                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6241


                             Loomis Sayles Funds II
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

              399 Boylston Street, Boston, Massachusetts   02116
--------------------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)

                             John E. Pelletier, Esq.
                  CDC IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2801

Date of fiscal year end: September 30, 2003

Date of reporting period: September 30, 2003

Item 1.  Reports to Stockholders.

The Registrant's annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                [LOGO OF CDC NVEST FUNDS(SM)]
                CDC IXIS Asset Management Distributors

                EQUITY FUNDS
                ANNUAL REPORT
                September 30, 2003


[LOGO OF LOOMIS SAYLES FUNDS]

                Loomis Sayles Growth Fund

                Loomis Sayles International Equity Fund

                Loomis Sayles Research Fund

                        TABLE OF CONTENTS

                        Management Discussion and Performance ......... Page 1

                        Fund Risks and Index Definitions .............. Page 7

                        Schedule of Investments ....................... Page 8

                        Financial Statements .......................... Page 13

                        Report of Independent Auditors ................ Page 34

                        Trustee's Information ......................... Page 36

                            LOOMIS SAYLES GROWTH FUND

                                                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

OBJECTIVE:

Long-term growth of capital

STRATEGY:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

FUND INCEPTION:

May 16, 1991

MANAGERS:

Mark Baribeau
Pamela Czekanski
Richard Skaggs
LOOMIS, SAYLES & COMPANY, L.P.

SYMBOLS:

Class A    LGRRX
Class B    LGRBX
Class C    LGRCX
Class Y    LSGRX

NET ASSET VALUE PER SHARE:
(September 30, 2003)

Class A   $ 4.41
Class B     4.41
Class C     4.41
Class Y     4.55

                                                           MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

The economy began to pick up in the spring, and investors began bidding up stock prices, particularly after the fall of Saddam Hussein's regime in March. Reflecting improving business conditions and accelerating corporate earnings, cyclical growth sectors have led the market in this rally.

Loomis Sayles Growth Fund Class A shares had a total return of 20.82% at net asset value for the 12 months ended September 30, 2003. Although this was a solid return, some of the fund's holdings in retail, defense and technology caused it to lag early in the period. For the 12-month period, the Russell 1000 Growth Index, returned 25.92%, while the return on the Standard & Poor's Index was 24.40%. The Russell 1000 Growth Index replaced the S&P 500 as the fund's benchmark because the manager believes the stocks in the Russell Index are more representative of the fund's objectives. The average return on Morningstar's Large Growth category for the period was 22.62%.

Tech, healthcare, finance and consumer discretionary stocks led

Several of our large holdings in the market-leading technology sector performed well for the fund on solid earnings growth: Intel, the dominant producer of computer microprocessors, raised its outlook for the second half of this year. In early August, networking giant Cisco reported that corporate spending on technology was showing signs of improvement. Dell added to its market share in personal computers while making inroads in the server and data storage businesses.

Leadership in the healthcare sector has changed over the past 12 months. Healthcare companies such as Zimmer Holdings, a leading orthopedic implant company, and Amgen, the largest biotechnology firm, have emerged as some of the new leaders. Zimmer continues to post strong earnings and their new, minimally invasive hip and knee replacement surgery procedures continue to gain acceptance. Amgen also continues to benefit from strong product sales of its new drugs.

As expectations of a better economy solidified, financial-services companies involved in the capital markets, such as Goldman Sachs and Citigroup, posted solid gains. At the same time, credit-sensitive companies like American Express and MBNA rebounded, as did asset management firms like Legg Mason. E-Bay and Lowe's were leading performers in the consumer discretionary sector. On-line auctioneer e-Bay has gained revenues by selling retailers' overstocked inventories and building its used car business. Lowe's, the hardware and home products retailer, benefited from strong spending for home improvement.

Certain retail, defense and semiconductor holdings held the fund back

Weak performers during the period included Kohl's and Michael's Stores, both of which experienced disappointing comparable store sales. Kohl's execution has become less consistent than we have seen historically, as has Michael's Stores. We eliminated these stocks from the portfolio. We also sold defense contractor L-3 Communications, as we concluded that the bulk of the gains for the defense industry had passed for this cycle. The fund's holdings in producer durables also hurt performance. Semiconductor companies, such as Applied Materials and KLA-Tencor, struggled when we owned them because demand had not yet picked up.

Fund emphasizes economically sensitive companies with strong fundamentals

Signs are building that the economic recovery we have anticipated may be upon us. As a result, we are emphasizing large companies with strong current earnings growth that are also positioned to benefit from the current acceleration in economic activity. Technology, financial services and healthcare stocks appear to offer many of the most attractive opportunities. We have favored companies we believe will benefit from an upturn in the economy, those with more consistent earnings that are not dependent primarily on an upswing in the business cycle.

                            LOOMIS SAYLES GROWTH FUND

                                   INVESTMENT RESULTS THROUGH SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing Loomis Sayles Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

                             GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES/1/
--------------------------------------------------------------------------------

                  SEPTEMBER 30, 1993 THROUGH SEPTEMBER 30, 2003

                              [CHART APPEARS HERE]

                            LOOMIS SAYLES GROWTH FUND
              ----------------------------------------------------
                                          RUSSELL        LIPPER
                            Maximum        1000        LARGE CAP      S & P
   Month      Net Asset      Sales        GROWTH      GROWTH FUNDS     500
    End       Value (2)    Charge (3)      INDEX         INDEX        INDEX
----------    ---------   -----------    ---------    ------------   --------
 9/30/1993       10,000         9,425       10,000          10,000     10,000
10/31/1993       10,022         9,445       10,278          10,114     10,207
11/30/1993        9,618         9,065       10,209           9,910     10,110
12/31/1993        9,827         9,261       10,385          10,218     10,232
 1/31/1994       10,181         9,596       10,625          10,590     10,580
 2/28/1994        9,811         9,247       10,431          10,418     10,293
 3/31/1994        9,442         8,899        9,927           9,908      9,844
 4/30/1994        9,525         8,977        9,972           9,956      9,970
 5/31/1994        9,547         8,998       10,123          10,016     10,134
 6/30/1994        9,079         8,557        9,824           9,642      9,885
 7/31/1994        9,389         8,849       10,159           9,920     10,210
 8/31/1994        9,706         9,148       10,725          10,428     10,628
 9/30/1994        9,464         8,920       10,580          10,180     10,369
10/31/1994        9,834         9,269       10,828          10,440     10,601
11/30/1994        9,381         8,842       10,481          10,055     10,215
12/31/1994        9,468         8,924       10,657          10,134     10,367
 1/31/1995        9,582         9,031       10,885          10,213     10,636
 2/28/1995        9,839         9,273       11,341          10,564     11,050
 3/31/1995       10,104         9,523       11,672          10,864     11,376
 4/30/1995       10,233         9,645       11,927          11,161     11,711
 5/31/1995       10,559         9,952       12,342          11,530     12,179
 6/30/1995       11,248        10,601       12,818          12,119     12,462
 7/31/1995       11,778        11,101       13,351          12,778     12,876
 8/31/1995       12,051        11,358       13,366          12,848     12,908
 9/30/1995       12,354        11,643       13,982          13,326     13,453
10/31/1995       12,248        11,544       13,991          13,250     13,405
11/30/1995       12,528        11,808       14,535          13,667     13,993
12/31/1995       12,386        11,674       14,618          13,672     14,263
 1/31/1996       12,378        11,667       15,107          14,074     14,748
 2/29/1996       12,776        12,041       15,384          14,391     14,885
 3/31/1996       12,792        12,057       15,404          14,398     15,028
 4/30/1996       13,531        12,753       15,809          14,740     15,250
 5/31/1996       13,880        13,082       16,361          15,175     15,643
 6/30/1996       13,904        13,105       16,383          15,038     15,703
 7/31/1996       12,646        11,919       15,423          14,233     15,009
 8/31/1996       13,182        12,424       15,822          14,661     15,325
 9/30/1996       14,082        13,272       16,974          15,681     16,188
10/31/1996       14,656        13,814       17,076          15,876     16,634
11/30/1996       15,273        14,394       18,358          16,903     17,892
12/31/1996       14,857        14,002       17,999          16,483     17,537
 1/31/1997       16,161        15,232       19,261          17,528     18,633
 2/28/1997       15,277        14,398       19,131          17,276     18,779
 3/31/1997       14,370        13,544       18,095          16,391     18,007
 4/30/1997       14,238        13,419       19,297          17,291     19,082
 5/31/1997       15,641        14,742       20,689          18,464     20,244
 6/30/1997       16,139        15,211       21,518          19,237     21,151
 7/31/1997       17,774        16,752       23,421          21,076     22,834
 8/31/1997       17,363        16,364       22,050          19,926     21,555
 9/30/1997       18,907        17,820       23,135          21,027     22,735
10/31/1997       18,701        17,626       22,280          20,297     21,976
11/30/1997       18,140        17,097       23,226          20,748     22,993
12/31/1997       18,453        17,392       23,486          21,031     23,388
 1/31/1998       17,691        16,673       24,189          21,403     23,647
 2/28/1998       18,936        17,847       26,008          23,038     25,353
 3/31/1998       19,596        18,469       27,045          24,110     26,651
 4/30/1998       20,153        18,994       27,419          24,514     26,919
 5/31/1998       19,376        18,262       26,641          23,966     26,456
 6/30/1998       20,241        19,077       28,273          25,337     27,531
 7/31/1998       19,142        18,041       28,086          25,325     27,238
 8/31/1998       15,301        14,422       23,871          21,190     23,300
 9/30/1998       16,987        16,010       25,704          22,731     24,792
10/31/1998       18,145        17,102       27,770          24,197     26,809
11/30/1998       18,262        17,212       29,882          25,858     28,434
12/31/1998       20,774        19,579       32,577          28,702     30,072
 1/31/1999       21,416        20,184       34,490          30,565     31,330
 2/28/1999       20,533        19,353       32,914          29,310     30,356
 3/31/1999       22,358        21,072       34,648          30,976     31,571
 4/30/1999       22,659        21,356       34,692          31,082     32,793
 5/31/1999       22,037        20,770       33,626          30,053     32,019
 6/30/1999       23,581        22,225       35,981          32,142     33,796
 7/31/1999       22,538        21,243       34,838          31,133     32,741
 8/31/1999       22,719        21,413       35,407          31,139     32,579
 9/30/1999       22,178        20,902       34,663          30,823     31,686
10/31/1999       23,882        22,509       37,281          33,187     33,691
11/30/1999       25,510        24,043       39,292          34,827     34,375
12/31/1999       29,536        27,838       43,379          38,695     36,400
 1/31/2000       28,383        26,751       41,345          37,142     34,571
 2/29/2000       31,909        30,074       43,366          39,095     33,917
 3/31/2000       32,758        30,874       46,470          41,839     37,235
 4/30/2000       30,146        28,413       44,259          38,602     36,115
 5/31/2000       28,143        26,525       42,030          36,379     35,374
 6/30/2000       30,951        29,172       45,215          38,785     36,246
 7/31/2000       30,668        28,905       43,330          37,999     35,679
 8/31/2000       33,977        32,023       47,254          41,286     37,895
 9/30/2000       32,214        30,361       42,784          38,138     35,895
10/31/2000       29,798        28,084       40,759          36,121     35,743
11/30/2000       24,722        23,300       34,751          31,275     32,925
12/31/2000       24,745        23,322       33,652          31,080     33,086
 1/31/2001       24,053        22,670       35,976          31,985     34,260
 2/28/2001       21,170        19,953       29,869          27,033     31,136
 3/31/2001       19,326        18,214       26,618          24,224     29,164
 4/30/2001       20,778        19,584       29,985          26,825     31,430
 5/31/2001       20,087        18,932       29,544          26,621     31,640
 6/30/2001       19,833        18,692       28,859          25,854     30,870
 7/31/2001       18,957        17,867       28,138          24,927     30,566
 8/31/2001       17,504        16,497       25,837          23,033     28,653
 9/30/2001       15,816        14,906       23,258          20,717     26,339
10/31/2001       16,699        15,739       24,478          21,576     26,841
11/30/2001       18,157        17,113       26,829          23,553     28,900
12/31/2001       18,618        17,548       26,779          23,662     29,153
 1/31/2002       18,580        17,511       26,306          23,127     28,728
 2/28/2002       17,582        16,571       25,214          22,170     28,174
 3/31/2002       18,349        17,294       26,086          23,062     29,234
 4/30/2002       17,774        16,752       23,957          21,526     27,461
 5/31/2002       17,658        16,643       23,378          21,134     27,259
 6/30/2002       16,430        15,485       21,215          19,413     25,317
 7/31/2002       15,048        14,183       20,049          17,952     23,344
 8/31/2002       15,048        14,183       20,109          18,051     23,497
 9/30/2002       14,012        13,206       18,023          16,302     20,943
10/31/2002       15,048        14,183       19,676          17,557     22,787
11/30/2002       15,432        14,545       20,745          18,284     24,128
12/31/2002       14,319        13,495       19,312          17,010     22,710
 1/31/2003       14,204        13,387       18,843          16,618     22,115
 2/28/2003       14,127        13,314       18,757          16,439     21,784
 3/31/2003       14,434        13,604       19,106          16,747     21,995
 4/30/2003       15,355        14,472       20,518          17,974     23,807
 5/31/2003       16,238        15,304       21,543          18,854     25,061
 6/30/2003       16,276        15,341       21,839          19,010     25,381
 7/31/2003       16,967        15,992       22,383          19,562     25,828
 8/31/2003       17,428        16,426       22,939          20,043     26,332
 9/30/2003       16,929        15,956       22,694          19,616     26,053

                              AVERAGE ANNUAL TOTAL RETURNS -- SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                        1 YEAR/5/   5 YEARS/5/   10 YEARS/5/
                                        ---------   ----------   -----------
CLASS A/1/

Net Asset Value/2/                          20.82%       -0.07%         5.41%
With Maximum Sales Charge/3/                13.95        -1.25          4.78

CLASS B/1/

Net Asset Value/2/                          19.96        -0.81          4.71
With CDSC/4/                                14.96        -0.95          4.71

CLASS C/1/
Net Asset Value/2/                          19.96        -0.81          4.71
With Maximum Sales Charge and CDSC/4/       17.77        -1.01          4.60

CLASS Y/1/
Net Asset Value/2/                          21.33         0.17          5.58

COMPARATIVE PERFORMANCE                   1 YEAR     5 YEARS      10 YEARS
--------------------------------------  ---------   ----------   -----------
Lipper Large Cap Growth Funds Index         20.33%       -2.90%         6.97%
Russell 1000 Growth Index                   25.92        -2.46          8.54
S&P 500 Index                               24.40         1.00         10.05
Morningstar Large Growth Funds Average      22.62        -0.70          7.07
Lipper Large-Cap Growth Funds Average       21.22        -1.34          6.64

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares, the successor to the fund's Institutional Class, are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS
--------------------------------------------------------------------------------

                                                                 % OF NET ASSETS
                                                                      AS OF
FUND COMPOSITION                                                     9/30/03
--------------------------------------------------------------------------------
Common Stocks                                                          98.0
Other Assets                                                            2.0

                                                                 % OF NET ASSETS
                                                                      AS OF
TEN LARGEST HOLDINGS                                                  9/30/03
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                                3.8
Zimmer Holdings, Inc.                                                   3.6
Cisco Systems, Inc.                                                     3.6
MBNA Corp.                                                              3.6
Intel Corp.                                                             3.4
Dell, Inc.                                                              3.0
Amgen, Inc.                                                             2.9
VERITAS Software Corp.                                                  2.9
Merrill Lynch & Co., Inc.                                               2.7
Lowe's Cos., Inc.                                                       2.6

                                                                 % OF NET ASSETS
                                                                      AS OF
FIVE LARGEST INDUSTRIES                                              9/30/03
--------------------------------------------------------------------------------
Capital Markets                                                         9.6
Specialty Retail                                                        9.4
Semiconductors & Semiconductor Equipment                                7.8
Biotechnology                                                           7.4
Communications Equipment                                                7.1

Portfolio holdings and asset allocations will vary.

See page 7 for information on the possible risks associated with an investment in this fund and a description of the indexes.

NOTES TO CHARTS

/1/ Returns shown in the chart reflect performance of the fund's Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (12/31/96), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. Other Classes of shares are available for which performance, fees and expenses differ. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares, because Class A shares include the highest sales charge. Prior to September 12, 2003, the fund was offered without a sales charge.
/2/  Does not include a sales charge.
/3/  Includes maximum sales charge of 5.75%.
/4/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
/5/ Fund performance has been increased by expense waivers, without which performance would have been lower.

                     LOOMIS SAYLES INTERNATIONAL EQUITY FUND

                                                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

OBJECTIVE:

High total investment return through a combination of capital appreciation and current income

STRATEGY:

Invests primarily in common stocks or other equity securities of large companies organized or headquartered outside of the United States

FUND INCEPTION:

May 10, 1991

MANAGERS:

Eswar Menon
Alexander Muromcew
John Tribolet
LOOMIS, SAYLES & COMPANY, L.P.

SYMBOLS:

Class A    LIERX
Class B    LSIBX
Class C    LSICX
Class Y    LSIEX

NET ASSET VALUE PER SHARE:
(September 30, 2003)

Class A   $ 9.50
Class B     9.50
Class C     9.50
Class Y     9.60

                                                           MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Loomis Sayles International Equity Fund's total return for the fiscal year ended September 30, 2003 was 23.38%, based on the net asset value of Class A shares. Differences in industry weighting caused the fund to lag its benchmark, the MSCI EAFE Index, which had a total return of 26.54% for the period, although results were above the 21.11% average return on the funds in Morningstar's Foreign Large Growth category.

During the first half of the fiscal year, the conflict in Iraq and slowing economies around the world kept stock prices down. However, after the start of military activities in March of 2003, the global markets began to reflect positive economic news. Emerging-market countries and Europe outperformed the United States. Technology and telecommunications were the top sectors. Currency fluctuations also played a role during the past 12 months, as the dollar weakened against both the yen and the euro.

Materials and consumer discretionary stocks were positive

Good performers included two Japanese chemical products companies, Nitto Denko and Kaneka Corp.; Thailand's Siam Cement; UK-listed Anglo American (a South African resource company); BHP Billiton (a British company active in minerals, oil and gas, and steel); and Finland's Stora Enso (a paper company). Consumer discretionary selections also performed well, including auto makers Nissan Motor (Japan) and Autoliv (Sweden); Kingfisher (international retailer of home goods, based in Britain); Japan's Daiwa House Industry; and media companies like British Sky Broadcasting, News Corp. (Australia), and Canada's Rogers Communications.

Finance, consumer staples and drugs were mixed

The fund had a lower exposure to finance than its benchmark, which was a positive in the first half of the year, but hurt during the second half when this sector rallied. Good performance from the fund's regional banks helped offset its under-representation in finance. Anglo Irish Bank, France's BNP Paribas, and Royal Bank of Scotland performed well. Food-related companies rallied in 2003, but we were underweight in consumer staples because growth prospects appeared stronger in other areas. Positive results from Israel's Teva Pharmaceutical Industries were offset by market concerns regarding generic competition and government regulation for the larger pharmaceutical companies.

Information technology helped, but fund was underweight in telecom

Stocks of many of the technology companies, battered during the past three years, rallied in 2003 on stronger profits and anticipated increases in sales. The fund had relatively little representation in the large telecommunication services companies that led the rally because we don't yet see solid evidence of increasing demand. However, the fund's information technology holdings performed well, including TDK (a Japanese magnetic head and component maker); Infineon Technologies (a German computer hardware manufacturer); Korea's Samsung Electronics (which also has exposure to computer hardware, telecom handsets and equipment); and Wipro (an Indian IT services company).

Market fundamentals seem to be improving

Looking ahead to 2004, our greatest concerns are the weak U.S. dollar and the global war on terrorism. However, economic data is confirming that the U.S. economy is beginning to grow again and corporate spending seems to be on the rise. We are also encouraged that some U.S. stimulative policies - tax cuts, government spending and monetary growth - are being implemented in other parts of the world. For example, Japan is rebuilding its banking infrastructure while Germany is discussing tax cuts. All of this bodes well for global growth.

                     LOOMIS SAYLES INTERNATIONAL EQUITY FUND

                                   INVESTMENT RESULTS THROUGH SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

Performance in perspective

The charts comparing Loomis Sayles International Equity Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                             GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES/1/
--------------------------------------------------------------------------------

                  SEPTEMBER 30, 1993 THROUGH SEPTEMBER 30, 2003

                              [CHART APPEARS HERE]

                   LOOMIS SAYLES INTERNATIONAL EQUITY FUND
             ---------------------------------------------------
                                           LIPPER
                           MAXIMUM      INTERNATIONAL     MSCI
  MONTH      NET ASSET      SALES           FUNDS         EAFE
   END       VALUE (2)    CHARGE (3)        INDEX        INDEX
----------   ---------   -----------    -------------   --------
 9/30/1993      10,000         9,425          10,000      10,000
10/31/1993      10,656        10,043          10,494      10,310
11/30/1993      10,446         9,845          10,078       9,411
12/31/1993      11,232        10,587          11,089      10,093
 1/31/1994      11,981        11,292          11,779      10,948
 2/28/1994      11,676        11,005          11,496      10,920
 3/31/1994      11,241        10,595          10,970      10,452
 4/30/1994      11,354        10,701          11,260      10,898
 5/31/1994      11,180        10,537          11,243      10,838
 6/30/1994      11,058        10,422          11,066      10,994
 7/31/1994      11,363        10,710          11,407      11,102
 8/31/1994      11,415        10,759          11,801      11,367
 9/30/1994      11,241        10,595          11,497      11,011
10/31/1994      11,276        10,628          11,702      11,381
11/30/1994      10,945        10,316          11,156      10,836
12/31/1994      11,035        10,400          11,007      10,907
 1/31/1995      10,826        10,203          10,461      10,490
 2/28/1995      11,130        10,490          10,458      10,463
 3/31/1995      11,272        10,624          10,733      11,118
 4/30/1995      11,814        11,135          11,128      11,539
 5/31/1995      12,194        11,493          11,238      11,405
 6/30/1995      12,166        11,466          11,280      11,208
 7/31/1995      12,489        11,771          11,900      11,909
 8/31/1995      11,938        11,251          11,699      11,457
 9/30/1995      12,175        11,475          11,895      11,684
10/31/1995      11,928        11,242          11,647      11,373
11/30/1995      11,824        11,144          11,769      11,692
12/31/1995      11,987        11,298          12,110      12,166
 1/31/1996      12,399        11,686          12,396      12,219
 2/29/1996      12,523        11,803          12,450      12,264
 3/31/1996      12,544        11,822          12,644      12,527
 4/30/1996      12,894        12,152          13,056      12,895
 5/31/1996      12,842        12,104          13,041      12,660
 6/30/1996      12,956        12,211          13,160      12,735
 7/31/1996      12,647        11,919          12,716      12,366
 8/31/1996      12,883        12,143          12,882      12,396
 9/30/1996      13,128        12,373          13,170      12,728
10/31/1996      13,344        12,577          13,118      12,601
11/30/1996      13,921        13,121          13,735      13,106
12/31/1996      14,194        13,378          13,857      12,940
 1/31/1997      14,280        13,459          13,875      12,490
 2/28/1997      14,172        13,357          14,126      12,698
 3/31/1997      14,226        13,408          14,201      12,747
 4/30/1997      14,205        13,388          14,262      12,818
 5/31/1997      14,884        14,028          15,067      13,655
 6/30/1997      15,531        14,638          15,790      14,411
 7/31/1997      16,030        15,109          16,297      14,647
 8/31/1997      14,621        13,780          15,122      13,556
 9/30/1997      15,604        14,707          16,093      14,319
10/31/1997      14,260        13,440          14,871      13,221
11/30/1997      13,943        13,142          14,746      13,089
12/31/1997      14,014        13,208          14,862      13,207
 1/31/1998      14,561        13,723          15,221      13,814
 2/28/1998      15,480        14,590          16,188      14,703
 3/31/1998      16,250        15,316          17,067      15,159
 4/30/1998      16,275        15,339          17,329      15,283
 5/31/1998      15,840        14,929          17,363      15,212
 6/30/1998      15,219        14,344          17,212      15,331
 7/31/1998      15,455        14,566          17,476      15,489
 8/31/1998      13,691        12,904          14,962      13,574
 9/30/1998      13,293        12,529          14,496      13,161
10/31/1998      14,175        13,360          15,562      14,537
11/30/1998      14,859        14,004          16,341      15,285
12/31/1998      15,272        14,394          16,744      15,892
 1/31/1999      15,247        14,370          16,845      15,849
 2/28/1999      14,546        13,710          16,412      15,475
 3/31/1999      14,763        13,914          16,958      16,124
 4/30/1999      15,374        14,490          17,748      16,781
 5/31/1999      14,890        14,034          17,089      15,921
 6/30/1999      15,667        14,766          17,899      16,545
 7/31/1999      16,393        15,450          18,299      17,041
 8/31/1999      16,737        15,775          18,444      17,107
 9/30/1999      17,488        16,483          18,503      17,283
10/31/1999      18,851        17,767          19,149      17,934
11/30/1999      23,129        21,799          20,553      18,561
12/31/1999      28,941        27,277          23,078      20,230
 1/31/2000      27,615        26,027          21,727      18,948
 2/29/2000      32,553        30,681          23,161      19,462
 3/31/2000      30,091        28,360          23,221      20,220
 4/30/2000      26,519        24,994          21,748      19,160
 5/31/2000      24,462        23,056          21,150      18,696
 6/30/2000      25,490        24,025          22,130      19,431
 7/31/2000      23,840        22,469          21,412      18,620
 8/31/2000      24,584        23,170          21,774      18,786
 9/30/2000      23,420        22,074          20,506      17,875
10/31/2000      21,404        20,174          19,809      17,456
11/30/2000      20,031        18,879          18,973      16,805
12/31/2000      20,883        19,682          19,682      17,407
 1/31/2001      20,854        19,655          19,798      17,398
 2/28/2001      18,938        17,849          18,408      16,095
 3/31/2001      17,362        16,364          17,114      15,030
 4/30/2001      18,285        17,233          18,155      16,084
 5/31/2001      18,043        17,006          17,715      15,529
 6/30/2001      17,745        16,725          17,215      14,900
 7/31/2001      17,234        16,243          16,767      14,630
 8/31/2001      16,737        15,775          16,431      14,262
 9/30/2001      15,303        14,423          14,641      12,821
10/31/2001      15,625        14,727          15,037      13,149
11/30/2001      15,818        14,909          15,599      13,634
12/31/2001      16,026        15,105          15,877      13,715
 1/31/2002      15,188        14,315          15,236      12,988
 2/28/2002      15,333        14,451          15,450      13,079
 3/31/2002      15,946        15,029          16,267      13,857
 4/30/2002      15,752        14,846          16,381      13,893
 5/31/2002      15,946        15,029          16,615      14,082
 6/30/2002      15,236        14,360          15,960      13,527
 7/31/2002      13,817        13,023          14,366      12,192
 8/31/2002      13,785        12,992          14,378      12,167
 9/30/2002      12,415        11,701          12,829      10,864
10/31/2002      12,850        12,111          13,495      11,448
11/30/2002      13,495        12,719          14,134      11,970
12/31/2002      12,931        12,187          13,682      11,568
 1/31/2003      12,463        11,746          13,181      11,086
 2/28/2003      12,431        11,716          12,790      10,832
 3/31/2003      12,205        11,503          12,477      10,628
 4/30/2003      13,156        12,400          13,712      11,682
 5/31/2003      13,995        13,190          14,593      12,400
 6/30/2003      14,301        13,479          14,938      12,707
 7/31/2003      14,495        13,661          15,357      13,017
 8/31/2003      14,994        14,132          15,800      13,333
 9/30/2003      15,317        14,436          16,117      13,747

                              AVERAGE ANNUAL TOTAL RETURNS -- SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                        1 YEAR/5/    5 YEARS/5/    10 YEARS/5/
                                        ---------    ----------    -----------
CLASS A/1/

Net Asset Value/2/                          23.38%         2.87%          4.36%
With Maximum Sales Charge/3/                16.28          1.67           3.74

CLASS B/1/

Net Asset Value/2/                          22.39          1.96           3.42
With CDSC/4/                                17.39          1.65           3.42

CLASS C/1/

Net Asset Value/2/                          22.39          1.96           3.42
With Maximum Sales Charge and CDSC/4/       20.18          1.76           3.32

CLASS Y/1/

Net Asset Value/2/                          23.70          3.18           4.56

COMPARATIVE PERFORMANCE                   1 YEAR      5 YEARS        10 YEARS
-------------------------------------   ---------    ----------    -----------
Lipper International Funds Index            25.63%         2.14%          4.89%
MSCI EAFE Index                             26.54          0.87           3.23
Morningstar Foreign Large Growth
 Average                                    21.11         -0.64           2.59
Lipper International Funds Average          22.94          1.21           4.04

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares, the successor to the fund's Institutional Class, are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS
--------------------------------------------------------------------------------

                                                                 % OF NET ASSETS
                                                                      AS OF
FUND COMPOSITION                                                     9/30/03
--------------------------------------------------------------------------------
Common Stocks                                                          95.4
Preferred Stocks                                                        0.5
Short Term Investments and Other                                        4.1

                                                                 % OF NET ASSETS
                                                                      AS OF
TEN LARGEST HOLDINGS                                                 9/30/03
--------------------------------------------------------------------------------
Anglo Irish Bank Corp. Plc                                              2.0
Vodafone Group Plc                                                      1.9
Novartis AG                                                             1.8
Erste Bank der oesterreichischen                                        1.6
 Sparkasser AG
GlaxoSmithKline Plc                                                     1.6
HBOS Plc                                                                1.5
Smith & Nephew Plc                                                      1.5
BP Plc                                                                  1.5
Nokia Oyj ADR                                                           1.4
Sumitomo Trust & Banking Co. Ltd.                                       1.3

                                                                 % OF NET ASSETS
                                                                      AS OF
FIVE LARGEST COUNTRIES                                               9/30/03
--------------------------------------------------------------------------------
Japan                                                                  23.3
United Kingdom                                                         16.2
Germany                                                                 6.0
Switzerland                                                             5.4
France                                                                  5.4

Portfolio holdings and asset allocations will vary.

See page 7 for information on the possible risks associated with an investment in this fund and a description of the indexes.

NOTES TO CHARTS

/1/ Returns shown in the chart reflect performance of the fund's Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (12/31/96), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. Other Classes of shares are available for which performance, fees and expenses differ. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares, because Class A shares include the highest sales charge. Prior to September 12, 2003, the fund was offered without a sales charge.
/2/  Does not include a sales charge.
/3/  Includes maximum sales charge of 5.75%.
/4/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
/5/ Fund performance has been increased by expense waivers, without which performance would have been lower.

                           LOOMIS SAYLES RESEARCH FUND

                                                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

OBJECTIVE:

Long-term growth of capital

STRATEGY:

Invests primarily in equity securities, including common stocks, convertible securities and warrants; focuses on large-capitalization companies but may invest in companies of any size

FUND INCEPTION:

July 31, 2000

MANAGER:

Team Management, led by Lauriann Kloppenburg
LOOMIS, SAYLES & COMPANY, L.P.

SYMBOLS:

Class A   LSRRX
Class B   LSCBX
Class C   LSCCX
Class Y   LISRX

NET ASSET VALUE PER SHARE:
(September 30, 2003)

Class A  $ 6.90
Class B    6.90
Class C    6.90
Class Y    6.92

                                                           MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Loomis Sayles Research Fund performed well during the year ended September 30, 2003. Total return based on Class A shares at net asset value was 21.48%, close to the 21.66% average return generated by its peer group of funds in the Morningstar Large Blend Category. However, our performance lagged the benchmark, the S&P 500 Index, which returned 24.40% for the 12-month period.

Most of this underperformance came early in the period (the fourth quarter of 2002), as the market began to anticipate an economic recovery. Many of the more depressed and leveraged cyclical stocks rallied strongly, and the fund was positioned too conservatively to fully participate. As calendar 2003 unfolded, we increased our exposure to cyclical stocks in many sectors, taking advantage of the price opportunities that are typical during volatile market periods.

Fund's strongest sectors were technology, telecommunications and utilities

Looking at performance on a sector-by-sector basis, our strongest results in absolute terms came from three sectors that had been beaten down mercilessly in the past. As fear and emotion lessened their grip on the markets, and hints of economic improvement appeared, these sectors rebounded sharply.

Individually, the top-performing stocks included technology giant Cisco, semiconductor manufacturer Maxim Integrated Products, and graphics software leader Adobe. However, the fund's single best performer was Sprint, the long distance and wireless telecommunications service provider. Following close behind was Boston Scientific, a leader in the development of a new generation of stents for treating cardiac patients. Both of these stocks were strong contributors to the fund's results.

Most weaker issues were sold

Our performance in consumer staples was challenged first by the sector's lack of cyclical exposure, and again by disappointing developments at Kimberly Clark and Kraft Foods, both of which we sold. The fund's results in the consumer discretionary sector were also relatively weak, restrained by poor performance in Harley Davidson and Jones Apparel. We also sold both of these stocks.

Our investments in AmerisourceBergen (ABC), UTStarcom and Lockheed Martin were all painful. Drug company ABC was hurt by reports of federal investigations into its practices. UTStarcom, a telecommunications company, was pulled down by concerns about its business in China. Lockheed Martin came under pressure on concerns that commercial aerospace market problems would blemish an otherwise strong outlook for defense. Among these, we retained only a position in UTStarcom, which recently reported strong earnings and encouraging sales in China.

Fund positioned for continuing economic recovery

Looking out to the next 12 months, we expect a recovering economy, low inflation, low interest rates and a stimulative government stance to provide a constructive backdrop for the market. While a pullback or consolidation is possible after the strong run we have had, we believe valuation levels remain reasonable and the longer-term prospects seem attractive. In our opinion, our bottom-up stock picking approach - highlighted by keeping sector emphasis in line with the S&P 500 - may be well suited for this environment.

                           LOOMIS SAYLES RESEARCH FUND

                                   INVESTMENT RESULTS THROUGH SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

Performance in perspective

The charts comparing Loomis Sayles Research Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                             GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES/1/
--------------------------------------------------------------------------------

                    JULY 31, 2000 THROUGH SEPTEMBER 30, 2003

                              [CHART APPEARS HERE]

                                        LIPPER
                          MAXIMUM     LARGE CAP      S&P
  MONTH      NET ASSET     SALES      CORE FUNDS     500
   END       VALUE (2)   CHARGE (3)     INDEX       INDEX
----------   ---------   ----------   ----------   -------
 7/31/2000      10,000        9,425       10,000    10,000
 8/31/2000      10,937       10,308       10,690    10,621
 9/30/2000      10,538        9,932       10,121    10,060
10/31/2000      10,110        9,528       10,003    10,018
11/30/2000       8,698        8,198        9,124     9,228
12/31/2000       9,039        8,519        9,235     9,273
 1/31/2001       9,149        8,623        9,497     9,602
 2/28/2001       8,147        7,678        8,613     8,727
 3/31/2001       7,646        7,206        8,084     8,174
 4/30/2001       8,297        7,820        8,699     8,809
 5/31/2001       8,367        7,886        8,748     8,868
 6/30/2001       8,227        7,754        8,515     8,652
 7/31/2001       7,996        7,537        8,392     8,567
 8/31/2001       7,526        7,093        7,898     8,031
 9/30/2001       6,864        6,469        7,298     7,382
10/31/2001       7,105        6,696        7,470     7,523
11/30/2001       7,626        7,187        7,960     8,100
12/31/2001       7,793        7,345        8,050     8,171
 1/31/2002       7,713        7,269        7,923     8,052
 2/28/2002       7,623        7,184        7,790     7,896
 3/31/2002       7,904        7,449        8,055     8,193
 4/30/2002       7,583        7,147        7,634     7,697
 5/31/2002       7,492        7,061        7,578     7,640
 6/30/2002       7,001        6,598        7,055     7,096
 7/31/2002       6,429        6,059        6,531     6,543
 8/31/2002       6,389        6,022        6,585     6,586
 9/30/2002       5,707        5,379        5,945     5,870
10/31/2002       6,148        5,795        6,407     6,387
11/30/2002       6,399        6,031        6,693     6,762
12/31/2002       6,079        5,729        6,341     6,365
 1/31/2003       5,938        5,597        6,174     6,198
 2/28/2003       5,848        5,512        6,092     6,105
 3/31/2003       5,928        5,587        6,144     6,165
 4/30/2003       6,360        5,995        6,596     6,672
 5/31/2003       6,712        6,326        6,916     7,024
 6/30/2003       6,802        6,411        6,984     7,114
 7/31/2003       6,953        6,553        7,094     7,239
 8/31/2003       7,054        6,648        7,232     7,380
 9/30/2003       6,933        6,535        7,138     7,302

                              AVERAGE ANNUAL TOTAL RETURNS -- SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                     SINCE FUND
                                                        1 YEAR/6/   INCEPTION/6/
                                                        ---------   ------------
CLASS A/1/

Net Asset Value/2/                                          21.48%       -10.92%
With Maximum Sales Charge/3/                                14.44        -12.57

CLASS B/1/

Net Asset Value/2/                                          20.08        -11.75
With CDSC/4/                                                15.08        -12.58

CLASS C/1/

Net Asset Value/2/                                          20.08        -11.75
With Maximum Sales Charge and CDSC/4/                       17.88        -12.03

CLASS Y/1/

Net Asset Value/2/                                          21.76        -10.67

                                                                       SINCE
                                                                       FUND
COMPARATIVE PERFORMANCE                                   1 YEAR    INCEPTION/5/
--------------------------------------                  ---------   ------------
Lipper Large Cap Core Funds Index                           20.07%       -10.10%
S&P 500 Index                                               24.40         -9.45
Morningstar Large Blend Fund Average                        21.66         -9.27
Lipper Large Cap Core Funds Average                         20.86        -11.36

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares, the successor to the fund's Institutional Class, are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS
--------------------------------------------------------------------------------

                                                                 % OF NET ASSETS
                                                                      AS OF
FUND COMPOSITION                                                     9/30/03
--------------------------------------------------------------------------------
Common Stocks                                                          99.5
Other Assets                                                            0.5

                                                                 % OF NET ASSETS
                                                                      AS OF
TEN LARGEST HOLDINGS                                                 9/30/03
--------------------------------------------------------------------------------
Microsoft Corp.                                                         4.1
Citigroup, Inc.                                                         3.6
Wal-Mart Stores, Inc.                                                   2.7
Bank of America Corp.                                                   2.7
Wells Fargo & Co.                                                       2.6
MBNA Corp.                                                              2.5
General Electric Co.                                                    2.4
Cisco Systems, Inc.                                                     2.3
Exxon Mobil Corp.                                                       2.2
Procter & Gamble Co.                                                    2.2

                                                                 % OF NET ASSETS
                                                                      AS OF
FIVE LARGEST INDUSTRIES                                              9/30/03
--------------------------------------------------------------------------------
Commercial Banks                                                        6.9
Communications Equipment                                                4.9
Food & Staples Retailing                                                4.9
Software                                                                4.9
Health Care Equipment & Supplies                                        4.6
Portfolio holdings and asset
allocations will vary.

See page 7 for information on the possible risks associated with an investment in this fund and a description of the indexes.

NOTES TO CHARTS

/1/ Returns shown in the chart reflect the performance of the fund's Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares
     (11/30/01), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. Other Classes of shares are available for which performance, fees and expenses differ. For periods prior to the inception of Class B and C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares, because Class A shares include the highest sales charge. Prior to September 12, 2003, the fund was offered without a sales charge.
/2/  Does not include a sales charge.
/3/  Includes maximum sales charge of 5.75%.
/4/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
/5/ The since-inception performance comparisons shown are calculated from 7/31/00.
/6/ Fund performance has been increased by expense waivers, without which performance would have been lower.

                        FUND RISKS AND INDEX DEFINITIONS

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Any mutual fund investment involves risk. The following notes describe some of the risks of the Loomis Sayles Equity Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

THE FUNDS

Loomis Sayles Growth Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. It focuses on stocks of large-capitalization companies, but may invest in companies of any size.

Loomis Sayles International Equity Fund invests primarily in stocks and other equity securities of companies organized or headquartered outside of the United States. Although it generally focuses on stocks of larger companies, the fund may invest in securities issued by companies of any size and in securities of issuers located in countries with emerging markets.

Loomis Sayles Research Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. It focuses on stocks of large-capitalization companies, but the fund may invest in companies of any size.

THE RISKS

Foreign and emerging market securities convey special risks, including political, economic, regulatory and currency risks, as well as differing accounting standards. Emerging markets may be more subject to these risks than developed markets.

Growth stocks tend to be more sensitive to market movements because their stock prices are based in part on future expectations, which may not be realized.

Value stocks may fall out of favor with investors and underperform the broader market; there is no guarantee that they will return to favor.

Convertible securities are bonds that can be exchanged for a specific number of shares of the company's preferred or common stock. They tend to pay lower interest rates than non-convertible bonds and they reflect the price volatility of the underlying equity security.

Warrants entitle the holder to buy a specific number of securities at a set price, usually above the current market price at the time of issuance, for an extended period. If the price of the security does not rise above the warrant's exercise price before it expires, it becomes worthless.


INDEX/AVERAGE DESCRIPTIONS

The Standard & Poor's 500 Stock Index is an unmanaged index of U.S. common stock performance.

The Russell 1000 Growth Index is an unmanaged index measuring the performance of the largest 1000 U.S. growth companies within the Russell 3000 Index.

The Morgan Stanley Capital International (MSCI) Europe Australasia Far East
(EAFE) Index is an unmanaged index of common stocks traded outside the United States.

The Lipper Fund Indexes are equally weighted indexes typically consisting of the 30 largest mutual funds within each fund's category, as calculated by Lipper Inc.

The Morningstar Funds Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

The Lipper Fund Averages consist of all mutual funds in a stated category, without sales charges, calculated by Lipper Inc.

           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
7

              LOOMIS SAYLES GROWTH FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2003

     SHARES         DESCRIPTION                                    VALUE (a)
------------------------------------------------------------------------------
COMMON STOCKS -- 98.0% OF TOTAL NET ASSETS
                BIOTECHNOLOGY -- 7.4%
      13,600    Amgen, Inc. (b) ..............................  $      878,152
       9,500    Genentech, Inc. (b) ..........................         761,330
      10,200    Gilead Sciences, Inc. (b) ....................         570,486
                                                                --------------
                                                                     2,209,968
                                                                --------------
                CAPITAL MARKETS -- 9.6%
      27,000    Ameritrade Holding Corp. (b) .................         303,750
       4,850    Goldman Sachs Group, Inc. ....................         406,915
       5,925    Legg Mason, Inc. .............................         427,785
      15,225    Merrill Lynch & Co., Inc. ....................         814,994
      10,350    State Street Corp. ...........................         465,750
      10,975    T. Rowe Price Group, Inc. ....................         452,829
                                                                --------------
                                                                     2,872,023
                                                                --------------
                COMMERCIAL SERVICES & SUPPLIES -- 2.9%
       4,475    Apollo Group, Inc., Class A (b) ..............         295,484
      12,625    Career Education Corp. (b) ...................         571,913
                                                                --------------
                                                                       867,397
                                                                --------------
                COMMUNICATIONS EQUIPMENT -- 7.1%
      54,760    Cisco Systems, Inc. (b) ......................       1,070,010
      15,100    QUALCOMM, Inc. ...............................         628,764
      13,050    UTStarcom, Inc. (b) ..........................         415,121
                                                                --------------
                                                                     2,113,895
                                                                --------------
                COMPUTERS & PERIPHERALS -- 5.4%
      27,080    Dell, Inc. (b) ...............................         904,201
      31,050    EMC Corp. (b) ................................         392,162
       4,900    SanDisk Corp. (b) ............................         312,326
                                                                --------------
                                                                     1,608,689
                                                                --------------
                CONSUMER FINANCE -- 4.8%
       8,275    American Express Co. .........................         372,872
      46,675    MBNA Corp. ...................................       1,064,190
                                                                --------------
                                                                     1,437,062
                                                                --------------
                DIVERSIFIED FINANCIAL SERVICES -- 3.0%
      12,900    Citigroup, Inc. ..............................         587,079
       5,890    Moody's Corp. ................................         323,773
                                                                --------------
                                                                       910,852
                                                                --------------
                ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.5%
      17,600    Jabil Circuit, Inc. (b) ......................         458,480
                                                                --------------
                Energy Equipment & Services -- 1.7%
      14,575    BJ Services Co. (b) ..........................         498,028
                                                                --------------
                FOOD & STAPLES RETAILING -- 1.9%
      10,225    Wal-Mart Stores, Inc. ........................         571,066
                                                                --------------
                HEALTH CARE EQUIPMENT & SUPPLIES -- 5.1%
       5,800    Stryker Corp. ................................         436,798
      19,650    Zimmer Holdings, Inc. (b) ....................       1,082,715
                                                                --------------
                                                                     1,519,513
                                                                --------------
                HEALTH CARE PROVIDERS & SERVICES -- 5.9%
      27,200    Caremark Rx, Inc. (b) ........................         614,720
      22,545    UnitedHealth Group, Inc. .....................       1,134,464
                                                                --------------
                                                                     1,749,184
                                                                --------------
                INDUSTRIAL CONGLOMERATES -- 3.7%
       9,000    3M Co. .......................................         621,630
      16,030    General Electric Co. .........................         477,854
                                                                --------------
                                                                     1,099,484
                                                                --------------
                INTERNET & CATALOG RETAIL -- 1.9%
      10,530    eBay, Inc. (b) ...............................         563,460
                                                                --------------
                OIL & Gas -- 2.3%
       3,575    Apache Corp. .................................  $      247,891
      21,475    XTO Energy, Inc. .............................         450,760
                                                                --------------
                                                                       698,651
                                                                --------------
                PHARMACEUTICALS -- 4.4%
       5,525    Barr Laboratories, Inc. (b) ..................         376,860
       8,925    Pfizer, Inc. .................................         271,142
      14,500    Wyeth ........................................         668,450
                                                                --------------
                                                                     1,316,452
                                                                --------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT --
                7.8%
      11,275    Analog Devices, Inc. (b) .....................         428,676
      37,050    Intel Corp. ..................................       1,019,245
      13,325    Linear Technology Corp. ......................         477,168
      10,350    Maxim Integrated Products, Inc. ..............         408,825
                                                                --------------
                                                                     2,333,914
                                                                --------------
                SOFTWARE -- 7.0%
      24,750    BEA Systems, Inc. (b) ........................         298,237
      21,540    Microsoft Corp. ..............................         598,597
       4,850    Symantec Corp. (b) ...........................         305,647
      27,800    VERITAS Software Corp. (b) ...................         872,920
                                                                --------------
                                                                     2,075,401
                                                                --------------
                SPECIALTY RETAIL -- 9.4%
       9,870    Bed Bath & Beyond, Inc. (b) ..................         376,837
      10,500    Best Buy Co., Inc. (b) .......................         498,960
      22,100    Home Depot, Inc. .............................         703,885
      14,975    Lowe's Cos., Inc. ............................         777,202
      18,425    Staples, Inc. (b) ............................         437,594
                                                                --------------
                                                                     2,794,478
                                                                --------------
                TEXTILES APPAREL & LUXURY GOODS -- 2.5%
      13,700    Coach, Inc. (b) ..............................         748,020
                                                                --------------
                THRIFTS & MORTGAGE FINANCE -- 1.5%
       5,850    Countrywide Financial Corp. ..................         457,938
                                                                --------------
                WIRELESS TELECOMMUNICATION SERVICES -- 1.2%
      42,900    AT&T Wireless Services, Inc. (b) .............         350,922
                                                                --------------
                Total Common Stocks
                (Identified Cost $26,527,676) ................      29,254,877
                Total Investments -- 98.0%
                (Identified Cost $26,527,676) (c) ............      29,254,877
                Other assets less liabilities ................         595,093
                                                                --------------
                Total Net Assets -- 100% .....................  $   29,849,970
                                                                ==============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Non-income producing security.
(c)  Federal Tax Information:
     At September 30, 2003, the net unrealized appreciation on
     investments based on cost of $26,560,963 for federal
     income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over
     tax cost ................................................  $    3,086,749
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost
     over value ..............................................        (392,835)
                                                                --------------
     Net unrealized appreciation .............................  $    2,693,914
                                                                ==============

                 See accompanying notes to financial statements.

       LOOMIS SAYLES INTERNATIONAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2003

     SHARES         DESCRIPTION                                    VALUE(a)
------------------------------------------------------------------------------
COMMON STOCKS -- 95.4% OF TOTAL NET ASSETS
                AUSTRALIA -- 2.8%
      69,800    Lend Lease Corp. Ltd. ........................  $      489,059
      25,550    Macquarie Bank Ltd. ..........................         599,623
      59,700    News Corp. Ltd. ..............................         488,143
                                                                --------------
                                                                     1,576,825
                                                                --------------
                AUSTRIA -- 1.6%
       9,100    Erste Bank der oesterreichischen
                Sparkassen AG ................................         920,898
                                                                --------------
                BELGIUM -- 1.0%
      10,025    Umicore ......................................         584,056
                                                                --------------
                BRAZIL -- 2.0%
      16,025    Companhia Vale do Rio Doce ADR ...............         654,140
      22,125    Embraer-Empresa Brasileria
                de Aeronautica SA ADR ........................         466,838
                                                                --------------
                                                                     1,120,978
                                                                --------------
                CANADA -- 3.9%
      13,269    Alcan, Inc. ..................................         514,843
      11,713    Allstream, Inc., Class B (b) .................         457,766
       9,725    Angiotech Pharmaceuticals, Inc. (b) ..........         424,496
      11,729    Encana Corp. .................................         424,693
      24,439    Rogers Communications, Inc., Class B .........         374,593
                                                                --------------
                                                                     2,196,391
                                                                --------------
                FINLAND -- 2.3%
      50,950    Nokia Oyj ADR ................................         794,820
      43,300    Stora Enso Oyj ...............................         536,317
                                                                --------------
                                                                     1,331,137
                                                                --------------
                FRANCE -- 5.4%
      30,000    Axa ..........................................         505,813
       7,500    BNP Paribas SA ...............................         367,912
       6,600    Casino Guichard-Perrachon SA .................         585,618
      13,500    Compagnie Generale des
                Etablissements Michelin ......................         502,265
       3,100    Pernod-Ricard SA .............................         293,665
      11,800    STMicroelectronics NV ........................         285,299
       3,630    Total Fina SA, Class B .......................         548,166
                                                                --------------
                                                                     3,088,738
                                                                --------------
                GERMANY -- 5.4%
      11,050    BASF AG ......................................         485,405
       7,600    Bayerische Motoren Werke (BMW) AG ............         287,362
       3,700    Deutsche Bank AG .............................         225,262
      15,400    Linde AG .....................................         634,502
      29,900    MAN AG .......................................         638,607
      13,550    SAP AG ADR ...................................         412,056
       7,060    Stada Arzneimittel AG ........................         378,410
                                                                --------------
                                                                     3,061,604
                                                                --------------
                GREECE -- 0.5%
      21,100    Greek Organization of Football Prognostics ...         258,150
                                                                --------------
                HONG KONG -- 1.1%
     201,400    Esprit Holdings Ltd. .........................         612,439
                                                                --------------
                HUNGARY -- 0.7%
      33,600    OTP Bank (b) .................................         398,671
                                                                --------------
                INDIA -- 0.6%
      11,925    Wipro Ltd. ADR ...............................         346,421
                                                                --------------
                IRELAND -- 3.0%
     107,500    Anglo Irish Bank Corp. Plc ...................       1,161,151
      79,600    Ryanair Holdings Plc (b) .....................         528,674
                                                                --------------
                                                                     1,689,825
                                                                --------------
                ISRAEL -- 1.0%
       9,510    Teva Pharmaceutical Industries Ltd. ADR ......         543,497
                                                                --------------
                ITALY -- 2.8%
      37,033    Banco Popolare di Verona e Novara Scrl .......         521,262
      34,650    ENI Spa ......................................         529,709
      59,300    Mediaset Spa .................................         543,097
                                                                --------------
                                                                     1,594,068
                                                                --------------
                JAPAN -- 23.3%
       8,400    Aiful Corp. ..................................         508,154
       8,300    Canon, Inc. ..................................         406,750
      36,000    Dai Nippon Printing Co. Ltd. .................         495,014
      63,000    Daiwa House Industry Co. Ltd. ................         576,197
         132    Fuji Television Network, Inc. ................         645,694
       2,800    Hirose Electric Co. Ltd. .....................         287,753
     167,000    Hiroshima Bank Ltd. ..........................         617,547
      13,900    Hosiden Corp. ................................         197,992
     177,000    KAJIMA Corp. .................................         600,512
      59,000    Kaneka Corp. .................................         430,525
          53    KDDI Corp. ...................................         269,246
       2,910    Keyence Corp. ................................         619,532
      22,500    KONAMI Corp. .................................         720,953
      69,000    Mitsubishi Corp. .............................         592,676
      61,000    Mitsui Fudosan Co. Ltd. ......................         542,028
     122,000    Nippon Oil Corp. .............................         538,743
     124,000    Nippon Yusen Kabushiki Kaisha ................         490,814
      39,400    Nissan Motor Co. Ltd. ........................         426,128
       8,000    Nitto Denko Corp. ............................         346,811
     103,000    NSK Ltd. .....................................         404,919
      95,000    OJI Paper Co. Ltd. ...........................         531,212
     151,000    Sumitomo Trust & Banking Co. Ltd. ............         737,280
       9,500    Takeda Chemical Industries Ltd. ..............         347,036
       6,100    TDK Corp. ....................................         362,994
      32,475    THK Co. Ltd. .................................         560,220
       8,100    Uni-Charm Corp. ..............................         383,862
      22,300    Yamada Denki Co. Ltd. ........................         660,503
                                                                --------------
                                                                    13,301,095
                                                                --------------
                MEXICO -- 1.5%
      20,225    America Movil SA de CV, Series L, ADR ........         467,400
      11,300    Grupo Televisa SA ADR ........................         413,467
                                                                --------------
                                                                       880,867
                                                                --------------
                NETHERLANDS -- 3.2%
      40,300    Aegon NV .....................................         469,106
      25,200    ING Groep NV .................................         461,880
      19,700    Koninklijke (Royal) Philips Electronics NV ...         446,693
      10,500    Royal Dutch Petroleum Co. ....................         461,367
                                                                --------------
                                                                     1,839,046
                                                                --------------
                NORWAY -- 0.8%
     106,800    Telenor ASA ..................................         475,339
                                                                --------------
                SINGAPORE -- 1.5%
      41,000    DBS Group Holdings Ltd. ......................         305,855
      40,725    Flextronics International Ltd. (b) ...........         577,481
                                                                --------------
                                                                       883,336
                                                                --------------
                SOUTH AFRICA -- 0.9%
      29,300    Anglo American Plc ...........................         526,490
                                                                --------------

                 See accompanying notes to financial statements.

                     LOOMIS SAYLES INTERNATIONAL EQUITY FUND
                       SCHEDULE OF INVESTMENTS (continued)

Investments as of September 30, 2003

     SHARES         DESCRIPTION                                    VALUE (a)
------------------------------------------------------------------------------
                SOUTH KOREA -- 2.6%
      13,000    Hyundai Motor Co. Ltd. .......................  $      374,125
       3,325    Kookmin Bank ADR .............................         109,392
      13,160    Kookmin Bank .................................         431,363
       1,700    Samsung Electronics ..........................         579,403
                                                                --------------
                                                                     1,494,283
                                                                --------------
                SPAIN -- 0.9%
      32,200    Iberdrola SA .................................         542,156

                SWEDEN -- 3.3%
      17,500    Atlas Copco AB, Class A ......................         512,700
       9,000    Autoliv, Inc. ADR ............................         270,063
      25,500    Electrolux AB ................................         554,548
      17,200    SKF AB, Class B ..............................         541,648
                                                                --------------
                                                                     1,878,959
                                                                --------------
                SWITZERLAND -- 5.4%
      10,900    Credit Suisse Group ..........................         348,935
      26,400    Novartis AG ..................................       1,022,155
       6,600    Roche Holding AG .............................         547,583
         700    Synthes-Stratec, Inc. ........................         620,549
      10,100    UBS AG .......................................         567,063
                                                                --------------
                                                                     3,106,285
                                                                --------------
                TAIWAN -- 0.6%
      70,625    United Microelectronics Corp. ADR (b) ........         318,519
                                                                --------------
                THAILAND -- 0.6%
      66,400    Siam Cement Public Co. Ltd ...................         335,069
                                                                --------------
                UNITED KINGDOM -- 16.2%
      53,400    Barclays Plc .................................         409,869
      87,485    BHP Billiton Plc .............................         580,961
     123,200    BP Plc .......................................         845,780
      44,100    Diageo Plc ...................................         476,117
      48,900    Exel Plc .....................................         538,507
      43,200    GlaxoSmithKline Plc ..........................         896,897
      76,300    HBOS Plc .....................................         872,588
     134,618    Kingfisher Plc ...............................         584,037
      31,500    Next Plc .....................................         588,536
      26,600    Reckitt Benckiser Plc ........................         535,012
      11,743    Royal Bank of Scotland Group Plc .............         298,653
     131,200    Smith & Nephew Plc ...........................         863,626
     550,640    Vodafone Group Plc ...........................       1,098,362
      80,700    Xstrata Plc ..................................         623,097
                                                                --------------
                                                                     9,212,042
                                                                --------------
                UNITED STATES -- 0.5%
      13,100    Accenture Ltd., Class A (b) ..................         292,654
                                                                --------------
                Total Common Stocks
                (Identified Cost $47,682,162) ................      54,409,838
                                                                --------------
PREFERRED STOCKS -- 0.5%
                GERMANY -- 0.5%
         700    Porsche AG ...................................         294,788
                                                                --------------
                Total Preferred Stocks
                (Identified Cost $275,848) ...................         294,788
                                                                --------------
RIGHTS -- 0.1%
                FRANCE -- 0.0%
      30,000    Axa (b) ......................................           1,398
                                                                --------------
                GERMANY -- 0.1%
       7,060    Stada Arzneimittel AG ........................          15,795
                                                                --------------
                Total Rights
                (Identified Cost $0) .........................          17,193
                                                                --------------

 PRINCIPAL
  AMOUNT           DESCRIPTION                                     VALUE (a)
------------------------------------------------------------------------------
SHORT TERM INVESTMENT -- 2.4% OF TOTAL NET ASSETS
 $ 1,370,000    Repurchase Agreement with State Street Corp.,
                dated 9/30/03 at 0.350% to be repurchased at
                $1,370,013 on 10/01/03, collateralized by
                $1,360,000 U.S. Treasury Note, 3.375%, due
                4/30/04 with a value of $1,400,970 ...........  $    1,370,000
                                                                --------------
                Total Short Term Investment
                (Identified Cost $1,370,000) .................       1,370,000
                                                                --------------
                Total Investments -- 98.4%
                (Identified Cost $49,328,010)(c) .............      56,091,819
                Other assets less liabilities ................         936,215
                                                                --------------
                Total Net Assets -- 100% .....................  $   57,028,034
                                                                ==============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Non-income producing security.
(c)  Federal Tax Information:
     At September 30, 2003, the net unrealized appreciation
     on investments based on cost of $49,551,427 for federal
     income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over
     tax cost ................................................  $    7,100,449
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost over
     value ...................................................        (560,057)
                                                                --------------
     Net unrealized appreciation .............................  $    6,540,392
                                                                ==============

     ADR An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

INDUSTRY HOLDINGS AT SEPTEMBER 30, 2003 AS A PERCENTAGE OF NET ASSETS

     Commercial Banks                            9.1%
     Pharmaceuticals                             7.3
     Metals & Mining                             6.1
     Oil & Gas                                   5.9
     Machinery                                   4.7
     Media                                       4.3
     Electronic Equipment & Instruments          3.6
     Banks/Savings & Loans                       3.5
     Chemicals                                   3.3
     Specialty Retail                            3.3
     Wireless Telecommunication Services         3.2
     Capital Markets                             3.1
     Household Durables                          2.8
     Health Care Equipment & Supplies            2.6
     Software                                    2.0
     Other                                      33.6

                 See accompanying notes to financial statements.

             LOOMIS SAYLES RESEARCH FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2003

    SHARES     DESCRIPTION                                        VALUE (a)
------------------------------------------------------------------------------
COMMON STOCKS -- 99.5% OF TOTAL NET ASSETS
                AUTO COMPONENTS -- 0.8%
       3,375    Lear Corp. (b) ...............................  $      177,660
                                                                --------------
                BEVERAGES -- 1.8%
       7,900    Anheuser-Busch Cos., Inc. ....................         389,786
                                                                --------------
                BIOTECHNOLOGY -- 4.3%
       6,025    Amgen, Inc. (b) ..............................         389,034
       4,175    Genentech, Inc. (b) ..........................         334,584
       3,750    Gilead Sciences, Inc. (b) ....................         209,738
                                                                --------------
                                                                       933,356
                                                                --------------
                BUILDING PRODUCTS -- 1.3%
      11,825    Masco Corp. ..................................         289,476
                                                                --------------
                CAPITAL MARKETS -- 2.2%
      12,100    Ameritrade Holding Corp (b) ..................         136,125
       4,175    Lehman Brothers Holdings, Inc. ...............         288,409
       1,100    Merrill Lynch & Co., Inc. ....................          58,883
                                                                --------------
                                                                       483,417
                                                                --------------
                CHEMICALS -- 1.1%
       3,925    Praxair, Inc. ................................         243,154
                                                                --------------
                COMMERCIAL BANKS -- 6.9%
       7,500    Bank of America Corp. ........................         585,300
      15,475    U.S. Bancorp .................................         371,245
      10,850    Wells Fargo & Co. ............................         558,775
                                                                --------------
                                                                     1,515,320
                                                                --------------
                COMMERCIAL SERVICES & SUPPLIES -- 1.6%
       2,550    Apollo Group, Inc., Class A (b) ..............         168,377
       3,875    Career Education Corp. (b) ...................         175,537
                                                                --------------
                                                                       343,914
                                                                --------------
                COMMUNICATIONS EQUIPMENT -- 4.9%
      25,400    Cisco Systems, Inc. (b) ......................         496,316
       8,025    QUALCOMM, Inc. ...............................         334,161
       7,775    UTStarcom, Inc. (b) ..........................         247,323
                                                                --------------
                                                                     1,077,800
                                                                --------------
                COMPUTERS & PERIPHERALS -- 2.4%
      10,550    Dell, Inc. (b) ...............................         352,264
       2,850    SanDisk Corp. (b) ............................         181,659
                                                                --------------
                                                                       533,923
                                                                --------------
                CONSUMER FINANCE -- 2.5%
      24,425    MBNA Corp. ...................................         556,890
                                                                --------------
                DIVERSIFIED FINANCIAL SERVICES -- 3.6%
      17,191    Citigroup, Inc. ..............................         782,362
                                                                --------------
                DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.6%
      12,450    BellSouth Corp. ..............................         294,816
      10,075    SBC Communications, Inc. .....................         224,169
      18,225    Sprint Corp. (FON Group) .....................         275,197
                                                                --------------
                                                                       794,182
                                                                --------------
                ELECTRIC UTILITIES -- 3.0%
       7,025    Exelon Corp. .................................         446,087
       6,500    FirstEnergy Corp. ............................         207,350
                                                                --------------
                                                                       653,437
                                                                --------------
                ELECTRICAL EQUIPMENT -- 0.7%
       3,425    Cooper Industries Ltd. .......................         164,503
                                                                --------------
                ENERGY EQUIPMENT & Services -- 1.6%
       5,750    GlobalSantaFe Corp. ..........................         137,713
       8,700    Halliburton Co. ..............................         210,975
                                                                --------------
                                                                       348,688
                                                                --------------
                FOOD & STAPLES RETAILING -- 4.9%
       7,600    CVS Corp. ....................................         236,056
       7,150    SYSCO Corp. ..................................         233,876
      10,775    Wal-Mart Stores, Inc. ........................         601,784
                                                                --------------
                                                                     1,071,716
                                                                --------------
                FOOD PRODUCTS -- 1.2%
       8,075    Kellogg Co. ..................................         269,301
                                                                --------------
                HEALTH CARE EQUIPMENT & SUPPLIES -- 4.6%
       5,575    Boston Scientific Corp. (b) ..................         355,685
       6,500    St. Jude Medical, Inc. (b) ...................         349,505
       5,350    Zimmer Holdings, Inc. (b) ....................         294,785
                                                                --------------
                                                                       999,975
                                                                --------------
                HEALTH CARE PROVIDERS & SERVICES -- 3.3%
       4,575    Aetna, Inc. ..................................         279,212
       9,075    Caremark Rx, Inc. (b) ........................         205,095
       4,800    UnitedHealth Group, Inc. .....................         241,536
                                                                --------------
                                                                       725,843
                                                                --------------
                HOTELS RESTAURANTS & LEISURE -- 2.3%
       6,275    Mandalay Resort Group ........................         248,553
       9,300    Royal Caribbean Cruises Ltd. .................         261,423
                                                                --------------
                                                                       509,976
                                                                --------------
                HOUSEHOLD DURABLES -- 0.8%
       2,425    Mohawk Industries, Inc. (b) ..................         172,951
                                                                --------------
                HOUSEHOLD PRODUCTS -- 2.2%
       5,150    Procter & Gamble Co. .........................         478,023
                                                                --------------
                INDUSTRIAL CONGLOMERATES -- 3.6%
      17,525    General Electric Co. .........................         522,420
      13,400    Tyco International Ltd. ......................         273,762
                                                                --------------
                                                                       796,182
                                                                --------------
                INSURANCE -- 4.2%
      10,200    Ace Ltd. .....................................         337,416
       5,000    Hartford Financial Services Group, Inc. ......         263,150
       4,875    The Chubb Corp. ..............................         316,290
                                                                --------------
                                                                       916,856
                                                                --------------
                INTERNET & CATALOG RETAIL -- 2.2%
       4,700    eBay, Inc. (b) ...............................         251,497
       7,175    InterActiveCorp. (b) .........................         237,134
                                                                --------------
                                                                       488,631
                                                                --------------
                INFORMATION TECHNOLOGY SERVICES -- 1.5%
       6,750    Affiliated Computer Services, Inc.,
                Class A (b) ..................................         328,658
                                                                --------------
                MACHINERY -- 3.3%
       3,425    Danaher Corp. ................................         252,970
       4,475    Dover Corp. ..................................         158,281
       5,700    Ingersoll-Rand Co., Class A ..................         304,608
                                                                --------------
                                                                       715,859
                                                                --------------
                MEDIA -- 1.8%
      13,150    General Motors Corp., Class H (b) ............         188,177
       6,650    Univision Communications, Inc., Class A (b) ..         212,334
                                                                --------------
                                                                       400,511
                                                                --------------
                MULTILINE RETAIL -- 0.7%
       2,725    Kohl's Corp. (b) .............................         145,788
                                                                --------------

                 See accompanying notes to financial statements.

Investments as of September 30, 2003

    SHARES         DESCRIPTION                                     VALUE (a)
------------------------------------------------------------------------------
                OIL & GAS -- 4.0%
      3,350     ChevronTexaco Corp. ..........................  $      239,357
      2,750     ConocoPhillips ...............................         150,563
     13,400     Exxon Mobil Corp. ............................         490,440
                                                                --------------
                                                                       880,360
                                                                --------------
                PAPER & FOREST PRODUCTS -- 1.6%
      4,100     Bowater, Inc. ................................         172,446
      4,375     International Paper Co. ......................         170,713
                                                                --------------
                                                                       343,159
                                                                --------------
                PERSONAL PRODUCTS -- 1.0%
      3,250     Avon Products, Inc. ..........................         209,820
                                                                --------------
                PHARMACEUTICALS -- 1.8%
      2,075     Allergan, Inc. ...............................         163,365
      3,325     Barr Laboratories, Inc. (b) ..................         226,798
                                                                --------------
                                                                       390,163
                                                                --------------
                SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 4.1%
      8,125     Intel Corp. ..................................         223,519
      8,800     Maxim Integrated Products, Inc. ..............         347,600
     20,775     NVIDIA Corp. (b) .............................         330,551
                                                                --------------
                                                                       901,670
                                                                --------------
                SOFTWARE -- 4.9%
     31,975     Microsoft Corp. ..............................         888,585
      2,825     Symantec Corp. (b) ...........................         178,032
                                                                --------------
                                                                     1,066,617
                                                                --------------
                SPECIALTY RETAIL -- 1.7%
      6,775     Home Depot, Inc. .............................         215,784
      7,325     PETsMART, Inc. (b) ...........................         166,277
                                                                --------------
                                                                       382,061
                                                                --------------
                THRIFTS & MORTGAGE FINANCE -- 1.5%
      4,325     Countrywide Financial Corp. ..................         338,561
                                                                --------------
                Total Common Stocks
                (Identified Cost $20,346,868) ................      21,820,549
                                                                --------------
                Total Investments -- 99.5%
                (Identified Cost $20,346,868) (c) ............      21,820,549
                Other assets less liabilities ................         106,281
                                                                --------------
                Total Net Assets -- 100% .....................  $   21,926,830
                                                                ==============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Non-income producing security.
(c)  Federal Tax Information:
     At September 30, 2003, the net unrealized
     appreciation on investments based on cost of
     $20,501,580 for federal income tax purposes was
     as follows:
     Aggregate gross unrealized appreciation
     for all investments in which there is an excess
     of value over tax cost ..................................  $    1,704,777
     Aggregate gross unrealized depreciation for
     all investments in which there is an excess
     of tax cost over value ..................................        (385,808)
                                                                --------------
     Net unrealized appreciation .............................  $    1,318,969
                                                                ==============

                 See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES

September 30, 2003

                                                                   GROWTH          INTERNATIONAL        RESEARCH
                                                                    FUND            EQUITY FUND            FUND
                                                               ---------------    ---------------    ---------------
ASSETS
  Investments at value .....................................   $    29,254,877    $    56,091,819    $    21,820,549
  Cash .....................................................           491,332                300            118,984
  Foreign currency at value ................................                --            454,175                 --
  Receivable for:
    Fund shares sold .......................................                23             16,633                 --
    Securities sold ........................................           978,947          2,739,121             87,778
    Dividends and interest .................................            12,109            164,249             17,867
    Foreign tax reclaim ....................................                --             48,223                 --
  Due from the adviser .....................................             9,405             23,039             12,111
                                                               ---------------    ---------------    ---------------
    TOTALASSETS ............................................        30,746,693         59,537,559         22,057,289
                                                               ---------------    ---------------    ---------------
LIABILITIES
  Payable for:
    Securities purchased ...................................           840,790          1,922,174             59,174
    Fund shares redeemed ...................................             5,805            467,546             23,623
    Foreign taxes ..........................................                --             34,246                 --
  Accrued expenses:
    Management fees ........................................            12,582             35,406              9,191
    Trustees' fees .........................................             4,011              4,011              4,011
    Deferred trustees' fees ................................             1,142              1,142              1,142
    Accounting and administrative fees .....................               880              1,652                644
    Service and distribution fees ..........................                 7                 26                 --
    Transfer agent fees ....................................             5,329              5,893              4,438
    Other ..................................................            26,177             37,429             28,236
                                                               ---------------    ---------------    ---------------
    TOTAL LIABILITIES ......................................           896,723          2,509,525            130,459
                                                               ---------------    ---------------    ---------------
NET ASSETS .................................................   $    29,849,970    $    57,028,034    $    21,926,830
                                                               ===============    ===============    ===============
NET ASSETS CONSIST OF:
  Paid in Capital ..........................................   $    44,483,945    $    87,570,709    $    23,986,375
  Undistributed (overdistributed) net investment
   income (loss) ...........................................            (1,142)           785,880             76,148
  Accumulated net realized gain (loss) on investments ......       (17,360,034)       (38,093,806)        (3,609,374)
  Unrealized appreciation (depreciation) on:
    Investments* ...........................................         2,727,201          6,745,822          1,473,681
    Foreign currency translations ..........................                --             19,429                 --
                                                               ---------------    ---------------    ---------------
NET ASSETS .................................................   $    29,849,970    $    57,028,034    $    21,926,830
                                                               ===============    ===============    ===============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  CLASS A SHARES:
    Net assets .............................................   $       947,051    $     3,264,117    $        41,315
                                                               ===============    ===============    ===============
    Shares of beneficial interest ..........................           214,559            343,621              5,985
                                                               ===============    ===============    ===============
    Net asset value and redemption price per share .........   $          4.41    $          9.50    $          6.90
                                                               ===============    ===============    ===============
    Offering price per share ...............................   $          4.68    $         10.08    $          7.32
                                                               ===============    ===============    ===============
  CLASS B SHARES: (redemption price is equal to net
   asset value less any applicable contingent deferred
   sales charges)
    Net assets .............................................   $         2,430    $       146,961    $         2,447
                                                               ===============    ===============    ===============
    Shares of beneficial interest ..........................               551             15,469                355
                                                               ===============    ===============    ===============
    Net asset value and offering price per share ...........   $          4.41    $          9.50    $          6.90
                                                               ===============    ===============    ===============
  CLASS C SHARES: (redemption price is equal to net
   asset value less any applicable contingent deferred
   sales charges)
    Net assets .............................................   $         2,430    $        11,663    $         2,447
                                                               ===============    ===============    ===============
    Shares of beneficial interest ..........................               551              1,228                355
                                                               ===============    ===============    ===============
    Net asset value and redemption price per share .........   $          4.41    $          9.50    $          6.90
                                                               ===============    ===============    ===============
    Offering price per share ...............................   $          4.45    $          9.60    $          6.97
                                                               ===============    ===============    ===============
  CLASS Y SHARES:
    Net assets .............................................   $    28,898,059    $    53,605,293    $    21,880,621
                                                               ===============    ===============    ===============
    Shares of beneficial interest ..........................         6,346,992          5,582,118          3,163,020
                                                               ===============    ===============    ===============
    Net asset value, offering and redemption price per
     share .................................................   $          4.55    $          9.60    $          6.92
                                                               ===============    ===============    ===============
    Identified cost of investments .........................   $    26,527,676    $    49,328,010    $    20,346,868
    Cost of foreign currency ...............................   $            --    $       448,101    $            --

    * Net of capital gain taxes withheld of $17,987 for the International Equity Fund

                 See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2003

                                                                   GROWTH          INTERNATIONAL        RESEARCH
                                                                    FUND            EQUITY FUND            FUND
                                                               ---------------    ---------------    ---------------
INVESTMENT INCOME
  Dividends * ..............................................   $       162,338    $     1,175,651    $       271,335
  Interest .................................................             3,281              4,371              1,161
                                                               ---------------    ---------------    ---------------
                                                                       165,619          1,180,022            272,496
                                                               ---------------    ---------------    ---------------
Expenses
    Management fees ........................................           127,336            357,744             94,554
    Service and distribution fees - Class A ................             1,582              5,170                 93
    Service and distribution fees - Class B ................                 1                 19                  1
    Service and distribution fees - Class C ................                 1                  2                  1
    Service and distribution fees - Admin Class ............                60              2,598                 --
    Trustees' fees and expenses ............................             9,869              9,869              9,869
    Administrative fees ....................................             8,911             16,465              6,618
    Custodian and accounting fees ..........................            59,269            147,339             54,913
    Transfer agent fees - Class A ..........................            11,167             12,073             10,196
    Transfer agent fees - Class B ..........................                 6                 38                127
    Transfer agent fees - Class C ..........................                 6                  4                127
    Transfer agent fees - Class Y ..........................            22,232             24,511             18,854
    Transfer agent fees - Admin Class ......................             7,164              7,449                 --
    Audit and tax services .................................            30,969             34,886             29,735
    Registration ...........................................            35,281             47,586             26,327
    Printing ...............................................             4,507              9,830              3,965
    Legal ..................................................             1,491              3,008              1,522
    Other expenses .........................................               555              4,024                563
                                                               ---------------    ---------------    ---------------
  Total expenses ...........................................           320,407            682,615            257,465
    Less reimbursement/waiver ..............................          (102,292)          (197,825)           (96,625)
                                                               ---------------    ---------------    ---------------
  Net expenses .............................................           218,115            484,790            160,840
                                                               ---------------    ---------------    ---------------
  Net investment income (loss) .............................           (52,496)           695,232            111,656
                                                               ---------------    ---------------    ---------------

NET REALIZED GAIN (LOSS) ON:
  Investments ..............................................           258,547         (1,886,640)          (511,134)
  Foreign currency transactions ............................                --             90,648                 --
                                                               ---------------    ---------------    ---------------
  Total net realized gain (loss) ...........................           258,547         (1,795,992)          (511,134)
                                                               ---------------    ---------------    ---------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments ..............................................         4,474,372         11,848,405          4,009,118
  Foreign currency translations ............................                --             15,854                 --
                                                               ---------------    ---------------    ---------------
  Total net change in unrealized appreciation
   (depreciation) ..........................................         4,474,372         11,864,259          4,009,118
                                                               ---------------    ---------------    ---------------

  Total net realized gain (loss) and change in
   unrealized appreciation (depreciation) ..................         4,732,919         10,068,267          3,497,984
                                                               ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS ................................................   $     4,680,423    $    10,763,499    $     3,609,640
                                                               ===============    ===============    ===============

   *Net of foreign taxes withheld of $134,314 for the International Equity Fund.

                 See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                            GROWTH
                                                                             FUND
                                                               ----------------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                 SEPTEMBER 30,     SEPTEMBER 30,
                                                                     2003               2002
                                                               ---------------    ---------------
FROM OPERATIONS:
  Net investment income (loss) .............................   $       (52,496)   $       (93,275)
  Net realized gain (loss) .................................           258,547         (2,239,521)
  Change in unrealized appreciation (depreciation) .........         4,474,372           (137,103)
                                                               ---------------    ---------------
  Increase (decrease) in net assets resulting from
   operations ..............................................         4,680,423         (2,469,899)
                                                               ---------------    ---------------
FROM CAPITAL SHARES TRANSACTIONS:
  Increase (decrease) in net assets derived from
   capital share transactions ..............................         5,060,671            400,616
                                                               ---------------    ---------------
  Total increase (decrease) in net assets ..................         9,741,094         (2,069,283)
NET ASSETS
  Beginning of the period ..................................        20,108,876         22,178,159
                                                               ---------------    ---------------
  End of the period ........................................   $    29,849,970    $    20,108,876
                                                               ===============    ===============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME (LOSS) .............................................   $        (1,142)   $            --
                                                               ===============    ===============

                                                                     INTERNATIONAL EQUITY
                                                                             FUND
                                                               ----------------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                 SEPTEMBER 30,     SEPTEMBER 30,
                                                                     2003               2002
                                                               ---------------    ---------------
FROM OPERATIONS:
  Net investment income (loss) .............................   $       695,232    $       248,780
  Net realized gain (loss) .................................        (1,795,992)       (10,540,787)
  Change in unrealized appreciation (depreciation) .........        11,864,259             17,941
                                                               ---------------    ---------------
  Increase (decrease) in net assets resulting from
   operations ..............................................        10,763,499        (10,274,066)
                                                               ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income: Class A ...........................                --             (5,046)
  Net investment income: Class Y ...........................          (105,408)          (235,551)
                                                               ---------------    ---------------
                                                                      (105,408)          (240,597)
                                                               ---------------    ---------------
FROM CAPITAL SHARES TRANSACTIONS:
  Increase (decrease) in net assets derived from
   capital share transactions ..............................           (46,296)          (999,346)
                                                               ---------------    ---------------
  Total increase (decrease) in net assets ..................        10,611,795        (11,514,009)
NET ASSETS
  Beginning of the period ..................................        46,416,239         57,930,248
                                                               ---------------    ---------------
  End of the period ........................................   $    57,028,034    $    46,416,239
                                                               ===============    ===============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME (LOSS) .............................................   $       785,880    $       105,679
                                                               ===============    ===============

                 See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                           RESEARCH
                                                                             FUND
                                                               ----------------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                 SEPTEMBER 30,     SEPTEMBER 30,
                                                                     2003               2002
                                                               ---------------    ---------------
FROM OPERATIONS:
  Net investment income (loss) .............................   $       111,656    $        63,575
  Net realized gain (loss) .................................          (511,134)        (1,897,647)
  Change in unrealized appreciation (depreciation) .........         4,009,118         (2,170,405)
                                                               ---------------    ---------------
  Increase (decrease) in net assets resulting from
   operations ..............................................         3,609,640         (4,004,477)
                                                               ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income: Class A ...........................               (66)                --
  Net investment income: Class Y ...........................           (81,513)           (19,618)
                                                               ---------------    ---------------
                                                                       (81,579)           (19,618)
                                                               ---------------    ---------------
FROM CAPITAL SHARES TRANSACTIONS:
  Increase (decrease) in net assets derived from
   capital share transactions ..............................         2,492,591         15,685,332
                                                               ---------------    ---------------
  Total increase (decrease) in net assets ..................         6,020,652         11,661,237
NET ASSETS
  Beginning of the period ..................................        15,906,178          4,244,941
                                                               ---------------    ---------------
  End of the period ........................................   $    21,926,830    $    15,906,178
                                                               ===============    ===============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME (LOSS) .............................................   $        76,148    $        47,067
                                                               ===============    ===============

                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                    INCOME (LOSS) FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                 -----------------------------------------------  ---------------------------------------------
                    NET ASSET
                      VALUE,         NET             NET REALIZED                   DIVIDENDS     DISTRIBUTIONS
                    BEGINNING     INVESTMENT        AND UNREALIZED   TOTAL FROM       FROM           FROM NET
                       OF           INCOME          GAIN (LOSS) ON   INVESTMENT   NET INVESTMENT    REALIZED          TOTAL
                   THE PERIOD       (LOSS)           INVESTMENTS     OPERATIONS      INCOME       CAPITAL GAINS   DISTRIBUTIONS
                  ------------   ------------       --------------  ------------  --------------  -------------   -------------
GROWTH FUND
   CLASS A
  9/30/2003       $       3.65   $      (0.02)(d)   $         0.78  $       0.76  $           --  $          --   $          --
  9/30/2002               4.12          (0.03)(d)            (0.44)        (0.47)             --             --              --
  9/30/2001              14.80          (0.04)(d)            (7.31)        (7.35)             --          (3.33)          (3.33)
  9/30/2000              11.06          (0.07)                4.83          4.76              --          (1.02)          (1.02)
  9/30/1999              11.59          (0.06)                2.98          2.92              --          (3.45)          (3.45)

   CLASS B
  9/30/2003*              4.54             --(d)(e)          (0.13)        (0.13)             --             --              --

    CLASS C
  9/30/2003*              4.54             --(d)(e)          (0.13)        (0.13)             --             --              --

   CLASS Y
  9/30/2003               3.75          (0.01)(d)             0.81          0.80              --             --              --
  9/30/2002               4.23          (0.02)(d)            (0.46)        (0.48)             --             --              --
  9/30/2001              15.00          (0.02)(d)            (7.42)        (7.44)             --          (3.33)          (3.33)
  9/30/2000              11.17          (0.05)                4.90          4.85              --          (1.02)          (1.02)
  9/30/1999              11.65          (0.04)                3.01          2.97              --          (3.45)          (3.45)

* From commencement of Class operations on September 12, 2003 through September 30, 2003.
(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Total returns would have been lower had the advis-er not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)  Annualized for periods less than one year.
(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)  Amount rounds to less than $0.01 per share.

                 See accompanying notes to financial statements.

                                                                      RATIOS TO AVERAGE NET ASSETS:
                                                                -------------------------------------------
                   NET ASSET                      NET ASSETS,
                    VALUE,          TOTAL           END OF          NET           GROSS      NET INVESTMENT    PORTFOLIO
                    END OF          RETURN        THE PERIOD      EXPENSES       EXPENSES    INCOME(LOSS)      TURNOVER
                  THE PERIOD       (%) (a)           (000)       (%) (b)(c)      (%) (c)         (%) (c)        RATE (%)
                  ------------   ------------    ------------   ------------   ------------  --------------   ------------
GROWTH FUND
   CLASS A
  9/30/2003       $       4.41           20.8    $        947           1.10           3.11           (0.45)           201
  9/30/2002               3.65          (11.4)            456           1.10           5.20           (0.65)           192
  9/30/2001               4.12          (50.9)            518           1.10           4.11           (0.42)           281
  9/30/2000              14.80           45.3           1,028           1.10           3.29           (0.61)           203
  9/30/1999              11.06           30.6             649           1.10           4.43           (0.65)           164

   CLASS B
  9/30/2003*              4.41           (2.9)              2           1.85           7.92           (1.29)           201

   CLASS C
  9/30/2003*              4.41           (2.9)              2           1.85           7.92           (1.29)           201

   CLASS Y
  9/30/2003               4.55           21.3          28,898           0.85           1.18           (0.20)           201
  9/30/2002               3.75          (11.4)         19,635           0.85           1.32           (0.39)           192
  9/30/2001               4.23          (50.8)         21,653           0.85           1.24           (0.17)           281
  9/30/2000              15.00           45.6          45,328           0.85           1.01           (0.36)           203
  9/30/1999              11.17           30.9          28,235           0.85           1.18           (0.40)           164

For a share outstanding throughout each period

                                INCOME (LOSS) FROM INVESTMENT OPERATIONS:                     LESS DISTRIBUTIONS:
                             -----------------------------------------------    ---------------------------------------------
                NET ASSET
                 VALUE,                          NET REALIZED                     DIVIDENDS     DISTRIBUTIONS
                BEGINNING        NET            AND UNREALIZED   TOTAL FROM         FROM          FROM NET
                   OF         INVESTMENT        GAIN (LOSS) ON   INVESTMENT     NET INVESTMENT    REALIZED          TOTAL
               THE PERIOD    INCOME (LOSS)       INVESTMENTS     OPERATIONS         INCOME      CAPITAL GAINS   DISTRIBUTIONS
               -----------   ------------       --------------  ------------    --------------  -------------   -------------
INTERNATIONAL
 EQUITY FUND
    CLASS A
   9/30/2003   $      7.70  $        0.11(d)    $         1.69  $       1.80    $           --  $          --   $          --
   9/30/2002          9.50           0.02(d)             (1.80)        (1.78)            (0.02)            --           (0.02)
   9/30/2001         17.31           0.02(d)             (5.89)        (5.87)               --          (1.94)          (1.94)
   9/30/2000         13.73          (0.05)(d)             4.67          4.62             (0.04)         (1.00)          (1.04)
   9/30/1999         10.70           0.05                 3.28          3.33             (0.10)         (0.20)          (0.30)

    CLASS B
   9/30/2003*         9.56             --(d)(e)          (0.06)        (0.06)               --             --              --

    CLASS C
   9/30/2003*         9.56             --(d)(e)          (0.06)        (0.06)               --             --              --

    CLASS Y
   9/30/2003          7.78           0.12(d)              1.72          1.84             (0.02)            --           (0.02)
   9/30/2002          9.61           0.04(d)             (1.83)        (1.79)            (0.04)            --           (0.04)
   9/30/2001         17.41           0.05(d)             (5.91)        (5.86)               --          (1.94)          (1.94)
   9/30/2000         13.79          (0.06)(d)             4.77          4.71             (0.09)         (1.00)          (1.09)
   9/30/1999         10.74           0.07                 3.31          3.38             (0.13)         (0.20)          (0.33)

* From commencement of Class operations on September 12, 2003 through September 30, 2003.
(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)  Annualized for periods less than one year.
(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)  Amount rounds to less than $0.01 per share.

                 See accompanying notes to financial statements.

                                                                     RATIOS TO AVERAGE NET ASSETS:
                                                             -------------------------------------------
                 NET ASSET                     NET ASSETS,
                  VALUE,         TOTAL           END OF          NET           GROSS      NET INVESTMENT    PORTFOLIO
                  END OF        RETURN         THE PERIOD     EXPENSES       EXPENSES     INCOME (LOSS)     TURNOVER
                THE PERIOD      (%)(a)           (000)       (%) (b)(c)       (%)(c)          (%)(c)          RATE (%)
               ------------   ------------    ------------   ------------   ------------  --------------   ------------
INTERNATIONAL
 EQUITY FUND
    CLASS A
   9/30/2003   $       9.50           23.4    $      3,264           1.25           2.15           1.33             174
   9/30/2002           7.70          (18.8)          1,338           1.25           2.69           0.19             135
   9/30/2001           9.50          (34.7)          2,793           1.25           1.99           0.13             207
   9/30/2000          17.31           33.9           5,588           1.25           1.67          (0.26)            226
   9/30/1999          13.73           31.6             261           1.25          12.33           0.29             207

    CLASS B
   9/30/2003*          9.50           (0.6)            147           2.35           4.44          (0.91)            174

    CLASS C
   9/30/2003*          9.50           (0.6)             12           2.35           4.44          (0.83)            174

    CLASS Y
   9/30/2003           9.60           23.7          53,605           1.00           1.38           1.47             174
   9/30/2002           7.78          (18.7)         44,101           1.00           1.43           0.47             135
   9/30/2001           9.61          (34.5)         54,080           1.00           1.35           0.34             207
   9/30/2000          17.41           34.4         107,792           1.00           1.15          (0.32)            226
   9/30/1999          13.79           32.0          79,415           1.00           1.22           0.53             207

For a share outstanding throughout each period

                                INCOME (LOSS) FROM INVESTMENT OPERATIONS:                     LESS DISTRIBUTIONS:
                             -----------------------------------------------    ---------------------------------------------
                NET ASSET
                 VALUE,                          NET REALIZED                     DIVIDENDS     DISTRIBUTIONS
                BEGINNING        NET            AND UNREALIZED   TOTAL FROM         FROM          FROM NET
                   OF         INVESTMENT        GAIN (LOSS) ON   INVESTMENT     NET INVESTMENT    REALIZED          TOTAL
               THE PERIOD    INCOME (LOSS)       INVESTMENTS     OPERATIONS         INCOME      CAPITAL GAINS   DISTRIBUTIONS
               -----------   -------------      --------------  ------------    --------------  -------------   -------------
RESEARCH FUND
    CLASS A
   9/30/2003   $      5.69   $        0.02(d)   $         1.20  $       1.22    $        (0.01) $          --   $       (0.01)
   9/30/2002**        7.61            0.01(d)            (1.92)        (1.91)            (0.01)            --           (0.01)

    CLASS B
   9/30/2003***       7.05              --(d)(e)         (0.15)        (0.15)               --             --              --

    CLASS C
   9/30/2003***       7.05              --(d)(e)         (0.15)        (0.15)               --             --              --

    CLASS Y
   9/30/2003          5.71            0.04(d)             1.20          1.24             (0.03)            --           (0.03)
   9/30/2002          6.85            0.03(d)            (1.16)        (1.13)            (0.01)            --           (0.01)
   9/30/2001         10.54            0.01(d)            (3.65)        (3.64)               --          (0.05)          (0.05)
   9/30/2000*        10.00              --(e)             0.54          0.54                --             --              --

* From commencement of Class operations on July 31, 2000 through September 30, 2000.
** From commencement of Class operations on November 30, 2001 through September 30, 2002.
*** From commencement of Class operations on September 12, 2003 through September 30, 2003.
(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Total returns would have been lower had the advis-er not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)  Annualized for periods less than one year.
(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)  Amount rounds to less than $0.01 per share.

                 See accompanying notes to financial statements.


                                                                       RATIOS TO AVERAGE NET ASSETS:
                                                               -------------------------------------------
                   NET ASSET                     NET ASSETS,
                    VALUE,         TOTAL           END OF          NET           GROSS      NET INVESTMENT    PORTFOLIO
                    END OF        RETURN         THE PERIOD     EXPENSES       EXPENSES     INCOME (LOSS)     TURNOVER
                  THE PERIOD      (%) (a)          (000)       (%) (b)(c)       (%)(c)          (%)(c)          RATE (%)
                 ------------   ------------    ------------   ------------   ------------  --------------   ------------
RESEARCH FUND
    CLASS A
   9/30/2003     $       6.90           21.5    $         41           1.10          28.75            0.35            138
   9/30/2002**           5.69          (25.2)             17           1.10         213.89            0.22            130

    CLASS B
   9/30/2003***          6.90           (2.1)              2           2.00         125.11           (0.72)           138

    CLASS C
   9/30/2003***          6.90           (2.1)              2           2.00         125.11           (0.72)           138

    CLASS Y
   9/30/2003             6.92           21.8          21,881           0.85           1.31            0.59            138
   9/30/2002             5.71          (16.6)         15,889           0.89           1.46            0.36            130
   9/30/2001             6.85          (34.7)          4,245           1.15           4.26            0.09            171
   9/30/2000*           10.54            5.4           3,510           1.15           8.02           (0.14)            20

                       This Page Intentionally Left Blank

                          NOTES TO FINANCIAL STATEMENTS

For the Year Ended September 30, 2003

1. Organization. Loomis Sayles Funds II (formerly Loomis Sayles Funds) (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and collectively, the "Funds"). Information presented in these financial statements pertains to certain of the equity funds of the Trust, the financial statements for the remaining equity funds and the fixed income funds are presented in separate reports. The following Funds are included in this report:

Loomis Sayles Growth Fund (the "Growth Fund")
Loomis Sayles International Equity Fund (the "International Equity Fund") Loomis Sayles Research Fund (the "Research Fund")

On May 14, 2003, shareholders of Loomis Sayles Funds I and on June 10, 2003 shareholders of Loomis Sayles Funds II (together, Loomis Sayles Funds I and Loomis Sayles Funds II comprise the "Loomis Sayles Funds Trusts") approved new Trustees for the Loomis Sayles Funds Trusts in connection with the integration of the CDC Nvest Funds Trusts I, II, III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust (the "CDC Nvest Funds Trusts") and Loomis Sayles Funds Trusts. This approval resulted in a combined Board of Trustees for the Loomis Sayles Funds Trusts and CDC Nvest Funds Trusts.

On February 5, 2003, the Board of Trustees approved the closing of the Admin Class of shares of Growth Fund and International Equity Fund. On May 21, 2003, all outstanding Admin Class shares for Growth Fund and International Equity Fund were automatically converted into Retail Class shares having the same aggregate net asset value as the shares converted.

On June 12, 2003, the Trustees of the Trust adopted a load class structure for Growth Fund, International Equity Fund and Research Fund consisting of each Fund offering Class A, Class B, Class C and Class Y shares. On September 12, 2003, all outstanding Retail Class shares converted into Class A shares and all outstanding Institutional Class shares converted into Class Y shares for each of the Funds. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed are apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Effective April 14, 2003, securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

For the Year Ended September 30, 2003

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

Certain Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Forward Foreign Currency Contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2003, there were no open forward currency contracts.

e. Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, non-deductible expenses, foreign currency transactions and gains realized from passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

g. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

3. Purchases and Sales of Securities. For the year ended September 30, 2003, purchases and sales of securities (excluding short-term investments) were as follows:

Fund                             Purchases        Sales
--------------------------     ------------   ------------
Growth Fund                    $ 54,722,790   $ 49,632,927
International Equity Fund        80,250,964     80,806,552
Research Fund                    28,527,024     25,695,708

For the Year Ended September 30, 2003

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                               Percentage of Average
Fund                             Daily Net Assets
--------------------------     ---------------------
Growth Fund                                     0.50%
International Equity Fund                       0.75%
Research Fund                                   0.50%

Loomis Sayles has given binding undertakings to the Funds to reduce its advisory fees and/or bear other expenses to the extent necessary to limit the total operating expenses of each Fund to the percentages set forth below. These undertakings are in effect until the dates indicated and will be reevaluated on an annual basis.

At September 30, 2003, the expense limits as a percentage of average daily net assets and expiration dates of the waivers under the expense limitation agreements were as follows:

                                          Expense Limits
                               -------------------------------------
Fund                           Class A   Class B   Class C   Class Y   Expiration of Waiver
---------------------------    -------   -------   -------   -------   --------------------
Growth Fund                       1.10%     1.85%     1.85%     0.85%    January 31, 2005
International Equity Fund         1.25      2.35      2.35      1.00     January 31, 2004
Research Fund                     1.10      2.00      2.00      0.85     January 31, 2004

For the year ended September 30, 2003, the management fees and waivers for each Fund were as follows:

                                                                      Percentage of Average
                                  Gross     Waiver of       Net          Daily Net Assets
                               Management   Management   Management   ---------------------
Fund                              Fee          Fee          Fee       Gross             Net
---------------------------    ----------   ----------   ----------   ---------------------
Growth Fund                    $  127,336   $   61,706   $   65,630    0.50%           0.26%
International Equity Fund         357,744      153,766      203,978    0.75            0.43
Research Fund                      94,554       67,322       27,232    0.50            0.14

In addition to the waiver of management fees, $40,586, $44,059 and $29,303 of Class level expenses have been reimbursed for Growth Fund, International Equity Fund and Research Fund, respectively.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"), whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignations Group.

b. Accounting and Administrative Expense. Effective July 1, 2003, Loomis Sayles assigned its administrative services agreement with the Loomis Sayles Funds Trusts to CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America. Pursuant to the agreement between each of the Loomis Sayles Funds Trusts and CIS, each Fund pays CIS a monthly administrative fee at the annual rate of 0.035% of each Fund's average daily net assets. Prior to July 1, 2003, each Fund paid Loomis Sayles a monthly administrative fee at an annual rate of 0.035% of the Fund's average daily net assets.

For the year ended September 30, 2003, fees paid to Loomis Sayles and CIS for accounting and administrative expense were as follows:

Fund                            Amount
---------------------------    --------
Growth Fund                    $  8,911
International Equity Fund        16,465
Research Fund                     6,618

Effective October 1, 2003, each Fund pays CIS its pro rata portion of the accounting and administrative fee allocated based on the combined assets of the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts, for these services representing the higher amount based on the following calculations:

For the Year Ended September 30, 2003

                (1)          Percentage of Average Daily Net Assets
                            ---------------------------------------
                              First          Next           Over
                            $5 billion    $5 billion    $10 billion
                            ----------    ----------    -----------
                                0.0675%       0.0625%        0.0500%

                or
                (2) Each Fund's pro rata portion allocated, based on the combined assets of the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts, of the annual aggregate minimum fee of $5 million.

c. Transfer Agent Fees. Effective February 3, 2003, CIS serves as transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Prior to February 3, 2003, BFDS served as transfer and shareholder servicing agent for the Funds.

Effective September 15, 2003 through December 31, 2003, Classes A, B and C pay service fees monthly representing the higher amount based on the following calculations:

                (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in load* equity funds.

                            First           Next         Over
                            $ 5.7 billion   $5 billion   $10.7 billion
                            -------------   ----------   -------------
                                    0.184%       0.180%          0.175%

                            Class A, Class B and Class C shares are subject to a monthly class minimum of $1,500.

                or
                (2) An allocated portion, based on eligible assets, for the period September 15, 2003 through December 31, 2003, of an aggregate minimum fee of $2,439,168

                *Consisting of all equity Funds within the CDC Nvest Funds Trusts and Growth Fund, International Equity Fund, and Research Fund.

Effective September 15, 2003 through December 31, 2003, Class Y pays service fees monthly representing the higher amount based on the following calculations:

                (1) Annual aggregate fee determined by applying an annual fee rate of 0.026% to the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in no-load Retail* funds and load** funds - Class Y.

                Each Fund is subject to a monthly minimum of $1,250.

                or
                (2) An allocated portion, based on eligible assets for the period September 15, 2003 through December 31, 2003, of an aggregate minimum fee of $190,547.

                * No load retail funds consist of Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund.
                ** Load funds - Class Y consist of Growth Fund, International Equity Fund, Research Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Limited Term U.S. Government Fund, Loomis Sayles Strategic Income Fund and all funds with Class Y in the CDC Nvest Funds Trusts.

For the period from February 3, 2003 to September 14, 2003, each Fund of the Trust paid to CIS the greater of: $15,000 or 0.026% of average daily net assets, subject however to the minimum aggregate fee set forth as follows: If the aggregate fees for the Trust's Funds payable did not equal or exceed $54,167 in any single month, the Funds would pay the minimum aggregate fee of $54,167 ($650,000 annually). Any such amount required to achieve the minimum aggregate fee would be allocated to all of the Trust's Funds based on the percentage of net assets each Fund represents of the total assets.

CIS is also reimbursed by the Funds for out-of-pocket expenses. For the period from February 3, 2003 through September 30, 2003, amounts paid to CIS as compensation for its services as transfer agent were as follows:

Fund                         Amount
-------------------------   --------
Growth Fund                 $ 16,334
International Equity Fund     16,870
Research Fund                 13,244

For the Year Ended September 30, 2003

d. Service and Distribution Fees. Effective July 1, 2003 the Trust entered into a distribution agreement with CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), a wholly owned subsidiary of CDC IXIS North America. Pursuant to this agreement, CDC IXIS Distributors serves as principal underwriter of the various funds of the Loomis Sayles Funds Trusts, except for Loomis Sayles Managed Bond Fund and Loomis Sayles Investment Grade Bond Fund, Class J. Prior to July 1, 2003, Loomis Sayles Distributors, L.P. ("Loomis Sayles Distributors") acted as distributor of the Funds.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940 Act ("Rule 12b-1"), the Trust has adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connections with the marketing or sale of Class B and Class C shares.

Prior to July 1, 2003 in the case of Class A shares (formerly, Retail Class) and May 21, 2003 in the case of the former Admin Class shares, the Funds, pursuant to distribution plans adopted in accordance within Rule 12b-1, were subject to distribution fees payable to Loomis Sayles Distributors at an annual rate of 0.25% of the respective Class' average daily net assets. In addition, Admin Class shares paid a shareholder service fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

For the year ended September 30, 2003, the Funds paid the following service and distribution fees:

                                    Servic Fee                                Distribution Fee
                     -----------------------------------------   -----------------------------------------
                     Class A   Class B   Class C   Admin Class   Class A   Class B   Class C   Admin Class
                     -------   -------   -------   -----------   -------   -------   -------   -----------
Growth Fund          $   519   $    --   $    --   $        30   $ 1,063   $     1   $     1   $        30
International Fund     1,776         5        --         1,299     3,394        14         2         1,299
Research Fund             26        --        --             -        67         1         1            --

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds for the period from July 1, 2003 through September 30, 2003 were $819 and $496 for Growth Fund and International Equity Fund, respectively.

e. Trustees Fees and Expenses. The Trust pays no compensation to its officers or to its Trustees who are interested Trustees of Loomis Sayles, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each independent Trustee, who is also an independent Trustee of the CDC Nvest Funds Trusts, receives, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attended. Each Committee member receives an additional retainer fee at the annual rate of $7,000. Furthermore, each Committee chairman receives an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year. Each Trustee is compensated $4,500 for each meeting and $1,750 per Committee meeting that he or she attends in excess of four meetings per year. Trustees who are not a Trustee of the CDC Nvest Funds Trusts are compensated at the rate of $5,000 for each meeting of the Board of Trustees that he or she attends and receives an annual retainer of $20,000. Trustee fees are allocated to the various CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other funds of the CDC Nvest Funds Trusts or Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Prior to May 7, 2003, the Trust paid each independent trustee a $20,000 annual retainer fee and a $5,000 fee per in person meeting. Prior to November 6, 2002, each independent Trustee was compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year and was reimbursed for travel expenses in connection with attendance at meetings.

For the Year Ended September 30, 2003

5.  Contingent Expense Obligations.

Effective September 12, 2003, Loomis Sayles has entered into arrangements that provide that it shall be permitted to recover expenses it has borne under the expense limitation agreements (subsequent to September 12, 2003) in later periods to the extent that a Fund's expenses fall below the annual rates set forth in note 4.

If in the following fiscal year the actual operating expenses of a Fund that previously received a deferral or reimbursement are less than the actual expense limit for that Fund, the Fund is obligated to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At September 30, 2003, amounts subject to possible reimbursement under the expense limitation agreements were as follows:

                                Expenses Subject to
Fund                          Possible Reimbursement
-------------------------     ----------------------
Growth Fund                   $                5,176
International Equity Fund     $               16,695
Research Fund                 $                8,076

6. Line of Credit. The Funds together with certain other funds of the Loomis Sayles Funds Trusts participate in a $25 million unsecured line of credit. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%.

In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. During the year ended September 30, 2003, the Funds had no borrowings under the agreement.

7. Shareholders. At September 30, 2003, CDC IXIS North America owned 202,885 shares, equating to 6% of Research Fund shares outstanding. In addition, at September 30, 2003, the Loomis, Sayles & Company, L.P. Funded Pension Plan ("Pension Plan"), the Loomis, Sayles & Company, L.P. Employees' Profit Sharing Retirement Plan and the Loomis Sayles & Company, L.P. Employees' Money Purchase Pension Plan ("Defined Contribution Plans") held shares of beneficial interest in the Funds as follows:

                                                Defined
Funds                       Pension Plan   Contribution Plans
-------------------------   ------------   ------------------
Growth Fund                      452,097            2,242,656
International Equity Fund        754,876              436,164
Research Fund                  1,935,501              432,778

For the Year Ended September 30, 2003

8. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                           YEAR ENDED                   YEAR ENDED
                                                       SEPTEMBER 30, 2003           SEPTEMBER 30, 2002
                                                    --------------------------    -------------------------
GROWTH FUND                                           SHARES         AMOUNT         SHARES        AMOUNT
-------------------------------------------------   ----------    ------------    ---------    ------------
CLASS A (FORMERLY RETAIL CLASS SHARES) (b)(c)
  Issued from the sale of shares ................      128,533    $    551,553       16,803    $     78,394
  Issued in connection with the reinvestment of
   distributions ................................           --              --           --              --
  Issued in Admin Class conversion ..............           17              68           --              --
  Redeemed ......................................      (39,038)       (165,982)     (17,443)        (81,138)
                                                    ----------    ------------    ---------    ------------
  Net change ....................................       89,512    $    385,639         (640)   $     (2,744)
                                                    ==========    ============    =========    ============
CLASS B (a)
  Issued from the sale of shares ................          551    $      2,500
  Issued in connection with the reinvestment of
   distributions ................................           --              --
  Redeemed ......................................           --              --
                                                    ----------    ------------
  Net change ....................................          551    $      2,500
                                                    ==========    ============
CLASS C (a)
  Issued from the sale of shares ................          551    $      2,500
  Issued in connection with the reinvestment of
   distributions ................................           --              --
  Redeemed ......................................           --              --
                                                    ----------    ------------
  Net change ....................................          551    $      2,500
                                                    ==========    ============
CLASS Y (formerly Institutional Class Shares) (c)
  Issued from the sale of shares ................    2,404,099    $  9,912,442    1,092,062    $  4,833,822
  Issued in connection with the reinvestment of
   distributions ................................           --              --           --              --
  Redeemed ......................................   (1,289,295)     (5,222,320)    (979,446)     (4,445,364)
                                                    ----------    ------------    ---------    ------------
  Net change ....................................    1,114,804    $  4,690,122      112,616    $    388,458
                                                    ==========    ============    =========    ============
ADMIN CLASS SHARES (b)
  Issued from the sale of shares ................        1,236    $      4,691        4,658    $     21,605
  Issued in connection with the reinvestment of
   distributions ................................           --              --           --              --
  Redeemed ......................................       (6,274)        (24,713)      (1,440)         (6,703)
  Redeemed in Admin Class Conversion ............          (17)            (68)          --              --
                                                    ----------    ------------    ---------    ------------
  Net change ....................................       (5,055)   $    (20,090)       3,218    $     14,902
                                                    ==========    ============    =========    ============

(a) From September 12, 2003, commencement of Class operations.
(b) On May 21, 2003, the outstanding Admin Class shares were automatically converted into Retail Class shares.
(c) On September 12, 2003, Retail Class converted to Class A shares and Institutional Class converted to Class Y shares.

For the Year Ended September 30, 2003

                                                            YEAR ENDED                    YEAR ENDED
                                                        SEPTEMBER 30, 2003            SEPTEMBER 30, 2002
                                                    --------------------------    --------------------------
INTERNATIONAL EQUITY FUND                             SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------   ----------    ------------    ----------    ------------
CLASS A (formerly Retail Class Shares) (b)(c)
  Issued from the sale of shares ................      985,553    $  8,015,317     1,172,999    $ 11,040,404
  Issued in connection with the reinvestment of
   distributions ................................           --              --           467           4,568
  Issued in Admin Class conversion ..............          592           4,982            --              --
  Redeemed ......................................     (816,354)     (6,762,492)   (1,293,625)    (12,252,951)
                                                    ----------    ------------    ----------    ------------
  Net change ....................................      169,791    $  1,257,807      (120,159)   $ (1,207,979)
                                                    ==========    ============    ==========    ============
CLASS B (a)
  Issued from the sale of shares ................       15,469    $    147,461
  Issued in connection with the reinvestment of
   distributions ................................           --              --
  Redeemed ......................................           --              --
                                                    ----------    ------------
  Net change ....................................       15,469    $    147,461
                                                    ==========    ============
CLASS C (a)
  Issued from the sale of shares ................        1,228    $     11,697
  Issued in connection with the reinvestment of
   distributions ................................           --              --
  Redeemed ......................................           --              --
                                                    ----------    ------------
  Net change ....................................        1,228    $     11,697
                                                    ==========    ============
CLASS Y (formerly Institutional Class Shares) (c)
  Issued from the sale of shares ................    4,033,142    $ 34,400,871     5,367,767    $ 48,858,532
  Issued in connection with the reinvestment of
   distributions ................................        8,422          68,472        16,890         166,534
  Redeemed ......................................   (4,126,813)    (34,937,516)   (5,347,487)    (48,962,671)
                                                    ----------    ------------    ----------    ------------
  Net change ....................................      (85,249)   $   (468,173)       37,170    $     62,395
                                                    ==========    ============    ==========    ============
ADMIN CLASS SHARES (b)
  Issued from the sale of shares ................       66,246    $    490,612       135,351    $  1,315,439
  Issued in connection with the reinvestment of
   distributions ................................           --              --            --              --
  Redeemed ......................................     (192,744)     (1,480,718)     (119,643)     (1,169,201)
  Redeemed in Admin Class Conversion ............         (592)         (4,982)           --              --
                                                    ----------    ------------    ----------    ------------
  Net change ....................................     (127,090)   $   (995,088)       15,708    $    146,238
                                                    ==========    ============    ==========    ============

(a) From September 12, 2003, commencement of Class operations.
(b) On May 21, 2003, the outstanding Admin Class shares were automatically converted into Retail Class shares.
(c) On September 12, 2003, Retail Class converted to Class A shares and Institutional Class converted to Class Y shares.

For the Year Ended September 30, 2003

                                                           YEAR ENDED                  YEAR ENDED
                                                       SEPTEMBER 30, 2003          SEPTEMBER 30, 2002
                                                    ------------------------    -------------------------
RESEARCH FUND                                        SHARES        AMOUNT       SHARES (b)    AMOUNT (b)
-------------------------------------------------   --------    ------------    ---------    ------------
CLASS A (formerly Retail Class Shares) (c)
  Issued from the sale of shares ................      2,958    $     18,168        3,021    $     20,548
  Issued in connection with the reinvestment of
   distributions ................................         11              66           --              --
  Redeemed ......................................         --              --           (5)            (40)
                                                    --------    ------------    ---------    ------------
  Net change ....................................      2,969    $     18,234        3,016    $     20,508
                                                    ========    ============    =========    ============
CLASS B (a)
  Issued from the sale of shares ................        355    $      2,500
  Issued in connection with the reinvestment of
   distributions ................................         --              --
  Redeemed ......................................         --              --
                                                    --------    ------------
  Net change ....................................        355    $      2,500
                                                    ========    ============
CLASS C (a)
  Issued from the sale of shares ................        355    $      2,500
  Issued in connection with the reinvestment of
   distributions ................................         --              --
  Redeemed ......................................         --              --
                                                    --------    ------------
  Net change ....................................        355    $      2,500
                                                    ========    ============
CLASS Y (formerly Institutional Class Shares) (c)
  Issued from the sale of shares ................    627,487    $  4,029,763    2,556,524    $ 18,596,223
  Issued in connection with the reinvestment of
   distributions ................................     13,233          81,513        2,571          19,617
  Redeemed ......................................   (261,319)     (1,641,919)    (394,931)     (2,951,016)
                                                    --------    ------------    ---------    ------------
  Net change ....................................    379,401    $  2,469,357    2,164,164    $ 15,664,824
                                                    ========    ============    =========    ============

(a) From September 12, 2003, commencement of Class operations.
(b) From November 30, 2001, commencement of Class operations.
(c) On September 12, 2003, Retail Class converted to Class A shares and Institutional Class converted to Class Y shares.

For the Year Ended September 30, 2003

9. Additional Tax Information. The tax character of distributions paid to shareholders during the year ended September 30, 2003 were as follows:

                                                    Growth       International     Research
                                                     Fund         Equity Fund        Fund
                                                -------------   --------------   -------------
Distributions paid from:
Ordinary income                                 $          --   $      105,408   $      81,579
Long-term capital gains                                    --               --              --
                                                ----------------------------------------------
Total taxable distributions                     $          --   $      105,408   $      81,579
                                                ----------------------------------------------

As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                                    Growth       International     Research
                                                     Fund         Equity Fund        Fund
                                                -------------   --------------   -------------
Undistributed ordinary income                   $          --   $      848,292   $      77,290
Undistributed long-term capital gains                      --               --              --
                                                ----------------------------------------------
Total undistributed earnings                               --          848,292          77,290
Capital loss carryforward                         (17,326,747)     (37,149,904)     (3,176,474)
Deferred net capital losses (post October)                 --         (781,755)       (278,188)
Unrealized appreciation (depreciation)              2,692,772        6,540,692       1,317,827
                                                ----------------------------------------------
Total accumulated earnings (losses)             $ (14,633,975)  $  (30,542,675)  $  (2,059,545)
                                                ----------------------------------------------
Capital loss carryforward years of expiration       2009-2011        2009-2011       2009-2011

9. Subsequent Event. On November 11, 2003, shareholders of the CDC Nvest Large Cap Growth Fund (the "Large Cap Growth Fund") voted to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Large Cap Growth Fund to, and the assumption of all of the liabilities of Large Cap Growth Fund by the Growth Fund, a series of Loomis Sayles Funds II, in exchange for shares of the Growth Fund, and the distribution of such shares to the shareholders of the Large Cap Growth Fund in complete liquidation of the Large Cap Growth Fund.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Loomis Sayles Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, and Loomis Sayles Research Fund, each a series of Loomis Sayles Funds II (collectively, the "Funds"), at September 30, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 21, 2003

       2003 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

Foreign Tax Credits. The International Equity Fund has made an election under Internal Revenue Code Section 853 to pass through Foreign taxes paid by the Fund to its shareholders. For the year ended September 30, 2003, the total amount of foreign taxes that will be passed through to shareholders and the foreign source income for information reporting purposes will be $133,522 and $1,180,272, respectively.

Corporate Dividends Received Deduction. For the fiscal year ended, September 30, 2003, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                            Qualifying Percentage

International Equity Fund                   0.99%
Research Fund                              55.67%

                              TRUSTEES' INFORMATION

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

                                 POSITION(s) HELD WITH                                          NUMBER OF PORTFOLIOS IN
                                FUNDS/5/, LENGTH OF TIME           PRINCIPAL OCCUPATION(s)       FUND COMPLEX OVERSEEN AND
   NAME, AGE AND ADDRESS       SERVED AND TERM OF OFFICE/2/         DURING PAST 5 YEARS          OTHER DIRECTORSHIPS HELD
---------------------------   ----------------------------   ------------------------------   ----------------------------
INDEPENDENT TRUSTEES

Joseph Alaimo+ (73)                    Trustee;              Chairman, Wayne Hummer           26;
399 Boylston Street               4 years for Loomis         Trust Company and Wayne          None
Boston, MA 02116                  Sayles Funds Trusts        Hummer Investment Trust

Graham T. Allison, Jr. (63)          Trustee (2);            Douglas Dillon Professor and     44;
399 Boylston Street             19 years for CDC Nvest       Director for the Belfer Center   Director, Taubman Centers,
Boston, MA 02116               Funds Trusts; Less than 1     of Science and International     Inc.; Board Member, USEC
                                year for Loomis Sayles       Affairs, John F. Kennedy         Inc.
                                     Funds Trusts            School of Government,
                                                             Harvard University

Edward A. Benjamin (65)               Trustee (1)            Retired; formerly, Partner,      44;
399 Boylston Street                Less than 1 year          Ropes & Gray (law firm)          Director, Coal, Energy
Boston, MA 02116                                             until 1999                       Investments &
                                                                                              Management; Director,
                                                                                              Precision Optics Corporation
                                                                                              (optics manufacturer)

Daniel M. Cain (58)                    Trustee,              President and CEO, Cain          44;
452 Fifth Avenue                     Chairman (1);           Brothers & Company,              Trustee for Universal Health
New York, NY 10018               7 years for CDC Nvest       Incorporated (investment         Realty Income Trust;
                               Funds Trusts; Less than 1     banking)                         Director, PASC; Director,
                                year for Loomis Sayles                                        Sheridan Healthcorp
                                     Funds Trusts

Paul G. Chenault (70)                 Trustee (2)            Retired; formerly, Trustee,      44;
5852 Pebble Beach Way          Less than 1 year for CDC      First Variable Life (variable    Director, Mailco Office
San Luis Obispo, CA 93401     Nvest Funds Trusts; 4 years    life insurance)                  Products, Inc.
                                for Loomis Sayles Funds
                                        Trusts


Kenneth J. Cowan (71)                   Trustee              Retired                          44;
399 Boylston Street                  Chairman (2);                                            None
Boston, MA 02116                28 years for CDC Nvest
                               Funds Trusts; Less than 1
                                year for Loomis Sayles
                                     Funds Trusts

Richard Darman (60)                  Trustee (2);            Partner, The Carlyle Group       44;
399 Boylston Street              7 years for CDC Nvest       (investments); Chairman of       Director and Chairman, AES
Boston, MA 02116               Funds Trusts; Less than 1     the Board of Directors of        Corporation
                                year for Loomis Sayles       AES Corporation (interna-
                                     Funds Trusts            tional power company); for-
                                                             merly, Professor, John F.
                                                             Kennedy School of
                                                             Government, Harvard
                                                             University


                                POSITION(s) HELD WITH                                         NUMBER OF PORTFOLIOS IN
                               FUNDS/1/, LENGTH OF TIME         PRINCIPAL OCCUPATION(s)         FUND COMPLEX OVERSEEN
   NAME, AGE AND ADDRESS      SERVED AND TERM OF OFFICE/2/         DURING PAST 5 YEARS        AND OTHER DIRECTORSHIPS HELD
---------------------------   ----------------------------   ------------------------------   ----------------------------
INDEPENDENT TRUSTEES
(continued)

Sandra O. Moose (61)                 Trustee (1);            Senior Vice President and        44;
One Exchange Place              21 years for CDC Nvest       Director, The Boston             Director, Verizon
Boston, MA 02109              Funds Trusts; Less than 1      Consulting Group, Inc.           Communications
                                year for Loomis Sayles       (management consulting)          Director, Rohm and Haas
                                     Funds Trusts                                             Company

John A. Shane (70)                   Trustee (2);            President, Palmer Service        44;
200 Unicorn Park Drive          21 years for CDC Nvest       Corporation (venture capital     Director, Gensym
Woburn, MA 01801              Funds Trusts; Less than 1      organization)                    Corporation; Director,
                                year for Loomis Sayles                                        Overland Storage, Inc.
                                     Funds Trusts                                             Director, ABT Associates
                                                                                              Inc.

Pendleton P. White (72)              Trustee (2);            Retired                          44;
6 Breckenridge Lane             22 years for CDC Nvest                                        None
Savannah, GA 31411            Funds Trusts; Less than 1
                                year for Loomis Sayles
                                     Funds Trusts

INTERESTED TRUSTEES
-------------------

Robert J. Blanding/3/ (56)     Chief Executive Officer,      President, Chairman,             44;
555 California Street          Loomis Sayles Funds II;       Director, and Chief Executive    None
San Francisco, CA 94104                Trustee               Officer, Loomis Sayles, Chief
                                   Less than 1 year          Executive Officer - Loomis
                                                             Sayles Funds II; President
                                                             and CEO - Loomis Sayles
                                                             Funds I

John T. Hailer/4/ (42)           President and Chief         President and Chief              44;
399 Boylston Street            Executive Officer - CDC       Executive Officer, CDC IXIS      None
Boston, MA 02116                 Nvest Funds Trusts,         Asset Management
                              President - Loomis Sayles      Distributors, L.P.; Executive
                                  Funds II, Trustee;         Vice President - Loomis
                                3 years for CDC Nvest        Sayles Funds I, formerly,
                              Funds Trusts; Less than 1      Senior Vice President,
                                year for Loomis Sayles       Fidelity Investments
                                     Funds Trusts

Peter S. Voss/5/ (57)           Chairman of the Board,       Director, President and Chief    44;
399 Boylston Street           Trustee; 11 years for CDC      Executive Officer, CDC IXIS      Trustee of Harris Associates
Boston, MA 02116               Nvest Funds Trusts; Less      Asset Management North           Investment Trust/6/
                                than 1 year for Loomis       America, L.P.
                                 Sayles Funds Trusts

                                 POSITION(s) HELD WITH                                          NUMBER OF PORTFOLIOS IN
                                FUNDS/1/, LENGTH OF TIME         PRINCIPAL OCCUPATION(s)       FUND COMPLEX OVERSEEN AND
   NAME, AGE AND ADDRESS      SERVED AND TERM OF OFFICE/2/         DURING PAST 5 YEARS         OTHER DIRECTORSHIPS HELD
---------------------------   ----------------------------   ------------------------------   ----------------------------
OFFICERS

Nicholas H. Palmerino (38)            Treasurer;             Senior Vice President, CDC       Not Applicable;
399 Boylston Street                 Not Applicable           IXIS Asset Management            None
Boston, MA 02116                                             Services, Inc.; Senior Vice
                                                             President, CDC IXIS Asset
                                                             Management Advisers, L.P.;
                                                             formerly, Vice President,
                                                             Loomis, Sayles & Company,
                                                             L.P.

John E. Pelletier (39)                Secretary;             Senior Vice President,           Not Applicable;
399 Boylston Street                 Not Applicable           General Counsel, Secretary       None
Boston, MA 02116                                             and Clerk, CDC IXIS
                                                             Distribution Corporation;
                                                             Senior Vice President,
                                                             General Counsel, Secretary
                                                             and Clerk, CDC IXIS Asset
                                                             Management Distributors,
                                                             L.P.; Senior Vice President,
                                                             General Counsel, Secretary
                                                             and Clerk, CDC IXIS Asset
                                                             Management Advisers, L.P.;
                                                             Executive Vice President,
                                                             General Counsel, Secretary,
                                                             Clerk, and Director, CDC
                                                             IXIS Asset Management
                                                             Services, Inc.

(1) Member of Audit Committee.
(2) Member of Contract Review and Governance Committee.
+ Mr. Alaimo is a Trustee of Loomis Sayles Funds I and Loomis Sayles Funds II, but not of the CDC Nvest Funds Trusts.
1 Except as noted, each Trustee and Officer holds the same positions with CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, AEW Real Estate Income Fund, CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust (the "CDC Nvest Funds Trusts") and Loomis Sayles Funds I and Loomis Sayles Funds II (the "Loomis Sayles Funds Trusts" and together with the CDC Nvest Funds Trusts, the "Trusts").
2 All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72. Messrs. Alaimo and White are expected to retire by December 31, 2003.
3 Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. ("Loomis Sayles").
4 Mr. Hailer is an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors").
5 Mr. Voss is an "interested person" of the Trusts because he holds the following positions with entities that may be considered to be affiliated persons of the Trusts: Director of CDC IXIS Asset Management Services, Inc.; Director of CDC IXIS Asset Management Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates, Inc.; Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Loomis, Sayles & Company, Inc.; Member of Reich & Tang Asset Management, LLC; Director of Westpeak Global Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McCullough, Inc.; Director, Hansberger Group, Inc.; Member, Board of Managers, Harris Alternatives L.L.C.; and Director and Member of Executive Board of CDC IXIS Asset Management.
6 As of September 30, 2003, Harris Associates Investment Trust has seven series that were overseen by its Board of Trustees.

                             ADDITIONAL INFORMATION

Shareholder Meeting (unaudited). At the special meeting of shareholders held on June 10, 2003, shareholders of Loomis Sayles Funds II (formerly, Loomis Sayles Funds) voted for the following proposal:

1. ELECTION OF TRUSTEES

                                    FOR         WITHHELD *
                                -----------     ----------
(01) Joseph Alaimo              134,298,551      8,672,577

(02) Graham T. Allison, Jr.     134,590,902      8,380,227

(03) Edward A. Benjamin         134,546,833      8,424,296

(04) Robert J. Blanding         134,572,705      8,398,423

(05) Daniel M. Cain             134,593,263      8,377,866

(06) Paul G. Chenault           134,352,172      8,618,957

(07) Kenneth J. Cowan           134,524,153      8,446,976

(08) Richard Darman             134,552,047      8,419,081

(09) John T. Hailer             134,613,039      8,358,089

(10) Sandra O. Moose            134,612,285      8,358,843

(11) John A. Shane              134,332,421      8,638,708

(12) Peter S. Voss              134,622,604      8,348,525

(13) Pendleton P. White         134,300,598      8,670,530

* Includes Broker Non-Votes (if any).

Initial Class Purchase CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), purchased one share each of the Class A, Class B and Class C of the Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund and Loomis Sayles Research Fund (the "Funds"), each a series of Loomis Sayles Funds II at a net asset value of $9.75 per share.

Consent of Sole Shareholder On September 4, 2003, the Distributor, as sole shareholder of Class A, Class B, and Class C shares of the Funds adopted the following resolution:

1. Approval of the Rule 12b-1 Plans.

[LOGO] LS LOOMIS SAYLES FUNDS
         Loomis Sayles Aggressive Growth Fund
         Loomis Sayles Small Cap Growth Fund
         Loomis Sayles Small Cap Value Fund
         Loomis Sayles Value Fund
         Loomis Sayles Worldwide Fund



                    TABLE OF CONTENTS
                    Fund and Manager Review               1
                    Portfolio of Investments              7
                    Statements of Assets and Liabilities 30
                    Statements of Operations             32
                    Statements of Changes in Net Assets  34
                    Financial Highlights                 38
                    Notes to Financial Statements        44
                    Report of Independent Auditors       53


         ANNUAL REPORT
         SEPTEMBER 30, 2003

FUND AND MANAGER REVIEW


LOOMIS SAYLES AGGRESSIVE GROWTH FUND
PORTFOLIO REVIEW | Throughout most of the fiscal year we tilted the portfolio in favor of companies positioned to benefit from a cyclical economic recovery, de-emphasizing the more stable growth stories that out-performed during the economic downturn. This posture led to significant over-weights in the technology and consumer discretionary sectors, where we believed companies were well positioned to benefit from the unprecedented fiscal and monetary stimuli characteristic of the fiscal year.
Both sectors were important contributors to the Fund's one-year return given their large weighting and strong absolute performance. Among our consumer discretionary stocks, holdings in the internet and business services industries drove the sector's performance. Despite their strong absolute and relative performance in the past two quarters, performance of the Fund's tech stocks did not keep pace with the benchmark's tech stocks for the full
12-month period, consequently the Fund under-performed its benchmark, the Russell Midcap Growth Index.
The Fund remained under-weighted in the financial services, healthcare and materials sectors. Within the healthcare sector, we believe growth rates have peaked for HMOs, drug distributors and many of the device and equipment manufacturers. We remain over-weighted in biotechnology, though, because we continue to find companies with emerging product pipelines or exciting late-stage clinical trials. The Fund typically is under-weighted in the financial services and materials sectors, because we believe they contain few true growth stories.
OUTLOOK | We continue to believe that technology stocks may benefit from a renewed cycle of capital investment, supported by low interest rates and the accelerated depreciation allowance. Many tech companies reduced their cost structures during the recent economic downturn, and as such should enjoy strong operating leverage and the potential for accelerating earnings as the economy gains ground. In addition, the Fund is positioned to leverage its consumer discretionary holdings to a general pick-up in the economy and continued strength in consumer spending.

 KEY FUND FACTS
 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalent
 STRATEGY | Invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in IPOs) of companies with market capitalizations that fall within the capitalization range of the Russell Midcap Growth Index, although the Fund may invest in companies of any size.
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS: | Institutional: 1/2/97; Retail: 1/2/97 EXPENSE RATIO | Institutional: 1.00%; Retail: 1.25%
 TOTAL NET ASSETS (ALL CLASSES) | $56.7 million

[PHOTO]   [PHOTO]

Chris Ely Dave Smith
CHRIS ELY DAVE SMITH

[PHOTO]

Phil Fine
PHIL FINE

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2003

                                                                      SINCE
                                           1 YEAR 3 YEARS 5 YEARS INCEPTION
---------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND:
 INSTITUTIONAL                             27.94% -33.72%  7.41%    7.26%
 RETAIL                                    27.58  -33.91   7.10     6.96
LIPPER MID-CAP GROWTH FUNDS INDEX(a)       27.76  -18.72   4.80     3.49
RUSSELL MIDCAP GROWTH INDEX(a)             38.89  -17.28   4.49     5.36

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2003(b)(c)

                                    [CHART]

                 Loomis Sayles         Lipper Mid          Russell
                  Aggressive           Cap Growth           Midcap
                 Growth Fund          Funds Index        Growth Index
                --------------       ------------        ------------
12/31/1996      $  250,000           $  250,000          $  250,000
01/31/1997         265,500              256,397             261,061
02/28/1997         257,250              239,354             255,313
03/31/1997         240,750              221,150             240,886
04/30/1997         243,500              219,235             246,786
05/31/1997         265,500              247,788             268,901
06/30/1997         268,000              258,228             276,343
07/31/1997         295,250              273,998             302,793
08/31/1997         288,500              273,237             299,837
09/30/1997         314,250              292,801             315,012
10/31/1997         307,250              276,403             299,240
11/30/1997         297,750              271,981             302,386
12/31/1997         306,624              278,351             306,356
01/31/1998         290,613              273,087             300,840
02/28/1998         313,830              296,284             329,124
03/31/1998         324,504              311,625             342,920
04/30/1998         333,044              312,981             347,577
05/31/1998         318,100              294,737             333,279
06/30/1998         334,378              308,295             342,709
07/31/1998         317,299              287,776             328,029
08/31/1998         252,985              225,733             265,422
09/30/1998         280,472              249,272             285,500
10/31/1998         299,419              258,441             306,521
11/30/1998         301,821              278,080             327,197
12/31/1998         342,010              313,952             361,083
01/31/1999         345,328              329,536             371,908
02/28/1999         338,416              303,940             353,720
03/31/1999         434,080              325,607             373,420
04/30/1999         456,198              338,963             390,435
05/31/1999         473,064              337,552             385,412
06/30/1999         534,996              364,759             412,319
07/31/1999         530,849              359,767             399,191
08/31/1999         561,815              357,945             395,042
09/30/1999         555,179              368,394             391,679
10/31/1999         695,080              400,964             421,963
11/30/1999         815,737              451,259             465,661
12/31/1999       1,018,446              545,390             546,293
01/31/2000       1,046,993              536,026             546,182
02/29/2000       1,423,576              670,359             661,006
03/31/2000       1,292,954              623,177             661,685
04/30/2000       1,170,694              540,968             597,454
05/31/2000       1,052,760              492,337             553,903
06/30/2000       1,201,836              568,843             612,677
07/31/2000       1,173,289              545,247             573,879
08/31/2000       1,388,686              616,555             660,427
09/30/2000       1,377,440              586,921             628,140
10/31/2000       1,166,946              539,463             585,150
11/30/2000         873,581              426,655             457,993
12/31/2000         961,466              457,408             482,109
01/31/2001         882,076              463,620             509,649
02/28/2001         688,729              394,076             421,494
03/31/2001         590,004              352,264             361,172
04/30/2001         686,092              398,709             421,375
05/31/2001         654,160              401,997             419,393
06/30/2001         634,240              400,428             419,614
07/31/2001         570,962              379,366             391,316
08/31/2001         498,603              353,948             362,953
09/30/2001         397,242              302,898             302,968
10/31/2001         435,912              319,762             334,814
11/30/2001         481,026              346,026             370,860
12/31/2001         486,885              361,034             384,958
01/31/2002         470,187              347,226             372,458
02/28/2002         422,729              329,962             351,343
03/31/2002         457,883              350,761             378,158
04/30/2002         433,861              339,101             358,137
05/31/2002         405,738              327,786             347,451
06/30/2002         367,068              298,335             309,107
07/31/2002         330,449              266,160             279,076
08/31/2002         325,176              262,987             278,104
09/30/2002         313,458              246,647             256,009
10/31/2002         326,055              259,085             275,839
11/30/2002         350,663              274,472             297,429
12/31/2002         309,064              258,247             279,459
01/31/2003         305,255              254,417             276,716
02/28/2003         302,619              250,489             274,309
03/31/2003         303,791              254,073             279,417
04/30/2003         326,641              271,896             298,442
05/31/2003         362,967              294,377             327,158
06/30/2003         363,260              298,986             331,824
07/31/2003         382,594              310,778             343,682
08/31/2003         417,456              326,063             362,609
09/30/2003         401,050              315,122             355,578


Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Please see page 6 for a description of the indexes and important risk disclosure. (b) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower. (c) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class. The Retail Class minimum is $2,500.

FUND AND MANAGER REVIEW



LOOMIS SAYLES SMALL CAP GROWTH FUND

PORTFOLIO REVIEW | At the end of the previous fiscal year the bear market of 2000-2002 was reaching its nadir. Investors were selling stocks in nearly all sectors--and at times indiscriminately. Consequently, valuations became attractive and fundamentals showed signs of improvement after several difficult years, particularly among technology stocks. These factors provided the foundation for the gains experienced during the past 12 months.

We took advantage of these positive valuation trends and over-weighted the technology and consumer discretionary sectors. These over-weights were not due to a "top-down" view of the market or the economy; instead, they were the result of our finding a number of exciting opportunities in these sectors. Both sectors include an eclectic mix of companies, and we were able to identify many businesses with steady growth trends and solid profitability.

Despite the Fund's solid performance overall, three sectors in the portfolio posted declines for the year. Combined, these three sectors--autos & transportation, materials & processing and utilities--represented approximately 3.2% of the Fund's portfolio (averaged over the 12-month period). The performance of these three sectors resulted in an approximate 1.0% reduction in return for the full year.

Although the Fund's total return was strong for the year, it lagged that of the Russell 2000 Growth Index, the Fund's benchmark. This relative underperformance primarily was due to the market's overall preference for the smallest companies in the small cap universe. We tend to favor companies with market capitalizations at the higher end of the small-cap spectrum. Although these companies generally performed well for the year, they were not as strong as many of the "micro-cap" issues represented in the index.

OUTLOOK | We will continue to focus on companies that we believe can produce sustained and/or accelerating growth over the next few years. We expect the traditional growth sectors of the economy--services, technology and health care--to produce the greatest number of opportunities in the months ahead, due to current economic trends and favorable demographics.
 KEY FUND FACTS

 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities

 STRATEGY | Invests primarily in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of the 2,000 smallest companies

 FUND INCEPTION DATE | 12/31/96

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97; Retail: 1/2/97

 EXPENSE RATIO | Institutional: 1.00%; Retail: 1.25%

 TOTAL NET ASSETS (ALL CLASSES) | $52.9 million

[PHOTO]   [PHOTO]

Chris Ely Dave Smith
CHRIS ELY DAVE SMITH

[PHOTO]

Phil Fine
PHIL FINE

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2003

                                                                      SINCE
                                           1 YEAR 3 YEARS 5 YEARS INCEPTION
    -----------------------------------------------------------------------
    LOOMIS SAYLES SMALL CAP GROWTH FUND:
      INSTITUTIONAL                        35.28% -30.28%  -1.44%   -0.53%
      RETAIL                               34.98  -30.44   -1.69    -0.77
    LIPPER SMALL-CAP GROWTH FUNDS INDEX(a) 36.14  -12.09    8.26     4.55
    RUSSELL 2000 GROWTH INDEX(a)           41.72  -12.67    2.75     0.85
    RUSSELL 2000 INDEX(a)                  36.50   -0.82    7.46     5.87

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2003(b)(c)

                                    [CHART]

             Loomis Sayles  Lipper Small-
                Small Cap     Cap Growth    Russell 2000    Russell 2000
              Growth Fund     Funds Index   Growth Index        Index
             -------------  -------------   ------------    ------------
12/31/1996   $ 250,000      $ 250,000       $ 250,000       $ 250,000
01/31/1997     256,500        255,797         256,245         254,996
02/28/1997     237,500        237,326         240,769         248,813
03/31/1997     212,750        220,207         223,779         237,073
04/30/1997     208,750        216,928         221,191         237,734
05/31/1997     242,750        247,023         254,436         264,182
06/30/1997     257,000        260,237         263,063         275,503
07/31/1997     277,750        275,899         276,542         288,323
08/31/1997     282,500        280,282         284,841         294,920
09/30/1997     313,750        303,870         307,571         316,506
10/31/1997     291,750        288,334         289,097         302,603
11/30/1997     288,500        281,817         282,204         300,645
12/31/1997     298,565        278,064         282,363         305,908
01/31/1998     288,806        273,937         278,596         301,080
02/28/1998     320,192        296,085         303,193         323,343
03/31/1998     334,699        309,478         315,911         336,678
04/30/1998     330,215        311,729         317,848         338,541
05/31/1998     302,521        289,667         294,756         320,308
06/30/1998     332,061        298,156         297,767         320,982
07/31/1998     299,356        275,720         272,902         294,997
08/31/1998     231,836        215,500         209,905         237,715
09/30/1998     259,266        227,024         231,187         256,318
10/31/1998     269,553        235,975         243,245         266,771
11/30/1998     303,313        255,166         262,115         280,748
12/31/1998     354,480        280,746         285,834         298,121
01/31/1999     364,766        287,535         298,691         302,083
02/28/1999     341,820        259,868         271,368         277,616
03/31/1999     367,931        271,613         281,033         281,950
04/30/1999     371,360        282,219         305,852         307,215
05/31/1999     364,503        283,757         306,336         311,702
06/30/1999     419,099        310,316         322,473         325,797
07/31/1999     406,703        309,220         312,501         316,858
08/31/1999     418,571        304,885         300,814         305,131
09/30/1999     441,518        315,937         306,616         305,198
10/31/1999     498,224        334,359         314,470         306,434
11/30/1999     550,974        376,545         347,721         324,731
12/31/1999     679,948        452,471         409,007         361,491
01/31/2000     667,551        447,759         405,201         355,685
02/29/2000     908,883        578,948         499,476         414,422
03/31/2000     788,613        533,505         446,973         387,099
04/30/2000     725,313        467,554         401,845         363,805
05/31/2000     627,198        429,327         366,657         342,602
06/30/2000     701,575        504,937         414,022         372,467
07/31/2000     629,571        472,086         378,540         360,483
08/31/2000     735,071        522,857         418,358         387,989
09/30/2000     711,598        496,964         397,574         376,585
10/31/2000     641,968        459,679         365,301         359,775
11/30/2000     476,307        381,396         298,975         322,843
12/31/2000     556,512        415,131         317,270         350,570
01/31/2001     531,328        427,780         342,949         368,822
02/28/2001     413,620        373,014         295,939         344,622
03/31/2001     352,303        336,786         269,033         327,764
04/30/2001     416,905        373,146         301,970         353,405
05/31/2001     405,408        383,257         308,964         362,092
06/30/2001     415,263        392,921         317,390         374,595
07/31/2001     356,683        371,018         290,313         354,318
08/31/2001     316,443        349,053         272,183         342,874
09/30/2001     247,884        294,576         228,265         296,719
10/31/2001     276,518        316,162         250,225         314,083
11/30/2001     297,573        340,661         271,112         338,398
12/31/2001     309,364        361,298         287,991         359,285
01/31/2002     294,485        350,373         277,746         355,548
02/28/2002     257,709        329,170         259,769         345,804
03/31/2002     273,711        356,082         282,348         373,597
04/30/2002     263,605        346,687         276,239         377,002
05/31/2002     250,972        332,779         260,087         360,270
06/30/2002     229,356        308,052         238,032         342,394
07/31/2002     196,791        264,364         201,449         290,682
08/31/2002     194,545        263,980         201,355         289,942
09/30/2002     178,263        247,970         186,811         269,120
10/31/2002     189,773        258,551         196,260         277,749
11/30/2002     200,721        280,207         215,716         302,536
12/31/2002     180,790        261,487         200,840         285,691
01/31/2003     174,894        254,582         195,384         277,784
02/28/2003     172,648        246,649         190,173         269,391
03/31/2003     170,964        251,735         193,052         272,859
04/30/2003     188,931        272,540         211,323         298,731
05/31/2003     209,985        300,331         235,137         330,789
06/30/2003     214,196        310,509         239,668         336,775
07/31/2003     229,075        328,666         257,786         357,847
08/31/2003     247,322        346,094         271,633         374,254
09/30/2003     241,146        337,594         264,757         367,346



Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Please see page 6 for a description of the indexes and important risk disclosure. (b) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower. (c) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class. The Retail Class minimum is $2,500.

FUND AND MANAGER REVIEW


LOOMIS SAYLES SMALL CAP VALUE FUND

PORTFOLIO REVIEW | Small cap stocks led the U.S. equity market during the fiscal year. As investor expectations of improving corporate profits and better economic growth strengthened during the fiscal year, investors turned to companies leveraged to an economic upturn.

During the second half of the fiscal year we modestly over-weighted the technology sector. We believed valuations were attractive and prospects for fundamental improvement were strong, given the expectations for an improving economy. We also over-weighted the consumer discretionary sector, whose diverse nature presented many attractive opportunities for our value-driven approach. On the other hand, we under-weighted the materials and processing and the automotive and transportation sectors, due to competitive challenges and unattractive valuations.

Although the Fund's return was strong, it lagged that of the Russell 2000 Index, the Fund's benchmark. The factors that led to the Fund's out-performance in the previous few years--specifically, our preference for higher-quality stocks with earnings visibility and conservative business models--proved detrimental during the fiscal year. The best-performing segments of the small cap market were companies with poor earnings outlooks and micro-cap stocks. Although we appropriately increased the Fund's weightings in technology and producer durable stocks, our overall emphasis on solid fundamentals and valuation muted the favorable impact of these increased weightings. In addition, our emphasis on cash flow and earnings caused us to avoid the more-speculative stocks that substantially outperformed during the year.

OUTLOOK | We continue to balance our stock selection between companies with good near-term earnings visibility and companies positioned to benefit from steady economic improvement. Although our emphasis remains on individual stock selection, rather than sector selection, we continue to over-weight consumer, technology and producer durable stocks in anticipation of better economic activity in the coming quarters.
 KEY FUND FACTS

 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities

 STRATEGY | Invests primarily in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index

 FUND INCEPTION DATE | 5/13/91

 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91; Retail: 1/2/97; Admin; 1/2/98

 EXPENSE RATIO | Institutional: 0.90%; Retail: 1.15%; Admin: 1.40%

 TOTAL NET ASSETS (ALL CLASSES) | $467.5 million

[PHOTO]        [PHOTO]

Joseph Gatz Daniel Thelen
JOSEPH GATZ DANIEL THELEN

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2003

                                                                            SINCE
                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION(a)
---------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND:
 INSTITUTIONAL                       23.50%   7.71%  11.20%  11.17%     14.27%
 RETAIL(a)                           23.19    7.46   10.92   10.97      14.11
 ADMIN(a)                            22.85    7.14   10.61   10.58      13.73
LIPPER SMALL-CAP CORE FUNDS
 INDEX(b)(c)                         29.79    0.57    9.77    9.86       N/A
RUSSELL 2000 VALUE INDEX(c)          31.66   11.07   10.84   11.29      13.76
RUSSELL 2000 INDEX(c)                36.50   -0.82    7.46    8.28      10.43

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2003(d)(e)

                                      [CHART]

                    Loomis Sayles      Lipper
                      Small Cap    Small-Cap Core Russell 2000      Russell 2000
                      Value Fund    Funds Index    Value Index          Index
                      ----------   -------------- ------------          -----
 05/13/1991            $250,000         $250,000      $250,000        $250,000
 05/31/1991             255,500          250,000       261,728         261,916
 06/30/1991             246,500          250,000       249,473         246,653
 07/31/1991             266,000          250,000       255,952         255,308
 08/31/1991             286,250          250,000       263,720         264,758
 09/30/1991             286,500          250,000       264,026         266,831
 10/31/1991             292,250          250,000       267,028         273,889
 11/30/1991             285,000          250,000       256,192         261,221
 12/31/1991             326,192          250,000       272,804         282,138
 01/31/1992             359,360          265,945       295,624         304,999
 02/29/1992             379,469          273,568       309,725         313,896
 03/31/1992             359,099          264,312       306,355         303,271
 04/30/1992             340,817          255,365       302,112         292,646
 05/31/1992             341,340          254,825       310,327         296,538
 06/30/1992             311,567          245,833       300,278         282,514
 07/31/1992             320,185          252,555       311,590         292,344
 08/31/1992             309,739          248,421       305,517         284,095
 09/30/1992             313,134          249,627       311,285         290,647
 10/31/1992             323,058          258,944       318,551         299,885
 11/30/1992             353,875          277,051       338,259         322,832
 12/31/1992             368,973          287,564       352,287         334,079
 01/31/1993             385,875          296,024       370,979         345,386
 02/28/1993             376,994          289,261       372,463         337,409
 03/31/1993             392,750          297,159       386,591         348,358
 04/30/1993             382,724          287,452       377,301         338,796
 05/31/1993             399,053          298,214       389,167         353,787
 06/30/1993             401,058          300,514       392,856         355,994
 07/31/1993             410,798          303,304       399,600         360,909
 08/31/1993             432,856          312,400       415,222         376,501
 09/30/1993             452,622          317,447       425,169         387,126
 10/31/1993             464,941          324,170       434,894         397,090
 11/30/1993             447,179          316,166       423,565         384,020
 12/31/1993             460,032          325,338       436,038         397,150
 01/31/1994             469,799          333,938       451,601         409,602
 02/28/1994             462,637          333,304       450,293         408,121
 03/31/1994             435,940          320,340       430,084         386,573
 04/30/1994             431,056          319,794       434,322         388,871
 05/31/1994             424,545          320,604       433,699         384,504
 06/30/1994             414,452          310,196       422,386         371,448
 07/31/1994             416,731          314,670       430,189         377,550
 08/31/1994             436,266          329,162       447,122         398,589
 09/30/1994             435,940          329,749       442,378         397,254
 10/31/1994             433,010          331,467       434,283         395,686
 11/30/1994             415,755          323,070       416,763         379,706
 12/31/1994             421,818          325,868       429,306         389,907
 01/31/1995             423,131          329,229       427,200         384,988
 02/28/1995             439,544          342,338       443,008         401,003
 03/31/1995             450,049          349,588       445,199         407,909
 04/30/1995             451,362          355,463       458,439         416,979
 05/31/1995             460,553          359,779       468,257         424,149
 06/30/1995             473,027          374,109       484,258         446,152
 07/31/1995             504,540          394,788       501,926         471,851
 08/31/1995             528,832          407,916       516,837         481,612
 09/30/1995             538,680          414,898       524,553         490,213
 10/31/1995             510,777          400,223       503,602         468,290
 11/30/1995             535,397          412,187       523,618         487,965
 12/31/1995             557,183          426,052       539,838         500,839
 01/31/1996             558,274          429,170       543,420         500,301
 02/29/1996             586,279          444,379       551,937         515,895
 03/31/1996             599,735          455,506       563,523         526,396
 04/30/1996             635,378          486,931       578,898         554,543
 05/31/1996             661,564          508,903       593,556         576,396
 06/30/1996             645,925          485,793       586,548         552,727
 07/31/1996             609,555          446,334       555,366         504,450
 08/31/1996             640,106          469,085       579,461         533,738
 09/30/1996             661,712          488,809       595,280         554,597
 10/31/1996             671,415          479,658       602,183         546,049
 11/30/1996             703,512          496,987       634,587         568,549
 12/31/1996             726,762          505,760       655,187         583,449
 01/31/1997             739,717          517,036       665,260         595,109
 02/28/1997             730,105          503,508       671,575         580,680
 03/31/1997             714,224          478,111       653,562         553,280
 04/30/1997             707,538          478,242       663,172         554,822
 05/31/1997             784,435          529,245       715,970         616,546
 06/30/1997             821,212          559,170       752,202         642,968
 07/31/1997             868,247          592,820       783,774         672,887
 08/31/1997             886,414          607,321       796,217         688,283
 09/30/1997             939,228          652,898       849,164         738,661
 10/31/1997             909,652          626,902       826,076         706,213
 11/30/1997             906,272          618,871       835,128         701,645
 12/31/1997             915,645          618,206       863,435         713,926
 01/31/1998             895,483          609,161       847,814         702,659
 02/28/1998             958,919          654,637       899,067         754,616
 03/31/1998           1,001,702          685,496       935,534         785,738
 04/30/1998             997,276          692,091       940,158         790,086
 05/31/1998             954,493          656,163       906,874         747,534
 06/30/1998             942,200          653,811       901,752         749,107
 07/31/1998             881,222          606,640       831,121         688,464
 08/31/1998             730,254          489,398       700,960         554,778
 09/30/1998             767,135          509,982       740,546         598,194
 10/31/1998             807,459          530,915       762,535         622,590
 11/30/1998             853,192          560,518       783,175         655,209
 12/31/1998             905,760          595,725       807,733         695,755
 01/31/1999             863,318          591,259       789,399         705,001
 02/28/1999             802,402          542,960       735,503         647,899
 03/31/1999             802,901          545,426       729,435         658,014
 04/30/1999             868,312          582,266       796,024         716,977
 05/31/1999             885,788          594,314       820,492         727,450
 06/30/1999             926,732          628,657       850,200         760,345
 07/31/1999             915,247          625,223       830,023         739,482
 08/31/1999             884,789          602,297       799,682         712,114
 09/30/1999             865,316          601,830       783,694         712,270
 10/31/1999             856,827          607,069       768,013         715,155
 11/30/1999             874,618          646,203       771,994         757,856
 12/31/1999             909,124          715,909       795,713         843,645
 01/31/2000             875,377          702,150       774,905         830,097
 02/29/2000             937,246          801,151       822,268         967,176
 03/31/2000             990,423          789,758       826,123         903,410
 04/30/2000             992,469          745,843       831,013         849,047
 05/31/2000             950,029          714,136       818,331         799,563
 06/30/2000             981,220          777,128       842,243         869,262
 07/31/2000             997,582          752,970       870,306         841,295
 08/31/2000           1,059,963          820,051       909,215         905,486
 09/30/2000           1,044,112          798,977       904,060         878,874
 10/31/2000           1,063,542          774,942       900,851         839,641
 11/30/2000           1,029,383          697,771       882,512         753,451
 12/31/2000           1,119,971          765,544       977,337         818,159
 01/31/2001           1,151,051          792,794     1,004,314         860,755
 02/28/2001           1,121,607          742,434     1,002,928         804,277
 03/31/2001           1,081,258          707,334       986,842         764,935
 04/30/2001           1,140,691          763,688     1,032,519         824,776
 05/31/2001           1,173,952          791,519     1,059,070         845,048
 06/30/2001           1,219,754          815,994     1,101,681         874,227
 07/31/2001           1,226,843          797,090     1,076,976         826,906
 08/31/2001           1,212,666          774,784     1,073,245         800,198
 09/30/2001           1,084,529          673,267       954,769         692,481
 10/31/2001           1,122,698          713,264       979,707         733,006
 11/30/2001           1,191,110          766,270     1,050,104         789,753
 12/31/2001           1,275,273          820,091     1,114,398         838,499
 01/31/2002           1,273,439          810,375     1,129,190         829,778
 02/28/2002           1,284,443          788,738     1,136,065         807,036
 03/31/2002           1,359,027          849,341     1,221,145         871,899
 04/30/2002           1,362,695          853,515     1,264,131         879,845
 05/31/2002           1,337,630          821,702     1,222,322         840,796
 06/30/2002           1,293,002          775,677     1,195,260         799,078
 07/31/2002           1,124,270          670,247     1,017,670         678,393
 08/31/2002           1,142,610          673,799     1,013,148         676,665
 09/30/2002           1,056,410          626,103       940,778         628,071
 10/31/2002           1,074,139          648,354       954,930         648,208
 11/30/2002           1,127,938          696,200     1,031,134         706,057
 12/31/2002           1,106,540          662,377       987,077         666,744
 01/31/2003           1,077,807          643,007       959,285         648,291
 02/28/2003           1,054,576          622,929       927,036         628,702
 03/31/2003           1,057,633          628,189       936,937         636,798
 04/30/2003           1,144,444          680,497     1,025,932         697,177
 05/31/2003           1,215,972          740,279     1,130,685         771,993
 06/30/2003           1,241,648          757,321     1,149,843         785,964
 07/31/2003           1,289,334          796,158     1,207,184         835,142
 08/31/2003           1,338,241          830,662     1,253,039         873,432
 09/30/2003           1,304,617          812,622     1,238,666         857,310



Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (December 31, 1996) and Admin Class (January 2, 1998) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Classes of shares. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date (April 30, 1991). (b) The Lipper Small-Cap-Core Funds Index performance data is not available prior to January 1, 1992. (c) Please see page 6 for a description of the indexes and important risk disclosure. (d) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would be lower due to their higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $250,000 for the Institutional Class. The initial investment minimums for Retail Class is $2,500 and, because the Admin Class shares are offered exclusively through intermediaries, there is no initial minimum for such class.

FUND AND MANAGER REVIEW



LOOMIS SAYLES VALUE FUND

PORTFOLIO REVIEW | Strong stock selection in the utilities, telecommunication services and consumer discretionary sectors led to solid performance for the Fund. In fact, the telecommunication services and utilities sectors--along with information technology--were among the Fund's best-performing areas for the year. These sectors had been the worst-performing areas during the bear market, but they rebounded during the fiscal year, as the market environment and investor sentiment improved.

Our stock-selection efforts led to over-weighted positions in the financials and energy sectors. We found several stocks in these areas that offered attractive valuation characteristics, above-average dividend yields and leverage to an improving economy.

We remained under-weighted in the information technology and consumer staples sectors. Although the outlook improved for technology companies and performance was strong, the huge run-up in stock prices left the sector significantly overvalued, according to our valuation criteria. The sector ended the fiscal year with approximately double the price/earnings ratio of the rest of the market. Our under-weighting was the primary reason the Fund's return lagged that of its benchmark, the S&P 500 Index. The consumer staples sector under-performed during the fiscal year, primarily because investors favored stocks with more leverage to an improving economy. By the end of the period we thought consumer staples stocks were more attractive than stocks in the cyclical sectors, and we added to our position.

OUTLOOK | In general, we believe the rebound of the past 12 months has left most stocks fully valued. With price/earnings ratios relatively high and interest rates unlikely to decline much more, we believe earnings growth may be the most important factor driving stock prices higher. We continue to emphasize companies with more predictable business models, because we believe the cyclical areas of the market are overvalued. We are currently increasing the Fund's exposure to stocks in industries such as healthcare services, defense and insurance, due to attractive valuations and earnings prospects.

 KEY FUND FACTS

 OBJECTIVE | Long-term growth of capital and income

 STRATEGY | Invests primarily in equity securities, including common stocks, convertible securities, and warrants; The Fund invests primarily in medium- and large-sized companies

 FUND INCEPTION DATE | 5/13/91

 EXPENSE RATIO | 0.85%

 TOTAL NET ASSETS | $38.0 million

[PHOTO]         [PHOTO]

Warren Koontz   James Carroll
 WARREN KOONTZ  JAMES CARROLL
[PHOTO]

Jeffrey Wardlow
JEFFREY WARDLOW

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2003

                                                                     SINCE
                              1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION(a)
     ---------------------------------------------------------------------
     LOOMIS SAYLES VALUE FUND 21.97%  -2.09%  1.45%    8.43%      9.12%
     LIPPER LARGE-CAP VALUE
      FUNDS INDEX(b)          22.65   -5.94   2.00     8.92       9.88
     S&P 500 INDEX(b)         24.40  -10.13   1.00    10.05      10.43

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2003(c)

                                    [CHART]

            Loomis Sayles   Lipper Large-Cap
             Value Fund     Value Funds Index   S&P 500 Index
            -------------   -----------------   -------------
05/13/1991  $  250,000      $  250,000          $   250,000
05/31/1991     263,750         260,446              260,785
06/30/1991     248,750         247,339              248,838
07/31/1991     257,000         258,858              260,436
08/31/1991     263,250         265,201              262,978
09/30/1991     256,250         263,184              262,144
10/31/1991     257,250         268,159              265,669
11/30/1991     240,500         256,911              254,964
12/31/1991     267,887         284,716              284,123
01/31/1992     276,529         282,621              278,829
02/29/1992     282,375         287,719              282,440
03/31/1992     275,766         281,277              276,947
04/30/1992     282,120         286,450              285,078
05/31/1992     282,629         288,668              286,476
06/30/1992     276,529         282,325              282,214
07/31/1992     287,712         293,299              293,743
08/31/1992     279,325         287,289              287,731
09/30/1992     281,358         290,677              291,112
10/31/1992     283,900         292,636              292,118
11/30/1992     299,658         304,674              302,065
12/31/1992     305,652         309,352              305,772
01/31/1993     312,545         312,900              308,328
02/28/1993     315,461         315,955              312,530
03/31/1993     321,293         325,136              319,125
04/30/1993     312,810         319,076              311,411
05/31/1993     319,702         327,700              319,741
06/30/1993     319,437         329,180              320,678
07/31/1993     317,051         328,208              319,388
08/31/1993     329,776         341,482              331,507
09/30/1993     327,920         342,711              328,964
10/31/1993     335,078         348,613              335,769
11/30/1993     330,306         343,067              332,569
12/31/1993     341,961         350,389              336,590
01/31/1994     355,103         361,813              348,033
02/28/1994     351,544         353,113              338,586
03/31/1994     337,033         338,450              323,825
04/30/1994     343,878         342,660              327,978
05/31/1994     347,711         347,605              333,360
06/30/1994     337,033         339,230              325,189
07/31/1994     348,806         349,126              335,867
08/31/1994     364,138         363,280              349,637
09/30/1994     351,544         353,816              341,087
10/31/1994     350,996         359,615              348,750
11/30/1994     334,569         347,102              336,049
12/31/1994     338,950         351,034              341,034
01/31/1995     346,131         357,357              349,878
02/28/1995     365,089         370,646              363,513
03/31/1995     374,855         379,335              374,240
04/30/1995     388,930         390,363              385,260
05/31/1995     405,591         404,834              400,658
06/30/1995     408,463         413,616              409,964
07/31/1995     424,262         426,690              423,560
08/31/1995     426,560         429,282              424,625
09/30/1995     440,060         444,703              442,545
10/31/1995     429,145         441,145              440,963
11/30/1995     448,678         460,256              460,320
12/31/1995     458,348         467,728              469,187
01/31/1996     471,875         482,113              485,156
02/29/1996     475,965         487,530              489,655
03/31/1996     480,998         492,803              494,368
04/30/1996     480,998         499,503              501,656
05/31/1996     490,121         508,756              514,594
06/30/1996     491,065         509,051              516,557
07/31/1996     473,133         489,082              493,735
08/31/1996     484,458         501,793              504,150
09/30/1996     508,601         526,381              532,526
10/31/1996     522,477         537,498              547,214
11/30/1996     558,944         576,000              588,576
12/31/1996     555,351         566,255              576,914
01/31/1997     584,543         594,832              612,957
02/28/1997     588,458         599,601              617,761
03/31/1997     568,523         576,688              592,378
04/30/1997     588,458         602,345              627,742
05/31/1997     624,058         637,054              665,961
06/30/1997     654,673         663,641              695,797
07/31/1997     711,826         713,656              751,160
08/31/1997     689,343         683,123              709,079
09/30/1997     724,517         718,085              747,913
10/31/1997     697,684         696,421              722,934
11/30/1997     718,353         719,260              756,401
12/31/1997     717,570         727,491              769,391
01/31/1998     719,197         728,533              777,901
02/28/1998     766,791         776,460              834,007
03/31/1998     789,978         810,968              876,716
04/30/1998     796,486         819,212              885,536
05/31/1998     782,656         805,276              870,316
06/30/1998     781,435         820,337              905,667
07/31/1998     746,452         806,111              896,023
08/31/1998     641,501         696,099              766,478
09/30/1998     685,434         729,554              815,580
10/31/1998     743,604         787,979              881,920
11/30/1998     769,232         828,198              935,371
12/31/1998     793,193         860,189              989,272
01/31/1999     791,361         874,489            1,030,640
02/28/1999     768,005         854,461              998,609
03/31/1999     795,941         880,403            1,038,562
04/30/1999     853,186         932,283            1,078,780
05/31/1999     848,149         916,368            1,053,306
06/30/1999     869,673         956,763            1,111,763
07/31/1999     837,615         929,600            1,077,048
08/31/1999     802,352         912,659            1,071,719
09/30/1999     757,472         878,903            1,042,339
10/31/1999     785,866         921,229            1,108,299
11/30/1999     780,930         924,442            1,130,829
12/31/1999     782,659         952,911            1,197,430
01/31/2000     748,924         912,630            1,137,268
02/29/2000     688,719         874,249            1,115,741
03/31/2000     758,266         954,304            1,224,892
04/30/2000     755,152         943,680            1,188,040
05/31/2000     768,127         944,384            1,163,665
06/30/2000     749,962         933,958            1,192,353
07/31/2000     746,848         929,738            1,173,717
08/31/2000     797,191         983,551            1,246,616
09/30/2000     784,735         968,022            1,180,803
10/31/2000     814,319         975,755            1,175,811
11/30/2000     796,672         933,933            1,083,111
12/31/2000     840,165         971,538            1,088,412
01/31/2001     851,185         979,621            1,127,028
02/28/2001     828,095         932,405            1,024,263
03/31/2001     797,134         896,167              959,376
04/30/2001     835,442         946,942            1,033,930
05/31/2001     849,086         962,182            1,040,857
06/30/2001     834,393         936,035            1,015,524
07/31/2001     827,571         929,657            1,005,527
08/31/2001     796,609         886,115              942,579
09/30/2001     729,438         816,964              866,463
10/31/2001     734,685         822,288              882,986
11/30/2001     775,371         875,034              950,716
12/31/2001     792,655         888,223              959,045
01/31/2002     785,626         871,835              945,049
02/28/2002     781,841         867,010              926,824
03/31/2002     808,335         905,288              961,681
04/30/2002     788,330         866,699              903,376
05/31/2002     793,737         867,866              896,721
06/30/2002     735,882         807,346              832,848
07/31/2002     674,243         737,605              767,941
08/31/2002     682,354         742,570              772,965
09/30/2002     603,953         656,741              688,960
10/31/2002     647,209         704,932              749,600
11/30/2002     687,220         749,126              793,721
12/31/2002     660,364         713,451              747,091
01/31/2003     645,108         696,464              727,520
02/28/2003     620,045         679,041              716,604
03/31/2003     616,776         678,604              723,562
04/30/2003     666,903         735,895              783,162
05/31/2003     715,940         781,191              824,425
06/30/2003     728,471         790,129              834,942
07/31/2003     732,285         801,134              849,663
08/31/2003     746,996         814,674              866,233
09/30/2003     736,644         805,523              857,034



Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (April 30, 1991). (b) Please see page 6 for a description of the indexes and important risk disclosure. (c) The mountain chart is based on the Fund's minimum initial investment of $250,000.

FUND AND MANAGER REVIEW


LOOMIS SAYLES WORLDWIDE FUND

PORTFOLIO REVIEW | Global markets rose sharply during the fiscal year, as investors put money into stocks dependent on economic growth--particularly many beaten-down stocks in the technology, telecommunication and financial sectors. Led by emerging market and European issues, international stocks outperformed U.S. stocks during the period. In addition, value stocks outperformed growth stocks. Currency also played a role in returns, as the U.S. dollar weakened against most major currencies.

The Fund outperformed its benchmark, the S&P 500 Index for the one-year period, due to favorable stock selections in a variety of areas, including the materials, consumer discretionary and telecommunication services sectors. In the materials sector, holdings in the chemicals, metals and mining and paper industries led the way. Good stock selection in the automobile industry helped propel the consumer discretionary sector higher. In the telecom sector, many stocks that were beaten-down during the bear market rallied during the period as investors rewarded their strong growth rates. The Fund's performance also benefited from good stock selection in Canada, Japan and the United Kingdom.

The Fund underperformed in the information technology, consumer staples and financials sectors. In the consumer staples sector we missed much of the rally among food-related stocks, and in the financials area the Fund lacked exposure to the banking, diversified financial and insurance holdings that rallied late in the year.

OUTLOOK | The market has moved past the "wall of worry" stage and remains focused on earnings and fundamentals. The combination of reducing expenses and increasing revenues has helped the corporate earnings situation. But even though fundamentals have improved and the general market sentiment is better, we continue to stress diversification in all asset classes and styles.
 KEY FUND FACTS

 OBJECTIVE | High total investment return through a combination of capital appreciation and current income

 STRATEGY | Invests primarily in equity and fixed income securities of United States and foreign issuers including securities of issuers located in emerging securities markets

 FUND INCEPTION DATE | 5/1/96

 EXPENSE RATIO| 1.00%

 TOTAL NET ASSETS | $10.5 million

[PHOTO]   [PHOTO]

Robert Ix Eswar Menon
ROBERT IX ESWAR MENON

[PHOTO]     [PHOTO]

Daniel Fuss Alexander Muromcew
DANIEL FUSS ALEXANDER MUROMCEW

[PHOTO]      [PHOTO]

David Rolley John Tribolet
DAVID ROLLEY JOHN TRIBOLET

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2003

                                                                       SINCE
                                         1 YEAR 3 YEARS 5 YEARS INCEPTION(a)
   -------------------------------------------------------------------------
   LOOMIS SAYLES WORLDWIDE FUND          28.02%   1.82%  14.61%     9.75%
   LIPPER GLOBAL FLEXIBLE FUNDS INDEX(b) 21.14   -2.77    4.94      5.64
   S&P 500 INDEX(b)                      24.40  -10.13    1.00      7.49

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2003(c)

                                    [CHART]

             Loomis Sayles     Lipper Global
            Worldwide Fund  Flexible Funds Index  S&P 500 Index
            --------------  --------------------  -------------
05/01/1996   $ 250,000        $ 250,000            $ 250,000
05/31/1996     252,250          251,586              256,447
06/30/1996     253,000          252,629              257,426
07/31/1996     244,500          246,466              246,053
08/31/1996     250,500          250,102              251,243
09/30/1996     258,500          257,121              265,384
10/31/1996     263,500          260,291              272,704
11/30/1996     276,250          271,371              293,316
12/31/1996     273,097          271,756              287,504
01/31/1997     273,097          276,787              305,466
02/28/1997     273,611          278,385              307,860
03/31/1997     273,097          273,834              295,211
04/30/1997     275,666          276,512              312,835
05/31/1997     283,631          288,138              331,881
06/30/1997     286,971          296,211              346,750
07/31/1997     302,330          308,392              374,340
08/31/1997     295,076          299,543              353,369
09/30/1997     306,742          312,306              372,722
10/31/1997     289,110          301,232              360,274
11/30/1997     289,370          302,170              376,952
12/31/1997     282,692          304,762              383,426
01/31/1998     291,293          305,506              387,666
02/28/1998     309,069          319,280              415,627
03/31/1998     311,936          329,994              436,911
04/30/1998     307,922          332,904              441,306
05/31/1998     294,733          330,053              433,721
06/30/1998     282,405          329,795              451,338
07/31/1998     282,405          326,570              446,532
08/31/1998     252,301          290,436              381,974
09/30/1998     252,014          295,085              406,443
10/31/1998     270,077          310,493              439,504
11/30/1998     286,132          324,396              466,142
12/31/1998     291,114          332,163              493,003
01/31/1999     295,187          336,107              513,619
02/28/1999     289,547          327,933              497,656
03/31/1999     298,634          338,611              517,566
04/30/1999     311,169          356,802              537,609
05/31/1999     312,736          351,118              524,914
06/30/1999     319,943          364,134              554,046
07/31/1999     325,897          363,883              536,746
08/31/1999     324,644          362,603              534,090
09/30/1999     322,137          360,621              519,449
10/31/1999     334,671          367,933              552,320
11/30/1999     387,079          380,851              563,548
12/31/1999     467,272          406,460              596,738
01/31/2000     451,347          398,155              566,757
02/29/2000     515,728          420,307              556,028
03/31/2000     507,934          418,265              610,424
04/30/2000     484,893          404,266              592,059
05/31/2000     472,694          397,916              579,912
06/30/2000     487,942          412,180              594,208
07/31/2000     472,016          407,090              584,921
08/31/2000     485,231          420,974              621,250
09/30/2000     472,016          408,554              588,452
10/31/2000     449,652          400,636              585,964
11/30/2000     426,926          385,157              539,767
12/31/2000     446,497          400,748              542,409
01/31/2001     450,281          405,929              561,653
02/28/2001     438,929          385,458              510,441
03/31/2001     418,591          366,444              478,104
04/30/2001     425,686          385,129              515,258
05/31/2001     432,308          382,183              518,710
06/30/2001     428,997          376,598              506,085
07/31/2001     424,267          371,266              501,103
08/31/2001     421,902          362,098              469,733
09/30/2001     402,510          338,224              431,801
10/31/2001     410,550          346,217              440,035
11/30/2001     417,172          358,725              473,789
12/31/2001     418,713          359,167              477,939
01/31/2002     412,510          356,843              470,965
02/28/2002     413,543          353,916              461,882
03/31/2002     421,297          363,747              479,253
04/30/2002     423,365          358,846              450,197
05/31/2002     430,602          363,067              446,880
06/30/2002     420,780          349,394              415,049
07/31/2002     401,137          328,712              382,703
08/31/2002     405,790          330,347              385,207
09/30/2002     389,248          310,026              343,343
10/31/2002     399,069          323,079              373,562
11/30/2002     415,611          336,044              395,550
12/31/2002     417,580          327,497              372,312
01/31/2003     421,323          322,306              362,559
02/28/2003     425,600          318,934              357,119
03/31/2003     426,670          318,595              360,586
04/30/2003     448,057          337,122              390,288
05/31/2003     471,582          355,162              410,851
06/30/2003     475,325          359,456              416,092
07/31/2003     469,443          362,263              423,429
08/31/2003     479,068          369,911              431,687
09/30/2003     498,316          375,567              427,102




PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closet to the Fund's inception date (April 30, 1996). (b) Please see page 6 for a description of the indexes and important risk disclosure. (c) The mountain chart is based on the Fund's minimum initial investment of $250,000.

DISCLOSURE

LOOMIS SAYLES AGGRESSIVE GROWTH FUND, LOOMIS SAYLES SMALL CAP GROWTH FUND, LOOMIS SAYLES SMALL CAP VALUE FUND
Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small- and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND, LOOMIS SAYLES SMALL CAP GROWTH FUND, LOOMIS SAYLES SMALL CAP VALUE FUND, LOOMIS SAYLES VALUE FUND,
LOOMIS SAYLES WORLDWIDE FUND
Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND, LOOMIS SAYLES SMALL CAP GROWTH FUND, LOOMIS SAYLES WORLDWIDE FUND
Investing in growth Funds involves increased risks because, in part, the value of the Fund's underlying securities is based on future expectations that may or may not be met.

Please see the Funds' prospectus for more complete details.

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the investment of capital gains distributions and income dividends. It is not possible to invest directly in an index.
Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.
Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective. Lipper Large-Cap Value Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap value funds investment objective.
Lipper Global Flexible Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global flexible portfolio funds investment objective.
Source: Lipper, Inc.

Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.
Russell Midcap Growth Index is an index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                                  SHARES    VALUE +
-------------------------------------------------------------------

COMMON STOCKS - 95.5% OF NET ASSETS

AIRLINES - 2.0%
Jetblue Airways Corp.*                            18,175 $1,108,130
                                                         ----------
BIOTECHNOLOGY - 7.5%
Amylin Pharmaceuticals, Inc.*                     23,000    649,520
Celgene Corp.*                                    18,325    794,022
Gilead Sciences, Inc.*                             7,675    429,263
Human Genome Sciences, Inc.*                      27,525    375,991
ICOS Corp.*                                       15,225    583,422
Invitrogen Corp.*                                 10,000    579,900
OSI Pharmaceuticals, Inc.*                         7,900    256,513
Telik, Inc.*                                      27,900    559,395
                                                         ----------
                                                          4,228,026
                                                         ----------
CAPITAL MARKETS - 2.1%
Ameritrade Holding Corp.*                        107,025  1,204,031
                                                         ----------
COMMERCIAL SERVICES & SUPPLIES - 7.9%
Apollo Group, Inc.-University of Phoenix Online*  18,941  1,261,092
Career Education Corp.*                           21,750    985,275
Corinthian Colleges, Inc.*                        17,775  1,016,019
Monster Worldwide, Inc.*                          47,500  1,196,050
                                                         ----------
                                                          4,458,436
                                                         ----------
COMMUNICATIONS EQUIPMENT - 7.8%
Avaya, Inc.*                                      69,175    754,007
Foundry Networks, Inc.*                           58,825  1,265,326
Juniper Networks, Inc.*                           60,250    898,930
NetScreen Technologies, Inc.*                     41,700    926,991
Sonus Networks, Inc.*                             86,625    600,311
                                                         ----------
                                                          4,445,565
                                                         ----------
COMPUTERS & PERIPHERALS - 6.5%
ATI Technologies, Inc.*                           84,800  1,259,280
Network Appliance, Inc.*                          61,325  1,259,002
SanDisk Corp.*                                    18,300  1,166,442
                                                         ----------
                                                          3,684,724
                                                         ----------
ENERGY EQUIPMENT & SERVICES - 1.8%
Rowan Cos., Inc.                                  42,350  1,040,963
                                                         ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
Zimmer Holdings, Inc.*                            20,300  1,118,530
                                                         ----------
HEALTH CARE PROVIDERS & SERVICES - 1.5%
Odyssey Healthcare, Inc.*                         27,712    826,372
                                                         ----------
HOTELS RESTAURANTS & LEISURE - 1.5%
Station Casinos, Inc.                             28,125    860,625
                                                         ----------
INSURANCE - 1.5%
Everest Re Group Ltd.                             11,000    826,760
                                                         ----------
INTERNET & CATALOG RETAIL - 3.7%
Amazon.com, Inc.*                                 25,725  1,244,061
Netflix, Inc.*                                    26,075    876,381
                                                         ----------
                                                          2,120,442
                                                         ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

                                                  SHARES     VALUE +
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

INTERNET SOFTWARE & SERVICES - 11.6%
Ask Jeeves, Inc.*                                 42,125 $   732,975
CNET Networks, Inc.*                              65,850     466,218
DoubleClick, Inc. *                               70,775     762,247
j2 Global Communications, Inc.*                   22,400     847,392
Netease.com, Inc. ADR*                            19,975   1,115,004
Sohu.com, Inc.*                                   24,125     750,288
United Online, Inc.*                              34,275   1,190,028
VeriSign, Inc.*                                   54,100     728,727
                                                         -----------
                                                           6,592,879
                                                         -----------
IT SERVICES - 2.0%
Cognizant Technology Solutions Corp.*             30,925   1,127,835
                                                         -----------
LEISURE EQUIPMENT & PRODUCTS - 1.9%
Leapfrog Enterprises, Inc.*                       28,425   1,080,150
                                                         -----------
MEDIA - 2.9%
Univision Communications, Inc., Class A*          30,825     984,242
XM Satellite Radio Holdings, Inc.*                42,750     663,908
                                                         -----------
                                                           1,648,150
                                                         -----------
PHARMACEUTICALS - 5.5%
Angiotech Pharmaceuticals, Inc.*                  18,975     828,259
Esperion Therapeutics, Inc.*                      27,850     539,733
Medicines Co.*                                    26,900     699,400
Pharmaceutical Resources, Inc.*                   15,700   1,071,054
                                                         -----------
                                                           3,138,446
                                                         -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 12.6%
Amkor Technology, Inc.*                           49,450     702,685
Cymer, Inc.*                                      18,400     758,080
Cypress Semiconductor Corp.*                      75,675   1,337,934
KLA-Tencor Corp.*                                 20,875   1,072,975
Marvell Technology Group Ltd.*                    29,575   1,116,456
OmniVision Technologies, Inc.*                    18,625     786,720
PMC-Sierra, Inc.*                                 63,900     842,905
Vitesse Semiconductor Corp.*                      83,700     535,680
                                                         -----------
                                                           7,153,435
                                                         -----------
SOFTWARE - 8.7%
BEA Systems, Inc.*                                60,875     733,544
Business Objects SA ADR*                          31,425     784,054
Electronic Arts, Inc.*                            13,775   1,270,468
Mercury Interactive Corp.*                        23,125   1,050,106
VERITAS Software Corp.*                           34,125   1,071,525
                                                         -----------
                                                           4,909,697
                                                         -----------
SPECIALTY RETAIL - 3.1%
Chico's FAS, Inc.*                                32,750   1,003,460
Williams-Sonoma, Inc.*                            27,175     733,181
                                                         -----------
                                                           1,736,641
                                                         -----------
TEXTILES APPAREL & LUXURY GOODS - 1.4%
Coach, Inc.*                                      14,925     814,905
                                                         -----------

TOTAL COMMON STOCKS
 (Identified Cost $44,361,903)                            54,124,742
                                                         -----------

                                                  FACE AMOUNT      VALUE +
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 5.8% OF NET ASSETS
Repurchase Agreement with State Street Corp.,
dated 9/30/03 at 0.350% to be repurchased at
$3,264,032 on 10/01/03 collateralized by
$3,245,000 U.S. Treasury Note, 3.625%
due 3/31/04 with a value of $3,329,672            $3,264,000  $ 3,264,000
                                                              -----------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $3,264,000)                                   3,264,000
                                                              -----------

TOTAL INVESTMENTS - 101.3%
 (Identified Cost $47,625,903)@                                57,388,742
 Liabilities, Less Cash and Other Assets--(1.3%)                 (709,085)
                                                              -----------

NET ASSETS - 100%                                             $56,679,657
                                                              -----------

+  See Note 2.
*  Non-income producing security
@ At September 30, 2003, the net unrealized appreciation on investments based on cost of $47,625,903 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $10,663,513 and $900,674, respectively, resulting in net unrealized appreciation of $9,762,839.

   Key to Abbreviations: ADR: American Depositary Receipt





                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

LOOMIS SAYLES SMALL CAP GROWTH FUND



                                               SHARES    VALUE +
----------------------------------------------------------------

COMMON STOCKS - 102.6% OF NET ASSETS

AIRLINES - 2.7%
AirTran Holdings, Inc.*                        51,650 $  865,138
SkyWest, Inc.                                  33,675    583,251
                                                      ----------
                                                       1,448,389
                                                      ----------

BIOTECHNOLOGY - 4.5%
ICOS Corp.*                                     9,150    350,628
ILEX Oncology, Inc.*                           35,600    591,316
Tanox, Inc.*                                   19,125    382,691
Telik, Inc.*                                   34,225    686,211
XOMA Ltd.*                                     52,425    387,945
                                                      ----------
                                                       2,398,791
                                                      ----------

CAPITAL MARKETS - 1.6%
Knight Trading Group, Inc.*                    76,125    871,631
                                                      ----------

COMMERCIAL BANKS - 2.0%
UCBH Holdings, Inc.                            34,300  1,036,889
                                                      ----------

COMMERCIAL SERVICES & SUPPLIES - 5.2%
Corinthian Colleges, Inc.*                     14,725    841,681
Corporate Executive Board Co.*                 11,350    532,883
Monster Worldwide, Inc.*                       29,525    743,439
Strayer Education, Inc.                         6,625    640,704
                                                      ----------
                                                       2,758,707
                                                      ----------

COMMUNICATIONS EQUIPMENT - 7.3%
Enterasys Networks, Inc.*                     117,500    470,000
Foundry Networks, Inc.*                        36,800    791,568
NetScreen Technologies, Inc.*                  35,350    785,831
SafeNet, Inc.*                                 32,150  1,161,579
Sonus Networks, Inc.*                          90,375    626,299
                                                      ----------
                                                       3,835,277
                                                      ----------

COMPUTERS & PERIPHERALS - 3.4%
Advanced Digital Information Corp.*            65,775    922,165
Dot Hill Systems Corp.*                        61,650    848,304
                                                      ----------
                                                       1,770,469
                                                      ----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.0%
Lexar Media, Inc.*                             74,550  1,270,332
TTM Technologies, Inc.*                        59,800    853,944
                                                      ----------
                                                       2,124,276
                                                      ----------

HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
Epix Medical, Inc.*                            24,425    415,714
Kyphon, Inc.*                                  24,950    486,525
                                                      ----------
                                                         902,239
                                                      ----------

HEALTH CARE PROVIDERS & SERVICES - 10.3%
Advisory Board Co.*                            25,025  1,137,386
Odyssey Healthcare, Inc.*                      42,937  1,280,381
Select Medical Corp.*                          29,150    839,520
United Surgical Partners International, Inc.*  43,100  1,219,730
VistaCare, Inc., Class A*                      31,275    978,908
                                                      ----------
                                                       5,455,925
                                                      ----------

                                                 SHARES    VALUE +
------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HOTELS RESTAURANTS & LEISURE - 2.1%
Station Casinos, Inc.                            36,450 $1,115,370
                                                        ----------
INTERNET & CATALOG RETAIL - 2.1%
Netflix, Inc.*                                   33,800  1,136,018
                                                        ----------
INTERNET SOFTWARE & SERVICES - 12.6%
Ask Jeeves, Inc.*                                58,150  1,011,810
CNET Networks, Inc.*                             77,575    549,231
DoubleClick, Inc.*                               52,925    570,002
j2 Global Communications, Inc.*                  31,750  1,201,103
Netease.com, Inc. ADR*                           14,475    807,995
RealNetworks, Inc.*                              23,175    151,796
SkillSoft Plc*                                   76,225    567,876
SonicWALL, Inc.*                                 69,000    399,510
United Online, Inc.*                             39,600  1,374,912
                                                        ----------
                                                         6,634,235
                                                        ----------
LEISURE EQUIPMENT & PRODUCTS - 2.1%
Leapfrog Enterprises, Inc.*                      29,475  1,120,050
                                                        ----------
MEDIA - 2.1%
Radio One, Inc., Class D*                        26,100    374,796
XM Satellite Radio Holdings, Inc.*               47,425    736,510
                                                        ----------
                                                         1,111,306
                                                        ----------
OIL & GAS - 1.0%
Evergreen Resources, Inc.*                       18,800    507,600
                                                        ----------
PHARMACEUTICALS - 7.8%
Angiotech Pharmaceuticals, Inc.*                 18,725    817,346
AtheroGenics, Inc.*                              25,400    425,196
Esperion Therapeutics, Inc.*                     22,675    439,442
Impax Laboratories, Inc.*                        48,300    604,233
Medicines Co.*                                   28,800    748,800
Pharmaceutical Resources, Inc.*                  15,950  1,088,109
                                                        ----------
                                                         4,123,126
                                                        ----------
ROAD & RAIL - 1.3%
Knight Transportation, Inc.*                     27,800    696,946
                                                        ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 12.7%
Brooks Automation, Inc.*                         33,375    697,537
Cymer, Inc.*                                     17,200    708,640
Cypress Semiconductor Corp.*                     68,650  1,213,732
FormFactor, Inc.*                                29,425    636,463
Lam Research Corp.*                              42,375    938,606
OmniVision Technologies, Inc.*                   22,400    946,176
Power Integrations, Inc.*                        30,825  1,024,623
Vitesse Semiconductor Corp.*                     89,600    573,440
                                                        ----------
                                                         6,739,217
                                                        ----------
SOFTWARE - 9.3%
Altiris, Inc.*                                   42,150  1,107,702
Documentum, Inc.*                                47,575  1,013,823
Kronos, Inc.*                                    15,575    824,073
Manhattan Associates, Inc.*                      29,250    757,283
RSA Security, Inc.*                              86,275  1,232,007
                                                        ----------
                                                         4,934,888
                                                        ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003
LOOMIS SAYLES SMALL CAP GROWTH FUND - CONTINUED



                                                       SHARES      VALUE +
--------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

SPECIALTY RETAIL - 5.6%
Aeropostale, Inc.*                                    37,425  $ 1,012,346
PETCO Animal Supplies, Inc.*                          30,025      936,780
The Sports Authority, Inc.*                           31,425      988,631
                                                              -----------
                                                                2,937,757
                                                              -----------
WIRELESS TELECOMMUNICATION SERVICES - 1.2%
At Road, Inc.*                                        45,525      612,311
                                                              -----------

TOTAL COMMON STOCKS
 (Identified Cost $42,894,359)                                 54,271,417
                                                              -----------

                                                  FACE AMOUNT
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 6.2% OF NET ASSETS
Repurchase Agreement with State Street Corp.,
dated 9/30/03 at 0.350% to be repurchased at
$3,262,032 on 10/01/03 collateralized by
$3,245,000 U.S. Treasury Note, 3.625% due
3/31/04 with a value of $3,329,672                $3,262,000    3,262,000
                                                              -----------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $3,262,000)                                   3,262,000
                                                              -----------

TOTAL INVESTMENTS - 108.8%
 (Identified Cost $46,156,359)@                                57,533,417
 Liabilities, Less Cash and Other Assets--(8.8%)               (4,669,456)
                                                              -----------

NET ASSETS - 100%                                             $52,863,961
                                                              -----------

+  See Note 2.
*  Non-income producing security
@ At September 30, 2003, the net unrealized appreciation on investments based on cost of $46,214,908 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $12,163,182 and $844,673, respectively, resulting in net unrealized appreciation of $11,318,509.
   Key to Abbreviations: ADR: American Depositary Receipt



                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

LOOMIS SAYLES SMALL CAP VALUE FUND



                                         SHARES     VALUE +
-----------------------------------------------------------

COMMON STOCKS - 95.8% OF NET ASSETS

AEROSPACE & DEFENSE - 1.9%
Cubic Corp.                              77,200 $ 1,939,264
Moog, Inc., Class A*                     46,575   1,825,740
The Allied Defense Group, Inc.*          76,175   1,608,054
United Defense Industries, Inc.*        120,625   3,424,544
                                                -----------
                                                  8,797,602
                                                -----------
AUTO COMPONENTS - 0.7%
Cooper Tire & Rubber Co.                202,925   3,220,420
                                                -----------
AUTOMOBILES - 0.8%
Monaco Coach Corp.*                     225,250   3,727,888
                                                -----------
BIOTECHNOLOGY - 0.7%
Serologicals Corp.*                     236,775   3,113,591
                                                -----------
BUILDING PRODUCTS - 1.7%
ElkCorp                                 185,825   4,378,037
Lennox International, Inc.              233,375   3,409,609
                                                -----------
                                                  7,787,646
                                                -----------
CAPITAL MARKETS - 1.1%
Affiliated Managers Group, Inc.*         78,000   4,898,400
                                                -----------
CHEMICALS - 1.8%
Ferro Corp.                             118,000   2,520,480
Scotts Co.*                              50,600   2,767,820
Spartech Corp.                          135,125   2,878,163
                                                -----------
                                                  8,166,463
                                                -----------
COMMERCIAL BANKS - 7.7%
Boston Private Financial Holdings, Inc. 107,650   2,536,234
CVB Financial Corp.                     146,975   2,792,525
East West Bancorp, Inc.                  98,125   4,194,844
F.N.B. Corp.                             68,878   2,376,291
First Midwest Bancorp, Inc.             143,675   4,268,584
Gold Banc Corp., Inc.                   415,200   5,036,376
Independent Bank Corp.                   42,125   1,233,420
Provident Financial Services, Inc.      214,525   4,110,299
Republic Bancorp, Inc.                  102,137   1,360,465
Sterling Bancshares, Inc.               242,250   2,890,042
Umpqua Holdings Corp.                   165,900   3,157,077
Wintrust Financial Corp.                 56,425   2,125,530
                                                -----------
                                                 36,081,687
                                                -----------

COMMERCIAL SERVICES & SUPPLIES - 2.9%
Arbitron, Inc.*                          93,900   3,314,670
Navigant Consulting, Inc.*              134,675   1,657,849
NCO Group, Inc.*                        119,050   2,794,104
School Specialty, Inc.*                  73,825   2,082,603
Waste Connections, Inc.*                110,200   3,866,918
                                                -----------
                                                 13,716,144
                                                -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

                                               SHARES     VALUE +
-----------------------------------------------------------------

COMMON STOCKS - CONTINUED

COMMUNICATIONS EQUIPMENT - 2.0%
Andrew Corp.*                                 278,725 $ 3,425,530
CommScope, Inc.*                              309,200   3,728,952
Tekelec*                                      135,925   2,121,789
                                                      -----------
                                                        9,276,271
                                                      -----------

COMPUTERS & PERIPHERALS - 1.8%
Dot Hill Systems Corp.*                       166,750   2,294,480
Imation Corp.                                  85,625   2,795,656
Maxtor Corp.*                                 254,675   3,099,395
                                                      -----------
                                                        8,189,531
                                                      -----------

CONTAINERS & PACKAGING - 0.4%
Rock-Tenn Co., Class A                        139,200   2,029,536
                                                      -----------

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
Commonwealth Telephone Enterprises, Inc.*      93,800   3,764,194
                                                      -----------

ELECTRIC UTILITIES - 0.9%
Black Hills Corp.                              75,500   2,329,930
Texas Genco Holdings, Inc.                     78,625   1,871,275
                                                      -----------
                                                        4,201,205
                                                      -----------

ELECTRICAL EQUIPMENT - 2.0%
American Power Conversion Corp.               189,875   3,254,457
AMETEK, Inc.                                   94,100   4,033,126
C&D Technologies, Inc.                        106,850   2,021,602
                                                      -----------
                                                        9,309,185
                                                      -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.9%
Aeroflex, Inc.*                               226,300   2,002,755
Global Imaging System, Inc.*                  112,850   2,776,110
Orbotech Ltd.*                                 96,325   1,968,883
Planar Systems, Inc.*                         111,625   2,394,356
ScanSource, Inc.*                              93,250   3,407,355
Tech Data Corp.*                              107,150   3,305,577
Tektronix, Inc.*                              125,950   3,117,263
Varian, Inc.*                                 121,275   3,798,333
                                                      -----------
                                                       22,770,632
                                                      -----------

ENERGY EQUIPMENT & SERVICES - 1.4%
Grey Wolf, Inc.*                              732,825   2,550,231
Hydril Co.*                                   119,750   2,426,135
TETRA Technologies, Inc.*                      84,937   1,751,401
                                                      -----------
                                                        6,727,767
                                                      -----------
FOOD & STAPLES RETAILING - 0.5%
BJ's Wholesale Club, Inc.*                    117,100   2,268,227
                                                      -----------
FOOD PRODUCTS - 1.0%
Hain Celestial Group, Inc.*                   118,950   2,156,564
Ralcorp Holdings, Inc.*                        98,250   2,721,525
                                                      -----------
                                                        4,878,089
                                                      -----------

                                         SHARES     VALUE +
-----------------------------------------------------------

COMMON STOCKS - CONTINUED

GAS UTILITIES - 1.9%
AGL Resources, Inc.                     142,450 $ 4,012,817
New Jersey Resources Corp.               91,300   3,290,452
Southern Union Co.                       89,800   1,526,600
                                                -----------
                                                  8,829,869
                                                -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
Sybron Dental Specialties, Inc.*        139,575   3,499,145
Viasys Healthcare, Inc.*                141,650   2,861,330
Zoll Medical Corp.*                      88,325   2,830,816
                                                -----------
                                                  9,191,291
                                                -----------
HEALTH CARE PROVIDERS & SERVICES - 1.5%
Molina Healthcare, Inc.*                 71,625   1,987,594
NDCHealth Corp.                          88,300   1,849,885
Omnicare, Inc.                           64,050   2,309,643
Renal Care Group, Inc.*                  30,250   1,033,037
                                                -----------
                                                  7,180,159
                                                -----------
HOTELS RESTAURANTS & LEISURE - 3.7%
CEC Entertainment, Inc.*                 96,875   3,797,500
Dover Downs Entertainment, Inc.         168,065   1,381,494
Fairmont Hotels & Resorts, Inc.         172,375   4,438,656
O'Charley's, Inc.*                      197,250   2,925,218
Sonic Corp.*                             76,200   1,926,336
The Steak n Shake Co.*                  183,450   2,733,405
                                                -----------
                                                 17,202,609
                                                -----------
HOUSEHOLD DURABLES - 2.7%
Blyth, Inc.                              44,950   1,212,751
Furniture Brands International, Inc.*   193,700   4,668,170
Harman International Industries, Inc.    28,575   2,810,351
La-Z-Boy, Inc.                           64,500   1,431,900
Standard Pacific Corp.                   62,175   2,356,433
                                                -----------
                                                 12,479,605
                                                -----------
INDUSTRIAL CONGLOMERATES - 0.8%
Allete, Inc.                            131,675   3,605,262
                                                -----------
INSURANCE - 6.4%
American Financial Group, Inc.          148,550   3,230,962
AmerUs Group Co.                        128,975   4,385,150
Delphi Financial Group, Inc.             72,150   3,356,418
Endurance Specialty Holdings Ltd.       131,400   3,836,880
Ohio Casualty Corp.*                    162,175   2,351,538
Platinum Underwriters Holdings Ltd.     127,300   3,577,130
PMA Capital Corp., Class A              163,925   2,053,980
ProAssurance Corp.*                      63,725   1,646,017
Protective Life Corp.                    75,875   2,264,869
RLI Corp.                                96,900   3,189,948
                                                -----------
                                                 29,892,892
                                                -----------
INTERNET & CATALOG RETAIL - 0.5%
FTD, Inc., Class A*                     107,975   2,430,517
                                                -----------
INTERNET SOFTWARE & SERVICES - 0.3%
RADWARE Ltd.*                            74,825   1,358,074
                                                -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

                                            SHARES     VALUE +
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

IT SERVICES - 1.3%
Anteon International Corp.*                 28,475 $   871,335
Pegasus Solutions, Inc.*                   134,300   1,857,369
Perot Systems Corp. Class A*               327,800   3,278,000
                                                   -----------
                                                     6,006,704
                                                   -----------
MACHINERY - 6.0%
Actuant Corp., Class A*                     93,700   5,261,255
Barnes Group, Inc.                         105,425   2,736,833
CLARCOR, Inc.                              103,775   4,047,225
Gardner Denver, Inc.*                      127,875   2,686,654
IDEX Corp.                                  81,800   2,980,792
Reliance Steel & Aluminum Co.              154,475   3,427,800
Robbins & Myers, Inc.                      157,575   3,504,468
Stewart & Stevenson Services, Inc.         236,675   3,554,858
                                                   -----------
                                                    28,199,885
                                                   -----------
MEDIA - 6.9%
A.H. Belo Corp., Series A                  143,150   3,471,387
ADVO, Inc.*                                162,325   6,757,590
Harte-Hanks, Inc.                           77,825   1,435,093
John Wiley & Son, Inc., Class A            171,825   4,465,732
Journal Communications, Inc., Class A*     169,975   2,813,086
R.H. Donnelley Corp.*                      179,150   7,239,451
Regent Communications, Inc.*               218,475   1,332,698
Saga Communications, Inc., Class A*        159,225   3,081,004
Scholastic Corp.*                           57,025   1,641,750
                                                   -----------
                                                    32,237,791
                                                   -----------
MULTI-UTILITIES & UNREGULATED POWER - 0.4%
Energen Corp.                               57,250   2,071,305
                                                   -----------
MULTILINE RETAIL - 0.5%
ShopKo Stores, Inc.*                       148,875   2,233,125
                                                   -----------
OIL & GAS - 1.6%
Evergreen Resources, Inc.*                 146,650   3,959,550
Patina Oil & Gas Corp.                     101,700   3,685,608
                                                   -----------
                                                     7,645,158
                                                   -----------
PHARMACEUTICALS - 1.6%
CIMA Labs, Inc.*                            89,625   2,505,019
Perrigo Co.                                396,825   5,051,582
                                                   -----------
                                                     7,556,601
                                                   -----------
REAL ESTATE - 5.4%
American Financial Realty Trust             50,950     718,395
Bedford Property Investors, Inc.           129,250   3,354,038
CBL & Associates Properties, Inc.           74,750   3,730,025
Corporate Office Properties Trust          180,900   3,348,459
Heritage Property Investment Trust         133,750   3,862,700
LaSalle Hotel Properties                    77,125   1,336,576
Newcastle Investment Corp.                 156,475   3,597,360
Ramco-Gershenson Properties Trust           63,400   1,613,530
The Macerich Co.                            98,375   3,713,656
                                                   -----------
                                                    25,274,739
                                                   -----------

                                                  SHARES     VALUE +
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

ROAD & RAIL - 1.8%
Genesee & Wyoming, Inc., Class A*                162,825 $ 3,860,581
Landstar System, Inc.*                            47,475   2,896,924
Old Dominion Freight Line, Inc.*                  61,500   1,789,035
                                                         -----------
                                                           8,546,540
                                                         -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.8%
Actel Corp.*                                      14,700     352,359
Cohu, Inc.                                        81,375   1,591,695
DSP Group, Inc.                                  161,650   4,026,702
DuPont Photomasks, Inc.*                          61,100   1,387,581
FEI Co.*                                         107,800   2,516,052
Semtech Corp.*                                   158,700   2,929,602
Standard Microsystems Corp.*                      31,550     851,219
Varian Semiconductor Equipment Associates, Inc.*  58,225   2,180,526
White Electronic Designs Corp.*                  164,375   1,767,031
                                                         -----------
                                                          17,602,767
                                                         -----------
SOFTWARE - 2.5%
Actuate Corp.*                                   260,125     931,247
Ascential Software Corp.*                        120,575   2,234,255
Concord Communications, Inc.*                    122,500   1,603,525
FileNET Corp.*                                   105,275   2,112,869
Hyperion Solutions Corp.*                         55,300   1,596,511
MSC. Software Corp.*                             225,425   1,623,060
Parametric Technology Corp.*                     548,175   1,710,306
                                                         -----------
                                                          11,811,773
                                                         -----------
SPECIALTY RETAIL - 2.4%
AnnTaylor Stores Corp.*                           91,350   2,935,989
Cole National Corp.*                             131,675   1,640,671
Genesco, Inc.*                                   112,000   1,798,720
Men's Wearhouse, Inc.*                            98,975   2,538,709
Party City Corp.*                                197,275   2,442,264
                                                         -----------
                                                          11,356,353
                                                         -----------
TEXTILES APPAREL & LUXURY GOODS - 0.6%
Fossil, Inc.*                                     58,925   1,427,753
Oshkosh B'Gosh, Inc., Class A                     51,725   1,330,367
                                                         -----------
                                                           2,758,120
                                                         -----------
THRIFTS & MORTGAGE FINANCE - 4.6%
Bank Mutual Corp.                                 58,550   2,485,448
BankAtlantic Bancorp, Inc., Class A              174,550   2,487,337
BankUnited Financial Corp.*                      173,125   3,649,475
Downey Financial Corp.                            47,225   2,206,824
First Niagara Financial Group, Inc.              354,798   5,357,450
Independence Community Bank Corp.                 95,525   3,336,688
MAF Bancorp, Inc.                                 56,775   2,168,805
                                                         -----------
                                                          21,692,027
                                                         -----------
TRADING COMPANIES & DISTRIBUTORS - 0.6%
Hughes Supply, Inc.                               91,775   2,978,099
                                                         -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

                                                       SHARES       VALUE +
---------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

WATER UTILITIES - 1.0%
American States Water Co.                              81,900 $  1,930,383
Philadelphia Suburban Corp.                           122,750    2,955,820
                                                              ------------
                                                                 4,886,203
                                                              ------------

TOTAL COMMON STOCKS
 (Identified Cost $386,167,776)                                447,951,946
                                                              ------------

                                                  FACE AMOUNT
---------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 5.6% OF NET ASSETS

COMMERCIAL PAPER - 5.6%
UBS Finance, Inc., 0.920%, 10/01/03               $26,033,000   26,033,000
                                                              ------------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $26,033,000)                                  26,033,000
                                                              ------------

TOTAL INVESTMENTS - 101.4%
 (Identified Cost $412,200,776)@                               473,984,946
 Liabilities, Less Cash and Other Assets--(1.4%)                (6,477,083)
                                                              ------------

NET ASSETS - 100%                                             $467,507,863
                                                              ------------

+  See Note 2.
*  Non-income producing security
@ At September 30, 2003, the net unrealized appreciation on investments based on cost of $412,776,059 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $66,230,735 and $5,021,848, respectively, resulting in net unrealized appreciation of $61,208,887.




                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

LOOMIS SAYLES VALUE FUND

                                              SHARES    VALUE +
---------------------------------------------------------------

COMMON STOCKS - 99.3% OF NET ASSETS

AEROSPACE & DEFENSE - 4.2%
Honeywell International, Inc.                 28,975 $  763,491
Northrop Grumman Corp.                         9,800    844,956
                                                     ----------
                                                      1,608,447
                                                     ----------
BEVERAGES - 1.0%
Anheuser-Busch Cos., Inc.                      7,325    361,416
                                                     ----------
BUILDING PRODUCTS - 1.8%
Masco Corp.                                   28,500    697,680
                                                     ----------
CAPITAL MARKETS - 4.7%
J.P. Morgan Chase & Co.                       19,750    678,017
Lehman Brothers Holdings, Inc.                 9,475    654,533
Merrill Lynch & Co., Inc.                      8,700    465,711
                                                     ----------
                                                      1,798,261
                                                     ----------
CHEMICALS - 1.9%
Praxair, Inc.                                 11,800    731,010
                                                     ----------
COMMERCIAL BANKS - 8.7%
Bank of America Corp.                         16,000  1,248,640
PNC Financial Services Group                   8,100    385,398
U.S. Bancorp                                  36,000    863,640
Wells Fargo & Co.                             16,000    824,000
                                                     ----------
                                                      3,321,678
                                                     ----------
COMMERCIAL SERVICES & SUPPLIES - 2.9%
Equifax, Inc.                                 12,525    278,932
Waste Management, Inc.                        30,725    804,073
                                                     ----------
                                                      1,083,005
                                                     ----------
COMPUTERS & PERIPHERALS - 2.2%
Apple Computer, Inc.*                         19,575    403,832
Hewlett-Packard Co.                           22,850    442,376
                                                     ----------
                                                        846,208
                                                     ----------
CONSUMER FINANCE - 2.7%
American Express Co.                          22,550  1,016,103
                                                     ----------
DIVERSIFIED FINANCIAL SERVICES - 3.3%
Citigroup, Inc.                               27,500  1,251,525
                                                     ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 5.1%
BellSouth Corp.                               21,000    497,280
SBC Communications, Inc.                      25,625    570,156
Sprint Corp. (FON Group)                      33,000    498,300
Verizon Communications, Inc.                  10,950    355,218
                                                     ----------
                                                      1,920,954
                                                     ----------
ELECTRIC UTILITIES - 3.3%
Exelon Corp.                                  13,000    825,500
FirstEnergy Corp.                             13,925    444,207
                                                     ----------
                                                      1,269,707
                                                     ----------
ENERGY EQUIPMENT & SERVICES - 2.0%
GlobalSantaFe Corp.                           11,725    280,814
Halliburton Co.                               19,825    480,756
                                                     ----------
                                                        761,570
                                                     ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

                                           SHARES    VALUE +
------------------------------------------------------------

COMMON STOCKS - CONTINUED

FOOD & STAPLES RETAILING - 0.8%
CVS Corp.                                   9,900 $  307,494
                                                  ----------
FOOD PRODUCTS - 1.0%
Kellogg Co.                                11,275    376,021
                                                  ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
Baxter International, Inc.                 23,350    678,551
                                                  ----------
HEALTH CARE PROVIDERS & SERVICES - 2.7%
McKesson Corp.                             16,475    548,453
Tenet Healthcare Corp.*                    33,700    487,976
                                                  ----------
                                                   1,036,429
                                                  ----------
HOTELS RESTAURANTS & LEISURE - 5.1%
Darden Restaurants, Inc.                   14,275    271,225
Harrah's Entertainment, Inc.                9,825    413,731
Mandalay Resort Group                      10,300    407,983
McDonald's Corp.                           35,300    830,962
                                                  ----------
                                                   1,923,901
                                                  ----------
HOUSEHOLD DURABLES - 0.7%
Black & Decker Corp.                        6,875    278,781
                                                  ----------
INDUSTRIAL CONGLOMERATES - 2.2%
Tyco International Ltd.                    40,000    817,200
                                                  ----------
INSURANCE - 6.0%
Allstate Corp.                             21,900    800,007
Berkshire Hathaway, Inc., Class B*            329    821,184
Prudential Financial, Inc.                 17,350    648,196
                                                  ----------
                                                   2,269,387
                                                  ----------
IT SERVICES - 2.4%
Accenture Ltd., Class A*                   14,400    321,696
SunGard Data Systems, Inc.*                22,000    578,820
                                                  ----------
                                                     900,516
                                                  ----------
LEISURE EQUIPMENT & PRODUCTS - 0.8%
Hasbro, Inc.                               15,875    296,545
                                                  ----------
MEDIA - 6.9%
AOL Time Warner, Inc.                      39,475    596,467
General Motors Corp., Class H*             41,875    599,231
Knight-Ridder, Inc.                         5,350    356,845
McGraw-Hill Cos., Inc.                      4,500    279,585
Tribune Co.                                 8,650    397,035
Walt Disney Co.                            18,500    373,145
                                                  ----------
                                                   2,602,308
                                                  ----------
MULTI-UTILITIES & UNREGULATED POWER - 1.9%
Constellation Energy Group, Inc.           20,175    721,862
                                                  ----------
MULTILINE RETAIL - 0.8%
J.C. Penney Co., Inc. (Holding Co.)        13,550    289,564
                                                  ----------

                                                       SHARES      VALUE +
--------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

OIL & GAS - 8.5%
BP Plc ADR                                           22,250   $   936,725
ChevronTexaco Corp.                                   5,450       389,402
ConocoPhillips                                       14,025       767,869
Exxon Mobil Corp.                                    30,975     1,133,685
                                                              -----------
                                                                3,227,681
                                                              -----------
PAPER & FOREST PRODUCTS - 1.6%
International Paper Co.                              15,975       623,345
                                                              -----------
PHARMACEUTICALS - 4.7%
Abbott Laboratories                                   8,600       365,930
Bristol Myers Squibb Co.                             25,050       642,783
Merck & Co., Inc.                                     6,375       322,702
Pfizer, Inc.                                         15,500       470,890
                                                              -----------
                                                                1,802,305
                                                              -----------
REAL ESTATE - 1.5%
Simon Property Group, Inc.                           12,750       555,645
                                                              -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
NVIDIA Corp.*                                        22,125       352,031
                                                              -----------
SPECIALTY RETAIL - 2.0%
Gap, Inc.                                            22,000       376,640
TJX Companies, Inc.                                  18,825       365,582
                                                              -----------
                                                                  742,222
                                                              -----------
THRIFTS & MORTGAGE FINANCE - 3.2%
Federal Home Loan Mortgage Corp.                      9,950       520,883
Washington Mutual, Inc.                              17,500       688,975
                                                              -----------
                                                                1,209,858
                                                              -----------

TOTAL COMMON STOCKS
 (Identified Cost $34,924,935)                                 37,679,210
                                                              -----------

                                                  FACE AMOUNT
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 0.8% OF NET ASSETS

COMMERCIAL PAPER - 0.8%
UBS Finance, Inc., 0.920%, 10/01/03                $303,000       303,000
                                                              -----------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $303,000)                                       303,000
                                                              -----------

TOTAL INVESTMENTS - 100.1%
 (Identified Cost $35,227,935)@                                37,982,210
 Liabilities, Less Cash and Other Assets--(0.1%)                  (22,738)
                                                              -----------

NET ASSETS - 100%                                             $37,959,472
                                                              -----------

+  See Note 2.
*  Non-income producing security
@ At September 30, 2003, the net unrealized appreciation on investments based on cost of $35,580,554 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,544,512 and $1,142,856, respectively, resulting in net unrealized appreciation of $2,401,656.
                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

LOOMIS SAYLES WORLDWIDE FUND


                                                        FACE AMOUNT  VALUE +
----------------------------------------------------------------------------
BONDS AND NOTES - 50.0% OF NET ASSETS

NON-CONVERTIBLE BONDS - 48.3%

AUSTRALIA - 1.1%
Queensland Treasury, 8.000%, 9/14/07                AUD    100,000  $ 74,544
South Australia Government Finance Authority, Zero
 Coupon Bond, 12/21/2015                                   120,000    42,115
                                                                    --------
                                                                     116,659
                                                                    --------
AUSTRIA - 0.2%
Republic of Austria, 6.000%, 2/14/07                HUF  4,000,000    17,941
                                                                    --------
BELGIUM - 0.7%
Kingdom of Belgium, 4.250%, 9/28/13                 EUR     65,000    76,763
                                                                    --------
BRAZIL - 1.0%
Republic of Brazil, 8.875%, 4/15/24                 USD    105,000    84,315
Republic of Brazil, 10.000%, 1/16/07                        20,000    21,370
                                                                    --------
                                                                     105,685
                                                                    --------
CANADA - 1.7%
Alcan, Inc., 5.500%, 5/02/06                        EUR     25,000    30,843
Brascan Corp., 8.125%, 12/15/08                     USD     25,000    29,458
Canadian Pacific Railway Ltd., 4.900%, 6/15/10 144A CAD     25,000    18,459
Methanex Corp., 7.750%, 8/15/05                     USD     15,000    15,600
Province of Ontario, 5.900%, 3/08/06                CAD     15,000    11,801
Rogers Cablesystems Ltd., 9.650%, 1/15/14                   40,000    31,536
Shaw Communications, Inc., 7.400%, 10/17/07                 20,000    15,250
Tembec Industries, Inc., 8.500%, 2/01/11                    25,000    24,375
                                                                    --------
                                                                     177,322
                                                                    --------
CAYMAN ISLAND - 0.1%
Arcel Finance Ltd., 7.048%, 9/01/11 144A            USD     15,000    15,225
                                                                    --------
CHILE - 0.5%
Empresa Nacional de Electricidad SA, Series B,
 8.500%, 4/01/09                                            50,000    54,343
                                                                    --------
DENMARK - 0.9%
Kingdom of Denmark, 4.000%, 8/15/08                 DKK    190,000    30,685
Kingdom of Denmark, 5.000%, 8/15/05                        360,000    59,091
                                                                    --------
                                                                      89,776
                                                                    --------
DOMINICAN REPUBLIC - 0.3%
Republic of Dominican, 9.040%, 1/23/13 144A         USD     35,000    31,675
                                                                    --------
ECUADOR - 0.2%
Republic of Ecuador, 6.000%, 8/15/30 144A                   25,000    15,712
                                                                    --------
GERMANY - 2.7%
Eurohypo AG - Europaeische Hypothekenbank der
 Deutschen Bank, 4.000%, 2/01/07                    EUR    150,000   180,841
Kreditanstalt Wiederauf, 5.250%, 1/04/10                    80,000   101,796
                                                                    --------
                                                                     282,637
                                                                    --------
IRELAND - 0.6%
Republic of Ireland, 4.600%, 4/18/16                        50,000    60,012
                                                                    --------
ITALY - 0.7%
Republic of Italy, 4.500%, 3/01/07                          60,000    73,635
                                                                    --------

                                                         FACE AMOUNT  VALUE +
-----------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

MALAYSIA - 0.9%
Telekom Malaysia Berhad, 7.875%, 8/01/25 144A        USD     25,000  $ 27,908
Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                60,000    64,116
                                                                     --------
                                                                       92,024
                                                                     --------
MEXICO - 2.4%
Innova S. de R.L., 9.375%, 9/19/13 144A                      25,000    25,156
Petroleos Mexicanos, 8.625%, 12/01/23 144A                  115,000   126,787
United Mexican States, 8.300%, 8/15/31                       85,000    96,518
                                                                     --------
                                                                      248,461
                                                                     --------
NETHERLANDS - 2.1%
GMAC International Finance BV, 8.000%, 3/14/07       NZD     55,000    32,768
Kingdom of Netherlands, 5.500%, 1/15/28              EUR     50,000    63,991
Repsol International Finance BV, 5.750%, 12/04/06           100,000   124,731
                                                                     --------
                                                                      221,490
                                                                     --------
NORWAY - 0.6%
Kingdom of Norway, 6.750%, 1/15/07                   NOK    380,000    58,802
                                                                     --------
PERU - 0.4%
Republic of Peru,
 4.500%, 3/07/17 (step to 5.000% on 3/07/05)#        USD     50,000    43,625
                                                                     --------
SINGAPORE - 0.1%
Flextronics International Ltd., 9.750%, 7/01/10      EUR     10,000    12,698
                                                                     --------
SOUTH AFRICA - 0.5%
Republic of South Africa, 5.250%, 5/16/13                    50,000    56,791
                                                                     --------
SOUTH KOREA - 1.0%
Samsung Electronics Co. Ltd.,
 7.700%, 10/01/27 144A*                              USD    100,000   109,609
                                                                     --------
SUPRANATIONAL - 0.7%
Corporacion Andina De Fomento, 6.875%, 3/15/12               10,000    11,104
International Bank for Reconstruction & Development,
 4.750%, 12/20/04                                    JPY  7,000,000    66,352
                                                                     --------
                                                                       77,456
                                                                     --------
SWEDEN - 0.7%
Government of Sweden, 5.250%, 3/15/11                SEK    495,000    67,906
                                                                     --------
UNITED KINGDOM - 0.2%
United Kingdom Treasury, 6.250%, 11/25/10            GBP     10,000    18,457
                                                                     --------
UNITED STATES - 28.0%
American Standard, Inc., 8.250%, 6/01/09             GBP     10,000    17,536
Arrow Electronics, Inc., 6.875%, 7/01/13             USD     75,000    75,703
AT&T Corp., 6.500%, 11/21/06                         EUR     10,000    12,552
Bausch & Lomb, Inc., 7.125%, 8/01/28                 USD     95,000    94,050
Borden, Inc., 7.875%, 2/15/23                               150,000   123,000
Chesapeake Energy Corp., 7.750%, 1/15/15                     50,000    52,750
Chesapeake Energy Corp., 9.000%, 8/15/12                     50,000    56,250
CITGO Petroleum Corp., 11.375%, 2/01/11 144A                 25,000    28,250
Columbia/HCA Healthcare Corp., 7.050%, 12/01/27              50,000    48,474
Columbia/HCA Healthcare Corp., 7.190%, 11/15/15              50,000    53,116
Continental Airlines, Inc., Series 2000-2,
 7.487%, 4/02/12                                             75,000    73,470

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

                                                         FACE AMOUNT    VALUE +
-------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

UNITED STATES - CONTINUED
Corning Glass, 8.875%, 3/15/16                       USD     25,000  $   26,500
Cummins Engine Co., Inc., 7.125%, 3/01/28                   110,000     100,237
Dana Corp., 9.000%, 8/15/11                                  25,000      30,929
Dillard's, Inc., 7.000%, 12/01/28                            50,000      40,000
El Paso Corp., 5.750%, 3/14/06                               25,000      25,338
ESI Tractebel Acquisition Corp., Series B,
 7.990%, 12/30/11                                            24,000      23,850
Federal Home Loan Mortgage Corp., 5.125%, 1/15/12    EUR    200,000     249,082
Ford Motor Credit Co., 7.250%, 2/22/05               GBP     15,000      25,427
Fort James Corp., 4.750%, 6/29/04                    EUR     50,000      58,073
General Motors Acceptance Corp., 7.000%, 12/07/05    USD     10,000      17,077
Georgia-Pacific Group, 7.375%, 12/01/25                      50,000      44,250
Georgia-Pacific Group, 7.750%, 11/15/29                      35,000      31,719
Gruma SA de CV, 7.625%, 10/15/07                             30,000      32,138
Hasbro, Inc., 6.600%, 7/15/28                                50,000      46,000
IMC Global, Inc., 7.375%, 8/01/18                           100,000      76,000
J.C. Penney Co., Inc., 7.125%, 11/15/23                     105,000      99,225
KfW International Finance, Inc., 4.750%, 12/20/04    JPY  8,000,000      72,545
Lear Corp., 8.125%, 4/01/08                          EUR     50,000      65,237
Lucent Technologies, Inc., 5.500%, 11/15/08          USD    105,000      89,250
Moore North America Finance, Inc., 7.875%,
 1/15/11 144A                                                10,000      10,625
Motorola, Inc., 8.000%, 11/01/11                             75,000      86,625
National Rural Utilities Cooperative Finance Corp.,
 4.125%, 02/24/06                                    EUR     25,000      29,775
News America Holdings, Inc., 8.625%, 2/07/14         AUD     50,000      36,605
Pioneer Natural Resources Co., 7.200%, 1/15/28       USD    175,000     184,625
Qwest Corp., 8.875%, 6/01/31                                 25,000      26,125
Southern California Edison Co., 6.375%, 1/15/06              25,000      26,250
Sprint Capital Corp., 6.875%, 11/15/28                       25,000      24,380
Teck Cominco Ltd., 7.000%, 9/15/12                           15,000      15,772
TFM SA de CV, 11.750%, 6/15/09                               10,000      10,250
Time Warner, Inc., 6.625%, 5/15/29                           75,000      76,277
Trico Marine Services, Inc., 8.875%, 5/15/12                100,000      73,000
U.S. Treasury Bonds, 5.500%, 8/15/28                         50,000      53,559
United Rentals, Inc., Series B, 8.800%, 8/15/08              75,000      76,875
US West Capital Funding, Inc., 6.875%, 7/15/28              200,000     158,000
Williams Cos., Inc., 7.500%, 1/15/31                        100,000      89,000
Woolworth Corp., 8.500%, 1/15/22                            150,000     157,500
Xerox Corp., 7.200%, 4/01/16                                 20,000      18,700
                                                                     ----------
                                                                      2,941,971
                                                                     ----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $4,359,970)                                         5,066,675
                                                                     ----------

CONVERTIBLE BONDS - 1.7%

CANADA - 0.1%
Nortel Networks Corp., 4.250%, 9/01/08                       15,000      13,238
                                                                     ----------

                                                       FACE AMOUNT    VALUE +
-----------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

UNITED STATES - 1.6%
Builders Transportation, Inc., 8.000%, 8/15/05^**  USD   95,000    $      119
Corning, Inc., 3.500%, 11/01/08                          50,000        58,563
Genzyme Corp., 3.000%, 5/15/21                           25,000        25,156
Human Genome Sciences, Inc., 3.750%, 3/15/07             25,000        21,531
Loews Corp., 3.125%, 9/15/07                             70,000        64,487
                                                                   ----------
                                                                      169,856
                                                                   ----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $234,492)                                           183,094
                                                                   ----------

TOTAL BONDS AND NOTES
 (Identified Cost $4,594,462)                                       5,249,769
                                                                   ----------
                                                            SHARES
-----------------------------------------------------------------------------

COMMON STOCKS - 46.4% OF NET ASSETS

AUSTRALIA - 1.8%
BHP Steel Ltd.                                           15,640        53,294
Macquarie Bank Ltd.                                       3,100        72,742
News Corp. Ltd.                                           7,750        63,360
                                                                   ----------
                                                                      189,396
                                                                   ----------
AUSTRIA - 0.6%
Erste Bank der oesterreichischen Sparkassen AG              600        60,706
                                                                   ----------
BELGIUM - 0.3%
Umicore                                                     500        29,124
                                                                   ----------
BRAZIL - 0.6%
Embraer-Empresa Brasileria de Aeronautica SA ADR          2,825        59,607
                                                                   ----------
CANADA - 1.0%
Angiotech Pharmaceuticals, Inc.*                            969        42,201
PetroKazakhstan, Inc., Class A*                           2,830        59,120
                                                                   ----------
                                                                      101,321
                                                                   ----------
FINLAND - 1.4%
Nokia Oyj ADR                                             7,375       115,050
Stora Enso Oyj                                            2,900        35,912
                                                                   ----------
                                                                      150,962
                                                                   ----------
FRANCE - 1.1%
BNP Paribas SA                                              600        29,427
Compagnie Generale des Etablissements Michelin              900        33,477
Pernod-Ricard SA                                            200        18,942
Total Fina SA, Class B                                      200        30,195
                                                                   ----------
                                                                      112,041
                                                                   ----------
GERMANY - 1.6%
BASF AG                                                   1,000        43,918
Linde AG                                                    800        32,954
MAN AG                                                    1,600        34,166
SAP AG                                                      500        61,090
                                                                   ----------
                                                                      172,128
                                                                   ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

                                                     SHARES  VALUE +
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HONG KONG - 1.6%
Asia Aluminun Holdings Ltd.                         272,000 $ 49,519
Esprit Holdings Ltd.                                 21,000   63,856
Yanzhou Coal Mining Co. Ltd.                         90,000   50,550
                                                            --------
                                                             163,925
                                                            --------
INDIA - 0.6%
State Bank of India GDR                               2,470   62,195
                                                            --------
IRELAND - 1.3%
Anglo Irish Bank Corp. Plc                            6,196   66,911
Ryanair Holdings Plc*                                10,400   69,058
                                                            --------
                                                             135,969
                                                            --------
ITALY - 0.4%
Mediaset Spa                                          5,100   46,698
                                                            --------
JAPAN - 7.6%
Aioi Insurance Co. Ltd.                              15,000   45,208
CAPCOM CO. Ltd.                                       4,800   59,502
Fuji Television Network, Inc.                            12   58,663
GOLDCREST Co. Ltd.                                    1,300   64,018
Hiroshima Bank Ltd.                                  15,000   55,433
Kamigumi Co. Ltd.                                     8,000   50,518
KDDI Corp.                                                6   30,461
MURATA MANUFACTURING Co. Ltd.                           600   31,000
Nippon Yusen Kabushiki Kaisha                        15,000   59,335
NITTO DENKO CORP.                                       800   34,659
OTSUKA KAGU Ltd.                                      2,200   69,068
Sumitomo Realty & Development Co. Ltd.                4,000   31,251
TDK Corp. ADR                                           725   43,065
TEIKOKU OIL CO. LTD.                                 13,000   57,138
TOKYU CORP.                                          11,000   45,387
YAMADA DENKI CO. LTD.                                 2,200   65,121
                                                            --------
                                                             799,827
                                                            --------
NETHERLANDS - 0.3%
Aegon NV                                              2,600   30,258
                                                            --------
SINGAPORE - 0.8%
Flextronics International Ltd.*                       2,500   35,450
Keppel Corp. Ltd.                                    17,000   51,605
                                                            --------
                                                              87,055
                                                            --------
SOUTH KOREA - 1.1%
Daewoo Shipbuilding & Marin Engineering Co. Ltd.*     6,910   68,559
Samsung Electronics                                     130   44,351
                                                            --------
                                                             112,910
                                                            --------
SWEDEN - 0.6%
Atlas Copco AB, Class A                               1,100   32,221
SKF AB, Class B                                       1,100   34,635
                                                            --------
                                                              66,856
                                                            --------
SWITZERLAND - 1.0%
Novartis AG                                           1,100   42,541
Roche Holding AG                                        700   58,011
                                                            --------
                                                             100,552
                                                            --------

                                                SHARES    VALUE +
-----------------------------------------------------------------

COMMON STOCKS - CONTINUED

TAIWAN - 0.6%
Advanced Semiconductor Engineering, Inc.        84,700 $   66,535
                                                       ----------
UNITED KINGDOM - 3.6%
Barclays Plc                                     3,800     29,166
BHP Billiton Plc                                 9,365     62,188
Diageo Plc                                       4,300     46,423
HBOS Plc                                         4,400     50,318
Next Plc                                         3,550     66,325
Smith & Nephew Plc                               9,600     63,190
Vodafone Group Plc                              31,400     62,632
                                                       ----------
                                                          380,242
                                                       ----------
UNITED STATES - 18.5%
Affiliated Computer Services, Inc., Class A*     1,000     48,690
AFLAC, Inc.                                      1,700     54,910
American International Group, Inc.               1,000     57,700
Amgen, Inc.*                                       750     48,428
Brinker International, Inc.*                       500     16,680
Cardinal Health, Inc.                            1,150     67,148
Caremark Rx, Inc.*                               1,750     39,550
Carnival Corp.                                   1,075     35,357
CenturyTel, Inc.                                 1,900     64,391
Cisco Systems, Inc.*                             2,500     48,850
Citigroup, Inc.                                  1,200     54,612
ConocoPhillips                                     800     43,800
Danaher Corp.                                      650     48,009
Dell Computer Corp.                              1,200     40,068
Devon Energy Corp.                               1,100     53,009
Dominion Resources, Inc.                         1,000     61,900
Exxon Mobil Corp.                                1,000     36,600
First Data Corp.                                 1,500     59,940
General Electric Co.                             1,750     52,168
GlobalSantaFe Corp.                              2,000     47,900
Goldman Sachs Group, Inc.                          500     41,950
Harley-Davidson, Inc.                              900     43,380
Harris Corp.                                     1,500     53,685
Illinois Tool Works, Inc.                          700     46,382
International Paper Co.                          1,250     48,775
Kohl's Corp.*                                      400     21,400
Leggett & Platt, Inc.                            2,750     59,482
Masco Corp.                                      2,000     48,960
Maxim Integrated Products, Inc.                  1,000     39,500
Medtronic, Inc.                                    975     45,747
Microsoft Corp.                                  2,000     55,580
Northrop Grumman Corp.                             650     56,043
NVIDIA Corp.*                                    2,300     36,595
PepsiCo, Inc.                                    1,400     64,162
Pfizer, Inc.                                     1,800     54,684
Praxair, Inc.                                      750     46,463
SunGard Data Systems, Inc.*                      2,200     57,882
Target Corp.                                     1,000     37,630
Viacom, Inc., Class B                            1,150     44,045
Wells Fargo & Co.                                1,200     61,800
                                                       ----------
                                                        1,943,855
                                                       ----------

TOTAL COMMON STOCKS
 (Identified Cost $4,326,516)                           4,872,162
                                                       ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

                                                     SHARES     VALUE +
-----------------------------------------------------------------------

PREFERRED STOCKS - 1.4% OF NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS - 0.2%

UNITED STATES - 0.2%
Highwoods Properties, Inc., Series B, 8.000%           750  $    18,585
                                                            -----------

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $12,881)                                       18,585
                                                            -----------

CONVERTIBLE PREFERRED STOCKS - 1.2%
UNITED STATES - 1.2%
Equity Residential Properties Trust, 7.250%            500       13,040
Owens Corning, 6.500% 144A^                          3,250       14,626
Philippine Long Distance Telephone Co., $3.50 GDS    2,500      100,500
                                                            -----------
                                                                128,166
                                                            -----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $210,807)                                     128,166
                                                            -----------

TOTAL PREFERRED STOCKS
 (Identified Cost $223,688)                                     146,751
                                                            -----------

TOTAL INVESTMENTS - 97.8%
 (Identified Cost $9,144,666)@                               10,268,682
 Cash and Other Assets, Less Liabilities--2.2%                  230,372
                                                            -----------

NET ASSETS - 100%                                           $10,499,054
                                                            -----------

+    See Note 2.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from
     registration, normally to    qualified institutional buyers.
** Security valued at fair value as determined in good faith under the direction of the Board of Trustees.
# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
^    Non-income producing security due to default or bankruptcy filing.
*    Non-income producing security
@ At September 30, 2003, the net unrealized appreciation on investments based on cost of $9,148,467 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $ 1,380,616 and $ 260,401, respectively, resulting in net unrealized appreciation of $ 1,120,215.
   Key to Abbreviations: ADR: American Depositary Receipt; AUD: Australian Dollar; CAD: Canadian Dollar; DKK: Danish Krone; CHF: Swiss Franc; EUR:
   Euro; HKD: Hong Kong Dollar; HUF: Hungarian Forint; GBP: Great British Pound; GDR: Global Depositary Receipt; GDS: Global Depositary Shares; JPY:
   Japanese Yen; KRW: South Korean Won; NOK: Norwegian Krone; NZD: New Zealand Dollar; SGD: Singapore Dollar; SEK: Swedish Krona; TWD: New Taiwan Dollar;
   USD: United States Dollar.

     Industry Holdings at September 30, 2003 as a Percentage of Net Assets

Sovereigns                9.1%
Electronics               3.8
Independent/Energy        2.8
Retailers                 2.8
Commercial Banks          2.7
Oil & Gas                 2.7
Chemicals                 2.4
Government/Agencies       2.4
Wirelines                 2.4
Automotive                2.3
Pharmaceuticals           2.3
Communications Equipment  2.1
Media                     2.0
Other                    58.0

                See accompanying notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2003

                                                          AGGRESSIVE       SMALL CAP
                                                          GROWTH FUND     GROWTH FUND
---------------------------------------------------------------------------------------
ASSETS
Investments at value                                    $   57,388,742  $   57,533,417
Cash                                                               554           1,358
Foreign currency at value                                           --              --
Receivable for:
 Fund Shares sold                                              853,221         527,658
 Securities sold                                               733,093       1,734,946
 Dividends and interest                                             32           2,118
 Foreign tax reclaim                                                --              --
Due from the adviser                                                --              --
                                                        --------------  --------------
                                                            58,975,642      59,799,497
                                                        --------------  --------------

LIABILITIES
Payable for:
 Securities purchased                                        1,710,963       2,514,271
 Fund Shares redeemed                                          497,395       4,308,354
 Foreign taxes                                                      --              --
Accrued expenses:
 Management fees                                                43,160          59,315
 Trustees' fees                                                  4,010           4,011
 Deferred Trustees' fees                                         1,142           1,142
 Transfer agent fees                                             5,458           5,008
 Administrative fees                                             1,703           1,641
 12b-1 fees                                                        229             213
 Other                                                          31,925          41,581
                                                        --------------  --------------
                                                             2,295,985       6,935,536
                                                        --------------  --------------
NET ASSETS                                              $   56,679,657  $   52,863,961
                                                        --------------  --------------
Net Assets consist of:
 Capital paid in                                        $  166,749,261  $  263,700,650
 Undistributed net investment income (loss)                     (1,142)         (1,142)
 Accumulated net realized gain (loss)                     (119,831,301)   (222,212,605)
Unrealized appreciation (depreciation) on:
 Investments                                                 9,762,839      11,377,058
 Foreign currency translations                                      --              --
                                                        --------------  --------------
NET ASSETS                                              $   56,679,657  $   52,863,961
                                                        --------------  --------------

INSTITUTIONAL CLASS:
Net assets                                              $   23,866,414  $   22,518,851
Shares of beneficial interest outstanding, no par value      1,743,139       2,620,884
Net asset value and redemption price                    $        13.69  $         8.59
RETAIL CLASS:
Net assets                                              $   32,813,243  $   30,345,110
Shares of beneficial interest outstanding, no par value      2,437,441       3,593,129
Net asset value and redemption price                    $        13.46  $         8.45
ADMIN CLASS:
Net assets                                              $           --  $           --
Shares of beneficial interest outstanding, no par value             --              --
Net asset value and redemption price                    $           --  $           --
Identified cost of investments                          $   47,625,903  $   46,156,359
Cost of foreign currency                                $           --  $           --

                See accompanying notes to financial statements.

                   SMALL CAP         VALUE         WORLDWIDE
                   VALUE FUND        FUND            FUND
                 ------------------------------------------------
                 $  473,984,946 $   37,982,210  $   10,268,682
                        915,319            350          42,298
                             --             --          22,346
                        849,327            541               8
                      5,122,462             --         213,158
                        426,688         23,650         127,990
                             --             --           1,786
                             --          3,071          14,599
                 ------------------------------------------------
                    481,298,742     38,009,822      10,690,867
                 ------------------------------------------------

                     10,799,335             --         150,717
                      2,547,629             --              --
                             --             --             982
                        299,966         16,040           6,556
                          4,011          4,011           4,010
                          1,142          1,142           1,142
                         19,689          2,258           1,634
                         13,836          1,123             306
                          1,492             --              --
                        103,779         25,776          26,466
                 ------------------------------------------------
                     13,790,879         50,350         191,813
                 ------------------------------------------------
                 $  467,507,863 $   37,959,472  $   10,499,054
                 ------------------------------------------------
                 $  401,491,411 $   39,683,089  $   11,415,064
                        682,317        444,016         443,887
                      3,549,965     (4,921,908)     (2,486,580)
                     61,784,170      2,754,275       1,124,016
                             --             --           2,667
                 ------------------------------------------------
                 $  467,507,863 $   37,959,472  $   10,499,054
                 ------------------------------------------------

                 $  289,945,033 $   37,959,472  $   10,499,054
                     13,588,142      2,808,632       1,127,038
                 $        21.34 $        13.52  $         9.32
                 $  140,151,859             --              --
                      6,596,916             --              --
                 $        21.25             --              --
                 $   37,410,971             --              --
                      1,770,384             --              --
                 $        21.13             --              --
                 $  412,200,776 $   35,227,935  $    9,144,666
                 $           -- $           --  $       22,332

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2003

                                                                                      AGGRESSIVE         SMALL CAP
                                                                                      GROWTH FUND       GROWTH FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends*                                                                          $       45,660    $       42,940
Interest                                                                                     7,387             8,018
                                                                                    --------------    --------------
Total Income                                                                                53,047            50,958
                                                                                    --------------    --------------

EXPENSES
Management fees                                                                            337,398           457,282
12b-1 fees (Retail Class)                                                                   67,664            75,371
12b-1 fees (Admin Class)                                                                     3,322             1,379
Shareholder service fees (Admin Class)                                                       3,322             1,379
Trustees' fees and expenses                                                                  9,869             9,869
Administrative fees                                                                         15,597            23,783
Custodian and accounting fees                                                               63,586            69,222
Transfer Agent fees (Institutional Class)                                                   16,867            19,513
Transfer Agent fees (Retail Class)                                                          21,778            22,031
Transfer Agent fees (Admin Class)                                                            7,868             7,391
Audit and tax services fees                                                                 38,970            53,373
Registration fees                                                                           36,319            39,655
Printing                                                                                     3,687            18,500
Legal fees                                                                                   2,817             6,134
Other expenses                                                                               4,037             5,523
                                                                                    --------------    --------------
Total expenses                                                                             633,101           810,405
Less expenses waived and reimbursed by the investment adviser                             (108,946)         (122,567)
                                                                                    --------------    --------------
Net expenses                                                                               524,155           687,838
                                                                                    --------------    --------------
Net investment income (loss)                                                              (471,108)         (636,880)
                                                                                    --------------    --------------

NET REALIZED GAIN (LOSS) ON:
Investments                                                                             (1,638,969)       (3,722,740)
Foreign currency transactions                                                                   --                --
                                                                                    --------------    --------------
Total net realized gain (loss)                                                          (1,638,969)       (3,722,740)
                                                                                    --------------    --------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                                             13,073,722        18,110,700
Foreign currency translations                                                                   --                --
                                                                                    --------------    --------------
Total net change in unrealized appreciation (depreciation)                              13,073,722        18,110,700
                                                                                    --------------    --------------
Total net realized gain (loss) and change in unrealized appreciation (depreciation)     11,434,753        14,387,960
                                                                                    --------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                               $   10,963,645    $   13,751,080
                                                                                    --------------    --------------

*Net of foreign withholding taxes of $1,672, $3,098 and $7,674 for the Loomis
 Sayles Small Cap Value Fund, Value Fund and Worldwide Fund, respectively.

                See accompanying notes to financial statements.

                  SMALL CAP
                  VALUE FUND        VALUE FUND      WORLDWIDE FUND
                ---------------------------------------------------
                $    4,293,341    $      748,651    $       90,949
                       250,831             8,563           367,932
                ---------------------------------------------------
                     4,544,172           757,214           458,881
                ---------------------------------------------------

                     2,963,448           181,735            71,587
                       276,443                --                --
                        72,109                --                --
                        72,109                --                --
                         9,869             9,869             9,869
                       138,273            12,719             3,423
                       181,467            45,011            69,715
                        90,755            22,631            17,697
                        43,526                --                --
                        17,307                --                --
                       130,184            31,534            22,308
                        55,919            18,728            15,383
                        72,662             8,033             1,758
                        22,790             2,214               630
                        13,173             2,994               513
                ---------------------------------------------------
                     4,160,034           335,468           212,883
                      (183,237)          (26,518)         (117,434)
                ---------------------------------------------------
                     3,976,797           308,950            95,449
                ---------------------------------------------------
                       567,375           448,264           363,432
                ---------------------------------------------------

                     4,755,610        (2,165,764)           96,225
                            --                --             8,546
                ---------------------------------------------------
                     4,755,610        (2,165,764)          104,771
                ---------------------------------------------------

                    79,201,327         8,798,027         1,826,303
                            --                --               421
                ---------------------------------------------------
                    79,201,327         8,798,027         1,826,724
                ---------------------------------------------------
                    83,956,937         6,632,263         1,931,495
                ---------------------------------------------------

                $   84,524,312    $    7,080,527    $    2,294,927
                ---------------------------------------------------


                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

AGGRESSIVE GROWTH FUND

                                             YEAR ENDED         YEAR ENDED
                                         SEPTEMBER 30, 2003 SEPTEMBER 30, 2002
------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                $  (471,108)      $    (690,149)
Net realized gain (loss)                     (1,638,969)        (25,765,558)
Change in unrealized appreciation
(depreciation)                               13,073,722          14,653,848
                                         ------------------ ------------------
Increase (decrease) in net assets from
operations                                   10,963,645         (11,801,859)
                                         ------------------ ------------------
FROM CAPITAL SHARES TRANSACTIONS
Increase (decrease) in net assets
derived from capital share transactions       2,847,129          (5,538,390)
                                         ------------------ ------------------
Total increase (decrease) in net assets      13,810,774         (17,340,249)
NET ASSETS
Beginning of the period                      42,868,883          60,209,132
                                         ------------------ ------------------
End of the period                           $56,679,657       $  42,868,883
                                         ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME
 (LOSS)
End of the period                           $    (1,142)      $          --
                                         ------------------ ------------------

SMALL CAP GROWTH FUND

                                                                              YEAR ENDED         YEAR ENDED
                                                                          SEPTEMBER 30, 2003 SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                                 $   (636,880)     $  (1,557,767)
Net realized gain (loss)                                                       (3,722,740)       (69,953,299)
Change in unrealized appreciation (depreciation)                               18,110,700         42,467,218
                                                                          ------------------ ------------------
Increase (decrease) in net assets from operations                              13,751,080        (29,043,848)
                                                                          ------------------ ------------------
FROM CAPITAL SHARES TRANSACTIONS
Increase (decrease) in net assets derived from capital share transactions     (36,514,836)       (71,265,569)
                                                                          ------------------ ------------------
Total increase (decrease) in net assets                                       (22,763,756)      (100,309,417)
NET ASSETS
Beginning of the period                                                        75,627,717        175,937,134
                                                                          ------------------ ------------------
End of the period                                                            $ 52,863,961      $  75,627,717
                                                                          ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
End of the period                                                            $     (1,142)     $          --
                                                                          ------------------ ------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

SMALL CAP VALUE FUND

                                                                              YEAR ENDED         YEAR ENDED
                                                                          SEPTEMBER 30, 2003 SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                                 $    567,375       $  1,494,746
Net realized gain (loss)                                                        4,755,610          2,148,740
Change in unrealized appreciation (depreciation)                               79,201,327        (26,278,549)
                                                                          ------------------ ------------------
Increase (decrease) in net assets from operations                              84,524,312        (22,635,063)
                                                                          ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
INSTITUTIONAL CLASS
Net investment income                                                                  --         (1,284,900)
Net realized gain on investments                                                       --        (23,675,371)
RETAIL CLASS
Net investment income                                                                  --           (323,268)
Net realized gain on investments                                                       --        (10,876,851)
ADMIN CLASS
Net investment income                                                                  --             (8,857)
Net realized gain on investments                                                       --         (1,968,755)
                                                                          ------------------ ------------------
Total Distributions                                                                    --        (38,138,002)
                                                                          ------------------ ------------------
FROM CAPITAL SHARES TRANSACTIONS
Increase (decrease) in net assets derived from capital share transactions      37,141,909         77,160,687
                                                                          ------------------ ------------------
Total increase (decrease) in net assets                                       121,666,221         16,387,622
NET ASSETS
Beginning of the period                                                       345,841,642        329,454,020
                                                                          ------------------ ------------------
End of the period                                                            $467,507,863       $345,841,642
                                                                          ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
End of the period                                                            $    682,317       $     22,771
                                                                          ------------------ ------------------

VALUE FUND

                                                                              YEAR ENDED         YEAR ENDED
                                                                          SEPTEMBER 30, 2003 SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                                 $   448,264        $   369,503
Net realized gain (loss)                                                      (2,165,764)        (2,696,017)
Change in unrealized appreciation (depreciation)                               8,798,027         (4,495,539)
                                                                          ------------------ ------------------
Increase (decrease) in net assets from operations                              7,080,527         (6,822,053)
                                                                          ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
INSTITUTIONAL CLASS
Net investment income                                                           (273,025)          (463,295)
Net realized gain on investments                                                      --           (791,340)
                                                                          ------------------ ------------------
Total Distributions                                                             (273,025)        (1,254,635)
                                                                          ------------------ ------------------
FROM CAPITAL SHARES TRANSACTIONS
Increase (decrease) in net assets derived from capital share transactions     (1,873,138)         1,552,946
                                                                          ------------------ ------------------
Total increase (decrease) in net assets                                        4,934,364         (6,523,742)
NET ASSETS
Beginning of the period                                                       33,025,108         39,548,850
                                                                          ------------------ ------------------
End of the period                                                            $37,959,472        $33,025,108
                                                                          ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
End of the period                                                            $   444,016        $   271,990
                                                                          ------------------ ------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS



WORLDWIDE FUND

                                                                              YEAR ENDED         YEAR ENDED
                                                                          SEPTEMBER 30, 2003 SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                                 $   363,432        $   374,183
Net realized gain (loss)                                                         104,771         (1,192,459)
Change in unrealized appreciation (depreciation)                               1,826,724            568,809
                                                                          ------------------ ------------------
Increase (decrease) in net assets from operations                              2,294,927           (249,467)
                                                                          ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
INSTITUTIONAL CLASS
Net investment income                                                           (284,901)          (747,534)
Net realized gain on investments                                                      --                 --
                                                                          ------------------ ------------------
Total Distributions                                                             (284,901)          (747,534)
                                                                          ------------------ ------------------
FROM CAPITAL SHARES TRANSACTIONS
Increase (decrease) in net assets derived from capital share transactions        148,718            808,897
                                                                          ------------------ ------------------
Total increase (decrease) in net assets                                        2,158,744           (188,104)
NET ASSETS
Beginning of the period                                                        8,340,310          8,528,414
                                                                          ------------------ ------------------
End of the period                                                            $10,499,054        $ 8,340,310
                                                                          ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
End of the period                                                            $   443,887        $   283,378
                                                                          ------------------ ------------------

                See accompanying notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

FINANCIAL HIGHLIGHTS

                    INCOME (LOSS) FROM INVESTMENT OPERATIONS:       LESS DISTRIBUTIONS:
                    ------------------------------------------  ----------------------------
          Net asset                  Net realized                 Dividends    Distributions
           value,        Net        and unrealized Total from        from        from net
          beginning  investment     gain (loss) on investment   net investment   realized
          of period income (loss)    investments   operations       income     capital gains
--------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS
9/30/2003  $10.70      $(0.10)(c)      $  3.09      $  2.99          $ --         $   --
9/30/2002   13.56       (0.13)(c)        (2.73)       (2.86)           --             --
9/30/2001   47.71       (0.20)(c)       (33.43)      (33.63)           --          (0.52)
9/30/2000   20.08       (0.26)(c)        29.11        28.85            --          (1.22)
9/30/1999   10.51       (0.09)(c)        10.05         9.96            --          (0.39)

RETAIL CLASS
9/30/2003   10.55       (0.13)(c)         3.04         2.91            --             --
9/30/2002   13.41       (0.16)(c)        (2.70)       (2.86)           --             --
9/30/2001   47.33       (0.25)(c)       (33.15)      (33.40)           --          (0.52)
9/30/2000   19.99       (0.38)(c)        28.94        28.56            --          (1.22)
9/30/1999   10.49       (0.14)(c)        10.03         9.89            --          (0.39)

SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2003  $ 6.35      $(0.06)(c)      $  2.30      $  2.24          $ --         $   --
9/30/2002    8.83       (0.08)(c)        (2.40)       (2.48)           --             --
9/30/2001   26.98       (0.12)(c)       (17.06)      (17.18)           --          (0.97)
9/30/2000   16.74       (0.16)(c)        10.40        10.24            --             --
9/30/1999    9.83       (0.08)            6.99         6.91            --             --

RETAIL CLASS
9/30/2003    6.26       (0.08)(c)         2.27         2.19            --             --
9/30/2002    8.72       (0.10)(c)        (2.36)       (2.46)           --             --
9/30/2001   26.74       (0.15)(c)       (16.90)      (17.05)           --          (0.97)
9/30/2000   16.65       (0.24)(c)        10.33        10.09            --             --
9/30/1999    9.80       (0.08)            6.93         6.85            --             --


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.


                See accompanying notes to financial statements.

                                                RATIOS TO AVERAGE NET ASSETS:
--------------                                -----------------------------------
              Net asset           Net assets,
               value,               end of                              Net      Portfolio
    Total      end of     Total     period        Net      Gross    investment   turnover
distributions  period   Return(a)    (000)    Expenses(b) Expenses income (loss)   rate
------------------------------------------------------------------------------------------

   $   --      $13.69      27.9%   $ 23,866      1.00%      1.23%      (0.88)%      248%
       --       10.70     (21.1)     13,421      1.00       1.31       (0.91)       220
    (0.52)      13.56     (71.1)     16,347      1.00       1.13       (0.75)       258
    (1.22)      47.71     147.8      62,364      1.00       1.11       (0.66)       191
    (0.39)      20.08      97.9      13,308      1.00       2.96       (0.56)       199

       --       13.46      27.6      32,813      1.25       1.47       (1.13)       248
       --       10.55     (21.3)     26,885      1.25       1.45       (1.16)       220
    (0.52)      13.41     (71.2)     41,456      1.25       1.37       (1.01)       258
    (1.22)      47.33     147.0     110,824      1.25       1.35       (0.89)       191
    (0.39)      19.99      97.5       1,175      1.25       9.05       (0.80)       199


   $   --      $ 8.59      35.3%   $ 22,519      1.00%      1.19%      (0.91)%      190%
       --        6.35     (28.1)     42,415      1.00       1.07       (0.90)       162
    (0.97)       8.83     (65.2)    124,479      0.99       0.99       (0.74)       140
       --       26.98      61.2     262,147      0.92       0.92       (0.62)       170
       --       16.74      70.3      81,132      1.00       1.11       (0.80)       163

       --        8.45      35.0      30,345      1.25       1.43       (1.17)       190
       --        6.26     (28.2)     32,135      1.25       1.33       (1.15)       162
    (0.97)       8.72     (65.3)     50,197      1.25       1.26       (1.01)       140
       --       26.74      60.6      69,416      1.23       1.23       (0.92)       170
       --       16.65      69.9       6,032      1.25       1.80       (1.04)       163

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS:      LESS DISTRIBUTIONS:
                              -------------------------------------------  ------------------------
                    Net asset      Net          Net realized               Dividends  Distributions
                     value,     investment     and unrealized Total from    from net    from net
                    beginning     income       gain (loss) on investment   investment   realized
                    of period     (loss)        investments   operations     income   capital gains
---------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
9/30/2003            $17.28     $ 0.05/(c)/        $ 4.01       $ 4.06       $   --      $   --
9/30/2002             19.89       0.10(c)           (0.36)       (0.26)       (0.11)      (2.24)
9/30/2001             20.42       0.16(c)            0.60         0.76        (0.20)      (1.09)
9/30/2000             17.33       0.14(c)            3.36         3.50        (0.14)      (0.27)
9/30/1999             15.60       0.16               1.83         1.99        (0.12)      (0.14)

RETAIL CLASS
9/30/2003             17.25       0.00/(c)(d)/       4.00         4.00           --          --
9/30/2002             19.85       0.05(c)           (0.35)       (0.30)       (0.06)      (2.24)
9/30/2001             20.38       0.11(c)            0.60         0.71        (0.15)      (1.09)
9/30/2000             17.28       0.10(c)            3.36         3.46        (0.09)      (0.27)
9/30/1999             15.57       0.09               1.84         1.93        (0.08)      (0.14)

ADMIN CLASS
9/30/2003             17.20      (0.05)(c)           3.98         3.93           --          --
9/30/2002             19.80       0.00(c)(d)        (0.35)       (0.35)       (0.01)      (2.24)
9/30/2001             20.34       0.05(c)            0.60         0.65        (0.10)      (1.09)
9/30/2000             17.24       0.04(c)            3.37         3.41        (0.04)      (0.27)
9/30/1999             15.54       0.04               1.83         1.87        (0.03)      (0.14)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Amount is less than $0.01 per share.

                See accompanying notes to financial statements.

                                                RATIOS TO AVERAGE NET ASSETS:
--------------                                -----------------------------------
              Net asset           Net assets,
               value,               end of                              Net      Portfolio
    Total      end of     Total     period        Net      Gross    investment   turnover
distributions  period   Return(a)    (000)    Expenses(b) Expenses income (loss)   rate
------------------------------------------------------------------------------------------

   $   --      $21.34     23.5%    $289,945      0.90%      0.94%       0.26%        74%
    (2.35)      17.28     (2.6)     234,370      0.94       0.96        0.48         86
    (1.29)      19.89      3.9      215,439      0.98       0.98        0.76         98
    (0.41)      20.42     20.7      214,919      0.93       0.93        0.76        102
    (0.26)      17.33     12.8      301,496      0.90       0.90        0.87        113

       --       21.25     23.2      140,152      1.15       1.20       (0.01)        74
    (2.30)      17.25     (2.8)      86,816      1.19       1.20        0.22         86
    (1.24)      19.85      3.6       97,544      1.22       1.22        0.51         98
    (0.36)      20.38     20.4       92,698      1.17       1.17        0.53        102
    (0.22)      17.28     12.4       75,302      1.20       1.20        0.57        113

       --       21.13     22.9       37,411      1.40       1.47       (0.27)        74
    (2.25)      17.20     (3.0)      24,655      1.44       1.53       (0.01)        86
    (1.19)      19.80      3.3       16,471      1.50       1.59        0.23         98
    (0.31)      20.34     20.1       11,391      1.50       1.68        0.21        102
    (0.17)      17.24     12.0        4,863      1.50       1.70        0.30        113

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                     INCOME (LOSS) FROM INVESTMENT OPERATIONS:       LESS DISTRIBUTIONS:
                     ------------------------------------------  ----------------------------
           Net asset    Net        Net realized                    Dividends    Distributions
            value,   investment   and unrealized   Total from         from        from net
           beginning   income     gain (loss) on   investment    net investment   realized
           of period   (loss)      investments     operations        income     capital gains
---------------------------------------------------------------------------------------------
VALUE FUND
9/30/2003   $11.17     $0.15(c)       $ 2.29         $ 2.44          $(0.09)       $   --
9/30/2002    13.90      0.13(c)        (2.42)         (2.29)          (0.16)        (0.28)
9/30/2001    15.12      0.14(c)        (1.19)         (1.05)          (0.17)           --
9/30/2000    16.54      0.17            0.41           0.58           (0.15)        (1.85)
9/30/1999    16.85      0.22            1.53           1.75           (0.24)        (1.82)

WORLDWIDE FUND
9/30/2003   $ 7.53     $0.32(c)       $ 1.74         $ 2.06          $(0.27)       $   --
9/30/2002+    8.48      0.35(c)        (0.55)         (0.20)          (0.75)           --
9/30/2001    13.93      0.65(c)        (2.44)         (1.79)          (0.35)        (3.31)
9/30/2000    10.28      0.58(c)         4.02           4.60           (0.48)        (0.47)
9/30/1999     8.79      0.50            1.82           2.32           (0.44)        (0.39)


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period . + As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund decreased from 4.29% to 4.26% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                RATIOS TO AVERAGE NET ASSETS:
--------------                                -----------------------------------
              Net asset           Net assets,
               value,               end of                              Net      Portfolio
    Total      end of     Total     period        Net      Gross    investment   turnover
distributions  period   Return(a)    (000)    Expenses(b) Expenses income (loss)   rate
------------------------------------------------------------------------------------------
   $(0.09)     $13.52      22.0%    $37,959      0.85%      0.92%      1.23%         56%
    (0.44)      11.17     (17.2)     33,025      0.85       0.90       0.90          66
    (0.17)      13.90      (7.1)     39,549      0.85       0.96       0.87          90
    (2.00)      15.12       3.6      38,792      0.85       0.89       0.87          73
    (2.06)      16.54      10.5      66,726      0.78       0.78       1.20          59

   $(0.27)     $ 9.32      28.0%    $10,499      1.00%      2.23%      3.81%         94%
    (0.75)       7.53      (3.0)      8,340      1.00       2.43       4.26         113
    (3.66)       8.48     (15.0)      8,528      1.00       2.58       6.85         160
    (0.95)      13.93      46.5       9,748      1.00       2.48       4.26         183
    (0.83)      10.28      27.8       6,233      1.00       3.46       5.07         165

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2003

1. ORGANIZATION. | Loomis Sayles Funds I and Loomis Sayles Funds II (formerly Loomis Sayles Investment Trust and Loomis Sayles Funds, respectively) (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts and were organized as such on December 23, 1993 and February 20, 1991, respectively. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trusts in multiple series (individually, a "Fund" and collectively, the "Funds"). Information presented in these financial statements pertains to certain of the equity funds of the Trusts, the financial statements for the remaining equity funds and the fixed income funds are presented in separate reports. The following Funds are included in this report:

LOOMIS SAYLES FUNDS I:

Loomis Sayles Small Cap Value Fund (the "Small Cap Value Fund")

LOOMIS SAYLES FUNDS II:

Loomis Sayles Aggressive Growth Fund (the "Aggressive Growth Fund") Loomis Sayles Small Cap Growth Fund (the "Small Cap Growth Fund")
Loomis Sayles Value Fund (the "Value Fund")
Loomis Sayles Worldwide Fund (the "Worldwide Fund")

On May 14, 2003, shareholders of Loomis Sayles Funds I and on June 10, 2003 shareholders of Loomis Sayles Funds II (together, Loomis Sayles Funds I and Loomis Sayles Funds II comprise the "Loomis Sayles Funds Trusts") approved new Trustees for the Trusts in connection with the integration of the CDC Nvest Funds Trusts I, II, III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust and CDC Nvest Exempt Money Market Trust (the "CDC Nvest Funds Trusts") and the Loomis Sayles Funds Trusts. This approval resulted in a combined Board of Trustees for Loomis Sayles Funds Trusts and CDC Nvest Funds Trusts.

On February 5, 2003, the Board of Trustees approved the closing of the Admin Class of shares of Aggressive Growth Fund and Small Cap Growth Fund. On May 21, 2003, outstanding Admin Class shares were automatically converted into Retail Class shares having the same aggregate net asset value as the shares converted.

After the close of business on September 12, 2003, Small Cap Value Fund was reorganized into Loomis Sayles Funds I, pursuant to a plan of reorganization approved by the Trustees on June 12, 2003. Prior to September 12, 2003, Small Cap Value Fund was a series of Loomis Sayles Funds II.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which can not be directly attributed are apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each Class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. | The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. | Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Effective April 14, 2003, securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. | Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on an accrual basis, and interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. The Funds estimate the components of distributions received from Real Estate Investment Trusts (REITs). In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. | The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

Certain Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. | Each Fund that may invest in foreign investments may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2003, there were no open forward currency contracts.

E. FEDERAL AND FOREIGN INCOME TAXES. | The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

FOR THE YEAR ENDED SEPTEMBER 30, 2003


F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. | Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, non-deductible expenses, foreign currency transactions and gains realized from passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

G. REPURCHASE AGREEMENTS. | Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

3. PURCHASES AND SALES OF SECURITIES. | For the year ended September 30, 2003, purchases and sales of securities (excluding short-term investments and U.S. Government Agency Securities) were as follows:

FUND                    PURCHASES      SALES
----                   ------------ ------------
Aggressive Growth Fund $110,495,768 $108,895,399
Small Cap Growth Fund   112,949,963  146,300,636
Small Cap Value Fund    308,951,248  277,801,050
Value Fund               19,676,388   20,340,409
Worldwide Fund            9,331,099    8,484,803

For the year ended September 30, 2003, purchases and sales of U.S. Government/Agency securities by Worldwide Fund were $132,286 and $163,927, respectively.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. | Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser to each of the Funds. Separate management agreements for each Fund in effect during the year ended September 30, 2003 provided for fees at the following annual percentage rates of each Fund's average daily net assets . Loomis Sayles has contractually agreed, until February 1, 2004, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following annual percentage rate of the Fund's average daily net assets:

                                       EXPENSE LIMIT AS A PERCENTAGE OF
                                        AVERAGE DAILY NET ASSETS
                                       --------------------------------
FUND                   MANAGEMENT FEES INSTITUTIONAL   RETAIL   ADMIN
----                   --------------- -------------   ------   -----
Aggressive Growth Fund      0.75%          1.00%       1.25%      N/A
Small Cap Growth Fund       0.75%          1.00%       1.25%      N/A
Small Cap Value Fund        0.75%          0.90%       1.15%    1.40%
Value Fund                  0.50%          0.85%         N/A      N/A
Worldwide Fund              0.75%          1.00%         N/A      N/A

For the year ended September 30, 2003, the management fees and waivers for each Fund were as follows:

                                                        PERCENTAGE OF
                                                        AVERAGE DAILY
                         GROSS    WAIVER OF     NET     NET ASSETS
                       MANAGEMENT MANAGEMENT MANAGEMENT -------------
FUND                      FEE        FEE        FEE     GROSS   NET
----                   ---------- ---------- ---------- -----  -----
Aggressive Growth Fund $  337,398  $58,548   $  278,850 0.75%  0.62%
Small Cap Growth Fund     457,282   78,790      378,492 0.75%  0.62%
Small Cap Value Fund    2,963,448   32,640    2,930,808 0.75%  0.74%
Value Fund                181,735   26,518      155,217 0.50%  0.43%
Worldwide Fund             71,587   71,587           -- 0.75%     --

For the year ended September 30, 2003, and in addition to the waiver of management fees, Class level expenses have been reimbursed as follows:

FUND                    AMOUNT
----                   --------
Aggressive Growth Fund $ 50,398
Small Cap Growth Fund    43,777
Small Cap Value Fund    150,597
Value Fund                   --
Worldwide Fund           45,847

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"), whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignations Group.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. | Effective July 1, 2003, Loomis Sayles assigned its administrative services agreement with the Trusts to CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America. Pursuant to the agreement between each of the Loomis Sayles Funds Trusts and CIS, each Fund pays CIS a monthly administrative fee at the annual rate of 0.035% of each Fund's average daily net assets. Prior to July 1, 2003, each Fund paid Loomis Sayles a monthly administrative fee at an annual rate of 0.035% of the Fund's average daily net assets.

For the year ended September 30, 2003, fees paid to Loomis Sayles and CIS for accounting and administrative expense were as follows:

FUND                    AMOUNT
----                   --------
Aggressive Growth Fund $ 15,597
Small Cap Growth Fund    23,783
Small Cap Value Fund    138,273
Value Fund               12,719
Worldwide Fund            3,423

Effective October 1, 2003, each Fund pays CIS it's pro rata portion of the accounting and administrative fee, allocated based on the combined assets of the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts, for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

                         FIRST       NEXT       OVER
                       $5 BILLION $5 BILLION $10 BILLION
                       ---------- ---------- -----------
                          0.0675%    0.0625%     0.0500%

             or

             (2)Each Fund's pro rata portion, allocated based on the combined assets of the Loomis Sayles Funds Trusts and the CDC Nvest
                Funds Trusts, of the annual aggregate minimum fee of $5 million.

C. TRANSFER AGENT FEES. | Effective February 3, 2003, CIS serves as transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Prior to February 3, 2003, BFDS served as transfer and shareholder servicing agent for the Funds.

FOR THE YEAR ENDED SEPTEMBER 30, 2003


Effective September 15, 2003 through December 31, 2003, the Funds pay service fees monthly representing the higher amount based on the following calculations:

             (1)Annual aggregate fee determined by applying an annual fee rate of 0.026% to the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in funds which are classified under the agreement as No-Load* Retail Funds and Load** Funds--Class Y.

             Each Class of shares are subject to a monthly Class minimum of $1,250.

             or

             (2)An allocated portion, based on eligible assets for the period
                September 15, 2003, through December 31, 2003, of an annual aggregate minimum fee of $190,547.

             * No load retail funds consist of Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Value Fund, Worldwide Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Bond Fund and Loomis Sayles Global Bond Fund.

             ** Load Funds--Class Y consist of Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Research Fund, Loomis Sayles Limited Term U.S. Government Fund, Loomis Sayles Strategic Income Fund and all Funds with Class Y in the CDC Nvest Funds Trusts.

CIS is also reimbursed for out of pocket expenses.

For the period from February 3, 2003 to September 14, 2003, each Fund of the Trusts paid to CIS the greater of: $15,000 or 0.026% of average daily net assets, subject however to the minimum aggregate fee calculated as follows: If the aggregate fees for the Trusts' Funds payable did not equal or exceed $54,167 in any single month, the Funds would pay the minimum aggregate fee of $54,167 ($650,000 annually). Any such amount required to achieve the minimum aggregate fee would be allocated to all of the Trusts' Funds based on the percentage of net assets each Fund represents of the total assets.

For the period from February 3, 2003 through September 30, 2003, amounts paid to CIS as compensation for its services as transfer agent were as follows:

FUND                    AMOUNT
----                   --------
Aggressive Growth Fund $ 16,773
Small Cap Growth Fund    16,142
Small Cap Value Fund    106,618
Value Fund               12,447
Worldwide Fund           10,450

D. SERVICE AND DISTRIBUTION FEES. | Effective July 1, 2003 the Trusts entered into a distribution agreement with CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), a wholly owned subsidiary of CDC IXIS North America. Pursuant to this agreement, CDC IXIS Distributors serves as principal underwriter of the various Funds of the Trusts except for Loomis Sayles Managed Bond Fund and Loomis Sayles Investment Grade Bond Fund--Class J. Prior to July 1, 2003 Loomis Sayles Distributors, L.P. served as distributor of the Funds.

Pursuant to Rule 12b-1 under the 1940 Act, Aggressive Growth Fund, Small Cap Growth Fund and Small Cap Value Fund have adopted Distribution Plans relating to each Fund's Retail Class shares (the "Retail Class Plan") and, with respect to the Loomis Sayles Small Cap Value Fund, a separate Distribution Plan relating to Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays CDC IXIS Distributors, the Fund's distributor, a monthly distribution fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay a shareholder service fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

E. TRUSTEES FEES AND EXPENSES. | The Trusts pay no compensation to their officers or to their Trustees who are interested Trustees of Loomis Sayles, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each independent Trustee, who is also an independent Trustee of the CDC Nvest Funds Trusts, receives, in the aggregate, a retainer fee at the annual rate of

$45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attended. Each committee member receives an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year. Each Trustee is compensated $4,500 for each meeting and $1,750 per Committee meeting that he or she attends in excess of four meetings per year. Trustees who are not a Trustee of the CDC Nvest Funds Trusts are compensated at the rate of $5,000 for each meeting of the Board of Trustees that he or she attends and receives an annual retainer of $20,000. Trustee fees are allocated to the various Loomis Sayles Funds Trusts and CDC Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other CDC Nvest Funds Trusts or Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Prior to May 7, 2003, Loomis Sayles Funds II paid each independent trustee a $20,000 annual retainer fee and a $5,000 fee per in person meeting. Prior to November 6, 2002, each independent Trustee was compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year and was reimbursed for travel expenses in connection with attendance at meetings.

5. LINE OF CREDIT. | The Funds together with certain other funds of the Loomis Sayles Funds Trusts, participate in a $25 million unsecured line of credit. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%.

In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. During the year ended September 30, 2003, the Funds had no borrowings under the agreement.

6. SHAREHOLDERS. | At September 30, 2003, the Loomis, Sayles & Company, L.P. Funded Pension Plan and Trust ("Pension Plan"), the Loomis, Sayles & Company, L.P. Employees' Profit Sharing Retirement and Loomis, Sayles & Co., L.P. Employees' Money Purchase Pension Plan ("Defined Contribution Plans") held shares of beneficial interest in the Funds as follows:

                                         DEFINED
FUND                   PENSION PLAN CONTRIBUTION PLANS
----                   ------------ ------------------
Aggressive Growth Fund   187,842         438,877
Small Cap Growth Fund    234,766         527,144
Small Cap Value Fund     484,068         688,364
Value Fund               423,156         539,261
Worldwide Fund           855,333         212,979

FOR THE YEAR ENDED SEPTEMBER 30, 2003


7. CAPITAL SHARES. | Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                              AGGRESSIVE GROWTH FUND
                               YEAR ENDED SEPTEMBER 30, 2003 YEAR ENDED SEPTEMBER 30, 2002
                               ----------------------------  ----------------------------

                                    SHARES          AMOUNT         SHARES          AMOUNT
INSTITUTIONAL CLASS SHARES     ----------    ------------    -----------   -------------
Issued from the sale of shares  1,017,143    $ 12,248,463        528,873   $   7,971,562
Issued in connection with the
  reinvestment of
  distributions                        --              --             --              --
Redeemed                         (527,813)     (5,940,072)      (480,585)     (7,035,410)
                               ----------------------------------------------------------
Net change                        489,330    $  6,308,391         48,288   $     936,152
                               ----------------------------------------------------------

                                    SHARES          AMOUNT         SHARES          AMOUNT
RETAIL CLASS SHARES            ----------    ------------    -----------   -------------
Issued from the sale of shares  1,142,750    $ 13,044,564      1,502,072   $  21,291,204
Issued in connection with the
  reinvestment of
  distributions                        --              --             --              --
Issued in Admin Class
  conversion+                      56,540         631,556
Redeemed                       (1,309,638)    (14,596,979)    (2,046,527)    (28,777,079)
                               ----------------------------------------------------------
Net change                       (110,348)   $   (920,859)      (544,455)  $  (7,485,875)
                               ----------------------------------------------------------

                                    SHARES          AMOUNT         SHARES          AMOUNT
ADMIN CLASS SHARES+            ----------    ------------    -----------   -------------
Issued from the sale of shares     29,865    $    315,554        171,038   $   2,544,174
Issued in connection with the
  reinvestment of
  distributions                        --              --             --              --
Redeemed                         (216,812)     (2,224,401)      (106,982)     (1,532,841)
Redeemed in Admin Class
  conversion+                     (56,892)       (631,556)            --              --
                               ----------------------------------------------------------
Net change                       (243,839)   $ (2,540,403)        64,056   $   1,011,333
                               ----------------------------------------------------------
+On May 21, 2003, the outstanding Admin Class shares were
 automatically converted into Retail Class shares

                                               SMALL CAP GROWTH FUND
                               YEAR ENDED SEPTEMBER 30, 2003 YEAR ENDED SEPTEMBER 30, 2002
                               ----------------------------  ----------------------------
                                    SHARES          AMOUNT         SHARES          AMOUNT
INSTITUTIONAL CLASS SHARES     ----------    ------------    -----------   -------------
Issued from the sale of shares  1,897,989    $ 13,566,717      3,459,066   $  34,155,261
Issued in connection with the
  reinvestment of
  distributions                        --              --             --              --
Redeemed                       (5,953,993)    (39,030,065)   (10,873,243)   (101,206,294)
                               ----------------------------------------------------------
Net change                     (4,056,004)   $(25,463,348)    (7,414,177)  $ (67,051,033)
                               ----------------------------------------------------------

                                    SHARES          AMOUNT         SHARES          AMOUNT
RETAIL CLASS SHARES            ----------    ------------    -----------   -------------
Issued from the sale of shares  3,879,141    $ 28,642,137      3,922,968   $  34,209,113
Issued in connection with the
  reinvestment of
  distributions                        --              --             --              --
Issued in Admin Class
  conversion+                       2,120          14,288
Redeemed                       (5,421,506)    (38,664,657)    (4,543,620)    (38,680,650)
                               ----------------------------------------------------------
Net change                     (1,540,245)   $(10,008,232)      (620,652)  $  (4,471,537)
                               ----------------------------------------------------------

                                    SHARES          AMOUNT         SHARES          AMOUNT
ADMIN CLASS SHARES+            ----------    ------------    -----------   -------------
Issued from the sale of shares     46,488    $    301,256        210,388   $   1,951,920
Issued in connection with the
  reinvestment of
  distributions                        --              --             --              --
Redeemed                         (217,093)     (1,330,224)      (182,328)     (1,694,919)
Redeemed in Admin Class
  conversion+                      (2,135)        (14,288)            --              --
                               ----------------------------------------------------------
Net change                       (172,740)   $ (1,043,256)        28,060   $     257,001
                               ----------------------------------------------------------
+On May 21, 2003, the outstanding Admin Class shares were automatically converted into Retail Class shares

                                                                          SMALL CAP VALUE FUND
                                            YEAR ENDED SEPTEMBER 30, 2003                     YEAR ENDED SEPTEMBER 30, 2002
                                            ------------------------------------------------  -----------------------------
                                                SHARES                    AMOUNT                  SHARES                    AMOUNT
INSTITUTIONAL CLASS SHARES                  ----------              ------------              ----------              ------------
Issued from the sale of shares               2,271,777              $ 43,519,989               3,116,097              $ 64,829,647
Issued from Subscriptions-in-Kind*                  --                        --               1,255,230                27,702,947
Issued in connection with the reinvestment
  of distributions                                  --                        --               1,260,305                24,587,467
Redeemed                                    (2,246,579)              (42,192,200)             (2,902,055)              (59,739,299)
                                            ----------              ------------------------  ----------------------  --------------
Net change                                      25,198              $  1,327,789               2,729,577              $ 57,380,762
                                            ----------              ------------------------  ----------------------  --------------

                                                SHARES                    AMOUNT                  SHARES                    AMOUNT
RETAIL CLASS SHARES                         ----------              ------------              ----------              ------------
Issued from the sale of shares               3,698,495              $ 69,872,984               3,822,059              $ 78,710,499
Issued in connection with the reinvestment
  of distributions                                  --                        --                 573,075                11,150,920
Redeemed                                    (2,135,122)              (40,321,887)             (4,274,877)              (82,423,287)
                                            ----------              ------------------------  ----------------------  --------------
Net change                                   1,563,373              $ 29,551,097                 120,257              $  7,438,132
                                            ----------              ------------------------  ----------------------  --------------

                                                SHARES                    AMOUNT                  SHARES                    AMOUNT
ADMIN CLASS SHARES                          ----------              ------------              ----------              ------------
Issued from the sale of shares               1,219,636              $ 22,714,426                 874,273              $ 17,948,150
Issued in connection with the reinvestment
  of distributions                                  --                        --                  66,334                 1,285,090
Redeemed                                      (882,999)              (16,451,403)               (338,592)               (6,891,447)
                                            ----------              ------------------------  ----------------------  --------------
Net change                                     336,637              $  6,263,023                 602,015              $ 12,341,793
                                            ----------              ------------------------  ----------------------  --------------
*Issued in exchange for portfolio securities distributed in-kind by the Loomis Sayles Small Company Value Fund to shareholders thereof and contributed to the Fund in-kind by such shareholders on April 11, 2002.

                                                                VALUE FUND
                                            YEAR ENDED SEPTEMBER 30, 2003                     YEAR ENDED SEPTEMBER 30, 2002
                                            ------------------------------------------------  -----------------------------
                                                SHARES                    AMOUNT                  SHARES                    AMOUNT
                                            ----------              ------------              ----------              ------------
Issued from the sale of shares                 328,065              $  4,071,978                 424,683              $  5,897,759
Issued in connection with the reinvestment
  of distributions                              18,887                   230,605                  82,149                 1,189,751
Redeemed                                      (493,835)               (6,175,721)               (395,578)               (5,534,564)
                                            ----------              ------------------------  ----------------------  --------------
Net change                                    (146,883)             $ (1,873,138)                111,254              $  1,552,946
                                            ----------              ------------------------  ----------------------  --------------

                                                              WORLDWIDE FUND
                                            YEAR ENDED SEPTEMBER 30, 2003                     YEAR ENDED SEPTEMBER 30, 2002
                                            ------------------------------------------------  -----------------------------
                                                SHARES                    AMOUNT                  SHARES                    AMOUNT
                                            ----------              ------------              ----------              ------------
Issued from the sale of shares                 711,080              $  5,955,985                 330,144              $  2,533,173
Issued in connection with the reinvestment
  of distributions                              36,904                   284,901                  92,976                   747,527
Redeemed                                      (728,370)               (6,092,168)               (320,936)               (2,471,803)
                                            ----------              ------------------------  ----------------------  --------------
Net change                                      19,614              $    148,718                 102,184              $    808,897
                                            ----------              ------------------------  ----------------------  --------------

FOR THE YEAR ENDED SEPTEMBER 30, 2003


8. ADDITIONAL TAX INFORMATION | The tax character of distributions paid to shareholders during the year ended September 30, 2003 were as follows:

                                     AGGRESSIVE      SMALL CAP    SMALL CAP
                                     GROWTH FUND    GROWTH FUND   VALUE FUND   VALUE FUND  WORLDWIDE FUND
                                    -------------  -------------  ----------- -----------  --------------
Distributions paid from:
Ordinary income                     $          --  $          --  $        -- $   273,025     $   284,901
Long-term capital gains                        --             --           --          --              --
                                    -------------  -------------  ----------- -----------  --------------
Total taxable distributions         $          --  $          --  $        -- $   273,025     $   284,901
                                    -------------  -------------  ----------- -----------  --------------

As of September 30, 2003, the components of distributable earnings on a tax basis were follows:

                                     AGGRESSIVE      SMALL CAP    SMALL CAP
                                     GROWTH FUND    GROWTH FUND   VALUE FUND   VALUE FUND  WORLDWIDE FUND
                                    -------------  -------------  ----------- -----------  --------------
Undistributed ordinary income       $          --  $          --  $   568,187 $   445,158     $   445,204
Undistributed long-term capital
  gains                                        --             --    4,240,520          --              --
                                    -------------  -------------  ----------- -----------  --------------
Total undistributed earnings                   --             --    4,808,707     445,158         445,204
Capital loss carryforward            (119,831,301)  (222,154,056)          --  (3,179,432)     (2,482,954)
Deferred net capital losses (post
  October)                                     --             --           --  (1,389,857)             --
Unrealized Appreciation
  (Depreciation)                        9,761,697     11,317,367   61,207,745   2,400,514       1,121,740
                                    -------------  -------------  ----------- -----------  --------------
Total accumulated earnings (losses) $(110,069,604) $(210,836,689) $66,016,452 $(1,723,617)    $  (916,010)
                                    -------------  -------------  ----------- -----------  --------------
Capital loss carryforward years of
  expiration                            2009-2011      2009-2011           --   2010-2011       2009-2011

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Loomis Sayles Funds I and Loomis Sayles Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I and Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Value Fund, and Loomis Sayles Worldwide Fund, each a series of Loomis Sayles Funds II, (collectively, the "Funds") at September 30, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 21, 2003

2003 U.S. TAX AND DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION. | For the fiscal year ended, September 30, 2003, a percentage of dividends distributed by the Funds qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

               QUALIFYING PERCENTAGE
               ---------------------
Value Fund            100.00%
Worldwide Fund          3.07%

ADDITIONAL INFORMATION

SHAREHOLDER MEETING (UNAUDITED). | At the special meeting of shareholders held on May 14, 2003, shareholders of Loomis Sayles Funds I (formerly, Loomis Sayles Investment Trust) voted for the following proposal:

1. ELECTION OF TRUSTEES

                               FOR     WITHHELD*
------------------------------------------------
(01) Joseph Alaimo          28,024,125 4,471,942
(02) Graham T. Allison, Jr. 28,012,936 4,483,131
(03) Edward A. Benjamin     28,012,936 4,483,131
(04) Robert J. Blanding     28,024,125 4,471,942
(05) Daniel M. Cain         28,012,936 4,483,131
(06) Paul G. Chenault       28,024,125 4,471,942
(07) Kenneth J. Cowan       28,012,936 4,483,131
(08) Richard Darman         28,012,936 4,483,131
(09) John T. Hailer         28,012,936 4,483,131
(10) Sandra O. Moose        28,012,936 4,483,131
(11) John A. Shane          28,012,936 4,483,131
(12) Peter S. Voss          28,024,125 4,471,942
(13) Pendleton P. White     28,012,936 4,483,131

*Includes Broker Non-Votes (if any).

SHAREHOLDER MEETING (UNAUDITED). | At the special meeting of shareholders held on June 10, 2003, shareholders of Loomis Sayles Funds II (formerly, Loomis Sayles Funds) voted for the following proposal:

1. ELECTION OF TRUSTEES

                                FOR     WITHHELD*
-------------------------------------------------
(01) Joseph Alaimo          134,298,551 8,672,577
(02) Graham T. Allison, Jr. 134,590,902 8,380,227
(03) Edward A. Benjamin     134,546,833 8,424,296
(04) Robert J. Blanding     134,572,705 8,398,423
(05) Daniel M. Cain         134,593,263 8,377,866
(06) Paul G. Chenault       134,352,172 8,618,957
(07) Kenneth J. Cowan       134,524,153 8,446,976
(08) Richard Darman         134,552,047 8,419,081
(09) John T. Hailer         134,613,039 8,358,089
(10) Sandra O. Moose        134,612,285 8,358,843
(11) John A. Shane          134,332,421 8,638,708
(12) Peter S. Voss          134,622,604 8,348,525
(13) Pendleton P. White     134,300,598 8,670,530

*Includes Broker Non-Votes (if any).

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

                                POSITION(S)
                                 HELD WITH
                            FUND/1/, LENGTH OF                                               NUMBER OF PORTFOLIOS IN FUND
                              TIME SERVED AND            PRINCIPAL OCCUPATION(S)                 COMPLEX OVERSEEN AND
NAME, AGE AND ADDRESS        TERM OF OFFICE/2/             DURING PAST 5 YEARS                 OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Joseph Alaimo+ (73)              Trustee;       Chairman, Wayne Hummer Trust               26;
399 Boylston Street                             Company and Wayne Hummer
Boston, MA 02116            4 years for Loomis  Investment Trust                           None
                               Sayles Funds
                                  Trusts

Graham T. Allison, Jr. (63)    Trustee (2);     Douglas Dillon Professor and Director      44;
399 Boylston Street                             for the Belfer Center of Science and
Boston, MA 02116             19 years for CDC   International Affairs, John F. Kennedy     Director, Taubman Centers, Inc.;
                                Nvest Funds     School of Government, Harvard              Board Member, USEC Inc.
                            Trusts; Less than 1 University
                              year for Loomis
                               Sayles Funds
                                  Trusts

Edward A. Benjamin (65)        Trustee (1);     Retired; formerly, Partner, Ropes & Gray   44;
399 Boylston Street                             (law firm) until 1999
Boston, MA 02116             Less than 1 year                                              Director, Coal, Energy
                                                                                           Investments & Management;
                                                                                           Director, Precision Optics
                                                                                           Corporation
                                                                                           (optics manufacturer)

Daniel M. Cain (58)              Trustee,       President and CEO, Cain Brothers &         44;
452 Fifth Avenue               Chairman (1);    Company, Incorporated (investment
New York, NY 10018                              banking)                                   Trustee, Universal Health Realty
                              7 years for CDC                                              Income Trust;
                                Nvest Funds                                                Director, PASC; Director,
                            Trusts; Less than 1                                            Sheridan Healthcorp
                              year for Loomis
                               Sayles Funds
                                  Trusts

Paul G. Chenault (70)          Trustee (2);     Retired; formerly, Trustee, First Variable 44;
5852 Pebble Beach Way                           Life (variable life insurance)
San Luis Obispo, CA 93401    Less than 1 year                                              Director, Mailco Office
                               for CDC Nvest                                               Products, Inc.
                              Funds Trusts; 4
                             years for Loomis
                               Sayles Funds
                                  Trusts

Kenneth J. Cowan (71)             Trustee       Retired                                    44;
399 Boylston Street            Chairman (2);
Boston, MA 02116                                                                           None
                             28 years for CDC
                                Nvest Funds
                            Trusts; Less than 1
                              year for Loomis
                               Sayles Funds
                                  Trusts

                               POSITION(S)
                                HELD WITH
                           FUND/1/, LENGTH OF                                             NUMBER OF PORTFOLIOS IN FUND
                             TIME SERVED AND            PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN AND
NAME, AGE AND ADDRESS       TERM OF OFFICE/2/             DURING PAST 5 YEARS               OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------

Richard Darman (60)           Trustee (2);     Partner, The Carlyle Group (investments); 44;
399 Boylston Street          7 years for CDC   Chairman of the Board of Directors of
Boston, MA 02116               Nvest Funds     AES Corporation (international power      Director and Chairman, AES
                           Trusts; Less than 1 company); formerly, Professor, John F.    Corporation
                             year for Loomis   Kennedy School of Government, Harvard
                              Sayles Funds     University
                                 Trusts

Sandra O. Moose (61)          Trustee (1);     Senior Vice President and Director, The   44;
One Exchange Place          21 years for CDC   Boston Consulting Group, Inc.
Boston, MA 02109               Nvest Funds     (management                               Director, Verizon
                           Trusts; Less than 1 consulting)                               Communications;
                             year for Loomis                                             Director, Rohm and Haas
                              Sayles Funds                                               Company
                                 Trusts

John A. Shane (70)            Trustee (2);     President, Palmer Service Corporation     44;
200 Unicorn Park Drive      21 years for CDC   (venture capital organization)
Woburn, MA 01801               Nvest Funds                                               Director, Gensym Corporation;
                           Trusts; Less than 1                                           Director, Overland Storage,
                             year for Loomis                                             Inc.; Director, ABT Associates
                              Sayles Funds                                               Inc.
                                 Trusts

Pendleton P. White (72)       Trustee (2);     Retired                                   44;
6 Breckenridge Lane         22 years for CDC
Savannah, GA 31411             Nvest Funds                                               None
                           Trusts; Less than 1
                             year for Loomis
                              Sayles Funds
                                 Trusts

INTERESTED TRUSTEES
Robert J. Blanding/3/ (56)    President and    President, Chairman, Director and Chief   44;
555 California Street        Chief Executive   Executive Officer, Loomis, Sayles &
San Francisco, CA 94104      Officer, Loomis   Company, L.P.;                            None
                             Sayles Funds I;
                             Chief Executive
                             Officer Loomis
                            Sayles Funds II;
                                 Trustee

                            Less than 1 year

John T. Hailer/4 /(42)        President and    President and Chief Executive Officer,    44;
399 Boylston Street          Chief Executive   CDC IXIS Asset Management
Boston, MA 02116              Officer, CDC     Distributors, L.P.; formerly, Senior Vice None
                               Nvest Funds     President, Fidelity Investments
                           Trusts; President,
                              Loomis Sayles
                                Funds II;
                             Executive Vice
                            President, Loomis
                             Sayles Funds I;
                                 Trustee

                             3 years for CDC
                               Nvest Funds
                            Trusts; Less than
                            1 year for Loomis
                              Sayles Funds
                                 Trusts

                              POSITION(S)
                               HELD WITH
                           FUND/1/, LENGTH OF                                            NUMBER OF PORTFOLIOS IN FUND
                            TIME SERVED AND            PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN AND
NAME, AGE AND ADDRESS      TERM OF OFFICE/2/             DURING PAST 5 YEARS               OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------

Peter S. Voss/5/ (57)         Chairman of     Director, President and Chief Executive    44;
399 Boylston Street            the Board,     Officer, CDC IXIS Asset Management
Boston, MA 02116                Trustee;      North America, L.P.                        Trustee of Harris Associates
                                                                                         Investment Trust/6/
                              11 years for
                               CDC Nvest
                             Funds Trusts;
                            Less than 1 year
                               for Loomis
                              Sayles Funds
                                 Trusts

OFFICERS
Nicholas H. Palmerino (38)     Treasurer;     Senior Vice President, CDC IXIS Asset      Not Applicable;
399 Boylston Street                           Management Services, Inc.; Senior Vice
Boston, MA 02116             Not Applicable   President, CDC IXIS Asset Management       None
                                              Advisers, L.P.; formerly, Vice President,
                                              Loomis, Sayles & Company, L.P.

John E. Pelletier (39)         Secretary;     Senior Vice President, General Counsel,    Not Applicable;
399 Boylston Street                           Secretary and Clerk, CDC IXIS
Boston, MA 02116             Not Applicable   Distribution Corporation; Senior Vice      None
                                              President, General Counsel, Secretary
                                              and Clerk, CDC IXIS Asset Management
                                              Distributors, L.P.; Senior Vice President,
                                              General Counsel, Secretary and Clerk,
                                              CDC IXIS Asset Management Advisers,
                                              L.P.; Executive Vice President, General
                                              Counsel, Secretary, Clerk and Director,
                                              CDC IXIS Asset Management Services,
                                              Inc.

(1)Member of Audit Committee.
(2)Member of Contract Review and Governance Committee.

+Mr. Alaimo is a Trustee of Loomis Sayles Funds I and Loomis Sayles Funds II,
 but not of the CDC Nvest Funds Trusts.
1Except as noted, each Trustee and Officer holds the same positions with CDC
 Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, AEW Real Estate Income Fund, CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust (the "CDC Nvest Funds Trusts") and Loomis Sayles Funds I and Loomis Sayles Funds II (the "Loomis Sayles Funds Trusts" and together with the CDC Nvest Funds Trusts, the "Trusts").
2All Trustees serve until retirement, resignation or removal from the Board.
 The current retirement age is 72. Messrs. Alaimo and White are expected to retire by December 31, 2003.
3Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. ("Loomis Sayles").
4Mr. Hailer is an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors").
5Mr. Voss is an "interested person" of the Trusts because he holds the following positions with entities that may be considered to be affiliated persons of the Trusts: Director of CDC IXIS Asset Management Services, Inc.; Director of CDC IXIS Asset Management Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates, Inc.; Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Loomis, Sayles & Company, Inc.; Member of Reich & Tang Asset Management, LLC; Director of Westpeak Global Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McCullough, Inc.; Director, Hansberger Group, Inc.; Member, Board of Managers, Harris Alternatives L.L.C.; and Director and Member of Executive Board of CDC IXIS Asset Management.
6As of September 30, 2003, Harris Associates Investment Trust has seven series that were overseen by its Board of Trustees.

[LOGO] LS LOOMIS SAYLES FUNDS
         Loomis Sayles Mid Cap Growth Fund
         Loomis Sayles Small Company Growth Fund
         Loomis Sayles Tax-Managed Equity Fund
               (formerly Loomis Sayles Provident Fund)



                    TABLE OF CONTENTS
                    Fund and Manager Review               1
                    Portfolio of Investments              5
                    Statements of Assets and Liabilities 13
                    Statements of Operations             14
                    Statements of Changes in Net Assets  15
                    Financial Highlights                 18
                    Notes to Financial Statements        20
                    Report of Independent Auditors       26


         ANNUAL REPORT
         SEPTEMBER 30, 2003

FUND AND MANAGER REVIEW


LOOMIS SAYLES MID CAP GROWTH FUND

PORTFOLIO REVIEW | Throughout most of the fiscal year we tilted the Fund in favor of companies positioned to benefit from a cyclical economic recovery, de-emphasizing the more stable growth stories that outperformed during the economic downturn. This posture led to significant over-weights in the technology and consumer discretionary sectors, where we believed companies were well positioned to benefit from the unprecedented fiscal and monetary stimuli characteristic of the fiscal year.

Both sectors were important contributors to the Fund's strong one-year return, given their large weighting and strong absolute performance. Among our consumer discretionary stocks, holdings in the technology and business services industries drove the sector's performance. Despite their strong absolute and relative performance in the past two quarters, performance of the Fund's tech stocks did not keep pace with the benchmark's tech stocks for the full 12-month period, causing the Fund to underperform the benchmark, the Russell Midcap Growth Index. In addition, our overweight in the energy sector contributed to the performance shortfall.

The Fund remained under-weighted relative to the index in the financial services, healthcare and materials sectors. Within the healthcare sector, we believe growth rates have peaked for HMOs, drug distributors and many of the device and equipment manufacturers. We remain over-weight in biotech, though, because we continue to find companies with emerging product pipelines or exciting late-stage clinical trials. The Fund typically is under-weighted in the financial services and materials sectors, because we believe they contain few true growth stories.

OUTLOOK| We continue to believe that technology stocks may benefit from a renewed cycle of capital investment, supported by low interest rates and the accelerated depreciation allowance. Many tech companies reduced their cost structures during the recent economic downturn, and as such should enjoy strong operating leverage and the potential for accelerating earnings as the economy gains ground. In addition, we believe the Fund's consumer discretionary holdings are positioned to benefit from a general pick-up in the economy and continued strength in consumer spending.

 KEY FUND FACTS

 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalents

 STRATEGY | Invests primarily in common stocks or other equity securities (which may include securities offered in secondary markets on IPOs) of companies with market capitalization that fall within the capitalization range of the Russell Midcap Growth Index

 FUND INCEPTION DATE | 2/28/01

 EXPENSE RATIO | 0.90%

 TOTAL NET ASSETS | $7.7 million

[PHOTO]   [PHOTO]

Chris Ely Dave Smith
CHRIS ELY DAVE SMITH
[PHOTO]

Phil Fine
PHIL FINE

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2003

                                                             SINCE
             DESCRIPTION                          1 YEAR INCEPTION
             -----------------------------------------------------
             LOOMIS SAYLES MID CAP GROWTH FUND    28.69%  -17.40%
             LIPPER MID-CAP GROWTH FUNDS INDEX(a) 27.76    -8.29
             RUSSELL MIDCAP GROWTH INDEX(a)       38.89    -6.37

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2003(b)

                                    [CHART]

                      Loomis            Lipper
                      Sayles            Mid Cap       Russell
                     Mid Cap            Growth        Midcap
                     Growth             Funds         Growth
                      Fund              Index         Index
                   ----------        ----------     -----------
02/28/2001         $2,500,000        $2,500,000     $2,500,000
03/31/2001          2,212,500         2,234,746      2,142,213
04/30/2001          2,572,500         2,529,397      2,499,294
05/31/2001          2,460,000         2,550,254      2,487,536
06/30/2001          2,385,000         2,540,300      2,488,846
07/31/2001          2,145,000         2,406,684      2,321,004
08/31/2001          1,882,500         2,245,433      2,152,774
09/30/2001          1,497,500         1,921,570      1,796,985
10/31/2001          1,645,000         2,028,555      1,985,876
11/30/2001          1,820,000         2,195,173      2,199,676
12/31/2001          1,842,500         2,290,384      2,283,291
01/31/2002          1,777,500         2,202,790      2,209,151
02/28/2002          1,595,000         2,093,265      2,083,914
03/31/2002          1,727,500         2,225,216      2,242,963
04/30/2002          1,640,000         2,151,243      2,124,210
05/31/2002          1,535,000         2,079,464      2,060,829
06/30/2002          1,385,000         1,892,628      1,833,400
07/31/2002          1,250,000         1,688,512      1,655,275
08/31/2002          1,230,000         1,668,377      1,649,513
09/30/2002          1,185,000         1,564,722      1,518,462
10/31/2002          1,232,500         1,643,623      1,636,078
11/30/2002          1,327,500         1,741,242      1,764,136
12/31/2002          1,170,000         1,638,309      1,657,550
01/31/2003          1,155,000         1,614,009      1,641,277
02/28/2003          1,145,000         1,589,093      1,627,005
03/31/2003          1,152,500         1,611,832      1,657,302
04/30/2003          1,240,000         1,724,897      1,770,143
05/31/2003          1,377,500         1,867,519      1,940,467
06/30/2003          1,377,500         1,896,753      1,968,141
07/31/2003          1,452,500         1,971,566      2,038,472
08/31/2003          1,590,000         2,068,530      2,150,734
09/30/2003          1,525,000         1,999,120      2,109,033


Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Please see page 4 for a description of the indexes and important risk disclosure. (b) The mountain chart is based on the Fund's minimum initial investment of $2,500,000.

FUND AND MANAGER REVIEW



LOOMIS SAYLES SMALL COMPANY GROWTH FUND

PORTFOLIO REVIEW | At the end of the previous fiscal year the bear market of 2000-2002 was reaching its nadir. Investors were selling stocks in nearly all sectors--and at times indiscriminately. Consequently, valuations became attractive and fundamentals showed signs of improvement after several difficult years, particularly among technology stocks. These factors provided the foundation for the gains experienced during the past 12 months.

We took advantage of these positive valuation trends and over-weighted the technology and consumer discretionary sectors relative to the index. These over-weights were not due to a "top-down" view of the market or the economy; instead, they were the result of our finding a number of exciting opportunities in these sectors. Both sectors include an eclectic mix of companies, and we were able to identify many businesses with steady growth trends and solid profitability.

The Fund's energy sector was the only group that declined during the year, primarily due to the defensive nature of energy stocks. But our exposure to energy was relatively small, so the impact on Fund performance was minimal.

We believe the Fund outperformed the Russell 2000 Growth Index, the Fund's benchmark, during the fiscal year because we remained loyal to the small cap growth style throughout the difficult days of the bear market. Despite the challenges the bear market presented, we did not raise significant amounts of cash or dramatically alter the portfolio's construction to become more defensive. As such, when the bear market ended in early October, the Fund was well positioned to benefit from the rebound.

OUTLOOK | We will continue to focus on companies that we believe can produce sustained and/or accelerating growth over the next few years. We believe the traditional growth sectors of the economy--services, technology and healthcare--may produce the greatest number of opportunities in the months ahead, due to current economic trends and favorable demographics.
 KEY FUND FACTS

 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalents

 STRATEGY | Invests primarily in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index

 FUND INCEPTION DATE | 5/7/99

 EXPENSE RATIO | 0.90%

 TOTAL NET ASSETS | $24.2 million

[PHOTO]   [PHOTO]

Chris Ely Dave Smith
CHRIS ELY DAVE SMITH

[PHOTO]

Phil Fine
PHIL FINE


 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2003

                                                                    SINCE
      FUND NAME                               1 YEAR 3 YEARS INCEPTION(a)
      -------------------------------------------------------------------
      LOOMIS SAYLES SMALL COMPANY GROWTH FUND 43.33% -24.86%    -3.90%
      LIPPER SMALL-CAP GROWTH FUNDS INDEX(b)  36.14  -12.09      4.14
      RUSSELL 2000 GROWTH INDEX(b)            41.72  -12.67     -3.21
      RUSSELL 2000 INDEX(b)                   36.50   -0.82      4.13

 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2003(c)

                                    [CHART]

           Loomis Sayles Small   Lipper Small-Cap    Russell 2000  Russell 2000
           Company Growth Fund  Growth Funds Index   Growth Index      Index
           -------------------  ------------------   ------------  ------------
05/07/1999        $3,000,000        $3,000,000         $3,000,000    $3,000,000
05/31/1999         2,934,000         3,016,354          3,004,753     3,043,821
06/30/1999         3,396,000         3,298,675          3,163,029     3,181,461
07/31/1999         3,273,000         3,287,027          3,065,220     3,094,164
08/31/1999         3,315,000         3,240,941          2,950,585     2,979,653
09/30/1999         3,501,000         3,358,429          3,007,498     2,980,303
10/31/1999         3,951,000         3,554,247          3,084,532     2,992,374
11/30/1999         4,338,000         4,002,685          3,410,680     3,171,047
12/31/1999         5,331,000         4,809,787          4,011,818     3,530,009
01/31/2000         5,382,000         4,759,699          3,974,482     3,473,322
02/29/2000         7,368,000         6,154,247          4,899,203     4,046,892
03/31/2000         6,417,000         5,671,181          4,384,218     3,780,078
04/30/2000         5,703,000         4,970,115          3,941,564     3,552,611
05/31/2000         5,004,000         4,563,770          3,596,423     3,345,559
06/30/2000         6,156,000         5,367,502          4,061,012     3,637,195
07/31/2000         5,229,000         5,018,298          3,712,981     3,520,175
08/31/2000         6,141,000         5,557,998          4,103,539     3,788,767
09/30/2000         5,934,000         5,282,750          3,899,678     3,677,414
10/31/2000         5,349,000         4,886,405          3,583,124     3,513,254
11/30/2000         4,002,000         4,054,260          2,932,549     3,152,614
12/31/2000         4,508,999         4,412,859          3,111,995     3,423,368
01/31/2001         4,393,305         4,547,319          3,363,881     3,601,600
02/28/2001         3,495,159         3,965,154          2,902,774     3,365,283
03/31/2001         3,123,722         3,580,050          2,638,858     3,200,667
04/30/2001         3,534,738         3,966,561          2,961,925     3,451,054
05/31/2001         3,434,268         4,074,036          3,030,531     3,535,880
06/30/2001         3,437,312         4,176,764          3,113,175     3,657,972
07/31/2001         3,248,549         3,943,935          2,847,589     3,459,969
08/31/2001         3,004,984         3,710,450          2,669,754     3,348,217
09/30/2001         2,456,963         3,131,357          2,238,977     2,897,505
10/31/2001         2,700,528         3,360,816          2,454,374     3,067,068
11/30/2001         2,895,380         3,621,247          2,659,251     3,304,510
12/31/2001         3,050,653         3,840,612          2,824,813     3,508,476
01/31/2002         2,892,335         3,724,480          2,724,318     3,471,984
02/28/2002         2,603,102         3,499,090          2,547,990     3,376,829
03/31/2002         2,846,667         3,785,168          2,769,458     3,648,232
04/30/2002         2,715,751         3,685,299          2,709,539     3,681,480
05/31/2002         2,526,988         3,537,460          2,551,112     3,518,089
06/30/2002         2,393,027         3,274,603          2,334,782     3,343,530
07/31/2002         1,918,075         2,810,198          1,975,945     2,838,554
08/31/2002         1,921,120         2,806,116          1,975,026     2,831,326
09/30/2002         1,756,713         2,635,933          1,832,366     2,627,997
10/31/2002         1,863,273         2,748,407          1,925,048     2,712,256
11/30/2002         1,988,100         2,978,613          2,115,891     2,954,308
12/31/2002         1,826,738         2,779,617          1,969,971     2,789,815
01/31/2003         1,762,802         2,706,216          1,916,453     2,712,601
02/28/2003         1,723,223         2,621,886          1,865,348     2,630,638
03/31/2003         1,732,357         2,675,954          1,893,587     2,664,512
04/30/2003         1,918,075         2,897,118          2,072,796     2,917,154
05/31/2003         2,134,239         3,192,537          2,306,381     3,230,202
06/30/2003         2,216,442         3,300,728          2,350,829     3,288,658
07/31/2003         2,389,982         3,493,734          2,528,543     3,494,430
08/31/2003         2,563,523         3,678,998          2,664,357     3,654,645
09/30/2003         2,517,854         3,588,638          2,596,912     3,587,186


Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month-end closest to the Fund's inception date (April 30, 1999). (b) Please see page 4 for a description of the indexes and important risk disclosure. (c) The mountain chart is based on the Fund's minimum initial investment of $3,000,000.

FUND AND MANAGER REVIEW


LOOMIS SAYLES TAX-MANAGED EQUITY FUND

PORTFOLIO REVIEW | We focused on uncovering companies with solid earnings growth potential and attractive valuations. We found many such companies within the consumer discretionary, industrial, information technology and materials sectors--areas that we feel have a direct correlation to improving economic growth. In particular, we believe consumer discretionary stocks should benefit from employment growth and an increase in consumer income levels. The industrial and materials sectors should benefit from a rebuilding of inventories and an increased demand for commodities. A rebound in information technology spending already has led to revenue growth among hardware and semiconductor manufacturers. In fact, stocks in this sector were among the Fund's leading performers for the fiscal year.

As of June 1, 2003, the Fund began using a tax-managed approach as a principal investment strategy. In seeking its investment objective, the Fund will use this approach in an effort to minimize the effect of U.S. federal (and, in some cases, state) income tax on investment returns for investors who are subject to such tax.

In addition, the Fund realized strong performance from the telecommunication services and utilities sectors. These sectors primarily consist of stocks with higher dividend yields, and high-dividend stocks benefited from lower interest rates and the favorable change in the tax treatment of dividends.

In general, we avoided purchasing more stocks in the financials, consumer staples and health care sectors. We were concerned about the potential for rising interest rates and the impact higher rates would have on margins at many banks and financial companies. Consumer staples stocks suffered due to reduced earnings growth resulting from increased pricing pressures. Pricing issues also dampened the health care sector, where many large pharmaceutical companies faced patent expirations.

The Fund underperformed the S&P 500 Index, the Fund's benchmark, for the one-year period, primarily due to a significant cash position we held pending a large redemption.

OUTLOOK | We believe stocks may continue to offer attractive return potential for investors. Low interest rates, productivity enhancements, tax cuts and improving economic growth may continue to drive strong earnings and cash flow in the months ahead.

 KEY FUND FACTS
 OBJECTIVE | Long-term capital growth from investments in common stocks or their equivalents
 STRATEGY | Invests primarily in equity securities and may invest in companies of any size. The Fund uses a tax-managed approach in an effort to minimize the effect of federal income tax
 FUND INCEPTION DATE | 10/1/95
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.65%
 TOTAL NET ASSETS | $2.5 million

 [PHOTO]     [PHOTO]

Robert Ix Mark A. Shank
ROBERT IX MARK A. SHANK

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2003

                                                             SINCE           SINCE
FUND NAME                1 YEAR 3 YEARS 5 YEARS REGISTRATION(a)(b) INCEPTION(a)(b)
----------------------------------------------------------------------------------
LOOMIS SAYLES TAX-
MANAGED EQUITY FUND      13.50%  -4.97%  7.20%         8.40%            9.77%
RETURN AFTER TAXES ON
DISTRIBUTION             13.30   -7.46   2.07          4.09             6.11
RETURN AFTER TAXES ON
DISTRIBUTION AND SALE OF
FUND SHARES               8.28   -4.96   4.20          5.48             6.93
LIPPER MULTI-CAP CORE
FUNDS INDEX(c)           24.77   -8.84   2.83          4.93             7.63
S&P 500 INDEX(c)         24.40  -10.13   1.00          5.10             8.61

 CUMULATIVE PERFORMANCE REGISTRATION TO SEPTEMBER 30, 2003(d)

                                    [CHART]

            Loomis Sayles Tax-    Lipper Multi-Cap
           Managed Equity Fund       Core Index       S&P 500 Index
           -------------------    ----------------    -------------
03/07/1997       $250,000              $250,000         $250,000
03/31/1997        239,400               240,761          239,728
04/30/1997        249,995               249,093          254,039
05/31/1997        260,386               265,902          269,506
06/30/1997        264,664               275,935          281,581
07/31/1997        285,059               296,903          303,985
08/31/1997        272,223               288,745          286,955
09/30/1997        281,799               304,622          302,671
10/31/1997        272,630               293,161          292,563
11/30/1997        273,853               298,142          306,106
12/31/1997        270,575               302,300          311,363
01/31/1998        274,989               303,991          314,807
02/28/1998        295,293               325,697          337,512
03/31/1998        310,079               340,978          354,796
04/30/1998        316,259               344,674          358,365
05/31/1998        307,210               335,215          352,206
06/30/1998        316,700               344,621          366,512
07/31/1998        319,128               337,592          362,609
08/31/1998        272,561               285,037          310,184
09/30/1998        299,927               298,549          330,055
10/31/1998        312,507               318,921          356,902
11/30/1998        327,514               336,014          378,533
12/31/1998        363,190               358,799          400,346
01/31/1999        375,218               370,701          417,087
02/28/1999        362,604               356,420          404,125
03/31/1999        383,139               367,674          420,293
04/30/1999        394,287               382,673          436,569
05/31/1999        388,420               378,397          426,260
06/30/1999        413,943               396,944          449,917
07/31/1999        411,890               388,203          435,868
08/31/1999        406,902               381,437          433,712
09/30/1999        394,874               371,928          421,822
10/31/1999        400,155               390,806          448,515
11/30/1999        402,795               403,387          457,632
12/31/1999        430,627               433,310          484,585
01/31/2000        417,766               421,067          460,238
02/29/2000        439,940               437,289          451,526
03/31/2000        482,958               465,317          495,699
04/30/2000        482,958               448,043          480,785
05/31/2000        489,611               432,472          470,921
06/30/2000        482,515               450,709          482,531
07/31/2000        473,202               443,666          474,989
08/31/2000        510,455               474,966          504,490
09/30/2000        494,933               453,148          477,856
10/31/2000        494,489               448,028          475,836
11/30/2000        482,071               409,881          438,322
12/31/2000        505,560               418,852          440,467
01/31/2001        484,405               433,310          456,094
02/28/2001        473,013               394,303          414,507
03/31/2001        457,825               370,916          388,248
04/30/2001        474,098               400,964          418,418
05/31/2001        477,895               404,342          421,222
06/30/2001        459,995               397,384          410,970
07/31/2001        455,113               389,394          406,924
08/31/2001        436,669               367,333          381,450
09/30/2001        416,056               329,678          350,647
10/31/2001        423,108               338,629          357,333
11/30/2001        438,297               365,222          384,743
12/31/2001        446,478               373,780          388,114
01/31/2002        442,615               365,514          382,450
02/28/2002        440,959               358,912          375,074
03/31/2002        461,931               373,438          389,180
04/30/2002        454,205               357,565          365,585
05/31/2002        451,997               354,636          362,892
06/30/2002        427,714               326,853          337,043
07/31/2002        399,016               301,075          310,776
08/31/2002        397,360               302,980          312,810
09/30/2002        374,181               275,117          278,814
10/31/2002        387,978               292,537          303,354
11/30/2002        399,568               310,351          321,209
12/31/2002        388,649               292,519          302,338
01/31/2003        376,452               287,579          294,418
02/28/2003        374,234               282,614          290,001
03/31/2003        375,343               283,528          292,816
04/30/2003        399,183               305,579          316,936
05/31/2003        418,588               326,243          333,634
06/30/2003        419,142               331,114          337,890
07/31/2003        426,350               337,512          343,848
08/31/2003        434,666               347,890          350,554
09/30/2003        424,695               343,263          346,831


 CUMULATIVE PERFORMANCE INCEPTION TO SEPTEMBER 30, 2003(d)

                                    [CHART]

             Loomis Sayles Tax-     Lipper Multi-Cap
             Managed Equity Fund        Core Index      S&P 500 Index
             -------------------    -----------------   -------------
10/01/1995         $250,000            $250,000           $250,000
10/31/1995          245,000             246,367            249,106
11/30/1995          251,000             256,957            260,042
12/31/1995          251,056             260,604            265,051
01/31/1996          250,806             267,360            274,072
02/29/1996          255,316             272,840            276,613
03/31/1996          255,316             276,407            279,276
04/30/1996          261,079             283,096            283,393
05/31/1996          265,087             288,628            290,702
06/30/1996          263,334             285,556            291,811
07/31/1996          248,801             271,583            278,918
08/31/1996          257,070             280,648            284,802
09/30/1996          270,600             294,863            300,832
10/31/1996          277,114             298,544            309,129
11/30/1996          297,158             317,833            332,495
12/31/1996          290,230             313,950            325,907
01/31/1997          308,432             328,827            346,268
02/28/1997          305,904             327,853            348,982
03/31/1997          297,056             315,737            334,643
04/30/1997          310,202             326,663            354,621
05/31/1997          323,096             348,707            376,211
06/30/1997          328,405             361,864            393,066
07/31/1997          353,712             389,362            424,342
08/31/1997          337,783             378,663            400,569
09/30/1997          349,666             399,485            422,507
10/31/1997          338,289             384,455            408,396
11/30/1997          339,806             390,987            427,302
12/31/1997          335,738             396,440            434,641
01/31/1998          341,215             398,658            439,448
02/28/1998          366,409             427,122            471,143
03/31/1998          384,757             447,163            495,270
04/30/1998          392,425             452,009            500,252
05/31/1998          381,197             439,604            491,654
06/30/1998          392,973             451,940            511,625
07/31/1998          395,985             442,722            506,177
08/31/1998          338,203             373,801            432,995
09/30/1998          372,160             391,521            460,733
10/31/1998          387,769             418,236            498,210
11/30/1998          406,391             440,653            528,405
12/31/1998          450,659             470,533            558,855
01/31/1999          465,584             486,141            582,224
02/28/1999          449,931             467,414            564,129
03/31/1999          475,413             482,172            586,699
04/30/1999          489,246             501,842            609,419
05/31/1999          481,965             496,235            595,028
06/30/1999          513,635             520,557            628,051
07/31/1999          511,087             509,094            608,440
08/31/1999          504,898             500,221            605,430
09/30/1999          489,974             487,751            588,833
10/31/1999          496,526             512,507            626,095
11/30/1999          499,802             529,006            638,822
12/31/1999          534,337             568,248            676,446
01/31/2000          518,378             552,192            642,460
02/29/2000          545,893             573,466            630,298
03/31/2000          599,271             610,222            691,960
04/30/2000          599,271             587,569            671,142
05/31/2000          607,526             567,148            657,372
06/30/2000          598,721             591,065            673,578
07/31/2000          587,165             581,829            663,050
08/31/2000          633,390             622,876            704,232
09/30/2000          614,129             594,263            667,053
10/31/2000          613,579             587,549            664,233
11/30/2000          598,171             537,523            611,866
12/31/2000          627,316             549,287            614,860
01/31/2001          601,066             568,248            636,675
02/28/2001          586,931             517,094            578,622
03/31/2001          568,085             486,423            541,966
04/30/2001          588,277             525,828            584,082
05/31/2001          592,989             530,259            587,995
06/30/2001          570,777             521,134            573,684
07/31/2001          564,719             510,656            568,037
08/31/2001          541,834             481,724            532,477
09/30/2001          516,257             432,343            489,478
10/31/2001          525,007             444,082            498,812
11/30/2001          543,854             478,956            537,074
12/31/2001          554,006             490,179            541,779
01/31/2002          549,212             479,339            533,873
02/28/2002          547,158             470,681            523,577
03/31/2002          573,180             489,731            543,268
04/30/2002          563,593             468,915            510,331
05/31/2002          560,854             465,074            506,571
06/30/2002          530,722             428,638            470,488
07/31/2002          495,113             394,834            433,821
08/31/2002          493,058             397,332            436,660
09/30/2002          464,296             360,792            389,204
10/31/2002          481,417             383,636            423,460
11/30/2002          495,797             406,998            448,385
12/31/2002          482,249             383,612            422,043
01/31/2003          467,114             377,135            410,987
02/28/2003          464,363             370,624            404,820
03/31/2003          465,739             371,822            408,751
04/30/2003          495,320             400,739            442,420
05/31/2003          519,398             427,839            465,730
06/30/2003          520,086             434,227            471,671
07/31/2003          529,029             442,617            479,987
08/31/2003          539,349             456,227            489,348
09/30/2003          526,966             450,159            484,151

Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.
(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our shareholders. (b) Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates (September 30, 1995 and February 28, 1997, respectively). (c) Please see page 4 for a description of the indexes, important risk disclosure and disclosure related to after tax returns. (d) The mountain chart is based on the Fund's minimum initial investment of $250,000.

DISCLOSURE

LOOMIS SAYLES MID CAP GROWTH FUND, LOOMIS SAYLES SMALL COMPANY GROWTH FUND, LOOMIS SAYLES TAX-MANAGED EQUITY FUND
Small and mid-cap stocks may be more volatile and subject to wider value fluctuations than larger, more established companies. The secondary market of small and mid-cap stocks may be less liquid, or harder to sell, which could also adversely impact the Fund's value. Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. Growth funds involve increased risks because, in part, the value of the Fund's underlying securities is based on future expectations that may or may not be met.

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Lipper Multi-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the multi-cap core funds investment objective. Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.
Source: Lipper, Inc.

Russell Midcap Growth Index is an index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

AFTER TAX RETURNS
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distribution or even the Return Before Taxes.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

LOOMIS SAYLES MID CAP GROWTH FUND


                                                 SHARES  VALUE +
----------------------------------------------------------------

COMMON STOCKS - 98.3% OF NET ASSETS

AIRLINES - 2.0%
Jetblue Airways Corp.*                            2,500 $152,425
                                                        --------
BIOTECHNOLOGY - 7.7%
Amylin Pharmaceuticals, Inc.*                     3,200   90,368
Celgene Corp.*                                    2,650  114,824
Gilead Sciences, Inc.*                            1,050   58,727
Human Genome Sciences, Inc.*                      3,775   51,567
ICOS Corp.*                                       2,150   82,388
Invitrogen Corp.*                                 1,400   81,186
OSI Pharmaceuticals, Inc.*                        1,100   35,717
Telik, Inc.*                                      3,850   77,192
                                                        --------
                                                         591,969
                                                        --------
CAPITAL MARKETS - 2.2%
Ameritrade Holding Corp.*                        14,975  168,469
                                                        --------
COMMERCIAL SERVICES & SUPPLIES - 7.9%
Apollo Group, Inc.-University of Phoenix Online*  2,616  174,173
Career Education Corp.*                           2,675  121,178
Corinthian Colleges, Inc.*                        2,500  142,900
Monster Worldwide, Inc.*                          6,675  168,076
                                                        --------
                                                         606,327
                                                        --------
COMMUNICATIONS EQUIPMENT - 8.1%
Avaya, Inc.*                                      9,725  106,003
Foundry Networks, Inc.*                           8,250  177,457
Juniper Networks, Inc.*                           7,975  118,987
NetScreen Technologies, Inc.*                     5,850  130,045
Sonus Networks, Inc.*                            12,300   85,239
                                                        --------
                                                         617,731
                                                        --------
COMPUTERS & PERIPHERALS - 6.7%
ATI Technologies, Inc. *                         11,850  175,972
Network Appliance, Inc.*                          8,550  175,531
SanDisk Corp. *                                   2,575  164,131
                                                        --------
                                                         515,634
                                                        --------
ENERGY EQUIPMENT & SERVICES - 1.9%
Rowan Cos., Inc.                                  5,975  146,866
                                                        --------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
Zimmer Holdings, Inc.*                            2,700  148,770
                                                        --------
HEALTH CARE PROVIDERS & SERVICES - 1.5%
Odyssey Healthcare, Inc.*                         3,900  116,298
                                                        --------
HOTELS RESTAURANTS & LEISURE - 1.6%
Station Casinos, Inc.                             3,875  118,575
                                                        --------
INSURANCE - 1.4%
Everest Re Group Ltd.                             1,400  105,224
                                                        --------
INTERNET & CATALOG RETAIL - 3.9%
Amazon.com, Inc.*                                 3,725  180,141
Netflix, Inc.*                                    3,625  121,836
                                                        --------
                                                         301,977
                                                        --------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

                                                 SHARES    VALUE +
------------------------------------------------------------------

COMMON STOCKS - CONTINUED

INTERNET SOFTWARE & SERVICES - 12.0%
Ask Jeeves, Inc.*                                 5,775 $  100,485
CNET Networks, Inc.*                              9,050     64,074
DoubleClick, Inc.*                               10,050    108,238
j2 Global Communications, Inc.*                   3,050    115,381
Netease.com, Inc. ADR*                            2,750    153,505
Sohu.com, Inc.*                                   3,325    103,408
United Online, Inc.*                              4,900    170,128
VeriSign, Inc.*                                   7,650    103,046
                                                        ----------
                                                           918,265
                                                        ----------
IT SERVICES - 2.0%
Cognizant Technology Solutions Corp.*             4,225    154,086
                                                        ----------
LEISURE EQUIPMENT & PRODUCTS - 2.0%
Leapfrog Enterprises, Inc.*                       3,950    150,100
                                                        ----------
MEDIA - 3.1%
Univision Communications, Inc., Class A*          4,600    146,878
XM Satellite Radio Holdings, Inc.*                6,025     93,568
                                                        ----------
                                                           240,446
                                                        ----------
PHARMACEUTICALS - 5.6%
Angiotech Pharmaceuticals, Inc.*                  2,600    113,490
Esperion Therapeutics, Inc.*                      3,800     73,644
Medicines Co.*                                    3,500     91,000
Pharmaceutical Resources, Inc.*                   2,175    148,379
                                                        ----------
                                                           426,513
                                                        ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 13.2%
Amkor Technology, Inc.*                           6,825     96,983
Cymer, Inc.*                                      2,550    105,060
Cypress Semiconductor Corp.*                     10,925    193,154
KLA-Tencor Corp.*                                 2,975    152,915
Marvell Technology Group Ltd.*                    4,275    161,382
OmniVision Technologies, Inc.*                    2,625    110,880
PMC-Sierra, Inc.*                                 8,875    117,070
Vitesse Semiconductor Corp.*                     11,650     74,560
                                                        ----------
                                                         1,012,004
                                                        ----------
SOFTWARE - 8.8%
BEA Systems, Inc.*                                8,450    101,822
Business Objects SA ADR*                          4,325    107,909
Electronic Arts, Inc.*                            1,675    154,485
Mercury Interactive Corp.*                        3,375    153,259
VERITAS Software Corp.*                           4,950    155,430
                                                        ----------
                                                           672,905
                                                        ----------
SPECIALTY RETAIL - 3.2%
Chico's FAS, Inc.*                                4,650    142,476
Williams-Sonoma, Inc.*                            3,800    102,524
                                                        ----------
                                                           245,000
                                                        ----------

                                                SHARES    VALUE +
-----------------------------------------------------------------

COMMON STOCKS - CONTINUED

TEXTILES APPAREL & LUXURY GOODS - 1.6%
Coach, Inc.*                                    2,175  $  118,755
                                                       ----------

TOTAL COMMON STOCKS
 (Identified Cost $6,092,973)                           7,528,339
                                                       ----------

TOTAL INVESTMENTS - 98.3%
 (Identified Cost $6,092,973)@                          7,528,339
 Cash and Other Assets, Less Liabilities--1.7%            131,765
                                                       ----------

NET ASSETS - 100%                                      $7,660,104
                                                       ----------

+  See Note 2.
*  Non-income producing security
@ At September 30, 2003, the net unrealized appreciation on investments based on cost of $6,093,065 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,558,076 and $ 122,802, respectively, resulting in net unrealized appreciation of $1,435,274.
   Key to Abbreviations: ADR: American Depositary Receipt

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

LOOMIS SAYLES SMALL COMPANY GROWTH FUND


                                             SHARES    VALUE +
--------------------------------------------------------------

COMMON STOCKS - 97.8% OF NET ASSETS

AIRLINES - 1.7%
AirTran Holdings, Inc.*                      24,975 $  418,331
                                                    ----------
BIOTECHNOLOGY - 4.4%
Exact Sciences Corp.*                        11,575    156,263
ILEX Oncology, Inc.*                         10,350    171,913
NPS Pharmaceuticals, Inc.*                    8,450    235,332
Tanox, Inc.*                                  8,300    166,083
Telik, Inc.*                                  9,000    180,450
XOMA Ltd.*                                   22,350    165,390
                                                    ----------
                                                     1,075,431
                                                    ----------
COMMERCIAL BANKS - 3.1%
East West Bancorp, Inc.                       8,575    366,581
UCBH Holdings, Inc.                          12,825    387,700
                                                    ----------
                                                       754,281
                                                    ----------
COMMERCIAL SERVICES & SUPPLIES - 5.6%
Corporate Executive Board Co.*                5,175    242,966
CoStar Group, Inc.*                          12,950    336,700
DiamondCluster International, Inc., Class A* 34,075    230,688
Navigant Consulting, Inc.*                   15,675    192,959
Strayer Education, Inc.                       3,700    357,827
                                                    ----------
                                                     1,361,140
                                                    ----------
COMMUNICATIONS EQUIPMENT - 7.2%
Enterasys Networks, Inc.*                    53,150    212,600
Packeteer, Inc.*                             28,375    341,919
Performance Technologies, Inc.*              21,900    268,275
SafeNet, Inc.*                               14,200    513,046
SpectraLink Corp.*                           21,575    403,021
                                                    ----------
                                                     1,738,861
                                                    ----------
COMPUTERS & PERIPHERALS - 4.0%
Advanced Digital Information Corp.*          26,350    369,427
Dot Hill Systems Corp.*                      26,275    361,544
M-Systems Flash Disk Pioneers Ltd.*          14,775    231,820
                                                    ----------
                                                       962,791
                                                    ----------
CONSUMER FINANCE - 1.6%
iDine Rewards Networks, Inc.*                23,600    383,500
                                                    ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.4%
Digital Theater Systems, Inc.*                7,725    220,016
Lexar Media, Inc.*                           29,375    500,550
TTM Technologies, Inc.*                      24,850    354,858
                                                    ----------
                                                     1,075,424
                                                    ----------
FOOD PRODUCTS - 1.4%
Peet's Coffee & Tea, Inc.*                   17,700    346,035
                                                    ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.3%
Epix Medical, Inc.*                          11,250    191,475
Interpore International, Inc.*               10,325    158,592
Kyphon, Inc.*                                10,350    201,825
                                                    ----------
                                                       551,892
                                                    ----------

                                                 SHARES    VALUE +
------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTH CARE PROVIDERS & SERVICES - 7.4%
Advisory Board Co.*                              10,100 $  459,045
Odyssey Healthcare, Inc.*                        15,668    467,220
United Surgical Partners International, Inc.*    14,375    406,812
VistaCare, Inc., Class A*                        14,700    460,110
                                                        ----------
                                                         1,793,187
                                                        ----------
HOTELS RESTAURANTS & LEISURE - 2.0%
Station Casinos, Inc.                            15,950    488,070
                                                        ----------
INTERNET & CATALOG RETAIL - 0.5%
RedEnvelope, Inc.*                                9,175    128,450
                                                        ----------
INTERNET SOFTWARE & SERVICES - 11.7%
Ask Jeeves, Inc.*                                18,100    314,940
CNET Networks, Inc.*                             12,575     89,031
DoubleClick, Inc.*                               20,225    217,823
eCollege.com*                                    25,300    509,542
j2 Global Communications, Inc.*                  11,950    452,068
Netegrity, Inc.*                                 16,875    168,919
RealNetworks, Inc.*                               9,925     65,009
SkillSoft Plc*                                   34,925    260,191
SonicWALL, Inc.*                                 29,125    168,634
United Online, Inc.*                             16,700    579,824
                                                        ----------
                                                         2,825,981
                                                        ----------
LEISURE EQUIPMENT & PRODUCTS - 2.0%
Leapfrog Enterprises, Inc.*                      12,600    478,800
                                                        ----------
MEDIA - 2.1%
Cumulus Media, Inc., Class A*                     5,550     94,627
Harris Interactive, Inc.*                        23,800    167,552
XM Satellite Radio Holdings, Inc.*               15,175    235,668
                                                        ----------
                                                           497,847
                                                        ----------
PHARMACEUTICALS - 5.8%
Angiotech Pharmaceuticals, Inc.*                  3,825    166,961
AtheroGenics, Inc.*                              10,850    181,629
Esperion Therapeutics, Inc.*                      9,025    174,905
Flamel Technologies S.A.*                         5,900    198,889
Impax Laboratories, Inc.*                        19,100    238,941
Medicines Co.*                                    9,425    245,050
POZEN, Inc.*                                     10,900    193,802
                                                        ----------
                                                         1,400,177
                                                        ----------
ROAD & RAIL - 1.6%
Old Dominion Freight Line, Inc.*                 13,462    391,610
                                                        ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 10.8%
Actel Corp.*                                     13,775    330,187
Asyst Technologies, Inc.*                        26,300    370,041
ATMI, Inc.*                                      14,525    367,046
August Technology Corp.*                         17,925    255,252
FormFactor, Inc.*                                12,200    263,886
OmniVision Technologies, Inc.*                    8,350    352,704

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

                                                                               SHARES     VALUE +
-------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Power Integrations, Inc.*                                                     12,225  $   406,359
Sigmatel, Inc.*                                                               13,175      271,537
                                                                                      -----------
                                                                                        2,617,012
                                                                                      -----------
SOFTWARE - 10.8%
Altiris, Inc.*                                                                16,850      442,818
Concord Communications, Inc.*                                                 23,825      311,869
Documentum, Inc.*                                                             18,750      399,562
Embarcadero Technologies, Inc.*                                               37,650      378,006
JDA Software Group, Inc.*                                                     24,950      371,007
Kronos, Inc.*                                                                  4,450      235,450
RSA Security, Inc.*                                                           33,825      483,021
                                                                                      -----------
                                                                                        2,621,733
                                                                                      -----------
SPECIALTY RETAIL - 6.3%
Jos. A. Bank Clothiers, Inc.*                                                  8,575      377,043
Select Comfort Corp.*                                                         16,125      427,312
The Sports Authority, Inc.*                                                   13,475      423,924
Tractor Supply Co.*                                                            8,825      289,548
                                                                                      -----------
                                                                                        1,517,827
                                                                                      -----------
WIRELESS TELECOMMUNICATION SERVICES - 1.1%
At Road, Inc.*                                                                19,175      257,904
                                                                                      -----------

TOTAL COMMON STOCKS
 (Identified Cost $18,929,233)                                                         23,686,284
                                                                                      -----------

                                                                          FACE AMOUNT
-------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 5.6% OF NET ASSETS
Repurchase Agreement with State Street Corp., dated 9/30/03 at 0.350%
to be repurchased at $1,366,013 on 10/01/03 collateralized by $1,355,000
U.S. Treasury Note, 3.375% due 4/30/04 with a value of $1,395,819         $1,366,000    1,366,000
                                                                                      -----------

TOTAL SHORT-TERM INVESTMENT
 (Identified Cost $1,366,000)                                                           1,366,000
                                                                                      -----------

TOTAL INVESTMENTS - 103.4%
 (Identified Cost $20,295,233)@                                                        25,052,284
 Liabilities, Less Cash and Other Assets--(3.4%)                                        (821,926)
                                                                                      -----------

NET ASSETS - 100%                                                                     $24,230,358
                                                                                      -----------

+  See Note 2.
*  Non-income producing security
@ At September 30, 2003, the net unrealized appreciation on investments based on cost of $20,511,274 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $4,835,699 and $294,689, respectively, resulting in net unrealized appreciation of $4,541,010.

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

LOOMIS SAYLES TAX-MANAGED EQUITY FUND


                                              SHARES  VALUE +
-------------------------------------------------------------

COMMON STOCKS - 97.4% OF NET ASSETS

AEROSPACE & DEFENSE - 2.3%
Northrop Grumman Corp.                          650  $ 56,043
                                                     --------
AUTOMOBILES - 2.0%
Harley-Davidson, Inc.                         1,050    50,610
                                                     --------
BEVERAGES - 2.8%
PepsiCo, Inc.                                 1,500    68,745
                                                     --------
BIOTECHNOLOGY - 2.0%
Amgen, Inc.*                                    775    50,042
                                                     --------
BUILDING PRODUCTS - 2.1%
Masco Corp.                                   2,175    53,244
                                                     --------
CAPITAL MARKETS - 2.4%
Goldman Sachs Group, Inc.                       725    60,828
                                                     --------
CHEMICALS - 3.0%
Praxair, Inc.                                 1,200    74,340
                                                     --------
COMMERCIAL BANKS - 3.1%
Wells Fargo & Co.                             1,475    75,962
                                                     --------
COMMUNICATIONS EQUIPMENT - 6.5%
Cisco Systems, Inc.*                          3,175    62,039
Harris Corp.                                  1,625    58,159
Nokia Oyj ADR                                 2,625    40,950
                                                     --------
                                                      161,148
                                                     --------
COMPUTERS & PERIPHERALS - 2.0%
Dell, Inc.*                                   1,500    50,085
                                                     --------
DIVERSIFIED FINANCIAL SERVICES - 2.7%
Citigroup, Inc.                               1,500    68,265
                                                     --------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.8%
CenturyTel, Inc.                              2,050    69,475
                                                     --------
ELECTRIC UTILITIES - 2.5%
Dominion Resources, Inc.                      1,000    61,900
                                                     --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.9%
Flextronics International Ltd.*               3,300    46,794
                                                     --------
ENERGY EQUIPMENT & SERVICES - 1.2%
GlobalSantaFe Corp.                           1,200    28,740
                                                     --------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.5%
Medtronic, Inc.                               1,325    62,169
                                                     --------
HEALTH CARE PROVIDERS & SERVICES - 3.9%
Cardinal Health, Inc.                         1,025    59,850
Caremark Rx, Inc.*                            1,700    38,420
                                                     --------
                                                       98,270
                                                     --------
HOTELS RESTAURANTS & LEISURE - 3.5%
Brinker International, Inc.*                  1,100    36,696
Carnival Corp.                                1,525    50,157
                                                     --------
                                                       86,853
                                                     --------
HOUSEHOLD DURABLES - 2.3%
Leggett & Platt, Inc.                         2,625    56,779
                                                     --------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

                                                 SHARES    VALUE +
------------------------------------------------------------------

COMMON STOCKS - CONTINUED

INDUSTRIAL CONGLOMERATES - 3.2%
General Electric Co.                             2,675  $   79,742
                                                        ----------
INSURANCE - 6.0%
AFLAC, Inc.                                      2,450      79,135
American International Group, Inc.               1,225      70,682
                                                        ----------
                                                           149,817
                                                        ----------
IT SERVICES - 6.5%
Affiliated Computer Services, Inc., Class A*     1,000      48,690
First Data Corp.                                 1,400      55,944
SunGard Data Systems, Inc.*                      2,175      57,224
                                                        ----------
                                                           161,858
                                                        ----------
MACHINERY - 4.1%
Danaher Corp.                                      750      55,395
Illinois Tool Works, Inc.                          700      46,382
                                                        ----------
                                                           101,777
                                                        ----------
MEDIA - 2.5%
Viacom, Inc., Class B                            1,600      61,280
                                                        ----------
MULTILINE RETAIL - 4.9%
Kohl's Corp.*                                      800      42,800
Target Corp.                                     2,075      78,082
                                                        ----------
                                                           120,882
                                                        ----------
OIL & GAS - 7.3%
ConocoPhillips                                   1,100      60,225
Devon Energy Corp.                               1,325      63,852
Exxon Mobil Corp.                                1,600      58,560
                                                        ----------
                                                           182,637
                                                        ----------
PAPER & FOREST PRODUCTS - 2.5%
International Paper Co.                          1,600      62,432
                                                        ----------
PHARMACEUTICALS - 3.2%
Pfizer, Inc.                                     2,650      80,507
                                                        ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
Maxim Integrated Products, Inc.                  1,325      52,337
NVIDIA Corp.*                                    2,250      35,800
                                                        ----------
                                                            88,137
                                                        ----------
SOFTWARE - 2.2%
Microsoft Corp.                                  1,975      54,885
                                                        ----------
TOTAL COMMON STOCKS
(Identified Cost $2,209,166)                             2,424,246
                                                        ----------
TOTAL INVESTMENTS - 97.4%
 (Identified Cost $2,209,166)@                           2,424,246
 Cash and Other Assets, Less Liabilities - 2.6%             65,862
                                                        ----------
NET ASSETS - 100%                                       $2,490,108
                                                        ----------

+  See Note 2.
*  Non-income producing security
@ At September 30, 2003, the net unrealized appreciation on investments based on cost of $2,248,130 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $186,944 and $10,828, respectively, resulting in net unrealized appreciation of $176,116.
   Key to Abbreviations: ADR: American Depositary Receipt

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2003

                                                            MID CAP        SMALL COMPANY      TAX-MANAGED
                                                          GROWTH FUND       GROWTH FUND       EQUITY FUND
-------------------------------------------------------------------------------------------------------------
ASSETS
Investments at value                                    $    7,528,339    $   25,052,284    $    2,424,246
Cash                                                           294,635            59,754           443,269
Receivable for:
 Securities sold                                               105,098           191,222            61,274
 Dividends and interest                                             --               398             1,114
Due from the adviser                                             8,459                --             6,750
                                                        --------------    --------------    --------------
                                                             7,936,531        25,303,658         2,936,653
                                                        --------------    --------------    --------------

LIABILITIES
Payable for:
 Securities purchased                                          244,104         1,016,397           416,951
Accrued expenses:
 Management fees                                                 4,990            26,223               891
 Trustees' fees                                                  4,011             4,011             4,011
 Deferred Trustees' fees                                         1,142             1,142             1,142
 Transfer agent fees                                             1,301             1,327             1,526
 Administrative fees                                               233               712                62
 Other                                                          20,646            23,488            21,962
                                                        --------------    --------------    --------------
                                                               276,427         1,073,300           446,545
                                                        --------------    --------------    --------------
NET ASSETS                                              $    7,660,104    $   24,230,358    $    2,490,108
                                                        --------------    --------------    --------------
Net Assets consist of:
Capital paid in                                         $   12,379,349    $  102,399,689    $    6,419,306
Undistributed net investment income (loss)                      (1,142)           (1,142)           60,856
Accumulated net realized gain (loss)                        (6,153,469)      (82,925,240)       (4,205,134)
Unrealized appreciation (depreciation) on investments        1,435,366         4,757,051           215,080
                                                        --------------    --------------    --------------
NET ASSETS                                              $    7,660,104    $   24,230,358    $    2,490,108
                                                        --------------    --------------    --------------
Shares of beneficial interest outstanding, no par value      1,255,923         2,931,526           325,119
Net asset value and redemption price                    $         6.10    $         8.27    $         7.66

Identified cost of investments                          $    6,092,973    $   20,295,233    $    2,209,166



                See accompanying notes to financial statements

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2003

                                                                                       SMALL
                                                                        MID CAP       COMPANY       TAX-MANAGED
                                                                      GROWTH FUND   GROWTH FUND     EQUITY FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends*                                                           $      6,552  $     20,978    $    118,422
Interest                                                                      860         4,243           9,465
                                                                     ------------  ------------    ------------
Total income                                                                7,412        25,221         127,887
                                                                     ------------  ------------    ------------

EXPENSES
Management fees                                                            48,742       201,228          43,721
Trustees' fees and expenses                                                10,499        10,499          10,499
Administrative fees                                                         2,285         9,201           3,018
Custodian and accounting fees                                              37,712        50,991          35,651
Transfer Agent                                                             15,658        16,871          16,426
Audit and tax services fees                                                24,811        32,966          23,462
Registration fees                                                          17,141        17,826          20,871
Printing                                                                    1,224         8,502           2,857
Legal fees                                                                     --         1,293             746
Other expenses                                                              1,357         2,296           1,505
                                                                     ------------  ------------    ------------
Total expenses                                                            159,429       351,673         158,756
Less expenses waived and reimbursed by the investment adviser            (100,938)     (110,200)       (101,919)
                                                                     ------------  ------------    ------------
Net expenses                                                               58,491       241,473          56,837
                                                                     ------------  ------------    ------------
Net investment income (loss)                                              (51,079)     (216,252)         71,050
                                                                     ------------  ------------    ------------

NET REALIZED GAIN (LOSS) ON:
Investments                                                              (109,243)   (3,347,715)       (145,271)
                                                                     ------------  ------------    ------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                             1,858,351    10,422,651         684,831
                                                                     ------------  ------------    ------------
Total net realized gain (loss) and change in unrealized appreciation
  (depreciation)                                                        1,749,108     7,074,936         539,560
                                                                     ------------  ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                $  1,698,029  $  6,858,684    $    610,610
                                                                     ------------  ------------    ------------

*Net of foreign withholding taxes of $90 for the Tax-Managed Equity Fund.



                See accompanying notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

MID CAP GROWTH FUND

                                                                              YEAR ENDED         YEAR ENDED
                                                                          SEPTEMBER 30, 2003 SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                                  $  (51,079)       $   (63,541)
Net realized gain (loss) on investments                                         (109,243)        (2,678,370)
Change in unrealized appreciation (depreciation) on investments                1,858,351          1,188,599
                                                                          ------------------ ------------------
Increase (decrease) in net assets from operations                              1,698,029         (1,553,312)
                                                                          ------------------ ------------------

FROM CAPITAL SHARES TRANSACTIONS
Increase (decrease) in net assets derived from capital share transactions         32,706                150
                                                                          ------------------ ------------------
Total increase (decrease) in net assets                                        1,730,735         (1,553,162)

NET ASSETS
Beginning of the period                                                        5,929,369          7,482,531
                                                                          ------------------ ------------------
End of the period                                                             $7,660,104        $ 5,929,369
                                                                          ------------------ ------------------

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
End of the period                                                             $   (1,142)       $        --
                                                                          ------------------ ------------------

SMALL COMPANY GROWTH FUND

                                                                              YEAR ENDED         YEAR ENDED
                                                                          SEPTEMBER 30, 2003 SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                                 $   (216,252)      $   (630,457)
Net realized gain (loss) on investments                                        (3,347,715)       (26,904,555)
Change in unrealized appreciation (depreciation) on investments                10,422,651          6,766,474
                                                                          ------------------ ------------------
Increase (decrease) in net assets from operations                               6,858,684        (20,768,538)
                                                                          ------------------ ------------------

FROM CAPITAL SHARES TRANSACTIONS
Increase (decrease) in net assets derived from capital share transactions     (30,642,707)          (927,166)
                                                                          ------------------ ------------------
Total increase (decrease) in net assets                                       (23,784,023)       (21,695,704)

NET ASSETS
Beginning of the period                                                        48,014,381         69,710,085
                                                                          ------------------ ------------------
End of the period                                                            $ 24,230,358       $ 48,014,381
                                                                          ------------------ ------------------

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
End of the period                                                            $     (1,142)      $         --
                                                                          ------------------ ------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

TAX-MANAGED EQUITY FUND

                                                                              YEAR ENDED         YEAR ENDED
                                                                          SEPTEMBER 30, 2003 SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                                 $     71,050       $   137,374
Net realized gain (loss) on investments                                          (145,271)       (1,869,638)
Change in unrealized appreciation (depreciation) on investments                   684,831           (52,618)
                                                                          ------------------ ------------------
Increase (decrease) in net assets from operations                                 610,610        (1,784,882)
                                                                          ------------------ ------------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                             (82,181)         (335,784)
                                                                          ------------------ ------------------

FROM CAPITAL SHARES TRANSACTIONS
Increase (decrease) in net assets derived from capital share transactions     (15,464,446)          335,934
                                                                          ------------------ ------------------
Total increase (decrease) in net assets                                       (14,936,017)       (1,784,732)

NET ASSETS
Beginning of the period                                                        17,426,125        19,210,857
                                                                          ------------------ ------------------
End of the period                                                            $  2,490,108       $17,426,125
                                                                          ------------------ ------------------

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
End of the period                                                            $     60,856       $    82,174
                                                                          ------------------ ------------------

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

                      INCOME (LOSS) FROM INVESTMENT OPERATIONS:     LESS DISTRIBUTIONS:
                      ------------------------------------------  ------------------------
            Net asset                  Net realized               Dividends  Distributions
             value,        Net        and unrealized Total from    from net    from net
            beginning  investment     gain (loss) on investment   investment   realized
            of period income (loss)    investments   operations     income   capital gains
------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
9/30/2003    $ 4.74      $(0.04)(d)      $  1.40      $  1.36       $   --      $   --
9/30/2002      5.99       (0.05)(d)        (1.20)       (1.25)          --          --
9/30/2001*    10.00       (0.03)(d)        (3.98)       (4.01)          --          --
SMALL COMPANY GROWTH FUND
9/30/2003    $ 5.77      $(0.05)(d)      $  2.55      $  2.50       $   --      $   --
9/30/2002      8.07       (0.07)(d)        (2.23)       (2.30)          --          --
9/30/2001     19.78       (0.07)(d)       (11.45)      (11.52)          --       (0.19)
9/30/2000     11.67       (0.06)            8.17         8.11           --          --
9/30/1999**   10.00       (0.01)            1.68         1.67           --          --
TAX-MANAGED EQUITY FUND
9/30/2003    $ 6.78      $ 0.06(d)       $  0.85      $  0.91       $(0.03)     $   --
9/30/2002      7.67        0.06(d)         (0.81)       (0.75)       (0.14)         --
9/30/2001     11.16        0.12(d)         (1.60)       (1.48)       (0.09)      (1.92)
9/30/2000     13.46        0.12             2.43         2.55        (0.07)      (4.78)
9/30/1999     13.59        0.04             3.87         3.91        (0.10)      (3.94)



* From commencement of Fund operations on February 28, 2001 through September 30, 2001. ** From commencement of Fund operations on May 7, 1999 through September 30, 1999. (a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Annualized for periods less than one year. (d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                See accompanying notes to financial statements.

                                                      RATIOS TO AVERAGE NET ASSETS:
--------------                                --------------------------------------------
              Net asset           Net assets,
               value,               end of                                     Net        Portfolio
    Total      end of     Total     period         Net          Gross       investment    turnover
distributions  period   Return(a)    (000)    Expenses(b)(c) Expenses(c) income (loss)(c)   rate
---------------------------------------------------------------------------------------------------
   $   --      $ 6.10      28.7%   $  7,660        0.90%        2.45%         (0.79)%        246%
       --        4.74     (20.9)      5,929        0.90         1.88          (0.81)         216
       --        5.99     (40.1)      7,483        0.90         1.93          (0.62)         145
   $   --      $ 8.27      43.3%   $ 24,230        0.90%        1.31%         (0.81)%        220%
       --        5.77     (28.5)     48,014        0.90         1.07          (0.82)         157
    (0.19)       8.07     (58.6)     69,710        0.90         1.02          (0.61)         150
       --       19.78      69.5     133,784        0.90         0.99          (0.51)         174
       --       11.67      16.7      17,674        0.90         2.17          (0.51)          56
   $(0.03)     $ 7.66      13.5%   $  2,490        0.65%        1.82%          0.81%         200%
    (0.14)       6.78     (10.1)     17,426        0.65         1.14           0.72          188
    (2.01)       7.67     (15.9)     19,211        0.65         1.05           1.29          300
    (4.85)      11.16      25.3      23,718        0.65         0.95           1.00          356
    (4.04)      13.46      31.7      21,886        0.65         1.00           0.30          250

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2003

1. ORGANIZATION. | Loomis Sayles Funds I and Loomis Sayles Funds II (formerly Loomis Sayles Investment Trust and Loomis Sayles Funds, respectively) (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts and were organized as such on December 23, 1993 and February 20, 1991, respectively. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trusts in multiple series (individually, a "Fund" and collectively, the "Funds"). Certain Funds of Loomis Sayles Funds I were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to the commencement of investment operations). Information presented in these financial statements pertains to certain equity funds of the Trusts, the financial statements for each of the remaining equity funds and the fixed income funds are presented in separate reports.

LOOMIS SAYLES FUNDS I:
Loomis Sayles Mid Cap Growth Fund (the "Mid Cap Growth Fund")
Loomis Sayles Small Company Growth Fund (the "Small Company Growth Fund")

LOOMIS SAYLES FUNDS II:
Loomis Sayles Tax-Managed Equity Fund (the "Tax-Managed Equity Fund") (formerly the Loomis Sayles Provident Fund)

On May 14, 2003, shareholders of Loomis Sayles Funds I and on June 10, 2003 shareholders of Loomis Sayles Funds II (together, Loomis Sayles Funds I and Loomis Sales Funds II comprise the "Loomis Sayles Funds Trusts") approved new Trustees for the Trusts in connection with the integration of the CDC Nvest Funds Trust I, II, III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust (the "CDC Nvest Funds
Trusts") and Loomis Sayles Funds Trusts. This approval resulted in a combined Board of Trustees for the Loomis Sayles Funds Trusts and CDC Nvest Funds Trusts.

Effective June 1, 2003, the Tax-Managed Equity Fund adopted a new investment strategy. This new strategy seeks to minimize the effect of U.S. federal (and, in some cases, state) income tax on investment returns for investors who are subject to such tax. In connection with this new strategy the Fund changed its name from Loomis Sayles Provident Fund.

After the close of business on September 12, 2003, Tax-Managed Equity Fund was reorganized into the Loomis Sayles Funds II Trust, pursuant to a plan of reorganization approved by its Trustees on June 12, 2003.

The Mid Cap Growth Fund, Small Company Growth Fund and Tax-Managed Equity Fund each offer Institutional Class shares.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which can not be directly attributed are apportioned based on the relative net assets of each of the Funds in the Trusts.

2. SIGNIFICANT ACCOUNTING POLICIES. | The following is a summary of significant accounting policies consistently followed by each Fund in preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. | Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Effective April 14, 2003, securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. | Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on an accrual basis, and interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. | The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

Certain funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. | Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2003, there were no open forward currency contracts.

E. FEDERAL AND FOREIGN INCOME TAXES. | The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. | Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, non-deductible expenses and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

G. REPURCHASE AGREEMENTS. | Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase

FOR THE YEAR ENDED SEPTEMBER 30, 2003

price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

3. PURCHASES AND SALES OF SECURITIES. | For the year ended September 30, 2003, purchases and sales of securities (excluding short-term investments) were as follows:

                           PURCHASES      SALES
FUND                      -----------  -----------
Mid Cap Growth Fund       $15,672,064  $15,595,417
Small Company Growth Fund  58,563,273*  89,061,975
Tax-Managed Equity Fund    14,695,915   21,630,535

* Purchases of securities included $4,868,716 of subscriptions-in-kind received from the Energen Corporation Retirement Income Plan.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. | Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser to each of the Funds. Separate management agreements for each Fund in effect during the year ended September 30, 2003 provides for fees at certain annual percentage rates of each Fund's average daily net assets which are indicated below. Loomis Sayles has contractually agreed, until February 1, 2004, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following annual percentage rate of the Fund's average daily net assets:

                                          EXPENSE LIMIT AS A PERCENTAGE OF
                          MANAGEMENT FEES     AVERAGE DAILY NET ASSETS
FUND                      --------------- --------------------------------
Mid Cap Growth Fund            0.75%                   0.90%
Small Company Growth Fund      0.75%                   0.90%
Tax-Managed Equity Fund        0.50%                   0.65%

For the year ended September 30, 2003, the management fees and waivers for each Fund were as follows:

                            GROSS    WAIVER OF     NET     PERCENTAGE OF AVERAGE
                          MANAGEMENT MANAGEMENT MANAGEMENT DAILY NET ASSETS
                             FEE        FEE        FEE     GROSS       NET
FUND                      ---------- ---------- ---------- -----        -----
Mid Cap Growth Fund        $ 48,742   $ 48,742   $    --   0.75%      0.00%
Small Company Growth Fund   201,228    110,200    91,028   0.75%      0.34%
Tax-Managed Equity Fund      43,721     43,721        --   0.50%      0.00%

For the year ended September 30, 2003, and in addition to the waiver of management fees, Loomis Sayles reimbursed $52,196 of expenses to Mid Cap Growth Fund and $58,198 of expenses to Tax-Managed Equity Fund.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"), whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignations Group.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. | Effective July 1, 2003, Loomis Sayles assigned its administrative services agreement with the Trusts to CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America. Pursuant to the agreement between each of the Loomis Sayles Funds Trusts and CIS, each Fund pays CIS a monthly administrative fee at the annual rate of 0.035% of each Fund's average daily net assets. Prior to July 1, 2003, each Fund paid Loomis Sayles a monthly administrative fee at an annual rate of 0.035% of the Fund's average daily net assets.

For the year ended September 30, 2003, fees paid to Loomis Sayles and CIS for accounting and administrative expense were as follows:

FUND                      AMOUNT
Mid Cap Growth Fund       $2,285
Small Company Growth Fund  9,201
Tax-Managed Equity Fund    3,018

Effective October 1, 2003, each Fund pays CIS its pro rata portion of the accounting and administrative fee allocated based on the combined assets of the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

                         FIRST       NEXT       OVER
                       $5 BILLION $5 BILLION $10 BILLION
                       ---------- ---------- -----------
                          0.0675%    0.0625%     0.0500%

             or

             (2)Each Fund's pro rata portion, based on the combined assets of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts, of the annual aggregate minimum fee of $5 million.

C. TRANSFER AGENT FEES. | Effective February 3, 2003, CIS serves as transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Prior to February 3, 2003, BFDS served as transfer and shareholder servicing agent for the Funds.

Effective September 15, 2003 through December 31, 2003, Mid Cap Growth Fund and Small Company Growth Fund pay service fees monthly representing the higher amount based on the following calculations:

             (1)Annual aggregate fee determined by applying an annual fee rate of 0.01% to the eligible average daily net assets. Eligible assets are the average daily net assets of all Institutional* Funds as defined below.

             Each Fund is subject to a monthly minimum fee of $1,000.

             or

             (2)An allocated portion, based on eligible assets for the period
                September 15, 2003 through December 31, 2003 of an aggregate minimum fee of $29,315.

             * Institutional Funds consist of Mid Cap Growth Fund, Small Company Growth Fund, Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Core Plus Fixed Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund and Loomis Sayles U.S. Government Securities Fund.

Effective September 15, 2003 through December 31, 2003 Tax-Managed Equity Fund pays service fees monthly representing the higher amount based on the following calculations:

             (1)Annual aggregate fee determined by applying an annual fee rate of 0.026% to the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in no-load Retail* Funds and load** Funds Class Y.

             Each Fund is subject to a monthly minimum fee of $1,250.

             or

             (2)An allocated portion, based on eligible assets for the period
                September 15, 2003 through December 31, 2003 of an aggregate minimum fee of $190,547.

             * No load retail funds consist of Tax-Managed Equity Fund, Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund.

             ** Load Funds, Class Y consist of Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Research Fund, Loomis Sayles Limited Term U.S. Government Fund, Loomis Sayles Strategic Income Fund and all Funds with Class Y in the CDC Nvest Funds Trusts.

CIS is also reimbursed by the Funds for out of pocket expenses.

For the period from February 3, 2003 to September 14, 2003, each Fund of Loomis Sayles Funds I paid to CIS the greater of: $12,000 or 0.01% of average daily net assets, subject to the minimum aggregate fee calculated as follows: If the aggregate fees for Loomis Sayles Funds I payable did not equal or exceed $8,334 in any single month, the Funds would pay the minimum aggregate fee of $8,334 ($100,000 annually). Any such amount required to achieve the minimum aggregate fee would be allocated to all Loomis Sayles Funds I Funds based on the percentage of net assets each Fund represents of the total assets.

FOR THE YEAR ENDED SEPTEMBER 30, 2003


For the period, February 3, 2003 through September 30, 2003, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                          AMOUNT
                          -------
Mid Cap Growth Fund       $10,877
Small Company Growth Fund   8,473
Tax-Managed Equity Fund     8,161

D. DISTRIBUTION AGREEMENTS. | Effective July 1, 2003 each Trust entered into a distribution agreement with CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), a wholly owned subsidiary of CDC IXIS North America. Pursuant to these agreements, CDC IXIS Distributors serves as principal underwriter of the various funds of the Trusts, except Loomis Sayles Managed Bond Fund and Loomis Sayles Investment Grade Bond Fund-Class J. Prior to July 1, 2003 Loomis Sayles Distributors, L.P. acted as distributor of the Funds. Mid Cap Growth Fund, Small Company Growth Fund and Tax-Managed Equity Fund paid no fees under these agreements.

E. TRUSTEES FEES AND EXPENSES. | The Trusts pay no compensation to their officers or to their Trustees who are interested Trustees of Loomis Sayles, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each independent Trustee, who is also an independent Trustee of the CDC Nvest Funds Trusts, receives, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attended. Each committee member receives an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year. Each Trustee is compensated $4,500 for each meeting and $1,750 per Committee meeting that he or she attends in excess of four meetings per year. Trustees who are not a Trustee of the CDC Nvest Funds Trusts are compensated at the rate of $5,000 for each meeting of the Board of Trustees that he or she attends and receives an annual retainer of $20,000. Trustee fees are allocated to the various CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other funds of the CDC Nvest Funds Trusts or Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Prior to May 7, 2003, the Trusts paid each independent trustee a $20,000 annual retainer fee and a $5,000 fee per in person meeting. Prior to November 6, 2002, each independent Trustee was compensated by Loomis Sayles Funds I at the rate of $10,000 per year and was reimbursed for travel expenses in connection with attendance at meetings.

5. LINE OF CREDIT. | The Funds together with certain other funds of the Loomis Sayles Funds Trusts participate in a $25 million unsecured line of credit. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%.

In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. During the year ended September 30, 2003, the Funds had no borrowings under the agreement.

6. SHAREHOLDERS. | At September 30, 2003, CDC IXIS North America owned 251,066 shares, equating to 77% of Tax-Managed Equity Fund shares outstanding.

7. CAPITAL SHARES. | Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                       MID CAP GROWTH FUND
                                                   YEAR ENDED SEPTEMBER 30, 2003 YEAR ENDED SEPTEMBER 30, 2002
                                                   -----------------------------                --------------
                                                   SHARES          AMOUNT        SHARES         AMOUNT
                                                           ------         ------         ------         ------
Issued from the sale of shares                      5,899         $32,706            23           $150
Issued in connection with the reinvestment of
  distributions                                        --              --            --             --
Redeemed                                               --              --            --             --
                                                    -----         -------------- -------------- --------------
Net change                                          5,899         $32,706            23           $150
                                                    -----         -------------- -------------- --------------

                                                                SMALL COMPANY GROWTH FUND
                                                   YEAR ENDED SEPTEMBER 30, 2003 YEAR ENDED SEPTEMBER 30, 2002
                                                   ----------------------------  ----------------------------
                                                        SHARES          AMOUNT        SHARES          AMOUNT
                                                   ----------    ------------    ----------    ------------
Issued from the sale of shares                        662,784    $  4,750,079     1,656,321    $ 15,505,325
Issues from subscriptions-in-kind*                    839,609       4,995,673            --              --
Issued in connection with the reinvestment of
  distributions                                            --              --            --              --
Redeemed                                           (6,892,544)    (40,388,459)   (1,969,988)    (16,432,491)
                                                     ----------  --------------  ------------  --------------
Net change                                         (5,390,151)   $(30,642,707)     (313,667)   $   (927,166)
                                                     ----------  --------------  ------------  --------------
*Issued in exchange for portfolio securities distributed in-kind by Energen Corporation Retirement
 Income Plan to shareholders thereof and contributed to the Fund in- kind by such shareholders on
 April 15, 2003

                                            TAX-MANAGED EQUITY FUND
                                YEAR ENDED SEPTEMBER 30, 2003 YEAR ENDED SEPTEMBER 30, 2002
                                ----------------------------  ----------------------------
                                     SHARES          AMOUNT      SHARES           AMOUNT
                                ----------    ------------    --------      -----------
Issued from the sale of shares     324,896    $  2,267,000     145,579      $ 1,000,150
Issued in connection with the
  reinvestment of distributions     11,807          82,181      41,454          335,784
Redeemed                        (2,580,065)    (17,813,627)   (123,915)      (1,000,000)
                                  ----------  --------------  ------------  --------------
Net change                      (2,243,362)   $(15,464,446)     63,118      $   335,934
                                  ----------  --------------  ------------  --------------

8. ADDITIONAL TAX INFORMATION. | The tax character of distributions paid to shareholders during the year ended September 30, 2003 were as follows:

                                                   MID CAP        SMALL COMPANY     TAX-MANAGED
                                                   GROWTH            GROWTH           EQUITY
                                                    FUND              FUND             FUND
                                                 -----------      -------------     -----------
Distributions paid from:
Ordinary income                                  $        --       $         --     $    82,181
Long-term capital gains                                   --                 --              --
                                                    -----------   ----------------  --------------
Total taxable distributions                      $        --       $         --     $    82,181
                                                    -----------   ----------------  --------------

As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:
                                                   MID CAP        SMALL COMPANY     TAX-MANAGED
                                                   GROWTH            GROWTH           EQUITY
                                                    FUND              FUND             FUND
                                                      ----------- -------------     -----------
Undistributed net income                         $        --       $         --     $    61,998
Undistributed long-term capital gains                     --                 --              --
                                                    -----------   ----------------  --------------
Total undistributed earnings                              --                 --          61,998
Capital loss carryforward                         (6,153,377)       (82,709,199)     (4,053,853)
Deferred net capital losses (post October)                --                 --        (112,317)
Unrealized Appreciation (Depreciation)             1,434,132          4,539,868         174,974
                                                    -----------   ----------------  --------------
Total accumulated earnings (losses)              $(4,719,245)      $(78,169,331)    $(3,929,198)
Capital loss carryforward years of expiration      2010-2011          2009-2011       2009-2011

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Loomis Sayles Funds I and Loomis Sayles Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Small Company Growth Fund, each a series of Loomis Sayles Funds I, and Loomis Sayles Tax-Managed Equity Fund (formerly Loomis Sayles Provident Fund), a series of Loomis Sayles Funds II (collectively, the "Funds") at September 30, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 21, 2003

2003 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION | For the fiscal year ended September 30, 2003, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

FUND                    QUALIFYING PERCENTAGE
Tax-Managed Equity Fund        51.38%

ADDITIONAL INFORMATION

SHAREHOLDER MEETING (UNAUDITED). | At the special meeting of shareholders held on May 14, 2003, shareholders of Loomis Sayles Funds I (formerly, Loomis Sayles Investment Trust) voted for the following proposal:

1. ELECTION OF TRUSTEES

                               FOR     WITHHELD*
------------------------------------------------
(01) Joseph Alaimo          28,024,125 4,471,942
(02) Graham T. Allison, Jr. 28,012,936 4,483,131
(03) Edward A. Benjamin     28,012,936 4,483,131
(04) Robert J. Blanding     28,024,125 4,471,942
(05) Daniel M. Cain         28,012,936 4,483,131
(06) Paul G. Chenault       28,024,125 4,471,942
(07) Kenneth J. Cowan       28,012,936 4,483,131
(08) Richard Darman         28,012,936 4,483,131
(09) John T. Hailer         28,012,936 4,483,131
(10) Sandra O. Moose        28,012,936 4,483,131
(11) John A. Shane          28,012,936 4,483,131
(12) Peter S. Voss          28,024,125 4,471,942
(13) Pendleton P. White     28,012,936 4,483,131

*Includes Broker Non-Votes (if any).

SHAREHOLDER MEETING (UNAUDITED). | At the special meeting of shareholders held on June 10, 2003, shareholders of Loomis Sayles Funds II (formerly, Loomis Sayles Funds) voted for the following proposal:

1. ELECTION OF TRUSTEES

                                FOR     WITHHELD*
-------------------------------------------------
(01) Joseph Alaimo          134,298,551 8,672,577
(02) Graham T. Allison, Jr. 134,590,902 8,380,227
(03) Edward A. Benjamin     134,546,833 8,424,296
(04) Robert J. Blanding     134,572,705 8,398,423
(05) Daniel M. Cain         134,593,263 8,377,866
(06) Paul G. Chenault       134,352,172 8,618,957
(07) Kenneth J. Cowan       134,524,153 8,446,976
(08) Richard Darman         134,552,047 8,419,081
(09) John T. Hailer         134,613,039 8,358,089
(10) Sandra O. Moose        134,612,285 8,358,843
(11) John A. Shane          134,332,421 8,638,708
(12) Peter S. Voss          134,622,604 8,348,525
(13) Pendleton P. White     134,300,598 8,670,530

*Includes Broker Non-Votes (if any).

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

                                POSITION(S)
                                 HELD WITH
                            FUND/1/, LENGTH OF                                               NUMBER OF PORTFOLIOS IN FUND
                              TIME SERVED AND            PRINCIPAL OCCUPATION(S)                 COMPLEX OVERSEEN AND
NAME, AGE AND ADDRESS        TERM OF OFFICE/2/             DURING PAST 5 YEARS                 OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Joseph Alaimo+ (73)              Trustee;       Chairman, Wayne Hummer Trust               26;
399 Boylston Street                             Company and Wayne Hummer
Boston, MA 02116            4 years for Loomis  Investment Trust                           None
                               Sayles Funds
                                  Trusts

Graham T. Allison, Jr. (63)    Trustee (2);     Douglas Dillon Professor and Director      44;
399 Boylston Street                             for the Belfer Center of Science and
Boston, MA 02116             19 years for CDC   International Affairs, John F. Kennedy     Director, Taubman Centers, Inc.;
                                Nvest Funds     School of Government, Harvard              Board Member, USEC Inc.
                            Trusts; Less than 1 University
                              year for Loomis
                               Sayles Funds
                                  Trusts

Edward A. Benjamin (65)        Trustee (1);     Retired; formerly, Partner, Ropes & Gray   44;
399 Boylston Street                             (law firm) until 1999
Boston, MA 02116             Less than 1 year                                              Director, Coal, Energy
                                                                                           Investments & Management;
                                                                                           Director, Precision Optics
                                                                                           Corporation
                                                                                           (optics manufacturer)

Daniel M. Cain (58)              Trustee,       President and CEO, Cain Brothers &         44;
452 Fifth Avenue               Chairman (1);    Company, Incorporated (investment
New York, NY 10018                              banking)                                   Trustee, Universal Health Realty
                              7 years for CDC                                              Income Trust;
                                Nvest Funds                                                Director, PASC; Director,
                            Trusts; Less than 1                                            Sheridan Healthcorp
                              year for Loomis
                               Sayles Funds
                                  Trusts

Paul G. Chenault (70)          Trustee (2);     Retired; formerly; Trustee, First Variable 44;
5852 Pebble Beach Way                           Life (variable life insurance)
San Luis Obispo, CA 93401    Less than 1 year                                              Director, Mailco Office
                               for CDC Nvest                                               Products, Inc.
                              Funds Trusts; 4
                             years for Loomis
                               Sayles Funds
                                  Trusts

Kenneth J. Cowan (71)             Trustee       Retired                                    44;
399 Boylston Street            Chairman (2);
Boston, MA 02116                                                                           None
                             28 years for CDC
                                Nvest Funds
                            Trusts; Less than 1
                              year for Loomis
                               Sayles Funds
                                  Trusts

                               POSITION(S)
                                HELD WITH
                           FUND/1/, LENGTH OF                                            NUMBER OF PORTFOLIOS IN FUND
                             TIME SERVED AND           PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN AND
NAME, AGE AND ADDRESS       TERM OF OFFICE/2/            DURING PAST 5 YEARS               OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------

Richard Darman (60)           Trustee (2);     Partner, The Carlyle Group               44;
399 Boylston Street          7 years for CDC   (investments); Chairman of the Board of
Boston, MA 02116               Nvest Funds     Directors of AES Corporation             Director and Chairman, AES
                           Trusts; Less than 1 (international power company); formerly, Corporation
                             year for Loomis   Professor, John F. Kennedy School of
                              Sayles Funds     Government, Harvard University
                                 Trusts

Sandra O. Moose (61)          Trustee (1);     Senior Vice President and Director, The  44;
One Exchange Place                             Boston Consulting Group, Inc.
Boston, MA 02109            21 years for CDC   (management                              Director, Verizon
                               Nvest Funds     consulting)                              Communications;
                           Trusts; Less than 1                                          Director, Rohm and Haas
                             year for Loomis                                            Company
                              Sayles Funds
                                 Trusts

John A. Shane (70)            Trustee (2);     President, Palmer Service Corporation    44;
200 Unicorn Park Drive                         (venture capital organization)
Woburn, MA 01801            21 years for CDC                                            Director, Gensym Corporation;
                               Nvest Funds                                              Director, Overland Storage,
                           Trusts; Less than 1                                          Inc.; Director, ABT Associates
                             year for Loomis                                            Inc.
                              Sayles Funds
                                 Trusts

Pendleton P. White (72)       Trustee (2);     Retired                                  44;
6 Breckenridge Lane
Savannah, GA 31411          22 years for CDC                                            None
                               Nvest Funds
                           Trusts; Less than 1
                             year for Loomis
                              Sayles Funds
                                 Trusts

INTERESTED TRUSTEES
Robert J. Blanding/3/ (56)    President and    President, Chairman, Director and Chief  44;
555 California Street        Chief Executive   Executive Officer, Loomis, Sayles &
San Francisco, CA 94104      Officer, Loomis   Company, L.P.                            None
                             Sayles Funds I;
                             Chief Executive
                             Officer, Loomis
                            Sayles Funds II;
                                 Trustee

                            Less than 1 year

                              POSITION(S)
                               HELD WITH
                           FUND/1/, LENGTH OF                                            NUMBER OF PORTFOLIOS IN FUND
                            TIME SERVED AND            PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN AND
NAME, AGE AND ADDRESS      TERM OF OFFICE/2/             DURING PAST 5 YEARS               OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------
John T. Hailer/4 /(42)       President and    President and Chief Executive Officer,     44;
399 Boylston Street         Chief Executive   CDC IXIS Asset Management
Boston, MA 02116              Officer, CDC    Distributors, L.P.; formerly, Senior Vice  None
                              Nvest Funds     President, Fidelity Investments
                                Trusts;
                               President,
                             Loomis Sayles
                               Funds II;
                             Executive Vice
                               President,
                             Loomis Sayles
                                Funds I;
                                Trustee;

                              3 years for
                               CDC Nvest
                             Funds Trusts;
                            Less than 1 year
                               for Loomis
                              Sayles Funds
                                 Trusts

Peter S. Voss/5/ (57)         Chairman of     Director, President and Chief Executive    44;
399 Boylston Street            the Board,     Officer, CDC IXIS Asset Management
Boston, MA 02116                Trustee;      North America, L.P.                        Trustee of Harris Associates
                                                                                         Investment Trust/6/
                              11 years for
                               CDC Nvest
                             Funds Trusts;
                            Less than 1 year
                               for Loomis
                              Sayles Funds
                                 Trusts

OFFICERS
Nicholas H. Palmerino (38)     Treasurer;     Senior Vice President, CDC IXIS Asset      Not Applicable;
399 Boylston Street                           Management Services, Inc.; Senior Vice
Boston, MA 02116             Not Applicable   President, CDC IXIS Asset Management       None
                                              Advisers, L.P.; formerly, Vice President,
                                              Loomis, Sayles & Company, L.P.

John E. Pelletier (39)         Secretary;     Senior Vice President, General Counsel,    Not Applicable;
399 Boylston Street                           Secretary and Clerk, CDC IXIS
Boston, MA 02116             Not Applicable   Distribution Corporation; Senior Vice      None
                                              President, General Counsel, Secretary and
                                              Clerk, CDC IXIS Asset Management
                                              Distributors, L.P.; Senior Vice President,
                                              General Counsel, Secretary and Clerk,
                                              CDC IXIS Asset Management Advisers,
                                              L.P.; Executive Vice President, General
                                              Counsel, Secretary, Clerk and Director,
                                              CDC IXIS Asset Management Services, Inc.

(1)Member of Audit Committee.
(2)Member of Contract Review and Governance Committee.

+Mr. Alaimo is a Trustee of Loomis Sayles Funds I and Loomis Sayles Funds II,
 but not of the CDC Nvest Funds Trusts.
1Except as noted, each Trustee and Officer holds the same positions with CDC
 Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, AEW Real Estate Income Fund, CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust (the "CDC Nvest Funds Trusts") and Loomis Sayles Funds I and Loomis Sayles Funds II (the "Loomis Sayles Funds Trusts" and together with the CDC Nvest Funds Trusts, the "Trusts").
2All Trustees serve until retirement, resignation or removal from the Board.
 The current retirement age is 72. Messrs. Alaimo and White are expected to retire by December 31, 2003.

3Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. ("Loomis Sayles").
4Mr. Hailer is an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors").
5Mr. Voss is an "interested person" of the Trusts because he holds the following positions with entities that may be considered to be affiliated persons of the Trusts: Director of CDC IXIS Asset Management Services, Inc.; Director of CDC IXIS Asset Management Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates, Inc.; Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Loomis, Sayles & Company, Inc.; Member of Reich & Tang Asset Management, LLC; Director of Westpeak Global Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McCullough, Inc.; Director, Hansberger Group, Inc.; Member, Board of Managers, Harris Alternatives L.L.C.; and Director and Member of Executive Board of CDC IXIS Asset Management.
6As of September 30, 2003, Harris Associates Investment Trust has seven series that were overseen by its Board of Trustees.

          [LOGO OF CDC NVEST FUNDS](SM)
          CDC IXIS Asset Management Distributors

          INCOME FUNDS
          ANNUAL REPORT
          September 30, 2003

[LOGO OF LOOMIS SAYLES FUNDS]

          Loomis Sayles Core Plus Bond Fund
          (formerly CDC Nvest Bond Income Fund)

          Loomis Sayles Government Securities Fund
          (formerly CDC Nvest Government Securities Fund)

          Loomis Sayles High Income Fund
          (formerly CDC Nvest High Income Fund)

          Loomis Sayles Limited Term U.S. Government Fund
          (formerly CDC Nvest Limited Term U.S. Government Fund)

          Loomis Sayles Strategic Income Fund
          (formerly CDC Nvest Strategic Income Fund)


                           TABLE OF CONTENTS

                           Management Discussion and Performance .........Page 1

                           Fund Risks ...................................Page 11

                           Schedule of Investments ......................Page 12

                           Financial Statements .........................Page 27

                        LOOMIS SAYLES CORE PLUS BOND FUND

                                                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

OBJECTIVE:

Seeks a high level of current income consistent with what the fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds

STRATEGY:

Invests primarily in U.S. corporate and U.S. government bonds

FUND INCEPTION:

November 7, 1973

MANAGERS:

Peter W. Palfrey
Richard G. Raczkowski
Loomis, Sayles & Company, L.P.

SYMBOLS:

Class A                 NEFRX
Class B                 NERBX
Class C                 NECRX
Class Y                 NERYX

NET ASSET VALUE PER SHARE:

(September 30, 2003)
Class A               $ 11.63
Class B                 11.62
Class C                 11.63
Class Y                 11.69

                                                           MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Encouraged by indications that the economic recovery was gaining traction in 2003, investors in search of yield reduced holdings in cash and government bonds, favoring higher-yielding alternatives, including corporate bonds. This shift drove up prices in many corporate sectors, including high-yield issues, boosting results for Loomis Sayles Core Plus Bond Fund.

For the nine-month period ended September 30, 2003*, the total return on the net asset value of Class A shares was 6.39%, including $0.36 per share in reinvested dividends. The fund's benchmark, Lehman Brothers Aggregate Bond Index, returned 3.78% for the same period, and the average return on the funds in Morningstar's Intermediate Bond Fund category was 4.40%. The fund's 30-day SEC yield at the end of September, 2003 was 3.30%.

Corporate bonds and non-U.S. issues drove positive results

As the economy began to rebound, investors grew more willing to tolerate risk in exchange for greater potential returns. Against that background, our decision to shift the portfolio toward higher-yielding corporate bonds was key to the fund's ability to outperform its benchmark for the period. An improving economy typically allows lower-rated companies to strengthen their balance sheets and invest in their businesses. The fund also benefited from its position in non-U.S.-dollar securities, as the dollar continued to slide against other currencies. As of September 30, 2003, the fund held 10% of its assets in high yield issues and 6% in non-U.S. dollar securities.

Telecom, utilities and supermarket bonds performed well

The continuing rally in corporate bonds benefited telecommunications issues. Bonds issued by long-distance provider LCI International were the fund's strongest performers, followed by ATT Wireless. Improved investor sentiment and debt reduction has led to a sharp recovery in telecom bond prices. Fund holdings among electric utilities, including NiSource and Southern California Edison, also recovered from last year's depressed levels. Delhaize America, parent of the Food Lion and Kash n' Karry supermarket chains, saw its bonds rise as financial results outpaced market expectations.

Mortgage-backed securities lagged the broader market

Mortgage-backed securities posted positive returns for the period, but lagged the broader market as individuals refinanced their mortgages to take advantage of a four-decade low in interest rates. Higher coupon mortgage-backed securities, in particular, did not participate as fully in the declining interest-rate environment as other securities with better call protection.

Fund positioned for accelerating economic recovery

We think the economy will continue to recover, and that the Federal Reserve Board is unlikely to raise interest rates for several quarters. As confidence grows, investors should continue to favor lower-rated, higher-yielding securities. Therefore we are carefully researching selective opportunities, including some rated BB or B, choosing those that appear to trade below our assessment of their potential in better economic times.

* Effective September 12, 2003, the fund changed its fiscal year end from December 31 to September 30.

                        LOOMIS SAYLES CORE PLUS BOND FUND

                                   INVESTMENT RESULTS THROUGH SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing Loomis Sayles Core Plus Bond Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

                  September 30, 1993 through September 30, 2003

                              [CHART APPEARS HERE]

                                       LEHMAN     LEHMAN
                          Maximum    AGGREGATE     U.S.
  Month     Net Asset      Sales        BOND      CREDIT
   End      Value/1/     Charge/2/    INDEX/3/   INDEX/4/
----------  ---------   ----------   ---------   --------
09/30/1993    10,000       9,550       10,000     10,000
10/31/1993    10,067       9,614       10,037     10,050
11/30/1993     9,959       9,511        9,952      9,927
12/31/1993    10,037       9,585       10,006      9,985
01/31/1994    10,194       9,735       10,141     10,179
02/28/1994     9,970       9,521        9,965      9,939
03/31/1994     9,704       9,267        9,719      9,634
04/30/1994     9,603       9,171        9,642      9,541
05/31/1994     9,553       9,123        9,640      9,506
06/30/1994     9,494       9,067        9,619      9,483
07/31/1994     9,672       9,237        9,810      9,722
08/31/1994     9,724       9,286        9,822      9,733
09/30/1994     9,621       9,188        9,678      9,552
10/31/1994     9,595       9,163        9,669      9,530
11/30/1994     9,569       9,138        9,647      9,514
12/31/1994     9,618       9,185        9,714      9,593
01/31/1995     9,780       9,340        9,906      9,796
02/28/1995    10,102       9,647       10,142     10,079
03/31/1995    10,105       9,650       10,204     10,161
04/30/1995    10,304       9,840       10,347     10,332
05/31/1995    10,758      10,274       10,747     10,819
06/30/1995    10,854      10,365       10,826     10,917
07/31/1995    10,795      10,310       10,802     10,868
08/31/1995    10,987      10,493       10,932     11,044
09/30/1995    11,125      10,624       11,038     11,174
10/31/1995    11,272      10,765       11,182     11,320
11/30/1995    11,449      10,934       11,349     11,537
12/31/1995    11,615      11,093       11,509     11,727
01/31/1996    11,664      11,139       11,585     11,802
02/29/1996    11,411      10,898       11,384     11,522
03/31/1996    11,354      10,843       11,305     11,424
04/30/1996    11,259      10,752       11,241     11,329
05/31/1996    11,249      10,743       11,218     11,309
06/30/1996    11,413      10,900       11,369     11,475
07/31/1996    11,442      10,928       11,400     11,497
08/31/1996    11,442      10,927       11,381     11,462
09/30/1996    11,708      11,181       11,579     11,705
10/31/1996    12,005      11,465       11,836     12,024
11/30/1996    12,294      11,741       12,038     12,281
12/31/1996    12,151      11,604       11,927     12,112
01/31/1997    12,219      11,669       11,963     12,129
02/28/1997    12,296      11,742       11,993     12,180
03/31/1997    12,112      11,567       11,860     11,990
04/30/1997    12,245      11,694       12,037     12,172
05/31/1997    12,410      11,852       12,151     12,310
06/30/1997    12,628      12,060       12,295     12,484
07/31/1997    13,137      12,545       12,627     12,941
08/31/1997    12,913      12,332       12,519     12,750
09/30/1997    13,169      12,577       12,704     12,973
10/31/1997    13,294      12,696       12,888     13,137
11/30/1997    13,356      12,755       12,948     13,211
12/31/1997    13,494      12,886       13,078     13,351
01/31/1998    13,673      13,058       13,246     13,510
02/28/1998    13,717      13,100       13,236     13,505
03/31/1998    13,802      13,181       13,281     13,555
04/30/1998    13,865      13,241       13,351     13,641
05/31/1998    14,006      13,376       13,477     13,803
06/30/1998    14,059      13,426       13,592     13,905
07/31/1998    14,022      13,391       13,621     13,892
08/31/1998    13,883      13,258       13,842     13,957
09/30/1998    14,419      13,770       14,166     14,409
10/31/1998    14,267      13,625       14,091     14,187
11/30/1998    14,551      13,896       14,171     14,454
12/31/1998    14,573      13,918       14,214     14,496
01/31/1999    14,731      14,068       14,315     14,639
02/28/1999    14,433      13,783       14,066     14,292
03/31/1999    14,632      13,973       14,144     14,393
04/30/1999    14,748      14,084       14,188     14,435
05/31/1999    14,427      13,778       14,064     14,242
06/30/1999    14,335      13,689       14,019     14,168
07/31/1999    14,278      13,636       13,960     14,089
08/31/1999    14,221      13,581       13,952     14,055
09/30/1999    14,462      13,811       14,114     14,208
10/31/1999    14,495      13,843       14,167     14,273
11/30/1999    14,517      13,863       14,166     14,288
12/31/1999    14,524      13,870       14,097     14,212
01/31/2000    14,463      13,812       14,051     14,162
02/29/2000    14,626      13,968       14,221     14,294
03/31/2000    14,826      14,159       14,408     14,415
04/30/2000    14,553      13,898       14,367     14,289
05/31/2000    14,446      13,796       14,360     14,236
06/30/2000    14,883      14,214       14,659     14,593
07/31/2000    14,971      14,297       14,792     14,770
08/31/2000    15,164      14,481       15,007     14,962
09/30/2000    15,186      14,503       15,101     15,041
10/31/2000    15,100      14,420       15,201     15,056
11/30/2000    15,243      14,557       15,450     15,251
12/31/2000    15,597      14,896       15,736     15,547
01/31/2001    15,984      15,265       15,993     15,972
02/28/2001    16,143      15,416       16,133     16,112
03/31/2001    16,162      15,435       16,214     16,211
04/30/2001    16,071      15,348       16,146     16,153
05/31/2001    16,173      15,446       16,244     16,301
06/30/2001    16,178      15,450       16,305     16,384
07/31/2001    16,586      15,840       16,670     16,811
08/31/2001    16,771      16,016       16,861     17,037
09/30/2001    16,701      15,949       17,057     17,012
10/31/2001    17,030      16,263       17,414     17,434
11/30/2001    16,917      16,155       17,174     17,282
12/31/2001    16,728      15,975       17,065     17,164
01/31/2002    16,690      15,939       17,203     17,309
02/28/2002    16,625      15,877       17,370     17,440
03/31/2002    16,443      15,703       17,081     17,118
04/30/2002    16,598      15,851       17,412     17,356
05/31/2002    16,737      15,984       17,560     17,586
06/30/2002    16,334      15,599       17,712     17,614
07/31/2002    16,145      15,418       17,926     17,605
08/31/2002    16,512      15,769       18,228     18,061
09/30/2002    16,567      15,821       18,523     18,404
10/31/2002    16,473      15,732       18,439     18,191
11/30/2002    16,787      16,031       18,434     18,427
12/31/2002    17,203      16,429       18,815     18,970
01/31/2003    17,299      16,521       18,831     19,032
02/28/2003    17,549      16,759       19,092     19,412
03/31/2003    17,599      16,807       19,077     19,426
04/30/2003    17,863      17,059       19,234     19,786
05/31/2003    18,218      17,398       19,593     20,410
06/30/2003    18,247      17,426       19,554     20,360
07/31/2003    17,621      16,828       18,897     19,492
08/31/2003    17,790      16,990       19,022     19,644
09/30/2003    18,302      17,476       19,526     20,330

                           AVERAGE ANNUAL TOTAL RETURNS -- SEPTEMBER 30, 2003/9/
--------------------------------------------------------------------------------

                                                                      SINCE
                              9 MONTHS  1 YEAR  5 YEARS  10 YEARS  INCEPTION/8/
                              --------  ------  -------  --------  ------------
CLASS A (Inception 11/7/73)

Net Asset Value/1/                6.39%  10.48%    4.88%     6.23%           --
With Maximum Sales Charge/2/      1.62    5.49     3.93      5.74            --

CLASS B (Inception 9/13/93)

Net Asset Value/1/                5.77    9.54     4.12      5.44            --
With CDSC/5/                      0.77    4.54     3.81      5.44            --

CLASS C (Inception 12/30/94)

Net Asset Value/1/                5.77    9.64     4.10        --          6.67%
With Maximum Sales Charge
 and CDSC/5/                      3.76    7.57     3.89        --          6.54

CLASS Y (Inception 12/30/94)

Net Asset Value/1/                6.87   11.07     5.34        --          7.94

                                                                      SINCE
                                                                   CLASS C & Y
COMPARATIVE PERFORMANCE       9 MONTHS  1 YEAR  5 YEARS  10 YEARS  INCEPTION/8/
----------------------------  --------  ------  -------  --------  ------------
Lehman Aggregate Bond
 Index/3/                         3.78%   5.41%    6.63%     6.92%         8.31%
Lehman U.S. Credit Index/4/       7.17   10.47     7.13      7.35          8.96
Morningstar Int. Bond Fund
 Average/6/                       4.40    6.22     5.58      6.02          7.34
Lipper Int. Investment Grade
 Debt Avg./7/                     4.16    5.98     5.74      6.13          7.40

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only. Other Classes of shares are available for which fees, expenses and performance differ.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                              PORTFOLIO AS OF SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                  CREDIT QUALITY

                              [CHART APPEARS HERE]

             Aaa    Aa    A     Baa    Ba     B    Caa and not rated
            ----   ---   ---   ----   ----   ---   -----------------
            50.9%  5.5%  4.1%  22.8%  11.3%  2.3%         3.2%

Credit quality is based on bond ratings from Moody's Investors Service

                                                              EFFECTIVE MATURITY

                              [CHART APPEARS HERE]

               1 year   1-5 years   5-10 years   10+ years
               ------   ---------   ----------   ---------
                5.1%      52.0%        30.4%       12.5%

                      Average Effective Maturity: 6.4 years

See page 11 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

/1/     Does not include a sales charge.

/2/     Includes the maximum sales charge of 4.50%.

/3/ Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.

/4/ Lehman Brothers U.S. Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

/5/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

/6/ Morningstar Intermediate Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

/7/ Lipper Intermediate Investment Grade Debt Funds Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Lipper Inc.

/8/ The since-inception comparative performance figures shown for each Class of fund shares are calculated as follows: Class C from 12/31/94; Class Y from 12/31/94.

/9/ Returns reflect the results of CDC Nvest Bond Income Fund, whose assets and liabilities were reorganized into the fund on September 12, 2003.

                    LOOMIS SAYLES GOVERNMENT SECURITIES FUND

                                                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

OBJECTIVE:

Seeks a high level of current income consistent with safety of principal by investing in U.S. government securities

STRATEGY:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

FUND INCEPTION:

September 16, 1985

MANAGERS:

John Hyll
Clifton V. Rowe
Loomis, Sayles & Company, L.P.

SYMBOLS:

Class A                 NEFUX
Class B                 NEUBX
Class Y                 NEUYX

NET ASSET VALUE PER SHARE:

(September 30, 2003)
Class A              $  12.09
Class B                 12.10
Class Y                 12.07

                                                           MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Declining interest rates early in 2003 had a positive effect on U.S. government bonds, particularly on longer-term securities, but some of these gains were lost as rates on longer-term bonds moved higher in the third quarter.

For the nine months ended September 30, 2003*, the total return on Class A shares of Loomis Sayles Government Securities Fund was 2.71% at net asset value, with $0.35 in reinvested dividends. The fund's mortgage-backed holdings were primarily responsible for its slight under performance relative to its benchmark, Lehman Brothers Government Bond Index, which had a return of 2.80%. The fund also trailed the average return on the funds in Morningstar's Long Government category, which returned 3.10%. The fund's 30-day SEC yield at the end of September was 2.80%.

High yields on mortgage-backed securities offset by prepayment risks

The fund had a greater emphasis on mortgage-backed securities than its benchmark during the period because they offer a higher yield than government securities, although they are regarded as riskier because they are not issued or guaranteed by the U.S. Treasury. In the volatile environment for interest rates to date in 2003, the expected maturity or average life of mortgage securities became less certain, which provided a negative market environment for these securities. By the third quarter, the fund's FNMA (Federal National Mortgage Association) and GNMA (Government National Mortgage Association) holdings were lagging the rest of the portfolio.

Fund responded to shifts in interest rates

As 2003 began, U.S. Treasury bonds maturing in ten or more years accounted for more than half of the fund's net assets. As the period progressed and interest rates fell to 45-year lows, Treasuries with longer maturities rose in value, reflecting investors' need to seek higher current income. By the third quarter, when interest rates rose, we lengthened the portfolio's duration. Although this increased its sensitivity to declining bond prices, it also enabled us to lock in higher yields and prepare for a possible future decline in interest rates. In hindsight, our timing was fortunate, as interest rates (and bond prices) appeared to reach a plateau in September.

TIPS and UST Strip Principals were positives

While most government securities did well during the period, TIPS and UST Strip Principals led the market. TIPS are Treasury Inflation-Protected Securities; they are indexed to the Consumer Price Index, a primary measure of inflation. These securities were in demand because of their potential to provide price protection in an inflationary, rising interest-rate environment. UST Strip Principals are issued by the U.S. Treasury. They performed well as they rolled down a very steep yield curve, which resulted in a favorable return profile.

Late in the period, we sold our position in TIPS, as they became increasingly expensive. However, we are still positive on TIPS and plan to build up the fund's position in these securities again when prices become more reasonable.

Outlook is for gradually rising interest rates into 2004

As we get closer to 2004, we expect interest rates to trend gradually upward in anticipation of Fed rate hikes. We expect the gap between long- and short-term bond yields to remain wide and we plan to continue emphasizing mortgages and TIPS in anticipation of stronger economic growth and attractive valuations in both sectors.

* Effective September 12, 2003, the fund changed its fiscal year end from December 31 to September 30.

                    LOOMIS SAYLES GOVERNMENT SECURITIES FUND

                                   INVESTMENT RESULTS THROUGH SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing Loomis Sayles Government Securities Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

                  SEPTEMBER 30, 1993 THROUGH SEPTEMBER 30, 2003

                              [CHART APPEARS HERE]

                                      LEHMAN
                         Maximum    GOVERNMENT
  Month     Net Asset     Sales        BOND
   End      Value/1/    Charge/2/    INDEX/3/
----------  ---------   ---------   ----------
09/30/1993    10,000      9,550       10,000
10/31/1993    10,029      9,577       10,038
11/30/1993     9,908      9,462        9,928
12/31/1993     9,911      9,465        9,966
01/31/1994    10,013      9,562       10,103
02/28/1994     9,775      9,335        9,889
03/31/1994     9,596      9,164        9,666
04/30/1994     9,523      9,094        9,590
05/31/1994     9,517      9,089        9,578
06/30/1994     9,408      8,985        9,556
07/31/1994     9,534      9,105        9,732
08/31/1994     9,537      9,108        9,733
09/30/1994     9,404      8,981        9,596
10/31/1994     9,404      8,980        9,589
11/30/1994     9,349      8,929        9,572
12/31/1994     9,372      8,950        9,630
01/31/1995     9,517      9,089        9,809
02/28/1995     9,736      9,298       10,020
03/31/1995     9,799      9,358       10,083
04/30/1995     9,900      9,454       10,215
05/31/1995    10,442      9,972       10,627
06/30/1995    10,506     10,033       10,708
07/31/1995    10,404      9,936       10,669
08/31/1995    10,516     10,043       10,794
09/30/1995    10,647     10,168       10,898
10/31/1995    10,848     10,360       11,064
11/30/1995    11,059     10,561       11,237
12/31/1995    11,249     10,743       11,396
01/31/1996    11,293     10,785       11,466
02/29/1996    11,016     10,520       11,232
03/31/1996    10,892     10,402       11,138
04/30/1996    10,807     10,321       11,067
05/31/1996    10,751     10,267       11,049
06/30/1996    10,862     10,373       11,191
07/31/1996    10,881     10,392       11,219
08/31/1996    10,812     10,325       11,194
09/30/1996    11,002     10,507       11,380
10/31/1996    11,261     10,755       11,630
11/30/1996    11,492     10,975       11,832
12/31/1996    11,337     10,827       11,712
01/31/1997    11,350     10,839       11,725
02/28/1997    11,357     10,846       11,741
03/31/1997    11,204     10,700       11,617
04/30/1997    11,342     10,832       11,784
05/31/1997    11,438     10,924       11,886
06/30/1997    11,598     11,076       12,019
07/31/1997    12,085     11,541       12,360
08/31/1997    11,813     11,281       12,238
09/30/1997    12,028     11,487       12,422
10/31/1997    12,265     11,713       12,637
11/30/1997    12,354     11,798       12,702
12/31/1997    12,507     11,944       12,835
01/31/1998    12,683     12,112       13,027
02/28/1998    12,623     12,055       12,991
03/31/1998    12,615     12,047       13,028
04/30/1998    12,653     12,084       13,087
05/31/1998    12,813     12,236       13,221
06/30/1998    13,007     12,421       13,371
07/31/1998    12,982     12,397       13,392
08/31/1998    13,381     12,779       13,741
09/30/1998    13,749     13,130       14,111
10/31/1998    13,577     12,966       14,063
11/30/1998    13,653     13,039       14,068
12/31/1998    13,635     13,021       14,099
01/31/1999    13,767     13,148       14,181
02/28/1999    13,237     12,641       13,844
03/31/1999    13,269     12,672       13,898
04/30/1999    13,312     12,713       13,930
05/31/1999    13,134     12,543       13,807
06/30/1999    12,981     12,396       13,779
07/31/1999    12,885     12,305       13,759
08/31/1999    12,789     12,213       13,759
09/30/1999    12,955     12,372       13,871
10/31/1999    12,946     12,363       13,893
11/30/1999    12,889     12,309       13,874
12/31/1999    12,759     12,185       13,784
01/31/2000    12,772     12,197       13,803
02/29/2000    12,997     12,412       14,000
03/31/2000    13,283     12,685       14,246
04/30/2000    13,175     12,582       14,206
05/31/2000    13,128     12,537       14,215
06/30/2000    13,356     12,755       14,469
07/31/2000    13,481     12,875       14,609
08/31/2000    13,718     13,100       14,825
09/30/2000    13,664     13,049       14,867
10/31/2000    13,788     13,167       15,009
11/30/2000    14,104     13,469       15,305
12/31/2000    14,404     13,756       15,610
01/31/2001    14,502     13,849       15,767
02/28/2001    14,686     14,025       15,946
03/31/2001    14,696     14,035       16,002
04/30/2001    14,484     13,832       15,839
05/31/2001    14,534     13,880       15,891
06/30/2001    14,558     13,903       15,964
07/31/2001    14,991     14,317       16,347
08/31/2001    15,158     14,476       16,550
09/30/2001    15,361     14,670       16,838
10/31/2001    15,887     15,172       17,273
11/30/2001    15,341     14,651       16,885
12/31/2001    15,114     14,434       16,738
01/31/2002    15,263     14,576       16,847
02/28/2002    15,448     14,753       17,002
03/31/2002    15,016     14,340       16,633
04/30/2002    15,430     14,736       17,029
05/31/2002    15,536     14,837       17,131
06/30/2002    15,767     15,057       17,371
07/31/2002    16,141     15,415       17,752
08/31/2002    16,597     15,850       18,104
09/30/2002    17,032     16,265       18,528
10/31/2002    16,789     16,034       18,379
11/30/2002    16,614     15,866       18,221
12/31/2002    17,132     16,361       18,663
01/31/2003    17,093     16,324       18,616
02/28/2003    17,483     16,696       18,916
03/31/2003    17,329     16,550       18,862
04/30/2003    17,411     16,628       18,950
05/31/2003    18,063     17,250       19,442
06/30/2003    17,867     17,063       19,340
07/31/2003    16,691     15,940       18,540
08/31/2003    16,892     16,132       18,644
09/30/2003    17,597     16,800       19,186

                           AVERAGE ANNUAL TOTAL RETURNS -- SEPTEMBER 30, 2003/8/
--------------------------------------------------------------------------------

                                                                      SINCE
                              9 MONTHS  1 YEAR  5 YEARS  10 YEARS   INCEPTION
                              --------  ------  -------  --------  ------------
CLASS A (Inception 9/16/85)

Net Asset Value/1/                2.71%   3.32%    5.06%     5.81%           --
With Maximum Sales Charge/2/     -1.90   -1.29     4.10      5.33            --

CLASS B (Inception 9/23/93)

Net Asset Value/1/                2.22    2.63     4.31      5.05            --
With CDSC/4/                     -2.77   -2.33     3.97      5.05            --

CLASS Y (Inception 3/31/94)

Net Asset Value/1/                2.91    3.53     5.42        --          6.92%

                                                                      SINCE
                                                                     CLASS Y
COMPARATIVE PERFORMANCE       9 MONTHS  1 YEAR  5 YEARS  10 YEARS  INCEPTION/7/
----------------------------  --------  ------  -------  --------  ------------
Lehman Government Bond
 Index/3/                         2.80%   3.55%    6.34%     6.73%         7.48%
Morningstar Long Government
 Fund Avg./5/                     3.10    3.29     5.57      6.96          7.96
Lipper General Government
 Funds Avg./6/                    1.53    2.23     5.13      5.66          6.38

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only. Other Classes of shares are available for which fees, expenses and performance differ.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                              PORTFOLIO AS OF SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                   PORTFOLIO MIX

                              [CHART APPEARS HERE]

     Treasuries   Mortgage-Backed   Government Agencies   Short Term & Other
     ----------   ---------------   -------------------   ------------------
        83.2%          13.2%                0.8%                 2.8%

                                                              EFFECTIVE MATURITY

                              [CHART APPEARS HERE]

                   1 year   1-5 years   5-10 years   10+ years
                   ------   ---------   ----------   ---------
                    2.0%      12.7%        17.0%       68.3%

                     Average Effective Maturity: 13.8 years

See page 11 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

/1/     Does not include a sales charge.

/2/     Includes the maximum sales charge of 4.50%.

/3/ Lehman Brothers Government Bond Index is an unmanaged index of public debt of the U.S. Treasury, government agencies, and their obligations.

/4/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.

/5/ Morningstar Long Government Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

/6/ Lipper General Government Funds Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Lipper Inc.

/7/ The since-inception comparative performance figures shown for each Class of fund shares are calculated as follows: Class Y from 3/31/94.

/8/ Returns reflect the results of CDC Nvest Government Securities Fund, whose assets and liabilities were reorganized into the fund on September 12, 2003.

                         LOOMIS SAYLES HIGH INCOME FUND

                                                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

OBJECTIVE:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

STRATEGY:

Invests primarily in lower-quality fixed-income securities

FUND INCEPTION:

February 22, 1984

MANAGERS:

Kathleen C. Gaffney
Matthew J. Eagan
Loomis, Sayles & Company, L.P.

SYMBOLS:

Class A                 NEFHX
Class B                 NEHBX
Class C                 NEHCX

NET ASSET VALUE PER SHARE:
(September 30, 2003)

Class A               $  4.65
Class B                  4.65
Class C                  4.65

                                                           MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

High-yield bonds in a wide range of sectors performed well during the first nine months of 2003. Results were particularly favorable in technology and telecommunications. Strength in overseas and emerging markets also contributed to Loomis Sayles High Income Fund's results.

For the nine months ended September 30, 2003*, the total return on the fund's Class A shares at net asset value was 19.48%, including $0.25 per share in reinvested dividends. The fund's benchmark, the Lehman Brothers High Yield Composite Index, returned 21.77% for the same period, and the average return on the funds in Morningstar's High Yield Bond Fund category was 17.41%. At the end of September, the fund's 30-day SEC yield was 6.98%.

Telecom and technology were strongest sectors

As business conditions improved, expectations grew that companies would soon be upgrading and updating their equipment. The result was a vigorous rally in technology and telecommunications issues from their depressed levels of last year. Networks specialist Lucent Technologies, which also benefited from its renewed ability to access capital, was a solid performer. Even debt-ridden power companies like AES and Calpine benefited from improved fundamentals and investors' quest for yield, which intensified interest in the sector during the period. Emerging-market issues were also positive.

Emerging-market issues generally moved higher as low domestic interest rates and an improving global economy made investors more willing to accept increased risk in pursuit of higher returns. Coupled with strong economic growth, this benefited fund holdings in Philippine Long Distance Telephone. And signs that a new, reform-minded government was adopting more responsible fiscal measures contributed to higher prices for Brazil's government bonds, which accounted for 2% of the fund's total net assets at the end of September 2003.

Individual holdings hurt performance

Consumers who kept their wallets shut during most of the period depressed sales for retailer Dillard's, whose credit quality also came into question. Price competition hurt Trico Marine, which supplies marine drilling services.

Fund positioned for an improving economy

Stimulative fiscal and monetary measures that are already in place - tax cuts and low interest rates - have the potential to benefit consumers and businesses alike in the months ahead. Lower withholding rates have given individuals more spending power, and other recent tax changes provide incentives for corporate investment that may finally lead to renewed hiring. We have been increasing exposure to carefully selected bonds rated BB or lower in the belief that lower-rated companies will do well as the economy gathers momentum. We also continue to emphasize emerging-market issues and those denominated in euros, reflecting our belief that companies in Europe and elsewhere will enjoy increased export opportunities as a result of the weaker U.S. dollar.

* Effective September 12, 2003, the fund changed its fiscal year end from December 31 to September 30.

                         LOOMIS SAYLES HIGH INCOME FUND

                                   INVESTMENT RESULTS THROUGH SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing Loomis Sayles High Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                             GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES/9/
--------------------------------------------------------------------------------

                  SEPTEMBER 30, 1993 THROUGH SEPTEMBER 30, 2003

                              [CHART APPEARS HERE]

                                      LEHMAN
                         Maximum    HIGH YIELD
   Month     Net Asset     Sales     COMPOSITE
    End      Value/1/    Charge/2/     INDEX/3/
----------   ---------   ---------   ----------
 9/30/1993      10,000       9,550       10,000
10/31/1993      10,227       9,766       10,203
11/30/1993      10,316       9,852       10,252
12/31/1993      10,447       9,977       10,379
 1/31/1994      10,686      10,205       10,604
 2/28/1994      10,707      10,225       10,577
 3/31/1994      10,433       9,964       10,177
 4/30/1994      10,263       9,801       10,107
 5/31/1994      10,306       9,842       10,113
 6/30/1994      10,349       9,883       10,144
 7/31/1994      10,284       9,821       10,230
 8/31/1994      10,240       9,779       10,302
 9/30/1994      10,262       9,800       10,303
10/31/1994      10,246       9,785       10,327
11/30/1994      10,084       9,630       10,197
12/31/1994      10,110       9,655       10,272
 1/31/1995      10,183       9,725       10,412
 2/28/1995      10,448       9,977       10,769
 3/31/1995      10,515      10,042       10,884
 4/30/1995      10,723      10,241       11,161
 5/31/1995      10,921      10,430       11,474
 6/30/1995      10,908      10,417       11,547
 7/31/1995      11,095      10,596       11,693
 8/31/1995      11,103      10,603       11,730
 9/30/1995      11,160      10,657       11,874
10/31/1995      11,204      10,700       11,947
11/30/1995      11,225      10,720       12,052
12/31/1995      11,301      10,792       12,242
 1/31/1996      11,507      10,990       12,457
 2/29/1996      11,587      11,065       12,467
 3/31/1996      11,564      11,044       12,459
 4/30/1996      11,703      11,176       12,486
 5/31/1996      11,829      11,297       12,561
 6/30/1996      11,904      11,369       12,665
 7/31/1996      12,019      11,479       12,724
 8/31/1996      12,162      11,615       12,862
 9/30/1996      12,536      11,972       13,172
10/31/1996      12,509      11,946       13,273
11/30/1996      12,767      12,193       13,537
12/31/1996      12,982      12,398       13,632
 1/31/1997      12,992      12,407       13,756
 2/28/1997      13,447      12,842       13,986
 3/31/1997      13,269      12,672       13,784
 4/30/1997      13,343      12,743       13,919
 5/31/1997      13,787      13,166       14,227
 6/30/1997      13,876      13,251       14,425
 7/31/1997      14,254      13,613       14,821
 8/31/1997      14,345      13,699       14,787
 9/30/1997      14,773      14,108       15,080
10/31/1997      14,644      13,985       15,094
11/30/1997      14,840      14,173       15,238
12/31/1997      14,978      14,304       15,371
 1/31/1998      15,203      14,519       15,648
 2/28/1998      15,182      14,499       15,740
 3/31/1998      15,339      14,649       15,887
 4/30/1998      15,422      14,728       15,950
 5/31/1998      15,397      14,704       16,006
 6/30/1998      15,450      14,755       16,063
 7/31/1998      15,427      14,733       16,155
 8/31/1998      14,356      13,710       15,263
 9/30/1998      14,221      13,581       15,332
10/31/1998      13,922      13,296       15,018
11/30/1998      14,923      14,251       15,641
12/31/1998      14,724      14,061       15,658
 1/31/1999      15,055      14,378       15,891
 2/28/1999      15,150      14,469       15,797
 3/31/1999      15,395      14,702       15,948
 4/30/1999      15,727      15,019       16,257
 5/31/1999      15,341      14,651       16,037
 6/30/1999      15,298      14,609       16,003
 7/31/1999      15,237      14,551       16,067
 8/31/1999      14,999      14,324       15,890
 9/30/1999      14,902      14,231       15,775
10/31/1999      15,036      14,359       15,670
11/30/1999      15,135      14,454       15,853
12/31/1999      15,313      14,623       16,033
 1/31/2000      15,143      14,462       15,964
 2/29/2000      15,212      14,527       15,995
 3/31/2000      14,752      14,088       15,658
 4/30/2000      14,743      14,079       15,683
 5/31/2000      14,332      13,687       15,523
 6/30/2000      14,766      14,102       15,839
 7/31/2000      14,854      14,185       15,960
 8/31/2000      14,795      14,129       16,069
 9/30/2000      14,489      13,837       15,928
10/31/2000      13,766      13,147       15,418
11/30/2000      12,622      12,054       14,808
12/31/2000      12,849      12,271       15,094
 1/31/2001      14,341      13,696       16,224
 2/28/2001      14,269      13,627       16,440
 3/31/2001      13,540      12,931       16,053
 4/30/2001      13,124      12,533       15,853
 5/31/2001      13,159      12,566       16,139
 6/30/2001      12,404      11,846       15,686
 7/31/2001      12,648      12,079       15,917
 8/31/2001      12,551      11,986       16,105
 9/30/2001      11,409      10,896       15,022
10/31/2001      11,283      10,775       15,394
11/30/2001      11,649      11,125       15,955
12/31/2001      11,481      10,964       15,890
 1/31/2002      11,552      11,032       16,001
 2/28/2002      11,200      10,696       15,778
 3/31/2002      11,502      10,984       16,157
 4/30/2002      11,408      10,894       16,416
 5/31/2002      11,241      10,735       16,325
 6/30/2002      10,437       9,968       15,121
 7/31/2002       9,734       9,296       14,460
 8/31/2002      10,075       9,622       14,873
 9/30/2002       9,701       9,264       14,678
10/31/2002       9,696       9,260       14,549
11/30/2002      10,341       9,876       15,451
12/31/2002      10,463       9,993       15,667
 1/31/2003      10,686      10,205       16,188
 2/28/2003      10,835      10,347       16,388
 3/31/2003      11,114      10,614       16,859
 4/30/2003      11,757      11,228       17,860
 5/31/2003      11,962      11,424       18,044
 6/30/2003      12,220      11,670       18,563
 7/31/2003      11,978      11,439       18,359
 8/31/2003      12,105      11,560       18,570
 9/30/2003      12,500      11,942       19,078

                           AVERAGE ANNUAL TOTAL RETURNS -- SEPTEMBER 30, 2003/9/
--------------------------------------------------------------------------------

                                                                         SINCE
                              9 MONTHS  1 YEAR  5 YEARS  10 YEARS/7/  INCEPTION/7/
                              --------  ------  -------  -----------  ------------
CLASS A (Inception 2/22/84)

Net Asset Value/1/               19.48%  28.88%   -2.55%        2.26%           --
With Maximum Sales Charge/2/     14.22   23.19    -3.45         1.79            --

CLASS B (Inception 9/20/93)

Net Asset Value/1/               18.82   27.96    -3.27         1.52            --
With CDSC/4/                     13.82   22.96    -3.52         1.52            --

CLASS C (Inception 3/2/98)

Net Asset Value/1/               18.82   27.93    -3.27           --         -4.18%
With Maximum Sales Charge
 and CDSC/4/                     16.68   25.64    -3.47           --         -4.35

                                                                         SINCE
                                                                        CLASS C
COMPARATIVE PERFORMANCE       9 MONTHS  1 YEAR  5 YEARS     10 YEARS   INCEPTION/8/
---------------------------   --------  ------  -------     --------  ------------
Lehman High Yield Composite
 Index/3/                        21.77%  29.98%    4.47%        6.67%         3.38%
Morningstar High Yield Bond
 Fund Average/5/                 17.41   24.63     2.81         4.86          1.07
Lipper High Current Yield
 Funds Average/6/                17.62   24.96     2.83         4.78          1.05

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Other Classes of shares are available for which fees, expenses and performance differ.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                              PORTFOLIO AS OF SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                  CREDIT QUALITY

                              [CHART APPEARS HERE]

                      B       Ba      Baa     Caa and lower
                    ----     ----     ---     -------------
                    34.9%    40.9%    3.3%        20.9%

Credit quality is based on bond ratings from Moody's Investors Service

                                                              EFFECTIVE MATURITY

                              [CHART APPEARS HERE]

               1 year     1-5 years     5-10 years     10+ years
               ------     ---------     ----------     ---------
                5.1%        28.9%          35.9%         30.1%

                      Average Effective Maturity: 9.6 years

See page 11 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

/1/     Does not include a sales charge.

/2/     Includes the maximum sales charge of 4.50%.

/3/ Lehman Brothers High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.

/4/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

/5/ Morningstar High Yield Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

/6/ Lipper High Current Yield Funds Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Lipper Inc.

/7/ Fund performance has been increased by expense waivers, without which performance would have been lower.

/8/ The since-inception comparative performance figures shown for Class C shares are calculated from 3/31/98.

/9/ Returns reflect results of CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the fund on September 12, 2003.

                 LOOMIS SAYLES LIMITED TERM U.S. GOVERNMENT FUND

                                                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

OBJECTIVE:

Seeks a high current return consistent with preservation of capital

STRATEGY:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

FUND INCEPTION:

January 3, 1989

MANAGERS:

John Hyll
Clifton V. Rowe
Loomis, Sayles & Company, L.P.

SYMBOLS:

Class A                 NEFLX
Class B                 NELBX
Class C                 NECLX
Class Y                 NELYX

NET ASSET VALUE PER SHARE:
(September 30, 2003)

Class A               $ 11.51
Class B                 11.49
Class C                 11.50
Class Y                 11.55

                                                           MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

The nine months ended September 30, 2003* have been a study in contrasts, as interest rates first fell, sending bond prices up, and then rose, triggering a price decline. Loomis Sayles Limited Term U.S. Government Fund began the period in a defensive posture, which limited its participation in the price rally early in the year.

Based on the net asset value of Class A shares, the fund's total return was 1.23% for the nine-month period, including $0.36 in reinvested dividends. The fund's benchmark, Lehman Brothers Intermediate Government Bond Index, ended the period with a return of 2.49%, while the average return on the funds in Morningstar's Short Government category was 1.31%. The fund's emphasis in mortgage-backed securities caused it to lag its benchmark because the yield-advantage of mortgages was offset by their poor price performance during the period.

As of September 30, 2003, the fund's 30-day SEC yield on Class A shares was
1.81%.

Interest rates reversed course on prospects for improving economy

Early in 2003, interest rates reached 45-year lows, as the sluggish economy and prospects for war in the Middle East caused the Federal Reserve Board to remain stimulative. As the year unfolded, economic news began to improve and interest rates rose, sending bond prices down, although the effects were most noticeable on the longer end of the maturity spectrum. As prospects for continued improvement made investors more confident for the future, they became increasingly willing to leave the perceived "safe harbor" of U.S. government securities, seeking higher yields. Their focus shifted to longer-term bonds and the corporate market.

In addition, as signs of economic strength emerged, many homeowners rushed to refinance mortgages in anticipation of higher rates to come. The fund's relatively short maturity structure helped it avoid most of the downward pressure on prices of longer bonds later in the period, but our overall emphasis on mortgage-backed securities held the fund back. These include FNMAs (Federal National Mortgage Association, "Fannie Maes") and GNMAs (Government National Mortgage Association, "Ginnie Maes"). FNMAs, which accounted for a substantial portion of the fund's assets during the period, offer higher yields than Treasury Securities but involve greater risk because they are not issued or guaranteed by the U.S. government. We began to trim the fund's holdings in these securities as they weakened in the third quarter, although we continue to overweight mortgages because of their potential for higher returns over the long term.

Outlook is for gradually rising interest rates into 2004

If investors become concerned that the Fed will tighten monetary policy again, we believe yields are likely to edge upward as 2004 approaches. The Treasury's need to finance an increasingly large debt might also keep upward pressure on interest rates.

In this environment, we believe income will continue to be the key to performance, even as bond prices gradually decline. Accordingly, we continue to emphasize the mortgage sector because of its substantial yield advantage versus Treasury securities. Treasuries remain our least favorite sector of the bond market, given their low yields and limited opportunity for price gains.

* Effective September 12, 2003, the fund changed its fiscal year end from December 31 to September 30.

                 LOOMIS SAYLES LIMITED TERM U.S. GOVERNMENT FUND

                                   INVESTMENT RESULTS THROUGH SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing Loomis Sayles Limited Term U.S. Government Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

                  SEPTEMBER 30, 1993 THROUGH SEPTEMBER 30, 2003

                              [CHART APPEARS HERE]

                                       LEHMAN
                         Maximum    INTERMEDIATE
   Month    Net Asset     Sales      GOV'T BOND
    End     Value/1/    Charge/2/     INDEX/3/
----------  ---------   ---------   ------------
 9/30/1993     10,000       9,700         10,000
10/31/1993     10,022       9,721         10,024
11/30/1993      9,967       9,668          9,974
12/31/1993      9,982       9,683         10,015
 1/31/1994     10,070       9,768         10,114
 2/28/1994      9,958       9,659          9,975
 3/31/1994      9,821       9,526          9,830
 4/30/1994      9,764       9,471          9,766
 5/31/1994      9,764       9,471          9,773
 6/30/1994      9,756       9,463          9,775
 7/31/1994      9,838       9,543          9,904
 8/31/1994      9,863       9,567          9,932
 9/30/1994      9,788       9,494          9,850
10/31/1994      9,788       9,494          9,852
11/30/1994      9,754       9,462          9,809
12/31/1994      9,761       9,468          9,841
 1/31/1995      9,891       9,595         10,001
 2/28/1995     10,032       9,731         10,193
 3/31/1995     10,060       9,758         10,250
 4/30/1995     10,159       9,854         10,368
 5/31/1995     10,443      10,130         10,661
 6/30/1995     10,489      10,174         10,729
 7/31/1995     10,483      10,169         10,734
 8/31/1995     10,575      10,258         10,822
 9/30/1995     10,641      10,322         10,895
10/31/1995     10,788      10,464         11,014
11/30/1995     10,918      10,590         11,149
12/31/1995     11,032      10,701         11,259
 1/31/1996     11,092      10,760         11,354
 2/29/1996     10,960      10,631         11,234
 3/31/1996     10,890      10,564         11,182
 4/30/1996     10,862      10,537         11,150
 5/31/1996     10,825      10,500         11,144
 6/30/1996     10,910      10,583         11,257
 7/31/1996     10,933      10,605         11,292
 8/31/1996     10,929      10,601         11,305
 9/30/1996     11,067      10,735         11,451
10/31/1996     11,245      10,908         11,639
11/30/1996     11,386      11,044         11,779
12/31/1996     11,294      10,955         11,716
 1/31/1997     11,342      11,002         11,761
 2/28/1997     11,357      11,016         11,780
 3/31/1997     11,297      10,958         11,713
 4/30/1997     11,397      11,055         11,845
 5/31/1997     11,467      11,123         11,937
 6/30/1997     11,577      11,230         12,040
 7/31/1997     11,768      11,415         12,262
 8/31/1997     11,748      11,396         12,215
 9/30/1997     11,870      11,514         12,347
10/31/1997     12,004      11,643         12,491
11/30/1997     12,024      11,663         12,519
12/31/1997     12,115      11,752         12,621
 1/31/1998     12,291      11,922         12,785
 2/28/1998     12,263      11,895         12,772
 3/31/1998     12,242      11,875         12,812
 4/30/1998     12,290      11,921         12,873
 5/31/1998     12,369      11,998         12,961
 6/30/1998     12,460      12,086         13,048
 7/31/1998     12,476      12,102         13,099
 8/31/1998     12,675      12,295         13,346
 9/30/1998     13,037      12,646         13,658
10/31/1998     12,911      12,524         13,680
11/30/1998     12,872      12,486         13,639
12/31/1998     12,898      12,511         13,692
 1/31/1999     12,967      12,578         13,753
 2/28/1999     12,819      12,434         13,564
 3/31/1999     12,879      12,492         13,654
 4/30/1999     12,916      12,529         13,691
 5/31/1999     12,820      12,435         13,607
 6/30/1999     12,737      12,354         13,627
 7/31/1999     12,675      12,295         13,629
 8/31/1999     12,671      12,291         13,648
 9/30/1999     12,815      12,431         13,765
10/31/1999     12,839      12,454         13,792
11/30/1999     12,852      12,466         13,802
12/31/1999     12,811      12,427         13,758
 1/31/2000     12,756      12,374         13,712
 2/29/2000     12,869      12,483         13,826
 3/31/2000     13,028      12,638         13,983
 4/30/2000     12,987      12,597         13,978
 5/31/2000     12,993      12,603         14,015
 6/30/2000     13,178      12,783         14,238
 7/31/2000     13,244      12,847         14,332
 8/31/2000     13,383      12,982         14,493
 9/30/2000     13,487      13,082         14,620
10/31/2000     13,535      13,129         14,720
11/30/2000     13,719      13,308         14,936
12/31/2000     13,880      13,463         15,199
 1/31/2001     14,056      13,634         15,402
 2/28/2001     14,161      13,736         15,543
 3/31/2001     14,250      13,823         15,656
 4/30/2001     14,222      13,795         15,606
 5/31/2001     14,293      13,864         15,671
 6/30/2001     14,303      13,874         15,721
 7/31/2001     14,570      14,133         16,014
 8/31/2001     14,666      14,226         16,156
 9/30/2001     14,896      14,449         16,501
10/31/2001     15,119      14,666         16,759
11/30/2001     14,923      14,475         16,559
12/31/2001     14,832      14,387         16,479
 1/31/2002     14,911      14,464         16,550
 2/28/2002     15,060      14,608         16,687
 3/31/2002     14,843      14,398         16,435
 4/30/2002     15,115      14,661         16,743
 5/31/2002     15,217      14,760         16,859
 6/30/2002     15,370      14,909         17,070
 7/31/2002     15,590      15,123         17,392
 8/31/2002     15,744      15,271         17,591
 9/30/2002     15,886      15,409         17,893
10/31/2002     15,920      15,442         17,881
11/30/2002     15,847      15,371         17,739
12/31/2002     16,044      15,563         18,067
 1/31/2003     16,036      15,555         18,027
 2/28/2003     16,175      15,690         18,231
 3/31/2003     16,165      15,680         18,234
 4/30/2003     16,192      15,707         18,286
 5/31/2003     16,291      15,803         18,573
 6/30/2003     16,262      15,774         18,542
 7/31/2003     15,924      15,446         18,092
 8/31/2003     15,977      15,497         18,125
 9/30/2003     16,241      15,758         18,518

                           AVERAGE ANNUAL TOTAL RETURNS -- SEPTEMBER 30, 2003/8/
--------------------------------------------------------------------------------

                                                                      SINCE
                              9 MONTHS  1 YEAR  5 YEARS  10 YEARS   INCEPTION
                              --------  ------  -------  --------  ------------
CLASS A (Inception 1/3/89)

Net Asset Value/1/                1.23%   2.25%    4.49%     4.97%           --
With Maximum Sales Charge/2/     -1.78   -0.79     3.86      4.65            --

CLASS B (Inception 9/27/93)

Net Asset Value/1/                0.74    1.59     3.82      4.27            --
With CDSC/4/                     -4.16   -3.31     3.49      4.27            --

CLASS C (Inception 12/30/94)

Net Asset Value/1/                0.74    1.58     3.82        --          5.20%
With Maximum Sales Charge
 and CDSC/4/                     -1.25   -0.41     3.61        --          5.08

CLASS Y (Inception 3/31/94)

Net Asset Value/1/                1.49    2.58     4.93        --          5.85

                                                                      SINCE         SINCE
                                                                     CLASS C       CLASS Y
COMPARATIVE PERFORMANCE       9 MONTHS  1 YEAR  5 YEARS  10 YEARS  INCEPTION/7/  INCEPTION/7/
-------------------------     --------  ------  -------  --------  ------------  ------------
Lehman Int. Gov't. Bond
 Index/3/                         2.49    3.49%    6.28%     6.36%         7.49%         6.89%
Morningstar Short Gov't.
 Fund Avg./5/                     1.31    2.17     5.03      5.25          6.11          5.64
Lipper Short Int.
 U.S.Gov't. Funds Avg./6/         1.58    2.51     5.30      5.52          6.47          5.92

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only. Other Classes of shares are available for which fees, expenses and performance differ.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                              PORTFOLIO AS OF SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                   PORTFOLIO MIX

                              [CHART APPEARS HERE]

Mortgage-backed     Treasuries     Government Agencies     Supranational     Asset Back Securities     Short Term and Other
---------------     ----------     -------------------     -------------     ---------------------     --------------------
     64.8%             16.0%              13.0%                 3.1%                 2.5%                      0.6%

                                                              EFFECTIVE MATURITY

                              [CHART APPEARS HERE]

                 1 year    1-5 years    5-10 years    10+ years
                 ------    ---------    ----------    ---------
                  7.0%       30.7%         9.7%         52.6%

                     Average Effective Maturity: 12.5 years

See page 11 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

/1/     Does not include a sales charge.

/2/     Includes the maximum sales charge of 3.00%.

/3/ Lehman Brothers Intermediate Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies with maturities between one and ten years.

/4/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

/5/ Morningstar Short Government Fund Average is the average performance without sales charge of funds with similar investment objectives as calculated by Morningstar, Inc.

/6/ Lipper Short Intermediate U.S. Government Funds Average is the average performance without sales charge of funds with similar investment objectives as calculated by Lipper Inc.

/7/ The since-inception comparative performance figures shown for each Class of fund shares are calculated as follows: Class C from 12/31/94; Class Y from 3/31/94.

/8/ Returns reflect results of CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the fund on September 12, 2003.

                       LOOMIS SAYLES STRATEGIC INCOME FUND

                                                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

OBJECTIVE:

Seeks high current income, with a secondary objective of capital growth

STRATEGY:

Invests primarily in income-producing securities in the U.S. and around the world

FUND INCEPTION:

May 1, 1995

MANAGERS:

Daniel J. Fuss
Kathleen C. Gaffney
Loomis, Sayles & Company, L.P.

SYMBOLS:

Class A                 NEFZX
Class B                 NEZBX
Class C                 NECZX
Class Y                 NEZYX

NET ASSET VALUE PER SHARE:
(September 30, 2003)

Class A               $ 12.57
Class B                 12.59
Class C                 12.58
Class Y                 12.58

                                                           MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

High-yielding corporate bonds helped Loomis Sayles Strategic Income Fund provide a total return of 23.70% for the nine months ended September 30, 2003*, based on the net asset value of Class A shares and $0.65 in reinvested dividends. By contrast, the total return on the fund's benchmark, Lehman Brothers Aggregate Bond Index, was 3.78% for the period. The benchmark does not have the investment flexibility this fund has in pursuit of superior returns. The fund's emphasis on high-yield and emerging market issues, while adding to risks, also enabled it to provide substantially better results than the funds in Morningstar's Multi-Sector Bond Fund category, which averaged 11.07% for the period. The fund's 30-day SEC yield at the end of September was 5.60%.

Corporate bonds and convertible securities led performance

Prices of corporate bonds across all rating categories rose, led by high-yield issues. With the economy apparently gaining momentum, default rates down sharply and low yields from higher-quality bonds, investors directed large cash into lower-rated issues, driving prices higher. Holdings among convertible securities
- issues that may be converted into a company's common stock under specified conditions - also rose broadly, as economic optimism caused stock prices to rally as well.

Foreign government bonds and currency fluctuations also contributed

Improving international economic conditions and the weak U.S. dollar helped boost the value of fund holdings in Norway, Canada and South Africa. Sovereign credits (bonds issued by foreign governments) also rose, led by emerging markets in South America. Brazil, one of the portfolio's largest sovereign commitments, provided excellent results. A new government in Brazil has implemented more responsible fiscal policies and made progress in combating high inflation.

Telecom and technology rebounded

Telecommunications companies rebounded from the depressed levels reached in 2002. As is often the case coming out of a recession, lower-rated issues were the best performers. COLT Telecom, a leading European provider, benefited from improved business conditions. In the United States, Qwest's sale of its Yellow Pages business and other assets eased concerns over its financial stability. Earnings among technology companies beat analysts' expectations and many of them recorded revenue growth - a trend not seen for some time.

In a positive overall environment, negatives were limited to specific issues

A few issues in the portfolio did not keep pace because of company-specific issues. For example, the fund's weaker holdings included independent power generator Calpine, as volatile gas prices and the company's efforts to execute its financial plan held the company back. Price competition hurt Trico Marine, which provides offshore services for oil and gas drillers. However, the liquidity in the market supported many distressed issues, and the overall tone was positive during the period.

Strategy reflects positive expectations

We believe the U.S. economy will continue to expand. Therefore, we will maintain the fund's strong emphasis on high-yield bonds and convertible issues. We also expect the U.S. dollar to remain weak versus other major currencies, so we will continue our strategy of international diversification in an effort to increase the fund's total return.

* Effective September 12, 2003, the fund changed its fiscal year end from December 31 to September 30.

                       LOOMIS SAYLES STRATEGIC INCOME FUND

                                   INVESTMENT RESULTS THROUGH SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing Loomis Sayles Strategic Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. Securities indexes measure the performance of a theoretical portfolio. Unlike a fund, indexes are unmanaged and do not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

                     MAY 1, 1995 THROUGH SEPTEMBER 30, 2003

                              [CHART APPEARS HERE]

                                      LEHMAN     LEHMAN
                         Maximum    AGGREGATE   UNIVERSAL
  Month     Net Asset     Sales       BOND        BOND
   End      Value/1/    Charge/2/    INDEX/3/    INDEX/4/
----------  ---------   ---------   ---------   ---------
05/01/1995     10,000       9,550      10,000      10,000
05/31/1995     10,014       9,563      10,000      10,000
06/30/1995     10,017       9,566      10,073      10,073
07/31/1995     10,096       9,642      10,051      10,058
08/31/1995     10,192       9,733      10,172      10,176
09/30/1995     10,410       9,942      10,271      10,280
10/31/1995     10,355       9,889      10,405      10,407
11/30/1995     10,647      10,168      10,561      10,564
12/31/1995     11,038      10,541      10,709      10,724
01/31/1996     11,302      10,793      10,780      10,817
02/29/1996     10,995      10,500      10,593      10,630
03/31/1996     11,073      10,575      10,519      10,564
04/30/1996     11,057      10,559      10,460      10,521
05/31/1996     11,232      10,727      10,438      10,506
06/30/1996     11,383      10,871      10,579      10,647
07/31/1996     11,360      10,849      10,608      10,677
08/31/1996     11,569      11,048      10,590      10,674
09/30/1996     11,974      11,435      10,774      10,869
10/31/1996     12,316      11,761      11,013      11,095
11/30/1996     12,816      12,239      11,202      11,292
12/31/1996     12,638      12,069      11,098      11,201
01/31/1997     12,674      12,104      11,132      11,249
02/28/1997     12,875      12,295      11,159      11,289
03/31/1997     12,735      12,162      11,036      11,157
04/30/1997     12,816      12,239      11,201      11,326
05/31/1997     13,091      12,502      11,307      11,446
06/30/1997     13,388      12,785      11,441      11,585
07/31/1997     13,990      13,361      11,749      11,902
08/31/1997     13,629      13,016      11,649      11,804
09/30/1997     14,110      13,475      11,821      11,986
10/31/1997     13,814      13,193      11,992      12,100
11/30/1997     13,889      13,264      12,048      12,166
12/31/1997     13,818      13,196      12,169      12,296
01/31/1998     14,043      13,411      12,325      12,450
02/28/1998     14,300      13,657      12,316      12,460
03/31/1998     14,607      13,949      12,358      12,517
04/30/1998     14,611      13,953      12,423      12,581
05/31/1998     14,372      13,726      12,541      12,672
06/30/1998     14,143      13,507      12,647      12,755
07/31/1998     13,966      13,338      12,674      12,786
08/31/1998     12,252      11,700      12,880      12,785
09/30/1998     12,648      12,079      13,182      13,088
10/31/1998     12,785      12,209      13,112      13,034
11/30/1998     13,642      13,028      13,186      13,164
12/31/1998     13,579      12,968      13,226      13,194
01/31/1999     13,814      13,192      13,320      13,282
02/28/1999     13,617      13,004      13,088      13,071
03/31/1999     14,336      13,691      13,160      13,171
04/30/1999     15,255      14,569      13,202      13,249
05/31/1999     14,782      14,117      13,086      13,115
06/30/1999     14,825      14,158      13,045      13,092
07/31/1999     14,532      13,879      12,989      13,039
08/31/1999     14,351      13,705      12,983      13,024
09/30/1999     14,443      13,793      13,133      13,165
10/31/1999     14,564      13,909      13,182      13,220
11/30/1999     14,828      14,160      13,181      13,242
12/31/1999     15,231      14,546      13,117      13,216
01/31/2000     15,090      14,411      13,074      13,172
02/29/2000     15,684      14,978      13,232      13,339
03/31/2000     15,843      15,130      13,407      13,495
04/30/2000     15,390      14,697      13,368      13,452
05/31/2000     14,893      14,223      13,362      13,428
06/30/2000     15,461      14,765      13,640      13,717
07/31/2000     15,597      14,895      13,764      13,850
08/31/2000     15,940      15,223      13,964      14,052
09/30/2000     15,519      14,820      14,051      14,123
10/31/2000     14,887      14,217      14,144      14,180
11/30/2000     14,810      14,143      14,376      14,371
12/31/2000     15,335      14,645      14,642      14,646
01/31/2001     15,822      15,110      14,882      14,933
02/28/2001     15,798      15,087      15,011      15,058
03/31/2001     15,201      14,517      15,087      15,109
04/30/2001     14,953      14,280      15,024      15,042
05/31/2001     15,288      14,600      15,115      15,150
06/30/2001     15,246      14,560      15,172      15,193
07/31/2001     15,258      14,571      15,511      15,492
08/31/2001     15,595      14,893      15,689      15,685
09/30/2001     14,821      14,154      15,872      15,798
10/31/2001     15,170      14,487      16,204      16,116
11/30/2001     15,385      14,693      15,980      15,927
12/31/2001     15,314      14,625      15,879      15,832
01/31/2002     15,488      14,791      16,007      15,965
02/28/2002     15,674      14,968      16,162      16,114
03/31/2002     15,854      15,141      15,894      15,881
04/30/2002     16,237      15,507      16,202      16,184
05/31/2002     16,581      15,835      16,339      16,306
06/30/2002     16,317      15,583      16,481      16,365
07/31/2002     15,931      15,214      16,680      16,504
08/31/2002     16,376      15,639      16,961      16,808
09/30/2002     16,155      15,428      17,236      17,049
10/31/2002     16,476      15,735      17,157      16,990
11/30/2002     17,093      16,324      17,153      17,036
12/31/2002     17,683      16,888      17,507      17,389
01/31/2003     18,181      17,362      17,522      17,436
02/28/2003     18,672      17,832      17,765      17,684
03/31/2003     18,852      18,004      17,751      17,701
04/30/2003     19,934      19,037      17,897      17,910
05/31/2003     20,931      19,989      18,231      18,252
06/30/2003     21,196      20,242      18,195      18,248
07/31/2003     20,618      19,690      17,583      17,661
08/31/2003     20,855      19,916      17,700      17,787
09/30/2003     21,874      20,890      18,168      18,262

                          AVERAGE ANNUAL TOTAL RETURNS -- SEPTEMBER 30, 2003/10/
--------------------------------------------------------------------------------

                                                                 SINCE
                              9 MONTHS  1 YEAR/8/  5 YEARS/8/  INCEPTION/8/
                              --------  ---------  ----------  ------------
CLASS A (Inception 5/1/95)

Net Asset Value/1/               23.70%     35.41%      11.58%         9.74%
With Maximum Sales Charge/2/     18.08      29.29       10.56          9.14

CLASS B (Inception 5/1/95)

Net Asset Value/1/               23.01      34.47       10.75          8.91
With CDSC/5/                     18.01      29.47       10.48          8.91

CLASS C (Inception 5/1/95)

Net Asset Value/1/               23.04      34.51       10.76          8.89
With Maximum Sales Charge
 and CDSC/5/                     20.79      32.17       10.53          8.75

CLASS Y (Inception 12/1/99)

Net Asset Value/1/               23.98      35.92          --         11.05

                                                                  SINCE
                                                                 CLASS A,       SINCE
                                                                 B AND C       CLASS Y
COMPARATIVE PERFORMANCE       9 MONTHS   1 YEAR     5 YEARS    INCEPTION/9/  INCEPTION/9/
--------------------------    --------   -------    -------    ------------  ------------
Lehman Aggregate Bond
 Index/3/                         3.78%      5.41%     6.63%         7.43%         9.08%
Lehman Universal Bond
 Index/4/                         5.02       7.12      6.89          7.49          9.01
Morningstar Multi-Sector
 Bond Fund Avg./6/               11.07      16.27      5.83          6.57          6.20
Lipper Multi-Sector Income
 Funds Avg./7/                   11.87      17.36      5.55          6.55          6.21

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only. Other Classes of shares are available for which fees, expenses and performance differ.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                              PORTFOLIO AS OF SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                  CREDIT QUALITY

                              [CHART APPEARS HERE]

          A     Aa    Aaa     B     Ba     Baa   Ca and Caa   Not Rated
         ---   ---   ----   ----   ----   ----   ----------   ---------
         1.9%  6.9%  15.7%  24.3%  12.9%  10.8%     11.4%       16.1%

Credit quality is based on bond ratings from Moody's Investors Service

                                                              EFFECTIVE MATURITY

                              [CHART APPEARS HERE]

                   1 year   1-5 years   5-10 years   10+ years
                   ------   ---------   ----------   ---------
                    7.0%      30.7%        9.7%        52.6%

                     Average Effective Maturity: 12.5 years

See page 11 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

/1/     Does not include a sales charge.

/2/     Includes the maximum sales charge of 4.50%.

/3/ Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.

/4/ Lehman Brothers Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indexes.

/5/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

/6/ Morningstar Multi-Sector Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

/7/ Lipper Multi-Sector Income Funds Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Lipper Inc.

/8/ The adviser waived certain fees and expenses of each class of share except Class Y during the periods indicated, without which performance would have been lower.

/9/ The since-inception comparative performance figures shown for each Class of fund shares are calculated as follows: Class A, B and C from 5/31/95; Class Y from 12/31/99.

/10/ Returns reflect results of CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the fund on September 12, 2003.

                                   FUND RISKS

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

THE FUNDS

Loomis Sayles Core Plus Bond Fund invests primarily in quality U.S. corporate and government bonds. Other securities that may be in the portfolio from time to time include foreign and emerging market securities and mortgage-related securities.

Loomis Sayles Government Securities Fund invests primarily in U.S. government securities. It may also invest a portion of assets in mortgage-related securities.

Loomis Sayles High Income Fund invests primarily in lower-quality bonds. It may also invest a portion of assets in foreign and emerging-market securities or U.S. government securities.

Loomis Sayles Limited Term U.S. Government Fund invests primarily in securities issued or guaranteed by the U.S. government, it's agencies or instrumentalities. It may also invest a portion of assets in foreign bonds and mortgage-related securities.

Loomis Sayles Strategic Income Fund may invest in a wide variety of securities, with a focus on U.S. and foreign corporate bonds and convertible securities. The fund may also invest in emerging-market securities and lower-quality bonds.

THE RISKS

Lower-quality bonds offer higher yields than high-quality bonds in return for more risks. These risks include a greater risk of default than higher-quality issues and greater risk of loss of principal.

Mortgage securities are subject to prepayment risks; when mortgages underlying the security are prepaid or refinanced, the fund's income stream may change.

U.S. government and Treasury securities are guaranteed if held to maturity, but mutual funds that invest in these securities are not guaranteed. The value of fund shares will fluctuate and you may have a gain or a loss when you sell your shares.

U.S. government agency securities issued by Fannie Mae or Freddie Mac are not guaranteed by the U.S. government.

Corporate bonds are backed by the financial strength of the issuing company. Economic conditions and other factors may affect the company's credit quality and ability to meet its debt obligations.

Foreign and emerging-market securities have special risks, including risks resulting from political unrest, currency fluctuations and different regulatory requirements or accounting standards. Emerging markets may be more subject to these risks than developed markets.

Changes in interest rates can affect the value of fund shares. The value of fixed-income securities generally goes down when interest rates rise and goes up when rates decline.

             NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

          LOOMIS SAYLES CORE PLUS BOND FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2003

  PRINCIPAL
   AMOUNT       DESCRIPTION                                          VALUE (a)
-------------------------------------------------------------------------------

BONDS AND NOTES -- 95.4% OF TOTAL NET ASSETS
                AEROSPACE & DEFENSE -- 1.5%
$   1,400,000   Northrop Grumman Corp.
                7.125%, 2/15/2011 .............................   $   1,636,604
    2,905,000   Raytheon Co.
                6.150%, 11/01/2008 ............................       3,223,940
                                                                  -------------
                                                                      4,860,544
                                                                  -------------
                ASSET BACKED SECURITIES -- 2.4%
    2,000,000   American Express Credit Account Master Trust
                1.690%, 1/15/2009 .............................       1,972,631
    3,675,000   Citibank Credit Card Issuance Trust
                2.700%, 1/15/2008 .............................       3,732,217
    1,696,458   Connecticut RRB Special Purpose Trust
                5.360%, 3/30/2007 .............................       1,754,394
      298,308   GMAC Mortgage Corp. Loan Trust
                5.290%, 6/25/2027 .............................         298,107
                                                                  -------------
                                                                      7,757,349
                                                                  -------------
                AUTOMOTIVE -- 1.9%
    1,785,000   Ford Motor Co.
                7.450%, 7/16/2031 .............................       1,646,191
    4,325,000   General Motors Corp.
                8.375%, 7/15/2033 .............................       4,522,211
                                                                  -------------
                                                                      6,168,402
                                                                  -------------
                BANKING -- 3.2%
    2,035,000   Bank of America Corp.
                5.875%, 2/15/2009 .............................       2,264,973
    2,975,000   J.P. Morgan Chase & Co.
                5.750%, 1/02/2013 (c) .........................       3,177,452
    2,200,000   State Street Institutional Capital A, 144A
                7.940%, 12/30/2026 ............................       2,565,939
    2,125,000   Wells Fargo & Co.
                3.500%, 4/04/2008 .............................       2,157,088
                                                                  -------------
                                                                     10,165,452
                                                                  -------------
                BROKERAGE -- 2.4%
    2,115,000   Goldman Sachs Group, Inc.
                6.600%, 1/15/2012 .............................       2,393,761
      850,000   Goldman Sachs Group, Inc.
                7.350%, 10/01/2009 ............................       1,000,863
    3,815,000   Lehman Brothers Holdings, Inc.
                7.000%, 2/01/2008 .............................       4,360,690
                                                                  -------------
                                                                      7,755,314
                                                                  -------------
                BUILDING MATERIALS -- 0.3%
      695,000   American Standard Cos., Inc.
                7.375%, 4/15/2005 .............................         734,963
      100,000   American Standard Cos., Inc.
                7.375%, 2/01/2008 .............................         109,250
                                                                  -------------
                                                                        844,213
                                                                  -------------
                CHEMICALS -- 1.2%
    2,300,000   Dow Chemical Co. (The)
                5.750%, 11/15/2009 (c) ........................       2,461,545
    1,455,000   IMC Global, Inc.
                10.875%, 6/01/2008 ............................       1,513,200
                                                                  -------------
                                                                      3,974,745
                                                                  -------------
                CONSTRUCTION MACHINERY -- 0.5%
    1,600,000   Case New Holland, Inc., 144A
                9.250%, 8/01/2011 .............................       1,720,000
                                                                  -------------
                ELECTRIC -- 2.5%
    1,739,000   BVPS II Funding Corp.
                8.680%, 6/01/2017 .............................       2,003,311
      450,000   IPALCO Enterprises, Inc.
                0/8.375%, 11/14/2008 (d) ......................         488,250
    2,500,000   NiSource Finance Corp.
                7.875%, 11/15/2010 ............................       2,980,483
    1,450,000   Southern California Edison Co.
                7.625%, 1/15/2010 .............................       1,555,125
      830,000   Transelec SA
                7.875%, 4/15/2011 .............................         954,639
                                                                  -------------
                                                                      7,981,808
                                                                  -------------
                ELECTRONICS -- 0.1%
      300,000   Avnet, Inc.
                8.000%, 11/15/2006 ............................         312,000
                                                                  -------------
                ENVIRONMENTAL -- 0.5%
    1,465,000   Allied Waste North America, Inc.
                8.500%, 12/01/2008 ............................       1,582,200
                                                                  -------------
                FINANCIAL SERVICES -- 0.7%
    2,125,000   Citigroup, Inc.
                5.000%, 3/06/2007 .............................       2,289,945
                                                                  -------------
                FOOD AND BEVERAGE -- 1.3%
      788,000   Dean Foods Co.
                6.900%, 10/15/2017 ............................         784,060
    1,072,000   Dean Foods Co.
                8.150%, 8/01/2007 .............................       1,164,460
      290,000   Smithfield Foods, Inc.
                8.000%, 10/15/2009 ............................         316,100
    1,655,000   Smithfield Foods, Inc., 144A
                7.750%, 5/15/2013 .............................       1,774,988
                                                                  -------------
                                                                      4,039,608
                                                                  -------------
                FOREIGN GOVERNMENTS -- 1.8%
    4,785,000   Canadian Government
                5.500%, 6/01/2010 (CAD) .......................       3,807,946
    2,375,000   Canadian Government
                5.750%, 9/01/2006 (CAD) .......................       1,879,776
                                                                  -------------
                                                                      5,687,722
                                                                  -------------
                GOVERNMENT AGENCIES -- 5.5%
   10,150,000   Federal Home Loan Mortgage Corp.
                3.875%, 2/15/2005 .............................      10,499,698
    6,500,000   Federal National Mortgage Association
                5.250%, 1/15/2009 .............................       7,115,128
                                                                  -------------
                                                                     17,614,826
                                                                  -------------
                HEALTHCARE -- 1.0%
    3,050,000   HCA, Inc.
                6.950%, 5/01/2012 .............................       3,235,586
                                                                  -------------
                INDUSTRIAL - OTHER -- 1.0%
    2,865,000   Aramark Services, Inc.
                7.000%, 7/15/2006 .............................       3,160,986
                                                                  -------------
                INFORMATION/DATA TECHNOLOGY -- 0.5%
    1,700,000   Xerox Corp.
                7.125%, 6/15/2010 .............................       1,687,250
                                                                  -------------
                MEDIA - BROADCASTING & PUBLISHING -- 1.3%
    3,595,000   AOL Time Warner, Inc.
                7.700%, 5/01/2032 .............................       4,127,376
                                                                  -------------

                 See accompanying notes to financial statements.

Investments as of September 30, 2003

  PRINCIPAL
   AMOUNT       DESCRIPTION                                          VALUE (a)
-------------------------------------------------------------------------------

                MEDIA CABLE -- 3.9%
$   1,760,000   Comcast Cable Communications, Inc.
                6.750%, 1/30/2011 .............................   $   1,984,750
    1,200,000   Continental Cablevision, Inc.
                9.500%, 8/01/2013 .............................       1,398,289
    2,000,000   CSC Holdings, Inc.
                7.625%, 7/15/2018 .............................       1,920,000
      515,000   CSC Holdings, Inc.
                7.875%, 2/15/2018 .............................         502,125
    4,000,000   Shaw Communications, Inc., Class B, 144A
                7.400%, 10/17/2007 (CAD) ......................       3,050,722
    2,785,000   TCI Communications, Inc.
                9.800%, 2/01/2012 .............................       3,675,663
                                                                  -------------
                                                                     12,531,549
                                                                  -------------
                MEDIA NON - CABLE -- 3.1%
    2,480,000   Clear Channel Communications, Inc.
                4.250%, 5/15/2009 .............................       2,509,326
      800,000   Dex Media West LLC/Dex Media West
                Finance Co., 144A
                9.875%, 8/15/2013 (c) .........................         904,000
    3,000,000   News America Holdings, Inc.
                7.750%, 2/01/2024 .............................       3,510,351
    2,245,000   News America Holdings, Inc.
                8.250%, 8/10/2018 .............................       2,854,971
                                                                  -------------
                                                                      9,778,648
                                                                  -------------
                MORTGAGE RELATED -- 30.3%
    6,350,573   Federal Home Loan Mortgage Corp.
                4.500%, 8/01/2018 .............................       6,409,861
    3,817,745   Federal Home Loan Mortgage Corp.
                5.000%, 5/01/2018 .............................       3,912,891
    2,448,435   Federal National Mortgage Association
                5.000%, 5/01/2018 .............................       2,510,985
   28,943,828   Federal National Mortgage Association
                5.500%, with various maturities to 2033 (e) ...      29,772,208
   23,157,071   Federal National Mortgage Association
                6.000%, with various maturities to 2033 (e) ...      23,985,854
   10,369,677   Federal National Mortgage Association
                6.500%, with various maturities to 2033 (e) ...      10,822,119
    1,516,870   Federal National Mortgage Association
                7.000%, with various maturities to 2030 (e) ...       1,605,436
    1,578,973   Federal National Mortgage Association
                7.500%, with various maturities to 2032 (e) ...       1,685,464
    6,171,274   Government National Mortgage Association
                6.000%, with various maturities to 2032 (e) ...       6,419,844
    5,861,338   Government National Mortgage Association
                6.500%, with various maturities to 2032 (e) ...       6,159,294
    2,143,451   Government National Mortgage Association
                7.000%, with various maturities to 2029 (e) ...       2,286,372
      504,130   Government National Mortgage Association
                7.500%, with various maturities to 2030 (e) ...         541,562
      306,039   Government National Mortgage Association
                8.000%, 11/15/2029 ............................         330,772
      457,596   Government National Mortgage Association
                8.500%, with various maturities to 2023 (e) ...         503,924
       36,680   Government National Mortgage Association
                9.000%, with various maturities to 2016 (e) ...          40,607
       95,085   Government National Mortgage Association
                11.500%, with various maturities to 2015 (e) ..         109,046
                                                                  -------------
                                                                     97,096,239
                                                                  -------------
                NATURAL GAS DISTRIBUTORS -- 0.4%
    1,300,000   Sempra Energy
                6.950%, 12/01/2005 ............................       1,431,570
                                                                  -------------
                NON - CAPTIVE CONSUMER FINANCIAL -- 1.3%
      982,000   Household Finance Corp.
                5.750%, 1/30/2007 .............................       1,071,990
    2,545,000   Household Finance Corp.
                7.000%, 5/15/2012 .............................       2,936,424
                                                                  -------------
                                                                      4,008,414
                                                                  -------------
                NON - CAPTIVE DIVERSIFIED FINANCIAL -- 3.9%
    2,095,000   CIT Group, Inc.
                7.750%, 4/02/2012 (c) .........................       2,486,486
    3,800,000   General Electric Capital Corp.
                5.450%, 1/15/2013 .............................       3,991,512
    5,430,000   International Lease Finance Corp.
                5.625%, 6/01/2007 (c) .........................       5,913,628
                                                                  -------------
                                                                     12,391,626
                                                                  -------------
                OIL FIELD SERVICES -- 0.6%
    1,750,000   Transocean, Inc.
                6.625%, 4/15/2011 .............................       1,965,121
                                                                  -------------
                PAPER -- 1.5%
      650,000   Abitibi-Consolidated Finance LP
                7.875%, 8/01/2009 .............................         693,181
    1,495,000   Abitibi-Consolidated, Inc.
                8.550%, 8/01/2010 .............................       1,632,380
    1,970,000   Georgia-Pacific Corp.
                7.500%, 5/15/2006 (c) .........................       2,029,100
      480,000   Georgia-Pacific Corp.
                8.875%, 5/15/2031 .............................         482,400
                                                                  -------------
                                                                      4,837,061
                                                                  -------------
                PIPELINES -- 0.9%
    2,464,000   Kinder Morgan Energy Partners LP
                7.125%, 3/15/2012 .............................       2,886,046
                                                                  -------------
                RAILROADS -- 0.4%
    1,155,000   CSX Corp.
                4.875%, 11/01/2009 ............................       1,211,244
                                                                  -------------
                REFINING -- 0.3%
      855,000   Premcor Refining Group (The), Inc.
                7.500%, 6/15/2015 .............................         852,863
                                                                  -------------
                RESTAURANTS -- 0.9%
      400,000   Domino's, Inc.,144A
                8.250%, 7/01/2011 .............................         422,500
    1,075,000   Yum! Brands, Inc.
                7.450%, 5/15/2005 .............................       1,147,563
    1,150,000   Yum! Brands, Inc.
                7.650%, 5/15/2008 .............................       1,270,750
                                                                  -------------
                                                                      2,840,813
                                                                  -------------
                RETAILERS -- 0.6%
    1,982,000   J.C. Penney Co., Inc.
                9.750%, 6/15/2021 .............................       2,061,280
                                                                  -------------
                SOVEREIGNS -- 2.3%
    3,000,000   Pemex Finance, Ltd.
                9.150%, 11/15/2018 ............................       3,682,530
    3,265,000   Pemex Project Funding Master Trust
                0/7.875%, 2/01/2009 (d) .......................       3,705,775
                                                                  -------------
                                                                      7,388,305
                                                                  -------------

                 See accompanying notes to financial statements.

Investments as of September 30, 2003

  PRINCIPAL
   AMOUNT       DESCRIPTION                                          VALUE (a)
-------------------------------------------------------------------------------

                SUPERMARKETS -- 1.9%
$   2,155,000   Delhaize America, Inc.
                8.125%, 4/15/2011 .............................   $   2,370,500
      560,000   Delhaize America, Inc.
                9.000%, 4/15/2031 .............................         623,000
    2,720,000   Fred Meyer, Inc.
                7.450%, 3/01/2008 .............................       3,153,103
                                                                  -------------
                                                                      6,146,603
                                                                  -------------
                SUPRANATIONAL -- 1.0%
    2,610,000   Inter-American Development Bank
                5.500%, 3/30/2010 (EUR) .......................       3,336,309
                                                                  -------------
                TREASURIES -- 3.2%
    5,520,000   United States Treasury Notes
                3.000%, 11/15/2007 (c) ........................       5,633,635
    1,575,000   United States Treasury Notes
                3.500%, 11/15/2006 (c) ........................       1,645,691
    2,700,000   United States Treasury Notes
                6.125%, 8/15/2007 .............................       3,075,467
                                                                  -------------
                                                                     10,354,793
                                                                  -------------
                U.S. GOVERNMENT AGENCIES -- 2.4%
   10,805,000   Federal National Mortgage Association,
                Euro Medium Term Note
                6.375%, 8/15/2007 (AUD) .......................       7,710,256
                                                                  -------------
                WIRELESS -- 0.8%
    2,135,000   AT&T Wireless Services, Inc
                8.750%, 3/01/2031 .............................       2,640,651
                                                                  -------------
                WIRELINES -- 6.1%
    1,095,000   AT&T Corp.
                0/8.500%, 11/15/2031 (d) ......................       1,296,449
    1,970,000   Citizens Communications Co.
                9.250%, 5/15/2011 (c) .........................       2,510,562
    3,200,000   LCI International, Inc.
                7.250%, 6/15/2007 .............................       2,560,000
    1,240,000   Qwest Corp.
                7.200%, 11/10/2026 ............................       1,116,000
      670,000   Qwest Corp.
                7.250%, 9/15/2025 .............................         609,700
    1,675,000   Qwest Corp.
                7.500%, 6/15/2023 .............................       1,566,125
    4,870,000   Sprint Capital Corp.
                6.875%, 11/15/2028 ............................       4,748,250
      235,000   Sprint Capital Corp.
                6.900%, 5/01/2019 .............................         240,927
    1,540,000   Telefonos de Mexico SA de CV
                8.250%, 1/26/2006 .............................       1,713,250
    1,045,000   Telus Corp.
                8.000%, 6/01/2011 .............................       1,219,940
    1,650,000   Verizon Communications, Inc.
                7.900%, 2/01/2027 .............................       1,859,614
                                                                  -------------
                                                                     19,440,817
                                                                  -------------
                Total Bonds and Notes
                (Identified Cost $290,603,429) ................     305,875,534
                                                                  -------------
SHORT TERM INVESTMENTS -- 9.5%
   12,863,227   Repurchase Agreement with Investors Bank &
                Trust Co. dated 9/30/2003 at 0.75% to be
                repurchased at $12,863,495 on 10/01/2003,
                collateralized by $13,429,895 Federal Home Loan
                Mortgage Bond, 2.175%, due 12/15/2023 valued at
                $13,512,912 ...................................      12,863,227
      419,082   Bank of Montreal, 1.04%, due 10/14/2003 (f) ...         419,082
    1,210,700   Bank of Nova Scotia, 1.06%,
                due 10/29/2003 (f) ............................       1,210,700
    1,452,840   Bank of Nova Scotia, 1.06%,
                due 11/12/2003 (f) ............................       1,452,840
      968,560   BNP Paribas, 1.03%, due 10/10/2003 (f) ........         968,560
    2,179,260   BNP Paribas, 1.03%, due 10/14/2003 (f) ........       2,179,260
       72,642   Comerica Bank, 1.10%, due 11/19/2003 (f) ......          72,642
      968,560   Credit Agricole Indosuez, 1.06%,
                due 10/22/2003 (f) ............................         968,560
      726,420   Den Danske Bank, 1.04%, due 10/09/2003 (f) ....         726,420
    1,694,980   Fleet National Bank, 1.188%,
                due 1/21/2004 (f) .............................       1,694,980
      484,280   Liberty Lighthouse Funding, 1.072%,
                due 10/17/2003 (f) ............................         484,280
      104,804   Merrill Lynch Premier Institutional Fund,
                1.033%, due 10/01/2003 (f) ....................         104,804
    3,485,639   Merrimac Cash Fund-Premium Class, 0.974%,
                due 10/01/2003 (f) ............................       3,485,639
      968,560   Royal Bank of Scotland, 1.04%,
                due 10/14/2003 (f) ............................         968,560
      484,280   Royal Bank of Scotland, 1.05%,
                due 10/08/2003 (f) ............................         484,280
      242,140   Sheffield Receivables Corp, 1.061%,
                due 10/22/2003 (f) ............................         242,140
      726,420   The Bank of the West, 1.06%,
                due 10/10/2003(f) .............................         726,420
      242,140   Toronto Dominion Bank, 1.07%,
                due 12/19/2003 (f) ............................         242,140
    1,210,700   Wells Fargo, 1.06%, due 10/15/2003 (f) ........       1,210,700
                                                                  -------------
                Total Short Term Investments (Identified
                Cost $30,505,234) .............................      30,505,234
                                                                  -------------
                Total Investments -- 104.9%
                (Identified Cost $321,108,663) (b) ............     336,380,768
                Other assets less liabilities .................     (15,675,808)
                                                                  -------------
                Total Net Assets -- 100% ......................   $ 320,704,960
                                                                  =============

(a)             See Note 2a of Notes to Financial Statements.

(b)             Federal Tax Information:
                At September 30, 2003, the net unrealized appreciation on investments based on cost of $321,624,642 for federal income tax purposes was as follows:

                Aggregate gross unrealized appreciation for
                all investments in which there is an excess
                of value over tax cost ........................   $  16,428,232
                Aggregate gross unrealized depreciation for
                all investments in which there is an excess
                of tax cost over value ........................      (1,672,106)
                                                                  -------------
                Net unrealized appreciation ...................   $  14,756,126
                                                                  =============

                At September 30, 2003, the Fund had a capital loss carryover of approximately $30,523,683 of which $887,621 expires on September 30, 2007, $7,872,697 expires on September 30, 2008 and
                $21,763,365 expires on September 30, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations. At September 30, 2003, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $1,855,002 in undistributed ordinary income and $0 in undistributed long-term gains.

(c) All or a portion of this security was on loan to brokers at September 30, 2003.

(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.

(e) The Fund's investment in mortgage related securities of the Federal National Mortgage Association and the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of this issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

(f)             Represents investments of securities lending collateral.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $10,438,149 or 3.3% of net assets.

AUD - Australian Dollar
CAD - Canadian Dollar
EUR - Euro

                 See accompanying notes to financial statements.

       LOOMIS SAYLES GOVERNMENT SECURITIES FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2003

  PRINCIPAL
   AMOUNT       DESCRIPTION                                          VALUE (a)
-------------------------------------------------------------------------------

BONDS AND NOTES -- 97.2% OF TOTAL NET ASSETS

                GOVERNMENT AGENCIES -- 0.8%
$     600,000   Federal National Mortgage Association
                6.625%, 9/15/2009 .............................   $     698,788
                                                                  -------------
                MORTGAGE RELATED -- 13.2%
      444,746   Federal National Mortgage Association
                5.500%, 7/01/2033 .............................         453,988
    3,613,545   Federal National Mortgage Association
                6.500%, with various maturities to 2032 (c) ...       3,766,764
      324,829   Federal National Mortgage Association
                7.500%, 12/01/2030 ............................         346,656
    2,719,168   Government National Mortgage Association
                6.500%, 5/15/2031 .............................       2,857,586
    3,227,832   Government National Mortgage Association
                7.000%, with various maturities to 2031 (c) ...       3,432,958
      301,041   Government National Mortgage Association
                7.500%, 4/15/2027 .............................         323,179
       40,402   Government National Mortgage Association
                8.500%, 2/15/2006 .............................          42,912
      110,992   Government National Mortgage Association
                9.000%, with various maturities to 2009 (c) ...         120,156
       43,127   Government National Mortgage Association
                9.500%, with various maturities to 2009 (c) ...          47,086
       32,470   Government National Mortgage Association
                10.000%, with various maturities to 2016 (c) ..          36,586
        4,274   Government National Mortgage Association
                12.500%, 6/15/2014 ............................           4,967
                                                                  -------------
                                                                     11,432,838
                                                                  -------------
                TREASURIES -- 83.2%
   19,800,000   United States Treasury Bonds
                5.250%, 11/15/2028 ............................      20,513,117
   13,000,000   United States Treasury Bonds
                7.250%, 5/15/2016 (d) .........................      16,621,722
   15,000,000   United States Treasury Bonds
                8.750%, with various maturities to 2020 (c) ...      21,715,045
    4,000,000   United States Treasury Bonds, Zero Coupon,
                11/15/2014 ....................................       3,252,052
    9,320,000   United States Treasury Notes
                5.000%, 2/15/2011 .............................      10,219,958
                                                                  -------------
                                                                     72,321,894
                                                                  -------------
                Total Bonds and Notes (Identified Cost
                $80,176,008) ..................................      84,453,520
                                                                  -------------

SHORT TERM INVESTMENTS -- 16.8%
    1,631,908   Repurchase Agreement with Investors Bank &
                Trust Co. dated 9/30/2003 at 0.75% to be
                repurchased at $1,631,942 on 10/01/2003,
                collateralized by $1,669,738 Federal National
                Mortgage Bond, 5.455%, due 9/01/2018
                valued at $1,713,810 ..........................       1,631,908
      308,232   Bank of Montreal, 1.04%, due 10/14/2003(e) ....         308,232
      890,463   Bank of Nova Scotia, 1.06%, due 10/29/2003(e) .         890,463
    1,068,556   Bank of Nova Scotia,
                1.06%, due 11/12/2003 (e) .....................       1,068,556
      712,370   BNP Paribas, 1.03%, due 10/10/2003 (e) ........         712,370
    1,602,834   BNP Paribas, 1.03%, due 10/14/2003 (e) ........       1,602,834
       53,428   Comerica Bank, 1.10%, due 11/19/2003 (e) ......          53,428
      712,371   Credit Agricole Indosuez, 1.06%, due
                10/22/2003 (e) ................................         712,371
      534,278   Den Danske Bank, 1.04%, due 10/09/2003 (e) ....         534,278
    1,246,648   Fleet National Bank, 1.188%,
                due 1/21/2004 (e) .............................       1,246,648
      356,185   Liberty Lighthouse Funding, 1.072%, due
                10/17/2003 (e) ................................         356,185
       77,083   Merrill Lynch Premier Institutional Fund,
                1.033%, due 10/01/2003 (e) ....................          77,083
    2,563,670   Merrimac Cash Fund-Premium Class,
                0.974%, due 10/01/2003 (e) ....................       2,563,670
      712,370   Royal Bank of Scotland, 1.04%, due
                10/14/2003 (e) ................................         712,370
      356,185   Royal Bank of Scotland, 1.05%, due
                10/08/2003 (e) ................................         356,185
      178,093   Sheffield Receivables Corp, 1.061%,
                due 10/22/2003 (e) ............................         178,093
      534,278   The Bank of the West, 1.06%, due
                10/10/2003 (e) ................................         534,278
      178,093   Toronto Dominion Bank, 1.07%, due
                12/19/2003 (e) ................................         178,093
      890,463   Wells Fargo, 1.06%, due 10/15/2003 (e)                  890,463
                                                                  -------------
                Total Short Term Investments (Identified Cost
                $14,607,508) ..................................      14,607,508
                                                                  -------------
                Total Investments -- 114.0%
                (Identified Cost $94,783,516) (b) .............      99,061,028
                Other assets less liabilities .................     (12,141,278)

                                                                  -------------
                Total Net Assets -- 100% ......................   $  86,919,750
                                                                  =============

(a)             See Note 2a of Notes to Financial Statements.

(b)             Federal Tax Information:
                At September 30, 2003, the net unrealized appreciation on investments based on cost of $95,555,988 for federal income tax purposes was as follows:

                Aggregate gross unrealized appreciation for
                all investments in which there is an excess
                of value over tax cost ........................   $   3,525,370
                Aggregate gross unrealized depreciation for
                all investments in which there is an excess
                of tax cost over value ........................         (20,330)
                                                                  -------------
                Net unrealized appreciation ...................   $   3,505,040
                                                                  =============

                At September 30, 2003, the Fund had a capital loss carryover of approximately $8,239,709 of which $1,888,922 expires on September 30, 2004, $5,687,678 expires on September 30, 2007 and $663,109 expires on September 30, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
                At September 30, 2003, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $74,970 in undistributed ordinary income and $0 in undistributed long-term gains.

(c) The Fund's investment in mortgage related securities of the Federal National Mortgage Association and the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of this issuer and for United States Treasury Bonds which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

(d) All or a portion of this security was on loan to brokers at September 30, 2003.

(e)             Represents investments of securities lending collateral.

                 See accompanying notes to financial statements.

            LOOMIS SAYLES HIGH INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2003

  PRINCIPAL
   AMOUNT       DESCRIPTION                                          VALUE (a)
-------------------------------------------------------------------------------

BONDS AND NOTES -- 96.3% OF TOTAL NET ASSETS

                AEROSPACE & DEFENSE -- 0.5%
$     250,000   TD Funding Corp., 144A
                8.375%, 7/15/2011 .............................   $     268,750
                                                                  -------------
                AIRLINES -- 3.7%
      173,368   Continental Airlines, Inc.
                6.648%, 9/15/2017 .............................         165,362
      150,000   Continental Airlines, Inc.
                8.000%, 12/15/2005 (c) ........................         137,625
      225,000   Continental Airlines, Inc., Class C-2
                7.434%, 9/15/2004 .............................         210,814
    1,000,000   Delta Air Lines, Inc.
                8.300%, 12/15/2029 ............................         645,000
      800,000   Northwest Airlines, Inc.
                7.625%, 3/15/2005 (c) .........................         702,000
                                                                  -------------
                                                                      1,860,801
                                                                  -------------
                AUTOMOTIVE -- 4.5%
      525,000   Cummins, Inc.
                7.125%, 3/01/2028 .............................         478,406
    1,000,000   Dana Corp.
                9.000%, 8/15/2011 .............................       1,095,000
      100,000   General Motors Corp.
                8.375%, 7/15/2033 .............................         104,560
      550,000   Navistar International Corp.
                8.000%, 2/01/2008 (c) .........................         562,375
                                                                  -------------
                                                                      2,240,341
                                                                  -------------
                BIOTECHNOLOGY -- 0.5%
      300,000   Nektar Therapeutics
                3.500%, 10/17/2007 ............................         248,250
                                                                  -------------
                CHEMICALS -- 6.9%
      615,000   Equistar Chemicals LP
                6.500%, 2/15/2006 .............................         581,175
      585,000   Ethyl Corp.
                8.875%, 5/01/2010 .............................         599,625
      400,000   FMC Corp.
                10.250%, 11/01/2009 ...........................         456,000
    1,000,000   Huntsman International LLC
                10.125%, 7/01/2009 (c) ........................         950,000
      100,000   IMC Global, Inc.
                7.300%, 1/15/2028 .............................          72,000
      750,000   IMC Global, Inc.
                11.250%, 6/01/2011 ............................         780,000
                                                                  -------------
                                                                      3,438,800
                                                                  -------------
                COMMERCIAL SERVICES -- 0.4%
      200,000   Quintiles Transnational Corp., 144A
                10.000%, 10/01/2013 ...........................         206,500
                                                                  -------------
                COMMUNICATIONS -- 0.4%
      200,000   Innova S. de R.L., 144A
                9.375%, 9/19/2013 (c) .........................         201,250
                                                                  -------------
                CONSTRUCTION MACHINERY -- 2.3%
      350,000   Case Credit Corp.
                6.750%, 10/21/2007 ............................         355,250
      750,000   United Rentals, Inc.
                9.250%, 1/15/2009 (c) .........................         776,250
                                                                  -------------
                                                                      1,131,500
                                                                  -------------
                CONSUMER PRODUCTS -- 1.4%
      600,000   Hasbro, Inc.
                6.600%, 7/15/2028 .............................         552,000
      120,000   Rayovac Corp.,
                144A 8.500%, 10/01/2013 .......................         123,600
                                                                  -------------
                                                                        675,600
                                                                  -------------
                ELECTRIC -- 8.4%
      540,000   AES Corp. (The)
                8.500%, 11/01/2007 (c) ........................         525,150
      200,000   AES Corp. (The)
                8.875%, 2/15/2011 (c) .........................         199,000
      175,000   Calpine Corp.,
                144A 8.750%, 7/15/2013 ........................         160,125
      200,000   Calpine Corp.
                7.875%, 4/01/2008 .............................         141,000
      250,000   Empresa Nacional de Electricidad SA, 144A
                8.350%, 8/01/2013 .............................         265,620
      200,000   Empresa Nacional de Electricidad SA
                7.875%, 2/01/2027 .............................         173,837
      525,000   Enersis SA
                7.400%, 12/01/2016 (yankee) ...................         493,437
      240,000   ESI Tractebel Acquisition Corp.
                7.990%, 12/30/2011 ............................         238,500
    1,323,558   Panda Funding Corp.
                11.625%, 8/20/2012 ............................       1,085,317
      290,065   Salton Sea Funding Corp.
                7.840%, 5/30/2010 .............................         306,019
      51,718    Salton Sea Funding Corp.
                8.300%, 5/30/2011 .............................          55,209
      376,550   South Point Energy Center LLC
                LLC/Rockgen Energy LLC, 144A
                8.400%, 5/30/2012 .............................         353,957
      210,000   Southern California Edison Co.
                7.125%, 7/15/2025 .............................         212,625
                                                                  -------------
                                                                      4,209,796
                                                                  -------------
                ELECTRONICS -- 4.7%
      110,000   Corning, Inc.
                3.500%, 11/01/2008 (c) ........................         128,837
      225,000   Corning, Inc.
                6.750%, 9/15/2013 .............................         221,625
      400,000   Kulicke & Soffa Industries, Inc.
                4.750%, 12/15/2006 (c) ........................         350,500
      525,000   LSI Logic Corp.
                4.000%, 11/01/2006 ............................         502,031
      685,000   Lucent Technologies, Inc.
                6.450%, 3/15/2029 .............................         476,931
      600,000   Nortel Networks Corp.
                4.250%, 9/01/2008 .............................         546,000
      150,000   Nortel Networks Corp.
                6.875%, 9/01/2023 .............................         137,250
                                                                  -------------
                                                                      2,363,174
                                                                  -------------
                ENTERTAINMENT -- 0.9%
      500,000   Six Flags, Inc.
                8.875%, 2/01/2010 .............................         458,750
                                                                  -------------
                ENVIRONMENTAL -- 0.2%
      110,000   Allied Waste North America, Inc.
                8.500%, 12/01/2008 ............................         118,800
                                                                  -------------

                 See accompanying notes to financial statements.

Investments as of September 30, 2003

  PRINCIPAL
   AMOUNT       DESCRIPTION                                          VALUE (a)
-------------------------------------------------------------------------------

                FINANCIAL SERVICES -- 0.4%
$     200,000   Arcel Finance, Ltd., 144A
                7.048%, 9/01/2011 .............................   $     203,000
                                                                  -------------
                FOOD AND BEVERAGE -- 2.6%
      350,000   Borden Chemical, Inc.
                7.875%, 2/15/2023 .............................         287,000
      550,000   Borden Chemical, Inc.
                9.200%, 3/15/2021 .............................         464,750
      100,000   Borden Chemical, Inc.
                9.250%, 6/15/2019 .............................          83,000
      300,000   Gruma SA
                7.625%, 10/15/2007 (yankee) ...................         321,375
      145,000   Smithfield Foods, Inc., 144A
                7.750%, 5/15/2013 .............................         155,512
                                                                  -------------
                                                                      1,311,637
                                                                  -------------
                FOREIGN GOVERNMENTS -- 2.3%
      150,000   Dominican Republic,
                144A 9.040%, 1/23/2013 ........................         135,750
    1,000,000   Republic of Brazil
                9.375%, 4/07/2008 .............................       1,022,500
                                                                  -------------
                                                                      1,158,250
                                                                  -------------
                FOREST PRODUCTS & PAPER -- 0.8%
      220,000   Abitibi-Consolidated, Inc.
                7.500%, 4/01/2028 .............................         201,260
      200,000   Boise Cascade Corp., Series A,
                Medium Term Note
                7.450%, 8/10/2011 .............................         207,289
                                                                  -------------
                                                                        408,549
                                                                  -------------
                GAMING -- 1.0%
      475,000   Park Place Entertainment Corp.
                8.125%, 5/15/2011 (c) .........................         511,812
                                                                  -------------
                HEALTHCARE -- 0.7%
      150,000   HCA, Inc.
                7.500%, 12/15/2023 ............................         152,166
      200,000   HCA, Inc., Medium Term Note
                7.580%, 9/15/2025 .............................         204,972
                                                                  -------------
                                                                        357,138
                                                                  -------------
                HEAVY MACHINERY -- 0.2%
      100,000   Case New Holland, Inc., 144A
                9.250%, 8/01/2011 (c) .........................         107,500
                                                                  -------------
                HOME CONSTRUCTION -- 1.7%
      475,000   D.R. Horton, Inc.
                7.875%, 8/15/2011 .............................         514,187
      300,000   K. Hovnanian Enterprises, Inc.
                8.000%, 4/01/2012 .............................         321,000
                                                                  -------------
                                                                        835,187
                                                                  -------------

                HOME CONSTRUCTION -- FURNISHINGS &
                APPLIANCES -- 0.2%
      110,000   Jacuzzi Brands, Inc., 144A
                9.625%, 7/01/2010 .............................         114,125
                                                                  -------------
                INDEPENDENT ENERGY -- 1.3%
      150,000   Chesapeake Energy Corp.
                9.000%, 8/15/2012 .............................         168,750
      100,000   Chesapeake Energy Corp., 144A
                7.500%, 9/15/2013 .............................         105,000
      155,000   Nuevo Energy Co.
                9.500%, 6/01/2008 .............................         162,944
      215,000   Swift Energy Co.
                9.375%, 5/01/2012 .............................         232,200
                                                                  -------------
                                                                        668,894
                                                                  -------------
                INDUSTRIAL-- 0.3%
      125,000   MascoTech, Inc.
                4.500%, 12/15/2003 ............................         122,500
                                                                  -------------
                INFORMATION/DATA TECHNOLOGY -- 2.6%
      450,000   CommScope, Inc.
                4.000%, 12/15/2006 ............................         416,812
      245,000   Lam Research Corp.
                4.000%, 6/01/2006 .............................         237,344
      180,000   Maxtor Corp.
                5.750%, 3/01/2012 .............................         144,000
      200,000   Xerox Corp.
                7.625%, 6/15/2013 .............................         197,250
      300,000   Xerox Corp., Medium Term Note
                7.200%, 4/01/2016 .............................         280,500
                                                                  -------------
                                                                      1,275,906
                                                                  -------------
                INTEGRATED ENERGY -- 2.5%
      265,000   Cerro Negro Finance, Ltd., 144A
                7.900%, 12/01/2020 ............................         206,700
      275,000   Grant Prideco Escrow Corp.
                9.000%, 12/15/2009 ............................         296,312
      125,000   PDVSA Finance, Ltd.
                6.800%, 11/15/2008 ............................         111,875
      200,000   PDVSA Finance, Ltd.
                7.400%, 8/15/2016 (yankee) ....................         155,000
      500,000   PDVSA Finance, Ltd.
                9.375%, 11/15/2007 ............................         500,000
                                                                  -------------
                                                                      1,269,887
                                                                  -------------
                LIFE INSURANCE -- 0.8%
      200,000   Provident Cos., Inc.
                7.250%, 3/15/2028 .............................         198,248
      200,000   UnumProvident Corp.
                7.375%, 6/15/2032 .............................         200,000
                                                                  -------------
                                                                        398,248
                                                                  -------------
                LODGING -- 5.2%
      300,000   FelCor Lodging LP
                0/9.000%, 6/01/2011 (d) .......................         319,500
      750,000   Host Marriott LP
                9.250%, 10/01/2007 ............................         818,438
      851,000   La Quinta Corp.
                7.000%, 8/15/2007 .............................         873,339
      300,000   La Quinta Inns, Inc. Medium Term Note
                7.330%, 4/01/2008 .............................         301,875
      300,000   Royal Caribbean Cruises, Ltd.
                7.500%, 10/15/2027 ............................         271,500
                                                                  -------------
                                                                      2,584,652
                                                                  -------------
                MEDIA CABLE -- 2.1%
      900,000   CSC Holdings, Inc.
                7.875%, 12/15/2007 ............................         920,250
      150,000   Rogers Communications, Inc.
                2.000%, 11/26/2005 ............................         134,438
                                                                  -------------
                                                                      1,054,688
                                                                  -------------
                MEDIA NON - CABLE -- 0.5%
      150,000   Dex Media East LLC/Dex Media East Finance Co.
                12.125%, 11/15/2012 ...........................         181,125
       75,000   Dex Media West LLC/Dex Media West Finance
                Co., 144A 9.875%, 8/15/2013 ...................          84,750
                                                                  -------------
                                                                        265,875
                                                                  -------------

                 See accompanying notes to financial statements.

Investments as of September 30, 2003

  PRINCIPAL
   AMOUNT       DESCRIPTION                                          VALUE (a)
-------------------------------------------------------------------------------

                OIL & GAS -- 1.5%
$     150,000   Williams Cos. (The), Inc.
                6.500%, 8/01/2006 (c) .........................   $     150,375
      640,000   Williams Holdings of Delaware
                6.500%, 12/01/2008 ............................         620,800
                                                                  -------------
                                                                        771,175
                                                                  -------------
                OIL FIELD SERVICES -- 1.0%
      100,000   Parker Drilling Co.
                5.500%, 8/01/2004 (c) .........................          98,500
      520,000   Trico Marine Services, Inc.
                8.875%, 5/15/2012 .............................         379,600
                                                                  -------------
                                                                        478,100
                                                                  -------------
                OTHER -- 0.5%
      250,000   Corrections Corp. of America
                7.500%, 5/01/2011 .............................         257,813
                                                                  -------------
                PACKAGING -- 0.6%
      300,000   Owens-Illinois Glass Container, North America
                7.750%, 5/15/2011 .............................         310,500
                                                                  -------------
                PAPER -- 5.4%
      250,000   Abitibi-Consolidated, Inc.
                8.500%, 8/01/2029 .............................         251,597
      500,000   Georgia-Pacific Corp.
                9.500%, 12/01/2011 (c) ........................         553,750
    1,000,000   Georgia-Pacific Corp.
                9.875%, 11/01/2021 ............................       1,020,000
      350,000   Pope & Talbot, Inc.
                8.375%, 6/01/2013 .............................         332,500
      580,000   Tembec Industries, Inc.
                7.750%, 3/15/2012 .............................         545,200
                                                                  -------------
                                                                      2,703,047
                                                                  -------------
                PHARMACEUTICALS -- 2.1%
      250,000   Genzyme Corp.
                3.000%, 5/15/2021 (c) .........................         251,563
      425,000   Human Genome Sciences, Inc.
                3.750%, 3/15/2007 .............................         366,031
      125,000   ICN Pharmaceuticals, Inc.
                6.500%, 7/15/2008 .............................         118,594
      187,000   IVAX Corp.
                4.500%, 5/15/2008 .............................         183,494
      160,000   Vertex Pharmaceuticals, Inc.
                5.000%, 9/19/2007 .............................         135,200
                                                                  -------------
                                                                      1,054,882
                                                                  -------------
                PIPELINES -- 1.8%
      700,000   El Paso CGP Co.
                6.500%, 6/01/2008 .............................         563,500
      175,000   Williams Cos. (The), Inc.
                7.125%, 9/01/2011 (c) .........................         172,813
      105,000   Williams Cos. (The), Inc.
                7.500%, 1/15/2031 .............................          93,450
       50,000   Williams Cos. (The), Inc.
                7.875%, 9/01/2021 .............................          47,250
                                                                  -------------
                                                                        877,013
                                                                  -------------
                RAILROADS -- 1.7%
      850,000   Grupo Transportacion Ferroviaria Mexicana
                SA de CV 0/11.750%, 6/15/2009 (yankee) (d) ....         871,250
                                                                  -------------
                REAL ESTATE INVESTMENT TRUSTS -- 2.5%
    1,000,000   Crescent Real Estate Equities LP
                9.250%, 4/15/2009 .............................       1,075,000
      200,000   TriNet Corporate Realty Trust, Inc.
                7.700%, 7/15/2017 .............................         197,000
                                                                  -------------
                                                                      1,272,000
                                                                  -------------

                REFINING -- 2.1%
      325,000   CITGO Petroleum Corp., 144A
                11.375%, 2/01/2011 ............................         367,250
      700,000   Premcor Refining Group (The), Inc.
                7.500%, 6/15/2015 .............................         698,250
                                                                  -------------
                                                                      1,065,500
                                                                  -------------
                RESTAURANTS -- 0.3%
      125,000   Domino's, Inc.,144A
                8.250%, 7/01/2011 .............................         132,031
                                                                  -------------
                RETAILERS -- 5.4%
      800,000   Dillard's, Inc.
                7.750%, 7/15/2026 .............................         700,000
      800,000   Foot Locker, Inc.
                8.500%, 1/15/2022 .............................         840,000
    1,000,000   J.C. Penney Co., Inc.
                8.125%, 4/01/2027 .............................       1,025,000
      128,000   J.C. Penney Co., Inc.
                8.250%, 8/15/2022 .............................         131,840
                                                                  -------------
                                                                      2,696,840
                                                                  -------------
                SUPERMARKETS -- 0.3%
      150,000   Delhaize America, Inc.
                9.000%, 4/15/2031 .............................         166,875
                                                                  -------------
                TELEPHONE SYSTEMS -- 0.6%
      375,000   Qwest Capital Funding, Inc.
                6.875%, 7/15/2028 .............................         296,250
                                                                  -------------
                TEXTILE -- 1.8%
      905,000   Phillips Van-Heusen Corp.
                7.750%, 11/15/2023 ............................         886,900
                                                                  -------------
                WIRELESS -- 1.9%
       75,000   American Tower Corp., Class A
                5.000%, 2/15/2010 .............................          67,781
      850,000   Rogers Wireless Communications, Inc.
                8.800%, 10/01/2007 ............................         871,250
                                                                  -------------
                                                                        939,031
                                                                  -------------
                WIRELINES -- 6.8%
      300,000   COLT Telecom Group PLC
                0/12.000%, 12/15/2006 (c) (d) .................         300,750
      150,000   Philippine Long Distance Telephone Co.
                8.350%, 3/06/2017 .............................         130,268
      700,000   Philippine Long Distance Telephone Co.
                10.500%, 4/15/2009 ............................         763,636
       75,000   Qwest Capital Funding, Inc.
                7.000%, 8/03/2009 .............................          66,938
    1,890,000   Qwest Capital Funding, Inc.
                7.750%, 2/15/2031 .............................       1,606,500
      525,000   Sprint Capital Corp.
                6.875%, 11/15/2028 ............................         511,875
                                                                  -------------
                                                                      3,379,967
                                                                  -------------
                Total Bonds and Notes
                (Identified Cost $45,172,818) .................      48,229,334
                                                                  -------------

                 See accompanying notes to financial statements.

Investments as of September 30, 2003

    SHARES      DESCRIPTION                                          VALUE (a)
-------------------------------------------------------------------------------

PREFERRED STOCKS -- 0.5%
                COMMUNICATIONS -- 0.2%
          125   Lucent Technologies Capital Trust I (c)
                7.75%, 3/15/17 ................................   $     103,717
                                                                  -------------
                ENTERTAINMENT -- 0.1%
        3,000   Six Flags, Inc., 7.25%, 8/15/2009 .............          58,800
                                                                  -------------
                WIRELINES -- 0.2%
        2,000   Philippine Long Distance Telephone Co. (GDR)
                $14.00, 12/31/2049 ............................          80,400
                                                                  -------------
                Total Preferred Stocks
                (Identified Cost $229,604) ....................         242,917
                                                                  -------------

  PRINCIPAL
   AMOUNT
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 14.7%
$     816,539   Repurchase Agreement with Investors Bank &
                Trust Co. dated 9/30/2003 at 0.75% to be
                repurchased at $816,556 on 10/01/2003,
                collateralized by $832,137 Federal Home Loan
                Mortgage Bond, 5.813%, due 10/01/2024 valued
                at $857,379 ...................................         816,539
      154,953   Bank of Montreal, 1.04%, due 10/14/2003 (e) ..          154,953
      447,648   Bank of Nova Scotia, 1.06%, due 10/29/2003(e) .         447,648
      537,177   Bank of Nova Scotia, 1.06%, due 11/12/2003(e) .         537,177
      358,119   BNP Paribas, 1.03%, due 10/10/2003 (e) ........         358,119
      805,766   BNP Paribas, 1.03%, due 10/14/2003 (e) ........         805,766
       26,859   Comerica Bank, 1.10%, due 11/19/2003 (e) ......          26,859
      358,119   Credit Agricole Indosuez, 1.06%,
                due 10/22/2003 (e) ............................         358,119
      268,589   Den Danske Bank, 1.04%, due 10/09/2003 (e) ....         268,589
      626,707   Fleet National Bank, 1.188%, due 1/21/2004(e) .         626,707
      179,059   Liberty Lighthouse Funding, 1.072%,
                due 10/17/2003 (e) ............................         179,059
       38,751   Merrill Lynch Premier Institutional Fund,
                1.033%, due 10/01/2003 (e) ....................          38,751
    1,288,788   Merrimac Cash Fund-Premium Class, 0.974%,
                due 10/01/2003 (e) ............................       1,288,788
      358,119   Royal Bank of Scotland, 1.04%,
                due 10/14/2003 (e) ............................         358,119
      179,059   Royal Bank of Scotland, 1.05%,
                due 10/08/2003 (e) ............................         179,059
       89,530   Sheffield Receivables Corp, 1.061%,
                due 10/22/2003 (e) ............................          89,530
      268,589   The Bank of the West, 1.06%,
                due 10/10/2003 (e) ............................         268,589
       89,530   Toronto Dominion Bank, 1.07%,
                due 12/19/2003 (e) ............................          89,530
      447,648   Wells Fargo, 1.06%, due 10/15/2003 (e) ........         447,648
                                                                  -------------
                Total Short Term Investments
                (Identified Cost $7,339,549) ..................       7,339,549
                                                                  -------------
                Total Investments -- 111.5%
                (Identified Cost $52,741,971) (b) .............      55,811,800
                Other assets less liabilities .................      (5,740,027)
                                                                  -------------
                Total Net Assets -- 100% ......................   $  50,071,773
                                                                  =============

(a)             See Note 2a of Notes to Financial Statements.

(b)             Federal Tax Information:

                At September 30, 2003, the net unrealized appreciation on investments based on cost of $52,767,148 for federal income tax purposes was as follows:

                Aggregate gross unrealized appreciation for
                all investments in which there is an excess of
                value over tax cost ...........................   $   4,025,200
                Aggregate gross unrealized depreciation for
                all investments in which there is an excess
                of tax cost over value ........................        (980,548)
                                                                  -------------
                Net unrealized appreciation ...................   $   3,044,652
                                                                  =============

                At September 30, 2003, the Fund had a capital loss carryover of approximately $87,273,513 of which $458,229 expires on September 30, 2007, $16,613,930 expires on September 30, 2008, $43,374,721 expires on September 30, 2009 and $26,826,633 expires on September 30, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

                At September 30, 2003, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $0 in undistributed ordinary income and $0 in undistributed long-term gains.

(c) All or a portion of this security was on loan to brokers at September 30, 2003.

(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.

(e)             Represents investments of securities lending collateral.

GDR             Global Depository Receipt

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,191,420 or 6.4% of net assets.

                 See accompanying notes to financial statements.

   LOOMIS SAYLES LIMITED TERM U.S. GOVERNMENT FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2003

  PRINCIPAL
   AMOUNT       DESCRIPTION                                          VALUE (a)
-------------------------------------------------------------------------------

BONDS AND NOTES -- 99.4% OF TOTAL NET ASSETS
                ASSET-BACKED -- 2.5%
$   1,845,000   EQCC Home Equity Loan Trust
                6.134%, 7/20/2028 .............................   $   1,931,798
    1,675,000   Residential Funding Mortgage Securities II
                5.420%, 2/25/2016 .............................       1,750,584
                                                                  -------------
                                                                      3,682,382
                                                                  -------------
                GOVERNMENT AGENCIES -- 13.0%
    2,935,000   Federal Farm Credit Bank
                2.375%, 10/02/2006 ............................       2,950,602
    5,000,000   Federal Home Loan Mortgage Corp.
                5.750%, 4/15/2008 .............................       5,579,490
    2,000,000   Federal National Mortgage Association
                5.500%, 2/15/2006 .............................       2,168,284
    3,000,000   Federal National Mortgage Association
                5.500%, 5/02/2006 .............................       3,247,857
    3,825,000   Federal National Mortgage Association
                6.000%, 12/15/2005 (c) (d) ....................       4,179,260
    1,000,000   Federal National Mortgage Association
                7.000%, 7/15/2005 (c) (d) .....................       1,096,744
                                                                  -------------
                                                                     19,222,237
                                                                  -------------
                MORTGAGE RELATED -- 64.8%
    2,776,542   Federal Home Loan Mortgage Corp.
                5.000%, 5/01/2018 .............................       2,845,739
    1,193,080   Federal Home Loan Mortgage Corp.
                7.000%, 2/01/2016 .............................       1,266,823
       10,498   Federal Home Loan Mortgage Corp.
                7.500%, 6/01/2026 .............................          11,268
      172,829   Federal Home Loan Mortgage Corp.
                8.000%, with various maturities to 2015 (c) ...         181,659
       10,373   Federal Home Loan Mortgage Corp.
                10.000%, 7/01/2019 ............................          11,669
    1,081,215   Federal Home Loan Mortgage Corp.
                11.500%, with various maturities to 2020 (c) ..       1,224,595
   32,784,569   Federal National Mortgage Association
                5.500%, with various maturities to 2033 (c) ...      33,860,860
   17,979,508   Federal National Mortgage Association
                6.000%, with various maturities to 2032 (c) ...      18,744,025
    9,701,073   Federal National Mortgage Association
                6.500%, with various maturities to 2032 (c) ...      10,134,376
      844,199   Federal National Mortgage Association
                7.000%, 12/01/2022 ............................         903,617
    3,874,059   Federal National Mortgage Association
                7.500%, with various maturities to 2032 (c) ...       4,136,171
      421,118   Federal National Mortgage Association
                8.000%, with various maturities to 2016 (c) ..          451,392
    2,973,940   Government National Mortgage Association
                5.500%, 7/20/2033 .............................       3,047,773
    5,355,909   Government National Mortgage Association
                6.000%, with various maturities to 2033 (c) ...       5,560,854
    6,824,666   Government National Mortgage Association
                6.500%, with various maturities to 2033 .......       7,142,172
    3,251,222   Government National Mortgage Association
                7.000%, with various maturities to 2031 (c) ...       3,461,783
    1,842,442   Government National Mortgage Association
                8.000%, 10/15/2029 ............................       1,991,346
       30,335   Government National Mortgage Association
                12.500%, with various maturities to 2015 (c) ..          35,321
      302,636   Government National Mortgage Association
                16.000%, with various maturities to 2012 (c) ..         362,289
      117,412   Government National Mortgage Association
                17.000%, with various maturities to 2011 (c) ..         142,496
                                                                  -------------
                                                                     95,516,228
                                                                  -------------
                SUPRANATIONAL -- 3.1%
    3,210,000   Inter-American Development Bank Bonds
                12.250%, 12/15/2008 ...........................       4,616,587
                                                                  -------------
                TREASURIES -- 16.0%
    5,800,000   United States Treasury Notes
                4.375%, 8/15/2012 (d) .........................       6,047,631
    4,000,000   United States Treasury Notes
                4.875%, 2/15/2012 .............................       4,328,908
    3,800,000   United States Treasury Notes
                5.000%, 8/15/2011 (d) .........................       4,156,546
      950,000   United States Treasury Notes
                6.250%, 2/15/2007 .............................       1,077,359
      500,000   United States Treasury Notes
                6.500%, 5/15/2005 .............................         542,031
    2,000,000   United States Treasury Notes
                6.500%, 10/15/2006 (d) ........................       2,265,312
    4,500,000   United States Treasury Notes
                7.000%, 7/15/2006 .............................       5,126,485
                                                                  -------------
                                                                     23,544,272
                                                                  -------------
                Total Bonds and Notes
                (Identified Cost $144,040,784) ................     146,581,706
                                                                  -------------
SHORT TERM INVESTMENTS -- 14.7%
    4,168,211   Repurchase Agreement with Investors Bank &
                Trust Co. dated 9/30/2003 at 0.75% to be
                repurchased at $4,168,298 on 10/01/2003,
                collateralized by $4,292,399 Federal National
                Mortgage Association Bond, 4.353%,
                due 10/01/2024 valued at $4,376,781 ...........       4,168,211
      414,529   Bank of Montreal, 1.04%, due 10/14/2003 (e) ...         414,529
    1,197,547   Bank of Nova Scotia, 1.06%,
                due 10/29/2003(e) .............................       1,197,547
    1,437,056   Bank of Nova Scotia, 1.06%,
                due 11/12/2003(e) .............................       1,437,056
      958,038   BNP Paribas, 1.03%, due 10/10/2003 (e) ........         958,038
    2,155,584   BNP Paribas, 1.03%, due 10/14/2003 (e) ........       2,155,584
       71,853   Comerica Bank, 1.10%, due 11/19/2003 (e) ......          71,853
      958,038   Credit Agricole Indosuez, 1.06%,
                due 10/22/2003 (e) ............................         958,038
      718,528   Den Danske Bank, 1.04%, due 10/09/2003 (e) ....         718,528
    1,676,566   Fleet National Bank, 1.188%,
                due 1/21/2004 (e) .............................       1,676,566
      479,019   Liberty Lighthouse Funding, 1.072%,
                due 10/17/2003 (e) ............................         479,019
      103,664   Merrill Lynch Premier Institutional Fund,
                1.033%, due 10/01/2003 (e) ....................         103,664
    3,447,774   Merrimac Cash Fund-Premium Class, 0.974%,
                due 10/01/2003 (e) ............................       3,447,774
      958,038   Royal Bank of Scotland, 1.04%,
                due 10/14/2003 (e) ............................         958,038
      479,019   Royal Bank of Scotland, 1.05%,
                due 10/08/2003 (e) ............................         479,019
      239,509   Sheffield Receivables Corp, 1.061%,
                due 10/22/2003 (e) ............................         239,509
      718,528   The Bank of the West, 1.06%,
                due 10/10/2003(e) .............................         718,528
      239,509   Toronto Dominion Bank, 1.07%,
                due 12/19/2003 (e) ............................         239,509
    1,197,547   Wells Fargo, 1.06%, due 10/15/2003 (e) ........       1,197,547
                                                                  -------------
                Total Short Term Investments
                (Identified Cost $21,618,557) .................      21,618,557
                                                                  -------------
                Total Investments -- 114.1%
                (Identified Cost $165,659,341) (b) ............     168,200,263
                Other assets less liabilities .................     (20,747,648)
                                                                  -------------
                Total Net Assets -- 100% ......................   $ 147,452,615
                                                                  =============

                 See accompanying notes to financial statements.

                LOOMIS SAYLES LIMITED TERM U.S. GOVERNMENT FUND --
                       SCHEDULE OF INVESTMENTS (continued)

Investments as of September 30, 2003

(a)             See Note 2a of Notes to Financial Statements.

(b)             Federal Tax Information:
                At September 30, 2003, the net unrealized appreciation on investments based on cost of $166,718,880 for federal income tax purposes was as follows:
                Aggregate gross unrealized appreciation for all
                investments in which there is an excess of
                value over tax cost ...........................   $   1,921,828
                Aggregate gross unrealized depreciation for
                all investments in which there is an excess
                of tax cost over value ........................        (440,445)
                                                                  -------------
                Net unrealized appreciation ...................   $   1,481,383
                                                                  =============

                At September 30, 2003, the Fund had a capital loss carryover of approximately $22,290,822 of which $4,342,078 expires on September 30, 2004, $2,731,339 expires on September 30, 2005, $10,626,315 expires on September 30, 2007, $4,165,768 expires on
                September 30, 2008 and $425,322 expires on September 30, 2011. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

                At September 30, 2003, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $0 in undistributed ordinary income and $0 in undistributed long-term gains.

(c) The Fund's investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of this issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

(d) All or a portion of this security was on loan to brokers at September 30, 2003.

(e)             Represents investments of securities lending collateral.

                 See accompanying notes to financial statements.

          LOOMIS SAYLES STRATEGIC INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2003

  PRINCIPAL
   AMOUNT       DESCRIPTION                                          VALUE (a)
-------------------------------------------------------------------------------

BONDS AND NOTES -- 87.5% OF TOTAL NET ASSETS
                CONVERTIBLE BONDS -- 8.9%
                CANADA -- 1.7%
$   5,500,000   Nortel Networks Corp.
                4.250%, 9/01/2008 .............................   $   5,005,000
      750,000   Rogers Communications, Inc.
                2.000%, 11/26/2005 ............................         672,187
                                                                  -------------
                                                                      5,677,187
                                                                  -------------
                NETHERLANDS -- 0.5%
    1,550,000   Infineon Technologies Holding BV
                4.250%, 2/06/2007, (EUR) ......................       1,675,193
                                                                  -------------
                UNITED KINGDOM -- 3.0%
      500,000   COLT Telecom Group PLC
                2.000%, 3/29/2006, (EUR) ......................         565,146
    4,075,000   COLT Telecom Group PLC
                2.000%, 12/16/2006, (EUR) .....................       4,510,972
    4,385,000   COLT Telecom Group PLC
                2.000%, 4/03/2007, (EUR) ......................       4,854,138
                                                                  -------------
                                                                      9,930,256
                                                                  -------------
                UNITED STATES -- 3.7%
      100,000   American Tower Corp., Class A
                5.000%, 2/15/2010 .............................          90,375
      475,000   Amkor Technology, Inc.
                5.000%, 3/15/2007 (c) .........................         432,250
    1,000,000   Builders Transport, Inc.
                8.000%, 8/15/2005 (d)(e)(i) ...................           1,250
      200,000   Builders Transport, Inc.
                6.500%, 5/01/2011 (d)(e)(i) ...................             250
      800,000   CommScope, Inc.
                4.000%, 12/15/2006 ............................         741,000
      400,000   Corning, Inc.
                3.500%, 11/01/2008 (c) ........................         468,500
      213,000   Dixie Group, Inc.
                7.000%, 5/15/2012 (c) .........................         172,796
      500,000   Genzyme Corp.
                3.000%, 5/15/2021 (c) .........................         503,125
    1,600,000   Human Genome Sciences, Inc.
                3.750%, 3/15/2007 .............................       1,378,000
      500,000   ICN Pharmaceuticals, Inc.
                6.500%, 7/15/2008 .............................         474,375
      900,000   Kulicke & Soffa Industries, Inc.
                4.750%, 12/15/2006 (c) ........................         788,625
    1,000,000   Lam Research Corp.
                4.000%, 6/01/2006 .............................         968,750
    1,165,000   Loews Corp.
                3.125%, 9/15/2007 .............................       1,083,450
      70,000    LSI Logic Corp.
                4.000%, 11/01/2006 ............................          66,937
      107,000   MascoTech, Inc.
                4.500%, 12/15/2003 ............................         104,860
    2,422,000   Maxtor Corp.
                5.750%, 3/01/2012 .............................       1,937,600
    1,825,000   Nektar Therapeutics
                3.500%, 10/17/2007 ............................       1,510,187
      800,000   Nextel Communications, Inc.
                5.250%, 1/15/2010 .............................         746,000
      355,000   Richardson Electronics, Ltd.
                7.250%, 12/15/2006 ............................         326,600
      500,000   Yellow Corp.
                7.000%, 5/01/2011 .............................         405,625
                                                                  -------------
                                                                     12,200,555
                                                                  -------------
                Total Convertible Bonds
                (Identified Cost $26,356,917) .................      29,483,191
                                                                  -------------
                NON-CONVERTIBLE BONDS -- 78.6%
                ARGENTINA -- 0.9%
    2,405,000   Pecom Energia SA, 144A
                8.125%, 7/15/2010 .............................       2,266,712
    3,500,000   Republic of Argentina
                8.875%, 3/01/2029 (e) .........................         735,000
                                                                  -------------
                                                                      3,001,712
                                                                  -------------
                BRAZIL -- 4.5%
    2,542,858   Republic of Brazil
                8.000%, 4/15/2014 (g) .........................       2,319,086
    8,600,000   Republic of Brazil
                8.875%, 4/15/2024 .............................       6,905,800
    6,308,000   Republic of Brazil
                10.125%, 5/15/2027 ............................       5,639,352
                                                                  -------------
                                                                     14,864,238
                                                                  -------------
                CANADA -- 14.9%
    8,505,000   British Columbia Province, Zero Coupon,
                9/05/2020, (CAD) ..............................       2,382,093
    9,775,000   British Columbia Province, Zero Coupon,
                8/19/2022, (CAD) ..............................       2,411,866
   10,000,000   British Columbia Province, Zero Coupon,
                8/23/2024, (CAD) ..............................       2,177,120
    4,275,000   British Columbia Province, Zero Coupon,
                11/19/2027, (CAD) .............................         772,381
    8,100,000   Canadian Government
                3.500%, 6/01/2004, (CAD) ......................       6,033,465
   13,540,000   Canadian Government
                6.000%, 9/01/2005, (CAD) ......................      10,600,201
    4,515,000   Canadian Government
                4.500%, 9/01/2007, (CAD) ......................       3,458,948
   17,135,000   Manitoba Province, Zero Coupon,
                3/05/2031, (CAD) ..............................       2,588,330
      500,000   New Brunswick FM Project, Inc.
                6.470%%, 11/30/2027, (CAD) ....................         410,352
      500,000   Nortel Networks Corp.
                6.125%, 2/15/2006 (c) .........................         502,500
      500,000   Nortel Networks Corp.
                6.875%, 9/01/2023 .............................         457,500
    1,550,000   Ontario Hydro Bank, Zero Coupon,
                10/15/2021, (CAD) .............................         401,405
    3,050,000   Ontario Province
                5.900%, 3/08/2006, (CAD) ......................       2,399,506
      750,000   Ontario Province, Zero Coupon,
                7/13/2022, (CAD) ..............................         186,670
    7,600,000   Ontario Province, Zero Coupon,
                6/02/2027, (CAD) ..............................       1,454,270
    8,800,000   Ontario Province, Zero Coupon,
                3/08/2029, (CAD) ..............................       1,537,214
      325,000   Rogers Cablesystems, Ltd.
                9.650%, 1/15/2014, (CAD) ......................         253,772
    3,750,000   Saskatchewan Province
                5.750%, 3/05/2029, (CAD) ......................       2,839,754

                 See accompanying notes to financial statements.

Investments as of September 30, 2003

  PRINCIPAL
    AMOUNT      DESCRIPTION                                          VALUE (a)
-------------------------------------------------------------------------------

                CANADA -- continued
$   8,500,000   Saskatchewan Province, Zero Coupon,
                4/10/2014, (CAD) ..............................   $   3,652,829
    8,250,000   Saskatchewan Province, Zero Coupon,
                2/04/2022, (CAD) ..............................       2,133,576
    9,605,000   Saskatchewan Province, Zero Coupon,
                5/30/2025, (CAD) ..............................       2,030,599
                                                                  -------------
                                                                     48,684,351
                                                                  -------------
                CAYMAN ISLANDS -- 1.0%
      750,000   Enersis SA, (yankee)
                7.400%, 12/01/2016 ............................         704,910
    1,125,000   Enersis SA
                6.600%, 12/01/2026 ............................       1,128,049
      250,000   PDVSA Finance, Ltd.
                9.375%, 11/15/2007 ............................         250,000
    1,405,000   PDVSA Finance, Ltd., (yankee)
                7.400%, 8/15/2016 .............................       1,088,875
                                                                  -------------
                                                                      3,171,834
                                                                  -------------
                CHILE -- 0.4%
    1,375,000   Empresa Nacional de Electricidad SA
                7.875%, 2/01/2027 .............................       1,195,127
      250,000   Empresa Nacional de Electricidad SA, 144A
                8.350%, 8/01/2013 .............................         265,620
                                                                  -------------
                                                                      1,460,747
                                                                  -------------
                DOMINICAN REPUBLIC -- 0.4%
    1,465,000   Dominican Republic, 144A
                9.040%, 1/23/2013 .............................       1,325,825
                                                                  -------------
                ECUADOR -- 0.8%
    4,225,000   Republic of Ecuador, 144A
                0/6.000%, 8/15/2030 (g) .......................       2,655,412
                                                                  -------------
                HONG KONG -- 1.6%
    4,505,000   Bangkok Bank PCL, 144A
                9.025%, 3/15/2029 .............................       5,139,227
                                                                  -------------
                MALAYSIA -- 2.3%
    1,750,000   Telekom Malaysia Berhad, 144A
                7.875%, 8/01/2025 .............................       1,953,539
    5,200,000   Tenaga Nasional Berhad, 144A
                7.500%, 11/01/2025 ............................       5,556,756
                                                                  -------------
                                                                      7,510,295
                                                                  -------------
                MEXICO -- 5.0%
      600,000   Grupo TMM SA de CV, (yankee)
                0/10.000%, 11/15/2006 (e) (g) .................         474,000
    5,960,000   Grupo Transportacion Ferroviaria Mexicana
                SA de CV, (yankee)
                0/11.750%, 6/15/2009 (g) ......................       6,109,000
    1,000,000   Petroleos Mexicanos, (yankee)
                9.250%, 3/30/2018 .............................       1,172,500
    4,350,000   Petroleos Mexicanos, (yankee)
                9.500%, 9/15/2027 .............................       5,143,875
    3,000,000   Petroleos Mexicanos, 144A, (yankee)
                8.625%, 12/01/2023 ............................       3,307,500
                                                                  -------------
                                                                     16,206,875
                                                                  -------------
                NORWAY -- 2.6%
   55,575,000   Kingdom of Norway
                6.750%, 1/15/2007, (NOK) ......................       8,596,176
                                                                  -------------
                PHILIPPINES -- 1.9%
    3,100,000   Bangko Sentral Ng Philipinas, (yankee)
                8.600%, 6/15/2027 .............................       2,879,125
    1,850,000   Philippine Long Distance Telephone Co.
                8.350%, 3/06/2017 .............................       1,606,644
    1,976,438   Quezon Power (Philippines), Ltd., (yankee)
                8.860%, 6/15/2017 .............................       1,679,972
                                                                  -------------
                                                                      6,165,741
                                                                  -------------
                REPUBLIC OF KOREA -- 0.1%
      300,000   Samsung Electronics Co., Ltd., 144A
                7.700%, 10/01/2027 ............................         328,827
                                                                  -------------
                SOUTH AFRICA -- 1.6%
   11,405,000   Republic of South Africa
                12.500%, 12/21/2006, (ZAR) ....................       1,791,834
    7,750,000   Republic of South Africa
                13.000%, 8/31/2010, (ZAR) .....................       1,354,683
   11,450,000   Republic of South Africa
                13.500%, 9/15/2015, (ZAR) .....................       2,132,339
                                                                  -------------
                                                                      5,278,856
                                                                  -------------
                SUPRANATIONAL -- 3.2%
   22,300,000   International Bank for Reconstruction
                & Development, Euro Medium Term Note, Zero
                Coupon,
                8/20/2007, (NZD) .............................       10,585,658
                                                                  -------------
                UNITED KINGDOM -- 0.2%
      500,000   Xerox Capital (Europe) PLC
                5.250%, 12/03/2004, (EUR) .....................         581,168
                                                                  -------------
                UNITED STATES -- 34.6%
    1,000,000   AES Corp. (The)
                8.375%, 8/15/2007 (c) .........................         972,500
    1,000,000   AES Corp. (The)
                8.500%, 11/01/2007 (c) ........................         972,500
    1,190,000   AES Corp. (The)
                8.375%, 3/01/2011, (GBP) ......................       1,740,761
    1,075,000   AES Corp. (The)
                8.875%, 11/01/2027 ............................         860,000
      750,000   American Airlines, Inc.
                7.024%, 10/15/2009 ............................         732,647
    4,948,000   APL, Ltd.
                8.000%, 1/15/2024 .............................       3,463,600
    1,285,965   Atlas Air, Inc.
                7.680%, 1/02/2014 .............................         507,956
      800,000   Bausch & Lomb, Inc.
                7.125%, 8/01/2028 .............................         792,000
      500,000   Boise Cascade Corp., Series A, Medium
                Term Note 7.450%, 8/10/2011 ...................         518,223
    1,750,000   Borden Chemical, Inc.
                9.200%, 3/15/2021 .............................       1,478,750
    3,410,000   Borden Chemical, Inc.
                7.875%, 2/15/2023 .............................       2,796,200
      900,000   Calpine Corp.
                7.875%, 4/01/2008 .............................         634,500
    1,155,000   Calpine Corp.
                7.750%, 4/15/2009 (c) .........................         796,950
      400,000   Calpine Corp., 144A
                8.750%, 7/15/2013 .............................         366,000
      400,000   Charter Communications Holdings LLC
                10.000%, 4/01/2009 ............................         316,000
      500,000   Charter Communications Holdings LLC
                9.625%, 11/15/2009 ............................         386,250

                 See accompanying notes to financial statements.

Investments as of September 30, 2003

  PRINCIPAL
    AMOUNT      DESCRIPTION                                          VALUE (a)
-------------------------------------------------------------------------------

                UNITED STATES -- continued
$     100,000   Coastal Corp.
                6.950%, 6/01/2028 .............................   $      68,250
      250,000   Continental Airlines, Inc.
                8.000%, 12/15/2005 (c) ........................         229,375
      642,498   Continental Airlines, Inc., Class A-1
                6.703%, 6/15/2021 .............................         624,640
      750,000   Continental Airlines, Inc., Class C-2
                7.434%, 9/15/2004 .............................         702,714
      250,000   Corning, Inc.
                7.000%, 3/15/2007 .............................         249,687
      650,000   Corning, Inc.
                6.750%, 9/15/2013 .............................         640,250
      350,000   Corning, Inc., Medium Term Note
                8.300%, 4/04/2025 .............................         353,500
      250,000   CSC Holdings, Inc.
                8.125%, 7/15/2009 .............................         257,500
      250,000   CSC Holdings, Inc.
                8.125%, 8/15/2009 .............................         257,500
      400,000   CSC Holdings, Inc.
                7.875%, 2/15/2018 .............................         390,000
      350,000   Cummins, Inc.
                7.125%, 3/01/2028 .............................         318,937
      250,000   Dana Corp.
                9.000%, 8/15/2011, (EUR) ......................         307,335
      125,000   Dana Corp.
                7.000%, 3/15/2028 .............................         112,500
    1,000,000   Dana Corp.
                7.000%, 3/01/2029 .............................         900,000
      250,000   Delta Air Lines, Inc.
                10.125%, 5/15/2010 ............................         193,125
    2,075,000   Delta Air Lines, Inc.
                8.300%, 12/15/2029 ............................       1,338,375
      400,000   Dillard's, Inc.
                6.625%, 1/15/2018 .............................         340,000
    1,500,000   Dillard's, Inc.
                7.750%, 7/15/2026 .............................       1,312,500
      250,000   Dillard's, Inc.
                7.000%, 12/01/2028 ............................         200,000
    3,015,000   El Paso Corp.
                5.750%, 3/14/2006, (EUR) ......................       3,056,509
    7,000,000   Federal Home Loan Mortgage Corp.
                4.625%, 2/15/2007, (EUR) ......................       8,573,389
   34,000,000   Federal National Mortgage Association,
                Zero Coupon, 10/29/2007, (NZD) ................      15,979,267
    1,000,000   First Industrial LP
                7.600%, 7/15/2028 .............................       1,068,028
    1,000,000   Foot Locker, Inc.
                8.500%, 1/15/2022 .............................       1,050,000
      150,000   Ford Motor Co.
                6.625%, 10/01/2028 ............................         126,438
      125,000   Ford Motor Credit Co.
                7.250%, 2/22/2005, (GBP) ......................         211,902
      250,000   Ford Motor Credit Co.
                6.875%, 2/01/2006 .............................         265,952
    1,700,000   Georgia-Pacific Corp.
                7.375%, 12/01/2025 ............................       1,504,500
      950,000   Georgia-Pacific Corp.
                7.250%, 6/01/2028 .............................         826,500
    2,850,000   Georgia-Pacific Corp.
                7.750%, 11/15/2029 ............................       2,582,813
      250,000   Hasbro, Inc.
                6.600%, 7/15/2028 .............................         230,000
      500,000   HCA, Inc.
                7.500%, 12/15/2023 ............................         507,221
      820,000   HCA, Inc.
                7.050%, 12/01/2027 ............................         794,965
      500,000   HCA, Inc., Medium Term Note
                7.580%, 9/15/2025 .............................         512,429
      250,000   Host Marriott Corp.
                7.875%, 8/01/2008 .............................         256,875
    1,515,000   IMC Global, Inc.
                6.875%, 7/15/2007 (c) .........................       1,371,075
    1,055,000   IMC Global, Inc.
                7.375%, 8/01/2018 .............................         801,800
    2,500,000   IMC Global, Inc.
                7.300%, 1/15/2028 .............................       1,800,000
      900,000   J.C. Penney Co., Inc.
                7.650%, 8/15/2016 .............................         940,500
      350,000   J.C. Penney Co., Inc.
                7.950%, 4/01/2017 .............................         369,250
      870,000   J.C. Penney Co., Inc.
                8.250%, 8/15/2022 .............................         896,100
    1,625,000   J.C. Penney Co., Inc.
                7.125%, 11/15/2023 ............................       1,535,625
      250,000   J.C. Penney Co., Inc.
                8.125%, 4/01/2027 .............................         256,250
      250,000   J.C. Penney Co., Inc. Medium Term Note
                6.875%, 10/15/2015 ............................         246,250
      500,000   La Quinta Corp., 144A
                8.875%, 3/15/2011 .............................         541,875
      770,000   Lucent Technologies, Inc.
                5.500%, 11/15/2008 (c) ........................         654,500
    6,220,000   Lucent Technologies, Inc.
                6.450%, 3/15/2029 .............................       4,330,675
      66,000    Missouri Pacific Railroad Co.
                4.250%, 1/01/2005 .............................          67,703
      793,000   Missouri Pacific Railroad Co.
                5.000%, 1/01/2045 .............................         552,126
      125,000   Motorola, Inc.
                6.500%, 11/15/2028 ............................         120,469
      750,000   Nextel Communications, Inc.
                9.375%, 11/15/2009 ............................         813,750
    1,400,000   Nextel Communications, Inc.
                9.500%, 2/01/2011 .............................       1,547,000
    2,200,000   Northern Telecom Capital
                7.875%, 6/15/2026 .............................       2,112,000
    1,000,000   Phillips Van-Heusen Corp.
                7.750%, 11/15/2023 ............................         980,000
      250,000   Pioneer Natural Resources Co.
                7.200%, 1/15/2028 .............................         263,750
    1,000,000   ProLogis Trust
                7.625%, 7/01/2017 .............................       1,182,659
    1,000,000   Provident Cos., Inc.
                7.250%, 3/15/2028 .............................         991,242
    1,300,000   Qwest Capital Funding, Inc.
                7.000%, 8/03/2009 .............................       1,160,250

                 See accompanying notes to financial statements.

Investments as of September 30, 2003

  PRINCIPAL
    AMOUNT      DESCRIPTION                                          VALUE (a)
-------------------------------------------------------------------------------

                UNITED STATES -- continued
$     250,000   Qwest Capital Funding, Inc.
                7.900%, 8/15/2010 (c) .........................   $     227,500
      600,000   Qwest Capital Funding, Inc.
                6.500%, 11/15/2018 ............................         471,000
    1,050,000   Qwest Capital Funding, Inc.
                7.625%, 8/03/2021 .............................         903,000
    4,370,000   Qwest Capital Funding, Inc.
                6.875%, 7/15/2028 .............................       3,452,300
    1,700,000   Qwest Capital Funding, Inc.
                7.750%, 2/15/2031 .............................       1,445,000
      750,000   Qwest Corp.
                5.625%, 11/15/2008 ............................         731,250
    1,000,000   Qwest Corp.
                7.500%, 6/15/2023 .............................         935,000
      100,000   Qwest Corp.
                7.250%, 9/15/2025 .............................          91,000
      500,000   Qwest Corp.
                7.200%, 11/10/2026 ............................         450,000
      250,000   Qwest Corp.
                8.875%, 6/01/2031 .............................         261,250
      500,000   RCN Corp.
                10.125%, 1/15/2010 (c) ........................         227,500
      241,721   Salton Sea Funding Corp.
                7.840%, 5/30/2010 .............................         255,015
    1,522,060   South Point Energy Center LLC,144A
                8.400%, 5/30/2012 .............................       1,430,736
      500,000   Southern California Edison Co.
                6.375%, 1/15/2006 .............................         525,000
      600,000   Southern California Edison Co.
                7.625%, 1/15/2010 .............................         643,500
      230,000   Southern California Edison Co.
                7.125%, 7/15/2025 .............................         232,875
      125,000   Southern California Edison Co.
                7.250%, 3/01/2026 .............................         127,188
      750,000   Southern California Edison Co.
                6.650%, 4/01/2029 .............................         701,250
      600,000   Sprint Capital Corp.
                6.125%, 11/15/2008 ............................         647,723
      250,000   Sprint Capital Corp.
                6.875%, 11/15/2028 ............................         243,750
      650,000   Tennessee Gas Pipeline
                7.500%, 4/01/2017 (c) .........................         620,750
      500,000   Tennessee Gas Pipeline Co.
                7.000%, 10/15/2028 ............................         433,750
      500,000   Tiverton Power Associates LP, 144A
                9.000%, 7/15/2018 .............................         420,000
    3,050,000   Trico Marine Services, Inc.
                8.875%, 5/15/2012 .............................       2,226,500
      250,000   United Rentals, Inc.
                9.500%, 6/01/2008 (c) .........................         258,750
      850,000   United Rentals, Inc.
                9.250%, 1/15/2009 (c) .........................         879,750
      300,000   UnumProvident Corp.
                7.375%, 6/15/2032 .............................         300,000
      500,000   Williams Cos. (The), Inc.
                7.125%, 9/01/2011 .............................         493,750
      600,000   Williams Cos. (The), Inc.
                7.875%, 9/01/2021 .............................         567,000
    3,000,000   Williams Cos. (The), Inc.
                7.500%, 1/15/2031 .............................       2,670,000
    1,250,000   Williams Holdings of Delaware
                6.500%, 12/01/2008 ............................       1,212,500
    1,600,000   Xerox Corp.
                3.500%, 2/04/2004, (EUR) ......................       1,859,739
      155,000   Xerox Corp., Medium Term Note
                7.200%, 4/01/2016 .............................         144,925
                                                                  -------------
                                                                    113,301,913
                                                                  -------------
                URUGUAY -- 0.5%
    1,600,000   Republic of Uruguay
                7.500%, 3/15/2015 .............................       1,232,000
      400,000   Republic of Uruguay
                7.875%, 1/15/2033 .............................         269,000
                                                                  -------------
                                                                      1,501,000
                                                                  -------------
                VENEZUELA -- 2.1%
      205,000   Cerro Negro Finance, Ltd., 144A
                7.330%, 12/01/2009 ............................         189,625
    3,650,000   Cerro Negro Finance, Ltd., 144A
                7.900%, 12/01/2020 ............................       2,847,000
    1,000,000   Petrozuata Finance, Inc., 144A
                8.220%, 4/01/2017 .............................         855,000
    3,640,000   Republic of Venezuela
                9.250%, 9/15/2027 (c) .........................       2,817,360
                                                                  -------------
                                                                      6,708,985
                                                                  -------------
                Total Non-Convertible Bonds
                (Identified Cost $230,176,266) ................     257,068,840
                                                                  -------------
                Total Bonds and Notes
                (Identified Cost $256,533,183) ................     286,552,031
                                                                  -------------

   SHARES
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 5.5% OF TOTAL NET ASSETS
                PHILIPPINES -- 1.0%
       83,750   Philippine Long Distance Telephone Co. (GDR)
                $14.00, 12/31/2049 ............................       3,366,750
                                                                  -------------
                THAILAND -- 0.0%
       64,100   Siam Commercial Bank PLC (e) ..................          61,650
                                                                  -------------
                UNITED STATES -- 4.5%
        5,000   Chesapeake Energy Corp.........................         378,250
       51,500   Cummins Capital Trust I (c) ...................       3,041,023
       17,700   Equity Residential ............................         461,616
       24,550   Host Marriott Financial Trust (c) .............       1,169,194
       71,800   International Paper Capital Trust (c) .........       3,509,225
        7,145   La Quinta Properties ..........................         178,411
        4,250   Lucent Technologies Capital Trust I (c) .......       3,526,357
       22,500   Owens Corning Capital LLC (d) (e) .............         101,250
       37,500   Pacific Gas and Electric Co. (d) (e) ..........       1,106,250
          600   Pacific Gas and Electric Co. (d) (e) ..........          13,170
          500   Pacific Gas and Electric Co.,
                Series D (d) (e) ..............................          11,625
          400   Pacific Gas and Electric Co.,
                Series E (d) (e) ..............................           9,000
        9,500   Southern California Edison Co..................         954,750
        7,500   Western Gas Resources, Inc. ...................         393,750
                                                                  -------------
                                                                     14,853,871
                                                                  -------------

                Total Preferred Stocks
                (Identified Cost $17,419,738) .................      18,282,271
                                                                  -------------

                 See accompanying notes to financial statements.

Investments as of September 30, 2003

  SHARES        DESCRIPTION                                          VALUE (a)
-------------------------------------------------------------------------------

COMMON STOCKS -- 3.7%
                INDONESIA -- 0.1%
    6,786,500   PT Indah Kiat Pulp & Paper Corp. (e) ..........   $     367,821
                                                                  -------------
                UNITED STATES -- 3.6%
      162,900   Associated Estates Realty Corp., ..............       1,062,108
      182,500   Developers Diversified Realty Corp. (REIT) ....       5,451,275
      117,700   Simon Property Group, Inc......................       5,129,366
                                                                  -------------
                                                                     11,642,749
                                                                  -------------
                Total Common Stocks
                (Identified Cost $10,571,980) .................      12,010,570
                                                                  -------------

  PRINCIPAL
    AMOUNT
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 8.6%
$   6,567,050   Repurchase Agreement with Investors Bank &
                Trust Co. dated 9/30/2003 at 0.75% to be
                repurchased at $6,567,187 on 10/01/2003,
                collateralized by $6,864,778 Federal Home Loan
                Mortgage Bond, 1.62%, due 03/25/2033 valued at
                $6,896,162 ....................................       6,567,050
      510,002   Bank of Montreal, 1.04%, due 10/14/2003 (h) ...         510,002
    1,473,363   Bank of Nova Scotia, 1.06%, due 10/29/2003(h) .       1,473,363
    1,768,036   Bank of Nova Scotia, 1.06%, due 11/12/2003(h) .       1,768,036
    1,178,691   BNP Paribas, 1.03%, due 10/10/2003 (h) ........       1,178,691
    2,652,054   BNP Paribas, 1.03%, due 10/14/2003 (h) ........       2,652,054
       88,402   Comerica Bank, 1.10%, due 11/19/2003 (h) ......          88,402
    1,178,690   Credit Agricole Indosuez, 1.06%,
                due 10/22/2003 (h) ............................       1,178,690
      884,018   Den Danske Bank, 1.04%, due 10/09/2003 (h) ....         884,018
    2,062,708   Fleet National Bank, 1.188%, due 1/21/2004(h) .       2,062,708
      589,345   Liberty Lighthouse Funding, 1.072%,
                due 10/17/2003 (h) ............................         589,345
      127,542   Merrill Lynch Premier Institutional Fund,
                1.033%, due 10/01/2003 (h) ....................         127,542
    4,241,856   Merrimac Cash Fund-Premium Class,
                0.974%, due 10/01/2003 (h) ....................       4,241,856
      589,345   Royal Bank of Scotland, 1.05%,
                due 10/08/2003 (h) ............................         589,345
    1,178,691   Royal Bank of Scotland, 1.04%,
                due 10/14/2003 (h) ............................       1,178,691
      294,673   Sheffield Receivables Corp, 1.061%,
                due 10/22/2003 (h) ............................         294,673
      884,018   The Bank of the West, 1.06%,
                due 10/10/2003 (h) ............................         884,018
      294,673   Toronto Dominion Bank, 1.07%,
                due 12/19/2003 (h) ............................         294,673
    1,473,363   Wells Fargo, 1.06%, due 10/15/2003 (h) ........       1,473,363
                                                                  -------------
                Total Short Term Investments
                (Identified Cost $28,036,520) .................      28,036,520
                                                                  -------------
                Total Investments -- 105.3%
                (Identified Cost $312,561,421) (b) ............     344,881,392
                Other assets less liabilities .................     (17,500,547)
                                                                  -------------
                Total Net Assets -- 100% ......................   $ 327,380,845
                                                                  =============
(a)             See Note 2a of Notes to Financial Statements.

(b)             Federal Tax Information:
                At September 30, 2003, the net unrealized appreciation on investments based on cost of $311,532,781 for federal income tax purposes was as follows:
                Aggregate gross unrealized appreciation for
                all investments in which there is an excess
                of value over tax cost ........................   $  42,849,274
                Aggregate gross unrealized depreciation for
                all investments in which there is an excess
                of tax cost over value ........................      (9,500,663)
                                                                  -------------
                Net unrealized appreciation ...................   $  33,348,611
                                                                  =============

                At September 30, 2003, the Fund had a capital loss carryover of approximately $59,524,682 of which $13,337,197 expires on September 30, 2007, $6,500,127 expires on September 30, 2008, $10,848,517 expires on September 30, 2009, $21,770,312 expires on September 30, 2010 and $7,068,529 expires on September 30, 2011. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

                At September 30, 2003, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $2,073,537 in undistributed ordinary income and $0 in undistributed long-term gains.

(c) All or a portion of this security was on loan to brokers at September 30, 2003.

(d)             Issuer filed petition under Chapter 11 of the Federal Bankruptcy
                Code.

(e)             Non-income producing security.

(f)             Pay in kind security.

(g) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date and rate.

(h)             Represents investments of securities lending collateral.

(i) Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

REIT            Real Estate Investment Trust

ADR/GDR An American Depositary (ADR) or Global Depositary Receipt (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $29,449,654 or 9.0% of net assets.

CAD - Canadian Dollar
EUR - Euro
GBP - British Pound
IDR - Indonesian Rupiah
NOK - Norwegian Krone
NZD - New Zealand Dollars
THB - Thai Baht
ZAR - South African Rand

Industry Holdings At September 30, 2003 (unaudited)
Sovereigns                       20.8%        Supranationals                3.2%
Financial Services                8.6         Government                    3.0
U.S. Government Agencies          7.5         Paper                         2.7
Wirelines                         7.2         Information/Data Technology   2.4
Electric                          6.2         Pipelines                     2.3
Foreign Local Governments         6.1         Retailers                     2.3
Electronics                       5.0         Railroads                     2.1
Real Estate Investment Trusts     4.1         Other, less than 2% each     21.8

                 See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES

September 30, 2003

                                                       CORE PLUS BOND         GOVERNMENT          HIGH INCOME
                                                            FUND           SECURITIES FUND            FUND
                                                     -----------------    -----------------    -----------------
ASSETS
  Investments at cost ............................   $     321,108,663    $      94,783,516    $      52,741,971
  Net unrealized appreciation ....................          15,272,105            4,277,512            3,069,829
                                                     -----------------    -----------------    -----------------
    Investments at value .........................         336,380,768           99,061,028           55,811,800
  Cash ...........................................               2,209                  832                1,690
  Receivable for Fund shares sold ................             535,255                7,267               54,746
  Receivable for securities sold .................          10,461,710                   --              233,790
  Dividends and interest receivable ..............           3,829,140            1,257,549            1,088,702
  Tax reclaims receivable ........................                  --                   --                   --
  Securities lending income receivable ...........               2,975                1,280                1,805
                                                     -----------------    -----------------    -----------------
    TOTAL ASSETS .................................         351,212,057          100,327,956           57,192,533
                                                     -----------------    -----------------    -----------------
LIABILITIES
  Collateral on securities loaned, at value ......          17,642,007           12,975,600            6,523,010
  Payable for securities purchased ...............          11,168,509                   --              316,503
  Payable for Fund shares redeemed ...............             361,157              217,889               64,265
  Dividends payable ..............................             359,926               29,842               86,028
  Management fees payable ........................             107,775               38,838               28,744
  Deferred Trustees' fees ........................             121,157               63,706               25,547
  Transfer agent fees payable ....................             629,921               23,110               13,761
  Accounting and administrative fees payable .....              20,863                5,750                3,224
  Other accounts payable and accrued expenses ....              95,782               53,471               59,678
                                                     -----------------    -----------------    -----------------
    TOTAL LIABILITIES ............................          30,507,097           13,408,206            7,120,760
                                                     -----------------    -----------------    -----------------
NET ASSETS .......................................   $     320,704,960    $      86,919,750    $      50,071,773
                                                     =================    =================    =================
NET ASSETS CONSIST OF:
  Paid in capital ................................   $     335,067,794    $      91,676,266    $     134,411,210
  Undistributed (overdistributed) net
   investment income (loss) ......................           1,397,403              (18,577)            (111,575)
  Accumulated net realized gain (loss)
   on investments ................................         (31,039,662)          (9,015,451)         (87,297,691)
  Net unrealized appreciation
   (depreciation) of investments .................          15,279,425            4,277,512            3,069,829
                                                     -----------------    -----------------    -----------------
NET ASSETS .......................................   $     320,704,960    $      86,919,750    $      50,071,773
                                                     =================    =================    =================
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  CLASS A SHARES:
    Net assets ...................................   $     133,887,366    $      68,882,299    $      23,809,445
                                                     =================    =================    =================
    Shares of beneficial interest ................          11,509,463            5,697,480            5,118,870
                                                     =================    =================    =================
    Net asset value and redemption price
     per share ...................................   $           11.63    $           12.09    $            4.65
                                                     =================    =================    =================
    Offering price per share .....................   $           12.18    $           12.66    $            4.87
                                                     =================    =================    =================
  CLASS B SHARES: (redemption price is equal to
   net asset value less any applicable contingent
   deferred sales charges)
    Net assets ...................................   $     161,316,516    $      15,101,224    $      23,404,523
                                                     =================    =================    =================
    Shares of beneficial interest ................          13,877,035            1,248,363            5,028,240
                                                     =================    =================    =================
    Net asset value and offering price per
     share .......................................   $           11.62    $           12.10    $            4.65
                                                     =================    =================    =================
  CLASS C SHARES: (redemption price is equal to
   net asset value less any applicable contingent
   deferred sales charges)
    Net assets ...................................   $       7,612,428    $              --    $       2,857,805
                                                     =================    =================    =================
    Shares of beneficial interest ................             654,435                   --              614,199
                                                     =================    =================    =================
    Net asset value per share ....................   $           11.63    $              --    $            4.65
                                                     =================    =================    =================
    Offering price per share .....................   $           11.75    $              --    $            4.70
                                                     =================    =================    =================
  CLASS Y SHARES:
    Net assets ...................................   $      17,888,650    $       2,936,227    $              --
                                                     =================    =================    =================
    Shares of beneficial interest ................           1,530,775              243,360                   --
                                                     =================    =================    =================
    Net asset value, offering and redemption
     price per share .............................   $           11.69    $           12.07    $              --
                                                     =================    =================    =================

                                                     LIMITED TERM U.S.     STRATEGIC INCOME
                                                      GOVERNMENT FUND            FUND
                                                     -----------------    -----------------
ASSETS
  Investments at cost ............................   $     165,659,341    $     312,561,421
  Net unrealized appreciation ....................           2,540,922           32,319,971
                                                     -----------------    -----------------
    Investments at value .........................         168,200,263          344,881,392
  Cash ...........................................                 615                3,293
  Receivable for Fund shares sold ................             477,293            2,726,662
  Receivable for securities sold .................              61,401              519,875
  Dividends and interest receivable ..............           1,136,378            4,937,156
  Tax reclaims receivable ........................                  --                6,035
  Securities lending income receivable ...........               1,451                4,956
                                                     -----------------    -----------------
    TOTAL ASSETS .................................         169,877,401          353,079,369
                                                     -----------------    -----------------
LIABILITIES
  Collateral on securities loaned, at value ......          17,450,346           21,469,470
  Payable for securities purchased ...............           4,418,768            3,090,963
  Payable for Fund shares redeemed ...............             266,405              458,773
  Dividends payable ..............................              83,419              350,034
  Management fees payable ........................              68,823               93,024
  Deferred Trustees' fees ........................              38,670               52,502
  Transfer agent fees payable ....................              26,431               63,895
  Accounting and administrative fees payable .....               9,807               19,508
  Other accounts payable and accrued expenses ....              62,117              100,355
                                                     -----------------    -----------------
    TOTAL LIABILITIES ............................          22,424,786           25,698,524
                                                     -----------------    -----------------
NET ASSETS .......................................   $     147,452,615    $     327,380,845
                                                     =================    =================
NET ASSETS CONSIST OF:
  Paid in capital ................................   $     169,387,804    $     352,438,529
  Undistributed (overdistributed) net
   investment income (loss) ......................            (122,089)           2,204,718
  Accumulated net realized gain (loss)
   on investments ................................         (24,354,022)         (59,724,057)
  Net unrealized appreciation
   (depreciation) of investments .................           2,540,922           32,461,655
                                                     -----------------    -----------------
NET ASSETS .......................................   $     147,452,615    $     327,380,845
                                                     =================    =================
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  CLASS A SHARES:
    Net assets ...................................   $     117,225,261    $     140,576,212
                                                     =================    =================
    Shares of beneficial interest ................          10,186,151           11,180,401
                                                     =================    =================
    Net asset value and redemption price
     per share ...................................   $           11.51    $           12.57
                                                     =================    =================
    Offering price per share .....................   $           11.87    $           13.16
                                                     =================    =================
  CLASS B SHARES: (redemption price is equal to
   net asset value less any applicable contingent
   deferred sales charges)
    Net assets ...................................   $      14,637,443    $     118,217,312
                                                     =================    =================
    Shares of beneficial interest ................           1,274,084            9,391,165
                                                     =================    =================
    Net asset value and offering price per
     share .......................................   $           11.49    $           12.59
                                                     =================    =================
  CLASS C SHARES: (redemption price is equal to
   net asset value less any applicable contingent
   deferred sales charges)
    Net assets ...................................   $       8,703,510    $      66,393,945
                                                     =================    =================
    Shares of beneficial interest ................             756,682            5,279,319
                                                     =================    =================
    Net asset value per share ....................   $           11.50    $           12.58
                                                     =================    =================
    Offering price per share .....................   $           11.62    $           12.71
                                                     =================    =================
  CLASS Y SHARES:
    Net assets ...................................   $       6,886,401    $       2,193,376
                                                     =================    =================
    Shares of beneficial interest ................             596,081              174,311
                                                     =================    =================
    Net asset value, offering and redemption
     price per share .............................   $           11.55    $           12.58
                                                     =================    =================

                 See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS

                                                                CORE PLUS BOND                           GOVERNMENT
                                                                     FUND                              SECURITIES FUND
                                                     -----------------------------------    ------------------------------------
                                                      FOR THE PERIOD                         FOR THE PERIOD
                                                     JANUARY 1, 2003                        JANUARY 1, 2003
                                                         THROUGH           YEAR ENDED           THROUGH            YEAR ENDED
                                                       SEPTEMBER 30,      DECEMBER 31,        SEPTEMBER 30,       DECEMBER 31,
                                                           2003               2002                2003                2002
                                                     ----------------   ----------------    ----------------    ----------------
INVESTMENT INCOME
  Dividends ......................................   $             --   $             --    $             --    $             --
  Interest .......................................         13,410,555         21,719,386           3,115,863           4,694,881
  Securities lending income ......................             25,490             83,135               8,332              12,645
  Less net foreign taxes withheld ................                 --                 --                  --                  --
                                                     ----------------   ----------------    ----------------    ----------------
                                                           13,436,045         21,802,521           3,124,195           4,707,526
                                                     ----------------   ----------------    ----------------    ----------------
  Expenses
    Management fees ..............................            995,746          1,317,903             394,280             502,700
    Service and distribution fees - Class A ......            263,615            397,181             139,173             177,887
    Service and distribution fees - Class B ......          1,147,439          1,314,367             129,149             142,039
    Service and distribution fees - Class C ......             62,083            103,081                  --                  --
    Trustees' fees and expenses ..................             50,068             13,603              23,441               4,721
    Accounting and administrative ................            195,955            181,783              58,828              52,701
    Custodian ....................................             58,142            102,256              31,928              46,353
    Transfer agent fees - Class A, Class B,
     Class C .....................................            914,271          1,054,730             149,894             196,764
    Transfer agent fees - Class Y ................             14,203             17,483               3,103               6,057
    Audit and tax services .......................             38,619             41,113              31,621              33,910
    Legal ........................................             25,740             25,405              13,139               8,350
    Shareholder reporting ........................             84,219             81,741              28,876              14,864
    Registration .................................             43,320             48,063              24,919              35,888
    Miscellaneous ................................             14,671             16,071               7,005               6,492
                                                     ----------------   ----------------    ----------------    ----------------
  Total expenses .................................          3,908,091          4,714,780           1,035,356           1,228,726
    Less reimbursement/waiver ....................                 --                 --                  --                  --
                                                     ----------------   ----------------    ----------------    ----------------
  Net expenses ...................................          3,908,091          4,714,780           1,035,356           1,228,726
                                                     ----------------   ----------------    ----------------    ----------------
  Net investment income ..........................          9,527,954         17,087,741           2,088,839           3,478,800
                                                     ----------------   ----------------    ----------------    ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
  Investments - net ..............................          3,851,142        (18,249,823)          2,186,050           1,754,365
  Foreign currency transactions - net ............             13,541           (474,993)                 --                  --
Change in unrealized appreciation
 (depreciation) of:
  Investments - net ..............................          5,543,096          9,018,685          (1,862,032)          6,101,934
  Foreign currency transactions - net ............              6,867                948                  --                  --
                                                     ----------------   ----------------    ----------------    ----------------
Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions ....................................          9,414,646         (9,705,183)            324,018           7,856,299
                                                     ----------------   ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS .......................   $     18,942,600   $      7,382,558    $      2,412,857    $     11,335,099
                                                     ================   ================    ================    ================

                                                                HIGH INCOME
                                                                   FUND
                                                     -----------------------------------
                                                      FOR THE PERIOD
                                                     JANUARY 1, 2003
                                                         THROUGH           YEAR ENDED
                                                       SEPTEMBER 30,      DECEMBER 31,
                                                           2003               2002
                                                     ----------------   ----------------
INVESTMENT INCOME
  Dividends ......................................   $          1,359   $         51,272
  Interest .......................................          3,459,069          5,975,219
  Securities lending income ......................             13,307             41,684
  Less net foreign taxes withheld ................                 --                 --
                                                     ----------------   ----------------
                                                            3,473,735          6,068,175
                                                     ----------------   ----------------
  Expenses
    Management fees ..............................            260,331            407,408
    Service and distribution fees - Class A ......             44,308             67,018
    Service and distribution fees - Class B ......            174,650            282,083
    Service and distribution fees - Class C ......             20,020             31,502
    Trustees' fees and expenses ..................             14,156              7,362
    Accounting and administrative ................             30,130             32,625
    Custodian ....................................             35,037             61,978
    Transfer agent fees - Class A, Class B,
     Class C .....................................             96,392            161,543
    Transfer agent fees - Class Y ................                 --                 --
    Audit and tax services .......................             45,593             43,680
    Legal ........................................              6,514              3,938
    Shareholder reporting ........................             22,083             12,894
    Registration .................................             25,658             34,364
    Miscellaneous ................................              6,883              6,821
                                                     ----------------   ----------------
  Total expenses .................................            781,755          1,153,216
    Less reimbursement/waiver ....................                 --                 --
                                                     ----------------   ----------------
  Net expenses ...................................            781,755          1,153,216
                                                     ----------------   ----------------
  Net investment income ..........................          2,691,980          4,914,959
                                                     ----------------   ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
  Investments - net ..............................          1,766,058        (20,594,051)
  Foreign currency transactions - net ............                 --                 --
Change in unrealized appreciation
 (depreciation) of:
  Investments - net ..............................          4,199,027          9,402,597
  Foreign currency transactions - net ............                 --                 --
                                                     ----------------   ----------------
Net realized and unrealized gain (loss) on
 investments and foreign currency transactions ...          5,965,085        (11,191,454)
                                                     ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS .......................   $      8,657,065   $     (6,276,495)
                                                     ================   ================

See accompanying notes to financial statements.

                                                              LIMITED TERM U.S.                       STRATEGIC INCOME
                                                               GOVERNMENT FUND                              FUND
                                                     -----------------------------------    ------------------------------------
                                                      FOR THE PERIOD                         FOR THE PERIOD
                                                     JANUARY 1, 2003                        JANUARY 1, 2003
                                                         THROUGH           YEAR ENDED           THROUGH            YEAR ENDED
                                                       SEPTEMBER 30,      DECEMBER 31,        SEPTEMBER 30,       DECEMBER 31,
                                                           2003               2002                2003                2002
                                                     ----------------   ----------------    ----------------    ----------------
INVESTMENT INCOME
  Dividends ......................................   $             --   $             --    $      1,177,547    $      1,095,855
  Interest .......................................          4,159,692          6,797,682          14,446,654          17,835,698
  Securities lending income ......................              7,315             21,533              17,252              36,471
  Less net foreign taxes withheld ................                 --                 --             (24,014)            (34,444)
                                                     ----------------   ----------------    ----------------    ----------------
                                                            4,167,007          6,819,215          15,617,439          18,933,580
                                                     ----------------   ----------------    ----------------    ----------------
  Expenses
    Management fees ..............................            628,035            774,861           1,282,724           1,404,810
    Service and distribution fees - Class A ......            301,134            373,753             212,541             226,621
    Service and distribution fees - Class B ......            119,150            144,101             825,818             984,230
    Service and distribution fees - Class C ......             65,626             68,615             325,425             277,462
    Trustees' fees and expenses ..................             23,202             11,830              32,622              15,683
    Accounting and administrative ................             89,774             78,121             162,160             124,140
    Custodian ....................................             40,914             70,017              74,674             119,059
    Transfer agent fees - Class A, Class B,
     Class C .....................................            200,540            290,059             389,066             512,586
    Transfer agent fees - Class Y ................              5,666              7,891               1,181                 656
    Audit and tax services .......................             31,669             33,997              47,757              45,980
    Legal ........................................             14,985             13,532              20,804              19,971
    Shareholder reporting ........................             37,554             16,188              66,348              33,801
    Registration .................................             32,613             47,216              36,280              45,767
    Miscellaneous ................................              8,780              8,232              19,733              16,444
                                                     ----------------   ----------------    ----------------    ----------------
  Total expenses .................................          1,599,642          1,938,413           3,497,133           3,827,210
    Less reimbursement/waiver ....................                 --                 --             (69,643)                 --
                                                     ----------------   ----------------    ----------------    ----------------
  Net expenses ...................................          1,599,642          1,938,413           3,427,490           3,827,210
                                                     ----------------   ----------------    ----------------    ----------------
  Net investment income ..........................          2,567,365          4,880,802          12,189,949          15,106,370
                                                     ----------------   ----------------    ----------------    ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
  Investments - net ..............................          1,309,685          2,104,690          (5,012,440)        (21,138,332)
  Foreign currency transactions - net ............                 --                 --             458,794            (109,875)
Change in unrealized appreciation
 (depreciation) of:
  Investments - net ..............................         (2,298,347)         3,563,852          47,693,301          36,446,412
  Foreign currency transactions - net ............                 --                 --              14,283             114,313
                                                     ----------------   ----------------    ----------------    ----------------
Net realized and unrealized gain (loss) on
 investments and foreign currency transactions ...           (988,662)         5,668,542          43,153,938          15,312,518
                                                     ----------------   ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS .......................   $      1,578,703   $     10,549,344    $     55,343,887    $     30,418,888
                                                     ================   ================    ================    ================

                 See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                          CORE PLUS BOND
                                                                               FUND
                                                     --------------------------------------------------------
                                                      FOR THE PERIOD
                                                     JANUARY 1, 2003
                                                         THROUGH            YEAR ENDED          YEAR ENDED
                                                       SEPTEMBER 30,       DECEMBER 31,        DECEMBER 31,
                                                           2003                2002                2001
                                                     ----------------    ----------------    ----------------
FROM OPERATIONS:
  Net investment income ..........................   $      9,527,954    $     17,087,741    $     19,095,393
  Net realized gain (loss) on investments and
   foreign currency transactions .................          3,864,683         (18,724,816)         (2,966,830)
  Net change in unrealized appreciation
   (depreciation) of investments .................          5,549,963           9,019,633           5,153,817
                                                     ----------------    ----------------    ----------------
  Increase (decrease) in net assets resulting
   from operations ...............................         18,942,600           7,382,558          21,282,380
                                                     ----------------    ----------------    ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income
    Class A ......................................         (4,447,575)         (8,791,213)        (11,319,336)
    Class B ......................................         (4,047,373)         (6,316,934)         (6,512,472)
    Class C ......................................           (220,936)           (498,081)           (697,417)
    Class Y ......................................           (668,802)         (1,050,339)         (1,060,888)
                                                     ----------------    ----------------    ----------------
                                                           (9,384,686)        (16,656,567)        (19,590,113)
                                                     ----------------    ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM CAPITAL SHARE TRANSACTIONS .........         (5,058,236)         (4,698,171)         26,608,353
                                                     ----------------    ----------------    ----------------
  Total increase (decrease) in net assets ........          4,499,678         (13,972,180)         28,300,620
                                                     ----------------    ----------------    ----------------
NET ASSETS
  Beginning of period ............................        316,205,282         330,177,462         301,876,842
                                                     ----------------    ----------------    ----------------
  End of period ..................................   $    320,704,960    $    316,205,282    $    330,177,462
                                                     ================    ================    ================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME ...........................   $      1,397,403    $        127,794    $       (357,817)
                                                     ================    ================    ================

                                                                            GOVERNMENT
                                                                         SECURITIES FUND
                                                     --------------------------------------------------------
                                                      FOR THE PERIOD
                                                     JANUARY 1, 2003
                                                         THROUGH            YEAR ENDED          YEAR ENDED
                                                       SEPTEMBER 30,       DECEMBER 31,        DECEMBER 31,
                                                           2003                2002                2001
                                                     ----------------    ----------------    ----------------
FROM OPERATIONS:
  Net investment income ..........................   $      2,088,839    $      3,478,800    $      3,808,000
  Net realized gain (loss) on investments and
   foreign currency transactions .................          2,186,050           1,754,365           2,078,357
  Net change in unrealized appreciation
   (depreciation) of investments .................         (1,862,032)          6,101,934          (1,860,288)
                                                     ----------------    ----------------    ----------------
  Increase (decrease) in net assets resulting
   from operations ...............................          2,412,857          11,335,099           4,026,069
                                                     ----------------    ----------------    ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income
    Class A ......................................         (2,185,576)         (3,186,452)         (3,439,102)
    Class B ......................................           (410,467)           (530,909)           (486,651)
    Class C ......................................                 --                  --                  --
    Class Y ......................................           (133,483)           (289,414)           (245,868)
                                                     ----------------    ----------------    ----------------
                                                           (2,729,526)         (4,006,775)         (4,171,621)
                                                     ----------------    ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM CAPITAL SHARE TRANSACTIONS .........        (12,801,156)          4,088,509           2,920,494
                                                     ----------------    ----------------    ----------------
  Total increase (decrease) in net assets ........        (13,117,825)         11,416,833           2,774,942
                                                     ----------------    ----------------    ----------------
NET ASSETS
  Beginning of period ............................        100,037,575          88,620,742          85,845,800
                                                     ----------------    ----------------    ----------------
  End of period ..................................   $     86,919,750    $    100,037,575    $     88,620,742
                                                     ================    ================    ================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME ...........................   $        (18,577)   $        (16,246)   $         23,904
                                                     ================    ================    ================

See accompanying notes to financial statements.

                                                                            HIGH INCOME
                                                                               FUND
                                                     --------------------------------------------------------
                                                      FOR THE PERIOD
                                                     JANUARY 1, 2003
                                                         THROUGH            YEAR ENDED          YEAR ENDED
                                                       SEPTEMBER 30,       DECEMBER 31,        DECEMBER 31,
                                                           2003                2002                2001
                                                     ----------------    ----------------    ----------------
FROM OPERATIONS:
  Net investment income ..........................   $      2,691,980    $      4,914,959    $      9,962,123
  Net realized gain (loss) on investments and
   foreign currency transactions .................          1,766,058         (20,594,051)        (35,337,692)
  Net change in unrealized appreciation
   (depreciation) of investments .................          4,199,027           9,402,597          15,823,831
                                                     ----------------    ----------------    ----------------
  Increase (decrease) in net assets resulting
   from operations ...............................          8,657,065          (6,276,495)         (9,551,738)
                                                     ----------------    ----------------    ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income
    Class A ......................................         (1,358,749)         (2,389,509)         (4,869,014)
    Class B ......................................         (1,211,401)         (2,310,655)         (4,708,520)
    Class C ......................................           (138,738)           (257,610)           (516,760)
    Class Y ......................................                 --                  --                  --
                                                     ----------------    ----------------    ----------------
                                                           (2,708,888)         (4,957,774)        (10,094,294)
                                                     ----------------    ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM CAPITAL SHARE TRANSACTIONS .........         (3,967,380)        (13,012,003)         (8,138,375)
                                                     ----------------    ----------------    ----------------
  Total increase (decrease) in net assets ........          1,980,797         (24,246,272)        (27,784,407)
                                                     ----------------    ----------------    ----------------
NET ASSETS
  Beginning of period ............................         48,090,976          72,337,248         100,121,655
                                                     ----------------    ----------------    ----------------
  End of period ..................................   $     50,071,773    $     48,090,976    $     72,337,248
                                                     ================    ================    ================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME ...........................   $       (111,575)   $       (128,268)   $       (118,997)
                                                     ================    ================    ================

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         LIMITED TERM U.S.
                                                                          GOVERNMENT FUND
                                                     --------------------------------------------------------
                                                      FOR THE PERIOD
                                                     JANUARY 1, 2003
                                                         THROUGH            YEAR ENDED          YEAR ENDED
                                                       SEPTEMBER 30        DECEMBER 31,        DECEMBER 31,
                                                           2003                2002                2001
                                                     ----------------    ----------------    ----------------
FROM OPERATIONS:
  Net investment income ..........................   $      2,567,365    $      4,880,802    $      6,144,504
  Net realized gain (loss) on investments and
   foreign currency transactions .................          1,309,685           2,104,690           3,333,647
  Net change in unrealized appreciation
   (depreciation) of investments .................         (2,298,347)          3,563,852            (296,704)
                                                     ----------------    ----------------    ----------------
  Increase (decrease) in net assets resulting
   from operations ...............................          1,578,703          10,549,344           9,181,447
                                                     ----------------    ----------------    ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income
    Class A ......................................         (3,580,991)         (4,982,529)         (5,640,601)
    Class B ......................................           (420,988)           (580,172)           (537,161)
    Class C ......................................           (230,278)           (272,616)           (301,631)
    Class Y ......................................           (261,630)           (402,890)           (173,303)
                                                     ----------------    ----------------    ----------------
                                                           (4,493,887)         (6,238,207)         (6,652,696)
                                                     ----------------    ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM CAPITAL SHARE TRANSACTIONS .........         11,483,457           1,774,899         (10,319,170)
                                                     ----------------    ----------------    ----------------
  Total increase (decrease) in net assets ........          8,568,273           6,086,036          (7,790,419)
                                                     ----------------    ----------------    ----------------
NET ASSETS
  Beginning of period ............................        138,884,342         132,798,306         140,588,725
                                                     ----------------    ----------------    ----------------
  End of period ..................................   $    147,452,615    $    138,884,342    $    132,798,306
                                                     ================    ================    ================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME ...........................   $       (122,089)   $       (116,800)   $       (105,749)
                                                     ================    ================    ================

                                                                         STRATEGIC INCOME
                                                                               FUND
                                                     --------------------------------------------------------
                                                      FOR THE PERIOD
                                                     JANUARY 1, 2003
                                                         THROUGH            YEAR ENDED          YEAR ENDED
                                                       SEPTEMBER 30        DECEMBER 31,        DECEMBER 31,
                                                           2003                2002                2001
                                                     ----------------    ----------------    ----------------
FROM OPERATIONS:
  Net investment income ..........................   $     12,189,949    $     15,106,370    $     21,144,478
  Net realized gain (loss) on investments and
   foreign currency transactions .................         (4,553,646)        (21,248,207)        (15,296,601)
  Net change in unrealized appreciation
   (depreciation) of investments .................         47,707,584          36,560,725          (7,360,361)
                                                     ----------------    ----------------    ----------------
  Increase (decrease) in net assets resulting
   from operations ...............................         55,343,887          30,418,888          (1,512,484)
                                                     ----------------    ----------------    ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income
    Class A ......................................         (6,332,331)         (5,702,309)         (9,377,635)
    Class B ......................................         (5,143,216)         (5,565,705)         (9,064,495)
    Class C ......................................         (2,069,124)         (1,567,724)         (2,749,603)
    Class Y ......................................            (95,199)            (42,564)            (36,701)
                                                     ----------------    ----------------    ----------------
                                                          (13,639,870)        (12,878,302)        (21,228,434)
                                                     ----------------    ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM CAPITAL SHARE TRANSACTIONS .........         66,108,057         (23,656,108)        (26,303,974)
                                                     ----------------    ----------------    ----------------
  Total increase (decrease) in net assets ........        107,812,074          (6,115,522)        (49,044,892)
                                                     ----------------    ----------------    ----------------
NET ASSETS
  Beginning of period ............................        219,568,771         225,684,293         274,729,185
                                                     ----------------    ----------------    ----------------
  End of period ..................................   $    327,380,845    $    219,568,771    $    225,684,293
                                                     ================    ================    ================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME ...........................   $      2,204,718    $      3,205,477    $      1,417,755
                                                     ================    ================    ================

                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                      INCOME (LOSS) FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                     -------------------------------------------   ----------------------------------------------
                        NET ASSET
                          VALUE,                      NET REALIZED                    DIVIDENDS     DISTRIBUTIONS
                        BEGINNING       NET          AND UNREALIZED   TOTAL FROM        FROM          FROM NET
                            OF       INVESTMENT      GAIN (LOSS) ON   INVESTMENT   NET INVESTMENT     REALIZED         TOTAL
                        THE PERIOD     INCOME         INVESTMENTS     OPERATIONS       INCOME       CAPITAL GAINS   DISTRIBUTIONS
                        ----------   ----------      --------------   ----------   --------------   -------------   -------------
CORE PLUS BOND FUND
    CLASS A
  09/30/2003(f)         $    11.28   $     0.37(c)   $         0.34   $     0.71   $        (0.36)  $          --   $       (0.36)
  12/31/2002                 11.59         0.63(c)            (0.32)        0.31            (0.62)             --           (0.62)
  12/31/2001(d)              11.52         0.73                0.10         0.83            (0.76)             --           (0.76)
  12/31/2000                 11.51         0.78                0.03         0.81            (0.80)             --           (0.80)
  12/31/1999                 12.36         0.81               (0.86)       (0.05)           (0.79)          (0.01)          (0.80)
  12/31/1998                 12.39         0.81                0.15         0.96            (0.81)          (0.18)          (0.99)

    CLASS B
  09/30/2003(f)              11.28         0.30(c)             0.34         0.64            (0.30)             --           (0.30)
  12/31/2002                 11.59         0.55(c)            (0.32)        0.23            (0.54)             --           (0.54)
  12/31/2001(d)              11.51         0.64                0.10         0.74            (0.66)             --           (0.66)
  12/31/2000                 11.51         0.70                0.02         0.72            (0.72)             --           (0.72)
  12/31/1999                 12.36         0.72               (0.86)       (0.14)           (0.70)          (0.01)          (0.71)
  12/31/1998                 12.39         0.71                0.15         0.86            (0.71)          (0.18)          (0.89)

    CLASS C
  09/30/2003(f)              11.29         0.30(c)             0.34         0.64            (0.30)             --           (0.30)
  12/31/2002                 11.60         0.55(c)            (0.32)        0.23            (0.54)             --           (0.54)
  12/31/2001(d)              11.52         0.65                0.09         0.74            (0.66)             --           (0.66)
  12/31/2000                 11.52         0.70                0.02         0.72            (0.72)             --           (0.72)
  12/31/1999                 12.37         0.72               (0.86)       (0.14)           (0.70)          (0.01)          (0.71)
  12/31/1998                 12.40         0.71                0.15         0.86            (0.71)          (0.18)          (0.89)

    CLASS Y
  09/30/2003(f)              11.33         0.41(c)             0.35         0.76            (0.40)             --           (0.40)
  12/31/2002                 11.63         0.69(c)            (0.32)        0.37            (0.67)             --           (0.67)
  12/31/2001(d)              11.54         0.79                0.10         0.89            (0.80)             --           (0.80)
  12/31/2000                 11.54         0.83                0.01         0.84            (0.84)             --           (0.84)
  12/31/1999                 12.38         0.85               (0.86)       (0.01)           (0.82)          (0.01)          (0.83)
  12/31/1998                 12.41         0.84                0.15         0.99            (0.84)          (0.18)          (1.02)

GOVERNMENT SECURITIES
 FUND
    CLASS A
  09/30/2003(f)         $    12.12   $     0.26(c)   $         0.06   $     0.32   $        (0.35)  $          --      $    (0.35)
  12/31/2002                 11.18         0.45(c)             1.01         1.46            (0.52)             --           (0.52)
  12/31/2001(d)              11.18         0.50                0.05         0.55            (0.55)             --           (0.55)
  12/31/2000                 10.47         0.62                0.69         1.31            (0.60)             --           (0.60)
  12/31/1999                 11.90         0.67               (1.42)       (0.75)           (0.68)             --           (0.68)
  12/31/1998                 11.56         0.68                0.33         1.01            (0.67)             --           (0.67)

    CLASS B
  09/30/2003(f)              12.12         0.20(c)             0.07         0.27            (0.29)             --           (0.29)
  12/31/2002                 11.17         0.36(c)             1.02         1.38            (0.43)             --           (0.43)
  12/31/2001(d)              11.18         0.42                0.03         0.45            (0.46)             --           (0.46)
  12/31/2000                 10.47         0.54                0.69         1.23            (0.52)             --           (0.52)
  12/31/1999                 11.90         0.59               (1.42)       (0.83)           (0.60)             --           (0.60)
  12/31/1998                 11.56         0.58                0.34         0.92            (0.58)             --           (0.58)

                                                                  RATIOS TO AVERAGE
                                                                     NET ASSETS:
                                                                ---------------------
                        NET ASSET                 NET ASSETS,                  NET
                          VALUE,      TOTAL         END OF                 INVESTMENT   PORTFOLIO
                          END OF     RETURN       THE PERIOD    EXPENSES     INCOME      TURNOVER
                        THE PERIOD   (%)(a)          (000)       (%)(b)      (%)(b)      RATE (%)
                        ----------   -------      -----------   --------   ----------   ---------
CORE PLUS BOND FUND
    CLASS A
  09/30/2003(f)         $    11.63       6.4      $   133,887       1.28         4.31          61
  12/31/2002                 11.28       2.8          147,647       1.18         5.65          65
  12/31/2001(d)              11.59       7.2          173,836       1.09         6.26          84
  12/31/2000                 11.52       7.4          174,969       1.04         7.03          83
  12/31/1999                 11.51      (0.3)         213,769       0.97         6.87          63
  12/31/1998                 12.36       8.0          221,799       1.01         6.44          65

    CLASS B
  09/30/2003(f)              11.62       5.8          161,317       2.03         3.55          61
  12/31/2002                 11.28       2.1          141,188       1.93         4.90          65
  12/31/2001(d)              11.59       6.5          127,520       1.84         5.49          84
  12/31/2000                 11.51       6.5          100,353       1.79         6.28          83
  12/31/1999                 11.51      (1.1)          89,213       1.72         6.12          63
  12/31/1998                 12.36       7.2           64,240       1.76         5.69          65

    CLASS C
  09/30/2003(f)              11.63       5.8            7,612       2.03         3.55          61
  12/31/2002                 11.29       2.1            9,024       1.93         4.90          65
  12/31/2001(d)              11.60       6.5           11,470       1.84         5.52          84
  12/31/2000                 11.52       6.5           12,541       1.79         6.28          83
  12/31/1999                 11.52      (1.1)          14,872       1.72         6.12          63
  12/31/1998                 12.37       7.2            8,969       1.76         5.69          65

    CLASS Y
  09/30/2003(f)              11.69       6.9           17,889       0.73         4.85          61
  12/31/2002                 11.33       3.5           18,346       0.67         6.15          65
  12/31/2001(d)              11.63       7.8           17,351       0.67         6.68          84
  12/31/2000                 11.54       7.6           14,013       0.67         7.40          83
  12/31/1999                 11.54      (0.0)(e)       10,320       0.72         7.12          63
  12/31/1998                 12.38       8.2            9,289       0.76         6.69          65

GOVERNMENT SECURITIES
  FUND
    CLASS A
  09/30/2003(f)         $    12.09       2.7      $    68,882       1.33         3.03          41
  12/31/2002                 12.12      13.4           76,338       1.25         3.90          52
  12/31/2001(d)              11.18       4.9           70,551       1.39         4.46         317
  12/31/2000                 11.18      12.9           70,909       1.41         5.69         622
  12/31/1999                 10.47      (6.4)          84,904       1.36         6.00         313
  12/31/1998                 11.90       9.0          103,032       1.38         5.80         106

    CLASS B
  09/30/2003(f)              12.10       2.2           15,101       2.08         2.29          41
  12/31/2002                 12.12      12.6           16,878       2.00         3.15          52
  12/31/2001(d)              11.17       4.1           13,249       2.14         3.71         317
  12/31/2000                 11.18      12.1           10,343       2.16         4.94         622
  12/31/1999                 10.47      (7.1)           9,430       2.11         5.25         313
  12/31/1998                 11.90       8.2            9,657       2.13         5.05         106

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Per share net investment income has been calculated using the average shares outstanding during the period.
(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Core Plus Bond Fund was to decrease net investment income per share by $.01 for Class A, $.02 for Class B and $.01 for Class C share and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B, 5.59% to 5.52% for Class C and 6.75% to 6.68%
     for Class Y. For Government Securities Fund, the effect of this change was to decrease net investment income per share by $0.05 for Class A and $0.04 for Class B and to decrease the ratio of net investment income to average net assets from 4.85% to 4.46% for Class A and 4.10% to 3.71% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(e)  Amount is less than one tenth of one percent.
(f)  For the nine months ended September 30, 2003.

                 See accompanying notes to financial statements.

For a share outstanding throughout each period

                                           INCOME (LOSS) FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                           -----------------------------------------  --------------------------------------------
                               NET ASSET
                                 VALUE,                    NET REALIZED                 DIVIDENDS     DISTRIBUTIONS
                               BEGINNING       NET        AND UNREALIZED  TOTAL FROM       FROM         FROM NET
                                   OF      INVESTMENT     GAIN (LOSS) ON  INVESTMENT  NET INVESTMENT    REALIZED         TOTAL
                               THE PERIOD    INCOME        INVESTMENTS    OPERATIONS      INCOME      CAPITAL GAINS  DISTRIBUTIONS
                               ----------  ----------     --------------  ----------  --------------  -------------  -------------
GOVERNMENT SECURITIES FUND
 (continued)
    CLASS Y
  09/30/2003(e)                $    12.11  $     0.31(c)  $         0.04  $     0.35  $        (0.39) $          --  $       (0.39)
  12/31/2002                        11.17        0.49(c)            1.00        1.49           (0.55)            --          (0.55)
  12/31/2001(d)                     11.17        0.55               0.04        0.59           (0.59)            --          (0.59)
  12/31/2000                        10.44        0.65               0.71        1.36           (0.63)            --          (0.63)
  12/31/1999                        11.88        0.70              (1.43)      (0.73)          (0.71)            --          (0.71)
  12/31/1998                        11.54        0.72               0.32        1.04           (0.70)            --          (0.70)

HIGH INCOME FUND*
    CLASS A
  09/30/2003(e)                $     4.12  $     0.25(c)  $         0.53  $     0.78  $        (0.25) $          --  $       (0.25)
  12/31/2002                         4.94        0.39(c)           (0.82)      (0.43)          (0.39)            --          (0.39)
  12/31/2001(d)                      6.21        0.66              (1.25)      (0.59)          (0.68)            --          (0.68)
  12/31/2000                         8.30        0.86              (2.11)      (1.25)          (0.84)            --          (0.84)
  12/31/1999                         8.86        0.89              (0.54)       0.35           (0.91)            --          (0.91)
  12/31/1998                         9.94        0.92              (1.08)      (0.16)          (0.92)            --          (0.92)

    CLASS B
  09/30/2003(e)                      4.12        0.23(c)            0.53        0.76           (0.23)            --          (0.23)
  12/31/2002                         4.95        0.36(c)           (0.83)      (0.47)          (0.36)            --          (0.36)
  12/31/2001(d)                      6.22        0.62              (1.26)      (0.64)          (0.63)            --          (0.63)
  12/31/2000                         8.30        0.81              (2.11)      (1.30)          (0.78)            --          (0.78)
  12/31/1999                         8.85        0.82              (0.53)       0.29           (0.84)            --          (0.84)
  12/31/1998                         9.93        0.85              (1.08)      (0.23)          (0.85)            --          (0.85)

    CLASS C
  09/30/2003(e)                      4.12        0.23(c)            0.53        0.76           (0.23)            --          (0.23)
  12/31/2002                         4.94        0.36(c)           (0.82)      (0.46)          (0.36)            --          (0.36)
  12/31/2001(d)                      6.22        0.61              (1.26)      (0.65)          (0.63)            --          (0.63)
  12/31/2000                         8.30        0.81              (2.11)      (1.30)          (0.78)            --          (0.78)
  12/31/1999                         8.85        0.82              (0.53)       0.29           (0.84)            --          (0.84)
  12/31/1998(f)                      9.96        0.69              (1.08)      (0.39)          (0.72)            --          (0.72)

LIMITED TERM U.S. GOVERNMENT
 FUND**
    CLASS A
  09/30/2003(e)                $    11.73  $     0.21(c)  $        (0.07) $     0.14  $        (0.36) $          --  $       (0.36)
  12/31/2002                        11.36        0.42(c)            0.49        0.91           (0.54)            --          (0.54)
  12/31/2001(d)                     11.16        0.51               0.25        0.76           (0.56)            --          (0.56)
  12/31/2000                        10.97        0.69               0.20        0.89           (0.70)            --          (0.70)
  12/31/1999                        11.70        0.66              (0.74)      (0.08)          (0.65)            --          (0.65)
  12/31/1998                        11.64        0.67               0.06        0.73           (0.67)            --          (0.67)

                                                                                  RATIOS TO AVERAGE NET
                                                                                         ASSETS:
                                                                                  ---------------------
                                              NET ASSET             NET ASSETS,                  NET
                                               VALUE,      TOTAL      END OF                 INVESTMENT   PORTFOLIO
                                               END OF     RETURN    THE PERIOD    EXPENSES     INCOME      TURNOVER
                                             THE PERIOD   (%)(a)       (000)       (%)(b)      (%)(b)     RATE (%)
                                             ----------   -------   -----------   --------   ----------   ---------
GOVERNMENT SECURITIES FUND (continued)
    CLASS Y
  09/30/2003(e)                              $    12.07       2.9   $     2,936       0.96         3.40          41
  12/31/2002                                      12.11      13.7         6,822       0.87         4.28          52
  12/31/2001(d)                                   11.17       5.3         4,821       1.00         4.85         317
  12/31/2000                                      11.17      13.5         4,593       1.01         6.09         622
  12/31/1999                                      10.44      (6.3)        2,754       1.11         6.25         313
  12/31/1998                                      11.88       9.3         3,404       1.13         6.05         106

HIGH INCOME FUND*
    CLASS A
  09/30/2003(e)                              $     4.65      19.5   $    23,809       1.71         7.62          41
  12/31/2002                                       4.12      (8.9)       22,454       1.58         8.85         114
  12/31/2001(d)                                    4.94     (10.7)       33,471       1.47        11.31          65
  12/31/2000                                       6.21     (16.1)       46,960       1.36        11.47          60
  12/31/1999                                       8.30       4.0        74,589       1.28        10.22          89
  12/31/1998                                       8.86      (1.8)       73,023       1.32         9.81          75

    CLASS B
  09/30/2003(e)                                    4.65      18.8        23,405       2.46         6.89          41
  12/31/2002                                       4.12      (9.7)       23,031       2.33         8.10         114
  12/31/2001(d)                                    4.95     (11.3)       34,713       2.22        10.56          65
  12/31/2000                                       6.22     (16.6)       47,793       2.11        10.72          60
  12/31/1999                                       8.30       3.3        70,218       2.03         9.47          89
  12/31/1998                                       8.85      (2.5)       60,322       2.07         9.06          75

    CLASS C
  09/30/2003(e)                                    4.65      18.8         2,858       2.46         6.89          41
  12/31/2002                                       4.12      (9.5)        2,605       2.33         8.10         114
  12/31/2001(d)                                    4.94     (11.5)        4,153       2.22        10.54          65
  12/31/2000                                       6.22     (16.6)        5,369       2.11        10.72          60
  12/31/1999                                       8.30       3.3         9,138       2.03         9.47          89
  12/31/1998(f)                                    8.85      (4.1)        7,732       2.07         9.06          75

LIMITED TERM U.S. GOVERNMENT FUND**
    CLASS A
  09/30/2003(e)                              $    11.51       1.2   $   117,225       1.37         2.41          53
  12/31/2002                                      11.73       8.2       106,013       1.35         3.66          88
  12/31/2001(d)                                   11.36       6.9       109,189       1.42         4.52         275
  12/31/2000                                      11.16       8.3       118,833       1.40         6.18         384
  12/31/1999                                      10.97      (0.7)      149,756       1.33         5.91         400
  12/31/1998                                      11.70       6.5       194,032       1.31         5.81       1,376

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Per share net investment income has been calculated using the average shares outstanding during the period.
(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Government Securities Fund was to decrease net investment income per share by $0.04 for Class Y and to decrease the ratio of net investment income to average net assets from 5.24% to 4.85% for Class Y. The effect of this change for the year ended December 31, 2001 for the High Income Fund was to decrease net investment income per share by $.01 for Class A, Class B and Class C and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A, 10.64% to 10.56% for Class B and 10.63% to 10.54% for
     Class C. For Limited Term U.S. Government Fund, the effect of this change was to decrease net investment income per share by $0.04 for Class A and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(e)  For the nine months ended September 30, 2003.
(f)  For the period March 2, 1998 (inception) to December 31, 1998.
* The financial information for the periods shown reflects the financial information for the CDC Nvest High Income Fund's Class A, Class B and Class C shares, which were reorganized into Class A, Class B and Class C shares, respectively, of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.
** The financial information for the periods shown reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class A shares, which were reorganized into Class A shares of the Loomis Sayles Limited Term U.S. Government Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

                 See accompanying notes to financial statements.

For a share outstanding throughout each period

                                       INCOME (LOSS) FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                       -----------------------------------------  --------------------------------------------
                           NET ASSET
                             VALUE,                    NET REALIZED                  DIVIDENDS    DISTRIBUTIONS
                           BEGINNING      NET         AND UNREALIZED  TOTAL FROM       FROM          FROM NET
                               OF      INVESTMENT     GAIN (LOSS) ON  INVESTMENT  NET INVESTMENT     REALIZED        TOTAL
                           THE PERIOD    INCOME        INVESTMENTS    OPERATIONS       INCOME     CAPITAL GAINS  DISTRIBUTIONS
                          -----------  ----------     --------------  ----------  --------------  -------------  -------------
LIMITED TERM U.S.
 GOVERNMENT FUND
 *(continued)
    CLASS B
  09/30/2003(d)           $     11.71  $     0.15(b)  $        (0.06) $     0.09  $        (0.31) $          --  $       (0.31)
  12/31/2002                    11.34        0.35(b)            0.48        0.83           (0.46)            --          (0.46)
  12/31/2001(c)                 11.14        0.44               0.24        0.68           (0.48)            --          (0.48)
  12/31/2000                    10.95        0.62               0.20        0.82           (0.63)            --          (0.63)
  12/31/1999                    11.69        0.59              (0.75)      (0.16)          (0.58)            --          (0.58)
  12/31/1998                    11.62        0.60               0.07        0.67           (0.60)            --          (0.60)

    CLASS C
  09/30/2003(d)                 11.72        0.15(b)           (0.06)       0.09           (0.31)            --          (0.31)
  12/31/2002                    11.35        0.35(b)            0.48        0.83           (0.46)            --          (0.46)
  12/31/2001(c)                 11.15        0.44               0.24        0.68           (0.48)            --          (0.48)
  12/31/2000                    10.96        0.62               0.20        0.82           (0.63)            --          (0.63)
  12/31/1999                    11.70        0.59              (0.75)      (0.16)          (0.58)            --          (0.58)
  12/31/1998                    11.63        0.60               0.07        0.67           (0.60)            --          (0.60)

    CLASS Y
  09/30/2003(d)                 11.78        0.25(b)           (0.08)       0.17           (0.40)            --          (0.40)
  12/31/2002                    11.41        0.48(b)            0.48        0.96           (0.59)            --          (0.59)
  12/31/01(c)                   11.20        0.56               0.26        0.82           (0.61)            --          (0.61)
  12/31/2000                    11.00        0.75               0.19        0.94           (0.74)            --          (0.74)
  12/31/1999                    11.73        0.70              (0.74)      (0.04)          (0.69)            --          (0.69)
  12/31/1998                    11.66        0.72               0.06        0.78           (0.71)            --          (0.71)

STRATEGIC INCOME FUND**
  CLASS A
  09/30/2003(d)           $     10.72  $     0.57(b)  $         1.93  $     2.50  $        (0.65) $          --  $       (0.65)
  12/31/2002                     9.88        0.75(b)            0.72        1.47           (0.63)            --          (0.63)
  12/31/2001(c)                 10.80        0.91(b)           (0.92)      (0.01)          (0.91)            --          (0.91)
  12/31/2000                    11.65        0.99(b)           (0.91)       0.08           (0.93)            --          (0.93)
  12/31/1999                    11.37        1.03               0.31        1.34           (1.02)         (0.04)         (1.06)
  12/31/1998                    13.42        1.05              (1.30)      (0.25)          (1.05)         (0.75)         (1.80)

  CLASS B
  09/30/2003(d)                 10.71        0.51(b)            1.92        2.43           (0.55)            --          (0.55)
  12/31/2002                     9.88        0.67(b)            0.73        1.40           (0.57)            --          (0.57)
  12/31/2001(c)                 10.79        0.83(b)           (0.90)      (0.07)          (0.84)            --          (0.84)
  12/31/2000                    11.65        0.90(b)           (0.91)      (0.01)          (0.85)            --          (0.85)
  12/31/1999                    11.37        0.94               0.31        1.25           (0.93)         (0.04)         (0.97)
  12/31/1998                    13.42        0.95              (1.30)      (0.35)          (0.95)         (0.75)         (1.70)

                                                                        RATIOS TO AVERAGE
                                                                           NET ASSETS:
                                                                      ---------------------
                                NET ASSET               NET ASSETS,                 NET
                                  VALUE,      TOTAL       END OF                 INVESTMENT   PORTFOLIO
                                  END OF      RETURN    THE PERIOD    EXPENSES     INCOME     TURNOVER
                                THE PERIOD    (%)(a)       (000)       (%)(e)      (%)(e)     RATE (%)
                                ----------   -------   ------------   --------   ----------   ---------
LIMITED TERM U.S. GOVERNMENT
 FUND *(continued)
    CLASS B
  09/30/2003(d)                 $    11.49       0.7   $     14,637       2.02         1.77          53
  12/31/2002                         11.71       7.5         16,263       2.00         3.01          88
  12/31/2001(c)                      11.34       6.2         14,317       2.07         3.85         275
  12/31/2000                         11.14       7.7         11,884       2.05         5.53         384
  12/31/1999                         10.95      (1.4)        14,601       1.98         5.26         400
  12/31/1998                         11.69       5.9         18,116       1.96         5.16       1,376

    CLASS C
  09/30/2003(d)                      11.50       0.7          8,704       2.02         1.77          53
  12/31/2002                         11.72       7.5          8,079       2.00         3.01          88
  12/31/2001(c)                      11.35       6.2          5,851       2.07         3.89         275
  12/31/2000                         11.15       7.7          6,617       2.05         5.53         384
  12/31/1999                         10.96      (1.4)         9,054       1.98         5.26         400
  12/31/1998                         11.70       5.9         13,962       1.96         5.16       1,376

    CLASS Y
  09/30/2003(d)                      11.55       1.5          6,886       0.93         2.87          53
  12/31/2002                         11.78       8.6          8,529       0.88         4.14          88
  12/31/01(c)                        11.41       7.4          3,441       0.95         4.98         275
  12/31/2000                         11.20       8.8          3,254       0.95         6.63         384
  12/31/1999                         11.00      (0.3)         7,086       0.98         6.26         400
  12/31/1998                         11.73       6.9          8,345       0.96         6.16       1,351

STRATEGIC INCOME FUND**
  CLASS A
  09/30/2003(d)                 $    12.57      23.7   $    140,576       1.28         6.49          27
  12/31/2002                         10.72      15.5         92,303       1.33         7.38          30
  12/31/2001(c)                       9.88      (0.1)        94,156       1.31         8.77          10
  12/31/2000                         10.80       0.7        116,986       1.24         8.73          13
  12/31/1999                         11.65      12.2        124,869       1.21         9.09          19
  12/31/1998                         11.37      (1.7)       127,306       1.19         8.33          33

  CLASS B
  09/30/2003(d)                      12.59      23.0        118,217       2.03         5.73          27
  12/31/2002                         10.71      14.6         98,501       2.08         6.63          30
  12/31/2001(c)                       9.88      (0.8)       102,159       2.06         8.02          10
  12/31/2000                         10.79      (0.2)       120,200       1.99         7.98          13
  12/31/1999                         11.65      11.3        127,723       1.96         8.34          19
  12/31/1998                         11.37      (2.5)       134,049       1.94         7.58          33

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b) Per share net investment income has been calculated using the average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Limited Term U.S. Government Fund was to decrease net investment income per share by $.04 for Class B, Class C and Class Y and to decrease the ratio of net investment income to average net assets from 4.22% to 3.85% for Class B, 4.25% to 3.89% for Class C and 5.34% to 4.98% for Class Y. For Strategic Income Fund, there was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A and 8.03% to 8.02% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(d)  For the nine months ended September 30, 2003.
(e)  Computed on an annualized basis for periods less than one year.
* The financial information for the periods shown reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class B, Class C and Class Y shares, which were reorganized into Class B, Class C and Class Y shares, respectively, of the Loomis Sayles Limited Term U.S. Government Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.
** The financial information for the periods shown reflects the financial information for CDC Nvest Strategic Income Fund's Class A and Class B shares, which were reorganized into Class A and Class B shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

                 See accompanying notes to financial statements.

For a share outstanding throughout each period

                                    INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                   ------------------------------------------   ----------------------------------------------
                       NET ASSET
                        VALUE,                     NET REALIZED                    DIVIDENDS     DISTRIBUTIONS
                       BEGINNING       NET        AND UNREALIZED   TOTAL FROM        FROM          FROM NET
                          OF       INVESTMENT     GAIN (LOSS) ON   INVESTMENT   NET INVESTMENT     REALIZED          TOTAL
                      THE PERIOD     INCOME         INVESTMENTS    OPERATIONS       INCOME       CAPITAL GAINS   DISTRIBUTIONS
                      ----------   ----------     --------------   ----------   --------------   -------------   -------------
STRATEGIC INCOME
 FUND* (continued)
    CLASS C
  09/30/2003(e)       $    10.70   $     0.50(b)  $         1.93   $     2.43   $        (0.55)  $          --   $       (0.55)
  12/31/2002                9.87         0.67(b)            0.73         1.40            (0.57)             --           (0.57)
  12/31/2001(c)            10.78         0.83(b)           (0.91)       (0.08)           (0.83)             --           (0.83)
  12/31/2000               11.64         0.90(b)           (0.91)       (0.01)           (0.85)             --           (0.85)
  12/31/1999               11.36         0.94               0.31         1.25            (0.93)          (0.04)          (0.97)
  12/31/1998               13.41         0.95              (1.30)       (0.35)           (0.95)          (0.75)          (1.70)

    CLASS Y
  09/30/2003(e)            10.74         0.60(b)            1.93         2.53            (0.69)             --           (0.69)
  12/31/2002                9.90         0.80(b)            0.71         1.51            (0.67)             --           (0.67)
  12/31/2001(c)            10.81         0.94(b)           (0.92)        0.02            (0.93)             --           (0.93)
  12/31/2000               11.65         0.96(b)           (0.84)        0.12            (0.96)             --           (0.96)
  12/31/1999(f)            11.45         0.86              (0.56)        0.30            (0.10)             --           (0.10)

                                                                 RATIOS TO AVERAGE NET
                                                                        ASSETS:
                                                              --------------------------------------
                         NET ASSET             NET ASSETS,
                           VALUE,      TOTAL     END OF                   NET INVESTMENT   PORTFOLIO
                           END OF     RETURN   THE PERIOD      EXPENSES       INCOME       TURNOVER
                         THE PERIOD   (%) (a)     (000)        (%) (g)        (%) (g)       RATE (%)
                         ---------- ---------- ------------   ----------  --------------   ---------
STRATEGIC INCOME FUND*
 (continued)
    CLASS C
  09/30/2003(e)          $    12.58     23.0   $    66,394         2.03             5.73          27
  12/31/2002                  10.70     14.7        27,727         2.08             6.63          30
  12/31/2001(c)                9.87     (0.8)       28,925         2.06             8.02          10
  12/31/2000                  10.78     (0.2)       37,208         1.99             7.98          13
  12/31/1999                  11.64     11.3        40,265         1.96             8.34          19
  12/31/1998                  11.36     (2.5)       45,457         1.94             7.58          33

    CLASS Y
  09/30/2003(e)               12.58     24.0         2,193         0.97             6.83          27
  12/31/2002                  10.74     15.9         1,039         0.94             7.77          30
  12/31/2001(c)                9.90      0.3           445         0.93             9.10          10
  12/31/2000                  10.81      1.0           335         0.90             9.07          13
  12/31/1999(f)               11.65      2.7            --(d)      0.96             9.34          19

(a) A contingent deferred sales charge for Class C shares is not reflected in total return calculations. Periods less than one year are not annualized.
(b) Per share net investment income has been calculated using the average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 8.04% to 8.02% for Class C. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(d)  Amount is less than $500.
(e)  For the nine months ended September 30, 2003.
(f)  For the period December 1, 1999 (inception) through December 31, 1999.
(g)  Computed on an annualized basis for periods less than one year.
* The financial information for the periods shown reflects the financial information for CDC Nvest Strategic Income Fund's Class C and Class Y shares, which were reorganized into Class C and Class Y shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

                 See accompanying notes to financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS

                          NOTES TO FINANCIAL STATEMENTS

For the Period Ended September 30, 2003

1. Organization. CDC Nvest Funds Trust I and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to certain taxable fixed income funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports. The following table provides a list of the Funds included in this report.

CDC Nvest Funds Trust I:
Loomis Sayles Core Plus Bond Fund (the "Core Plus Bond Fund"), formerly CDC Nvest Bond Income Fund
Loomis Sayles Government Securities Fund (the "Government Securities Fund"), formerly CDC Nvest Government Securities Fund

Loomis Sayles Funds II:
Loomis Sayles High Income Fund (the "High Income Fund"), formerly CDC Nvest High Income Fund
Loomis Sayles Limited Term U.S. Government Fund (the "Limited Term U.S. Government Fund"), formerly CDC Nvest Limited Term U.S. Government Fund
Loomis Sayles Strategic Income Fund (the "Strategic Income Fund"), formerly CDC Nvest Strategic Income Fund

In June, 2003, the Board of Trustees of the CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trusts III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust and CDC Nvest Companies Trust I (the "CDC Nvest Funds Trusts") approved new Trustees for the Trusts in connection with the integration of the CDC Nvest Funds Trusts with Loomis Sayles Funds I and Loomis Sayles Funds II (the "Loomis Sayles Funds Trusts"). This approval resulted in a combined Board of Trustees for the CDC Funds Trusts and Loomis Sayles Fund Trusts.

After the close of business on September 12, 2003, CDC Nvest High Income Fund was reorganized into High Income Fund, a newly established series of Loomis Sayles Funds II, pursuant to a plan of reorganization approved by its shareholders on August 28, 2003. The financial statements of High Income Fund reflect the historical results of CDC Nvest High Income Fund.

After the close of business on September 12, 2003, CDC Nvest Limited Term U.S. Government Fund was reorganized into Limited Term U.S. Government Fund, a newly established series of Loomis Sayles Funds II, pursuant to a plan of reorganization approved by its shareholders on August 28, 2003. The financial statements of Limited Term U.S. Government Fund reflect the historical results of CDC Nvest Limited Term U.S. Government Fund.

After the close of business on September 12, 2003, CDC Nvest Strategic Income Fund was reorganized into Strategic Income Fund, a newly established series of Loomis Sayles Funds II, pursuant to a plan of reorganization approved by its shareholders on August 28, 2003. The financial statements of Strategic Income Fund reflect the historical results of CDC Nvest Strategic Income Fund.

Core Plus Bond Fund, Limited Term U.S. Government Fund and Strategic Income Fund each offer Class A, Class B, Class C and Class Y shares. Government Securities Fund offers Class A, Class B and Class Y shares. High Income Fund offers Class A, Class B, and Class C shares. Class A shares of all Funds except Limited Term U.S. Government Fund are sold with a maximum front end sales charge of 4.50%. Class A shares of Limited Term U.S. Government Fund are sold with a maximum front end sales charge of 3.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which can not be directly attributed are apportioned based on the relative net assets of each of the Funds in the Trusts.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

For the Period Ended September 30, 2003

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service determines valuations for normal, institutional size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Effective April 14, 2003, securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ National Market, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser, under the supervision of the Fund's Trustees.

Certain securities held by Strategic Income Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

d. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

e. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, capital loss carry-forwards, paydowns on mortgage-backed securities and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

f. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Each Fund's investment adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

g. Other. Each Fund changed its fiscal year end from December 31st to September 30th.

For the Period Ended September 30, 2003

3. Purchases and Sales of Securities. For the period ended September 30, 2003, purchases and sales of securities (excluding short-term investments) were as follows:

                                        U.S. Government/Agency            Other Securities
                                     ----------------------------    --------------------------
  Fund                                 Purchases        Sales          Purchases       Sales
---------------------------------    -------------  -------------    ------------  ------------
Core Plus Bond Fund                  $ 126,331,802  $ 127,126,583    $ 60,888,133  $ 69,945,307
Government Securities Fund              38,502,597     51,466,318              --            --
High Income Fund                                --             --      19,658,335    24,693,559
Limited Term U.S. Government Fund       88,021,756     76,250,886              --            --
Strategic Income Fund                    2,697,700      2,832,673     122,522,809    66,843,698

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis Sayles & Company, L.P. ("Loomis Sayles") serves as the investment adviser to each of the Funds. Prior to September 1, 2003, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") served as each Fund's investment adviser and Loomis Sayles served as each Fund's subadviser. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                              Percentage of Average Daily Net Assets
                                     ----------------------------------------------------------
                                         First           Next            Next          Next
  Fund                               $100 million    $100 million    $300 million  $500 million
---------------------------------    ------------    ------------    ------------  ------------
Core Plus Bond Fund                      0.250%          0.188%          0.188%        0.188%
Government Securities Fund               0.275%          0.275%          0.263%        0.250%
High Income Fund                         0.700%          0.700%          0.650%        0.650%
Limited Term U.S. Government Fund        0.570%          0.570%          0.545%        0.520%
Strategic Income Fund                    0.650%          0.650%          0.600%        0.600%

Prior to September 1, 2003, for Core Plus Bond Fund and Government Securities Fund, the management fee was 0.500% and 0.550% of the first $100 million of average daily net assets, 0.375% and 0.550% of average daily net assets of the next $100 million, 0.375% and 0.525% of average daily net assets of the next $300 million and 0.375% and 0.500% of average daily net assets of the next $500 million, respectively.

For the period ended September 30, 2003, the management fees for each Fund were as follows:

                                        Gross       Percentage of
                                      Management       Average
  Fund                                   Fee       Daily Net Assets*
---------------------------------    -----------   -----------------
Core Plus Bond Fund                  $   941,859        0.391%
Government Securities Fund               374,861        0.523%
High Income Fund                         260,331        0.700%
Limited Term U.S. Government Fund        628,035        0.570%
Strategic Income Fund                  1,282,724        0.637%
*Annualized

CDC IXIS Advisers serves as the advisory administrator to Core Plus Bond Fund and Government Securities Fund. Under the terms of the advisory administration agreements, effective September 1, 2003, each Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly based on each Fund's average daily net assets. Prior to September 1, 2003, these services were included in the management fee arrangements:

                                                Percentage of Average Daily Net Assets
                                     ------------------------------------------------------------
                                         First           Next            Next            Next
  Fund                                $100million    $100 million    $300 million    $500 million
---------------------------------    ------------    ------------    ------------    ------------
Core Plus Bond Fund                     0.2500%         0.1875%         0.1875%         0.1875%
Government Securities Fund              0.2750%         0.2750%         0.2625%         0.2500%

For the period ended September 30, 2003, Core Plus Bond Fund and Government Securities Fund paid $53,887 (0.022% of average daily net assets) and $19,419 (0.027% of average daily net assets), respectively. Management and advisory administration fees are combined in the statement of operations as management fees.

Loomis Sayles and CDC IXIS Advisers are wholly-owned subsidiaries of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). Certain officers and directors of Loomis Sayles and CDC IXIS Advisers are also Trustees of the Funds.

For the Period Ended September 30, 2003

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Funds and has subcontracted with Investors Bank & Trust Company ("IBT"), to serve as sub-administrator. Pursuant to an agreement between the Trusts, CDC Nvest Funds Trust II, CDC Nvest Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS, each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

               (1)  Percentage of Eligible Average Daily Net Assets

                       First        Next         Over
                    $5 billion   $5 billion   $10 billion
                    ----------   ----------   -----------
                      0.060%       0.050%        0.045%

               or

               (2) Each Fund's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $3.4 million.

For the period ended September 30, 2003, fees paid to CIS for accounting and administrative expense were as follows:

                                       Accounting
                                          And
  Fund                               Administrative
---------------------------------    --------------
Core Plus Bond Fund                  $      195,955
Government Securities Fund                   58,828
High Income Fund                             30,130
Limited Term U.S. Government Fund            89,774
Strategic Income Fund                       162,160

Effective October 1, 2003, each fund pays it's pro rata portion of the accounting and administrative fee allocated based on the combined assets of the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts. The rates as a percentage of average daily net assets changed to 0.0675% on the first $5 billion in average daily net assets, 0.0625% on the next $5 billion in average daily net assets and 0.0500% on average daily net assets over $10 billion. The annual aggregate minimum fee changed to $5 million.

c. Transfer Agent Fees. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Classes A, B and C pay service fees monthly representing the higher amount based on the following calculations:

               (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets for Class A, Class B and Class C of accounts in load bond funds. Load bond funds consist of all bond funds in the CDC Nvest Funds Trusts, Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles Municipal Income Fund and Loomis Sayles Investment Grade Bond Fund.

                        First           Next             Over
                    $1.2 billion   Next $5 billion   $6.2 billion
                    ------------   ---------------   ------------
                        0.142%         0.135%           0.130%

                    Class A, Class B and Class C shares are subject to a monthly class minimum of $1,500.

                    or

               (2) An allocated portion, based on eligible assets for the period September 15, 2003 through December 31, 2003, of an aggregate minimum fee of $382,986 (for the period January 1 through June 30, the annual aggregate minimum fee was $1.5 million. The annual aggregate minimum fee was reduced to $1.3 million on July 1).

Class Y pays service fees monthly at the higher amount based on an annual rate of 0.026% of average daily net assets or the minimum annual aggregate fee for all retail no load bond funds and load bond funds Class Y of $0.6 million. No load bond funds consist of Loomis Sayles Bond Fund and Loomis Sayles Global Bond Fund. Class Y is subject to a monthly class minimum of $1,250. Prior to September 15, 2003, Class Y paid service fees monthly at an annual rate of 0.10% of average daily net assets.

In addition, pursuant to other servicing agreements, each class pays service fees to other firms that provide similar services for their own shareholder accounts.

For the Period Ended September 30, 2003

CIS and BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the period ended September 30, 2003, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                     Transfer
  Fund                               Agent Fee
---------------------------------    ---------
Core Plus Bond Fund                  $ 250,569
Government Securities Fund             101,082
High Income Fund                        61,539
Limited Term U.S. Government Fund      156,896
Strategic Income Fund                  273,373

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS North America), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. Also under the Class A Plan, Limited Term U.S. Government Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares as reimbursement for expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of the Fund's Class A shares.

Under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the period ended September 30, 2003, the Funds paid the following service and distribution fees:

                                              Service Fee                  Distribution Fee
                                    ------------------------------  --------------------------------
                                     Class A    Class B   Class C   Class A     Class B     Class C
                                    ---------  ---------  --------  --------   ---------   ---------
Core Plus Bond Fund                 $ 263,615  $ 286,860  $ 15,521  $     --   $ 860,579   $  46,562
Government Securities Fund            139,173     32,287        --        --      96,862          --
High Income Fund                       44,308     43,663     5,005        --     130,987      15,015
Limited Term U.S. Government Fund     215,095     29,788    16,407    86,039      89,362      49,219
Strategic Income Fund                 212,541    206,455    81,356        --     619,363     244,069

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the period ended September 30, 2003 were as follows:

  Fund
---------------------------------
Core Plus Bond Fund                 $ 373,167
Government Securities Fund            128,108
High Income Fund                       74,832
Limited Term U.S. Government Fund     172,226
Strategic Income Fund                 886,933

For the Period Ended September 30, 2003

e. Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each other Trustee, who is a trustee of the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts, receives a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $7,000 while each committee chairman receives a retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional committee and board meeting, in excess of four meetings per year, at the rate of $1,750 and $4,500, respectively. Trustees who are trustees of the Loomis Sayles Funds Trusts but not the CDC Nvest Funds Trusts receive meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended and receive a retainer fee at the annual rate of $20,000. These fees are allocated to the various CDC Nvest Funds and Loomis Sayles Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other CDC Nvest Funds or Loomis Sayles Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

f. Publishing Services. CIS performs certain desktop publishing services for the Funds. Fees for these services are presented in the statements of operations as shareholder reporting. For the period ended September 30, 2003, amounts paid to CIS as compensation for these services were as follows:

                                    Publishing
                                     Services
  Fund                                 Fees
---------------------------------   ----------
Core Plus Bond Fund                 $    1,090
Government Securities Fund                 554
High Income Fund                           554
Limited Term U.S. Government Fund          554
Strategic Income Fund                      554

5. Line of Credit. High Income Fund and Strategic Income Fund, along with certain other portfolios participate in a $50,000,000 committed line of credit provided by IBT under a credit agreement (the "Agreement") dated April 30, 2002. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.10% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended September 30, 2003.

6. Security Lending. The Funds have each entered into an agreement with IBT, as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2003, is as follows:

                                      Market Value of     Value of Collateral
  Fund                              Securities on Loan         Received
---------------------------------   ------------------    -------------------
Core Plus Bond Fund                 $       17,212,641    $        17,642,007
Government Securities Fund                  12,686,082             12,975,600
High Income Fund                             6,371,517              6,523,010
Limited Term U.S. Government Fund           17,081,348             17,450,346
Strategic Income Fund                       21,023,091             21,469,470

For the Period Ended September 30, 2003

7. Contingent Expense Obligation. Effective June 1, 2003, the adviser has given a binding undertaking to Strategic Income Fund to defer its management fee and, if necessary, bear certain expenses associated with the Fund to limit its operating expenses. For the period ended September 30, 2003, $69,643 of class level expenses have been reimbursed. This limitation is in effect until April 30, 2004 and will be reevaluated on an annual basis.

If in the year following a deferral or reimbursement of expenses the actual operating expenses of the Fund are less than its expense limit, the Fund is required to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At September 30, 2003, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

                                   Expense Limit as a Percentage
                                    of Average Daily Net Assets           Expenses Subject
                              ----------------------------------------       to Possible
    Fund                      Class A    Class B    Class C    Class Y      Reimbursement
---------------------         -------    -------    -------    -------    ----------------
Strategic Income Fund          1.25%      2.00%      2.00%      1.00%       $     69,643

For the Period Ended September 30, 2003

8. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                           FOR THE PERIOD
                                          JANUARY 1, 2003
                                              THROUGH                    YEAR ENDED                  YEAR ENDED
                                         SEPTEMBER 30, 2003           DECEMBER 31, 2002           DECEMBER 31, 2001
                                      --------------------------  --------------------------  --------------------------
CORE PLUS BOND FUND                      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------   -----------  -------------  -----------  -------------  -----------  -------------
CLASS A
  Shares sold .....................     2,208,881  $  25,393,288    2,761,031  $  30,947,862    3,447,705  $  40,347,344
  Shares issued in connection
   with the reinvestment of:
    Dividends from net investment
     income .......................       315,868      3,625,104      630,044      7,028,137      793,770      9,313,490
                                      -----------  -------------  -----------  -------------  -----------  -------------
                                        2,524,749     29,018,392    3,391,075     37,975,999    4,241,475     49,660,834
  Shares repurchased ..............    (4,103,015)   (47,055,063)  (5,298,328)   (59,054,703)  (4,440,794)   (51,917,547)
                                      -----------  -------------  -----------  -------------  -----------  -------------
  Net increase (decrease) .........    (1,578,266) $ (18,036,671)  (1,907,253) $ (21,078,704)    (199,319) $  (2,256,713)
                                      -----------  -------------  -----------  -------------  -----------  -------------
CLASS B
  Shares sold .....................     4,544,450  $  52,121,481    5,113,116  $  57,147,872    3,873,088  $  45,336,465
  Shares issued in connection
   with the reinvestment of:
    Dividends from net investment
     income .......................       138,840      1,592,822      309,169      3,449,629      390,437      4,579,223
                                      -----------  -------------  -----------  -------------  -----------  -------------
                                        4,683,290     53,714,303    5,422,285     60,597,501    4,263,525     49,915,688
  Shares repurchased ..............    (3,322,658)   (38,077,677)  (3,908,528)   (43,564,808)  (1,978,772)   (23,154,898)
                                      -----------  -------------  -----------  -------------  -----------  -------------
  Net increase (decrease) .........     1,360,632  $  15,636,626    1,513,757  $  17,032,693    2,284,753  $  26,760,790
                                      -----------  -------------  -----------  -------------  -----------  -------------
CLASS C
  Shares sold .....................        59,911  $     688,486      138,295  $   1,555,372      196,137  $   2,299,999
  Shares Issued in connection
   with the reinvestment of:
    Dividends from net investment
     income .......................        11,703        134,339       26,871        299,976       38,608        453,189
                                      -----------  -------------  -----------  -------------  -----------  -------------
                                           71,614        822,825      165,166      1,855,348      234,745      2,753,188
  Shares repurchased ..............      (216,706)    (2,481,482)    (354,452)    (3,952,429)    (334,314)    (3,927,346)
                                      -----------  -------------  -----------  -------------  -----------  -------------
  Net increase (decrease) .........      (145,092) $  (1,658,657)    (189,286) $  (2,097,081)     (99,569) $  (1,174,158)
                                      -----------  -------------  -----------  -------------  -----------  -------------
CLASS Y
  Shares sold .....................       360,783  $   4,157,868      411,293  $   4,623,829      567,048  $   6,671,918
  Shares Issued in connection
   with the reinvestment of:
    Dividends from net investment
     income .......................        51,037        588,550       80,315        898,601       73,368        863,333
                                      -----------  -------------  -----------  -------------  -----------  -------------
                                          411,820      4,746,418      491,608      5,522,430      640,416      7,535,251
  Shares repurchased ..............      (500,546)    (5,745,952)    (363,731)    (4,077,509)    (362,635)    (4,256,817)
                                      -----------  -------------  -----------  -------------  -----------  -------------
  Net increase (decrease) .........       (88,726) $    (999,534)     127,877  $   1,444,921      277,781  $   3,278,434
                                      -----------  -------------  -----------  -------------  -----------  -------------
  Increase (decrease) derived
   from capital shares transactions      (451,452) $  (5,058,236)    (454,905) $  (4,698,171)   2,263,646  $  26,608,353
                                      ===========  =============  ===========  =============  ===========  =============

For the Period Ended September 30, 2003

                                           FOR THE PERIOD
                                          JANUARY 1, 2003
                                              THROUGH                    YEAR ENDED                  YEAR ENDED
                                         SEPTEMBER 30, 2003           DECEMBER 31, 2002           DECEMBER 31, 2001
                                      --------------------------  --------------------------  --------------------------
GOVERNMENT SECURITIES FUND               SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------   -----------  -------------  -----------  -------------  -----------  -------------
CLASS A
  Shares sold .....................       679,447  $   8,249,719    1,163,096  $  13,583,368    1,567,340  $  17,673,623
  Shares issued in connection with
   the reinvestment of:
  Dividends from net investment
   income .........................       159,984      1,935,187      243,169      2,819,415      270,123      3,048,950
                                      -----------  -------------  -----------  -------------  -----------  -------------
                                          839,431     10,184,906    1,406,265     16,402,783    1,837,463     20,722,573
  Shares repurchased ..............    (1,441,491)   (17,423,672)  (1,419,343)   (16,327,594)  (1,866,222)   (20,982,105)
                                      -----------  -------------  -----------  -------------  -----------  -------------
  Net increase (decrease) .........      (602,060) $  (7,238,766)     (13,078) $      75,189      (28,759) $    (259,532)
                                      -----------  -------------  -----------  -------------  -----------  -------------
CLASS B
  Shares sold .....................       320,801  $   3,882,546      712,314  $   8,363,857      505,361  $   5,709,885
  Shares issued in connection with
   the reinvestment of:
    Dividends from net investment
     income .......................        28,512        345,321       36,766        427,149       33,898        382,953
                                      -----------  -------------  -----------  -------------  -----------  -------------
                                          349,313      4,227,867      749,080      8,791,006      539,259      6,092,838
  Shares repurchased ..............      (493,758)    (5,918,693)    (541,866)    (6,269,688)    (278,665)    (3,146,944)
                                      -----------  -------------  -----------  -------------  -----------  -------------
  Net increase (decrease) .........      (144,445) $  (1,690,826)     207,214  $   2,521,318      260,594  $   2,945,894
                                      -----------  -------------  -----------  -------------  -----------  -------------

CLASS C
  Shares sold .....................            --  $          --           --  $          --           --  $          --
  Shares issued in connection with
   the reinvestment of:
    Dividends from net investment
     income .......................            --             --           --             --           --             --
                                      -----------  -------------  -----------  -------------  -----------  -------------
                                               --             --           --             --           --             --
  Shares repurchased ..............            --             --           --             --           --             --
                                      -----------  -------------  -----------  -------------  -----------  -------------
  Net increase (decrease) .........            --  $          --           --  $          --           --  $          --
                                      -----------  -------------  -----------  -------------  -----------  -------------
CLASS Y
  Shares sold .....................        33,551  $     404,508      220,420  $   2,524,097       63,952  $     728,747
  Shares issued in connection with
   the reinvestment of:
    Dividends from net investment
     income .......................        11,024        133,483       24,957        289,414       21,989        245,868
                                      -----------  -------------  -----------  -------------  -----------  -------------
                                           44,575        537,991      245,377      2,813,511       85,941        974,615
  Shares repurchased ..............      (364,336)    (4,409,555)    (114,051)    (1,321,509)     (65,429)      (740,483)
                                      -----------  -------------  -----------  -------------  -----------  -------------
  Net increase (decrease) .........      (319,761) $  (3,871,564)     131,326  $   1,492,002       20,512  $     234,132
                                      -----------  -------------  -----------  -------------  -----------  -------------
  Increase(decrease) derived from
   capital shares transactions ....    (1,066,266) $ (12,801,156)     325,462  $   4,088,509      252,347  $   2,920,494
                                      ===========  =============  ===========  =============  ===========  =============

For the Period Ended September 30, 2003

                                           FOR THE PERIOD
                                           JANUARY 1, 2003
                                               THROUGH                   YEAR ENDED                  YEAR ENDED
                                          SEPTEMBER 30, 2003          DECEMBER 31, 2002           DECEMBER 31, 2001
                                      --------------------------  --------------------------  --------------------------
HIGH INCOME FUND                         SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------   -----------  -------------  -----------  -------------  -----------  -------------
CLASS A
  Shares sold .....................     6,787,841  $  30,994,716    2,021,612  $   8,897,208    1,247,804  $   7,562,671
  Shares issued in connection
   with the reinvestment of:
    Dividends from net investment
     income .......................       178,526        792,126      317,560      1,396,013      523,610      3,018,437
                                      -----------  -------------  -----------  -------------  -----------  -------------
                                        6,966,367     31,786,842    2,339,172     10,293,221    1,771,414     10,581,108
  Shares repurchased ..............    (7,296,772)   (33,271,653)  (3,663,855)   (16,220,139)  (2,557,348)   (14,947,178)
                                      -----------  -------------  -----------  -------------  -----------  -------------
  Net increase (decrease) .........      (330,405) $  (1,484,811)  (1,324,683) $  (5,926,918)    (785,934) $  (4,366,070)
                                      -----------  -------------  -----------  -------------  -----------  -------------
CLASS B
  Shares sold .....................       662,229  $   2,976,263    1,040,581  $   4,725,693    1,452,751  $   8,597,030
  Shares issued in connection
   with the reinvestment of:
    Dividends from net investment
     income .......................       105,383        467,995      201,776        889,901      317,495      1,829,605
                                      -----------  -------------  -----------  -------------  -----------  -------------
                                          767,612      3,444,258    1,242,357      5,615,594    1,770,246     10,426,635
  Shares repurchased ..............    (1,323,884)    (5,858,921)  (2,675,203)   (11,769,699)  (2,439,710)   (14,006,958)
                                      -----------  -------------  -----------  -------------  -----------  -------------
  Net increase (decrease) .........      (556,272) $  (2,414,663)  (1,432,846) $  (6,154,105)    (669,464) $  (3,580,323)
                                      -----------  -------------  -----------  -------------  -----------  -------------
  CLASS C
  Shares sold .....................        69,446  $     305,018       90,003  $     403,036      360,599  $   2,104,845
  Shares issued in connection
   with the reinvestment of:
    Dividends from net investment
     income .......................        13,856         61,635       26,503        116,430       43,294        252,141
                                      -----------  -------------  -----------  -------------  -----------  -------------
                                           83,302        366,653      116,506        519,466      403,893      2,356,986
  Shares repurchased ..............      (101,125)      (434,559)    (324,456)    (1,450,446)    (427,671)    (2,548,968)
                                      -----------  -------------  -----------  -------------  -----------  -------------
  Net increase (decrease) .........       (17,823) $     (67,906)    (207,950) $    (930,980)     (23,778) $    (191,982)
                                      -----------  -------------  -----------  -------------  -----------  -------------
CLASS Y
  Shares sold .....................            --  $          --           --  $          --           --  $          --
  Shares issued in connection
   with the reinvestment of:
    Dividends from net investment
     income .......................            --             --           --             --           --             --
                                      -----------  -------------  -----------  -------------  -----------  -------------
                                               --             --           --             --           --             --
  Shares repurchased ..............            --             --           --             --           --             --
                                      -----------  -------------  -----------  -------------  -----------  -------------
  Net increase (decrease) .........            --  $          --           --  $          --           --  $          --
                                      -----------  -------------  -----------  -------------  -----------  -------------
  Increase(decrease) derived from
   capital shares transactions ....      (904,500) $  (3,967,380)  (2,965,479) $ (13,012,003)  (1,479,176) $  (8,138,375)
                                      ===========  =============  ===========  =============  ===========  =============

For the Period Ended September 30, 2003

                                            FOR THE PERIOD
                                            JANUARY 1, 2003
                                                THROUGH                      YEAR ENDED                     YEAR ENDED
                                           SEPTEMBER 30, 2003             DECEMBER 31, 2002              DECEMBER 31, 2001
                                       ---------------------------    ---------------------------    ---------------------------
LIMITED TERM U.S. GOVERNMENT FUND        SHARES        AMOUNT          SHARES         AMOUNT          SHARES          AMOUNT
-----------------------------------    ----------   --------------    ----------   --------------    ----------   --------------
CLASS A
  Shares sold .....................     3,639,344   $   42,294,961     2,338,561   $   26,950,560     2,445,579   $   27,653,033
  Shares Issued in connection with
   the reinvestment of:
    Dividends from net investment
     income ......................        217,806        2,527,837       348,652        4,025,182       396,187        4,499,196
                                       ----------   --------------    ----------   --------------    ----------   --------------
                                        3,857,150       44,822,798     2,687,213       30,975,742     2,841,766       32,152,229
  Shares repurchased ..............    (2,708,272)     (31,326,172)   (3,260,141)     (37,525,210)   (3,883,682)     (43,935,146)
                                       ----------   --------------    ----------   --------------    ----------   --------------
  Net increase (decrease) .........     1,148,878   $   13,496,626      (572,928)  $   (6,549,468)   (1,041,916)  $  (11,782,917)
                                       ----------   --------------    ----------   --------------    ----------   --------------

CLASS B
  Shares sold .....................       328,497   $    3,816,554       706,265   $    8,186,137       399,797   $    4,554,320
  Shares Issued in connection with
   the reinvestment of:
    Dividends from net investment
     income ......................         27,583          319,597        40,792          470,419        39,402          446,829
                                       ----------   --------------    ----------   --------------    ----------   --------------
                                          356,080        4,136,151       747,057        8,656,556       439,199        5,001,149
  Shares repurchased ..............      (470,730)      (5,449,483)     (620,421)      (7,125,410)     (244,043)      (2,767,660)
                                       ----------   --------------    ----------   --------------    ----------   --------------
  Net increase (decrease) .........      (114,650)  $   (1,313,332)      126,636   $    1,531,146       195,156   $    2,233,489
                                       ----------   --------------    ----------   --------------    ----------   --------------

CLASS C
  Shares sold .....................       257,384   $    2,997,797       570,784   $    6,611,629       256,551   $    2,890,430
  Shares Issued in connection with
   the reinvestment of:
    Dividends from net investment
     income ......................         13,512          156,679        17,765          205,133        20,583          233,332
                                       ----------   --------------    ----------   --------------    ----------   --------------
                                          270,896        3,154,476       588,549        6,816,762       277,134        3,123,762
  Shares repurchased ..............      (203,605)      (2,359,426)     (414,627)      (4,814,349)     (355,306)      (4,028,016)
                                       ----------   --------------    ----------   --------------    ----------   --------------
  Net increase (decrease) .........        67,291   $      795,050       173,922   $    2,002,413       (78,172)  $     (904,254)
                                       ----------   --------------    ----------   --------------    ----------   --------------

CLASS Y
  Shares sold .....................       194,812   $    2,266,581       987,271   $   11,289,831        74,432   $      855,152
  Shares Issued in connection with
   the reinvestment of:
    Dividends from net investment
     income ......................         21,540          250,898        34,738          402,928        15,149          173,303
                                       ----------   --------------    ----------   --------------    ----------   --------------
                                          216,352        2,517,479     1,022,009       11,692,759        89,581        1,028,455
  Shares repurchased ..............      (344,269)      (4,012,366)     (599,695)      (6,901,951)      (78,549)        (893,943)
                                       ----------   --------------    ----------   --------------    ----------   --------------
  Net increase (decrease) .........      (127,917)  $   (1,494,887)      422,314   $    4,790,808        11,032   $      134,512
                                       ----------   --------------    ----------   --------------    ----------   --------------
  Increase (decrease) derived from
   capital shares transactions ....       973,602   $   11,483,457       149,944   $    1,774,899      (913,900)  $  (10,319,170)
                                       ==========   ==============    ==========   ==============    ==========   ==============

For the Period Ended September 30, 2003

                                            FOR THE PERIOD
                                            JANUARY 1, 2003
                                                THROUGH                      YEAR ENDED                     YEAR ENDED
                                          SEPTEMBER 30, 2003              DECEMBER 31, 2002              DECEMBER 31, 2001
                                      ----------------------------    ---------------------------    ---------------------------
STRATEGIC INCOME FUND                    SHARES         AMOUNT          SHARES         AMOUNT          SHARES          AMOUNT
-----------------------------------   -----------   --------------    ----------   --------------    ----------   --------------
CLASS A
  Shares sold .....................     4,379,870   $   52,212,398     1,233,640   $   12,489,877       942,976   $    9,851,828
  Shares issued in connection with
   the reinvestment of:
    Dividends from net investment
     income .......................       371,875        4,481,650       428,477        4,343,680       710,648        7,330,700
                                      -----------   --------------    ----------   --------------    ----------   --------------
                                        4,751,745       56,694,048     1,662,117       16,833,557     1,653,624       17,182,528
  Shares repurchased ..............    (2,180,800)     (25,669,234)   (2,583,795)     (26,064,953)   (2,958,307)     (30,455,609)
                                      -----------   --------------    ----------   --------------    ----------   --------------
  Net increase (decrease) .........     2,570,945   $   31,024,814      (921,678)  $   (9,231,396)   (1,304,683)  $  (13,273,081)
                                      -----------   --------------    ----------   --------------    ----------   --------------

CLASS B
  Shares sold .....................    11,291,589   $  137,976,336       996,177   $   10,066,847     1,049,379   $   10,945,846
  Shares issued in connection with
   the reinvestment of:
    Dividends from net investment
     income .......................       268,978        3,224,645       364,119        3,688,894       592,151        6,108,437
                                      -----------   --------------    ----------   --------------    ----------   --------------
                                       11,560,567      141,200,981     1,360,296       13,755,741     1,641,530       17,054,283
  Shares repurchased ..............   (11,369,542)    (139,122,966)   (2,502,784)     (25,285,670)   (2,433,883)     (24,987,009)
                                      -----------   --------------    ----------   --------------    ----------   --------------
  Net increase (decrease) .........       191,025   $    2,078,015    (1,142,488)  $  (11,529,929)     (792,353)  $   (7,932,726)
                                      -----------   --------------    ----------   --------------    ----------   --------------

CLASS C
  Shares sold .....................     3,238,168   $   38,652,520       331,088   $    3,346,746       336,952   $    3,647,683
  Shares issued in connection with
   the reinvestment of:
    Dividends from net investment
     income .......................        96,560        1,163,101       101,770        1,030,223       190,747        1,874,620
                                      -----------   --------------    ----------   --------------    ----------   --------------
                                        3,334,728       39,815,621       432,858        4,376,969       527,699        5,522,303
  Shares repurchased ..............      (647,304)      (7,733,899)     (771,825)      (7,794,721)   (1,047,238)     (10,766,581)
                                      -----------   --------------    ----------   --------------    ----------   --------------
  Net increase (decrease) .........     2,687,424   $   32,081,722      (338,967)  $   (3,417,752)     (519,539)  $   (5,244,278)
                                      -----------   --------------    ----------   --------------    ----------   --------------

CLASS Y
  Shares sold .....................       110,719   $    1,316,510        68,699   $      692,601        37,158   $      382,879
  Shares issued in connection with
   the reinvestment of:
    Dividends from net investment
     income .......................         7,237           87,673         4,144           42,230         3,567           36,701
                                      -----------   --------------    ----------   --------------    ----------   --------------
                                          117,956        1,404,183        72,843          734,831        40,725          419,580
  Shares repurchased ..............       (40,357)        (480,677)      (21,066)        (211,862)      (26,758)        (273,469)
                                      -----------   --------------    ----------   --------------    ----------   --------------
  Net increase (decrease) .........        77,599   $      923,506        51,777   $      522,969        13,967   $      146,111
                                      -----------   --------------    ----------   --------------    ----------   --------------
  Increase(decrease) derived from
   capital shares transactions ....     5,526,993   $   66,108,057    (2,351,356)  $  (23,656,108)   (2,602,608)  $  (26,303,974)
                                      ===========   ==============    ==========   ==============    ==========   ==============

                         REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders of CDC Nvest Funds Trust I and Loomis Sayles Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position Loomis Sayles Core Plus Bond Fund (formerly CDC Nvest Bond Income Fund), Loomis Sayles Government Securities Fund (formerly CDC Nvest Government Securities Fund), Loomis Sayles High Income Fund (formerly CDC Nvest High Income Fund), Loomis Sayles Limited Term U.S. Government Fund (formerly CDC Nvest Limited Term U.S. Government Fund) and Loomis Sayles Strategic Income Fund (formerly CDC Nvest Strategic Income Fund) (series of CDC Nvest Funds Trust I or Loomis Sayles Funds II hereafter referred to as the "Funds") at September 30, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 21, 2003

                           ADDITIONAL TAX INFORMATION

FEDERAL INCOME TAX INFORMATION (unaudited)

During the period ended September 30, 2003, the tax character of distributions paid was as follows:

                                        Distributions Paid from   Distributions Paid from
                                            Ordinary Income       Long-Term Capital Gains
                                        -----------------------   -----------------------
Core Plus Bond Fund                         $     9,384,686             $       --
Government Securities Fund                        2,729,526                     --
High Income Fund                                  2,708,888                     --
Limited Term U.S. Government Fund                 4,493,887                     --
Strategic Income Fund                            13,639,870                     --

                              TRUSTEES' INFORMATION

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

                                  POSITION(S) HELD WITH                                        NUMBER OF PORTFOLIOS IN
                                 FUNDS/1/, LENGTH OF TIME         PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN AND
  NAME, AGE AND ADDRESS        SERVED AND TERM OF OFFICE/2/         DURING PAST 5 YEARS        OTHER DIRECTORSHIPS HELD
---------------------------   -------------------------------   --------------------------   ----------------------------
INDEPENDENT TRUSTEES

Joseph Alaimo+ (73)                      Trustee;               Chairman, Wayne Hummer       26;
399 Boylston Street              4 years for Loomis Sayles      Trust Company and Wayne      None
Boston, MA 02116                       Funds Trusts             Hummer Investment Trust

Graham T. Allison, Jr. (63)            Trustee (2);             Douglas Dillon Professor     44;
399 Boylston Street               19 years for CDC Nvest        and Director for the         Director, Taubman Centers,
Boston, MA 02116                 Funds Trusts; Less than 1      Belfer Center of Science     Inc.; Board Member, USEC
                               year for Loomis Sayles Funds     and International Affairs,   Inc.
                                          Trusts                John F. Kennedy School of
                                                                Government, Harvard
                                                                University

Edward A. Benjamin (65)                 Trustee (1)             Retired; formerly,           44;
399 Boylston Street                  Less than 1 year           Partner, Ropes & Gray (law   Director, Coal, Energy
Boston, MA 02116                                                firm) until 1999             Investments &
                                                                                             Management; Director,
                                                                                             Precision Optics Corporation
                                                                                             (optics manufacturer)

Daniel M. Cain (58)                      Trustee,               President and CEO, Cain      44;
452 Fifth Avenue                       Chairman (1);            Brothers & Company,          Trustee, Universal Health
New York, NY 10018              7 years for CDC Nvest Funds     Incorporated (investment     Realty Income Trust;
                               Trusts; Less than 1 year for     banking)                     Director, PASC; Director,
                                Loomis Sayles Funds Trusts                                   Sheridan Healthcorp

Paul G. Chenault (69)                   Trustee (2)             Retired; formerly,           44;
5852 Pebble Beach Way            Less than 1 year for CDC       Trustee, First Variable      Director, Mailco Office
San Luis Obispo, CA 93401       Nvest Funds Trusts; 4 years     Life (variable life          Products, Inc.
                                  for Loomis Sayles Funds       insurance)
                                         Trusts

Kenneth J. Cowan (71)                    Trustee                Retired                      44;
399 Boylston Street                    Chairman (2);                                         None
Boston, MA 02116               28 years for CDC Nvest Funds
                              Trusts; Less than 1 year for
                               Loomis Sayles Funds Trusts
                                      Trustee (2);
                                       7 years

Richard Darman (60)                    Trustee (2);             Partner, The Carlyle Group   Director and Chairman, AES
399 Boylston Street             7 years for CDC Nvest Funds     (investments); Chairman of   Corporation
Boston, MA 02116               Trusts; Less than 1 year for     the Board of Directors of
                                Loomis Sayles Funds Trusts      AES Corporation
                                                                (international power
                                                                company); formerly,
                                                                Professor, John F. Kennedy
                                                                School of Government,
                                                                Harvard University

                              TRUSTEES' INFORMATION

                                  POSITION(S) HELD WITH                                        NUMBER OF PORTFOLIOS IN
                                 FUNDS/1/, LENGTH OF TIME          PRINCIPAL OCCUPATION(S)    FUND COMPLEX OVERSEEN AND
  NAME, AGE AND ADDRESS        SERVED AND TERM OF OFFICE/2/          DURING PAST 5 YEARS       OTHER DIRECTORSHIPS HELD
---------------------------   -------------------------------   --------------------------   ----------------------------
INDEPENDENT TRUSTEES
(continued)

Sandra O. Moose (61)                   Trustee (1);             Senior Vice President and    44;
One Exchange Place                21 years for CDC Nvest        Director, The Boston         Director, Verizon
Boston, MA 02109                 Funds Trusts; Less than 1      Consulting Group, Inc.       Communications
                                  year for Loomis Sayles        (management consulting)      Director, Rohm and Haas
                                       Funds Trusts                                          Company

John A. Shane (70)                     Trustee (2);             President, Palmer Service    44;
200 Unicorn Park Drive            21 years for CDC Nvest        Corporation (venture         Director, Gensym
Woburn, MA 01801                 Funds Trusts; Less than 1      capital organization)        Corporation; Director,
                                  year for Loomis Sayles                                     Overland Storage, Inc.
                                       Funds Trusts                                          Director, Abt Associates

Pendleton P. White (72)                Trustee (2);             Retired                      44;
6 Breckenridge Lane            22 years for CDC Nvest Funds                                  None
Savannah, GA 31411                 Trusts; Less than 1
                                 year for Loomis Sayles
                                      Funds Trusts

INTERESTED TRUSTEES

Robert J. Blanding/3/ (56)    Chief Executive Officer, Loomis   President, Chairman,         44;
555 California Street          Sayles Funds II, Trustee Less    Director, and Chief          None
San Francisco, CA 94104                 than 1 year             Executive Officer, Loomis
                                                                Sayles & Company, L.P.;
                                                                President and CEO - Loomis
                                                                Sayles Funds I

John T. Hailer/4/ (42)         President and Chief Executive    President and Chief          44;
399 Boylston Street              Officer - CDC Nvest Funds      Executive Officer, CDC       None
Boston, MA 02116                Trusts, President - Loomis      IXIS Asset Management
                                 Sayles Funds II, Trustee;      Distributors, L.P.;
                                3 years for CDC Nvest Funds     Executive Vice President -
                               Trusts; Less than 1 year for     Loomis Sayles Funds I;
                                Loomis Sayles Funds Trusts      formerly, Senior Vice
                                                                President, Fidelity
                                                                Investments

Peter S. Voss/5/ (56)             Chairman of the Board,        Director, President and      44;
399 Boylston Street                      Trustee;               Chief Executive Officer,     Trustee of Harris Associates
Boston, MA 02116                  11 years for CDC Nvest        CDC IXIS Asset Management    Investment Trust/6/
                                 Funds Trusts; Less than 1      North America, L.P.
                                year for Loomis Sayles Funds
                                          Trusts

                              TRUSTEES' INFORMATION

                                  POSITION(S) HELD WITH                                        NUMBER OF PORTFOLIOS IN
                                 FUNDS/1/, LENGTH OF TIME        PRINCIPAL OCCUPATION(S)      FUND COMPLEX OVERSEEN AND
  NAME, AGE AND ADDRESS        SERVED AND TERM OF OFFICE/2/        DURING PAST 5 YEARS         OTHER DIRECTORSHIPS HELD
---------------------------   -------------------------------   --------------------------   ----------------------------
OFFICERS

Nicholas H. Palmerino (38)              Treasurer;              Senior Vice President, CDC   Not Applicable;
399 Boylston Street                   Not Applicable            IXIS Asset Management        None
Boston, MA 02116                                                Services, Inc.; Senior
                                                                Vice President, CDC IXIS
                                                                Asset Management Advisers,
                                                                L.P.; formerly, Vice
                                                                President, Loomis, Sayles
                                                                & Company, L.P.

John E. Pelletier (39)                  Secretary;              Senior Vice President,       Not Applicable;
399 Boylston Street                   Not Applicable            General Counsel, Secretary   None
Boston, MA 02116                                                and Clerk, CDC IXIS
                                                                Distribution Corporation;
                                                                Senior Vice President,
                                                                General Counsel, Secretary
                                                                and Clerk, CDC IXIS Asset
                                                                Management Distributors,
                                                                L.P.; Senior Vice
                                                                President, General
                                                                Counsel, Secretary and
                                                                Clerk, CDC IXIS Asset
                                                                Management Advisers, L.P.;
                                                                Executive Vice President,
                                                                General Counsel,
                                                                Secretary, Clerk and
                                                                Director, CDC IXIS Asset
                                                                Management Services, Inc


(1)  Member of Audit Committee.
(2) Member of Contract Review and Governance Committee.
 + Mr. Alaimo is a Trustee of Loomis Sayles Funds I and Loomis Sayles Funds II, but not of the CDC Nvest Funds Trusts.
/1/ Except as noted, each Trustee and Officer holds the same positions with CDC
    Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, AEW Real Estate Income Fund, CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust (the "CDC Nvest Funds Trusts") and Loomis Sayles Funds I and Loomis Sayles Funds II (the "Loomis Sayles Funds Trusts" and together with the CDC Nvest Funds Trusts, the "Trusts").
/2/ All Trustees serve until retirement, resignation or removal from the Board.
    The current retirement age is 72. Messrs. Alaimo and White are expected to retire by December 31, 2003.
/3/ Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. ("Loomis Sayles").
/4/ Mr. Hailer is an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors").
/5/ Mr. Voss is an "interested person" of the Trusts because he holds the following positions with entities that may be considered to be affiliated persons of the Trusts: Director of CDC IXIS Asset Management Services, Inc.; Director of CDC IXIS Asset Management Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates, Inc.; Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Loomis, Sayles & Company, Inc.; Member of Reich & Tang Asset Management, LLC; Director of Westpeak Global Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McCullough, Inc.; Director, Hansberger Group, Inc.; Member, Board of Managers, Harris Alternatives L.L.C.; and Director and Member of Executive Board of CDC IXIS Asset Management.
/6/ As of January 20, 2003, Harris Associates Investment Trust has seven series that were overseen by its Board of Trustees.

                             ADDITIONAL INFORMATION

                         LOOMIS SAYLES HIGH INCOME FUND

Shareholder Meeting (unaudited). At a special shareholders' meeting held on August 28, 2003, shareholders of the CDC Nvest High Income Fund (the predecessor of Loomis Sayles High Income Fund) voted for the following proposals:

1. To approve a new advisory agreement between Loomis, Sayles & Company, L.P. and CDC Nvest Funds Trust II, on behalf of the CDC Nvest High Income Fund.

VOTED FOR       VOTED AGAINST   ABSTAINED VOTES   BROKER NON-VOTES   TOTAL VOTES
-------------   -------------   ---------------   ----------------   -------------
9,347,768.851   136,950.838     366,192.132       0.0000             9,850,911.821

2.c. To approve and Agreement and Plan of Reorganization for adoption by CDC Nvest High Income Fund, pursuant to which such Fund would reorganize as Loomis Sayles High Income Fund, a series of Loomis Sayles Funds II.

VOTED FOR       VOTED AGAINST   ABSTAINED VOTES   BROKER NON-VOTES   TOTAL VOTES
-------------   -------------   ---------------   ----------------   -------------
5,786,401.893   152,668.978     382,284.950       3,592,56.000       9,850,911.821

                 LOOMIS SAYLES LIMITED TERM U.S. GOVERNMENT FUND

Shareholder Meeting (unaudited). At a special shareholders' meeting held on August 28, 2003, shareholders of the CDC Nvest Limited Term U.S. Government Fund (the predecessor of Loomis Sayles Limited Term U.S. Government Fund) voted for the following proposals:

1. To approve a new advisory agreement between Loomis, Sayles & Company, L.P. and CDC Nvest Funds Trust II, on behalf of the CDC Nvest Limited Term U.S. Government Fund.

VOTED FOR       VOTED AGAINST   ABSTAINED VOTES   BROKER NON-VOTES   TOTAL VOTES
-------------   -------------   ---------------   ----------------   --------------
9,718,838.524   163,166.700     416,336.819       0.0000             10,298,342.043

2.d. To approve and Agreement and Plan of Reorganization for adoption by CDC Nvest Limited Term U.S. Government Fund, pursuant to which such Fund would reorganize as Loomis Sayles High Income Fund, a series of Loomis Sayles Funds II.

VOTED FOR       VOTED AGAINST   ABSTAINED VOTES   BROKER NON-VOTES   TOTAL VOTES
-------------   -------------   ---------------   ----------------   -------------
7,385,982.070   157,458.785     473,844.188       2,281,057.000      10,298,342.043

                       LOOMIS SAYLES STRATEGIC INCOME FUND

Shareholder Meeting (unaudited). At a special shareholders' meeting held on August 28, 2003, shareholders of the CDC Nvest Strategic Income Fund (the predecessor of Loomis Sayles Strategic Income Fund) voted for the following proposals:

1. To approve a new advisory agreement between Loomis, Sayles & Company, L.P. and CDC Nvest Funds Trust I, on behalf of the CDC Nvest Strategic Income Fund.

VOTED FOR        VOTED AGAINST   ABSTAINED VOTES   BROKER NON-VOTES   TOTAL VOTES
--------------   -------------   ---------------   ----------------   --------------
20,099,903.719   340,434.300     665,328.563       0.0000             21,101,666.582

2.b. To approve and Agreement and Plan of Reorganization for adoption by CDC Nvest Strategic Income Fund, pursuant to which such Fund would reorganize as Loomis Sayles Strategic Income Fund, a series of Loomis Sayles Funds II.

VOTED FOR        VOTED AGAINST   ABSTAINED VOTES   BROKER NON-VOTES   TOTAL VOTES
--------------   -------------   ---------------   ----------------   --------------
11,780,023.949   347,947.844     735,964.789       8,241,730.000      21,105,666.582

                             ADDITIONAL INFORMATION

Shareholder Meeting (unaudited). At the special meeting of shareholders held on June 10, 2003, shareholders of Loomis Sayles Funds II (formerly, Loomis Sayles Funds) voted for the following proposal:

1. ELECTION OF TRUSTEES

                                             FOR          WITHHELD *
                                         -----------    ------------
(01) Joseph Alaimo                       134,298,551     8,672,577

(02) Graham T. Allison, Jr.              134,590,902     8,380,227

(03) Edward A. Benjamin                  134,546,833     8,424,296

(04) Robert J. Blanding                  134,572,705     8,398,423

(05) Daniel M. Cain                      134,593,263     8,377,866

(06) Paul G. Chenault                    134,352,172     8,618,957

(07) Kenneth J. Cowan                    134,524,153     8,446,976

(08) Richard Darman                      134,552,047     8,419,081

(09) John T. Hailer                      134,613,039     8,358,089

(10) Sandra O. Moose                     134,612,285     8,358,843

(11) John A. Shane                       134,332,421     8,638,708

(12) Peter S. Voss                       134,622,604     8,348,525

(13) Pendleton P. White                  134,300,598     8,670,530

* Includes Broker Non-Votes (if any).

                       This Page Intentionally Left Blank

[LOGO OF CDC NVEST FUNDS (SM)]

TAX FREE INCOME FUNDS
ANNUAL REPORT
September 30, 2003

[LOGO OF LOOMIS SAYLES FUNDS]

Loomis Sayles Massachusetts Tax Free Income Fund
(formerly CDC Nvest Massachusetts Tax Free Income Fund)

Loomis Sayles Municipal Income Fund
(formerly CDC Nvest Municipal Income Fund)

                           TABLE OF CONTENTS

                           Management Discussion and Performance..........Page 1

                           Fund Risks.....................................Page 5

                           Schedule of Investments........................Page 6

                           Financial Statements..........................Page 10

                LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

                                                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

OBJECTIVE:
Seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes

STRATEGY:
Invests primarily in Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams

INCEPTION DATE:
March 23, 1984

MANAGER:
Martha A. Strom
Robert Payne
Loomis, Sayles & Company, L.P.

SYMBOLS:
Class A      NEFMX
Class B      NEMBX

NET ASSET VALUE PER SHARE:
(September 30, 2003)
Class A      $ 16.41
Class B        16.37

                                                           MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Loomis Sayles Massachusetts Tax Free Income Fund's total return for the nine months ended September 30, 2003* was 3.09% based on the net asset value of Class A shares and $0.49 in dividends reinvested during the period, while the Lehman Brothers Municipal Bond Index returned 3.89%. Morningstar's Muni Massachusetts category had an average return of 3.13% for the same period.

As of September 30, 2003, the fund's 30-day SEC yield on Class A shares was 3.66% - equivalent to a taxable yield of 5.95% based on the 38.45% combined maximum federal and Massachusetts state income tax rate.

Revenue bonds continue to perform well

Fund revenue bonds issued for companies in the education, healthcare and housing sectors experienced solid performance year-to-date. The supply of such issues in Massachusetts has dwindled, while investor demand has increased, improving price performance. The fund's top performers in these sectors included Massachusetts State Health & Education for Nichols College and Massachusetts State Health & Education for Dana Farber Cancer Institute. Bonds issued by Massachusetts State Development Finance Agency for Concord-Assabet Family Services were upgraded in September to Ba2 by Moody's (from Caa3), reflecting improved fundamentals.

Tax-backed and shorter maturity bonds had lackluster performance

Tax-backed bonds continue to be volatile due to the negative press surrounding state and local budget problems in California and various East Coast localities, including Massachusetts. While the fund's exposure to this sector is of high average credit quality, continued negative news stories, combined with the longer maturity structure of the bonds owned, caused the fund to lag. Shorter maturity bonds, such as pre-refunded and "escrowed to maturity" bonds also experienced lackluster performance. When bonds are either pre-refunded or escrowed to maturity, the issuer typically purchases Treasury securities to replace the original bonds and the "call date" (the earliest date by which the issuer can call in its debt) becomes the new effective maturity date. The dual effect of raising quality and shortening maturity ultimately reduces yield to a level where there is little room for price appreciation. Many of our transactions during the year have been to reduce exposure to these bonds and reinvest proceeds in higher-yielding issues.

The fund's insured bonds also lagged because their relatively low yields caused investor demand for these issues to decline. While individual investors typically look for insured bonds garnering at least 5% in yield selling at a discount to par value, the fund has focused on bonds with a coupon of 5% or better priced above par. There has been little demand for this structure from retail investors and performance has lagged as a result. Insured bonds accounted for 32% of the fund's total assets as of the end of September, vs. approximately 48% in the fund's Lehman benchmark.

Fund is positioned for a rising interest rate environment in 2004

As of the end of September, the fund's average maturity was about ten years, which is short for this fund, in expectation of rising interest rates in 2004. We believe our emphasis on bonds selling at a premium to their par value will contribute positively to performance longer term, because premium bonds tend to experience less price erosion in a rising interest rate environment.

*Effective after the close of business on September 12, 2003, the fund's fiscal year end was changed from December 31 to September 30.

                LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

                                   INVESTMENT RESULTS THROUGH SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing Loomis Sayles Massachusetts Tax Free Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                               GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES*
--------------------------------------------------------------------------------

                              [CHART APPEARS HERE]

                  SEPTEMBER 30, 1993 THROUGH SEPTEMBER 30, 2003

                                                      Lehman
                                     Maximum         Municipal
  Month         Net Asset             Sales            Bond
   End          Value (1)           Charge (2)       Index (3)
   ---     -----------------------------------------------------
09/30/1993           10,000              9,575         10,000
10/31/1993           10,012              9,587         10,019
11/30/1993            9,921              9,499          9,931
12/31/1993           10,099              9,669         10,140
01/31/1994           10,232              9,797         10,256
02/28/1994            9,966              9,543          9,991
03/31/1994            9,481              9,078          9,584
04/30/1994            9,507              9,103          9,665
05/31/1994            9,595              9,187          9,749
06/30/1994            9,510              9,106          9,689
07/31/1994            9,695              9,283          9,867
08/31/1994            9,715              9,303          9,901
09/30/1994            9,553              9,147          9,756
10/31/1994            9,323              8,927          9,583
11/30/1994            9,098              8,711          9,409
12/31/1994            9,358              8,960          9,616
01/31/1995            9,677              9,265          9,891
02/28/1995            9,992              9,568         10,179
03/31/1995           10,064              9,637         10,296
04/30/1995           10,080              9,652         10,308
05/31/1995           10,399              9,957         10,637
06/30/1995           10,237              9,802         10,544
07/31/1995           10,309              9,871         10,644
08/31/1995           10,432              9,988         10,779
09/30/1995           10,504             10,058         10,847
10/31/1995           10,680             10,226         11,005
11/30/1995           10,889             10,426         11,187
12/31/1995           11,027             10,558         11,295
01/31/1996           11,062             10,592         11,380
02/29/1996           10,952             10,487         11,303
03/31/1996           10,815             10,356         11,159
04/30/1996           10,784             10,325         11,127
05/31/1996           10,799             10,340         11,123
06/30/1996           10,901             10,437         11,244
07/31/1996           10,983             10,516         11,346
08/31/1996           10,978             10,511         11,343
09/30/1996           11,149             10,675         11,502
10/31/1996           11,266             10,787         11,632
11/30/1996           11,460             10,973         11,845
12/31/1996           11,384             10,900         11,795
01/31/1997           11,404             10,919         11,817
02/28/1997           11,513             11,024         11,926
03/31/1997           11,383             10,899         11,767
04/30/1997           11,476             10,988         11,865
05/31/1997           11,639             11,144         12,044
06/30/1997           11,760             11,260         12,172
07/31/1997           12,095             11,581         12,509
08/31/1997           11,983             11,474         12,392
09/30/1997           12,142             11,626         12,539
10/31/1997           12,201             11,683         12,620
11/30/1997           12,275             11,753         12,694
12/31/1997           12,445             11,916         12,879
01/31/1998           12,545             12,012         13,012
02/28/1998           12,528             11,995         13,016
03/31/1998           12,493             11,962         13,028
04/30/1998           12,448             11,919         12,969
05/31/1998           12,640             12,103         13,174
06/30/1998           12,685             12,146         13,226
07/31/1998           12,692             12,153         13,259
08/31/1998           12,894             12,346         13,464
09/30/1998           13,037             12,483         13,632
10/31/1998           12,984             12,432         13,631
11/30/1998           13,007             12,454         13,679
12/31/1998           13,056             12,501         13,714
01/31/1999           13,206             12,645         13,877
02/28/1999           13,146             12,587         13,816
03/31/1999           13,130             12,572         13,835
04/30/1999           13,169             12,609         13,870
05/31/1999           13,084             12,528         13,789
06/30/1999           12,871             12,324         13,591
07/31/1999           12,916             12,367         13,641
08/31/1999           12,733             12,192         13,531
09/30/1999           12,695             12,156         13,537
10/31/1999           12,518             11,986         13,390
11/30/1999           12,629             12,092         13,533
12/31/1999           12,518             11,986         13,432
01/31/2000           12,416             11,888         13,373
02/29/2000           12,570             12,036         13,529
03/31/2000           12,806             12,262         13,824
04/30/2000           12,748             12,206         13,743
05/31/2000           12,698             12,158         13,671
06/30/2000           12,953             12,403         14,033
07/31/2000           13,118             12,561         14,229
08/31/2000           13,282             12,718         14,448
09/30/2000           13,229             12,667         14,373
10/31/2000           13,336             12,769         14,530
11/30/2000           13,392             12,823         14,639
12/31/2000           13,677             13,096         15,001
01/31/2001           13,725             13,141         15,150
02/28/2001           13,773             13,187         15,198
03/31/2001           13,769             13,184         15,334
04/30/2001           13,627             13,048         15,168
05/31/2001           13,759             13,174         15,331
06/30/2001           13,857             13,268         15,434
07/31/2001           14,068             13,470         15,662
08/31/2001           14,332             13,723         15,920
09/30/2001           14,252             13,646         15,867
10/31/2001           14,385             13,773         16,056
11/30/2001           14,279             13,672         15,921
12/31/2001           14,117             13,517         15,770
01/31/2002           14,196             13,593         16,044
02/28/2002           14,357             13,747         16,237
03/31/2002           14,093             13,494         15,919
04/30/2002           14,351             13,741         16,230
05/31/2002           14,463             13,848         16,328
06/30/2002           14,632             14,010         16,501
07/31/2002           14,818             14,188         16,713
08/31/2002           14,999             14,362         16,914
09/30/2002           15,337             14,685         17,285
10/31/2002           15,057             14,418         16,998
11/30/2002           14,962             14,326         16,927
12/31/2002           15,262             14,613         17,285
01/31/2003           15,230             14,583         17,241
02/28/2003           15,470             14,813         17,482
03/31/2003           15,484             14,826         17,492
04/30/2003           15,583             14,920         17,608
05/31/2003           15,981             15,302         18,020
06/30/2003           15,909             15,233         17,944
07/31/2003           15,219             14,572         17,316
08/31/2003           15,318             14,667         17,445
09/30/2003           15,734             15,062         17,958
            -----------------------------------

                              AVERAGE ANNUAL TOTAL RETURNS -- SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                          9 MONTHS   1 YEAR   5 YEARS/5/  10 YEARS/5/
                                          --------   ------   ----------  -----------
Class A (Inception 3/23/84)

Net Asset Value/1/                            3.09%    2.58%        3.83%        4.64%
With Maximum Sales Charge/2/                 -1.31    -1.78         2.93         4.18

Class B (Inception 9/13/93)

Net Asset Value/1/                            2.59     1.92         3.15         3.94
With CDSC/4/                                 -2.41    -3.01         2.82         3.94

COMPARATIVE PERFORMANCE                   9 MONTHS   1 YEAR      5 YEARS     10 YEARS
-----------------------                   --------   ------      -------     --------
Lehman Brothers Municipal Bond Index/3/      3.89%     3.89%        5.67%        6.03%
Morningstar Muni Massachusetts Average/6/    3.13      2.69         4.45         5.03
Lipper MA Municipal Debt Funds Average/7/    3.16      2.63         4.46         5.11

                                                 YIELDS AS OF SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                           CLASS A  CLASS B
                                           -------  -------
SEC 30-day yield/8/                           3.66%    3.18%
Taxable equivalent yield/9/                   5.95     5.17

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

* Other classes of shares are available for which performance, fees, and expenses will differ.

                                              PORTFOLIO AS OF SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                  CREDIT QUALITY

                              [CHART APPEARS HERE]

                 Aaa      Aa     A     Baa    Caa and Not Rated
                 ----    ----   ----   ---    -----------------
                 57.8%   11.7%  10.2%  4.1%         16.2%

                               Average quality: Aa

Credit quality is based on bond ratings from Moody's Investors Service

                                                              EFFECTIVE MATURITY

                              [CHART APPEARS HERE]

                   1 year   1-5 years  5-10 years  10+ years
                   ------   ---------  ----------  ---------
                      9.3%        5.9%       56.8%      28.0%

                     Average effective maturity: 8.7 years

See page 5 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

/1/  Does not include a sales charge.
/2/  Includes the maximum sales charge of 4.25%.
/3/ Lehman Brothers Municipal Bond Index is an unmanaged composite measure of the performance of the municipal bond market.
/4/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.
/5/ Fund performance has been increased by expense waivers, without which performance would have been lower.
/6/ Morningstar Muni Massachusetts Average is the average performance without sales charges of funds with similar investment characteristics as calculated by Morningstar, Inc.
/7/ Lipper Massachusetts Municipal Debt Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
/8/ SEC yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/9/ Taxable equivalent yield is based on the maximum combined federal and MA income tax bracket of 38.45%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

                      LOOMIS SAYLES MUNICIPAL INCOME FUND

                                                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

OBJECTIVE:
Seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital

STRATEGY:
Invests  primarily in municipal  securities exempt from federal income tax

FUND INCEPTION:
May 9, 1977

MANAGER:
Martha A. Strom
Robert Payne
Loomis, Sayles & Company, L.P.

SYMBOLS:
Class A         NEFTX
Class B         NETBX

NET ASSET VALUE PER SHARE:
(September 30, 2003)
Class A         $ 7.41
Class B           7.41

                                                           MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Interest rates sank to 45-year lows this spring, but positive economic news contributed to a rebound early in the summer and investors became more aggressive in pursuit of yield. As a result, bond prices first rose and then fell. Municipal bonds have escaped some of that yield volatility, outperforming the Treasury market year-to-date.

For the nine months ended September 30, 2003*, Loomis Sayles Municipal Income Fund's total return was 2.88% based on the net asset value of Class A shares and $0.23 in reinvested dividends. The fund's benchmark, Lehman Brothers Municipal Bond Index, returned 3.89% for the period, while the average return on the funds in Morningstar's Muni National Long category was 3.31%. The fund's underperformance can largely be attributed to its longer maturity structure, designed to seek higher income.

As of September 30, 2003, the fund's 30-day SEC yield on Class A shares was 3.77% -equivalent to a taxable yield of 5.80% based on the 35% maximum federal income tax rate.

Revenue bonds continue to perform well

Municipal bonds backed by corporations (revenue bonds) were among the fund's best performers. Two examples include Lowndes County, Mississippi, Solid Waste Disposal & Pollution Control issued for Weyerhaeuser Company and Pennsylvania Economic Development Finance Authority Wastewater Treatment issued for Sun Company. The healthcare sector was also positive, as rising investor demand and lower supply drove prices up. A good example is the fund's position in bonds issued by the University of Michigan for University Hospital.

Tax-backed and shorter maturity bonds had lackluster performance

Bonds backed by receipts from taxpayers continue to be volatile due to the negative press surrounding state and local budget problems, particularly in California and various East Coast localities. While the fund's tax-backed bonds are of high average credit quality, the continued negative press about municipal debt - combined with the longer maturity structure of the bonds owned - was a negative. Shorter maturity bonds, including pre-refunded and "escrowed to maturity" bonds also experienced lackluster performance. When bonds are either pre-refunded or escrowed to maturity, the issuer typically purchases Treasury securities to replace the original bonds and the call date (the earliest date by which the issuer can call in its debt) becomes the new effective maturity date. The dual effect of raising quality and shortening maturity ultimately reduces yield to a level where there is little room for price appreciation. Many of our transactions over the year have been to reduce exposure to these shorter maturity bonds and reinvest proceeds in bonds with higher yields.

The fund's exposure to transportation revenue bonds was also a negative during the period. Mixed economic reports have not convinced consumers that there is a recovery underway. Hence, airports, toll roads and highway bonds, which rely on user fees for revenues, have lagged other sectors.

Interest rates expected to rise gradually into 2004

As of the end of September 2003, the fund's average duration was ten years. This is likely to make it more sensitive to changes in bond prices than its benchmark, which has an average duration of eight years. In an effort to offset this, we have emphasized bonds selling at a premium to their par value because they tend to experience less price erosion in a rising interest rate environment.

*Effective after the close of business on September 12, 2003, the fund's fiscal year end was changed from December 31 to September 30.

                       LOOMIS SAYLES MUNICIPAL INCOME FUND

                                   INVESTMENT RESULTS THROUGH SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing Loomis Sayles Municipal Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                               GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES*
--------------------------------------------------------------------------------

                              [CHART APPEARS HERE]

                  SEPTEMBER 30, 1993 THROUGH SEPTEMBER 30, 2003

                                                         Lehman
                                          Maximum       Municipal
 Month             Net Asset               Sales          Bond
  End              Value (1)             Charge (2)     Index (3)
  ---            --------------------------------------------------
09/30/1993           10,000                 9,550         10,000
10/31/1993           10,024                 9,572         10,019
11/30/1993            9,923                 9,477          9,931
12/31/1993           10,151                 9,695         10,140
01/31/1994           10,271                 9,809         10,256
02/28/1994            9,977                 9,528          9,991
03/31/1994            9,487                 9,060          9,584
04/30/1994            9,520                 9,091          9,665
05/31/1994            9,616                 9,183          9,749
06/30/1994            9,554                 9,124          9,689
07/31/1994            9,730                 9,292          9,867
08/31/1994            9,760                 9,321          9,901
09/30/1994            9,591                 9,159          9,756
10/31/1994            9,380                 8,958          9,583
11/30/1994            9,100                 8,691          9,409
12/31/1994            9,340                 8,920          9,616
01/31/1995            9,666                 9,231          9,891
02/28/1995           10,001                 9,551         10,179
03/31/1995           10,131                 9,675         10,296
04/30/1995           10,150                 9,693         10,308
05/31/1995           10,433                 9,964         10,637
06/30/1995           10,299                 9,836         10,544
07/31/1995           10,389                 9,921         10,644
08/31/1995           10,465                 9,994         10,779
09/30/1995           10,541                10,067         10,847
10/31/1995           10,689                10,208         11,005
11/30/1995           10,866                10,377         11,187
12/31/1995           10,949                10,456         11,295
01/31/1996           11,036                10,539         11,380
02/29/1996           10,969                10,476         11,303
03/31/1996           10,844                10,356         11,159
04/30/1996           10,821                10,334         11,127
05/31/1996           10,812                10,326         11,123
06/30/1996           10,936                10,444         11,244
07/31/1996           11,016                10,520         11,346
08/31/1996           11,007                10,512         11,343
09/30/1996           11,192                10,688         11,502
10/31/1996           11,318                10,809         11,632
11/30/1996           11,490                10,973         11,845
12/31/1996           11,456                10,940         11,795
01/31/1997           11,468                10,951         11,817
02/28/1997           11,569                11,049         11,926
03/31/1997           11,422                10,908         11,767
04/30/1997           11,505                10,988         11,865
05/31/1997           11,636                11,112         12,044
06/30/1997           11,797                11,266         12,172
07/31/1997           12,116                11,571         12,509
08/31/1997           12,044                11,502         12,392
09/30/1997           12,145                11,598         12,539
10/31/1997           12,230                11,680         12,620
11/30/1997           12,268                11,716         12,694
12/31/1997           12,438                11,878         12,879
01/31/1998           12,592                12,026         13,012
02/28/1998           12,630                12,062         13,016
03/31/1998           12,650                12,081         13,028
04/30/1998           12,590                12,023         12,969
05/31/1998           12,725                12,153         13,174
06/30/1998           12,779                12,204         13,226
07/31/1998           12,801                12,225         13,259
08/31/1998           12,971                12,387         13,464
09/30/1998           13,075                12,487         13,632
10/31/1998           13,030                12,444         13,631
11/30/1998           13,086                12,497         13,679
12/31/1998           13,101                12,511         13,714
01/31/1999           13,229                12,634         13,877
02/28/1999           13,202                12,608         13,816
03/31/1999           13,207                12,613         13,835
04/30/1999           13,247                12,650         13,870
05/31/1999           13,200                12,606         13,789
06/30/1999           13,050                12,463         13,591
07/31/1999           13,090                12,501         13,641
08/31/1999           12,956                12,373         13,531
09/30/1999           12,961                12,378         13,537
10/31/1999           12,774                12,199         13,390
11/30/1999           12,894                12,313         13,533
12/31/1999           12,740                12,166         13,432
01/31/2000           12,672                12,101         13,373
02/29/2000           12,812                12,235         13,529
03/31/2000           13,009                12,423         13,824
04/30/2000           12,937                12,355         13,743
05/31/2000           12,901                12,320         13,671
06/30/2000           13,136                12,545         14,033
07/31/2000           13,282                12,684         14,229
08/31/2000           13,465                12,859         14,448
09/30/2000           13,428                12,824         14,373
10/31/2000           13,539                12,929         14,530
11/30/2000           13,631                13,018         14,639
12/31/2000           13,856                13,232         15,001
01/31/2001           13,952                13,325         15,150
02/28/2001           13,974                13,345         15,198
03/31/2001           14,089                13,455         15,334
04/30/2001           13,939                13,312         15,168
05/31/2001           14,072                13,438         15,331
06/30/2001           14,185                13,546         15,434
07/31/2001           14,433                13,783         15,662
08/31/2001           14,663                14,003         15,920
09/30/2001           14,411                13,762         15,867
10/31/2001           14,605                13,948         16,056
11/30/2001           14,448                13,798         15,921
12/31/2001           14,271                13,629         15,770
01/31/2002           14,505                13,852         16,044
02/28/2002           14,701                14,040         16,237
03/31/2002           14,460                13,809         15,919
04/30/2002           14,696                14,035         16,230
05/31/2002           14,772                14,107         16,328
06/30/2002           14,909                14,238         16,501
07/31/2002           15,005                14,330         16,713
08/31/2002           15,122                14,441         16,914
09/30/2002           15,363                14,672         17,285
10/31/2002           14,973                14,299         16,998
11/30/2002           14,949                14,276         16,927
12/31/2002           15,314                14,625         17,285
01/31/2003           15,122                14,441         17,241
02/28/2003           15,344                14,653         17,482
03/31/2003           15,336                14,646         17,492
04/30/2003           15,472                14,775         17,608
05/31/2003           15,857                15,144         18,020
06/30/2003           15,824                15,112         17,944
07/31/2003           15,138                14,457         17,316
08/31/2003           15,297                14,609         17,445
09/30/2003           15,753                15,038         17,958
            -------------------------------

                              AVERAGE ANNUAL TOTAL RETURNS -- SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                            9 MONTHS  1 YEAR  5 YEARS  10 YEARS
                                            --------  ------  -------  --------

Class A (Inception 5/9/77)

Net Asset Value/1/                              2.88%   2.55%    3.80%     4.65%
With Maximum Sales Charge/2/                   -1.75   -2.13     2.85      4.16

Class B (Inception 9/13/93)

Net Asset Value/1/                              2.16    1.78     3.03      3.87
With CDSC/4/                                   -2.82   -3.13     2.69      3.87

COMPARATIVE PERFORMANCE                     9 MONTHS  1 YEAR  5 YEARS  10 YEARS
-----------------------                     --------  ------  -------  --------
Lehman Brothers Muncipal Bond Index/3/          3.89%   3.89%    5.67%     6.03%
Morningstar Muni National Long Fund Avg./5/     3.31    2.82     4.25      4.98
Lipper General Municipal Debt Funds Avg./6/     3.31    2.90     4.23      4.94

                                                 YIELDS AS OF SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
                                             CLASS A   CLASS B
                                             -------   -------
SEC 30-day yield/7/                             3.77%     3.22%
Taxable equivalent yield/8/                     5.80      4.95

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

* Other classes of shares are available for which performance, fees, and expenses will differ.

                                              PORTFOLIO AS OF SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                  CREDIT QUALITY

                              [CHART APPEARS HERE]

                  Aaa      Aa     A     Baa    Ca and Not Rated
                 -----    ----   ----   ----   ----------------
                  53.6%   17.6%   4.7%  14.6%               9.5%

                               Average quality: Aa

Credit quality is based on bond ratings from Moody's Investors Service

                                                              EFFECTIVE MATURITY

                              [CHART APPEARS HERE]

                   1 year   1-5 years  5-10 years  10+ years
                   ------   ---------  ----------  ---------
                      7.1%       14.0%       59.0%      19.9%

                     Average effective maturity: 9.7 years

See page 5 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

/1/  Does not include a sales charge.
/2/  Includes the maximum sales charge of 4.50%.
/3/ Lehman Brothers Municipal Bond Index is an unmanaged composite measure of the performance of the municipal bond market.
/4/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.
/5/ Morningstar Muni National Long Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
/6/ Lipper General Municipal Debt Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
/7/ SEC yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/8/ Taxable equivalent yield is based on the maximum federal income tax bracket of 35%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains distributions, if any, are subject to the capital gains tax.
                                                                               4

                    LOOMIS SAYLES TAX FREE INCOME FUNDS RISKS

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

THE FUNDS

Loomis Sayles Massachusetts Tax Free Income Fund concentrates its assets in municipal bonds issued in Massachusetts. The fund may invest a portion of assets in lower-rated bonds. Some income may be subject to federal and Massachusetts state taxes.

Loomis Sayles Municipal Income Fund invests primarily in municipal securities issued by state and local governments. Some income may be subject to federal and state taxes.

THE RISKS

Lower-quality bonds offer higher yields than high-quality bonds in return for more risks. These risks include a greater risk of default than higher-quality issues and greater risk of loss of principal.

U.S. government securities are guaranteed if held to maturity, but mutual funds that invest in these securities are not guaranteed. The value of fund shares will fluctuate and you may have a gain or a loss when you sell your shares.

State-specific mutual funds focus investments in a single state, so the fund's income level and/or the value of fund shares may rise or fall to reflect the state's financial strength; a fund that owns securities issued in different states is able to diversify risks.

Capital gains distributions, if any, are fully taxable.

Alternative Minimum Tax (AMT) may apply to certain shareholders who receive large amounts of income from tax-free investments.

Changes in interest rates can affect the value of fund shares. The value of fixed-income securities generally goes down when interest rates rise and goes up when rates decline.

Principal and interest payments on insured bonds are backed by an insurance company if held to maturity, but mutual funds that invest in these securities are not insured. The fund's dividend rate and the value of its shares will fluctuate and you may have a gain or a loss when you sell your shares.

                LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND
                             SCHEDULE OF INVESTMENTS

Investments as of September 30, 2003

    PRINCIPAL
     AMOUNT      DESCRIPTION                                              VALUE(a)
---------------------------------------------------------------------------------------
TAX EXEMPT OBLIGATIONS -- 94.8% OF TOTAL NET ASSETS
                 GUAM AIRPORT AUTHORITY -- 1.7%
  $  1,500,000   Airport Authority Revenue Bond Series B,
                 6.600%, 10/01/2010 ..................................   $   1,538,250
                                                                         -------------
                 MARTHA'S VINEYARD, MA,
                 LAND BANK REVENUE -- 1.1%
     1,000,000   5.000%, 5/01/2032, (AMBAC insured) ..................       1,010,090
                                                                         -------------
                 MASSACHUSETTS BAY
                 TRANSPORTATION AUTHORITY -- 6.1%
     3,000,000   Assessment Series A,
                 5.250%, 7/01/2030 ...................................       3,086,970
     2,500,000   Series A,
                 5.000%, 7/01/2032 ...................................       2,523,150
                                                                         -------------
                                                                             5,610,120
                                                                         -------------
                 MASSACHUSETTS STATE -- 5.4%
     4,000,000   State Refunding Series A,
                 6.500%, 11/01/2014, (AMBAC insured) ................        4,992,760
                                                                         -------------
                 MASSACHUSETTS STATE DEVELOPMENT
                 FINANCE AGENCY -- 18.8%
     2,500,000   Cambridge Street Development Series A,
                 5.125%, 2/01/2034, (MBIA insured) ...................       2,541,625
     2,505,000   Concord-Assabet Family Services,
                 5.900%, 11/01/2018 ..................................       1,983,083
     3,000,000   Health Care Facility Alliance,
                 7.100%, 7/01/2032 ...................................       2,882,010
     4,000,000   Mount Holyoke College,
                 5.250%, 7/01/2031 ...................................       4,115,200
     2,800,000   Refunding Springfield Resource Recovery-A,
                 5.625%, 6/01/2019 ...................................       2,910,264
     1,100,000   Visual and Performing Arts,
                 6.000%, 8/01/2021 ...................................       1,314,434
     1,610,000   WGBH Educational Foundation Series A,
                 5.375%, 1/01/2042, (AMBAC insured) ..................       1,667,574
                                                                         -------------
                                                                            17,414,190
                                                                         -------------
                 MASSACHUSETTS STATE HEALTH &
                 EDUCATIONAL FACILITIES AUTHORITY -- 32.6%
     1,160,000   Baystate Medical Center Series F,
                 5.700%, 7/01/2027 ...................................       1,199,811
     1,500,000   Beverly Hospital Rib, Pre-Refunded,
                 10.270%, 6/18/2020, (MBIA insured) (c) ..............       1,728,960
     2,200,000   Catholic Health East,
                 5.500%, 11/15/2032 ..................................       2,206,886
     3,000,000   Dana Farber Series G-1,
                 6.250%, 12/01/2022 ..................................       3,140,940
     3,000,000   Harvard Univerity Series N,
                 6.250%, 4/01/2020 ...................................       3,747,420
     1,200,000   Harvard University Series F,
                 5.125%, 7/15/2037 ...................................       1,229,556
       500,000   Milton Hospital Series C,
                 5.500%, 7/01/2016 ...................................         512,335
     1,000,000   New England Medical Center Series H,
                 5.000%, 5/15/2022, (FGIC insured) ...................       1,033,370
     3,000,000   Nichols College Series C,
                 6.000%, 10/01/2017 ..................................       2,819,250
     2,000,000   Partners Healthcare Systems Series B,
                 5.250%, 7/01/2029 ...................................       2,022,780
     2,500,000   Partners Healthcare Systems Series C,
                 5.750%, 7/01/2021 ...................................       2,665,200
     1,500,000   Tufts University Series I,
                 5.250%, 2/15/2030 ...................................       1,541,385
     1,000,000   University of Massachusetts Project Series C,
                 5.250%, 10/01/2031, (MBIA insured) ..................       1,032,040
     2,000,000   University of Massachusetts Series C,
                 5.125%, 10/01/2034, (FGIC insured) ..................       2,035,740
     2,265,000   Wellesley College Series F,
                 5.125%, 7/01/2039 ...................................       2,300,357
     1,000,000   Williams College Series H,
                 5.000%, 7/01/2033 ...................................       1,009,440
                                                                         -------------
                                                                            30,225,470
                                                                         -------------
                 MASSACHUSETTS STATE HOUSING
                 FINANCE AGENCY -- 2.6%
     1,455,000   Single Family Mortgage Series 21,
                 7.125%, 6/01/2025 ...................................       1,465,389
       910,000   Single Family Mortgage Series 89,
                 5.400%, 12/01/2023 ..................................         930,475
                                                                         -------------
                                                                             2,395,864
                                                                         -------------
                 MASSACHUSETTS STATE INDUSTRIAL
                 FINANCE AGENCY -- 2.4%
     2,000,000   FHA Briscoe House Assisted Living,
                 7.125%, 2/01/2036, (FHA insured) ....................       2,230,480
                                                                         -------------
                 MASSACHUSETTS STATE PORT AUTHORITY -- 3.3%
     1,750,000   Delta Air Lines, Inc. Project Series A,
                 5.500%, 1/01/2019, (AMBAC insured) ..................       1,838,795
     1,200,000   Series A,
                 5.000%, 7/01/2033, (MBIA insured) ...................       1,213,188
                                                                         -------------
                                                                             3,051,983
                                                                         -------------
                 MASSACHUSETTS STATE TURNPIKE AUTHORITY -- 3.2%
     2,950,000   Metropolitan Highway System,
                 Capital Appreciation Senior Series A,
                 5.000%, 1/01/2037, (MBIA insured) ...................       2,958,230
                                                                         -------------
                 MASSACHUSETTS STATE WATER
                 RESOURCES AUTHORITY -- 6.5%
     2,000,000   General Series B,
                 5.125%, 8/01/2027, (MBIA insured) ...................       2,047,820
     3,240,000   Series A,
                 6.500%, 7/15/2019, (FGIC insured) ...................       4,020,808
                                                                         -------------
                                                                             6,068,628
                                                                         -------------
                 NEW ENGLAND EDUCATION LOAN MARKETING -- 3.7%
     3,000,000   Student Loan Revenue Bond Sub-Issue H,
                 6.900%, 11/01/2009 ..................................       3,469,950
                                                                         -------------
                 PUERTO RICO COMMONWEALTH AQUEDUCT &
                 SEWER AUTHORITY -- 4.9%
     3,000,000   Aqueduct & Sewer Authority,
                 6.250%, 7/01/2013 ...................................       3,579,150
       745,000   Aqueduct & Sewer Authority,
                 10.250%, 7/01/2009 ..................................         935,176
                                                                         -------------
                                                                             4,514,326
                                                                         -------------
                 UNIVERSITY OF MASSACHUSETTS BUILDING
                 AUTHORITY -- 2.5%
     2,200,000   SR - Series I
                 5.250%, 11/01/2028, (AMBAC insured) .................       2,282,654
                                                                         -------------
                 Total Tax Exempt Obligations
                 (Cost $84,325,614) ..................................      87,762,995
                                                                         -------------

                 See accompanying notes to financial statements.

                LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND
                       SCHEDULE OF INVESTMENTS (continued)

Investments as of September 30, 2003

   PRINCIPAL
     AMOUNT     DESCRIPTION                                                VALUE(a)
--------------------------------------------------------------------------------------
SHORT TERM INVESTMENT -- 2.6% OF TOTAL NET ASSETS
$    2,428,204  Repurchase Agreement with Investors Bank &
                Trust Co. dated 9/30/2003 at 0.75% to be
                repurchased at $2,428,255 on 10/01/2003,
                collateralized by $2,463,126 Federal Home
                Loan Mortgage Bond, 3.77%, due 2/01/2026
                valued at $2,549,793 ...............................     $   2,428,204
                                                                         -------------
                Total Short Term Investment
                (Cost $2,428,204) ..................................         2,428,204
                                                                         -------------
                Total Investments - 97.4%
                (Identified Cost $86,753,818) (b) ..................        90,191,199
                Other assets less liabilities ......................         2,361,541
                                                                         -------------
                Total Net Assets - 100.0% ..........................     $  92,552,740
                                                                         =============

(a)  See Note 2a of Notes to Financial Statements.

(b)  Federal Tax Information:
     At September 30, 2003, the net unrealized appreciation on investments based on cost of $86,752,908 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost .............    $   4,448,631
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost
     over value .....................................................       (1,010,340)
                                                                         -------------
     Net unrealized appreciation ....................................    $   3,438,291
                                                                         =============

     At September 30, 2003, the Fund had a capital loss carryover of approximately $2,539,647 of which $1,419,707 expires on December 31, 2007, $116,500 expires on December 31, 2008 and $1,003,440 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     At September 30, 2003, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $154,869 in undistributed ordinary income and $0 in undistributed long-term gains.

(c)  Inverse floating rate security.

AMBAC    American Municipal Bond Assurance Corp.
FGIC     Financial Guarantee Insurance Company
FHA      Federal Housing Administration
MBIA     Municipal Bond Investors Assurance Corp.
Rib      Residual interest bond

HOLDINGS BY REVENUE SOURCE AT SEPTEMBER 30, 2003
(unaudited)

                                   % of Net Assets
                                   ---------------
   University                            14.2
   Water                                 11.4
   College                               11.1
   Financial                              8.1
   Hospital                               8.0
   Mass Transit                           4.9
   Student Loan                           3.8
   Airport                                3.7
   Special Assessment                     3.3
   Turnpike                               3.2
   Pooled Funds                           3.2
   Nursing Home                           3.1
   Health                                 2.9
   Hospital System Bonds                  2.9
   Financial Services                     2.6
   Single-Family                          2.6
   Assisted Living                        2.4
   Other, less than 2% each               6.0

                 See accompanying notes to financial statements.

          LOOMIS SAYLES MUNICIPAL INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2003

    PRINCIPAL
     AMOUNT      DESCRIPTION                                               VALUE(a)
--------------------------------------------------------------------------------------
TAX EXEMPT OBLIGATIONS -- 96.0% OF TOTAL NET ASSETS
                 CALIFORNIA -- 7.8%
  $    500,000   California Department of Water Resources,
                 5.875%, 5/01/2016 ...................................   $     561,505
     2,000,000   California State,
                 5.000%, 10/01/2032 ..................................       1,929,220
     2,500,000   California State,
                 5.000%, 2/01/2029, (MBIA insured) ...................       2,515,325
     2,000,000   California State,
                 5.125%, 6/01/2027 ...................................       1,990,560
       100,000   Golden State Tobacco Securitization Corp.,
                 5.750%, 6/01/2021 ...................................         105,502
       250,000   Golden State Tobacco Securitization Corp.,
                 5.750%, 6/01/2022 ...................................         263,215
       250,000   Golden State Tobacco Securitization Corp.,
                 5.750%, 6/01/2023 ...................................         262,142
     3,000,000   Sacramento, CA, Power Authority,
                 6.000%, 7/01/2022 ...................................       3,136,050
                                                                         -------------
                                                                            10,763,519
                                                                         -------------
                 COLORADO -- 1.5%
     2,000,000   Denver, CO, City & County Airport,
                 5.250%, 11/15/2023, (MBIA insured) ..................       2,071,380
                                                                         -------------
                 DISTRICT OF COLUMBIA -- 3.9%
     5,280,000   Metropolitan Washington D.C. Airports Authority,
                 5.125%, 10/01/2029, (FGIC insured) ..................       5,320,656
                                                                         -------------
                 FLORIDA -- 2.3%
     3,000,000   Escambia County, FL, Pollution Control,
                 6.900%, 8/01/2022 ...................................       3,129,000
                                                                         -------------
                 ILLINOIS -- 11.1%
     3,400,000   Chicago, IL, Neighborhoods Alive 21,
                 5.000%, 1/01/2041, (FGIC insured) ...................       3,432,538
     2,500,000   Chicago, IL, O'Hare International Airport,
                 6.100%, 11/01/2035 (c) ..............................         547,150
     2,780,000   Illinois Educational Facilities Authority,
                 University of Chicago,
                 5.000%, 7/01/2033 ...................................       2,789,091
     3,000,000   Illinois Educational Facilities Authority,
                 University of Chicago,
                 5.125%, 7/01/2038 ...................................       3,018,960
     1,750,000   Illinois State,
                 5.400%, 12/01/2020, (MBIA insured) ..................       1,887,655
     3,500,000   Metropolitan Pier & Exposition Authority,
                 5.250%, 6/15/2042, (MBIA insured) ...................       3,605,420
                                                                         -------------
                                                                            15,280,814
                                                                         -------------
                 INDIANA -- 5.3%
     2,000,000   Indiana Transportation Finance Authority,
                 5.375%, 12/01/2025 ..................................       2,088,540
     5,000,000   Indianapolis, IN, Local Public Improvement Bond Bank,
                 5.250%, 7/01/2033, (MBIA insured) ...................       5,174,200
                                                                         -------------
                                                                             7,262,740
                                                                         -------------
                 MASSACHUSETTS -- 3.0%
     1,145,000   Massachusetts Housing Finance Agency,
                 6.600%, 12/01/2026 ..................................       1,181,548
     1,000,000   Massachusetts Port Authority,
                 5.000%, 7/01/2033, (MBIA insured) ...................       1,010,990
     2,000,000   Massachusetts Turnpike Authority,
                 5.000%, 1/01/2039, (AMBAC insured) ..................       2,005,860
                                                                         -------------
                                                                             4,198,398
                                                                         -------------
                 MICHIGAN -- 5.9%
     2,850,000   Michigan Hospital Finance Authority,
                 Henry Ford Health System,
                 5.500%, 3/01/2014 ...................................       3,054,915
     5,000,000   University of Michigan,
                 5.250%, 12/01/2020 ..................................       5,156,100
                                                                         -------------
                                                                             8,211,015
                                                                         -------------
                 MISSISSIPPI -- 3.8%
     2,000,000   Lowndes County, MS, Solid Waste
                 Disposal & Pollution Control,
                 6.700%, 4/01/2022 ...................................       2,299,300
     2,500,000   Lowndes County, MS, Solid Waste
                 Disposal & Pollution Control,
                 6.800%, 4/01/2022 ...................................       2,903,175
                                                                         -------------
                                                                             5,202,475
                                                                         -------------
                 NEW JERSEY -- 0.7%
     1,000,000   New Jersey Health Care Facilities Financing Authority,
                 Catholic Health East,
                 5.375%, 11/15/2033 ..................................       1,013,650
                                                                         -------------
                 NEW YORK -- 12.5%
     1,500,000   New York City, NY,
                 6.000%, 5/15/2030 ...................................       1,629,555
     2,000,000   New York City, NY,
                 6.000%, 1/15/2020 ...................................       2,224,560
     3,000,000   New York Dormitory Authority,
                 5.500%, 5/15/2013 ...................................       3,408,930
     2,740,000   New York Dormitory Authority,
                 5.750%, 7/01/2013 ...................................       3,160,891
     1,700,000   Port Authority of New York & New Jersey,
                 7.000%, 10/01/2007 ..................................       1,793,874
     5,000,000   Triborough Bridge & Tunnel Authority,
                 5.000%, 1/01/2032 ...................................       5,030,350
                                                                         -------------
                                                                            17,248,160
                                                                         -------------
                 NORTH CAROLINA -- 1.0%
     1,300,000   North Carolina Eastern Municipal Power Agency,
                 5.500%, 1/01/2012 ...................................       1,414,088
                                                                         -------------
                 OREGON -- 3.0%
     4,000,000   Western Generation Agency,
                 7.400%, 1/01/2016 ...................................       4,078,560
                                                                         -------------
                 PENNSYLVANIA -- 12.3%
     3,300,000   Lehigh County, PA, General Purpose Authority,
                 Saint Luke's Hospital of Bethlehem,
                 5.250%, 8/15/2023 ...................................       3,212,022
     3,000,000   Pennsylvania Economic Development Financing Authority,
                 6.600%, 1/01/2019 ...................................       3,027,540
     3,000,000   Pennsylvania Economic Development Financing Authority,
                 7.600%, 12/01/2024 ..................................       3,180,540
     5,000,000   Pennsylvania Industrial Development Authority,
                 5.500%, 7/01/2019, (AMBAC insured) ..................       5,554,150
     2,000,000   Pennsylvania Turnpike Commission,
                 5.000%, 7/15/2041, (AMBAC insured) ..................       2,011,200
                                                                         -------------
                                                                            16,985,452
                                                                         -------------
                 PUERTO RICO -- 1.6%
     2,000,000   Puerto Rico Infrastructure Financing Authority,
                 5.500%, 10/01/2040 ..................................       2,178,780
                                                                         -------------
                 SOUTH CAROLINA -- 2.3%
     3,000,000   Greenville County, SC, School District,
                 5.500%, 12/01/2028 ..................................       3,137,820
                                                                         -------------

                 See accompanying notes to financial statements.

Investments as of September 30, 2003

   PRINCIPAL
     AMOUNT      DESCRIPTION                                               VALUE (a)
--------------------------------------------------------------------------------------
                 TENNESSEE -- 1.9%
  $  2,500,000   Maury County, TN, Industrial Development Board,
                 Pollution Control,
                 6.500%, 9/01/2024 ...................................   $   2,588,375
                                                                         -------------
                 TEXAS -- 10.6%
     5,000,000   Dallas/Fort Worth, TX, International Airport,
                 5.000%, 11/01/2032, (AMBAC insured) .................       4,963,200
     1,900,000   Denton County, TX,
                 5.125%, 7/15/2026 ...................................       1,937,962
     3,000,000   Houston, TX, Water & Sewer System,
                 5.250%, 12/01/2023, (FGIC insured) ..................       3,108,330
     1,435,000   Katy, TX, Independent School District,
                 5.125%, 2/15/2020 ...................................       1,515,590
     3,000,000   Lewisville, TX, Independent School District,
                 5.250%, 8/15/2027 ...................................       3,113,370
                                                                         -------------
                                                                            14,638,452
                                                                         -------------
                 WASHINGTON -- 5.5%
     2,000,000   Energy Northwest,
                 5.500%, 7/01/2014 ...................................       2,268,540
     3,000,000   Grant County, WA, Public Utility District No. 2,
                 Wanapum Hydroelectric,
                 5.000%, 1/01/2035, (MBIA insured) ...................       3,002,640
     2,250,000   Port of Seattle, WA,
                 5.000%, 4/01/2031, (FGIC insured) ...................       2,264,873
                                                                         -------------
                                                                             7,536,053
                                                                         -------------
                 Total Tax Exempt Obligations
                 (Identified Cost $127,917,760) ......................     132,259,387
                                                                         -------------
SHORT TERM INVESTMENT -- 6.6% OF TOTAL NET ASSETS
     9,114,501   Repurchase Agreement with Investors Bank & Trust Co.
                 dated 9/30/2003 at 0.75% to be repurchased at
                 $9,114,691 on 10/01/2003, collateralized by
                 $9,534,646 Federal National Mortgage Association
                 Bond, 1.62%, due 11/25/2030 valued at $9,573,702 ....       9,114,501
                                                                         -------------
                 Total Short Term Investment
                 (Cost $9,114,501) ...................................       9,114,501
                                                                         -------------
                 Total Investments -- 102.6%
                 (Identified Cost $137,032,261) (b) ..................     141,373,888
                 Other assets less liabilities .......................      (3,584,211)
                                                                         -------------
                 Total Net Assets -- 100.0% ..........................   $ 137,789,677
                                                                         =============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At September 30, 2003, the net unrealized appreciation on investments based on cost of $136,677,988 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value
     over tax cost ...................................................   $   6,407,360
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost
     over value ......................................................      (1,711,460)
                                                                         -------------
     Net unrealized appreciation .....................................   $   4,695,900
                                                                         =============

     At September 30, 2003, the Fund had a capital loss carryover of approximately $1,700,392 of which expires on December 31, 2007.
     This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
     At September 30, 2003, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $505,752 in undistributed ordinary income and $0 in undistributed long-term gains.
(c)  Non-income producing security.

AMBAC    American Municipal Bond Assurance Corp.
FGIC     Financial Guarantee Insurance Company
MBIA     Municipal Bond Investors Assurance Corp.

HOLDINGS BY REVENUE SOURCE AT SEPTEMBER 30, 2003 (unaudited)

                                 % of Net Assets
                                 ---------------
     Various Purpose                  14.0
     University                       12.7
     Improvement                       9.5
     Financial Services                6.6
     Solid Waste Disposal              6.1
     Water                             6.0
     Airport                           5.1
     Pooled Funds                      4.1
     Financial                         4.0
     Insured                           3.9
     Electric                          3.1
     Paper/Forest Products             3.0
     Turnpike                          2.9
     Development                       2.6
     Hospital                          2.3
     Public Power/Utility              2.3
     Hospital System Bonds             2.2
     Mining                            2.2
     Public Utility District           2.2
     Other, less than 2% each          7.8

                 See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES

September 30, 2003

                                                                     MASSACHUSETTS
                                                                    TAX FREE INCOME     MUNICIPAL INCOME
                                                                         FUND                 FUND
                                                                    ---------------     ----------------
ASSETS
     Investments at cost ........................................   $    86,753,818     $    137,032,261
     Net unrealized appreciation ................................         3,437,381            4,341,627
                                                                    ---------------     ----------------
         Investments at value ...................................        90,191,199          141,373,888
     Receivable for Fund shares sold ............................             3,693               24,986
     Receivable for securities sold .............................         1,326,000                   --
     Interest receivable ........................................         1,491,135            2,000,596
                                                                    ---------------     ----------------
         TOTAL ASSETS ...........................................        93,012,027          143,399,470
                                                                    ---------------     ----------------
LIABILITIES
     Payable for securities purchased ...........................                --            5,246,021
     Payable for Fund shares redeemed ...........................           141,174               70,679
     Dividends payable ..........................................            83,120               89,686
     Management fees payable ....................................           139,541               52,336
     Deferred Trustees' fees ....................................            29,398               70,562
     Transfer agent fees payable ................................            13,707               19,700
     Accounting and administrative fees payable .................             6,004                8,911
     Other accounts payable and accrued expenses ................            46,343               51,898
                                                                    ---------------     ----------------
         TOTAL LIABILITIES ......................................           459,287            5,609,793
                                                                    ---------------     ----------------
NET ASSETS ......................................................   $    92,552,740     $    137,789,677
                                                                    ===============     ================
NET ASSETS CONSIST OF:
     Paid in capital ............................................   $    91,780,718     $    135,404,303
     Undistributed (overdistributed) net investment income ......            19,469              147,016
     Accumulated net realized gain (loss) on investments ........        (2,684,828)          (2,103,269)
     Net unrealized appreciation (depreciation) of investments ..         3,437,381            4,341,627
                                                                    ---------------     ----------------
NET ASSETS ......................................................   $    92,552,740     $    137,789,677
                                                                    ===============     ================
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
     Class A shares:
         Net assets .............................................   $    86,367,598     $    126,905,761
                                                                    ===============     ================
         Shares of beneficial interest ..........................         5,263,294           17,134,007
                                                                    ===============     ================
         Net asset value and redemption price per share .........   $         16.41     $           7.41
                                                                    ===============     ================
         Offering price per share ...............................   $         17.14     $           7.76
                                                                    ===============     ================
     Class B shares: (redemption price is equal to net asset
      value less any applicable contingent deferred sales
      charges)
         Net assets .............................................   $     6,185,142     $     10,883,916
                                                                    ===============     ================
         Shares of beneficial interest ..........................           377,778            1,468,214
                                                                    ===============     ================
         Net asset value and offering price per share ...........   $         16.37     $           7.41
                                                                    ===============     ================

                 See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS

                                                                       MASSACHUSETTS TAX FREE              MUNICIPAL INCOME
                                                                             INCOME FUND                         FUND
                                                                   ------------------------------   ------------------------------
                                                                   FOR THE PERIOD                   FOR THE PERIOD
                                                                   JANUARY 1, 2003                  JANUARY 1, 2003
                                                                       THROUGH        YEAR ENDED        THROUGH        YEAR ENDED
                                                                    SEPTEMBER 30,    DECEMBER 31,    SEPTEMBER 30,    DECEMBER 31,
                                                                        2003             2002            2003             2002
                                                                   ---------------   ------------   ---------------   ------------
INVESTMENT INCOME
     Interest ...................................................  $     3,800,868   $  5,446,946   $     5,533,365   $  8,578,121
                                                                   ---------------   ------------   ---------------   ------------
     Expenses
         Management fees ........................................          424,577        590,987           488,937        686,999
         Service and distribution fees - Class A ................          230,730        318,340           242,276        341,958
         Service and distribution fees - Class B ................           48,402         75,554            85,415        130,927
         Trustees' fees and expenses ............................           17,668         10,181            27,357          7,960
         Accounting and administrative ..........................           57,630         56,477            85,899         85,701
         Custodian ..............................................           27,827         52,516            29,161         57,233
         Transfer agent .........................................          121,454        189,599           173,510        278,149
         Audit and tax services .................................           39,318         35,479            34,874         37,479
         Legal ..................................................            8,356          8,488            11,227         12,852
         Shareholder reporting ..................................           17,188          5,606            21,731          5,525
         Registration ...........................................           11,794         14,351            20,528         26,963
         Miscellaneous ..........................................            6,582          6,728             8,048          8,648
                                                                   ---------------   ------------   ---------------   ------------
     Total expenses .............................................        1,011,526      1,364,306         1,228,963      1,680,394
                                                                   ---------------   ------------   ---------------   ------------
     Net investment income ......................................        2,789,342      4,082,640         4,304,402      6,897,727
                                                                   ---------------   ------------   ---------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Realized gain (loss) on:
         Investments - net ......................................          877,919       (916,633)        1,148,331      2,710,093
     Change in unrealized appreciation (depreciation) of:
         Investments - net ......................................         (851,243)     4,433,497        (1,633,204)       872,708
                                                                   ---------------   ------------   ---------------   ------------
     Net realized and unrealized gain (loss) on investments .....           26,676      3,516,864          (484,873)     3,582,801
                                                                   ---------------   ------------   ---------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .  $     2,816,018   $  7,599,504   $     3,819,529   $ 10,480,528
                                                                   ===============   ============   ===============   ============

                 See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                    MASSACHUSETTS TAX FREE
                                                         INCOME FUND                              MUNICIPAL INCOME FUND
                                    ---------------------------------------------  ----------------------------------------------
                                    FOR THE PERIOD                                 FOR THE PERIOD
                                    JANUARY 1, 2003                                JANUARY 1, 2003
                                        THROUGH        YEAR ENDED   YEAR ENDED         THROUGH        YEAR ENDED     YEAR ENDED
                                     SEPTEMBER 30,    DECEMBER 31,  DECEMBER 31,    SEPTEMBER 30,    DECEMBER 31,    DECEMBER 31,
                                         2003             2002          2001            2003             2002           2001
                                    ---------------   ------------  -------------  ---------------  --------------  -------------
FROM OPERATIONS:
  Net investment income ........... $     2,789,342   $  4,082,640  $   4,627,821  $     4,304,402  $    6,897,727  $   7,609,976
  Net realized gain (loss) on
  investments .....................         877,919       (916,633)       776,917        1,148,331       2,710,093      1,576,039
  Net change in unrealized
  appreciation (depreciation) of
  investments .....................        (851,243)     4,433,497     (2,286,354)      (1,633,204)        872,708     (4,432,914)
                                    ---------------   ------------  -------------  ---------------  --------------  -------------
  Increase in net assets resulting
  from operations .................       2,816,018      7,599,504      3,118,384        3,819,529      10,480,528      4,753,101
                                    ---------------   ------------  -------------  ---------------  --------------  -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class A .......................      (2,628,195)    (3,827,503)    (4,279,023)      (4,027,619)     (6,303,086)    (6,957,695)
    Class B .......................        (161,498)      (276,899)      (346,489)        (290,127)       (507,956)      (613,563)
                                    ---------------   ------------  -------------  ---------------  --------------  -------------
                                         (2,789,693)    (4,104,402)    (4,625,512)      (4,317,746)     (6,811,042)    (7,571,258)
                                    ---------------   ------------  -------------  ---------------  --------------  -------------
INCREASE (DECREASE) IN NET ASSETS
DERIVED
FROM CAPITAL SHARE TRANSACTIONS ...      (6,268,959)    (2,388,573)    (1,303,920)      (7,043,056)    (10,738,646)    (1,840,581)
                                    ---------------   ------------  -------------  ---------------  --------------  -------------
Total increase (decrease) in net
 assets ...........................      (6,242,634)     1,106,529     (2,811,048)      (7,541,273)     (7,069,160)    (4,658,738)
NET ASSETS
  Beginning of period .............      98,795,374     97,688,845    100,499,893      145,330,950     152,400,110    157,058,848
                                    ---------------   ------------  -------------  ---------------  --------------  -------------
  End of period ................... $    92,552,740   $ 98,795,374  $  97,688,845  $   137,789,677  $  145,330,950  $ 152,400,110
                                    ===============   ============  =============  ===============  ==============  =============
UNDISTRIBUTED (OVERDISTRIBUTED)
NET INVESTMENT INCOME ............. $        19,469   $     19,970  $      41,608  $       147,016  $      146,768  $     172,699
                                    ===============   ============  =============  ===============  ==============  =============

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                                     INCOME (LOSS) FROM INVESTMENT OPERATIONS:          LESS DISTRIBUTIONS:
                                                     -----------------------------------------    -------------------------------
                                         NET ASSET
                                          VALUE,                   NET REALIZED                      DIVIDENDS      DISTRIBUTIONS
                                         BEGINNING      NET       AND UNREALIZED    TOTAL FROM         FROM           FROM NET
                                            OF       INVESTMENT   GAIN (LOSS) ON    INVESTMENT    NET INVESTMENT      REALIZED
                                        THE PERIOD     INCOME       INVESTMENTS     OPERATIONS        INCOME        CAPITAL GAINS
                                        ----------   ----------   --------------    ----------    --------------    -------------
MASSACHUSETTS TAX FREE INCOME FUND

   CLASS A
   9/30/2003(e)                         $    16.40    $    0.49     $    0.01       $    0.50        $   (0.49)       $      --
   12/31/2002                                15.82         0.67          0.59            1.26            (0.68)              --
   12/31/2001 (d)                            16.06         0.75         (0.24)           0.51            (0.75)              --
   12/31/2000                                15.48         0.82          0.57            1.39            (0.81)              --
   12/31/1999                                17.02         0.82         (1.50)          (0.68)           (0.83)           (0.03)
   12/31/1998                                17.13         0.86         (0.04)           0.82            (0.85)           (0.08)

   CLASS B
   9/30/2003(e)                              16.36         0.41          0.01            0.42            (0.41)              --
   12/31/2002                                15.78         0.57          0.58            1.15            (0.57)              --
   12/31/2001 (d)                            16.03         0.64         (0.24)           0.40            (0.65)              --
   12/31/2000                                15.45         0.71          0.58            1.29            (0.71)              --
   12/31/1999                                16.98         0.71         (1.49)          (0.78)           (0.72)           (0.03)
   12/31/1998                                17.09         0.74         (0.03)           0.71            (0.74)           (0.08)

MUNICIPAL INCOME FUND

   CLASS A
   9/30/2003(e)                         $     7.43    $    0.23     $   (0.02)      $    0.21        $   (0.23)       $      --
   12/31/2002                                 7.25         0.34          0.18            0.52            (0.34)              --
   12/31/2001 (d)                             7.39         0.36         (0.14)           0.22            (0.36)              --
   12/312000                                  7.17         0.40          0.21            0.61            (0.39)              --
   12/31/1999                                 7.76         0.39         (0.59)          (0.20)           (0.39)              --
   12/31/1998                                 7.75         0.39          0.01            0.40            (0.39)              --

   CLASS B
   9/30/2003(e)                               7.44         0.19         (0.03)           0.16            (0.19)              --
   12/31/2002                                 7.25         0.29          0.19            0.48            (0.29)              --
   12/31/2001 (d)                             7.39         0.31         (0.14)           0.17            (0.31)              --
   12/31/2000                                 7.17         0.35          0.21            0.56            (0.34)              --
   12/31/1999                                 7.76         0.33         (0.59)          (0.26)           (0.33)              --
   12/31/1998                                 7.75         0.33          0.01            0.34            (0.33)              --

                                        LESS DISTRIBUTIONS:
                                        -------------------
                                                              NET ASSET
                                                                VALUE,         TOTAL
                                               TOTAL            END OF         RETURN
                                           DISTRIBUTIONS      THE PERIOD      (%) (a)
                                           -------------      ----------     ---------
MASSACHUSETTS TAX FREE INCOME FUND

   CLASS A
   9/30/2003(e)                             $    (0.49)       $   16.41        3.1
   12/31/2002                                    (0.68)           16.40        8.1
   12/31/2001 (d)                                (0.75)           15.82        3.2(b)
   12/31/2000                                    (0.81)           16.06        9.3(b)
   12/31/1999                                    (0.86)           15.48       (4.1)(b)
   12/31/1998                                    (0.93)           17.02        4.9(b)

   CLASS B
   9/30/2003(e)                                  (0.41)           16.37        2.6
   12/31/2002                                    (0.57)           16.36        7.4
   12/31/2001 (d)                                (0.65)           15.78        2.5(b)
   12/31/2000                                    (0.71)           16.03        8.6(b)
   12/31/1999                                    (0.75)           15.45       (4.7)(b)
   12/31/1998                                    (0.82)           16.98        4.2(b)

MUNICIPAL INCOME FUND

   CLASS A
   9/30/2003(e)                             $    (0.23)       $    7.41        2.9
   12/31/2002                                    (0.34)            7.43        7.3
   12/31/2001 (d)                                (0.36)            7.25        3.0
   12/312000                                     (0.39)            7.39        8.8
   12/31/1999                                    (0.39)            7.17       (2.8)
   12/31/1998                                    (0.39)            7.76        5.3

   CLASS B
   9/30/2003(e)                                  (0.19)            7.41        2.2
   12/31/2002                                    (0.29)            7.44        6.7
   12/31/2001 (d)                                (0.31)            7.25        2.2
   12/31/2000                                    (0.34)            7.39        8.0
   12/31/1999                                    (0.33)            7.17       (3.5)
   12/31/1998                                    (0.33)            7.76        4.5

                                                                 RATIOS TO AVERAGE NET ASSETS:
                                              ----------------------------------------------------------------
                                                NET ASSETS,
                                                  END OF                        NET INVESTMENT      PORTFOLIO
                                                THE PERIOD         EXPENSES        INCOME           TURNOVER
                                                  (000)             (%)(f)         (%)(f)           RATE (%)
                                              --------------      ----------    --------------     -----------
MASSACHUSETTS TAX FREE INCOME FUND
                                              $       86,368         1.38            3.99                 9
   CLASS A                                            92,053         1.34            4.19                33
   9/30/2003(e)                                       89,376         1.35(c)         4.67                60
   12/31/2002                                         91,785         1.13(c)         5.24                68
   12/31/2001 (d)                                     97,270         1.00(c)         5.02                73
   12/31/2000                                        113,910         1.00(c)         4.93               125
   12/31/1999
   12/31/1998                                          6,185         2.03            3.34                 9
                                                       6,742         1.99            3.54                33
   CLASS B                                             8,313         2.00(c)         4.03                60
   9/30/2003(e)                                        8,715         1.78(c)         4.59                68
   12/31/2002                                          8,874         1.65(c)         4.37                73
   12/31/2001 (d)                                      9,026         1.65(c)         4.28               125
   12/31/2000
   12/31/1999
   12/31/1998

MUNICIPAL INCOME FUND

   CLASS A
   9/30/2003(e)
   12/31/2002                                 $      126,906         1.10            4.14                42
   12/31/2001 (d)                                    133,005         1.06            4.67                33
   12/312000                                         137,852         1.07            4.89                80
   12/31/1999                                        142,539         0.95            5.39               156
   12/31/1998                                        152,829         0.93            5.13               137
                                                     172,643         0.93            5.03                26
   CLASS B
   9/30/2003(e)                                       10,884         1.85            3.39                42
   12/31/2002                                         12,326         1.81            3.92                33
   12/31/2001 (d)                                     14,549         1.82            4.14                80
   12/31/2000                                         14,520         1.70            4.64               156
   12/31/1999                                         15,644         1.68            4.38               137
   12/31/1998                                         15,878         1.68            4.28                26

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations.
(b) Had certain expenses not been reduced during the period, total returns would have been lower.
(c) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Massachusetts Tax Free Income Fund was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A shares and from 4.02% to 4.03% for Class B shares. For Municipal Income Fund, the effect of this change was to increase net investment income per share by $.01 and decrease net realized and unrealized gains and losses per share by $.01 for Class A shares and Class B shares, and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(e)  For the nine months ended September 30, 2003.
(f)  Computed on an annualized basis for periods less than one year.

                 See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

For the Period Ended September 30, 2003

1. Organization. CDC Nvest Funds Trust II and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the tax free income funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports.

CDC Nvest Funds Trust II:
Loomis Sayles Massachusetts Tax Free Income Fund (the "Massachusetts Tax Free Income Fund"), formerly CDC Nvest Massachusetts Tax Free Income Fund.

Loomis Sayles Funds II:
Loomis Sayles Municipal Income Fund (the "Municipal Income Fund"), formerly CDC Nvest Municipal Income Fund.

In June, 2003 the Board of Trustees of the CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust and CDC Nvest Companies Trust I (the "CDC Nvest Funds Trusts") approved new Trustees for the Trusts in connection with the integration of the CDC Nvest Funds Trusts with Loomis Sayles Funds I and Loomis Sayles Funds II (the "Loomis Sayles Funds Trusts"). This approval resulted in a combined Board of Trustees for the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts.

Each Fund offers Class A and Class B shares. Class A shares of Massachusetts Tax Free Income Fund are sold with a maximum front end sales charge of 4.25%. Class A shares of Municipal Income Fund are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which can not be directly attributed are apportioned based on the relative net assets of each of the Funds in the Trusts.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service determines valuations for normal, institutional size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Funds' investment adviser, under the supervision of the Funds' Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Federal Income Taxes. The Trusts treat each Fund as a separate entity for Federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of market discount. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from short-term capital gains are considered to be ordinary income for tax purposes.

For the Period Ended September 30, 2003

e. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Each Fund's investment adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

f. Other. Each Fund changed its fiscal year end from December 31st to September 30th.

3. Purchases and Sales of Securities. For the nine months ended September 30, 2003, purchases and sales of securities (excluding short-term investments) were as follows:

  Fund                                      Purchases             Sales
----------------------------------       --------------      --------------
Massachusetts Tax Free Income Fund       $    8,713,541      $   17,325,049
Municipal Income Fund                        58,430,439          68,310,938


4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis Sayles & Company, L.P. ("Loomis Sayles") serves as the investment adviser to each of the Funds. Prior to September 1, 2003, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") served as each Fund's investment adviser and Loomis Sayles served as each Fund's subadviser. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable quarterly for Massachusetts Tax Free Income Fund and monthly for Municipal Income Fund, based on each Fund's average daily net assets:

                                                   Percentage of
                                             Average Daily Net Assets
                                         ----------------------------------
                                             First                Over
  Fund                                    $100 million        $100 million
----------------------------------       --------------      --------------
Massachusetts Tax Free Income Fund           0.300%              0.250%
Municipal Income Fund                        0.500%              0.375%

Prior to September 1, 2003, for Massachusetts Tax Free Income Fund, the management fee was 0.600% of the first $100 million of average daily net assets and 0.500% of average daily net assets in excess of $100 million.

For the period ended September 30, 2003, the management fees for each Fund were as follows:

                                           Management     Percentage of Average
  Fund                                        Fee           Daily Net Assets*
----------------------------------       --------------   ---------------------
Massachusetts Tax Free Income Fund        $   402,028           0.568%
Municipal Income Fund                         488,937           0.464%
*Annualized

CDC IXIS Advisers serves as the advisory administrator to Massachusetts Tax Free Income Fund. Under the terms of the advisory administration agreement, effective September 1, 2003, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable quarterly based on the Fund's average daily net assets. Prior to September 1, 2003 these services were included in the management fee arrangements:

                                                   Percentage of
                                             Average Daily Net Assets
                                         ----------------------------------
                                             First                Over
  Fund                                    $100 million        $100 million
----------------------------------       --------------      --------------
Massachusetts Tax Free Income Fund           0.300%              0.250%

For the period ended September 30, 2003, the advisory administration fee for the Fund was as follows:

                                            Advisory      Percentage of Average
  Fund                                 Administration Fee   Daily Net Assets*
----------------------------------     ------------------ ---------------------
Massachusetts Tax Free Income Fund        $    22,549           0.032%
*Annualized

Management and advisory administration fees are combined in the statement of operations as management fees.

For the Period Ended September 30, 2003

Loomis Sayles and CDC IXIS Advisers are wholly-owned subsidiaries of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). Certain officers and directors of Loomis Sayles and CDC IXIS Advisers are also Trustees of the Funds.

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Funds and has subcontracted with Investors Bank & Trust Company ("IBT"), to serve as sub-administrator. Pursuant to an agreement between each of the Trusts, CDC Nvest Funds Trust I, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I, and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:


     (1)  Percentage of Eligible Average Daily Net Assets
                First        Next         Over
              $5 billion  $5 billion   $10 billion
                0.0600%     0.0500%      0.0450%

     or

     (2) Each Fund's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $3.4 million.

For the period ended September 30, 2003, fees paid to CIS for accounting and administrative expense were as follows:

                                           Accounting
                                              And
Fund                                     Administrative
----------------------                   --------------
Massachusetts Tax Free Income Fund         $   57,630
Municipal Income Fund                          85,899

Effective October 1, 2003, each Fund pays its pro rata portion of the accounting and administrative fee allocated based on the combined assets of the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts. The rates as a percentage of average daily net assets changed to 0.0675% on the first $5 billion in average daily net assets, 0.0625% on the next $5 billion in average daily net assets and 0.0500% on average daily net assets over $10 billion. The annual aggregate minimum fee changed to $5 million.

c. Transfer Agent Fees. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Class A and Class B pay service fees monthly representing the higher amount based on the following calculations:

     (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets for Classs A, Class B and Class C of all accounts in load bond funds. Load bond funds consist of all bond funds in the CDC Nvest Funds Trusts, Municipal Income Fund, Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund, Loomis Sayles Strategic Income Fund and Loomis Sayles Investment Grade Bond Fund.

                   First                Next              Over
                $1.2 billion         $5 billion       $6.2 billion
                ------------         ----------       ------------
                   0.142%               0.135%           0.130%

     or

     (2) An allocated portion, based on eligible assets for the period September 15, 2003 through December 31, 2003, of an aggregate minimum fee of $382,986 (for the period from January 1 through June 30, the annual aggregate minimum fee was $1.5 million. The annual aggregate minimum fee was reduced to $1.3 million on July 1).

     Each Class is subject to a monthly Class minimum of $1,500.

In addition, pursuant to other servicing agreements, shareholders pay service fees to other firms that provide similar services for their own shareholder accounts.

CIS, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the period ended September 30, 2003, amounts paid to CIS as compensation for its services as transfer agent were as follows:


                                        Transfer Agent
Fund                                         Fee
-----------------------------------     --------------
Massachusetts Tax Free Income Fund        $ 107,952
Municipal Income Fund                       151,736

For the Period Ended September 30, 2003

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to each Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, each Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS North America), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Also under the Class A Plan, Massachusetts Tax Free Income Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares as reimbursement for expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of the Fund's Class A shares.

Under the Class B Plan, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts.

Also under the Class B Plan, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B shares.

For the period ended September 30, 2003, the Funds paid the following service and distribution fees:

                                         Service Fee         Distribution Fee
                                    ---------------------   --------------------
                                     Class A     Class B     Class A    Class B
                                    ---------   ---------   ---------  ---------
Massachusetts Tax Free Income Fund  $ 164,807   $  12,101   $  65,923  $  36,301
Municipal Income Fund                 242,276      21,354          --     64,061

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the period ended September 30, 2003 were as follows:

      Fund
      ----------------------------------
      Massachusetts Tax Free Income Fund          $    42,637
      Municipal Income Fund                            76,857

e. Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each other Trustee, who is a trustee of the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts, receives a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $7,000 while each committee chairman receives a retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional committee and board meeting, in excess of four meetings per year, at the rate of $1,750 and $4,500, respectively. Trustees who are trustees of the Loomis Sayles Funds Trusts but not the CDC Nvest Funds Trusts receive meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended and receive a retainer fee at the annual rate of $20,000. These fees are allocated to the various CDC Nvest Funds and Loomis Sayles Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other CDC Nvest Funds or Loomis Sayles Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

For the Period Ended September 30, 2003

f. Publishing Services. CIS performs certain desktop publishing services for the Funds. Fees for these services are presented in the statements of operations as shareholder reporting. For the period ended September 30, 2003, amounts paid to CIS as compensation for these services were as follows:

                                Publishing
                                 Services
Fund                               Fees
-----------------------------  -------------
Massachusetts Tax Free Income  $         437
 Fund
Municipal Income Fund                    437

5. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                    FOR THE PERIOD
                                                                    JANUARY 1, 2003
                                                                        THROUGH                             YEAR ENDED
                                                                  SEPTEMBER 30, 2003                     DECEMBER 31, 2002
                                                          ----------------------------------    ----------------------------------
MASSACHUSETTS TAX FREE INCOME FUND                            SHARES             AMOUNT             SHARES             AMOUNT
-------------------------------------------------------   ---------------    ---------------    ---------------    ---------------
CLASS A
   Shares sold ........................................           119,001    $     1,949,577            456,052    $     7,320,365
   Shares issued in connection with the
    reinvestment of:
      Dividends from net investment income ............           115,722          1,900,796            166,936          2,687,820
                                                          ---------------    ---------------    ---------------    ---------------
                                                                  234,723          3,850,373            622,988         10,008,185
   Shares repurchased .................................          (584,421)        (9,550,818)          (659,550)       (10,569,788)
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) ............................          (349,698)   $    (5,700,445)           (36,562)   $      (561,603)
                                                          ---------------    ---------------    ---------------    ---------------
CLASS B
   Shares sold ........................................            22,230    $       363,317             40,852    $       652,539
   Shares issued in connection with the
    reinvestment of:
     Dividends from net investment income ............             5,690             93,253              9,320            149,611
                                                          ---------------    ---------------    ---------------    ---------------
                                                                   27,920            456,570             50,172            802,150
   Shares repurchased .................................           (62,206)        (1,025,084)          (164,730)        (2,629,120)
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) ............................           (34,286)   $      (568,514)          (114,558)   $    (1,826,970)
                                                          ---------------    ---------------    ---------------    ---------------
   Increase(decrease) derived from capital shares
    transactions ......................................          (383,984)   $    (6,268,959)          (151,120)   $    (2,388,573)
                                                          ===============    ===============    ===============    ===============

                                                                      YEAR ENDED
                                                                   DECEMBER 31, 2001
                                                          ----------------------------------
MASSACHUSETTS TAX FREE INCOME FUND                            SHARES             AMOUNT
-------------------------------------------------------   ---------------    ---------------
CLASS A
   Shares sold ........................................           509,197    $     8,157,232
   Shares issued in connection with the
    reinvestment of:
      Dividends from net investment income ............           187,505          3,002,608
                                                          ---------------    ---------------
                                                                  696,702         11,159,840
   Shares repurchased .................................          (761,186)       (12,187,109)
                                                          ---------------    ---------------
   Net increase (decrease) ............................           (64,484)   $    (1,027,269)
                                                          ---------------    ---------------
CLASS B
   Shares sold ........................................            69,544    $     1,113,757
   Shares issued in connection with the
    reinvestment of:
     Dividends from net investment income ............             11,907            190,203
                                                          ---------------    ---------------
                                                                   81,451          1,303,960
   Shares repurchased .................................           (98,615)        (1,580,611)
                                                          ---------------    ---------------
   Net increase (decrease) ............................           (17,164)   $      (276,651)
                                                          ---------------    ---------------
   Increase(decrease) derived from capital shares
    transactions ......................................           (81,648)   $    (1,303,920)
                                                          ===============    ===============

                                                                    FOR THE PERIOD
                                                                    JANUARY 1, 2003
                                                                        THROUGH                             YEAR ENDED
                                                                  SEPTEMBER 30, 2003                     DECEMBER 31, 2002
                                                          ----------------------------------    ----------------------------------
MUNICIPAL INCOME FUND                                         SHARES             AMOUNT             SHARES             AMOUNT
-------------------------------------------------------   ---------------    ---------------    ---------------    ---------------
CLASS A
   Shares sold ........................................         1,680,532    $    12,281,784          1,667,649    $    12,274,988
   Shares issued in connection with the
    reinvestment of:
      Dividends from net investment income ............           374,960          2,761,288            576,440          4,253,748
                                                          ---------------    ---------------    ---------------    ---------------
                                                                2,055,492         15,043,072          2,244,089         16,528,736
   Shares repurchased .................................        (2,814,362)       (20,686,975)        (3,360,408)       (24,705,392)
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) ............................          (758,870)   $    (5,643,903)        (1,116,319)   $    (8,176,656)
                                                          ---------------    ---------------    ---------------    ---------------
CLASS B
   Shares sold ........................................           176,974    $     1,299,640            360,545    $     2,668,323
   Shares issued in connection with the
    reinvestment of:
   Dividends from net investment income ...............            21,918            161,634             37,421            276,214
                                                          ---------------    ---------------    ---------------    ---------------
                                                                  198,892          1,461,274            397,966          2,944,537
   Shares repurchased .................................          (387,486)        (2,860,427)          (746,990)        (5,506,527)
                                                          ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) ............................          (188,594)   $    (1,399,153)          (349,024)   $    (2,561,990)
                                                          ---------------    ---------------    ---------------    ---------------
   Increase(decrease) derived from capital shares
    transactions ......................................          (947,464)   $    (7,043,056)        (1,465,343)   $   (10,738,646)
                                                          ===============    ===============    ===============    ===============

                                                                      YEAR ENDED
                                                                   DECEMBER 31, 2001
                                                          ----------------------------------
MUNICIPAL INCOME FUND                                         SHARES             AMOUNT
-------------------------------------------------------   ---------------    ---------------
CLASS A
   Shares sold ........................................         2,337,838    $    17,278,030
   Shares issued in connection with the
    reinvestment of:
      Dividends from net investment income ............           630,423          4,666,919
                                                          ---------------    ---------------
                                                                2,968,261         21,944,949
   Shares repurchased .................................        (3,251,737)       (24,090,858)
                                                          ---------------    ---------------
   Net increase (decrease) ............................          (283,476)   $    (2,145,909)
                                                          ---------------    ---------------
CLASS B
   Shares sold ........................................           345,205    $     2,561,560
   Shares issued in connection with the
    reinvestment of:
   Dividends from net investment income ...............            45,127            334,174
                                                          ---------------    ---------------
                                                                  390,332          2,895,734
   Shares repurchased .................................          (349,414)        (2,590,406)
                                                          ---------------    ---------------
   Net increase (decrease) ............................            40,918    $       305,328
                                                          ---------------    ---------------
   Increase(decrease) derived from capital shares
    transactions ......................................          (242,558)   $    (1,840,581)
                                                          ===============    ===============

For The Period Ended September 30, 2003

6. Contingent Expense Obligation. Loomis Sayles has given a binding undertaking to Massachusetts Tax Free Income Fund to defer its management fee and, if necessary, bear certain expenses associated with the Fund to limit its operating expenses. This limitation is in effect until April 30, 2004 and will be reevaluated on an annual basis.

If in the year following a deferral or reimbursement of expenses the actual operating expenses of the Fund are less than its expense limit, the Fund is required to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At September 30, 2003, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

                                   Expense Limit as a Percentage
                                    of Average Daily Net Assets                  Cumulative Expenses Waived
                                   ----------------------------    Expiration      or Reimbursed Subject
                                      Class A        Class B       of Waiver         to Future Payment
                                   ------------    -----------  --------------  ----------------------------
Massachusetts Tax Free Income Fund      1.40%          2.05%    April 30, 2004          $        --

7. Concentration of Credit. Massachusetts Tax Free Income Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations. At September 30, 2003, the Fund had the following concentrations by revenue source in excess of 10% of the Fund's net assets: University 14.2%, Water 11.4% and College 11.1%. The Fund had investments in securities of issuers insured by Municipal Bond Investors Assurance Corporation (MBIA), American Municipal Bond Assurance Corporation (AMBAC), Financial Guaranty Insurance Company (FGIC) and Federal Housing Administration (FHA) which aggregated to 12.5%, 12.7%, 7.7% and 2.4% of its net assets, respectively, at September 30, 2003.

At September 30, 2003, Municipal Income Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's net assets:
Various Purpose 14.0% and University 12.7%. The Fund also had more than 10% of its net assets invested in: New York 12.5%, Pennsylvania 12.3%, Illinois 11.1% and Texas 10.6%. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

8. Reorganization. After the close of business on September 12, 2003, CDC Nvest Municipal Income Fund was reorganized into Municipal Income Fund, a newly established series of Loomis Sayles Funds II, pursuant to a plan of reorganization approved by its shareholders on August 28, 2003. The financial statements of Municipal Income Fund reflect the historical results of CDC Nvest Municipal Income Fund.

                         REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders of CDC Nvest Funds Trust II and Loomis Sayles Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Massachusetts Tax Free Income Fund (formerly CDC Nvest Massachusetts Tax Free Income Fund), a series of CDC Nvest Funds Trust II and Loomis Sayles Municipal Income Fund (formerly CDC Nvest Municipal Income Fund), a series of Loomis Sayles Funds II (collectively the "Funds") at September 30, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 21, 2003

                           ADDITIONAL TAX INFORMATION

Federal Income Tax Information (unaudited)

During the period ended September 30, 2003, the tax character of distributions paid was as follows:

                                       DISTRIBUTIONS PAID      DISTRIBUTIONS PAID    DISTRIBUTIONS PAID
                                             FROM                    FROM                  FROM
                                        ORDINARY INCOME        TAX EXEMPT INCOME   LONG-TERM CAPITAL GAINS
                                       ------------------      ------------------  -----------------------
Massachusetts Tax Free Income Fund     $            2,370      $        2,787,323    $                  --
Municipal Income Fund                              73,861               4,243,885                       --

                              TRUSTEES' INFORMATION

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

                                  POSITION(S) HELD WITH                                           NUMBER OF PORTFOLIOS IN
                                 FUND/1/, LENGTH OF TIME          PRINCIPAL OCCUPATION(S)        FUND COMPLEX OVERSEEN AND
NAME, AGE AND ADDRESS         SERVED AND TERM OF OFFICE/2/          DURING PAST 5 YEARS           OTHER DIRECTORSHIPS HELD
---------------------------   ----------------------------     ------------------------------    -------------------------
INDEPENDENT TRUSTEES

Joseph Alaimo+(73)                      Trustee;               Chairman, Wayne Hummer            26;
399 Boylston Street                4 years for Loomis          Trust Company and Wayne           None
Boston, MA 02116                   Sayles Funds Trusts         Hummer Investment Trust

Graham T. Allison, Jr. (63)           Trustee (2);             Douglas Dillon Professor and      44;
399 Boylston Street              19 years for CDC Nvest        Director for the Belfer Center    Director, Taubman Centers,
Boston, MA 02116                Funds Trusts; Less than 1      of Science and International      Inc.; Board Member, USEC
                                 year for Loomis Sayles        Affairs, John F. Kennedy          Inc.
                                      Funds Trusts             School of Government,
                                                               Harvard University

Edward A. Benjamin (65)                Trustee (1)             Retired; formerly, Partner,       44;
399 Boylston Street                 Less than 1 year           Ropes & Gray (law firm)           Director, Coal, Energy
Boston, MA 02116                                               until 1999                        Investments &
                                                                                                 Management; Director,
                                                                                                 Precision Optics Corporation
                                                                                                 (optics manufacturer)

Daniel M. Cain (58)                     Trustee,               President and CEO, Cain           44;
452 Fifth Avenue                      Chairman (1);            Brothers & Company,               Trustee for Universal Health
New York, NY 10018                7 years for CDC Nvest        Incorporated (investment          Realty Income Trust;
                                Funds Trusts; Less than 1      banking)                          Director, PASC; Director,
                                 year for Loomis Sayles                                          Sheridan Healthcorp
                                      Funds Trusts

Paul G. Chenault (70)                  Trustee (2)             Retired; formerly, Trustee,       44;
5852 Pebble Beach Way           Less than 1 year for CDC       First Variable Life (variable     Director, Mailco Office
San Luis Obispo, CA 93401      Nvest Funds Trusts; 4 years     life insurance)                   Products, Inc.
                                 for Loomis SaylesFunds
                                         Trusts


Kenneth J. Cowan (71)                    Trustee               Retired                           44;
399 Boylston Street                   Chairman (2);                                              None
Boston, MA 02116                 28 years for CDC Nvest
                                Funds Trusts; Less than 1
                                 year for Loomis Sayles
                                      Funds Trusts

Richard Darman (60)                   Trustee (2);             Partner, The Carlyle Group        44;
399 Boylston Street               7 years for CDC Nvest        (investments); Chairman of        Director and Chairman, AES
Boston, MA 02116                Funds Trusts; Less than 1      the Board of Directors of         Corporation
                                 year for Loomis Sayles        AES Corporation (interna-
                                      Funds Trusts             tional power company); for-
                                                               merly, Professor, John F.
                                                               Kennedy School of
                                                               Government, Harvard
                                                               University

                              TRUSTEES' INFORMATION

                                                                                                  NUMBER OF PORTFOLIOS IN
                                 POSITION(S) HELD WITH                                             FUND COMPLEX OVERSEEN
                                 FUNDS, LENGTH OF TIME            PRINCIPAL OCCUPATION(S)         AND OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS         SERVED AND TERM OF OFFICE/1/          DURING PAST 5 YEARS                    HELD
---------------------------   ----------------------------     ------------------------------    -------------------------
INDEPENDENT TRUSTEES
(continued)

Sandra O. Moose (61)                  Trustee (1);             Senior Vice President and         44;
One Exchange Place               21 years for CDC Nvest        Director, The Boston              Director, Verizon
Boston, MA 02109                Funds Trusts; Less than 1      Consulting Group, Inc.            Communications
                                 year for Loomis Sayles        (management consulting)           Director, Rohm and Haas
                                      Funds Trusts                                               Company

John A. Shane (70)                    Trustee (2);             President, Palmer Service         44;
200 Unicorn Park Drive           21 years for CDC Nvest        Corporation (venture capital      Director, Gensym
Woburn, MA 01801                Funds Trusts; Less than 1      organization)                     Corporation; Director,
                                 year for Loomis Sayles        Retired                           Overland Storage, Inc.
                                      Funds Trusts                                               Director, ABT Associates
                                                                                                 Inc.

Pendleton P. White (72)               Trustee (2);             Retired                           44;
6 Breckenridge Lane              22 years for CDC Nvest                                          None
Savannah, GA 31411              Funds Trusts; Less than 1
                                 year for Loomis Sayles
                                      Funds Trusts

INTERESTED TRUSTEES

Robert J. Blanding/3/ (56)      CEO, Loomis Sayles Funds       President, Chairman,              44;
555 California Street                  II, Trustee             Director, and Chief               None
San Francisco, CA 94104             Less than 1 year           Executive Officer, Loomis
                                                               Sayles, Chief Executive
                                                               Officer - Loomis Sayles
                                                               Funds II; President and
                                                               CEO - Loomis Sayles Funds
                                                               I

John T. Hailer/4/ (42)             President and Chief         President and Chief               44;
399 Boylston Street              Executive Officer - CDC       Executive Officer, CDC IXIS       None
Boston, MA 02116                   Nvest Funds Trusts,         Asset Management
                                President - Loomis Sayles      Distributors, L.P.; Executive
                                   Funds II, Trustee;          Vice President - Loomis
                                  3 years for CDC Nvest        Sayles Funds I, formerly,
                                Funds Trusts; Less than 1      Senior Vice President,
                                 year for Loomis Sayles        Fidelity Investments
                                      Funds Trusts

Peter S. Voss/5/ (57)            Chairman of the Board,        Director, President and Chief     44;
399 Boylston Street             Trustee; 11 years for CDC      Executive Officer, CDC IXIS       Trustee of Harris Associates
Boston, MA 02116                Nvest Funds Trusts; Less       Asset Management North            Investment Trust/5/
                                 than 1 year for Loomis        America, L.P.
                                   Sayles Funds Trusts

                              TRUSTEES' INFORMATION

                                                                                                  NUMBER OF PORTFOLIOS IN
                                 POSITION(S) HELD WITH                                             FUND COMPLEX OVERSEEN
                                 FUNDS, LENGTH OF TIME            PRINCIPAL OCCUPATION(S)         AND OTHER DIRECTORSHIPS
NAME, AGE AND ADDRESS         SERVED AND TERM OF OFFICE/1/          DURING PAST 5 YEARS                    HELD
---------------------------   ----------------------------     ------------------------------    -------------------------
OFFICERS

Nicholas H. Palmerino (38)            Treasurer;               Senior Vice President, CDC        Not Applicable;
399 Boylston Street                 Not Applicable             IXIS Asset Management             None
Boston, MA 02116                                               Services, Inc.; Senior Vice
                                                               President, CDC IXIS Asset
                                                               Management Advisers, L.P.;
                                                               formerly, Vice President,
                                                               Loomis, Sayles & Company,
                                                               L.P.

John E. Pelletier (39)           Secretary and Clerk;          Senior Vice President,            Not Applicable;
399 Boylston Street                 Not Applicable             General Counsel, Secretary        None
Boston, MA 02116                                               and Clerk, CDC IXIS
                                                               Distribution Corporation;
                                                               Senior Vice President,
                                                               General Counsel, Secretary
                                                               and Clerk, CDC IXIS Asset
                                                               Management Distributors,
                                                               L.P.; Senior Vice President,
                                                               General Counsel, Secretary and
                                                               Clerk, CDC IXIS Asset
                                                               Management Advisers, L.P.;
                                                               Executive Vice President,
                                                               General Counsel, Secretary,
                                                               Clerk, and Director, CDC
                                                               IXIS Asset Management
                                                               Services, Inc.

(1)  Member of Audit Committee.
(2)  Member of Contract Review and Governance Committee.
+ Mr. Alaimo is a Trustee of Loomis Sayles Funds I and Loomis Sayles Funds II, but not of the CDC Nvest Funds Trusts.
/1/ Except as noted, each Trustee and Officer holds the same positions with CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, AEW Real Estate Income Fund, CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust (the "CDC Nvest Funds Trusts") and Loomis Sayles Funds I and Loomis Sayles Funds II (the "Loomis Sayles Funds Trusts" and together with the CDC Nvest Funds Trusts, the "Trusts").
/2/ All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72. Messrs. Alaimo and White are expected to retire by December 31, 2003.
/3/ Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. ("Loomis Sayles").
/4/ Mr. Hailer is an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors").
/5/ Mr. Voss is an "interested person" of the Trusts because he holds the following positions with entities that may be considered to be affiliated persons of the Trusts: Director of CDC IXIS Asset Management Services, Inc.; Director of CDC IXIS Asset Management Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates, Inc.; Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Loomis, Sayles & Company, Inc.; Member of Reich & Tang Asset Management, LLC; Director of Westpeak Global Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McCullough, Inc.; Director, Hansberger Group, Inc.; Member, Board of Managers, Harris Alternatives L.L.C.; and Director and Member of Executive Board of CDC IXIS Asset Management.
/6/ As of September 30, 2003, Harris Associates Investment Trust has seven series that were overseen by its Board of Trustees.

                             ADDITIONAL INFORMATION

Shareholder Meeting (unaudited). At the special meeting of shareholders held on June 10, 2003, shareholders of Loomis Sayles Funds II (formerly, Loomis Sayles Funds) voted for the following proposal:

1. Election of Trustees

                                       FOR           WITHHELD *
                                 ---------------   ---------------

(01) Joseph Alaimo                   134,298,551         8,672,577

(02) Graham T. Allison, Jr.          134,590,902         8,380,227

(03) Edward A. Benjamin              134,546,833         8,424,296

(04) Robert J. Blanding              134,572,705         8,398,423

(05) Daniel M. Cain                  134,593,263         8,377,866

(06) Paul G. Chenault                134,352,172         8,618,957

(07) Kenneth J. Cowan                134,524,153         8,446,976

(08) Richard Darman                  134,552,047         8,419,081

(09) John T. Hailer                  134,613,039         8,358,089

(10) Sandra O. Moose                 134,612,285         8,358,843

(11) John A. Shane                   134,332,421         8,638,708

(12) Peter S. Voss                   134,622,604         8,348,525

(13) Pendleton P. White              134,300,598         8,670,530

*    Includes Broker Non-Votes (if any).

                             ADDITIONAL INFORMATION

Shareholder Meeting (unaudited). At a special shareholders' meeting held on August 28, 2003, shareholders of the CDC Nvest Municipal Income Fund* (hereinafter referred to as the "Fund") voted for the following proposals:

1. Approval of a new Investment Advisory Agreement between Loomis, Sayles & Company, L.P. and the Trust on behalf of the Fund.

VOTED FOR           VOTED AGAINST       ABSTAINED VOTES     BROKER NON-VOTES     TOTAL VOTES
---------           -------------       ---------------     ----------------     -----------
12,154,318.965       199,679.027          502,406.720              0           12,856,404.712

2. Approval of an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, the Loomis Sayles Municipal Income Fund in exchange for shares of the Loomis Sayles Municipal Income Fund and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund

VOTED FOR           VOTED AGAINST       ABSTAINED VOTES     BROKER NON-VOTES     TOTAL VOTES
---------           -------------       ---------------     ----------------     -----------
10,139,160.478       260,332.747          601,953.487       1,854,985.000       12,856,404.712

* The CDC Nvest Municipal Income Fund reorganized into the Loomis Sayles Municipal Income Fund as of the close of business on September 12, 2003.

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

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

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

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




[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Managed Bond Fund



                    TABLE OF CONTENTS
                    Fund and Manager Review              1
                    Portfolio of Investments             2
                    Statement of Assets and Liabilities  5
                    Statement of Operations              6
                    Statements of Changes in Net Assets  7
                    Financial Highlights                 8
                    Notes to Financial Statements       10
                    Report of Independent Auditors      14


         ANNUAL REPORT
         SEPTEMBER 30, 2003

FUND AND MANAGER REVIEW


LOOMIS SAYLES MANAGED BOND FUND

PORTFOLIO REVIEW | The Fund significantly outperformed its benchmark, the Lehman Brothers Government/Credit Index, during the one-year period ended September 30, 2003, primarily due to the Fund's heavy exposure to foreign issues, high-yield securities and convertible bonds. Each of these areas performed strongly as investors' desire for risk increased.

The declining value of the U.S. dollar played a pivotal role in the value of the Fund's foreign holdings. Foreign bonds were worth more in U.S. dollar terms. In addition, a declining interest-rate environment throughout the world pushed up the value of foreign issues.

Many new investors entered the high-yield market due to declining default rates and the attractive yields available among high-yield bonds versus other securities. Bonds in the technology and airlines industries performed well. A rebound in technology spending combined with a significant effort on the part of many technology companies to improve their balance sheets and their credit ratings fueled the rally. The airline industry benefited from a recovery in business travel, focus on profitability and stabilization after the September 11, 2001 terrorist attacks.

In general, we invested the Fund's cash inflows in U.S. Treasuries and agencies, awaiting the availability of more attractive bonds. These securities performed reasonably well, but they did not match the performance of other sectors.

OUTLOOK | As the Fund will be liquidating in the near future, we will be moving to cash in order to facilitate the Fund's Plan of Liquidation.
 KEY FUND FACTS

 OBJECTIVE | High total investment return through a combination of current income and capital appreciation
 STRATEGY | Invests in investment grade fixed income securities, although up to 35% of assets may be in lower-rated fixed income securities and up to 20% in preferred stock.
 FUND INCEPTION DATE | 10/1/98
 EXPENSE RATIO | 1.50%
 TOTAL NET ASSETS | $9.4 million
[PHOTO]

Daniel Fuss
DAN FUSS

 AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED SEPTEMBER 30, 2003

                                                                      SINCE
                                                   1 YEAR 3 YEARS INCEPTION
     ----------------------------------------------------------------------
     LOOMIS SAYLES MANAGED BOND FUND(b)            17.96%  11.76%   8.94%
     LIPPER BBB RATED FUNDS INDEX(a)(c)            11.16    8.46    5.96
     LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX(a)(d)  6.51    9.60    6.69

 CUMULATIVE PERFORMANCE(b) INCEPTION TO SEPTEMBER 30, 2003


                                    [CHART]


                                               Lipper          Lehman Brothers
                     Loomis Sayles           BBB Rated        Government/Credit
                   Managed Bond Fund         Funds Index            Index
                   -----------------         -----------      -----------------
10/01/1998             9,750                   10,000               10,000
10/31/1998             9,593                    9,877                9,929
11/30/1998            10,220                   10,059                9,989
12/31/1998            10,131                   10,084               10,013
01/31/1999            10,429                   10,172               10,084
02/28/1999            10,183                    9,952                9,845
03/31/1999            10,530                   10,063                9,893
04/30/1999            10,712                   10,135                9,918
05/31/1999            10,424                    9,998                9,816
06/30/1999            10,315                    9,946                9,785
07/31/1999            10,260                    9,896                9,758
08/31/1999            10,207                    9,859                9,750
09/30/1999            10,194                    9,944                9,838
10/31/1999            10,197                    9,963                9,863
11/30/1999            10,252                    9,987                9,858
12/31/1999            10,300                    9,971                9,798
01/31/2000            10,224                    9,942                9,795
02/29/2000            10,509                   10,064                9,918
03/31/2000            10,671                   10,157               10,061
04/30/2000            10,384                   10,034               10,012
05/31/2000            10,327                    9,957               10,003
06/30/2000            10,496                   10,209               10,207
07/31/2000            10,394                   10,253               10,316
08/31/2000            10,749                   10,440               10,461
09/30/2000            10,720                   10,470               10,501
10/31/2000            10,349                   10,436               10,566
11/30/2000            10,102                   10,533               10,747
12/31/2000            10,100                   10,753               10,959
01/31/2001            10,616                   11,013               11,143
02/28/2001            10,752                   11,122               11,258
03/31/2001            10,593                   11,115               11,310
04/30/2001            10,493                   11,054               11,225
05/31/2001            11,017                   11,154               11,289
06/30/2001            11,027                   11,167               11,344
07/31/2001            11,410                   11,420               11,626
08/31/2001            11,658                   11,557               11,776
09/30/2001            11,148                   11,459               11,884
10/31/2001            11,515                   11,702               12,185
11/30/2001            11,739                   11,626               11,985
12/31/2001            11,680                   11,555               11,891
01/31/2002            11,642                   11,618               11,978
02/28/2002            11,620                   11,674               12,080
03/31/2002            11,807                   11,520               11,835
04/30/2002            12,292                   11,697               12,064
05/31/2002            12,512                   11,789               12,176
06/30/2002            12,478                   11,734               12,279
07/31/2002            12,373                   11,675               12,427
08/31/2002            12,788                   11,911               12,706
09/30/2002            12,680                   12,018               12,979
10/31/2002            12,565                   11,933               12,855
11/30/2002            13,094                   12,105               12,862
12/31/2002            13,426                   12,386               13,203
01/31/2003            13,669                   12,468               13,203
02/28/2003            13,955                   12,678               13,438
03/31/2003            13,988                   12,700               13,420
04/30/2003            14,490                   12,956               13,564
05/31/2003            15,124                   13,296               13,949
06/30/2003            15,258                   13,313               13,894
07/31/2003            14,636                   12,859               13,311
08/31/2003            14,756                   12,961               13,399
09/30/2003            15,339                   13,360               13,823





Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.
Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.
(a) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented as of the month end closest to the Fund's inception date (September 30, 1998). (b) Performance for the Fund includes the effect of the maximum 2.50% front-end sales load. (c) Lipper BBB Rated Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper, Inc. (d) Lehman Brothers Government/Credit Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

LOOMIS SAYLES MANAGED BOND FUND


                                                      FACE AMOUNT  VALUE +
--------------------------------------------------------------------------

BONDS AND NOTES - 92.9% OF NET ASSETS

NON-CONVERTIBLE BONDS - 83.5%

AIRLINES - 3.4%
Delta Air Lines, Inc., 8.300%, 12/15/29           USD     500,000 $322,500
                                                                  --------

AUTOMOTIVE - 4.8%
Cummins Engine Co., Inc., 7.125%, 3/01/28                 150,000  136,688
Delphi Automotive Systems Corp., 7.125%, 5/01/29          100,000   97,526
Ford Motor Credit Co., 7.375%, 10/28/09                   100,000  106,590
General Motors Acceptance Corp., 6.875%, 9/15/11          100,000  103,800
                                                                  --------
                                                                   444,604
                                                                  --------

CHEMICALS - 1.5%
IMC Global, Inc., 6.875%, 7/15/07                          90,000   81,450
IMC Global, Inc., 7.300%, 1/15/28                          75,000   54,000
                                                                  --------
                                                                   135,450
                                                                  --------

CONSTRUCTION MACHINERY - 0.6%
United Rentals, Inc., Series B, 9.500%, 6/01/08            50,000   51,750
                                                                  --------

CONSUMER PRODUCTS - 6.8%
Bausch & Lomb, Inc., 7.125%, 8/01/28                      500,000  495,000
Hasbro, Inc., 6.600%, 7/15/28                             150,000  138,000
                                                                  --------
                                                                   633,000
                                                                  --------

ELECTRIC - 4.2%
American Electric Power, Inc., 5.375%, 3/15/10             75,000   78,705
Calpine Corp., 7.750%, 4/15/09                            100,000   69,000
Constellation Energy Group, Inc., 4.550%, 6/15/15         150,000  139,405
MidAmerican Energy Holdings Co., 5.875%, 10/01/12         100,000  105,754
                                                                  --------
                                                                   392,864
                                                                  --------

ELECTRONICS - 1.9%
Lucent Technologies, Inc., 6.450%, 3/15/29                175,000  120,750
Motorola, Inc., 8.000%, 11/01/11                           50,000   57,750
                                                                  --------
                                                                   178,500
                                                                  --------

ENTERTAINMENT - 1.6%
Time Warner, Inc., 6.625%, 5/15/29                        150,000  152,555
                                                                  --------

FOREIGN LOCAL GOVERNMENTS - 8.4%
Province of Ontario, Zero Coupon Bond, 7/13/22    CAD     750,000  186,622
Province of Ontario, Zero Coupon Bond, 6/02/27          3,145,000  601,644
                                                                  --------
                                                                   788,266
                                                                  --------

HEALTHCARE - 1.6%
Columbia/HCA Healthcare Corp., 7.050%, 12/01/27   USD      50,000   48,474
HCA, Inc., 6.250%, 2/15/13                                100,000  101,405
                                                                  --------
                                                                   149,879
                                                                  --------

LIFE INSURANCE - 1.1%
UnumProvident Corp., 7.375%, 6/15/32                      100,000  100,000
                                                                  --------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

LOOMIS SAYLES MANAGED BOND FUND


                                                           FACE AMOUNT    VALUE +
---------------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

MEDIA CABLE - 2.1%
Rogers Cablesystems Ltd., 9.650%, 1/15/14              CAD     250,000 $  197,098
                                                                       ----------

PAPER - 2.4%
Georgia-Pacific Group, 7.375%, 12/01/25                USD     250,000    221,250
                                                                       ----------

PIPELINES - 1.7%
El Paso Corp., 7.000%, 5/15/11                                  50,000     41,250
Tennessee Gas Pipeline Co., 7.500%, 4/01/17                    125,000    119,375
                                                                       ----------
                                                                          160,625
                                                                       ----------

RAILROADS - 4.0%
Canadian Pacific Railway Ltd., 4.900%, 6/15/10 144A    CAD     350,000    258,425
Missouri Pacific Railroad Co., 4.750%, 1/01/20         USD      25,000     19,701
Missouri Pacific Railroad Co., 5.000%, 1/01/45                 140,000     95,550
                                                                       ----------
                                                                          373,676
                                                                       ----------

REAL ESTATE INVESTMENT TRUSTS - 5.9%
First Industrial LP, 7.600%, 7/15/28                           400,000    427,211
Health Care Property Investors, Inc., 6.000%, 3/01/15          125,000    129,043
                                                                       ----------
                                                                          556,254
                                                                       ----------

RETAILERS - 3.2%
Dillard's, Inc., 7.750%, 7/15/26                                30,000     26,250
J.C. Penney Co., Inc., 6.875%, 10/15/15                        100,000     98,500
Sears Roebuck Acceptance Corp., 6.500%, 12/01/28               100,000    103,010
Sears Roebuck Acceptance Corp., 7.000%, 6/01/32                 65,000     71,363
                                                                       ----------
                                                                          299,123
                                                                       ----------

SOVEREIGNS - 8.3%
Canadian Government, Zero Coupon Bond, 6/01/25         CAD   1,735,000    406,621
Canadian Government, 6.000%, 9/01/05                           475,000    371,870
                                                                       ----------
                                                                          778,491
                                                                       ----------

SUPRANATIONAL - 10.1%
International Bank for Reconstruction & Development,
 Zero Coupon Bond, 8/20/07                             NZD   2,000,000    948,111
                                                                       ----------

TREASURIES - 7.3%
U.S. Treasury Bonds, 5.250%, 11/15/28                  USD     560,000    580,169
U.S. Treasury Bonds, 5.500%, 8/15/28                           100,000    107,117
                                                                       ----------
                                                                          687,286
                                                                       ----------

WIRELESS - 2.2%
Nextel Communications, Inc., 9.750%, 10/31/07                  200,000    206,000
                                                                       ----------

WIRELINES - 0.4%
US West Capital Funding, Inc., 6.875%, 7/15/28                  50,000     39,500
                                                                       ----------

TOTAL NON-CONVERTIBLE BONDS
 (Identified Cost $7,160,072)                                           7,816,782
                                                                       ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2003

                                                       FACE AMOUNT    VALUE +
-----------------------------------------------------------------------------

BONDS AND NOTES - CONTINUED

CONVERTIBLE BONDS - 9.4%

ELECTRONICS - 2.2%
Analog Devices, Inc., 4.750%, 10/01/05             USD     200,000 $  203,500
                                                                   ----------

INDUSTRIAL OTHER - 0.9%
MascoTech, Inc., 4.500%, 12/15/03                           92,000     90,160
                                                                   ----------

INFORMATION/DATA TECHNOLOGY - 4.2%
Maxtor Corp., 5.750%, 3/01/12                              490,000    392,000
                                                                   ----------

TOBACCO - 2.1%
Loews Corp., 3.125%, 9/15/07                               210,000    193,462
                                                                   ----------

TOTAL CONVERTIBLE BONDS
 (Identified Cost $868,729)                                           879,122
                                                                   ----------

TOTAL BONDS AND NOTES
 (Identified Cost $8,028,801)                                       8,695,904
                                                                   ----------
                                                            SHARES
-----------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS - 4.1% OF NET ASSETS

FOREST & PAPER PRODUCTS - 1.3%
International Paper Capital Trust, 5.250%                    2,500    121,875
                                                                   ----------

REAL ESTATE INVESTMENT TRUSTS - 2.8%
Equity Residential Properties Trust, 7.250%                 10,000    260,800
                                                                   ----------

TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $357,263)                                           382,675
                                                                   ----------

TOTAL INVESTMENTS - 97.0%
 (Identified Cost $8,386,064)@                                      9,078,579
 Cash and Other Assets, Less Liabilities--3.0%                        279,508
                                                                   ----------

NET ASSETS - 100%                                                  $9,358,087
                                                                   ----------

+  See Note 2.
144ASecurities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
@ At September 30, 2003, the net unrealized appreciation on investments based on cost of $8,392,571 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $891,595 and $205,587, respectively, resulting in net unrealized appreciation of $686,008.
   Key to Abbreviations: CAD: Canadian Dollar; NZD: New Zealand Dollar; USD:
   United States Dollar





                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2003


     ----------------------------------------------------------------------
     ASSETS
     Investments at value                                      $ 9,078,579
     Cash                                                          146,530
     Receivable for:
      Securities sold                                              165,887
      Dividends and interest                                       117,842
     Due from the adviser                                           29,167
                                                               -----------
                                                                 9,538,005
                                                               -----------

     LIABILITIES
     Payable for:
      Securities purchased                                         140,453
     Accrued expenses:
      Management fees                                                4,638
      Trustees' fees                                                 4,011
      Deferred Trustees' fees                                        1,142
      Administrative fees                                              270
      12b-1 fees                                                       191
      Other                                                         29,213
                                                               -----------
                                                                   179,918
                                                               -----------
     NET ASSETS                                                $ 9,358,087
                                                               -----------
     Net Assets consist of:
     Capital paid in                                           $10,251,397
     Undistributed net investment income                            27,979
     Accumulated net realized gain (loss)                       (1,613,978)
     Unrealized appreciation (depreciation) on:
      Investments and foreign currency (net)                       692,689
                                                               -----------
     NET ASSETS                                                $ 9,358,087
                                                               -----------
     Shares of beneficial interest outstanding, no par value       851,340
     Net asset value and redemption price                      $     10.99
     Maximum offering price per share (net asset value/97.50%) $     11.27
     Identified cost of investments                            $ 8,386,064







                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2003


   --------------------------------------------------------------------------
   INVESTMENT INCOME
   Interest                                                      $   676,672
   Dividends                                                          23,186
                                                                 -----------
   Total income                                                      699,858
                                                                 -----------

   EXPENSES
   Management fees                                                    62,042
   12b-1 fees                                                         77,552
   Trustees' fees and expenses                                         9,869
   Administrative fees                                                 3,573
   Custodian and accounting fees                                      42,661
   Transfer agent fees                                                 6,724
   Audit and tax services fees                                        33,993
   Legal fees                                                          6,721
   Printing fees                                                      51,066
   Other expenses                                                      3,894
                                                                 -----------
   Total expenses                                                    298,095
   Less expenses waived and reimbursed by the investment adviser    (142,991)
                                                                 -----------
   Net expenses                                                      155,104
                                                                 -----------
   Net investment income                                             544,754
                                                                 -----------

   NET REALIZED GAIN ON:
   Investments and other assets                                      454,579
                                                                 -----------

   CHANGE IN UNREALIZED APPRECIATION ON:
   Investments and other assets                                      972,787
                                                                 -----------
   Total net realized gain and change in unrealized appreciation   1,427,366
                                                                 -----------

   NET INCREASE IN NET ASSETS FROM OPERATIONS                    $ 1,972,120
                                                                 -----------








                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                              YEAR ENDED         YEAR ENDED
                                                                          SEPTEMBER 30, 2003 SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                                        $   544,754        $   678,929
Net realized gain (loss)                                                         454,579         (1,523,927)
Change in unrealized appreciation (depreciation)                                 972,787          2,127,954
                                                                          ------------------ ------------------
Increase in net assets from operations                                         1,972,120          1,282,956
                                                                          ------------------ ------------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                           (565,865)          (701,378)
                                                                          ------------------ ------------------

FROM CAPITAL SHARES TRANSACTIONS
Proceeds from the sale of shares                                               2,129,721            733,158
Cost of shares redeemed                                                       (3,906,725)        (1,839,059)
                                                                          ------------------ ------------------
Increase (decrease) in net assets derived from capital share transactions     (1,777,004)        (1,105,901)
                                                                          ------------------ ------------------
Total (decrease) in net assets                                                  (370,749)          (524,323)

NET ASSETS
Beginning of the period                                                        9,728,836         10,253,159
                                                                          ------------------ ------------------
End of the period                                                            $ 9,358,087        $ 9,728,836
                                                                          ------------------ ------------------

UNDISTRIBUTED NET INVESTMENT INCOME
End of the period                                                            $    27,979        $    43,702
                                                                          ------------------ ------------------

CAPITAL SHARE TRANSACTIONS:
Issued from the sale of shares                                                   212,100             76,200
Redeemed                                                                        (375,400)          (194,800)
                                                                          ------------------ ------------------
Net change                                                                      (163,300)          (118,600)
                                                                          ------------------ ------------------

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                     INCOME (LOSS) FROM INVESTMENT OPERATIONS:       LESS DISTRIBUTIONS:
                     ------------------------------------------  ----------------------------
           Net asset               Net realized                    Dividends    Distributions
            value,      Net       and unrealized   Total from         from        from net
           beginning investment   gain (loss) on   investment    net investment   realized
           of period   income      investments     operations        income     capital gains
---------------------------------------------------------------------------------------------
9/30/2003    $9.59     $0.54(e)       $ 1.42         $1.96           $(0.56)       $   --
9/30/2002+    9.05      0.64(e)         0.55          1.19            (0.65)           --
9/30/2001     9.45      0.71(e)        (0.36)         0.35            (0.71)        (0.04)
9/30/2000     9.79      0.68           (0.20)         0.48            (0.67)        (0.15)
9/30/1999*    9.95      0.68           (0.22)         0.46            (0.62)           --





(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) Total returns do not include the effect of any front-end sales charges for the Fund. (c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (d) Annualized for periods less than one year. (e) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period. + As required effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain
(loss) was less than $.01 and the impact to the ratio of net investment income to the average net assets was less then .01%. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. * Commencement of fund operations on October 1, 1998 through September 30, 1999.

                See accompanying notes to financial statements.

                                                     RATIOS TO AVERAGE NET ASSETS
--------------                                   --------------------------------------
              Net asset              Net assets,
               value,                  end of                                  Net     Portfolio
    Total      end of      Total       period         Net          Gross    investment turnover
distributions  period   Return(a)(b)    (000)    Expenses(c)(d) Expenses(d) income(d)    rate
------------------------------------------------------------------------------------------------
   $(0.56)     $10.99       21.0%      $ 9,358        1.50%        2.88%       5.27%      51%
    (0.65)       9.59       13.6         9,729        1.50         2.97        6.80       19
    (0.75)       9.05        4.1        10,253        1.50         3.20        7.90        1
    (0.82)       9.45        5.2        17,598        1.50         2.65        6.84       52
    (0.62)       9.79        4.6        34,264        1.50         2.03        6.77       34

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2003


1. ORGANIZATION | Loomis Sayles Funds II (formerly Loomis Sayles Funds) (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and collectively, the "Funds"). Information presented in these financial statements pertains to the Loomis Sayles Managed Bond Fund (the "Managed Bond Fund"), the financial statements for the remaining fixed income funds and the equity funds of the Trust are presented in separate reports.

On May 14, 2003, shareholders of Loomis Sayles Funds I and on June 10, 2003, shareholders of Loomis Sayles Funds II (together, Loomis Sayles Funds I and Loomis Sayles Funds II comprise the "Loomis Sayles Funds Trusts") approved new Trustees for the Loomis Sayles Funds Trusts in connection with the integration of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts I, II, III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust (the "CDC Nvest Funds Trusts"). This approval resulted in a combined Board of Trustees for the Loomis Sayles Funds Trusts and CDC Nvest Funds Trusts.

Managed Bond Fund shares are only offered to non-U.S. investors and are sold with a maximum front end sales charge of 2.50%.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed are apportioned based on the relative net assets of each of the Funds in the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES | The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION | Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Effective April 14, 2003, securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME | Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

C. FOREIGN CURRENCY TRANSLATION | The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS | Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2003, there were no open forward currency contracts.

E. FEDERAL AND FOREIGN INCOME TAXES | The Trust treats the Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS | Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, non-deductible expenses, foreign currency transactions and gains realized from passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

G. REPURCHASE AGREEMENTS | The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

3. PURCHASES AND SALES OF SECURITIES | For the year ended September 30, 2003, purchases and sales of securities (excluding short-term investments and U.S. Government/agencies Securities) were $3,253,568 and $4,662,592, respectively. Purchases and sales of U.S. Government/agencies securities (excluding short-term investments) were $1,735,798 and $2,028,929, respectively.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. MANAGEMENT FEES | Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.60% as a percentage of average

FOR THE YEAR ENDED SEPTEMBER 30, 2003

daily net assets. Loomis Sayles has contractually agreed, until February 1, 2004, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Fund, to 1.50% of the Fund's average daily net assets.

For the year ended September 30, 2003, the Fund's gross management fee, waiver of the management fee and net management fee were $62,042, $62,042 and $0, respectively. The gross and net management fee ratios as a percentage of average daily net assets were 0.60% and 0.00%, respectively. For the year ended September 30, 2003, in addition to the waiver of management fees, Loomis Sayles reimbursed $80,949 of Fund expenses.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"), whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignations Group.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE | Effective July 1, 2003, Loomis Sayles assigned its administrative services agreement with the Trust to CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America. Pursuant to the agreement between each of the Loomis Sayles Funds Trusts and CIS, each Fund pays CIS a monthly administrative fee at the annual rate of 0.035% of the Fund's average daily net assets. Prior to July 1, 2003, each Fund paid Loomis Sayles a monthly administrative fee at an annual rate of 0.035% of the Fund's average daily net assets.

For the year ended September 30, 2003, fees paid to Loomis Sayles and CIS for accounting and administrative expenses were $3,573 (0.035% of average daily net assets).

Effective October 1, 2003, the Fund pays CIS its pro rata portion of the accounting and administrative fee, allocated based on the combined assets of the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts, for these services representing the higher amount based on the following calculations:

             (1)Percentage of Average Daily Net Assets

  FIRST       NEXT       OVER
$5 BILLION $5 BILLION $10 BILLION
---------- ---------- -----------
  0.0675%    0.0625%    0.0500%

             or

             (2)Each Fund's pro rata portion, based on the combined assets of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts, of the annual aggregate minimum fee of $5 million.

C. SERVICE AND DISTRIBUTION FEES | The Fund has adopted a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Fund pays Loomis Sayles Distributors, L.P, ("Loomis Sayles Distributors"), a subsidiary of Loomis Sayles, a monthly shareholder service fee at an annual rate of 0.25% of the Fund's average daily net assets and a monthly distribution fee at an annual rate of 0.50% of the Fund's average daily net assets.

D. TRUSTEES FEES AND EXPENSES | The Trust pays no compensation to its officers or to its Trustees who are interested Trustees of Loomis Sayles, Loomis Sayles Distributors, CDC IXIS North America, CIS or their affiliates. Each independent Trustee, who is also an independent Trustee of the CDC Nvest Funds Trusts, receives, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attended. Each Committee member receives an additional retainer fee at the annual rate of $7,000. Furthermore, each Committee chairman receives an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year. Each Trustee is compensated $4,500 for each meeting and $1,750 per Committee meeting that he or she attends in excess of four meetings per year. Trustees who are not a Trustee of the CDC Nvest Funds Trusts are compensated at the rate of $5,000 for each meeting of the Board of Trustees that he or she attends and receives an annual retainer of $20,000. Trustee fees are allocated to the various CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other CDC Nvest Funds Trusts or Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

For the period November 6, 2002 through May 7, 2003, the Trust paid each independent trustee a $20,000 annual retainer fee and a $5,000 fee per in person meeting. Prior to November 6, 2002, each independent Trustee was compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year and was reimbursed for travel expenses in connection with attendance at meetings.

5. LINE OF CREDIT | The Fund together with certain other funds of the Loomis Sayles Funds Trusts, participates in a $25 million unsecured line of credit. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%.

In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. During the year ended September 30, 2003, the Fund had no borrowings under the agreement.

6. ADDITIONAL TAX INFORMATION | The tax character of distributions paid to shareholders during the year ended September 30, 2003 were as follows:

Distributions paid from:
Ordinary income             $565,865
Long-term capital gains           --
                            --------
Total taxable distributions $565,865

As of September 30, 2003, the components of distributable earnings on a tax basis were follows:

Undistributed ordinary income                 $     29,121
Undistributed long-term capital gains                   --
                                              ------------
Total undistributed earnings                        29,121
Capital loss carryforward                      (1,607,470)
Deferred net capital losses (post October)              --
Unrealized Appreciation (Depreciation)             685,039
                                              ------------
Total accumulated earnings (losses)           $  (893,310)
                                              ------------
Capital loss carryforward years of expiration    2009-2011

7. SUBSEQUENT EVENT | Effective November 12, 2003, the Fund will no longer accept new investments in the Fund by new or existing shareholders.

Effective as of November 7, 2003, the Board of Trustees of the Trust approved a plan to liquidate the Fund on or about December 15, 2003 (the "Liquidation Date"). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. The proceeds of any such redemption will be the net asset value of such shares after charges, dividend distributions required to eliminate any Fund-level taxes, expenses and liabilities of the Fund have been paid or otherwise provided for. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to procedures set forth in the Fund's prospectus.

For U.S. federal income tax purposes, the automatic or elected redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. A gain will result in short- or long-term capital gains for shareholders who hold their shares as a capital asset depending on how long a shareholder has held his or her Fund shares. If a shareholder desires to recognize any taxable gain or loss prior to the Liquidation Date, the shareholder may wish to redeem his or her shares prior to the Liquidation Date. Before doing so, the shareholder should consider any applicable sales charge and should consult with his or her tax advisor for more information on his or her own situation.

The liquidation process will involve effecting portfolio transactions in an orderly manner with the intent that shareholders remaining in the Fund on the liquidation date will not unnecessarily bear the majority of the trading costs associated with the liquidation. This may result in the Fund's portfolio consisting primarily of cash or cash equivalents for several weeks prior to the Liquidation Date.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Loomis Sayles Managed Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Managed Bond Fund, a series of Loomis Sayles Funds II (the "Fund") at September 30, 2003, and the results of its operations, the changes in its assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 7, effective November 7, 2003, the Board of Trustees voted to liquidate the Fund on or about December 15, 2003.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 21, 2003

2003 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION | For the fiscal year ended, September 30, 2003, 3.98% of dividends distributed by the Fund qualify for the dividends received deduction for corporate shareholders.

ADDITIONAL INFORMATION

SHAREHOLDER MEETING (UNAUDITED) | At the special meeting of shareholders held on June 10, 2003, shareholders of Loomis Sayles Funds II (formerly, Loomis Sayles Funds) voted for the following proposal:

1. ELECTION OF TRUSTEES

                                FOR     WITHHELD*
-------------------------------------------------
(01) Joseph Alaimo          134,298,551 8,672,577
(02) Graham T. Allison, Jr. 134,590,902 8,380,227
(03) Edward A. Benjamin     134,546,833 8,424,296
(04) Robert J. Blanding     134,572,705 8,398,423
(05) Daniel M. Cain         134,593,263 8,377,866
(06) Paul G. Chenault       134,352,172 8,618,957
(07) Kenneth J. Cowan       134,524,153 8,446,976
(08) Richard Darman         134,552,047 8,419,081
(09) John T. Hailer         134,613,039 8,358,089
(10) Sandra O. Moose        134,612,285 8,358,843
(11) John A. Shane          134,332,421 8,638,708
(12) Peter S. Voss          134,622,604 8,348,525
(13) Pendleton P. White     134,300,598 8,670,530

*Includes Broker Non-Votes (if any).

The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

                                POSITION(S)
                                 HELD WITH
                            FUND/1/, LENGTH OF                                              NUMBER OF PORTFOLIOS IN FUND
                              TIME SERVED AND            PRINCIPAL OCCUPATION(S)                COMPLEX OVERSEEN AND
NAME, AGE AND ADDRESS        TERM OF OFFICE/2/             DURING PAST 5 YEARS                OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Joseph Alaimo+ (73)              Trustee;       Chairman, Wayne Hummer Trust              26;
399 Boylston Street                             Company and Wayne Hummer
Boston, MA 02116            4 years for Loomis  Investment Trust                          None
                               Sayles Funds
                                  Trusts

Graham T. Allison, Jr. (63)    Trustee (2);     Douglas Dillon Professor and Director     44;
399 Boylston Street                             for the Belfer Center of Science and
Boston, MA 02116             19 years for CDC   International Affairs, John F. Kennedy    Director, Taubman Centers, Inc.;
                                Nvest Funds     School of Government, Harvard             Board Member, USEC Inc.
                            Trusts; Less than 1 University
                              year for Loomis
                               Sayles Funds
                                  Trusts

Edward A. Benjamin (65)        Trustee (1);     Retired; formerly, Partner, Ropes & Gray  44;
399 Boylston Street                             (law firm) until 1999
Boston, MA 02116             Less than 1 year                                             Director, Coal, Energy
                                                                                          Investments & Management;
                                                                                          Director, Precision Optics
                                                                                          Corporation
                                                                                          (optics manufacturer)

Daniel M. Cain (58)              Trustee,       President and CEO, Cain Brothers &        44;
452 Fifth Avenue               Chairman (1);    Company, Incorporated (investment
New York, NY 10018                              banking)                                  Trustee, Universal Health Realty
                              7 years for CDC                                             Income Trust;
                                Nvest Funds                                               Director, PASC; Director,
                            Trusts; Less than 1                                           Sheridan Healthcorp
                              year for Loomis
                               Sayles Funds
                                  Trusts

Paul G. Chenault (70)          Trustee (2);     Retired; formerly Trustee, First Variable 44;
5852 Pebble Beach Way                           Life (variable life insurance)
San Luis Obispo, CA 93401    Less than 1 year                                             Director, Mailco Office
                               for CDC Nvest                                              Products, Inc.
                              Funds Trusts; 4
                             years for Loomis
                               Sayles Funds
                                  Trusts

Kenneth J. Cowan (71)             Trustee       Retired                                   44;
399 Boylston Street            Chairman (2);
Boston, MA 02116                                                                          None
                             28 years for CDC
                                Nvest Funds
                            Trusts; Less than 1
                              year for Loomis
                               Sayles Funds
                                  Trusts

                                 POSITION(S)
                                  HELD WITH
                           FUND/1/, LENGTH OF TIME                                             NUMBER OF PORTFOLIOS IN FUND
                              SERVED AND TERM OF             PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN AND
NAME, AGE AND ADDRESS             OFFICE/2/                    DURING PAST 5 YEARS               OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------

Richard Darman (60)              Trustee (2);       Partner, The Carlyle Group                44;
399 Boylston Street         7 years for CDC Nvest   (investments); Chairman of the Board of
Boston, MA 02116           Funds Trusts; Less than  Directors of AES Corporation              Director and Chairman, AES
                              1 year for Loomis     (international power company);            Corporation
                             Sayles Funds Trusts    formerly, Professor, John F. Kennedy
                                                    School of Government, Harvard
                                                    University

Sandra O. Moose (61)             Trustee (1);       Senior Vice President and Director, The   44;
One Exchange Place                                  Boston Consulting Group, Inc.
Boston, MA 02109               21 years for CDC     (management                               Director, Verizon
                                 Nvest Funds        consulting)                               Communications;
                           Trusts; Less than 1 year                                           Director, Rohm and Haas
                              for Loomis Sayles                                               Company
                                 Funds Trusts

John A. Shane (70)               Trustee (2);       President, Palmer Service Corporation     44;
200 Unicorn Park Drive                              (venture capital organization)
Woburn, MA 01801               21 years for CDC                                               Director, Gensym Corporation;
                             Nvest Funds Trusts;                                              Director, Overland Storage,
                             Less than 1 year for                                             Inc.; Director, ABT Associates
                             Loomis Sayles Funds                                              Inc.
                                    Trusts

Pendleton P. White (72)          Trustee (2);       Retired                                   44;
6 Breckenridge Lane
Savannah, GA 31411             22 years for CDC                                               None
                             Nvest Funds Trusts;
                             Less than 1 year for
                                Loomis Sayles
                                 Funds Trusts

INTERESTED TRUSTEES
Robert J. Blanding/3/ (56)   President and Chief    President, Chairman, Director and         44;
555 California Street         Executive Officer     Chief Executive Officer, Loomis, Sayles
San Francisco, CA 94104     Loomis Sayles Funds I;  & Company, L.P.                           None
                               Chief Executive
                               Officer, Loomis
                           Sayles Funds II; Trustee

                               Less than 1 year

John T. Hailer/4 /(42)       President and Chief    President and Chief Executive Officer,    44;
399 Boylston Street           Executive Officer,    CDC IXIS Asset Management
Boston, MA 02116               CDC Nvest Funds      Distributors, L.P.; formerly, Senior Vice None
                              Trusts; President,    President, Fidelity Investments
                           Loomis Sayles Funds II,
                                Executive Vice
                              President, Loomis
                           Sayles Funds I; Trustee;

                            3 years for CDC Nvest
                           Funds Trusts; Less than
                              1 year for Loomis
                             Sayles Funds Trusts

                              POSITION(S)
                               HELD WITH
                           FUND/1/, LENGTH OF                                            NUMBER OF PORTFOLIOS IN FUND
                            TIME SERVED AND            PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN AND
NAME, AGE AND ADDRESS      TERM OF OFFICE/2/             DURING PAST 5 YEARS               OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------

Peter S. Voss/5/ (57)         Chairman of     Director, President and Chief Executive    44;
399 Boylston Street            the Board,     Officer, CDC IXIS Asset Management
Boston, MA 02116                Trustee;      North America, L.P.                        Trustee of Harris Associates
                                                                                         Investment Trust/6/
                              11 years for
                               CDC Nvest
                             Funds Trusts;
                            Less than 1 year
                               for Loomis
                              Sayles Funds
                                 Trusts

OFFICERS
Nicholas H. Palmerino (38)     Treasurer;     Senior Vice President, CDC IXIS Asset      Not Applicable;
399 Boylston Street                           Management Services, Inc.; Senior Vice
Boston, MA 02116             Not Applicable   President, CDC IXIS Asset Management       None
                                              Advisers, L.P.; formerly, Vice President,
                                              Loomis, Sayles & Company, L.P.

John E. Pelletier (39)         Secretary;     Senior Vice President, General Counsel,    Not Applicable;
399 Boylston Street                           Secretary and Clerk, CDC IXIS
Boston, MA 02116             Not Applicable   Distribution Corporation; Senior Vice      None
                                              President, General Counsel, Secretary
                                              and Clerk, CDC IXIS Asset Management
                                              Distributors, L.P.; Senior Vice President,
                                              General Counsel, Secretary and Clerk,
                                              CDC IXIS Asset Management Advisers,
                                              L.P.; Executive Vice President, General
                                              Counsel, Secretary, Clerk and Director,
                                              CDC IXIS Asset Management Services,
                                              Inc.

(1)Member of Audit Committee.
(2)Member of Contract Review and Governance Committee.

+Mr. Alaimo is a Trustee of Loomis Sayles Funds I and Loomis Sayles Funds II,
 but not of the CDC Nvest Funds Trusts.
1Except as noted, each Trustee and Officer holds the same positions with CDC
 Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, AEW Real Estate Income Fund, CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust (the "CDC Nvest Funds Trusts") and Loomis Sayles Funds I and Loomis Sayles Funds II (the "Loomis Sayles Funds Trusts" and together with the CDC Nvest Funds Trusts, the "Trusts").
2All Trustees serve until retirement, resignation or removal from the Board.
 The current retirement age is 72. Messrs. Alaimo and White are expected to retire by December 31, 2003.
3Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. ("Loomis Sayles").
4Mr. Hailer is an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors").
5Mr. Voss is an "interested person" of the Trusts because he holds the following positions with entities that may be considered to be affiliated persons of the Trusts: Director of CDC IXIS Asset Management Services, Inc.; Director of CDC IXIS Asset Management Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates, Inc.; Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Loomis, Sayles & Company, Inc.; Member of Reich & Tang Asset Management, LLC; Director of Westpeak Global Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McCullough, Inc.; Director, Hansberger Group, Inc.; Member, Board of Managers, Harris Alternatives L.L.C.; and Director and Member of Executive Board of CDC IXIS Asset Management.
6As of September 30, 2003, Harris Associates Investment Trust has seven series that were overseen by its Board of Trustees.

          [LOGO OF CDC NVEST FUNDS(SM)]

          ANNUAL REPORT
          SEPTEMBER 30, 2003

          LOOMIS SAYLES INVESTMENT GRADE BOND FUND

[LOGO OF LOOMIS SAYLES]

                           TABLE OF CONTENTS

                           Management Discussion and Performance .........Page 1

                           Fund Risks ....................................Page 3

                           Schedule of Investments .......................Page 4

                           Financial Statements ..........................Page 8

                    LOOMIS SAYLES INVESTMENT GRADE BOND FUND

                                                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

Objective:
High total investment return through a combination of current income and capital appreciation

Strategy:
Invests primarily in investment-grade, fixed-income securities, although it may invest up to 10% of assets in lower-rated, fixed-income securities

Fund Inception:
December 31, 1996

Managers:
Daniel Fuss
Steven Kaseta
Loomis, Sayles & Company, L.P.

Symbol:
Class A         LIGRX
Class B         LGBBX
Class C         LGBCX
Class Y         LSIIX
Class J         LIGJX

Net Asset Value Per Share:
(September 30, 2003)
Class A       $ 11.54
Class B         11.53
Class C         11.53
Class Y         11.54
Class J         11.53

                                                           MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Loomis Sayles Investment Grade Bond Fund significantly outperformed its benchmark during the fiscal year ended September 30, 2003, primarily as a result of its positions in high-yielding domestic corporate bonds and its exposure to sovereign debt (bonds issued by foreign governments) and non-U.S.-dollar denominated securities. The fund's total return was 20.62% based on the net asset value of Class A shares and $0.59 in dividends and capital gains of $0.14 per share reinvested during the period. This put the fund well ahead of its benchmark, Lehman Brothers Government/Credit Index, which had a total return of 6.51%. For the same period, the fund's Morningstar Long-Term Bond peer group had an average return of 9.80%. The fund's 30-day SEC yield on Class A shares was 4.53% as of the end of September, 2003.

Corporate and Foreign Government Securities Drove the Market
As evidence of an economic recovery began to appear and default rates declined, cash flowed into high-yield bonds, driving up prices during the period. The improving economy and strong equity returns also benefited the fund's convertible securities. Meanwhile, declining global interest rates translated into strong results for government bonds of both developed nations and emerging markets. Investments denominated in foreign currencies, which totaled almost 30% of fund assets on September 30, also benefited from the weakening U.S. dollar.

Telecommunications and Sovereign Bonds Provided Excellent Results
Domestic bonds of telecommunications companies rebounded from distressed levels. Two of the fund's top-performing bonds were issued by telecommunications companies. The fund's U.S. West Capital Funding holdings soared in price after parent company Qwest reduced concerns about its liquidity by selling a subsidiary that produced yellow pages. Bonds issued by Sprint Capital Corp., one of the nation's largest long-distance carriers, provided strong returns as the company improved its balance sheet by refinancing debt and selling its directory business. The fund's investments in sovereign bonds (bonds issued by foreign governments) provided a substantial boost to performance, and accounted for 19% of the fund's total net assets at September 30, 2003. In particular, sovereign debt issued by emerging economies in Latin America has generated strong returns, led by Brazil, the largest economy in South America. Investors have been encouraged by the recent strengthening of the Brazilian economy, the decline in inflationary pressures, and the fiscal discipline demonstrated by its government.

U.s. Treasury and Agency Securities, and One Airline's Bonds Detracted
Most bonds in the portfolio performed well during the period. The exceptions were two American Airline's bonds, which declined in value as that carrier lost ground to discount competitors. The fund's Treasury position and mortgage-backed securities issued by Fannie Mae both also declined in value as interest rates spiked up late in the fiscal period.

Emphasis On Corporate Bonds Continues
Against a backdrop of improving corporate finances and a strengthening economy, we continue to emphasize corporate bonds. At the same time, we have reduced the fund's vulnerability to increases in interest rates by trimming duration (a measure of the fund's price sensitivity to changing interest rates) from 7.56 years to 6.54 years. Based on our outlook for a weak U.S. dollar and global growth, we will continue to hold securities denominated in other currencies, and to maintain our position in emerging markets.

                    LOOMIS SAYLES INVESTMENT GRADE BOND FUND

                                   INVESTMENT RESULTS THROUGH SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective
The charts comparing Loomis Sayles Investment Grade Bond Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                             GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES/1/

                  December 31, 1996 through September 30, 2003

      Loomis Sayles Investment Grade Bond Fund
     -------------------------------------------
                                                     Lipper         Lehman
                                    Maximum        BBB Rated      Government
        Month        Net Asset       Sales           Funds          Credit
         End         Value (2)      Charge (3)       Index           Index
      ----------    ----------    -----------   -------------    ------------
      12/31/1996     10,000           9,550         10,000          10,000
      01/31/1997      9,950           9,502         10,032          10,012
      02/28/1997     10,150           9,693         10,089          10,033
      03/31/1997      9,930           9,483          9,933           9,914
      04/30/1997     10,131           9,675         10,080          10,059
      05/31/1997     10,323           9,859         10,195          10,153
      06/30/1997     10,586          10,110         10,347          10,274
      07/31/1997     11,272          10,765         10,705          10,589
      08/31/1997     10,953          10,460         10,563          10,470
      09/30/1997     11,262          10,755         10,749          10,635
      10/31/1997     11,428          10,914         10,858          10,805
      11/30/1997     11,407          10,894         10,911          10,862
      12/31/1997     11,429          10,915         11,029          10,976
      01/31/1998     11,537          11,018         11,169          11,131
      02/28/1998     11,569          11,048         11,165          11,108
      03/31/1998     11,709          11,182         11,222          11,142
      04/30/1998     11,755          11,226         11,270          11,198
      05/31/1998     11,821          11,289         11,366          11,318
      06/30/1998     11,799          11,268         11,450          11,434
      07/31/1998     11,652          11,128         11,441          11,443
      08/31/1998     11,152          10,650         11,358          11,666
      09/30/1998     11,408          10,894         11,592          12,000
      10/31/1998     11,294          10,786         11,449          11,915
      11/30/1998     11,668          11,143         11,660          11,986
      12/31/1998     11,767          11,237         11,689          12,016
      01/31/1999     11,955          11,417         11,791          12,101
      02/28/1999     11,802          11,271         11,536          11,813
      03/31/1999     12,073          11,530         11,665          11,872
      04/30/1999     12,358          11,802         11,748          11,901
      05/31/1999     12,251          11,699         11,590          11,779
      06/30/1999     12,215          11,665         11,529          11,742
      07/31/1999     11,998          11,458         11,471          11,709
      08/31/1999     11,955          11,417         11,428          11,700
      09/30/1999     12,118          11,573         11,526          11,805
      10/31/1999     12,115          11,570         11,549          11,836
      11/30/1999     12,148          11,602         11,577          11,829
      12/31/1999     12,196          11,648         11,558          11,757
      01/31/2000     12,196          11,648         11,524          11,754
      02/29/2000     12,584          12,017         11,666          11,902
      03/31/2000     12,758          12,184         11,774          12,074
      04/30/2000     12,428          11,868         11,631          12,015
      05/31/2000     12,309          11,755         11,542          12,004
      06/30/2000     12,667          12,097         11,834          12,249
      07/31/2000     12,819          12,242         11,885          12,379
      08/31/2000     13,060          12,473         12,102          12,553
      09/30/2000     12,953          12,370         12,136          12,601
      10/31/2000     12,848          12,270         12,097          12,680
      11/30/2000     13,094          12,504         12,209          12,896
      12/31/2000     13,534          12,925         12,465          13,151
      01/31/2001     13,760          13,141         12,767          13,372
      02/28/2001     13,867          13,243         12,893          13,509
      03/31/2001     13,687          13,071         12,885          13,571
      04/30/2001     13,478          12,871         12,814          13,470
      05/31/2001     13,600          12,988         12,930          13,547
      06/30/2001     13,667          13,052         12,945          13,612
      07/31/2001     14,014          13,384         13,238          13,951
      08/31/2001     14,332          13,687         13,397          14,131
      09/30/2001     14,040          13,408         13,283          14,261
      10/31/2001     14,652          13,992         13,564          14,622
      11/30/2001     14,445          13,795         13,476          14,382
      12/31/2001     14,299          13,656         13,394          14,269
      01/31/2002     14,398          13,750         13,467          14,374
      02/28/2002     14,540          13,886         13,532          14,496
      03/31/2002     14,195          13,556         13,354          14,202
      04/30/2002     14,604          13,947         13,559          14,477
      05/31/2002     14,790          14,124         13,666          14,610
      06/30/2002     14,758          14,094         13,602          14,735
      07/31/2002     14,476          13,824         13,533          14,912
      08/31/2002     14,995          14,321         13,807          15,247
      09/30/2002     15,023          14,347         13,931          15,575
      10/31/2002     14,933          14,261         13,832          15,426
      11/30/2002     15,247          14,561         14,031          15,435
      12/31/2002     15,814          15,103         14,358          15,844
      01/31/2003     16,084          15,360         14,453          15,843
      02/28/2003     16,433          15,694         14,696          16,125
      03/31/2003     16,513          15,770         14,721          16,104
      04/30/2003     17,078          16,310         15,019          16,277
      05/31/2003     17,926          17,119         15,412          16,739
      06/30/2003     18,012          17,201         15,432          16,672
      07/31/2003     17,152          16,380         14,906          15,973
      08/31/2003     17,235          16,459         15,024          16,079
      09/30/2003     18,120          17,307         15,486          16,588

                              AVERAGE ANNUAL TOTAL RETURNS -- SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
                                                                 SINCE FUND
                                       1 YEAR/5/   5 YEARS/5/   INCEPTION/5/
                                       ---------   ----------   ------------
CLASS A/1/

Net Asset Value/2/                         20.62%        9.70%          9.21%
With Maximum Sales Charge/3/               15.21         8.70           8.47

CLASS B/1/

Net Asset Value/2/                         19.48         8.68           8.20
With CDSC/4/                               14.48         8.40           8.20

CLASS C/1/
Net Asset Value/2/                         19.48         8.68           8.20
With Maximum Sales Charge and CDSC/4/      17.29         8.47           8.04

CLASS Y/1/

Net Asset Value/2/                         20.91         9.95           9.46

CLASS J/1/

Net Asset Value/2/                         20.02         9.25           8.95
With Sales Charge/4/                       15.83         8.48           8.38

                                                                 SINCE FUND
COMPARATIVE PERFORMANCE                 1 YEAR       5 YEARS    INCEPTION/6/

Lipper BBB Rated Funds Index               11.16%        5.96%          6.69%
Lehman Bros. Gov/Credit Index               6.51         6.69           7.79
Morningstar Long Term Bond Funds Avg.       9.80         6.18           7.10

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. Class Y, the successor to the fund's Institutional Class, is only available to certain institutional investors. Class J shares are not offered for sale in the United States and are not eligible for sale to U.S. investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                              PORTFOLIO AS OF SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                  CREDIT QUALITY

                Aaa     Aa      A     Baa     Ca and Not Rated
                ----    ---    ---    ----    ----------------
                32.1%   7.7%   7.6%   35.1%         17.5%

                               AVERAGE QUALITY: Aa

Credit quality is based on bond ratings from Moody's Investors Service

                                                              EFFECTIVE MATURITY

               1 YEAR    1-5 YEARS    5-10 YEARS    10+ YEARS
               ------    ---------    ----------    ---------
                1.1%       25.7%         40.1%        33.1%

                     AVERAGE EFFECTIVE MATURITY: 10.9 YEARS

See page 3 for information on the possible risks associated with an investment in this fund and descriptions of the fund's indexes.

NOTES TO CHARTS

/1/ Returns shown in the chart reflect performance of the fund's Retail Class shares (inception: 12/31/96), which were converted to Class A shares on 9/12/03. Retail Class shares were not outstanding from December 18, 2000 until January 31, 2002; Institutional Class performance is shown for the intervening period, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class J shares (5/24/99), performance is based on prior Institutional Class performance, restated to reflect the load and expenses of Class J shares. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares, because Class A shares include the highest sales charge. Prior to September 12, 2003, the fund (except Class J) was offered without a sales charge.
/2/  Does not include a sales charge.
/3/  Includes maximum sales charge of 4.50%.
/4/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase. Performance for Class J shares assumes a 3.50% sales charge.
/5/ Fund performance has been increased by expense waivers, without which performance would have been lower.
/6/ The since-inception performance comparisons shown for each Class of fund shares are calculated from 12/31/96.

                        FUND RISKS AND INDEX DEFINITIONS

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

Any mutual fund investment involves risk. The following notes describe some of the risks of the Loomis Sayles Investment Grade Bond Fund discussed in this report. These risks may affect the value of your investment. See the fund's prospectus for details.

THE FUND

LOOMIS SAYLES INVESTMENT GRADE BOND FUND
The fund invests primarily in investment-grade fixed-income securities (those rated BBB or higher by Standard & Poor's Rating Group or Baa or higher by Moody's Investors Service), or unrated securities deemed to be of comparable quality by Loomis Sayles. The fund may also invest up to 10% of its assets in lower-rated, fixed-income securities. Effective December 17, 2003, the fund may no longer invest in any equity securities.

THE RISKS

Changes in interest rates can affect the value of fund shares. The value of fixed-income securities generally goes down when interest rates rise and goes up when rates decline.

Lower-quality bonds offer higher yields than high-quality bonds in return for more risks. These risks include a greater risk of default than higher-quality issues and a greater risk of loss of principal.

Mortgage securities are subject to prepayment risks; when mortgages underlying the security are prepaid or refinanced, the fund's income stream may change. Securities issued by Fannie Mae or Freddie Mac are not issued or guaranteed by the U.S. government.

U.S. government and Treasury securities are guaranteed if held to maturity, but mutual funds that invest in these securities are not guaranteed. The value of fund shares will fluctuate and you may have a gain or a loss when you sell your shares.

U.S. government agency securities issued by Fannie Mae or Freddie Mac are not guaranteed by the U.S. government.

Foreign and emerging-market securities have special risks, including risks resulting from political unrest, currency fluctuations and different regulatory requirements or accounting standards. Emerging markets may be more subject to these risks than developed markets.

INDEX/AVERAGE DEFINITIONS:

The Lehman Brothers Government/Credit Index is an unmanaged list of publicly traded bonds, including U.S. government bonds, Treasury securities and corporate bonds.

Morningstar Long-Term Bond Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

Lipper BBB Rated Funds Index is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

            NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

       LOOMIS SAYLES INVESTMENT GRADE BOND FUND -- SCHEDULE OF INVESTMENTS

Investments as of September 30, 2003

  PRINCIPAL
    AMOUNT     DESCRIPTION                                            VALUE (a)
--------------------------------------------------------------------------------
BONDS AND NOTES -- 98.2% OF TOTAL NET ASSETS
NON -- CONVERTIBLE BONDS -- 95.0%

               AEROSPACE/DEFENSE -- 1.8%
$   5,500,000  Raytheon Co., 6.400%, 12/15/18 ....................  $  5,965,900
      250,000  Raytheon Co., 7.200%, 8/15/27 .....................       282,550
      145,000  Raytheon Co., 7.375%, 7/15/25 .....................       155,142
                                                                    ------------
                                                                       6,403,592
                                                                    ------------
               AIRLINES -- 2.3%
      640,402  American Airlines, Inc., 6.978%, 4/01/11 ..........       635,518
    1,000,000  American Airlines, Inc., Class B, 8.608%, 4/01/11 .       784,161
    2,095,103  Continental Airlines, Inc., 6.703%, 12/15/22 ......     2,036,871
      173,368  Continental Airlines, Inc.,
               Series 1998-1A, 6.648%, 9/15/17 ...................       165,362
      737,765  Continental Airlines, Inc.,
               Series 1999-1A, 6.545%, 2/02/19 ...................       722,365
      401,103  Continental Airlines, Inc.,
               Series 1999-2, 7.256%, 3/15/20 ....................       394,855
    1,973,716  Continental Airlines, Inc.,
               Series 2000-2, 7.707%, 10/02/22 ...................     1,923,907
      650,000  Delta Air Lines, Inc., 8.300%, 12/15/29 ...........       419,250
      877,946  US Airways, 6.850%, 1/30/18 .......................       822,187
                                                                    ------------
                                                                       7,904,476
                                                                    ------------
               ASSET-BACKED SECURITIES -- 0.9%
    1,492,366  Community Program Loan Trust,
               Series 1987-A, Class A4, 4.500%, 10/01/18 .........     1,513,968
    1,700,000  Community Program Loan Trust,
               Series 1987-A, Class A5, 4.500%, 4/01/29 ..........     1,483,671
                                                                    ------------
                                                                       2,997,639
                                                                    ------------
               AUTOMOTIVE -- 4.7%
      375,000  Cummins Engine Co., Inc., 7.125%, 3/01/28 .........       341,719
    3,150,000  Delphi Automotive Systems Corp.,
               7.125%, 5/01/29 ...................................     3,072,063
    2,500,000  Ford Motor Co., 6.375%, 2/01/29 ...................     2,036,220
      600,000  Ford Motor Credit Co., 7.250%, 2/22/05 (GBP) ......     1,017,067
      700,000  Ford Motor Credit Co., 7.375%, 10/28/09 ...........       746,132
    1,500,000  General Motors Acceptance Corp.,
               6.875%, 9/15/11 (GBP) .............................     1,557,004
    3,000,000  General Motors Acceptance Corp.,
               7.000%, 12/07/05 (GBP) ............................     5,123,236
    3,050,000  General Motors Acceptance Corp.,
               7.500%, 12/01/06 (NZD) ............................     1,818,832
      700,000  General Motors Corp., 6.750%, 5/01/28 .............       613,898
                                                                    ------------
                                                                      16,326,171
                                                                    ------------
               BANKING -- 0.1%
      100,000  Key Bank NA, 6.950%, 2/01/28 ......................       109,213
      250,000  Keycorp Capital III, 7.750%, 7/15/29 ..............       294,548
                                                                    ------------
                                                                         403,761
                                                                    ------------
               CHEMICALS -- 0.1%
      500,000  IMC Global, Inc., 7.300%, 1/15/28 .................       360,000
                                                                    ------------
               CONSUMER PRODUCTS -- 0.0%
      150,000  Bausch & Lomb, Inc., 7.125%, 8/01/28 ..............       148,500
                                                                    ------------
               ELECTRIC -- 5.2%
    2,750,000  Constellation Energy Group, Inc.,
               4.550%, 6/15/15 ...................................     2,555,762
    5,000,000  Empresa Nacional de Electricidad SA (Endesa),
               7.875%, 2/01/27 ...................................     4,345,915
    1,000,000  Empresa Nacional de Electricidad SA (Endesa),
               8.350%, 8/01/13 144A ..............................     1,062,480
      500,000  Enersis SA, 6.900%, 12/01/06 ......................       516,644
    4,000,000  Enersis SA, 7.400%, 12/01/16 ......................     3,759,520
    1,500,000  MidAmerican Energy Holdings Co.,
               5.875%, 10/01/12 ..................................     1,586,308
       47,625  Quezon Power Philippines Co.,
               8.860%, 6/15/17 ...................................        40,481
    3,950,000  Tenaga Nasional Berhad,
               7.500%, 11/01/25 144A .............................     4,220,998
                                                                    ------------
                                                                      18,088,108
                                                                    ------------
               ELECTRONICS -- 2.2%
      500,000  Motorola, Inc., 5.800%, 10/15/08 ..................       530,625
      900,000  Motorola, Inc., 6.500%, 11/15/28 ..................       867,375
      250,000  Motorola, Inc., 6.750%, 2/01/06 ...................       270,313
      625,000  Motorola, Inc., 7.625%, 11/15/10 ..................       712,500
    1,625,000  Motorola, Inc., 8.000%, 11/01/11 ..................     1,876,875
    3,115,000  Samsung Electronics Co. Ltd.,
               7.700%, 10/01/27 144A .............................     3,414,320
                                                                    ------------
                                                                       7,672,008
                                                                    ------------
               ENTERTAINMENT -- 1.1%
    3,840,000  Time Warner, Inc., 6.625%, 5/15/29 ................     3,905,407
                                                                    ------------
               FINANCIAL SERVICES -- 0.2%
      950,000  GMAC International Finance BV,
               8.000%, 3/14/07 (NZD) .............................       565,992
                                                                    ------------
               FOREIGN AGENCIES -- 0.1%
      220,000  Alberta Municipal Funding Corp.,
               5.700%, 9/01/11 (CAD) .............................       174,412
                                                                    ------------
               FOREIGN LOCAL GOVERNMENTS -- 8.5%
   19,100,000  Kommunekredit, 5.000%, 6/07/06 (NOK) ..............     2,785,528
       75,000  New Brunswick FM Project, 6.470%, 11/30/27 (CAD) ..        61,537
       39,111  Province of Alberta, 5.930%, 9/16/16 (CAD) ........        31,308
    6,600,000  Province of British Columbia,
               Zero Coupon Bond, 6/09/14 (CAD) ...................     2,809,635
    2,250,000  Province of British Columbia,
               Zero Coupon Bond, 9/05/20 (CAD) ...................       630,020
      605,000  Province of British Columbia,
               Zero Coupon Bond, 8/19/22 (CAD) ...................       149,238
      725,000  Province of British Columbia,
               Zero Coupon Bond, 11/19/27 (CAD) ..................       130,955
    3,275,000  Province of British Columbia, 6.250%, 12/01/09
                (CAD) ............................................     2,681,386
    5,445,000  Province of Manitoba, 5.750%, 6/02/08 (CAD) .......     4,346,366
       25,000  Province of Manitoba, 6.500%, 9/22/17 (CAD)........        21,089
       55,000  Province of Manitoba, 7.750%, 12/22/25 (CAD) ......        52,059
    5,000,000  Province of Manitoba (Certificate of Deposit),
               Zero Coupon Bond, 7/22/13 (CAD) ..................     2,227,227
      500,000  Province of Nova Scotia, 6.600%, 6/01/27 (CAD) ....       417,178
    2,000,000  Province of Ontario,
               Zero Coupon Bond, 7/13/22 (CAD) ...................       497,657
    1,780,000  Province of Ontario,
               Zero Coupon Bond, 6/02/27 (CAD) ...................       340,517
    4,050,000  Province of Ontario, 5.900%, 3/08/06 (CAD) ........     3,186,244
    6,600,000  Province of Saskatchewan,
               Zero Coupon Bond, 4/10/14 (CAD) ...................     2,835,579
    7,500,000  Province of Saskatchewan,
               4.750%, 12/01/06 (CAD) ............................     5,771,422
      350,000  Province of Saskatchewan,
               5.750%, 3/05/29 (CAD) .............................       264,975
      650,000  Province of Saskatchewan (Certificate of Deposit),
               Zero Coupon Bond, 2/04/22 (CAD) ...................       168,056
      215,000  Province of Saskatchewan (Certificate of Deposit),
               Zero Coupon Bond, 5/30/25 (CAD) ...................        45,442
                                                                    ------------
                                                                      29,453,418
                                                                    ------------

                 See accompanying notes to financial statements.

                   LOOMIS SAYLES INVESTMENT GRADE BOND FUND --
                       SCHEDULE OF INVESTMENTS (continued)

Investments as of September 30, 2003

  PRINCIPAL
    AMOUNT     DESCRIPTION                                            VALUE (a)
--------------------------------------------------------------------------------
               GOVERNMENT AGENCIES -- 16.9%
 $  9,300,000  Federal Home Loan Mortgage Corp.,
               4.625%, 2/15/07 (EUR) .............................  $ 11,387,426
    9,250,000  Federal Home Loan Mortgage Corp.,
               5.500%, 9/15/11 ...................................    10,128,102
    7,500,000  Federal Home Loan Mortgage Corp.,
               5.750%, 1/15/12 ...................................     8,327,460
      700,000  Federal National Mortgage Association,
               Zero Coupon Bond, 10/29/07 (NZD) ..................       328,543
    1,000,000  Federal National Mortgage Association,
               4.250%, 7/15/07 ...................................     1,057,608
    3,950,000  Federal National Mortgage Association,
               5.250%, 1/15/09 ...................................     4,323,808
    1,850,000  Federal National Mortgage Association,
               5.375%, 11/15/11 ..................................     2,008,950
   17,450,000  Federal National Mortgage Association,
               5.500%, 3/15/11 ...................................    19,161,077
    2,500,000  Federal National Mortgage Association,
               6.375%, 8/15/07 (AUD) .............................     1,783,694
                                                                    ------------
                                                                      58,506,668
                                                                    ------------
               HEALTHCARE -- 2.5%
    2,625,000  Columbia/HCA Healthcare Corp.,
               7.050%, 12/01/27 ..................................     2,544,856
      250,000  Columbia/HCA Healthcare Corp.,
               7.500%, 12/15/23 ..................................       253,610
      620,000  Columbia/HCA Healthcare Corp.,
               7.580%, 9/15/25 ...................................       635,412
    1,000,000  Columbia/HCA Healthcare Corp.,
               7.750%, 7/15/36 ...................................     1,043,022
      800,000  HCA, Inc., 6.250%, 2/15/13 ........................       811,242
    3,250,000  HCA, Inc., 6.300%, 10/01/12 .......................     3,312,478
                                                                    ------------
                                                                       8,600,620
                                                                    ------------
               HOME CONSTRUCTION -- 0.1%
      250,000  Pulte Homes, Inc., 6.250%, 2/15/13 ................       268,201
       25,000  Pulte Homes, Inc., 6.375%, 5/15/33 ................        23,988
                                                                    ------------
                                                                         292,189
                                                                    ------------
               INDEPENDENT/ENERGY -- 0.5%
      500,000  Devon Financing Corp. LLC, 7.875%, 9/30/31 ........       612,171
    1,040,000  Pioneer Natural Resources Co., 7.200%, 1/15/28 ....     1,097,200
                                                                    ------------
                                                                       1,709,371
                                                                    ------------
               INFORMATION/DATA TECHNOLOGY -- 0.7%
    2,500,000  Arrow Electronics, Inc., 6.875%, 7/01/13 ..........     2,523,440
                                                                    ------------
               INTEGRATED/ENERGY -- 0.3%
      150,000  Cerro Negro Finance Ltd.,
               7.900%, 12/01/20 144A .............................       117,000
      100,000  PDVSA Finance Ltd., 7.400%, 8/15/16 ...............        77,500
      200,000  PDVSA Finance Ltd., 7.500%, 11/15/28 ..............       150,000
      200,000  Petrozuata Finance, Inc., 8.220%, 4/01/17 144A ....       171,000
      400,000  Repsol International Finance Bv, 5.750%, 12/04/06
               (EUR) .............................................       498,925
                                                                    ------------
                                                                       1,014,425
                                                                    ------------
               LIFE INSURANCE -- 1.9%
    1,500,000  Provident Companies, Inc., 7.250%, 3/15/28 ........     1,486,863
    2,175,000  UnumProvident Corp., 6.750%, 12/15/28 .............     2,153,250
    3,000,000  UnumProvident Corp., 7.375%, 6/15/32 ..............     3,000,000
                                                                    ------------
                                                                       6,640,113
                                                                    ------------
               MEDIA CABLE -- 1.4%
    3,750,000  Cox Communications, Inc. Class A, 6.750%, 3/15/11 .     4,256,250
      500,000  Cox Communications, Inc. Class A, 6.800%, 8/01/28 .       541,042
                                                                    ------------
                                                                       4,797,292
                                                                    ------------
               MEDIA NONCABLE -- 1.0%
    2,500,000  Clear Channel Communications, Inc.,
               4.250%, 5/15/09 ...................................     2,529,563
    1,000,000  Clear Channel Communications, Inc.,
               5.750%, 1/15/13 ...................................     1,061,176
                                                                    ------------
                                                                       3,590,739
                                                                    ------------
               METALS & MINING -- 0.5%
    1,500,000  Teck Cominco Ltd., 7.000%, 9/15/12 ................     1,577,210
                                                                    ------------
               MORTGAGE RELATED -- 1.1%
    3,000,000  Bank of America Commercial Mortgage, Inc.,
               5.460%, 4/11/37 ...................................     3,223,200
      362,280  Federal Home Loan Mortgage Corp.,
               5.000%, 12/01/31 ..................................       362,446
      138,070  Federal National Mortgage Association,
               6.000%, 7/01/29 ...................................       142,842
                                                                    ------------
                                                                       3,728,488
                                                                    ------------
               NON CAPTIVE CONSUMER -- 0.3%
    1,000,000  Capital One Bank, 6.700%, 5/15/08 .................     1,105,367
                                                                    ------------
               OIL FIELD SERVICES -- 0.9%
      250,000  Ensco International, Inc., 6.750%, 11/15/07 .......       279,645
      250,000  Ensco International, Inc., 7.200%, 11/15/27 .......       283,200
      250,000  Global Marine, Inc., 7.000%, 6/01/28 ..............       282,292
      665,000  Pecom Energia SA, 8.125%, 7/15/10 144A ............       626,763
      600,000  Transocean Sedco Forex, Inc., 7.375%, 4/15/18 .....       715,827
      750,000  Transocean Sedco Forex, Inc., 7.500%, 4/15/31 .....       876,844
                                                                    ------------
                                                                       3,064,571
                                                                    ------------
               PAPER -- 2.6%
      500,000  Boise Cascade Corp., 7.350%, 2/01/16 ..............       514,640
    1,000,000  Boise Cascade Corp., Series A, 7.450%, 8/10/11 ....     1,036,446
    2,225,000  Georgia-Pacific Group, 7.375%, 12/01/25 ...........     1,969,125
    2,570,000  Georgia-Pacific Group, 7.750%, 11/15/29 ...........     2,329,062
      400,000  Weyerhaeuser Co., 6.750%, 3/15/12 .................       444,995
      500,000  Weyerhaeuser Co., 6.950%, 10/01/27 ................       530,939
    1,000,000  Weyerhaeuser Co., 7.125%, 7/15/23 .................     1,066,574
    1,000,000  Weyerhaeuser Co., 7.375%, 3/15/32 .................     1,116,323
                                                                    ------------
                                                                       9,008,104
                                                                    ------------
               PIPELINES -- 2.4%
    2,425,000  Coastal Corp., 6.950%, 6/01/28 ....................     1,655,063
    2,200,000  El Paso Corp., 5.750%, 3/14/06 ....................     2,229,714
      375,000  El Paso Corp., 7.000%, 5/15/11 ....................       309,375
    1,150,000  El Paso Energy Corp., 6.750%, 5/15/09 .............       960,250
    1,000,000  KN Capital Trust, 7.630%, 4/15/28 .................     1,106,426
      750,000  Southern Natural Gas Co., 7.350%, 2/15/31 .........       690,000
      700,000  Tennessee Gas Pipeline Co., 7.000%, 10/15/28 ......       607,250
      815,000  Tennessee Gas Pipeline Co., 7.500%, 4/01/17 .......       778,325
                                                                    ------------
                                                                       8,336,403
                                                                    ------------
               PROPERTY & CASUALTY INSURANCE -- 0.3%
    1,000,000  Aon Corp., 7.375%, 12/14/12 .......................     1,158,990
                                                                    ------------
               RAILROADS -- 1.2%
    5,000,000  Canadian Pacific Railway Ltd., 4.900%, 6/15/10
               (CAD) .............................................     3,691,787
       39,000  Missouri Pacific Railroad Co., 4.250%, 1/01/05 ....        40,006
      195,000  Missouri Pacific Railroad Co., 4.750%, 1/01/20 ....       153,668
      208,000  Missouri Pacific Railroad Co., 4.750%, 1/01/30 ....       161,233
       50,000  Missouri Pacific Railroad Co., 5.000%, 1/01/45 ....        34,125
                                                                    ------------
                                                                       4,080,819
                                                                    ------------
               REAL ESTATE INVESTMENT TRUSTS -- 1.9%
    1,000,000  EOP Operating LP, 6.750%, 2/15/12 .................     1,121,527
      100,000  First Industrial LP, 7.500%, 12/01/17 .............       114,245
      150,000  First Industrial LP, 7.600%, 7/15/28 ..............       160,204

                 See accompanying notes to financial statements.

                  LOOMIS SAYLES INVESTMENT GRADE BOND FUND --
                       SCHEDULE OF INVESTMENTS (continued)

Investments as of September 30, 2003

  PRINCIPAL
    AMOUNT     DESCRIPTION                                             VALUE (a)
--------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUSTS -- CONTINUED
$   1,075,000  Highwoods Realty LP, 7.500%, 4/15/18 ..............  $  1,109,735
    2,370,000  New Plan Excel Realty Trust, 5.875%, 6/15/07 ......     2,580,003
       75,000  Security Capital Industrial Trust, 7.625%,
               7/01/17 ...........................................        88,700
    1,000,000  Spieker Properties, Inc., 7.350%, 12/01/17 ........     1,171,564
      200,000  TriNet Corporate Realty Trust, Inc., 7.700%,
               7/15/17 ...........................................       197,000
                                                                    ------------
                                                                       6,542,978
                                                                    ------------
               REFINING -- 0.0%
      100,000  Merey Sweeny LP, 8.850%, 12/18/19 144A ............       111,707
                                                                    ------------
               RETAILERS -- 2.2%
      250,000  J.C. Penney Co., Inc., 6.875%, 10/15/15 ...........       246,250
      150,000  J.C. Penney Co., Inc., 7.650%, 8/15/16 ............       156,750
      650,000  J.C. Penney Co., Inc., 7.950%, 4/01/17 ............       685,750
      213,000  J.C. Penney Co., Inc., 8.250%, 8/15/22 ............       219,390
      500,000  Lowe's Cos., Inc., 6.500%, 3/15/29 ................       547,332
    4,800,000  Sears Roebuck Acceptance Corp.,
               6.500%, 12/01/28 ..................................     4,944,475
       95,000  Sears Roebuck Acceptance Corp.,
               6.700%, 4/15/12 ...................................       107,751
      740,000  Sears Roebuck Acceptance Corp., 6.750%, 8/15/11 ...       840,547
                                                                    ------------
                                                                       7,748,245
                                                                    ------------
               SOVEREIGNS -- 19.0%
    3,925,000  Canadian Government, 3.500%, 6/01/04 (CAD). .......     2,922,953
   11,000,000  Canadian Government, 4.500%, 9/01/07 (CAD). .......     8,428,190
    9,600,000  Canadian Government, 5.500%, 6/01/10 (CAD). .......     7,641,055
    2,825,000  Canadian Government, 6.000%, 9/01/05 (CAD). .......     2,211,650
    5,150,000  Government of New Zealand, 6.000%, 11/15/11 (NZD) .     3,106,106
   55,815,000  Government of Sweden, 5.250%, 3/15/11 (SEK) .......     7,656,872
   62,150,000  Kingdom of Norway, 6.750%, 1/15/07 (NOK) ..........     9,617,255
    3,670,000  Petroleos Mexicanos, 8.625%, 12/01/23 144A ........     4,046,175
    2,728,727  PF Export Receivables Master Trust,
               6.436%, 6/01/15 144A ..............................     2,729,055
       10,000  Republic of Brazil, 10.125%, 5/15/27 ..............         8,940
      250,000  Republic of Brazil, 11.000%, 8/17/40 ..............       236,250
    1,847,113  Republic of Brazil C Bond, 8.000%, 4/15/14 ........     1,697,127
      250,000  Republic of Peru, 4.500%, 3/07/17
               (step to 5.000% on 3/07/05) (b) ...................       218,125
      500,000  Republic of South Africa, 5.250%, 5/16/13 (EUR) ...       567,913
      200,000  Republic of South Africa, 8.500%, 6/23/17 .........       240,000
   48,625,000  Republic of South Africa, 10.000%, 2/28/08 (ZAR) ..     7,318,361
      150,000  Republic of South Africa, 12.500%, 12/21/06 (ZAR) .        23,564
    1,725,000  Republic of South Africa, 13.000%, 8/31/10 (ZAR) ..       294,687
      100,000  Republic of Venezuela, 9.250%, 9/15/27 ............        77,400
    1,000,000  South Australia Government Finance Authority,
               Zero Coupon Bond, 12/21/15 (AUD) ..................       350,957
    2,500,000  United Mexican States, 5.375%, 6/10/13 (EUR).. ....     2,852,671
    1,500,000  United Mexican States, 7.500%, 1/14/12 ............     1,696,500
      750,000  United Mexican States, 8.300%, 8/15/31 ............       851,625
      900,000  United Mexican States, 8.375%, 1/14/11 ............     1,071,000
                                                                    ------------
                                                                      65,864,431
                                                                    ------------
               SUPRANATIONAL -- 1.7%
    2,431,270  Eagle Bonds One, 9.956%, 7/31/12 (ZAR) ............       340,158
    8,280,000  European Bank for Reconstruction & Development,
               Zero Coupon Bond, 2/10/28 (AUD) ...................     1,323,436
    2,585,000  International Bank for Reconstruction &
               Development, Zero Coupon Bond, 8/20/07 (NZD) ......     1,225,434
    1,000,000  International Bank for Reconstruction &
               Development, 5.500%, 11/03/08 (NZD) ...............       582,309
    4,045,000  International Bank for Reconstruction &
               Development, 8.000%, 5/23/07 (NZD) ................     2,561,152
                                                                    ------------
                                                                       6,032,489
                                                                    ------------
               TEXTILE -- 0.0%
       25,000  Kellwood Co., 7.625%, 10/15/17 ....................        25,375
                                                                    ------------
               TOBACCO -- 0.1%
      375,000  Loews Corp., 7.000%, 10/15/23 .....................       378,581
                                                                    ------------
               TRANSPORTATION SERVICES -- 0.6%
      510,214  Atlas Air Worldwide Holdings, Inc., 7.200%,
               1/02/19 ...........................................       477,516
      635,513  Atlas Air, Inc., Series A, 7.380%, 1/02/18 ........       594,751
    1,000,000  ERAC USA Finance Co., 6.800%, 2/15/08 144A ........     1,123,549
                                                                    ------------
                                                                       2,195,816
                                                                    ------------
               TREASURIES -- 2.9%
    3,215,000  U.S. Treasury Bonds, 5.250%, 11/15/28 .............     3,330,791
    1,100,000  U.S. Treasury Bonds, 5.500%, 8/15/28 ..............     1,178,289
    4,900,000  U.S. Treasury Notes, 5.750%, 8/15/10 ..............     5,609,927
                                                                    ------------
                                                                      10,119,007
                                                                    ------------
               WIRELESS -- 1.1%
    1,025,000  AT&T Wireless Services, Inc., 8.125%, 5/01/12 .....     1,217,007
    2,000,000  INTELSAT, 7.625%, 4/15/12 .........................     2,201,902
      450,000  Nextel Communications, Inc., 9.375%, 11/15/09 .....       488,250
                                                                    ------------
                                                                       3,907,159
                                                                    ------------
               WIRELINES -- 3.7%
    3,220,000  AT&T Corp., 6.500%, 11/21/06 (EUR) ................     4,041,852
    1,400,000  Philippine Long Distance Telephone Co.,
               8.350%, 3/06/17 (c) ...............................     1,215,838
    1,045,000  Sprint Capital Corp., 6.125%, 11/15/08 ............     1,128,117
    3,400,000  Sprint Capital Corp., 6.875%, 11/15/28 ............     3,315,616
      500,000  Sprint Capital Corp., 6.900%, 5/01/19 .............       512,611
    1,000,000  Telekom Malaysia Berhad, 7.875%, 8/01/25 144A (c) .     1,116,308
      250,000  US West Capital Funding, Inc., 6.500%, 11/15/18 ...       196,250
    1,650,000  US West Capital Funding, Inc., 6.875%, 7/15/28 ....     1,303,500
                                                                    ------------
                                                                      12,830,092
                                                                    ------------
               Total Non-Convertible Bonds
               (Identified Cost $301,499,810) ....................   329,894,173
                                                                    ------------
               CONVERTIBLE BONDS -- 3.2%
               ELECTRONICS -- 1.7%
    5,650,000  Analog Devices, Inc., 4.750%, 10/01/05 ............     5,748,875
                                                                    ------------
               INDEPENDENT/ENERGY -- 0.7%
      500,000  Devon Energy Corp., 4.900%, 8/15/08 ...............       508,750
    1,750,000  Devon Energy Corp., 4.950%, 8/15/08 ...............     1,780,625
                                                                    ------------
                                                                       2,289,375
                                                                    ------------
               INDUSTRIAL OTHER -- 0.0%
       23,000  MascoTech, Inc., 4.500%, 12/15/03 .................        22,540
                                                                    ------------
               TOBACCO -- 0.8%
    3,040,000  Loews Corp., 3.125%, 9/15/07 ......................     2,800,600
                                                                    ------------
               WIRELINES -- 0.0%
       90,000  Telus Corp., 6.750%, 6/15/10 (CAD) ................        68,290
                                                                    ------------
               Total Convertible Bonds
               (Identified Cost $10,517,757) .....................    10,929,680
                                                                    ------------
               Total Bonds and Notes
               (Identified Cost $312,017,567) ....................   340,823,853
                                                                    ------------

                 See accompanying notes to financial statements.

                   LOOMIS SAYLES INVESTMENT GRADE BOND FUND --
                       SCHEDULE OF INVESTMENTS (continued)

Investments as of September 30, 2003

    SHARES     DESCRIPTION                                            VALUE (a)
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.0% OF NET ASSETS

               NON-CONVERTIBLE PREFERRED STOCKS -- 0.0%

               UTILITIES -- ELECTRIC -- 0.0%
          500  Pacific Gas & Electric Co., Series C,
               5.000% (d) .....................................   $      11,600
          100  Pacific Gas & Electric Co., Series H,
               4.500% (d) .....................................           2,225
                                                                  -------------
                                                                         13,825
                                                                  -------------
               Total Non-Convertible Preferred Stocks
               (Identified Cost $11,170) ......................          13,825
                                                                  -------------
               Total Preferred Stocks
               (Identified Cost $11,170) ......................          13,825
                                                                  -------------
               Total Investments -- 98.2%
               (Identified Cost $312,028,737) (c) .............     340,837,678
               Cash and Other Assets, Less Liabilities -- 1.8%.       6,348,536
                                                                  -------------
               Net Assets -- 100% .............................   $ 347,186,214
                                                                  =============

          (a)  See Note 2a of Notes to Financial Statements.

          (b) Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.

          (c)  Federal Tax Information:
               At September 30, 2003,the net unrealized appreciation on investments based on cost of $ 312,460,323 for federal income tax purposes was as follows:

               Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $ 31,692,885 and $ 3,315,530, respectively, resulting in net unrealized appreciation of $ 28,377,355.

          (d) Non-income producing security due to default of bankruptcy filing.
               Key to Abbreviations: AUD: Australian Dollar;
               CAD: Canadian Dollar; EUR: Euro; GBP: Great
               British Pound; NOK: Norwegian Krone; NZD:
               New Zealand Dollar; SEK: Swedish Krona; USD:
               United States Dollar; ZAR: South African Rand

         144A  Securities exempt from registration under Rule
               144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                 See accompanying notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES

For the Year Ended September 30, 2003

ASSETS
  Investments at value (Indentified cost $312,028,737) ........  $  340,837,678
  Cash ........................................................         752,090
  Receivable for Fund shares sold .............................       1,002,682
  Receivable for securities sold ..............................         552,957
  Dividends and interest receivable ...........................       6,171,651
                                                                 --------------
      TOTAL ASSETS ............................................     349,317,058
                                                                 --------------
LIABILITIES
  Payable for securities purchased ............................         783,544
  Payable for Fund shares redeemed ............................       1,109,637
  Management fees payable .....................................         134,672
  Trustees' fees payable ......................................           4,011
  Deferred Trustees' fees .....................................           1,142
  Administrative fees payable .................................          11,005
  Service and distribution fees payable .......................           6,873
  Transfer agent fees payable .................................          30,909
  Other accounts payable and accrued expenses .................          49,051
                                                                 --------------
      TOTAL LIABILITIES .......................................       2,130,844
                                                                 --------------
NET ASSETS ....................................................  $  347,186,214
                                                                 ==============
NET ASSETS CONSIST OF:
  Capital paid in .............................................  $  314,838,642
  Undistributed net investment income .........................       2,131,587
  Accumulated net realized gain (loss) ........................       1,337,011
  Unrealized appreciation (depreciation) on:
      Investments, net ........................................      28,808,941
      Foreign currency translations, net ......................          70,033
                                                                 --------------
NET ASSETS ....................................................  $  347,186,214
                                                                 ==============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   CLASS A SHARES:
      Net assets ..............................................  $    1,128,007
                                                                 ==============
      Shares of beneficial interest ...........................          97,748
                                                                 ==============
      Net asset value and redemption price per share ..........  $        11.54
                                                                 ==============
      Offering price per share ................................  $        12.08
                                                                 ==============
   CLASS B SHARES: (redemption price is equal to net asset
    value less any applicable contingent deferred sales
    charges)
      Net assets ..............................................  $      159,637
                                                                 ==============
      Shares of beneficial interest ...........................          13,845
                                                                 ==============
  Net asset value and redemption price per share ..............  $        11.53
                                                                 ==============
   CLASS C SHARES: (redemption price is equal to net asset
    value less any applicable contingent deferred sales
    charges)
      Net assets ..............................................  $        2,571
                                                                 ==============
      Shares of beneficial interest ...........................             223
                                                                 ==============
      Net asset value per share ...............................  $        11.53
                                                                 ==============
      Offering price per share ................................  $        11.65
                                                                 ==============
   CLASS Y SHARES:
      Net assets ..............................................  $   10,229,726
                                                                 ==============
      Shares of beneficial interest ...........................         886,099
                                                                 ==============
      Net asset value, offering and redemption price per
       share ..................................................  $        11.54
                                                                 ==============
   CLASS J SHARES:
      Net assets ..............................................  $  335,666,273
                                                                 ==============
      Shares of beneficial interest ...........................      29,110,600
                                                                 ==============
      Net asset value and redemption price per share ..........  $        11.53
                                                                 ==============
      Offering price per share ................................  $        11.95
                                                                 ==============

                 See accompanying notes to financial statements.

                             STATEMENT OF OPERATIONS

For the Year Ended September 30, 2003

INVESTMENT INCOME
  Dividends (Net of foreign taxes of $12,384) .................  $      449,891
  Interest ....................................................      16,180,110
                                                                 --------------
  Total income ................................................      16,630,001
                                                                 --------------
  Expenses
    Management fees ...........................................       1,092,528
    Service and distribution fees-Class A .....................             743
    Service and distribution fees-Class B .....................              20
    Service and distribution fees-Class C .....................               1
    12b-1 fees-Class J ........................................       1,322,275
    12b-1 fees-Admin Class ....................................              18
    Shareholder service fees-Class J ..........................         661,138
    Shareholder service fees-Admin Class ......................              18
    Trustees' fees and expenses ...............................           9,869
    Administrative fees .......................................          95,594
    Custodian and accounting fees .............................         200,789
    Transfer agent fees - Class A .............................          10,104
    Transfer agent fees - Class B .............................             116
    Transfer agent fees - Class C .............................               6
    Transfer agent fees - Class Y .............................          20,683
    Transfer agent fees - Class J .............................          11,636
    Transfer agent fees - Admin Class .........................           6,466
    Audit and Tax fees ........................................          97,830
    Registration fees .........................................          46,112
    Printing fees .............................................         131,368
    Legal fees ................................................          18,396
    Other expenses ............................................          10,941
                                                                 --------------
  Total expenses ..............................................       3,736,651
    Less expenses waived and reimbursed by the investment
     adviser ..................................................        (250,211)
                                                                 --------------
  Net expenses ................................................       3,486,440
                                                                 --------------
  Net investment income .......................................      13,143,561
                                                                 --------------
NET REALIZED GAIN (LOSS) ON:
  Investments .................................................       7,050,462
  Foreign currency transactions ...............................         250,889
                                                                 --------------
  Total net realized gain (loss) ..............................       7,301,351
                                                                 --------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments, net ............................................      26,487,027
  Foreign currency translations, net ..........................          38,239
                                                                 --------------
  Total net change in unrealized appreciation (depreciation) ..      26,525,266
                                                                 --------------
  Total net realized gain (loss) and change in unrealized
   appreciation (depreciation) ................................      33,826,617
                                                                 --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .........  $   46,970,178
                                                                 ==============

                 See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                          YEAR ENDED     YEAR ENDED
                                                        SEPTEMBER 30,   SEPTEMBER 30,
                                                            2003            2002
                                                        -------------   -------------
FROM OPERATIONS:
  Net investment income ..............................  $  13,143,561   $   8,390,429
  Net realized gain (loss) ...........................      7,301,351        (330,754)
  Net change in unrealized appreciation (depreciation)     26,525,266       2,156,053
                                                        -------------   -------------
  Increase (decrease) in net assets resulting from
   operations ........................................     46,970,178      10,215,728
                                                        -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ............................................        (14,107)           (385)
  Class Y ............................................       (479,608)       (428,470)
  Class J ............................................    (12,943,344)     (7,046,653)
Admin Class*                                                     (407)           (371)
Capital gains:
  Class A ............................................         (9,934)             --
  Class Y ............................................       (100,475)        (17,492)
  Class J ............................................     (3,952,008)       (218,434)
                                                        -------------   -------------
                                                          (17,499,883)     (7,711,805)
INCREASE (DECREASE) IN NET ASSETS DERIVED
 FROM CAPITAL SHARES TRANSACTIONS ....................     98,715,417     116,377,819
                                                        -------------   -------------
  Total increase (decrease) in net assets ............    128,185,712     118,881,742
NET ASSETS
  Beginning of period ................................    219,000,502     100,118,760
                                                        -------------   -------------
  End of period ......................................  $ 347,186,214   $ 219,000,502
                                                        =============   =============

UNDISTRIBUTED NET INVESTMENT INCOME ..................  $   2,131,587   $     998,322
                                                        =============   =============

   *On May 21, 2003, all outstanding Admin Class shares were automatically converted into Retail Class shares

                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                              ------------------------------------------  -------------------------------------------
                  NET ASSET
                    VALUE,                    NET REALIZED                  DIVIDENDS    DISTRIBUTIONS
                  BEGINNING       NET        AND UNREALIZED   TOTAL FROM      FROM          FROM NET
                      OF      INVESTMENT     GAIN (LOSS) ON   INVESTMENT  NET INVESTMENT    REALIZED        TOTAL
                  THE PERIOD    INCOME         INVESTMENTS    OPERATIONS      INCOME     CAPITAL GAINS  DISTRIBUTIONS
                  ----------  ----------     --------------   ----------  -------------  -------------  -------------
  CLASS A
9/30/2003         $    10.23  $     0.58(d)  $         1.46   $     2.04  $       (0.59) $       (0.14) $       (0.73)
9/30/2002(f)(h)        10.18        0.39(d)            0.04         0.43          (0.38)            --          (0.38)
12/18/2000(i)           9.91        0.13(d)            0.24         0.37          (0.14)            --          (0.14)
9/30/2000               9.95        0.71(d)           (0.05)        0.66          (0.70)            --          (0.70)
9/30/1999              10.27        0.64              (0.03)        0.61          (0.67)         (0.26)         (0.93)
9/30/1998(k)           10.59        0.48              (0.49)       (0.01)         (0.31)            --          (0.31)
12/31/1997(l)          10.00        0.62(d)            0.78         1.40          (0.69)         (0.12)         (0.81)

  CLASS B
9/30/2003(g)           11.21        0.02(d)            0.30         0.32             --             --             --

  CLASS C
9/30/2003(g)           11.21        0.02(d)            0.30         0.32             --             --             --

  CLASS Y
9/30/2003              10.23        0.61(d)            1.46         2.07          (0.62)         (0.14)         (0.76)
9/30/2002(f)           10.09        0.62(d)            0.09         0.71          (0.55)         (0.02)         (0.57)
9/30/2001               9.92        0.65(d)            0.18         0.83          (0.66)            --          (0.66)
9/30/2000               9.96        0.73(d)           (0.05)        0.68          (0.72)            --          (0.72)
9/30/1999              10.28        0.76              (0.12)        0.64          (0.70)         (0.26)         (0.96)

  CLASS J
9/30/2003              10.22        0.52(d)            1.47         1.99          (0.54)         (0.14)         (0.68)
9/30/2002(f)           10.09        0.54(d)            0.09         0.63          (0.48)         (0.02)         (0.50)
9/30/2001               9.91        0.57(d)            0.19         0.76          (0.58)            --          (0.58)
9/30/2000               9.95        0.65(d)           (0.04)        0.61          (0.65)            --          (0.65)
9/30/1999(j)           10.29        0.21              (0.36)       (0.15)         (0.19)            --          (0.19)

(a) Total return would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)  Annualized for periods less than one year.
(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(e) A sales charge for Class A, Class C and Class J and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(f) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share for Class A, Class Y and Class J net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for Class A, Class Y and Class J decreased from 5.88% to 5.85%, 6.10% to 6.08%, and 5.35% to 5.33%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
(g) From commencement of class operations on September 12, 2003 through September 30, 2003.
(h) From recommencement of class operations on January 31, 2002 through September 30, 2002.
(i) For the period from October 1, 2000 through December 18, 2000. Class A, formerly Retail Class shares, of the Fund were converted into Class Y, formerly Institutional Class shares, on December 18, 2000.
(j) From commencement of class operations on May 24, 1999 through September 30, 1999.
(k)  For the nine months ended September 30, 1998.
(l) From commencement of class operations on January 2, 1997 through December 31, 1997.

                 See accompanying notes to financial statements.
11

                                                              RATIOS TO AVERAGE NET ASSETS:
                                                          -------------------------------------
                  NET ASSET                  NET ASSETS,
                    VALUE,      TOTAL          END OF        NET        GROSS    NET INVESTMENT   PORTFOLIO
                   END OF      RETURN        THE PERIOD    EXPENSES    EXPENSES       INCOME      TURNOVER
                 THE PERIOD    (%) (a)         (000)       (%)(b)(c)    (%)(c)    (%)(LOSS) (c)    RATE (%)
                 ----------   --------      -----------   ---------   --------   --------------   ---------
  CLASS A
9/30/2003        $    11.54       20.6(e)   $     1,128        0.80       4.67             5.21          34
9/30/2002(f)(h)       10.23        4.3               11        0.80     191.59             5.85          39
12/18/2000(i)         10.14        3.8            2,426        0.80       1.91             6.31           1
9/30/2000              9.91        6.9            2,250        0.80       3.01             7.16          23
9/30/1999              9.95        6.2            2,561        0.80       3.20             6.60          42
9/30/1998(k)          10.27       (0.2)           1,743        0.80       5.25             6.43          48
12/31/1997(l)         10.59       14.3              862        0.80      10.95             6.51         112

  CLASS B
9/30/2003(g)          11.53       2.85(e)           160        1.70       7.81             5.83          34

  CLASS C
9/30/2003(g)          11.53       2.85(e)             3        1.70       7.81             4.35          34

  CLASS Y
9/30/2003             11.54       20.9           10,230        0.55       1.34             5.58          34
9/30/2002(f)          10.23        7.2            7,874        0.55       1.13             6.08          39
9/30/2001             10.09        8.6            8,549        0.55       1.36             6.43          15
9/30/2000              9.92        7.2            2,905        0.55       3.23             7.35          23
9/30/1999              9.96        6.5            2,427        0.55       2.87             6.83          42

  CLASS J
9/30/2003             11.53       20.0(e)       335,666        1.30       1.36             4.79          34
9/30/2002(f)          10.22        6.4(e)       211,105        1.30       1.55             5.33          39
9/30/2001             10.09        7.9(e)        91,569        1.30       1.71             5.65          15
9/30/2000              9.91        6.4(e)        30,264        1.30       2.97             6.59          23
9/30/1999(j)           9.95       (1.5)(e)       16,307        1.30       2.16             6.11          42

                          NOTES TO FINANCIAL STATEMENTS

For the Year Ended September 30, 2003

1. Organization. Loomis Sayles Funds II (formerly Loomis Sayles Funds) (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and collectively, the "Funds"). Information presented in these financial statements pertains to Loomis Sayles Investment Grade Bond Fund (the "Investment Grade Bond Fund"). The financial statements for the remaining fixed income funds and the equity funds of the Trust are presented in separate reports.

On February 5, 3003, the Board of Trustees approved the closing of the Admin Class of shares of the Fund. On May 21, 2003, all outstanding Admin Class shares were converted into Retail Class shares having the same aggregate net asset value as the shares converted.

On May 14, 2003, shareholders of Loomis Sayles Funds I and on June 10, 2003 shareholders of Loomis Sayles Funds II (together, Loomis Sayles Funds I and Loomis Sayles Funds II comprise the "Loomis Sayles Funds Trusts") approved new Trustees for the Loomis Sayles Funds Trusts in connection with the integration of the CDC Nvest Funds Trusts I, II, III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust (the "CDC Nvest Funds Trusts") and Loomis Sayles Funds Trusts. This approval resulted in a combined Board of Trustees for the Loomis Sayles Funds Trusts and CDC Nvest Funds Trusts.

On June 12, 2003, the Trustees of the Trust adopted a load class structure for Investment Grade Bond Fund authorizing the Fund to offer Class A, Class B, Class C, Class Y and Class J shares. On September 12, 2003 outstanding Retail Class shares converted into Class A shares and outstanding Institutional Class shares converted into Class Y shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. Class Y shares are intended for institutional investors with a minimum initial investment of $1,000,000. Class J shares are only offered to non-U.S. investors and are sold with a maximum front end sales charge of 3.50%.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed are apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Equity securities for which market quotations are readily available are valued at market value, as reported by the adviser's pricing services recommended by the adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Effective April 14, 2003, securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (including restricted securities, if any) are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

For the Year Ended September 30, 2003

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal periods, resulting from changes in exchange rates.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Forward Foreign Currency Contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2003, there were no open forward currency contracts.

e. Federal and Foreign Income Taxes. The Trust treats the Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, non-deductible expenses, foreign currency transactions and gains realized from passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

3. Purchases and Sales of Securities. For the year ended September 30, 2003, purchases and sales of securities (excluding short-term investments and U.S. government securities) were $119,558,537 and $64,166,495, respectively. Purchases and sales of U.S. government securities (excluding short-term investments) were $66,943,854 and $24,324,544, respectively.

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.40% of average daily net assets, calculated daily and payable monthly.

Loomis Sayles has given a binding undertaking to the Fund, until February 1, 2004, to waive its management fee and, if necessary, to bear certain expenses of the Fund to limit its total operating expenses to the following annual rates as a percentage of average daily net assets: 0.80%, 1.70%, 1.70%, 0.55% and 1.30% for Class A, Class B, Class C, Class Y and Class J, respectively. Provided however, that the Fund is not obligated to pay any such deferred fees more than one year after the fiscal year in which the fees were deferred. This undertaking will be reevaluated on an annual basis.

For the year ended September 30, 2003, management fee and waiver for the Fund were as follows:

                                                 Percentage of Average
          Gross       Waiver of        Net         Daily Net Assets
        Management    Management    Management   ---------------------
           Fee           Fee           Fee         Gross       Net
        -----------   ----------   -----------   ---------   ---------
        $ 1,092,528   $    6,771   $ 1,085,757        0.40%       0.40%

In addition to the waiver of management fees, $243,440 of Class level expenses have been reimbursed.

For the Year Ended September 30, 2003

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P. (CDC IXIS North America), whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignations Group.

b. Accounting and Administrative Expense. Effective July 1, 2003, Loomis Sayles assigned its administrative services agreement with the Trust to CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America. Pursuant to the agreement between each of the Loomis Sayles Funds Trusts and CIS, each Fund pays CIS a monthly administrative fee at the annual rate of 0.035% of the Fund's average daily net assets. Prior to July 1, 2003, the Fund paid Loomis Sayles a monthly administrative fee at an annual rate of 0.035% of each Fund's average daily net assets.

For the year ended September 30, 2003, fees paid to Loomis Sayles and CIS for accounting and administrative expenses were $95,594, equating to 0.035% of average daily net assets.

Effective October 1, 2003, the Fund pays CIS it's pro rata portion of the accounting and administrative fees allocated on the combined assets of the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts for these services representing the higher amount based on the following calculations:

        (1)           Percentage of Average Daily Net Assets
                      --------------------------------------
                         First         Next         Over
                       $5 billion   $5 billion   $10 billion
                      -----------  -----------  ------------
                         0.0675%      0.0625%      0.0500%
             or

        (2) Each Fund's pro rata portion, based on the combined assets of the Loomis Sayles Funds Trusts and the CDC Nvest Funds Trusts, of the annual aggregate minimum fee of $5 million.

c. Transfer Agent Fees. Effective February 3, 2003, CIS serves as transfer and shareholder servicing agent for the Fund (except Class J shares) and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Prior to February 3, 2003, BFDS served as transfer and shareholder servicing agent for the Fund (except Class J shares). For the fiscal year ended September 30, 2003, State Street Bank & Trust served as transfer and shareholder servicing agent for Class J.

Effective September 15, 2003 through December 31, 2003, Classes A, B and C pay service fees monthly representing the higher amount based on the following calculations:

        (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts which are classified under the agreement as Load* Fixed Income funds offered within the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts.

                First          Next         Over
                $1.2 billion   $5 billion   $6.2 billion
                ------------   ----------   ------------
                0.142%         0.135%       0.130%

                Class A, Class B and Class C shares are subject to a monthly class minimum of $1,500

             or

        (2) An allocated portion, based on eligible assets for the period September 15, 2003 through December 31, 2003, of an annual aggregate minimum fee of $382,986.

        *Load Fixed Income Funds consist of Investment Grade Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund, Loomis Sayles Municipal Income Fund and Loomis Sayles Strategic Income Fund and all Fixed Income funds within the CDC Nvest Funds Trusts.

Effective September 15, 2003, Class Y pays service fees monthly representing the higher amount based on the following calculations:

        (1) Annual aggregate fee determined by applying an annual fee rate of 0.026% to the eligible average daily net assets. Eligible assets are the average daily net assets of all accounts in no-load Retail* Funds and load** Funds Class Y for which there are exchange privileges among the Funds.

             Each class is subject to a monthly minimum of $1,250.

             or

        (2) An allocated portion, based on eligible assets for the period September 15, 2003 through December 31, 2003, of an aggregate minimum fee of $190,547.

        * No load retail funds consist of Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund.

        **Load Funds Class Y consist of Investment Grade Bond Fund, Loomis Sayles Growth Fund, Loomis Sayles High Income Fund, Loomis Sayles International Equity Fund, Loomis Sayles Limited Term U.S. Government Fund, Loomis Sayles Municipal Income Fund, Loomis Sayles Research Fund, Loomis Sayles Strategic Income Fund and all funds with Class Y in the CDC Nvest Funds Trusts.

For the Year Ended September 30, 2003

For the period from February 3, 2003 to September 14, 2003, the Fund paid to CIS the greater of: $15,000 or 0.026% of average daily net assets, subject however to the minimum aggregate fee calculated as follows: If the aggregate fees for the Trust's funds payable did not equal or exceed $54,167 in any single month, the Funds would pay the minimum aggregate fee of $54,167 ($650,000 annually). Any such amount required to achieve the minimum aggregate fee would be allocated to all of the Trust's funds based on the percentage of net assets each Fund represents of the total assets.

For the period from February 3, through September 30, 2003, the amount paid to CIS as compensation for its services as transfer agent was $7,425.

d. Service and Distribution Fees. Effective July 1, 2003 the Trust entered into a distribution agreement with CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), a wholly owned subsidiary of CDC IXIS North America. Pursuant to this agreement, CDC IXIS Distributors serves as principal underwriter of the Funds of the Trust, except Loomis Sayles Managed Bond Fund and Investment Grade Bond Fund, Class J. Prior to July 1, 2003 Loomis Sayles Distributors, L.P. acted as distributor of the Fund. For the fiscal year ended September 30, 2003, Loomis Sayles Distributors, L.P. acted as distributor for Investment Grade Bond Fund, Class J.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940 Act ("Rule 12b-1"), the Fund has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connections with the marketing or sale of Class B and Class C shares.

Class J shares are subject to a monthly shareholder service fee at an annual rate of 0.25% and a monthly distribution fee payable to Loomis Sayles Distributors, L.P., at an annual rate of 0.50% of the average daily net assets attributable to the Fund's Class J shares, pursuant to a shareholder service and distribution plan adopted under Rule 12b-1.

For the year ended September 30, 2003, the Fund paid the following service and distribution fees:

                     Service Fee
-----------------------------------------------------
Class A   Class B   Class C    Class J    Admin Class
-------   -------   -------   ---------   -----------
(formerly Retail Class)
 $  576     $  5      $  1    $ 661,138      $  18

                  Distribution Fee
------------------------------------------------------
Class A   Class B   Class C     Class J    Admin Class
-------   -------   -------   -----------  -----------
(formerly Retail Class)
 $  167     $ 15      $  --   $ 1,322,275      $  18

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Fund for the period from July 1, 2003 through September 30, 2003 were $ 223.

Prior to July 1, 2003 in the case of Class A shares (formerly, Retail Class) and May 21, 2003 in the case of the former Admin Class shares, the Fund was subject to distribution fees payable to Loomis Sayles Distributors, L.P. at an annual rate of 0.25% of the respective Class' average daily net assets, pursuant to distribution plans adopted in accordance with Rule 12b-1. Admin Class shares were permitted to pay a shareholder service fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

e. Trustees Fees and Expenses. The Trust pays no compensation to its officers or to its Trustees who are interested Trustees of Loomis Sayles, Loomis Sayles Distributors L.P., CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each independent Trustee, who is also an independent Trustee of the CDC Nvest Funds Trusts, receives, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attended. Each Committee member receives an additional retainer fee at the annual rate of $7,000. Furthermore, each Committee chairman receives an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year. Each Trustee is compensated $4,500 for each meeting and $1,750 per Committee meeting that he or she attends in excess of four meetings per year. Trustees who are not a Trustee of the CDC Nvest Funds Trusts are compensated at the rate of $5,000 for each meeting of the Board of Trustees that he or she attends and receives an annual retainer of $20,000. Trustee fees are allocated to the various CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

For the Year Ended September 30, 2003

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Fund or certain other CDC Nvest Funds Trusts or Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

For the period from November 6, 2002 through May 7, 2003, the Trust paid each independent trustee a $20,000 annual retainer fee and a $5,000 fee per in person meeting. Prior to November 6, 2002, each independent Trustee was compensated by the Trust on behalf of each Fund at the rate of $1,250 per year and was reimbursed for travel expenses in connection with attendance at meetings.

5. Line of Credit. The Fund together with certain other funds of the Loomis Sayles Funds Trusts participates in a $25 million unsecured line of credit. Borrowings under the line of credit will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%.

In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on their average daily unused portion of the line of credit. During the year ended September 30, 2003, the Fund had no borrowings under the agreement.

6. Shareholders. At September 30, 2003, the Loomis, Sayles & Company, L.P. Employees' Profit Sharing Retirement Plan and Loomis Sayles Employees' Money Purchase Pension Plan held 216,720 shares of beneficial interest of the Fund.

7. Contingent Expense Obligation.

Effective September 12, 2003 Loomis Sayles has entered into an arrangement that provides that it shall be permitted to recover expenses it has borne (subsequent to September 12, 2003) in later periods to the extent that the Fund's expenses fall below the annual rates set forth in Note 4a.

If in the fiscal year following a deferral or reimbursement of expenses by the adviser the actual operating expenses of the Fund are less than the expense limit for the Fund, the Fund is required to pay an amount of additional expense that is the lower of the difference between the actual expenses and the expense limit or the actual amount of fees previously waived or expenses reimbursed. At September 30, 2003, the amount subject to possible reimbursement by the Fund under the expense limitation agreement was $0.

For the Year Ended September 30, 2003

8. Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                   YEAR ENDED                    YEAR ENDED
                                                               SEPTEMBER 30, 2003           SEPTEMBER 30, 2002
                                                          ----------------------------   ---------------------------
CLASS A (formerly Retail Class Shares)(b)(e)                SHARES          AMOUNT        SHARES (a)     AMOUNT (a)
                                                          -----------   --------------   -----------   -------------
   Issued from the sale of shares ......................      100,705   $    1,170,450           997   $      10,150
   Issued in connection with the reinvestment
    of distributions ...................................        2,090           23,643            38             384
   Issued in Admin Class conversion ....................           11              123            --              --
   Redeemed ............................................       (6,093)         (70,878)           --              --
                                                          -----------   --------------   -----------   -------------
   Net change ..........................................       96,713   $    1,123,338         1,035   $      10,534
                                                          ===========   ==============   ===========   =============

CLASS B (c)                                                  SHARES         AMOUNT
                                                          -----------   --------------
   Issued from the sale of shares ......................       13,845   $      158,000
   Issued in connection with the reinvestment
    of distributions  ..................................           --               --
   Redeemed ............................................           --               --
                                                          -----------   --------------
   Net change ..........................................       13,845   $      158,000
                                                          ===========   ==============

CLASS C (c)                                                  SHARES         AMOUNT
                                                          -----------   --------------
   Issued from the sale of shares ......................          223   $        2,500
   Issued in connection with the reinvestment
    of distributions ...................................           --               --
   Redeemed ............................................           --               --
                                                          -----------   --------------
   Net change ..........................................          223   $        2,500
                                                          ===========   ==============

CLASS Y (formerly Institutional Class Shares)(e)             SHARES         AMOUNT          SHARES         AMOUNT
                                                          -----------   --------------   -----------   -------------
   Issued from the sale of shares ......................      375,758   $    4,112,463       329,810   $   3,350,200
   Issued in connection with the reinvestment
    of distributions ...................................       42,227          461,655        35,162         357,845
   Redeemed ............................................     (301,255)      (3,257,721)     (442,686)     (4,512,810)
                                                          -----------   --------------   -----------   -------------
   Net change ..........................................      116,730   $    1,316,397       (77,714)  $    (804,765)
                                                          ===========   ==============   ===========   =============

CLASS J                                                     SHARES          AMOUNT          SHARES        AMOUNT
                                                          -----------   --------------   -----------   -------------
   Issued from the sale of shares ......................   21,330,400   $  238,341,332   13,456,100     $ 136,298,059
   Issued in connection with the reinvestment
    of distributions ...................................           --               --           --                --
   Redeemed ............................................  (12,871,900)    (142,214,014)  (1,882,500)      (19,136,530)
                                                          -----------   --------------   -----------   -------------
   Net change ..........................................    8,458,500   $   96,127,318    11,573,600     $ 117,161,529
                                                          ===========   ==============   ===========   =============


ADMIN CLASS SHARES (b)                                      SHARES          AMOUNT        SHARES(d)      AMOUNT(d)
                                                          -----------   --------------   -----------   -------------
   Issued from the sale of shares ......................           --   $           --           997   $      10,150
   Issued in connection with the reinvestment
    of distributions ...................................           38              407            37             371
   Redeemed ............................................       (1,061)         (12,420)           --              --
   Redeemed in Admin Class Conversion ..................          (11)            (123)           --              --
                                                          -----------   --------------   -----------   -------------
   Net change ..........................................       (1,034)  $      (12,136)        1,034   $      10,521
                                                          ===========   ==============   ===========   =============

(a) The Class was liquidated on December 18, 2000 and recommenced operations on January 31, 2002.
(b) On May 21, 2003, all outstanding Admin Class shares were automatically converted into Retail Class shares.
(c)     From September 12, 2003, commencement of class operations.
(d)     The Class commenced operations on January 31, 2002.
(e) On September 12, 2003, Retail Class converted to Class A Shares and Institutional Class converted to Class Y Shares.

For the Year Ended September 30, 2003

9. Additional Tax Information. The tax character of distributions paid to shareholders during the year ended September 30, 2003 were as follows:

Distributions paid from:

Ordinary income                         $  14,641,811

Long-term capital gains                     2,858,072
                                        -------------
Total taxable distributions             $  17,499,883
                                        =============
As of September 30, 2003, the components of distributable earnings on a tax basis were follows:

Undistributed ordinary income           $   2,132,729

Undistributed long-term capital gains       1,793,220
                                        -------------
Total undistributed earnings                3,925,949

Unrealized Appreciation(Depreciation)      28,421,623
                                        -------------
Total accumulated earnings (losses)     $  32,347,572
                                        =============
19

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Loomis Sayles
Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Investment Grade Bond Fund, a series of Loomis Sayles Funds II (hereinafter referred to as the "Fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 21, 2003

             2003 U.S. TAX DISTRIBUTION TO SHAREHOLDERS (UNAUDITED)

Corporate Dividends Received Deduction. For the fiscal year ended, September 30, 2003, 1.67% of dividends distributed by the Fund qualify for the dividends received deduction for corporate shareholders.

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the Fund paid distributions of $2,858,072, which have been designated as capital gains distributions for the fiscal year ended September 30, 2003.

                              TRUSTEES' INFORMATION

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

                                 POSITION(s) HELD WITH                                          NUMBER OF PORTFOLIOS IN
                                FUNDS/1/, LENGTH OF TIME         PRINCIPAL OCCUPATION(s)       FUND COMPLEX OVERSEEN AND
   NAME, AGE AND ADDRESS      SERVED AND TERM OF OFFICE/2/         DURING PAST 5 YEARS          OTHER DIRECTORSHIPS HELD
---------------------------   ----------------------------   ------------------------------   ----------------------------
INDEPENDENT TRUSTEES

Joseph Alaimo+ (73)                     Trustee;             Chairman, Wayne Hummer           26;
399 Boylston Street            4 years for Loomis Sayles     Trust Company and Wayne          None
Boston, MA 02116                      Funds Trusts           Hummer Investment Trust

Graham T. Allison, Jr. (63)           Trustee (2);           Douglas Dillon Professor and     44;
399 Boylston Street              19 years for CDC Nvest      Director for the Belfer Center   Director, Taubman Centers,
Boston, MA 02116               Funds Trusts; Less than 1     of Science and International     Inc.; Board Member, USEC
                              year for Loomis Sayles Funds   Affairs, John F. Kennedy         Inc.
                                         Trusts              School of Government,
                                                             Harvard University

Edward A. Benjamin (65)               Trustee (1)            Retired; formerly, Partner,      44;
399 Boylston Street                 Less than 1 year         Ropes & Gray (law firm)          Director, Coal, Energy
Boston, MA 02116                                             until 1999                       Investments &
                                                                                              Management; Director,
                                                                                              Precision Optics Corporation
                                                                                              (optics manufacturer)

Daniel M. Cain (58)                     Trustee,             President and CEO, Cain          44;
452 Fifth Avenue                     Chairman (1);           Brothers & Company,              Trustee, Universal Health
New York, NY 10018            7 years for CDC Nvest Funds    Incorporated (investment         Realty Income Trust;
                              Trusts; Less than 1 year for   banking)                         Director, PASC; Director,
                               Loomis Sayles Funds Trusts                                     Sheridan Healthcorp

Paul G. Chenault (69)                 Trustee (2)            Retired; Formerly, Trustee,      44;
5852 Pebble Beach Way           Less than 1 year for CDC     First Variable Life (variable    Director, Mailco Office
San Luis Obispo, CA 93401     Nvest Funds Trusts; 4 years    life insurance)                  Products, Inc.
                                for Loomis Sayles Funds
                                         Trusts

Kenneth J. Cowan (71)                   Trustee              Retired                          44;
399 Boylston Street                  Chairman (2);                                            None
Boston, MA 02116              28 years for CDC Nvest Funds
                              Trusts; Less than 1 year for
                               Loomis Sayles Funds Trusts
                                      Trustee (2);
                                        7 years

Richard Darman (60)                   Trustee (2);           Partner, The Carlyle Group       Director and Chairman, AES
399 Boylston Street           7 years for CDC Nvest Funds    (investments); Chairman of       Corporation
Boston, MA 02116              Trusts; Less than 1 year for   the Board of Directors of AES
                               Loomis Sayles Funds Trusts    Corporation (international
                                                             power company); formerly,
                                                             Professor, John F. Kennedy
                                                             School of Government,
                                                             Harvard University

                              TRUSTEES' INFORMATION

                                 POSITION(s) HELD WITH                                          NUMBER OF PORTFOLIOS IN
                                FUNDS/1/, LENGTH OF TIME         PRINCIPAL OCCUPATION(s)       FUND COMPLEX OVERSEEN AND
   NAME, AGE AND ADDRESS      SERVED AND TERM OF OFFICE/2/         DURING PAST 5 YEARS          OTHER DIRECTORSHIPS HELD
---------------------------   ----------------------------   ------------------------------   ----------------------------
INDEPENDENT TRUSTEES
(continued)

Sandra O. Moose (61)                  Trustee (1);           Senior Vice President and        44;
One Exchange Place               21 years for CDC Nvest      Director, The Boston             Director, Verizon
Boston, MA 02109                Funds Trusts; Less than 1    Consulting Group, Inc.           Communications
                                 year for Loomis Sayles      (management consulting)          Director, Rohm and Haas
                                      Funds Trusts                                            Company

John A. Shane (70)                    Trustee (2);           President, Palmer Service        44;
200 Unicorn Park Drive           21 years for CDC Nvest      Corporation (venture capital     Director, Gensym
Woburn, MA 01801                Funds Trusts; Less than 1    organization)                    Corporation; Director,
                                 year for Loomis Sayles                                       Overland Storage, Inc.
                                      Funds Trusts                                            Director, Abt Associates

Pendleton P. White (72)               Trustee (2);           Retired                          44;
6 Breckenridge Lane              22 years for CDC Nvest                                       None
Savannah, GA 31411              Funds Trusts; Less than 1
                                 year for Loomis Sayles
                                      Funds Trusts

INTERESTED TRUSTEES

Robert J. Blanding/3/ (56)      CEO, Loomis Sayles Funds     President, Chairman,             44;
555 California Street                  II, Trustee           Director, and Chief              None
San Francisco, CA 94104             Less than 1 year         Executive Officer, Loomis
                                                             Sayles & Company, L.P.;
                                                             President and CEO - Loomis
                                                             Sayles Funds I

John T. Hailer/4/ (42)        President and Chief Executive  President and Chief              44;
399 Boylston Street             Officer - CDC Nvest Funds    Executive Officer, CDC IXIS      None
Boston, MA 02116               Trusts, President - Loomis    Asset Management
                                Sayles Funds II, Trustee;    Distributors, L.P.; Executive
                               3 years for CDC Nvest Funds   Vice President - Loomis
                              Trusts; Less than 1 year for   Sayles Funds I; formerly,
                               Loomis Sayles Funds Trusts    Senior Vice President,
                                                             Fidelity Investments

Peter S. Voss/5/ (56)            Chairman of the Board,      Director, President and Chief    44;
399 Boylston Street                     Trustee;             Executive Officer, CDC IXIS      Trustee of Harris Associates
Boston, MA 02116                 11 years for CDC Nvest      Asset Management North           Investment Trust/6/
                                Funds Trusts; Less than 1    America, L.P.
                              year for Loomis Sayles Funds
                                         Trusts

                              TRUSTEES' INFORMATION

                                 POSITION(s) HELD WITH                                          NUMBER OF PORTFOLIOS IN
                                FUNDS/1/, LENGTH OF TIME         PRINCIPAL OCCUPATION(s)       FUND COMPLEX OVERSEEN AND
   NAME, AGE AND ADDRESS      SERVED AND TERM OF OFFICE/2/         DURING PAST 5 YEARS          OTHER DIRECTORSHIPS HELD
---------------------------   ----------------------------   ------------------------------   ----------------------------
OFFICERS

Nicholas H. Palmerino (38)             Treasurer;            Senior Vice President, CDC       Not Applicable;
399 Boylston Street                  Not Applicable          IXIS Asset Management            None
Boston, MA 02116                                             Services, Inc.; Senior Vice
                                                             President, CDC IXIS Asset
                                                             Management Advisers, L.P.;
                                                             formerly, Vice President,
                                                             Loomis, Sayles & Company,
                                                             L.P.

John E. Pelletier (39)                 Secretary;            Senior Vice President,           Not Applicable;
399 Boylston Street                  Not Applicable          General Counsel, Secretary       None
Boston, MA 02116                                             and Clerk, CDC IXIS
                                                             Distribution Corporation;
                                                             Senior Vice President,
                                                             General Counsel, Secretary
                                                             and Clerk, CDC IXIS Asset
                                                             Management Distributors,
                                                             L.P.; Senior Vice President,
                                                             General Counsel, Secretary
                                                             and Clerk, CDC IXIS Asset
                                                             Management Advisers, L.P.;
                                                             Executive Vice President,
                                                             General Counsel, Secretary,
                                                             Clerk and Director, CDC
                                                             IXIS Asset Management
                                                             Services, Inc

(1) Member of Audit Committee.
(2) Member of Contract Review and Governance Committee.
+Mr. Alaimo is a Trustee of Loomis Sayles Funds I and Loomis Sayles Funds II, but not of the CDC Nvest Funds Trusts.
/1/Except as noted, each Trustee and Officer holds the same positions with CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, AEW Real Estate Income Fund, CDC Nvest Cash Management Trust and CDC Nvest Tax Exempt Money Market Trust (the "CDC Nvest Funds Trusts") and Loomis Sayles Funds I and Loomis Sayles Funds II (the "Loomis Sayles Funds Trusts" and together with the CDC Nvest Funds Trusts, the "Trusts").
/2/All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72. Messrs. Alaimo and White are expected to retire by December 31, 2003.
/3/Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. ("Loomis Sayles").
/4/Mr. Hailer is an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors").
/5/Mr. Voss is an "interested person" of the Trusts because he holds the following positions with entities that may be considered to be affiliated persons of the Trusts: Director of CDC IXIS Asset Management Services, Inc.; Director of CDC IXIS Asset Management Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates, Inc.; Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Loomis, Sayles & Company, Inc.; Member of Reich & Tang Asset Management, LLC; Director of Westpeak Global Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McCullough, Inc.; Director, Hansberger Group, Inc.; Member, Board of Managers, Harris Alternatives L.L.C.; and Director and Member of Executive Board of CDC IXIS Asset Management.
/6/As of September 30, 2003, Harris Associates Investment Trust has seven series that were overseen by its Board of Trustees.

                             ADDITIONAL INFORMATION

1. ELECTION OF TRUSTEES

Shareholder Meeting (unaudited). At the special meeting of shareholders held on June 10, 2003, shareholders of Loomis Sayles Funds II (formerly, Loomis Sayles Funds) voted for the following proposal:

                                  For          Withheld*
                              -----------   --------------
(01) Joseph Alaimo            134,298,551        8,672,577

(02) Graham T. Allison, Jr.   134,590,902        8,380,227

(03) Edward A. Benjamin       134,546,833        8,424,296

(04) Robert J. Blanding       134,572,705        8,398,423

(05) Daniel M. Cain           134,593,263        8,377,866

(06) Paul G. Chenault         134,352,172        8,618,957

(07) Kenneth J. Cowan         134,524,153        8,446,976

(08) Richard Darman           134,552,047        8,419,081

(09) John T. Hailer           134,613,039        8,358,089

(10) Sandra O. Moose          134,612,285        8,358,843

(11) John A. Shane            134,332,421        8,638,708

(12) Peter S. Voss            134,622,604        8,348,525

(13) Pendleton P. White       134,300,598        8,670,530

* Includes Broker Non-Votes (if any).

Initial Class Purchase on September 4, 2003 CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), purchased one share of the Class A, Class B and Class C of the Loomis Sayles Investment Grade Bond Fund (the "Fund"), a series of Loomis Sayles Funds II at a net asset value of $9.75 per share.

Consent of Sole Shareholder On September 4, 2003, the Distributor, as sole shareholder of Class A, Class B, and Class C shares of the Funds adopted the following resolution:

1.   Approval of the proposed terms of the Rule 12b-1 Plans

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                                                                              26

                       This Page Intentionally Left Blank

Item 2.  Code of Ethics.
The Trust has adopted a code of Ethics that applies to the Trust's principal executive officer, principal financial officer and persons performing similar functions.

Item 3. Audit Committee Financial Expert.
The Board of Trustees of the Trust have established an audit committee and determined that all committee members qualify as financial experts. The committee members are Ms. Sandra O. Moose, Messrs. Edward A. Benjamin and Daniel
M. Cain. Each of these individuals is also Independent Trustee of the Trust.

Item 4.  Principal Accountant Fees and Services.
Not applicable.

Item 5.  Audit Committee of Listed Registrants.
Not applicable.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.  [Reserved.]

Item 9.  Controls and Procedures

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10.  Exhibits.

(a) Code of Ethics.

(b) Certifications of Principal Executive Officer and Principal Financial
Officer.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Loomis Sayles Funds II

                                          By: /s/ JOHN HAILER
                                              ----------------------------
                                          Name:  John Hailer
                                          Title: President
                                          Date:  November 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                          By: /s/ JOHN HAILER
                                              ----------------------------
                                          Name:  John Hailer
                                          Title: President
                                          Date:  November 21, 2003

                                          By: /s/ NICHOLAS H. PALMERINO
                                              ----------------------------
                                          Name:  Nicholas H. Palmerino
                                          Title: Treasurer
                                          Date:  November 21, 2003

                                  EXHIBIT INDEX

(a)      Code of Ethics

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940

(b)(2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.